UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491

Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis,

MN 55416-1297

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc.,

4400 Easton Commons, Suite 200, Columbus,

OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

AZL® DFA Five-Year Global Fixed Income Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Five-Year Global Fixed Income Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Five-Year Global Fixed Income Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® DFA Five-Year Global Fixed Income Fund (the “Fund”) returned 3.50%. That compared to a 3.86% total return for its benchmark, the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms1.

Global fixed income returns were generally positive for 2019. Non-U.S. yield curves exhibited currency-hedged expected returns equal to or greater than those in the U.S. Yield curves in markets eligible for inclusion in the Fund generally flattened, suggesting smaller expected term premiums by the end of the year. Realized term premiums were positive for the year, with longer-term bonds generally outperforming shorter-term bonds.*

The Fund underperformed its benchmark during the 12-month period. An overweight position in Norwegian krone-denominated bonds detracted from the Fund’s relative performance during the period, as Norwegian bonds underperformed. The Fund’s focus on higher-quality securities meant it had a below-benchmark exposure to lower-rated bond markets, such as Italy, which outperformed during the period. This reduced exposure to strongly-performing markets dragged on the Fund’s relative performance.*

By contrast, underweight positions in Japanese yen-denominated bonds and short-term U.S. dollar-denominated bonds boosted relative returns, as these issues underperformed in the period. An overweight position in intermediate-term euro-denominated bonds, which produced strong performance relative to the overall benchmark, also improved the Fund’s performance during the period.*

The Fund used currency forward contracts to hedge its foreign currency exposure during the period. Given that the Fund’s benchmark index is also currency hedged, this strategy did not affect the Fund’s relative performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA Five-Year Global Fixed Income Fund (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	1 Year	3 Year	Since Inception (4/27/15)
AZL® DFA Five-Year Global Fixed Income Fund	3.50%	2.07%	1.40%
FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms	3.86%	2.37%	1.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Five-Year Global Fixed Income Fund	0.91%

The above expense ratio is based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.50% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.95% through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms, an unmanaged index that is designed to measure the performance of fixed-rate; local currency, investment-grade sovereign bonds, and currently comprises sovereign debt from over 20 countries. This index follows the same inclusion criteria and methodology as the FTSE (Non-USD) World Government Bond Index, which is a market capitalization-weighted index that tracks 10 government bond indexes, excluding the U.S. (“WGBI”), but only includes the securities from the WGBI with a weighted average life of greater than or equal to 1 and less than 5 years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Five-Year Global Fixed Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,007.00	$4.10	0.81%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,021.12	$4.13	0.81%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Foreign Bonds	85.9%

Corporate Bonds	5.7

Yankee Dollars	2.8

Commercial Paper	2.8

U.S. Treasury Obligations	2.6

Unaffiliated Investment Companies	1.0

Total Investment Securities	100.8

Net other assets (liabilities)	(0.8)

Net Assets	100.0%

3

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds (5.7%):
Communications Equipment (0.3%):
$1,339,000	Cisco Systems, Inc., 1.85%, 9/20/21, Callable 8/20/21 @ 100	$1,340,391

Consumer Finance (0.6%):
2,000,000	Toyota Motor Credit Corp., 2.16% (US0003M+15 bps), 10/9/20, MTN	2,000,802
200,000	Toyota Motor Credit Corp., 0.75%, 7/21/22	229,617
257,000	Toyota Motor Credit Corp., 2.38%, 2/1/23	310,056

		2,540,475

Diversified Financial Services (0.5%):
1,900,000	Berkshire Hathaway, Inc., 0.63%, 1/17/23, Callable 11/17/22 @ 100	2,172,646

Food & Staples Retailing (0.3%):
1,000,000	Walmart, Inc., 1.90%, 4/8/22, Callable 1/8/22 @ 100	1,170,865

Household Products (1.3%):
4,700,000	Procter & Gamble Co. (The), 2.00%, 8/16/22	5,575,234

Industrial Conglomerates (0.5%):
1,850,000	3M Co., 0.38%, 2/15/22, Callable 11/15/21 @ 100	2,097,814
200,000	3M Co., Series E, 0.95%, 5/15/23	232,127

		2,329,941

Pharmaceuticals (1.3%):
750,000	Johnson & Johnson, 0.25%, 1/20/22, Callable 12/20/21 @ 100	849,245
4,521,000	Pfizer, Inc., 0.25%, 3/6/22, Callable 2/6/22 @ 100	5,113,723

		5,962,968

Software (0.2%):
250,000	Oracle Corp., Series E, 2.25%, 1/10/21, MTN	287,577
491,000	Oracle Corp., 2.50%, 5/15/22, Callable 3/15/22 @ 100	498,130

		785,707

Technology Hardware, Storage & Peripherals (0.7%):
500,000	Apple, Inc., 3.04% (US0003M+113 bps), 2/23/21	505,646
2,000,000	Apple, Inc., 1.00%, 11/10/22	2,317,414

		2,823,060

Total Corporate Bonds (Cost $25,648,660)		24,701,287

Foreign Bonds (85.9%):
Banks (24.2%):
16,000,000	Bank of Montreal, 1.88%, 3/31/21+	12,291,313
1,000,000	Bank of Montreal, 1.61%, 10/28/21+	763,355
7,000,000	Bank of Nova Scotia, 2.13%, 6/15/20+	5,397,666
6,500,000	Bank of Nova Scotia, 3.27%, 1/11/21+	5,068,138
500,000	Bank of Nova Scotia, 0.38%, 4/6/22, MTN+	565,406
3,000,000	Canadian Imperial Bank of Commerce, 1.85%, 7/14/20+	2,310,421
3,200,000	Canadian Imperial Bank of Commerce, 1.90%, 4/26/21+	2,461,072
450,000	Canadian Imperial Bank of Commerce, 0.75%, 3/22/23+	517,037
1,000,000	Commonwealth Bank of Australia, Series E, 0.50%, 7/11/22+	1,137,251

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Banks, continued
$2,389,000	Cooperatieve Rabobank UA, Series E, 4.75%, 6/6/22+	$2,996,338
2,093,000	Cooperatieve Rabobank UA, 0.50%, 12/6/22+	2,386,088
4,350,000	Dexia Credit Local SA, 0.25%, 6/2/22+	4,942,796
1,800,000	Dexia Credit Local SA, Series E, 1.13%, 6/15/22+	2,390,973
5,200,000	Dexia Credit Local SA, 0.25%, 6/1/23, MTN+	5,920,469
405,000	International Bank for Reconstruction & Development, 1.00%, 12/19/22+	538,489
6,123,000	Kreditanstalt fuer Wiederaufbau, 2.13%, 8/15/23+	7,481,751
3,000,000	National Australia Bank, Ltd., Series G, 0.88%, 1/20/22+	3,432,109
500,000	National Australia Bank, Ltd., 0.35%, 9/7/22+	566,702
10,930,000	Nordic Investment Bank, 1.38%, 7/15/20, MTN+	1,242,660
1,164,000	Oesterreichische Kontrollbank AG, Series E, 0.75%, 3/7/22+	1,536,111
5,500,000	Royal Bank of Canada, 1.92%, 7/17/20+	4,235,729
3,500,000	Royal Bank of Canada, 2.03%, 3/15/21+	2,695,302
7,700,000	Royal Bank of Canada, Series DPNT, 1.97%, 3/2/22+	5,907,010
1,190,000	Skandinaviska Enskilda Banken AB, 1.25%, 8/5/22+	1,578,303
250,000	State of North Rhine-Westphalia Germany, 1.25%, 3/13/20+	281,296
2,700,000	State of North Rhine-Westphalia Germany, 0.00%, 12/5/22+	3,054,527
3,167,000	State of North Rhine-Westphalia Germany, 0.38%, 2/16/23+	3,624,407
475,000	State of North Rhine-Westphalia Germany, 0.13%, 3/16/23+	539,725
1,000,000	State of North Rhine-Westphalia Germany, 0.20%, 4/17/23+	1,139,258
2,318,000	Svenska Handelsbanken AB, Series E, 0.25%, 2/28/22+	2,618,365
1,000,000	Svenska Handelsbanken AB, 2.63%, 8/23/22+	1,199,017
1,100,000	Svenska Handelsbanken AB, 1.13%, 12/14/22+	1,273,640
2,000,000	Toronto-Dominion Bank (The), 2.56%, 6/24/20+	1,544,116
4,000,000	Toronto-Dominion Bank (The), Series DPNT, 2.62%, 12/22/21+	3,110,598
10,300,000	Toronto-Dominion Bank (The), Series DPNT, 1.99%, 3/23/22+	7,911,977
300,000	Westpac Banking Corp., Series E, 0.25%, 1/17/22+	338,423

		104,997,838

Capital Markets (1.1%):
4,000,000	Canada Housing Trust, 1.45%, 6/15/20+(a)	3,076,741
300,000	FMS Wertmanagement, 1.13%, 9/7/23+	400,272
1,000,000	International Finance Corp., 0.96% (SONIA+25bps), 1/18/22+	1,324,941

		4,801,954

Consumer Finance (2.4%):
1,000,000	Toyota Credit Canada, Inc., 2.20%, 2/25/21+	771,041
1,500,000	Toyota Credit Canada, Inc., 2.02%, 2/28/22+	1,150,786
5,368,000	Toyota Finance Australia, Ltd., 0.00%, 4/9/21, MTN+	6,030,766
1,355,000	Toyota Finance Australia, Ltd., Series E, 0.50%, 4/6/23, MTN+	1,545,154

See accompanying notes to the financial statements.

4

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Consumer Finance, continued
$905,000	Toyota Motor Finance Netherlands BV, Series E, 0.25%, 1/10/22, MTN+	$1,023,832

		10,521,579

Diversified Financial Services (32.6%):
1,000,000	Agence Francaise de Developpement, 0.13%, 4/30/22+	1,133,123
1,500,000	Agence Francaise de Developpement, 0.50%, 10/25/22+	1,718,932
5,700,000	ASB Finance, Ltd., Series E, 0.50%, 6/10/22+	6,482,649
11,248,000	Asian Development Bank, 0.20%, 5/25/23+	12,847,558
400,000	Bank Nederlandse Gemeenten NV, Series E, 1.00%, 3/15/22+	530,612
1,600,000	Bank Nederlandse Gemeenten NV, 0.25%, 2/22/23+	1,824,698
399,000	BNG Bank NV, 1.50%, 4/15/20+	449,968
6,334,000	BNG Bank NV, 0.05%, 7/11/23, MTN+	7,185,728
300,000	Caisse d’Amortissement de la Dette Sociale, 0.13%, 11/25/22+	341,603
400,000	Caisse d’Amortissement de la Dette Sociale, Series E, 0.50%, 5/25/23, MTN+	461,747
5,600,000	Caisse d’Amortissement de la Dette Sociale, 0.13%, 10/25/23+	6,387,195
700,000	Caisse des Depots et Consignations, Series E, 1.00%, 1/25/21, MTN+	927,635
403,000	Council Of Europe Development Bank, 0.38%, 10/27/22+	461,368
750,000	Council Of Europe Development Bank, 0.13%, 5/25/23, MTN+	854,133
4,498,000	European Bank for Reconstruction & Development, Series G, 1.01% (SONIO/N+30bps), 2/28/24, MTN+	5,957,798
11,400,000	European Financial Stability Facility, 0.13%, 10/17/23, MTN+	12,988,313
183,000	European Investment Bank, 1.04% (BP0003M+25bps), 2/17/20, MTN+	242,457
2,000,000	European Investment Bank, Series E, 0.99% (SONIO/N+28bps), 1/10/22, MTN+	2,654,888
85,000,000	European Investment Bank, Series E, 1.50%, 5/12/22, MTN+	9,648,274
143,000	European Investment Bank, 0.00%, 10/16/23+	162,389
8,586,000	European Stability Mechanism, 0.10%, 7/31/23+	9,768,865
400,000	Kommunalbanken AS, 1.13%, 11/30/22+	532,318
846,000	Kommunekredit, 0.13%, 8/28/23, MTN+	962,124
97,000,000	Kommuninvest I Sverige AB, 0.25%, 6/1/22+	10,386,627
24,000,000	Kommuninvest I Sverige AB, 0.75%, 2/22/23+	2,605,669
3,000,000	Kommuninvest I Sverige AB, Series 2311, 1.00%, 11/13/23, MTN+	328,919
4,253,000	Kreditanstalt fuer Wiederaufbau, 0.00%, 9/15/23+	4,828,713
200,000	Landeskreditbank Baden-Wuerttemberg Foerderbank, Series E, 0.88%, 3/7/22+	264,729
5,250,000	Landwirtschaftliche Rentenbank, 0.05%, 6/12/23, MTN+	5,966,915
1,466,000	Municipality Finance plc, 1.25%, 12/7/22+	1,956,809

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Diversified Financial Services, continued
$3,091,000	Nederlandse Waterschapsbank NV, 0.13%, 9/25/23, MTN+	$3,519,853
500,000	Nestle Finance International, Ltd., Series E, 0.75%, 11/8/21, MTN+	570,930
500,000	Nestle Finance International, Ltd., 1.75%, 9/12/22+	589,964
1,100,000	NRW.Bank, 0.00%, 11/11/22+	1,244,104
4,500,000	NRW.Bank, 0.13%, 3/10/23+	5,115,660
5,850,000	NRW.Bank, 0.13%, 7/7/23+	6,649,964
4,680,000	OP Corporate Bank plc, Series E, 0.75%, 3/3/22+	5,344,747
700,000	Roche Finance Europe BV, 0.50%, 2/27/23, Callable 11/27/22 @ 100+	799,381
1,140,000	Shell International Finance BV, 1.63%, 3/24/21, MTN+	1,308,344
500,000	Temasek Financial I, Ltd., Series E, 0.50%, 3/1/22+	568,771
800,000	Temasek Financial I, Ltd., Series G, 4.63%, 7/26/22+	1,157,598
1,300,000	Total Capital Canada, Ltd., 1.88%, 7/9/20, MTN+	1,474,591
600,000	Total Capital Canada, Ltd., Series E, 1.13%, 3/18/22+	692,243
500,000	Total Capital International SA, Series E, 0.00% (EUR003M+30bps), 3/19/20, MTN+	561,172
900,000	Total Capital International SA, 0.25%, 7/12/23+	1,019,942

		141,480,020

Insurance (0.9%):
600,000	UNEDIC ASSEO, 0.13%, 5/25/22+	680,473
2,600,000	UNEDIC ASSEO, 0.88%, 10/25/22+	3,016,896

		3,697,369

Oil, Gas & Consumable Fuels (1.2%):
500,000	Equinor ASA, Series E, 2.00%, 9/10/20, MTN+	569,635
1,925,000	Shell International Finance BV, Series E, 1.25%, 3/15/22+	2,228,179
900,000	Shell International Finance BV, Series E, 1.00%, 4/6/22+	1,036,245
1,300,000	Statoil ASA, 0.88%, 2/17/23, Callable 11/17/22 @ 100+	1,495,048

		5,329,107

Pharmaceuticals (3.8%):
750,000	Novartis Finance SA, 0.75%, 11/9/21+	856,808
2,000,000	Novartis Finance SA, 0.50%, 8/14/23, Callable 5/14/23 @ 100+	2,286,121
1,200,000	Sanofi, 0.00%, 1/13/20, MTN+	1,345,979
300,000	Sanofi, 0.00% (EUR003M+15bps), 3/21/20, MTN+	336,710
500,000	Sanofi, 1.13%, 3/10/22, Callable 12/10/21 @ 100+	575,933
300,000	Sanofi, Series E, 0.00%, 3/21/22, Callable 2/21/22 @ 100, MTN+	338,288
1,100,000	Sanofi, 0.00%, 9/13/22, Callable 6/13/22 @ 100+	1,239,218
8,300,000	Sanofi, 0.50%, 3/21/23, Callable 12/21/22 @ 100+	9,483,400

		16,462,457

Road & Rail (0.2%):
667,000	Transport For London, 2.25%, 8/9/22, MTN+	913,444

See accompanying notes to the financial statements.

5

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bond (19.3%):
$300,000	Bpifrance Financement SA, Series E, 0.10%, 2/19/21+	$338,298
10,000,000	Canadian Government Bond, 1.50%, 3/1/20+	7,701,555
81,000,000	Denmark Government Bond, 1.50%, 11/15/23+	13,122,415
4,000,000	European Investment Bank, Series E, 3.50%, 1/14/21+	441,630
200,000	European Investment Bank, 0.05%, 12/15/23, MTN+	227,724
500,000	European Stability Mechanism Bill, 0.00%, 1/23/20+(b)	560,954
1,000,000	European Stability Mechanism Bill, 0.00%, 3/5/20+(b)	1,122,580
1,000,000	Export Development Canada, Series E, 1.02% (SONIO/N+31bps), 5/29/24+	1,323,868
4,615,000	Finland Government Bond, 0.00%, 9/15/23+(a)	5,266,166
1,700,000	French Republic Discount Bill, 0.00%, 2/12/20+(b)	1,908,101
3,150,000	International Bank for Reconstruction & Development, 1.13%, 3/11/20+	2,423,588
4,568,000	International Bank for Reconstruction & Development, 0.98% (SONIO/N+27bps), 5/15/24+	6,044,889
500,000	Kommunalbanken AS, Series E, 0.88%, 12/8/20, MTN+	661,994
500,000	Kommunalbanken AS, Series E, 1.50%, 12/15/23, MTN+	675,151
6,000,000	Monetary Authority of Singapore Bill, Series 84, 1.71%, 1/31/20+(b)	4,455,734
7,000,000	Monetary Authority of Singapore Bill, Series 84, 1.76%, 3/20/20+(b)	5,185,758
450,000	Province of Manitoba, 1.50%, 12/15/22+	603,441
5,000,000	Province of Ontario, 4.20%, 6/2/20+	3,888,979
950,000	Province of Quebec, 0.88%, 5/24/22+	1,253,825
3,033,000	Republic of Austria Government Bond, 0.00%, 7/15/23+(a)	3,458,296
500,000	Swedish Export Credit AB, Series E, 1.38%, 12/15/23, MTN+	671,178
105,000,000	Swedish Government Bond, Series 1047, 5.00%, 12/1/20+	11,756,739
2,500,000	United Kingdom Government Bill, 0.72%, 3/2/20+(b)	3,306,923
6,000,000	United Kingdom Government Bill, 0.76%, 3/23/20+(b)	7,932,481

		84,332,267

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Transportation Infrastructure (0.2%):
$693,000	Oebb-Infrastruktur AG, Series E, 3.50%, 10/19/20, MTN+	$801,585

Total Foreign Bonds (Cost $377,428,604)		373,337,620

Yankee Dollars (2.8%):
Banks (0.5%):
1,250,000	Bank of Nova Scotia, Series B, 2.41% (US0003M+44 bps), 4/20/21	1,253,100
512,000	Bank of Nova Scotia, 2.70%, 3/7/22	520,446
400,000	The Toronto-Dominion Bank, 3.04% (US0003M+100 bps), 4/7/21, MTN	403,978

		2,177,524

Diversified Financial Services (1.9%):
600,000	Caisse des Depots et Consignations, 2.18% (US0003M+9 bps), 10/2/20, MTN	600,444
1,000,000	EUROFIMA, 2.00% (US0003M+9 bps), 11/15/21	999,760
800,000	EUROFIMA, 1.99% (US0003M+10 bps), 3/11/22, MTN	799,616
2,000,000	Kommunalbanken AS, 2.04% (US0003M+4 bps), 4/15/21	1,999,288
3,000,000	Landeskreditbank Baden-Wuerttemberg Foerderbank, Series E, 2.07% (US0003M+12 bps), 9/27/21, MTN	3,002,820
650,000	Total Capital International SA, 2.88%, 2/17/22	663,355

		8,065,283

Oil, Gas & Consumable Fuels (0.2%):
910,000	Shell International Finance BV, 2.38%, 8/21/22	921,980

Sovereign Bond (0.2%):
1,000,000	Swedish Export Credit AB, Series E, 2.01% (US0003M+12 bps), 12/13/21, MTN	1,000,330

Total Yankee Dollars (Cost $12,113,411)		12,165,117

U.S. Treasury Obligations (2.6%):
U.S. Treasury Notes (2.6%):
11,500,000	1.75% (USBMMY3M+22bps), 7/31/21	11,499,779

Total U.S. Treasury Obligations (Cost $11,497,086)		11,499,779

Commercial Paper (2.8%):
4,000,000	DBS Bank, Ltd., 1.88%(a)(b)	3,979,860
5,000,000	DBS Bank, Ltd., 1.83%(a)(b)	4,984,275
3,000,000	Oversea-Chinese Banking Corp., Ltd., 2.00%(a)	3,000,423

Total Commercial Paper (Cost $11,963,915)		11,964,558

Unaffiliated Investment Companies (1.0%):
Money Markets (1.0%):
4,252,122	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(b)	4,252,122

Total Unaffiliated Investment Companies (Cost $4,252,122)		4,252,122

Total Investment Securities (Cost $442,903,798)—100.8%(c)		437,920,483
Net other assets (liabilities)—(0.8)%		(3,636,919)

Net Assets—100.0%		$434,283,564

See accompanying notes to the financial statements.

6

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2019

Percentages indicated are based on net assets as of December 31, 2019.

BP0003M—3 Month GBP LIBOR

EUR003M—3 Month EUR LIBOR

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SONIA—Sterling Overnight Interbank Average Rate

US0003M—3 Month US Dollar LIBOR

USBMMY3M—3 Month Treasury Bill Rate

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The rate represents the effective yield at December 31, 2019.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2019:

(Unaudited)

Country	Percentage

Australia	3.0%
Austria	1.3%
Canada	18.0%
Denmark	3.2%
Finland	2.9%
France	10.6%
Germany	10.0%
Luxembourg	3.9%
Netherlands	6.0%
New Zealand	1.5%
Norway	1.4%
Singapore	5.3%
Supernational	13.3%
Sweden	7.6%
United Kingdom	2.8%
United States	9.2%

100.0%

See accompanying notes to the financial statements.

7

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2019

Forward Currency Contracts

At December 31, 2019, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Danish Krone	896,670	U.S. Dollar	132,642	Bank of America	1/2/20	$1,975
Danish Krone	88,110,958	U.S. Dollar	13,160,691	State Street	1/2/20	67,395
European Euro	1,195,657	U.S. Dollar	1,330,060	Bank of America	1/8/20	11,670
European Euro	1,025,970	U.S. Dollar	1,139,989	Bank of America	1/8/20	11,323
European Euro	821,549	U.S. Dollar	916,838	Bank of America	1/8/20	5,079
European Euro	583,571	U.S. Dollar	645,306	State Street	1/8/20	9,559
European Euro	1,030,460	U.S. Dollar	1,145,730	Bank of America	1/9/20	10,693
European Euro	1,671,234	U.S. Dollar	1,860,952	BNY Mellon	1/9/20	14,572
European Euro	436,434	U.S. Dollar	487,337	BNY Mellon	1/9/20	2,447
European Euro	10,358	U.S. Dollar	11,559	BNY Mellon	1/9/20	65
British Pound	1,507,659	U.S. Dollar	1,952,845	Bank of America	1/24/20	45,208
Canadian Dollar	6,768,038	U.S. Dollar	5,091,993	Bank of America	1/28/20	121,580
Canadian Dollar	8,664,062	U.S. Dollar	6,577,881	Bank of America	1/28/20	96,243
Canadian Dollar	4,160,953	U.S. Dollar	3,173,986	Bank of America	1/28/20	31,290

						$429,099

U.S. Dollar	13,126,354	Danish Krone	89,007,628	Bank of America	1/2/20	$(236,349)
U.S. Dollar	74,192,564	European Euro	67,058,602	Bank of America	1/8/20	(1,058,519)
U.S. Dollar	429,812	European Euro	387,810	BNY Mellon	1/8/20	(5,377)
U.S. Dollar	1,127,063	European Euro	1,017,389	Bank of America	1/9/20	(14,692)
U.S. Dollar	73,877,034	European Euro	66,852,991	Bank of America	1/9/20	(1,148,037)
U.S. Dollar	1,333,010	British Pound	1,023,528	BNY Mellon	1/9/20	(22,883)
U.S. Dollar	630,961	British Pound	484,939	State Street	1/9/20	(11,450)
U.S. Dollar	3,305,372	British Pound	2,503,553	State Street	1/9/20	(11,146)
U.S. Dollar	3,807,335	British Pound	2,923,585	State Street	1/9/20	(65,610)
U.S. Dollar	2,250,471	Swedish Krona	21,135,968	Bank of America	1/21/20	(9,327)
U.S. Dollar	1,680,269	Swedish Krona	15,776,779	Barclays Bank	1/21/20	(6,540)
U.S. Dollar	7,858,942	Swedish Krona	73,536,087	State Street	1/21/20	(3,328)
U.S. Dollar	13,615,313	Swedish Krona	129,982,248	State Street	1/21/20	(282,020)
U.S. Dollar	1,005,685	European Euro	904,707	Bank of America	1/24/20	(10,571)
U.S. Dollar	865,831	European Euro	782,565	State Street	1/24/20	(13,223)
U.S. Dollar	70,927,684	European Euro	63,508,950	State Street	1/24/20	(411,810)
U.S. Dollar	37,525,808	British Pound	28,945,660	State Street	1/24/20	(834,972)
U.S. Dollar	10,439,738	Norwegian Krone	96,709,246	Bank of America	1/28/20	(582,275)
U.S. Dollar	3,077,707	Canadian Dollar	4,045,052	Bank of America	1/28/20	(38,288)
U.S. Dollar	84,630,211	Canadian Dollar	110,454,587	Barclays Bank	1/28/20	(455,459)
U.S. Dollar	5,153,386	Singapore Dollar	6,982,400	Bank of America	2/5/20	(41,489)
U.S. Dollar	4,403,935	Singapore Dollar	5,977,320	Citigroup	2/5/20	(43,165)
U.S. Dollar	13,183,786	Danish Krone	87,926,231	State Street	2/26/20	(71,167)

						$(5,377,697)

Total Net Forward Currency Contracts						$(4,948,598)

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts

	Unrealized Appreciation	Unrealized Depreciation
Forward currency contracts	$429,099	$(5,377,697)

See accompanying notes to the financial statements.

8

AZL DFA Five-Year Global Fixed Income Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$442,903,798

Investment securities, at value	$437,920,483
Interest and dividends receivable	1,411,983
Foreign currency, at value (cost $2,625)	2,668
Unrealized appreciation on forward currency contracts	429,099
Receivable for capital shares issued	229,190
Prepaid expenses	1,491

Total Assets	439,994,914

Liabilities:
Unrealized depreciation on forward currency contracts	5,377,697
Payable for capital shares redeemed	24,580
Manager fees payable	184,230
Administration fees payable	4,667
Distribution fees payable	92,114
Custodian fees payable	11,506
Administrative and compliance services fees payable	1,541
Transfer agent fees payable	959
Trustee fees payable	379
Other accrued liabilities	13,677

Total Liabilities	5,711,350

Net Assets	$434,283,564

Net Assets Consist of:
Paid in capital	$440,934,712
Total distributable earnings	(6,651,148)

Net Assets	$434,283,564

Shares of beneficial interest (unlimited number of shares authorized, no par value)	44,228,532
Net Asset Value (offering and redemption price per share)	$9.82

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Interest	$4,084,633
Dividends	81,120
Income from securities lending	6,599

Total Investment Income	4,172,352

Expenses:
Manager fees	2,683,087
Administration fees	145,218
Distribution fees	1,117,947
Custodian fees	64,441
Administrative and compliance services fees	8,076
Transfer agent fees	5,859
Trustee fees	25,942
Professional fees	22,177
Shareholder reports	6,286
Other expenses	13,900

Total expenses before reductions	4,092,933
Less expenses voluntarily waived/reimbursed by the Manager	(447,176)

Net expenses	3,645,757

Net Investment Income/(Loss)	526,595

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(6,434,387)
Net realized gains/(losses) on forward currency contracts	20,646,243
Change in net unrealized appreciation/depreciation on securities and foreign currencies	8,013,097
Change in net unrealized appreciation/depreciation on forward currency contracts	(7,026,059)

Net realized and Change in net unrealized gains/losses on investments	15,198,894

Change in Net Assets Resulting From Operations	$15,725,489

See accompanying notes to the financial statements.

9

AZL DFA Five-Year Global Fixed Income Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$526,595	$2,230,317
Net realized gains/(losses) on investments	14,211,856	12,519,470
Change in unrealized appreciation/depreciation on investments	987,038	(9,544,124)

Change in net assets resulting from operations	15,725,489	5,205,663

Distributions to Shareholders:
Distributions	(24,665,739)	(2,736,651)

Change in net assets resulting from distributions to shareholders	(24,665,739)	(2,736,651)

Capital Transactions:
Proceeds from shares issued	12,381,360	23,263,345
Proceeds from dividends reinvested	24,665,739	2,736,651
Value of shares redeemed	(54,717,556)	(73,662,691)

Change in net assets resulting from capital transactions	(17,670,457)	(47,662,695)

Change in net assets	(26,610,707)	(45,193,683)
Net Assets:
Beginning of period	460,894,271	506,087,954

End of period	$434,283,564	$460,894,271

Share Transactions:
Shares issued	1,218,558	2,334,447
Dividends reinvested	2,514,346	275,594
Shares redeemed	(5,333,251)	(7,385,373)

Change in shares	(1,600,347)	(4,775,332)

See accompanying notes to the financial statements.

10

AZL DFA Five-Year Global Fixed Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015(a)

Net Asset Value, Beginning of Period	$10.06	$10.00	$9.96	$9.91	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.01 (b)	0.06	0.11	0.11	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	0.34	0.06	0.05	0.02	(0.15)

Total from Investment Activities	0.35	0.12	0.16	0.13	(0.09)

Distributions to Shareholders From:
Net Investment Income	(0.59)	(0.06)	(0.12)	(0.08)	—

Total Dividends	(0.59)	(0.06)	(0.12)	(0.08)	—

Net Asset Value, End of Period	$9.82	$10.06	$10.00	$9.96	$9.91

Total Return(c)	3.50%	1.17%	1.57%	1.28%	(0.90	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$434,284	$460,894	$506,088	$482,830	$517,049
Net Investment Income/(Loss)(e)	0.12%	0.45%	1.11%	1.01%	0.90%
Expenses Before Reductions(e)(f)	0.92%	0.91%	0.90%	0.90%	0.91%
Expenses Net of Reductions(e)	0.82%	0.81%	0.80%	0.80%	0.81%
Portfolio Turnover Rate	35%	69%	83%	52%	127	%(d)

(a)	For the period April 27, 2015 (commencement of share class) to December 31, 2015.

(b)	Calculated using the average shares method.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

12

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2019

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $632 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had no open securities lending transactions as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2019, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2019, the monthly average notional amount for long contracts was $7.6 million and the monthly average notional amount for short contracts was $394.7 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	$429,099	Unrealized depreciation on forward currency contracts	$5,377,697

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	$20,646,243	$(7,026,059)

13

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2019

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2019. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019.

As of December 31, 2019, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward currency contracts	$429,099	$5,377,697

Total derivative assets and liabilities in the Statement of Assets and Liabilities	429,099	5,377,697
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(17,084)	(28,260)

Total assets and liabilities subject to a MNA	$412,015	$5,349,437

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2019:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Bank of America	$335,061	$(335,061)	$—	$—	$—
State Street	76,954	(76,954)	—	—	—

Total	$412,015	$(412,015)	$—	$—	$—

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral pledged by the Fund as of December 31, 2019:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America	$3,139,547	$(335,061)	$—	$—	$2,804,486
Barclays Bank	461,999	—	—	—	461,999
Citigroup	43,165	—	—	—	43,165
State Street	1,704,726	(76,954)	—	—	1,627,772

Total	$5,349,437	$(412,015)	$—	$—	$4,937,422

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA Five-Year Global Fixed Income Fund	0.60%	0.95%

*	The Manager voluntarily reduced the management fee to 0.50% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

14

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2019

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $3,376 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

15

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2019

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Corporate Bonds+	$—	$24,701,287	$—	$24,701,287
Foreign Bonds+	—	373,337,620	—	373,337,620
Yankee Dollars+	—	12,165,117	—	12,165,117
U.S. Treasury Obligations	—	11,499,779	—	11,499,779
Commercial Paper	—	11,964,558	—	11,964,558
Unaffiliated Investment Companies	4,252,122	—	—	4,252,122

Total Investment Securities	4,252,122	433,668,361	—	437,920,483

Other Financial Instruments:*
Forward Currency Contracts	—	(4,948,598)	—	(4,948,598)

Total Investments	$4,252,122	$428,719,763	$—	$432,971,885

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA Five-Year Global Fixed Income Fund	$143,770,889	$234,907,752

For the year ended December 31, 2019, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL DFA Five-Year Global Fixed Income Fund	$39,181,258	$27,693,589

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

16

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2019

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $442,904,981. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,788,293
Unrealized (depreciation)	(7,772,791)

Net unrealized appreciation/(depreciation)	$(4,984,498)

As of the end of its tax year ended December 31, 2019, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

During the year ended December 31, 2019, the Fund utilized $99,873 in CLCFs to offset capital gains.

CLCF’s not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL DFA Five-Year Global Fixed Income Fund	$3,436,105	$5,579,865	$9,015,970

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Five-Year Global Fixed Income Fund	$24,665,739	$—	$24,665,739

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Five-Year Global Fixed Income Fund	$2,736,651	$—	$2,736,651

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA Five-Year Global Fixed Income Fund	$9,025,087	$—	$(9,015,970)	$(5,288,537)	$(5,279,420)

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of currency contracts and straddles.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL DFA Five-Year Global Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA Five-Year Global Fixed Income Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and

20

expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available

21

and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

22

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

23

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

24

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® DFA International Core Equity Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA International Core Equity Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA International Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® DFA International Core Equity Fund (the “Fund”) returned 20.72%†. That compared to a 22.66% and 23.16% total return for its benchmarks, the MSCI EAFE Index1 and the MSCI World Ex-USA Index1 respectively, each gross of withholding taxes.

Developed market equities outside the United States posted strong returns for the period. They trailed U.S. equities, but outperformed equities in emerging markets. Currency movements in developed markets were mixed, with the Canadian dollar and Israeli new shekel appreciating relative to the U.S. dollar, while the Swedish krona and Danish krone depreciated. Currency movements produced little overall impact on returns in U.S. dollar-denominated terms.

Within the developed ex-U.S. equity universe, small-cap stocks outperformed large-cap and mid-cap stocks during the period. Mid-cap stocks also outperformed large-cap stocks. Among large-cap equities, higher profitability stocks outperformed lower profitability stocks. However, higher profitability stocks in the small-cap universe underperformed their lower profitability counterparts. Growth stocks outperformed value stocks across all market cap sizes.

The Fund’s performance trailed that of both of its benchmarks during the 12-month period. The Fund’s bias toward value stocks dragged on relative results as growth stocks outperformed value stocks. The Fund’s tilt toward small-cap stocks offset some of this negative impact, due to strong performance among small-cap companies relative to their mid-cap and large-cap counterparts.*

The Fund also includes results from Canada, a country that is not covered by the MSCI EAFE Index. Canada outperformed the overall benchmark for the period, boosting relative returns.*

Past performance does not guarantee future results.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® DFA International Core Equity Fund (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	1 Year	3 Year	Since Inception (4/27/15)
AZL® DFA International Core Equity Fund	20.72%†	7.82%	3.36%
MSCI EAFE Index (gross of withholding taxes)	22.66%	10.11%	4.27%
MSCI EAFE Index (net of withholding taxes)	22.01%	9.56%	3.78%
MSCI World Ex-USA Index (gross of withholding taxes)	23.16%	9.91%	4.22%
MSCI World Ex-USA Index (net of withholding taxes)	22.49%	9.34%	3.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA International Core Equity Fund	1.38%

The above expense ratio is based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.75% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratio can be found in the Financial Highlights.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index and the Morgan Stanley Capital International World Ex-USA (“MSCI World Ex-USA”) Index. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI World Ex-USA Index captures a large- and mid-capitalization representation across 22 of 23 developed markets countries, excluding the United States. The Indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA International Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA International Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL DFA International Core Equity Fund	$1,000.00	$1,075.10	$5.75	1.10%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL DFA International Core Equity Fund	$1,000.00	$1,019.66	$5.60	1.10%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Industrials	19.2%

Financials	15.7

Consumer Discretionary	14.4

Materials	11.0

Consumer Staples	7.5

Health Care	7.0

Energy	6.5

Information Technology	6.5

Communication Services	5.6

Utilities	3.0

Real Estate	2.7

Total Common and Preferred Stocks	99.1

Warrants	—	†

Rights	—	†

Short-Term Securities Held as Collateral for Securities on Loan	0.5

Unaffiliated Investment Companies	0.4

Total Investment Securities	100.0

Net other assets (liabilities)	—	†

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (98.7%):
Aerospace & Defense (1.2%):
4,047	Airbus SE	$593,716
15,989	Austal, Ltd.	43,021
982	Avon Rubber plc	27,296
44,779	BAE Systems plc	335,459
5,900	Bombardier, Inc., Class B*	8,770
6,187	CAE, Inc.	163,824
3,081	Chemring Group plc	9,830
50,056	Cobham plc	108,930
15	Dassault Aviation SA	19,755
504	Elbit Systems, Ltd.	78,510
89	Facc AG	1,112
401	FMS Enterprises Migun, Ltd.	14,881
2,535	Heroux-Devtek, Inc.*	37,291
9,452	Leonardo SpA	110,760
1,132	LISI	38,171
24,328	Meggitt plc	211,961
2,059	MTU Aero Engines AG	587,911
19,005	QinetiQ Group plc	90,051
25,323	Rolls-Royce Holdings plc	229,268
1,420	Saab AB	47,569
1,223	Safran SA	189,566
20,156	Senior plc	46,135
25,500	Singapore Technologies Engineering, Ltd.	74,796
1,426	Thales SA	148,348
4,563	Ultra Electronics Holdings plc	128,024

		3,344,955

Air Freight & Logistics (0.4%):
13,896	Bollore, Inc.	60,648
6,117	BPOST SA	70,882
1,400	Chuo Warehouse Co., Ltd.	15,720
2,399	Cia de Distribucion Integral Logista Holdings SA	54,193
6,355	CTT-Correios de Portugal SA	22,782
10,513	Deutsche Post AG	401,348
5,804	Freightways, Ltd.	33,208
73	ID Logistics Group*	14,772
37,500	Kerry Network, Ltd.	64,474
2,300	Kintetsu World Express, Inc.	39,926
1,800	Konoike Transport Co., Ltd.	27,434
1,284	Mainfreight, Ltd.	36,738
1,800	Mitsui-Soko Holdings Co., Ltd.	33,821
1,146	Oesterreichische Post AG	43,687
27,139	PostNL NV	61,216
23,649	Royal Mail plc	70,947
900	SBS Holdings, Inc.	15,606
27,700	Singapore Post, Ltd.	19,264
36	XPO Logistics Europe SADIR	10,454
2,000	Yamato Holdings Co., Ltd.	34,207
1,600	Yasuda Logistics Corp.	15,290

		1,146,617

Airlines (0.3%):
2,930	Air Canada*	109,468
13,467	Air France-KLM*	149,910
26,921	Air New Zealand, Ltd.	53,148
1,200	ANA Holdings, Inc.	40,154
1,046	Cathay Pacific Airways, Ltd.	1,548
6,945	Dart Group plc	155,735

Shares		Fair Value
Common Stocks, continued
Airlines, continued
9,717	Deutsche Lufthansa AG, Registered Shares	$178,805
2,130	easyJet plc	40,511
28,658	El Al Israel Airlines*	7,994
1,728	Exchange Income Corp.	59,477
13,156	International Consolidated Airlines Group SA	109,234
1,700	Japan Airlines Co., Ltd.	53,057
24,091	Qantas Airways, Ltd.	120,336
18,011	SAS AB*	29,377
21,400	Singapore Airlines, Ltd.	144,015

		1,252,769

Auto Components (2.3%):
1,000	Aisan Industry Co., Ltd.	7,208
4,300	Aisin Sieki Co., Ltd.	159,059
7,300	Akebono Brake Industry Co., Ltd.*	16,390
1,027	Akwel	23,256
2,314	Arb Corp., Ltd.	30,520
266	Autoneum Holding AG	31,972
8,806	Brembo SpA	109,347
12,900	Bridgestone Corp.	479,210
1,647	Bulten AB	13,876
11	Burelle SA	10,099
3,874	CIE Automotive SA	91,761
5,225	Compagnie Generale des Establissements Michelin SCA, Class B	640,865
2,623	Continental AG	340,590
2,800	Daido Metal Co., Ltd.	19,508
2,400	Daikyonishikawa Corp.	18,661
3,400	Denso Corp.	153,394
10,709	Dometic Group AB(a)	108,027
1,800	Eagle Industry Co., Ltd.	18,618
673	Edag Engineering Group AG	7,625
1,724	ElringKlinger AG*	15,865
1,700	Exedy Corp.	38,369
3,076	Faurecia SA	166,767
2,300	FCC Co., Ltd.	49,701
1,000	F-Tech, Inc.	7,294
4,000	Futaba Industrial Co., Ltd.	28,002
1,400	G-Tekt Corp.	22,218
3,860	Gud Holdings, Ltd.	30,119
2,186	Hella GmbH & Co. KGaA	120,978
1,600	Hi-Lex Corp.	29,444
700	H-One Co., Ltd.	5,405
1,200	Imasen Electric Industrial	10,712
1,800	Kasai Kogyo Co., Ltd.	14,100
2,500	Keihin Corp.	58,661
1,600	Koito Manufacturing Co., Ltd.	74,063
31,203	Kongsberg Automotive ASA*	21,796
1,400	KYB Corp.*	41,451
2,493	Leoni AG*^	29,143
3,233	Linamar Corp.	122,333
11,703	Magna International, Inc.	641,793
350	Magna Internationl, Inc.	19,193
6,366	Martinrea International, Inc.	70,161
2,000	Mitsuba Corp.	13,570
3,200	Musashi Seimitsu Industry Co., Ltd.	43,782
3,300	NGK Spark Plug Co., Ltd.	64,024
6,600	NHK SPRING Co., Ltd.	59,701

See accompanying notes to the financial statements.

4

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
600	Nichirin Co., Ltd.	$10,712
3,600	Nifco, Inc.	98,483
3,300	Nippon Seiki Co., Ltd.	53,954
1,400	Nissin Kogyo Co., Ltd.	28,536
2,700	NOK Corp.	40,209
5,985	Nokian Renkaat OYJ	172,494
800	Ohashi Technica, Inc.	11,002
2,600	Pacific Industrial Co., Ltd.	35,376
1,800	Piolax, Inc.	34,725
6,511	Pirelli & C SpA(a)	37,527
2,839	Plastic Omnium SA	79,578
6,300	Press Kogyo Co., Ltd.	25,038
3,582	PWR Holdings, Ltd.	12,066
400	Riken Corp.	15,233
4,208	Saf-Holland SA	34,898
1,600	Sanden Holdings Corp.*	12,362
1,900	Sanoh Industrial Co., Ltd.	21,827
2,535	Schaeffler AG	27,522
600	Shoei Co., Ltd.	28,447
4,000	Showa Corp.	83,420
2,500	Stanley Electric Co., Ltd.	72,289
11,800	Sumitomo Electric Industries, Ltd.	177,073
2,900	Sumitomo Riko Co., Ltd.	26,144
9,500	Sumitomo Rubber Industries, Ltd.	115,588
300	T RAD Co., Ltd.	5,636
1,400	Tachi-S Co., Ltd.	18,302
800	Taiho Kogyo Co., Ltd.	6,377
3,900	Tokai Rika Co., Ltd.	75,931
2,500	Topre Corp.	40,303
7,500	Toyo Tire Corp.	107,574
3,400	Toyoda Gosei Co., Ltd.	84,864
3,500	Toyota Boshoku Corp.	56,143
1,200	Toyota Industries Corp.	69,161
1,500	TPR Co., Ltd.	29,430
2,100	TS Tech Co., Ltd.	65,144
2,000	Unipres Corp.	28,073
2,847	Valeo SA	100,796
104,000	Xinyi Glass Holdings, Ltd.	137,818
6,500	Yokohama Rubber Co., Ltd. (The)	125,798
600	Yorozu Corp.	8,037

		6,292,521

Automobiles (2.7%):
7,641	Bayerische Motoren Werke AG (BMW)	628,965
17,987	Daimler AG, Registered Shares	997,172
1,253	Ferrari NV	207,422
36,310	Fiat Chrysler Automobiles NV	537,715
21,000	Honda Motor Co., Ltd.	592,433
24,135	IMMSI SpA*	15,220
10,900	Isuzu Motors, Ltd.	128,429
11,700	Mazda Motor Corp.	99,593
16,200	Mitsubishi Motors Corp.	67,444
33,900	Nissan Motor Co., Ltd.	197,047
2,700	Nissan Shatai Co., Ltd.	25,724
14,678	Piaggio & C SpA	45,262
27,636	PSA Peugeot Citroen SA	661,808
3,686	Renault SA	174,848
4,600	Subaru Corp.	113,753

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
4,400	Suzuki Motor Corp.	$184,327
36,824	Toyota Motor Corp.	2,593,127
794	Volkswagen AG	154,291
8,800	Yamaha Motor Co., Ltd.	175,929

		7,600,509

Banks (8.0%):
3,000	77th Bank	49,868
5,948	ABN AMRO Group NV(a)	108,632
15,084	AIB Group plc	52,824
500	Aichi Bank, Ltd. (The)	17,132
1,500	Akita Bank, Ltd. (The)	30,388
3,329	Aktia Bank OYJ	34,900
1,200	Aomori Bank, Ltd. (The)	32,063
3,300	Aozora Bank, Ltd.	87,175
22,170	Australia & New Zealand Banking Group, Ltd.	384,004
2,000	Awa Bank, Ltd. (The)	44,595
21,166	Banca Popolare di Sondrio SCPA	50,061
44,344	Banco Bilbao Vizcaya Argentaria SA	249,878
75,804	Banco Bpm SpA*	172,554
106,975	Banco Comercial Portugues SA, Class R	24,392
118,137	Banco de Sabadell SA	138,368
158,428	Banco Santander SA	668,893
11,673	Bank Hapoalim BM	97,003
15,385	Bank Leumi Le-Israel Corp.	112,164
24,138	Bank of East Asia, Ltd. (The)	53,939
2,674	Bank of Georgia Group plc	57,674
39,409	Bank of Ireland Group plc	217,298
900	Bank of Iwate, Ltd. (The)	23,804
1,900	Bank of Kyoto, Ltd. (The)	81,012
15,317	Bank of Montreal	1,187,069
500	Bank of Nagoya, Ltd. (The)	15,550
9,618	Bank of Nova Scotia	543,321
820	Bank of Okinawa, Ltd. (The)	27,532
16,478	Bank of Queensland, Ltd.	83,973
1,100	Bank of Saga, Ltd. (The)	17,583
2,000	Bank of The Ryukyus, Ltd.	21,905
23,866	Bankia SA	51,083
11,373	Bankinter SA	83,611
71	Banque Cantonale de Geneve	14,278
142	Banque Cantonale Vaudoise,Registered Shares	115,918
32,117	Barclays plc, ADR	305,754
14,732	Bendigo & Adelaide Bank, Ltd.	101,288
209	Berner Kantonalbank AG	47,939
9,054	BNP Paribas SA	538,914
57,542	BOC Hong Kong Holdings, Ltd.	200,394
20,218	BPER Banca	101,741
41,307	CaixaBank SA	130,255
5,889	Canadian Imperial Bank of Commerce	489,965
4,227	Canadian Western Bank	103,819
9,400	Chiba Bank, Ltd. (The)	54,056
4,300	Chiba Kogyo Bank, Ltd. (The)	15,546
6,200	Chugoku Bank, Ltd. (The)	62,888
700	Chukyo Bank, Ltd. (The)	14,325
1,097	Comdirect Bank AG	15,994
19,952	Commerzbank AG	123,540
11,410	Commonwealth Bank of Australia	641,322
19,900	Concordia Financial Group, Ltd.	81,640

See accompanying notes to the financial statements.

5

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Banks, continued
9,126	Credit Agricole SA	$132,945
5,165	Credito Emiliano SpA	30,095
348,864	Credito Valtellinese SpA*	27,877
16,000	Dah Sing Banking Group, Ltd.	21,384
5,600	Dah Sing Financial Holdings, Ltd.	22,087
1,900	Daishi Hokuetsu Financial Group, Inc.	52,697
4,743	Danske Bank A/S	76,717
10,500	DBS Group Holdings, Ltd.	202,444
8,411	DNB ASA	157,675
3,100	Ehime Bank, Ltd. (The)	33,401
3,500	Erste Group Bank AG	131,630
6,500	Fidea Holdings Co., Ltd.	8,265
13,601	Finecobank Banca Fineco SpA	163,242
3,600	First Bank of Toyama, Ltd. (The)	11,378
1,816	First International Bank of Israel	52,610
1,000	Fukui Bank, Ltd. (The)	18,027
5,100	Fukuoka Financial Group, Inc.	97,364
2,200	Fukushima Bank, Ltd. (The)	5,604
11,100	Gunma Bank, Ltd. (The)	38,946
15,800	Hachijuni Bank, Ltd. (The)	68,813
9,105	Hang Seng Bank, Ltd.	188,429
26,855	Heartland Group Holdings Npv	33,484
11,800	Hiroshima Bank, Ltd. (The)	57,435
1,000	Hokkoku Bank, Ltd. (The)	31,976
6,000	Hokuhoku Financial Group, Inc.	62,890
29,691	HSBC Holdings plc, ADR	1,160,621
9,400	Hyakugo Bank, Ltd. (The)	29,795
1,000	Hyakujushi Bank, Ltd. (The)	19,752
31,633	ING Groep NV	380,134
116,122	Intesa Sanpaolo SpA	306,088
20,917	Isreal Discount Bank	97,114
9,500	Iyo Bank, Ltd. (The)	53,605
6,200	Jimoto Holdings, Inc.	6,503
1,200	Juroku Bank, Ltd. (The)	28,131
2,965	Jyske Bank A/S	108,314
1,742	Kansai Mirai Financial Group,Inc.	11,198
2,805	KBC Group NV	211,494
5,800	Keiyo Bank, Ltd. (The)	33,403
400	Kita-Nippon Bank, Ltd. (The)	8,278
3,800	Kiyo Bank, Ltd. (The)	57,443
13,590	Kyushu Financial Group, Inc.	58,464
2,296	Laurentian Bank of Canada	78,567
120,273	Liberbank SA	45,311
562	Liechtensteinische Landesbank AG	36,222
513,763	Lloyds Banking Group plc	428,735
78,144	Lloyds TSB Group plc, ADR	258,657
162	Luzerner Kantonalbank AG	70,257
24,670	Mebuki Financial Group, Inc.	62,952
9,651	Mediobanca SpA	106,296
700	Michinoku Bank, Ltd. (The)	9,641
95,500	Mitsubishi UFJ Financial Group, Inc.	516,211
800	Miyazaki Bank, Ltd. (The)	19,936
3,605	Mizrahi Tefahot Bank, Ltd.	96,173
183,400	Mizuho Financial Group, Inc.	282,101
1,300	Musashino Bank, Ltd. (The)	22,299
800	Nagano Bank, Ltd. (The)	12,149
1,300	Nanto Bank, Ltd. (The)	32,964

Shares		Fair Value
Common Stocks, continued
Banks, continued
19,757	National Australia Bank, Ltd.	$342,264
9,441	National Bank of Canada	524,112
7,200	Nishi-Nippon Holdings, Inc.	56,065
14,794	Nordea Bank AB	119,710
17,400	North Pacific Bank, Ltd.	38,779
4,701	Norwegian Finans Holding ASA*	51,048
1,800	Ogaki Kyoritsu Bank, Ltd. (The)	39,120
1,000	Oita Bank, Ltd. (The)	25,447
23,586	Oversea-Chinese Banking Corp., Ltd.	192,906
28,000	Public Financial Holdings, Ltd.	11,428
5,943	Raiffeisen International Bank-Holding AG	149,066
33,600	Resona Holdings, Inc.	146,529
1,604	Ringkjoebing Landbobank A/S	124,056
1,041	Royal Bank of Canada	82,380
12,263	Royal Bank of Canada	971,230
19,782	Royal Bank of Scotland, ADR^	127,396
1,190	San Ju San Financial Group, Inc.	18,834
6,200	San-In Godo Bank, Ltd. (The)	37,806
1,475	Sbanken ASA(a)	12,543
11,600	Senshu Ikeda Holdings, Inc.	22,043
24,500	Seven Bank, Ltd.	80,528
2,300	Shiga Bank, Ltd. (The)	58,305
1,000	Shikoku Bank, Ltd. (The)	9,494
400	Shimizu Bank, Ltd. (The)	7,967
3,300	Shinsei Bank, Ltd.	50,382
7,400	Shizuoka Bank, Ltd. (The)	55,097
13,992	Skandinaviska Enskilda Banken AB, Class A	131,665
8,737	Societe Generale	305,251
4,543	Spar Nord Bank A/S	44,119
4,203	Sparebank 1 Sr-Bank ASA	47,891
147	St. Galler Kantonalbank AG	68,481
37,160	Standard Chartered plc	350,909
10,600	Sumitomo Mitsui Financial Group, Inc.	390,263
2,900	Sumitomo Mitsui Trust Holdings, Inc.	114,456
1,500	Suruga Bank, Ltd.*	6,809
11,527	Svenska Handelsbanken AB, Class A	124,154
7,319	Swedbank AB, Class A	109,187
3,208	Sydbank A/S	67,290
1,200	Taiko Bank, Ltd. (The)	18,743
8,700	Tochigi Bank, Ltd. (The)	18,696
6,500	Toho Bank, Ltd. (The)	16,154
1,100	Tokyo Kiraboshi Financial Group, Inc.	15,295
7,500	Tomony Holdings, Inc.	28,404
12,432	Toronto-Dominion Bank (The)	697,808
2,100	Towa Bank, Ltd. (The)	16,688
6,200	Tsukuba Bank, Ltd.	13,571
13,966	Unicaja Banco SA(a)	15,186
17,111	Unicredit SpA	250,146
48,370	Unione di Banche Italiane SpA	157,922
9,727	United Overseas Bank, Ltd.	191,379
682	Valiant Holding AG	69,339
764	Van Lanschot Kempen NV	17,234
34,734	Virgin Money UK plc	87,779
582	Walliser Kantonalbank, Registered Shares	67,973
25,126	Westpac Banking Corp.	428,085
1,600	Yamagata Bank, Ltd. (The)	23,543
7,200	Yamaguchi Financial Group, Inc.	48,715

See accompanying notes to the financial statements.

6

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,800	Yamanashi Chuo Bank, Ltd. (The)	$19,193
6	Zuger Kantonalbank AG	39,192

		21,712,102

Beverages (1.3%):
3,371	A.G. Barr plc	25,914
8,852	Anheuser-Busch InBev NV	725,815
3,600	Asahi Breweries, Ltd.	164,470
10,973	Britvic plc	131,672
11,716	C&C Group plc	62,969
1,071	Carlsberg A/S, Class B	159,790
11,116	Coca-Cola Amatil, Ltd.	86,415
2,200	Coca-Cola Bottlers Japan Holdings, Inc.	56,499
3,897	Coca-Cola European Partners plc	195,596
3,906	Coca-Cola HBC AG	133,200
5,750	Cott Corp.	78,562
5,510	Davide Campari – Milano SpA	50,317
4,082	Diageo plc, ADR	687,491
4,304	Fevertree Drinks plc	119,679
2,618	Heineken NV	279,242
900	ITO EN, Ltd.	45,364
7,900	Kirin Holdings Co., Ltd.	172,328
109	Laurent-Perrier	10,684
938	Olvi OYJ	43,369
207	Pernod Ricard SA	37,051
2,807	Royal Unibrew A/S	257,367
4,000	Sapporo Breweries, Ltd.	94,313
3,457	Stock Spirits Group plc	9,472
1,000	Suntory Beverage & Food, Ltd.	41,824
2,119	Treasury Wine Estates, Ltd.	24,210

		3,693,613

Biotechnology (0.4%):
195	Argenx SE*	31,375
986	Bavarian Nordic A/S*	25,368
906	Biogaia AB	41,093
486	Biotest AG	11,181
3,023	CSL, Ltd.	586,553
225	Galapagos NV*	46,828
275	Genmab A/S*	61,219
634	Genus plc	26,777
2,522	Grifols SA	89,040
5,747	Knight Therapeutics, Inc.*	33,551
29,311	Mesoblast, Ltd.*	42,755
1,400	Peptidream, Inc.*	71,695
1,008	Swedish Orphan Biovitrum AB*	16,657
1,188	Vitrolife AB	25,074
1,155	Zealand Pharma A/S*	40,778

		1,149,944

Building Products (1.1%):
4,300	AGC, Inc.	153,457
1,100	AICA Kogyo Co., Ltd.	36,383
2,028	Arbonia AG	26,403
1,735	ASSA Abloy AB, Class B	40,556
20	Belimo Holding AG, Registered Shares	150,826
2,400	Bunka Shutter Co., Ltd.	21,143
1,800	Central Glass Co., Ltd.	43,956
631	Centrotec Sustainable AG	11,664

Shares		Fair Value
Common Stocks, continued
Building Products, continued
11,276	Compagnie de Saint-Gobain SA	$463,287
1,300	Daikin Industries, Ltd.	182,844
153	dorma kaba Holding AG	109,500
512	Geberit AG, Registered Shares	287,489
12,489	Gwa Group, Ltd.	29,125
2,938	Inwido AB	22,624
8,338	Kingspan Group plc	513,482
4,912	Lindab International AB	62,767
3,600	Lixil Group Corp.	62,054
600	Maeda Kosen Co., Ltd.	11,926
2,617	Nibe Industrier AB, Class B	45,397
4,000	Nichias Corp.	101,207
1,500	Nichiha Corp.	36,666
1,600	Nippon Hume Corp.	12,589
4,100	Nippon Sheet Glass Co., Ltd.	25,864
1,400	Nitto Boseki Co., Ltd.	59,329
2,401	Nordic Waterproofing Holding AS(a)	24,684
1,500	Noritz Corp.	20,095
1,400	Okabe Co., Ltd.	11,788
5,784	Polypipe Group plc	41,393
22	Rockwool International A/S	4,754
353	Rockwool International A/S	83,579
1,900	Sankyo Tateyama, Inc.	21,281
7,800	Sanwa Holdings Corp.	87,397
55	Schweiter Technologies AG	69,712
2,100	Sekisui Jushi Corp.	44,309
900	Shin Nippon Air Technologies Co., Ltd.	17,912
1,800	Takara Standard Co., Ltd.	32,411
2,310	Tarkett SA	37,413
900	TOTO, Ltd.	37,934
2,597	Tyman plc	9,361
3,400	Uponor OYJ	44,445
638	Zehnder Group AG	30,082

		3,129,088

Capital Markets (2.9%):
10,501	3i Group plc	153,030
24,792	ABG Sundal Collier Holding ASA	11,273
3,200	AGF Management, Ltd.	15,872
1,600	Aizawa Securities Co., Ltd.	10,426
2,800	Alaris Royalty Corp.	47,292
1,655	Altamir	30,967
817	Amundi SA(a)	64,218
11,464	Anima Holding SpA(a)	59,210
4,796	Ashmore Group plc	32,994
1,066	ASX, Ltd.	58,777
4,255	Avanza Bank Holding AB	44,479
6,343	Azimut Holding SpA	151,501
2,819	Banca Generali SpA	91,549
521	Bellevue Group AG	12,868
4,346	Bolsas y Mercados Espanoles	167,770
16,646	Brewin Dolphin Holdings plc	82,478
86,000	Bright Smart Securities & Commodities Group, Ltd.	15,501
1,119	Brookfield Asset Management, Inc., Class A	64,678
2,865	Bure Equity AB	64,845
4,759	Burford Capital, Ltd.	45,245
2,497	Canaccord Genuity Group, Inc.	9,308
7,682	CI Financial Corp.	128,447

See accompanying notes to the financial statements.

7

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
115	CIE Financiere Tradition SA	$12,557
6,760	Close Brothers Group plc	143,398
66,000	Cosmopolitan International Holdings, Ltd.*	14,925
20,849	Credit Suisse Group AG	282,999
29,100	Daiwa Securities Group, Inc.	147,644
4,462	Dea Capital SpA	7,311
10,467	Deutsche Bank AG, Registered Shares	81,433
23,069	Deutsche Bank AG, Registered Shares	178,951
2,050	Deutsche Boerse AG	322,373
1,252	Eastnine AB	18,382
5,622	EFG International AG	37,100
258,000	Emperor Capital Group, Ltd.	6,264
2,588	Euronext NV(a)	211,166
2,000	Fiera Capital Corp.	18,038
3,097	Flow Traders(a)	74,824
10,649	GAM Holding AG*	30,840
2,674	Georgia Capital plc*	32,692
969	Gimv NV	59,626
2,400	GMO Financial Holdings, Inc.	13,076
1,675	Guardian Capital Group, Ltd., Class A	34,638
142,000	Guotai Junan International Hol	25,197
135,243	Haitong International Securities	41,155
5,422	Hargreaves Lansdown plc	139,588
8,576	Hong Kong Exchanges & Clearing, Ltd.	277,980
4,000	Ichiyoshi Securities Co., Ltd.	23,490
11,954	IG Group Holdings plc	110,197
632	IGM Financial, Inc.	18,146
3,744	Intermediate Capital Group plc	80,034
22,533	Investec plc	132,677
15,236	IOOF Holdings, Ltd.	84,065
29,231	IP Group plc*	27,580
1,700	IwaiCosmo Holdings, Inc.	20,280
1,400	Jafco Co., Ltd.	54,854
7,200	Japan Exchange Group, Inc.	126,759
4,092	Julius Baer Group, Ltd.	211,372
25,444	Jupiter Fund Management plc	138,390
138,000	Kingston Financial Group, Ltd.	14,177
800	Kyokuto Securities Co., Ltd.	5,427
3,928	London Stock Exchange Group plc	405,670
3,452	Macquarie Group, Ltd.	334,748
3,866	Magellan Financial Group, Ltd.	155,099
63,034	Man Group PLC/Jersey	132,103
2,300	Marusan Securities Co., Ltd.	10,315
1,180,000	Mason Group Holdings, Ltd.	9,389
2,000	Matsui Securities Co., Ltd.	15,827
3,000	Mercuria Investment Co., Ltd.	20,825
2,900	Mito Securities Co., Ltd.	5,874
3,035	MLP SE	19,088
7,700	Monex Group, Inc.	18,828
12,339	Natixis	54,989
4,265	Navigator Global Investments, Ltd.	8,470
29,100	Nomura Holdings, Inc.	149,499
9,500	Okasan Securities Group, Inc.	34,011
2,586	Pacific Current Group, Ltd.	11,438
276	Partners Group Holding AG	252,998
8,321	Pendal Group, Ltd.	50,297
2,749	Perpetual, Ltd.	79,512

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
11,593	Platinum Asset Management, Ltd.	$36,865
2,595	Polar Capital Holdings plc	18,947
3,710	Premier Miton Group plc	9,270
92,552	Quilter plc(a)	197,918
565	Rathbone Brothers plc	15,996
9,785	Ratos AB, Class B	34,978
1,124	Rothschild & Co.	32,311
3,700	SBI Holdings, Inc.	77,950
965	Schroders plc	42,907
11,400	Singapore Exchange, Ltd.	75,220
4,300	Sprott, Inc.	9,869
14,023	St. James Place plc	216,952
700	Strike Co., Ltd.	35,157
900	Swissquote Group Holding SA	45,183
2,584	Tamburi Investment Partners SP	19,771
1,131	TMX Group, Ltd.	97,952
8,500	Tokai Tokyo Financial Holdings, Inc.	25,277
4,000	Toyo Securities Co., Ltd.	5,472
25,317	TP ICAP plc	137,353
29,721	UBS Group AG	375,183
1,161	Vontobel Holding AG	83,025
245	Vp Bank AG, Registered Shares	39,234
77	VZ Holding AG	23,750

		8,047,853

Chemicals (4.0%):
900	Achilles Corp.	14,959
3,300	Adeka Corp.	49,661
4,658	Air Liquide SA	661,969
6,000	Air Water, Inc.	88,476
1,618	Akzo Nobel NV	164,954
700	Arakawa Chemical Industries, Ltd.	10,488
4,466	Arkema SA	476,328
19,200	Asahi Kasei Corp.	215,465
1,100	ASAHI YUKIZAI Corp.	18,041
4,458	BASF SE	338,050
3,760	Borregaard ASA	40,705
2,300	Carlit Holdings Co., Ltd.	13,304
52,400	China Sunsine Chemical Holdings, Ltd.	20,101
600	Christian Hansen Holding A/S	47,671
2,100	Chugoku Marine Paints, Ltd.	20,008
1,600	CI Takiron Corp.	10,761
2,563	Clariant AG	57,364
3,032	Corbion NV	95,469
3,597	Covestro AG(a)	167,196
2,733	Croda International plc	185,594
1,000	Dai Nippon Toryo Co., Ltd.	10,721
9,800	Daicel Corp.	93,497
2,600	Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	21,455
900	Dainichiseika Color & Chemical	25,937
5,100	Dainippon Ink & Chemicals, Inc.	140,664
5,600	Denka Co., Ltd.	166,369
500	DKS Co., Ltd.	20,286
18,377	Elementis plc	43,680
132	EMS-Chemie Holding AG	86,886
8,516	Ercros SA	24,536
9,485	Essentra plc	54,866
60,321	Evolva Holding SA*	13,651

See accompanying notes to the financial statements.

8

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
3,245	Evonik Industries AG	$99,457
2,601	Fuchs Petrolub AG	129,393
679	FUCHS Petrolub SE	30,557
1,100	Fujimori Kogyo Co., Ltd.	34,843
1,400	Fuso Chemical Co., Ltd.	41,548
100	Givaudan SA, Registered Shares	313,037
29	Gurit Holding AG	44,881
835	H&R GMBH & Co. KGAA*	5,007
1,900	Harima Chemicals Group, Inc.	20,858
4,570	Hexpol AB	44,783
600	Hitachi Chemical Co., Ltd.	25,116
700	Hodogaya Chemical Co., Ltd.	27,150
43,710	Incitec Pivot, Ltd.	97,775
1,500	Ishihara Sangyo Kaisha, Ltd.	14,264
10,087	Israel Chemicals, Ltd.	47,609
1,700	JCU Corp.	50,525
1,479	Johnson Matthey plc	58,838
700	Jsp Corp.	12,585
3,500	JSR Corp.	63,980
8,586	K+S AG, Registered Shares	107,090
2,000	Kaneka Corp.	63,958
1,100	Kansai Paint Co., Ltd.	26,888
5,000	Kanto Denka Kogyo Co., Ltd.	46,603
7,358	Kemira OYJ	109,404
800	Kh Neochem Co., Ltd.	17,047
1,500	Koatsu Gas Kogyo Co., Ltd.	12,147
3,055	Koninklijke DSM NV	398,755
1,000	Konishi Co., Ltd.	14,111
3,200	Kumiai Chemical Industry Co., Ltd.	29,274
7,800	Kuraray Co., Ltd.	95,665
800	Kureha Corp.	47,993
4,531	Lanxess AG	304,446
671	Lenzing AG	62,282
1,300	Lintec Corp.	28,921
2,350	Methanex Corp.	90,781
46,900	Mitsubishi Chemical Holdings Corp.	349,465
4,800	Mitsubishi Gas Chemical Co., Inc.	72,952
4,400	Mitsui Chemicals, Inc.	106,957
800	Nihon Kagaku Sangyo Co., Ltd.	7,594
2,300	Nihon Nohyaku Co., Ltd.	12,205
3,600	Nihon Parkerizing Co., Ltd.	38,376
600	Nippon Chemical Industrial Co., Ltd.	17,469
1,400	Nippon Fine Chemical Co., Ltd.	16,506
3,300	Nippon Kayaku Co., Ltd.	40,739
600	Nippon Paint Holdings Co., Ltd.	31,046
1,400	Nippon Pillar Packing Co., Ltd.	19,346
700	Nippon Shokubai Co., Ltd.	43,273
800	Nippon Soda Co., Ltd.	21,553
2,400	Nissan Chemical Corp.	100,346
2,700	Nitto Denko Corp.	151,505
1,400	NOF Corp.	46,448
3,539	Novozymes A/S, Class B	173,294
6,786	Nufarm, Ltd.*	27,581
4,481	Nutrien, Ltd.^	214,684
1,600	OCI NV*	33,832
500	Okamoto Industries, Inc.	18,508
600	Okura Industrial Co., Ltd.	11,010

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
8,136	Orica, Ltd.	$125,718
1,000	Osaka Organic Chemical Industry, Ltd.	14,607
964	Plastivaloire	7,492
1,600	Rasa Industries, Ltd.	23,164
2,613	Recticel SA	24,405
2,800	Riken Technos Corp.	13,715
500	Sakai Chemical Industry Co., Ltd.	11,389
2,400	Sakata Inx Corp.	25,927
700	Sanyo Chemical Industries, Ltd.	34,551
900	Sekisui Plastics Co., Ltd.	6,809
1,100	Shikoku Chemicals Corp.	13,820
2,500	Shin-Etsu Chemical Co., Ltd.	274,127
1,800	Shin-Etsu Polymer Co., Ltd.	18,256
3,900	Showa Denko K.K.	102,744
1,873	Sika AG	352,795
1,754	SOL SpA	20,659
2,035	Solvay SA	236,626
400	Stella Chemifa Corp.	11,706
1,500	Sumitomo Bakelite Co., Ltd.	56,125
38,000	Sumitomo Chemical Co., Ltd.	172,244
300	Sumitomo Seika Chemicals Co. Ltd.	9,752
2,206	Symrise AG	232,060
18,622	Synthomer plc	87,468
2,000	T Hasegawa Co., Ltd.	38,920
1,200	T&K Toka Co., Ltd.	11,141
900	Taiyo Holdings Co., Ltd.	36,502
3,000	Taiyo Nippon Sanso Corp.	66,469
600	Takasago International Corp.	13,957
600	Tayca Corp.	10,585
9,600	Teijin, Ltd.	179,152
500	Tenma Corp.	9,200
1,223	Tessenderlo Group SA*	43,113
2,007	Tikkurila OYJ	32,280
4,900	Toagosei Co., Ltd.	56,531
5,400	Tokai Carbon Co., Ltd.	53,798
4,100	Tokuyama Corp.	106,268
600	Tokyo Ohka Kogyo Co., Ltd.	23,375
12,900	Toray Industries, Inc.	88,146
13,500	Tosoh Corp.	207,789
1,200	Toyo Ink SC Holdings Co., Ltd.	29,112
5,000	Toyobo Co., Ltd.	75,911
7,200	Ube Industries, Ltd.	155,916
3,116	Umicore SA	151,899
3,635	Victrex plc	120,347
329	Wacker Chemie AG	25,058
997	Yara International ASA	41,558
4,800	Zeon Corp.	59,648

		11,084,206

Commercial Services & Supplies (1.7%):
800	AEON Delight Co., Ltd.	28,657
17,026	Aggreko plc	187,920
25,551	Babcock International Group plc	213,489
1,800	Bell System24 Holdings, Inc.	28,295
13,069	Biffa plc(a)	47,459
13,431	Bingo Industries, Ltd.	26,821
1,670	Black Diamond Group, Ltd.*	2,765
14,490	Brambles, Ltd.	119,410

See accompanying notes to the financial statements.

9

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
3,225	Bravida Holding AB(a)	$31,330
300	Central Security Patrols Co., Ltd.	17,249
432	Cewe Stiftung & Co. KGAA	51,271
49,900	CITIC Envirotech, Ltd.	20,178
46,000	Cleanaway Waste Management, Ltd.	65,067
10,948	Collection House, Ltd.	8,562
1,829	Coor Service Management Holding AB(a)	16,096
3,600	CTS Co., Ltd.	25,518
3,300	Dai Nippon Printing Co., Ltd.	89,573
1,000	Daiseki Co., Ltd.	28,732
4,203	De La Rue plc	7,933
20,752	Downer EDI, Ltd.	119,238
1,100	Duskin Co., Ltd.	30,551
5,961	Edenred	308,425
1,700	EF-ON, Inc.	11,611
9,528	Elis SA	197,902
79,627	G4S plc	231,533
435	GL Events	11,737
18,123	HomeServe plc	303,525
10,900	Horizon North Logistics, Inc.	10,326
900	Inaba Seisakusho Co., Ltd.	11,853
2,297	Intrum AB	68,543
5,989	ISS A/S	143,837
1,800	Itoki Corp.	8,822
42,602	IWG plc	246,033
400	Japan Elevator Service Holdings Co., Ltd.	10,084
3,300	Kokuyo Co., Ltd.	49,233
400	Kyodo Printing Co., Ltd.	10,928
2,302	Lassila & Tikanoja OYJ	40,642
4,748	Loomis AB	196,752
700	Matsuda Sangyo Co., Ltd.	10,360
5,449	Mears Group plc	21,225
22,737	Mitie Group plc	43,696
1,400	NAC Co., Ltd.	13,022
15,900	Nippon Parking Development Co., Ltd.	22,656
1,600	Okamura Corp.	16,248
1,100	Oyo Corp.	15,343
2,700	Park24 Co., Ltd.	66,149
2,696	PayPoint plc	36,190
1,400	Pilot Corp.	56,298
2,400	Prestige International, Inc.	21,688
13,654	Prosegur Cia de Seguridad SA	56,406
2,400	Relia, Inc.	30,417
11,583	Renewi plc	5,567
58,477	Rentokil Initial plc	351,977
3,299	RPS Group plc	7,458
900	Sato Holdings Corp.	28,187
700	SECOM Co., Ltd.	62,477
6,430	Securitas AB, Class B	110,978
3,267	Smartgroup Corp., Ltd.	15,911
1,201	Societe BIC SA	83,631
700	Sohgo Security Services Co., Ltd.	37,915
5,537	Spie SA	112,859
1,300	Takeei Corp.	15,124
2,256	Tomra Systems ASA	71,570
2,600	Toppan Forms Co., Ltd.	29,167
4,780	Toppan Printing Co., Ltd.	98,554

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
4,470	Transcontinental, Inc.	$54,636
980	Waste Connections, Inc.	88,974
290	Waste Connections, Inc.	26,344

		4,638,927

Communications Equipment (0.2%):
2,792	Adva Optical Networking Se*	25,455
700	Aiphone Co., Ltd.	11,826
1,000	Audiocodes, Ltd.	25,690
700	Denki Kogyo Co., Ltd.	20,973
991	Evs Broadcast Equipment SA	24,222
500	Icom, Inc.	12,446
18,706	Nokia OYJ	69,390
10,200	Quarterhill, Inc.	13,119
2,600	Sierra Wireless, Inc.*	24,811
26,263	Spirent Communications plc	87,421
3,280	Telefonaktiebolaget LM Ericsson, Class B	28,749
9,300	VTech Holdings, Ltd.	91,981

		436,083

Construction & Engineering (2.1%):
4,227	ACS Actividades de Construccion y Servicios SA	169,432
3,143	Adapteo OYJ*	38,585
3,353	Aecon Group, Inc.	45,244
783	AF Gruppen ASA	15,701
3,103	Arcadis NV	72,381
300	Asanuma Corp.	13,028
2,110	Badger Daylighting, Ltd.	57,105
14,080	Balfour Beatty plc	48,872
375	Bauer AG	6,362
4,556	Boskalis Westminster	116,933
16,800	Boustead Singapore, Ltd.	9,430
7,647	Bouygues SA	325,510
209	Burkhalter Holding AG	16,441
14,759	Cardno, Ltd.*	4,921
1,700	Chudenko Corp.	39,259
589	CIE d’Entreprises CFE SA	64,458
2,026	Cimic Group, Ltd.	47,259
621	ComSys Holdings Corp.	17,806
6,098	Costain Group plc	12,901
500	Dai-Dan Co., Ltd.	12,805
1,200	Daiho Corp.	31,718
800	Daiichi Kensetsu Corp.	12,893
4,435	Eiffage SA	508,158
2,783	Elecnor SA	34,167
44	Electra, Ltd./Israel	19,559
7,737	Eltel AB*(a)	15,725
37,002	Empresas ICA SAB de C.V.*	79
2,944	Ferrovial SA	89,304
1,664	FLSmidth & Co. A/S	66,397
1,845	Fomento de Construcciones y Contratas SA	22,581
440	Fudo Tetra Corp.	6,960
200	Fukuda Corp.	8,968
4,363	Galliford Try plc	49,763
6,000	Hazama Ando Corp.	52,062
1,713	Heijmans NV*	14,408
600	Hibiya Engineering, Ltd.	10,880
373	Hochtief AG	47,737

See accompanying notes to the financial statements.

10

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
600	Ichiken Co., Ltd.	$9,912
1,093	Implenia AG	44,329
14,759	Intega Group, Ltd.*	4,948
5,200	JGC Holdings Corp.	83,689
9,988	John Laing Group plc(a)	50,335
7,500	Kajima Corp.	100,244
3,000	Kandenko Co., Ltd.	28,716
400	Kawada Technologies, Inc.	24,562
5,690	Keller Group plc	56,577
3,564	Kier Group plc	4,530
3,500	Kinden Corp.	54,190
15,900	Koninklijke BAM Groep NV	48,138
1,600	Kumagai Gumi Co., Ltd.	48,632
1,300	Kyowa Exeo Corp.	32,868
1,300	Kyudenko Corp.	38,353
7,400	Lian Beng Group, Ltd.	2,862
5,300	Maeda Corp.	51,551
3,000	Maeda Road Construction Co., Ltd.	73,415
9,546	Maire Tecnimont SpA^	26,508
3,300	Mirait Holdings Corp.	50,013
5,179	Monadelphous Group, Ltd.	60,715
1,922	Morgan Sindall Group plc	41,469
1,000	Nichireki Co., Ltd.	12,482
1,900	Nippo Corp.	40,792
1,600	Nippon Densetsu Kogyo Co., Ltd.	32,957
700	Nippon Koei Co., Ltd.	23,815
200	Nippon Road Co., Ltd. (The)	12,506
1,500	Nishimatsu Construction Co., Ltd.	33,772
30,510	NRW Holdings, Ltd.	69,323
11,600	Obayashi Corp.	128,636
4,863	Obrascon Huarte Lain SA*	5,804
1,100	Okumura Corp.	30,213
8,600	OSJB Holdings Corp.	21,389
12,582	Peab AB	126,054
18,100	Penta-Ocean Construction Co., Ltd.	111,759
1,318	Per Aarsleff Holding A/S	42,445
2,500	Raito Kogyo Co., Ltd.	36,119
21,104	Sacyr SA	61,696
1,900	Sanki Engineering Co., Ltd.	26,768
1,700	Seikitokyu Kogyo Co., Ltd.	14,151
26,757	Service Stream, Ltd.	50,003
3,211	Shapir Engineering And Indus	19,610
11,913	Shikun & Binui, Ltd.	54,921
8,500	Shimizu Corp.	86,491
1,500	Shinnihon Corp.	12,907
5,521	Skanska AB, Class B	124,881
2,500	SNC-Lavalin Group, Inc.	57,667
881	Strabag Se	30,632
1,000	Sumitomo Densetsu Co., Ltd.	26,855
12,380	Sumitomo Mitsui Construction	71,671
2,479	Sweco AB-B Shs	95,638
700	Taihei Dengyo Kaisha, Ltd.	14,795
800	Taikisha, Ltd.	28,340
3,500	Taisei Corp.	144,927
1,400	Takamatsu Construction Group C	36,210
400	Tekken Corp.	10,312
900	TOA Corp.	13,547

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
400	TOA Road Corp.	$13,084
1,630	Tobishima Corp.	22,329
4,700	Toda Corp.	30,984
400	Toenec Corp.	14,189
1,000	Tokyo Energy & Systems, Inc.	8,361
5,100	Tokyu Construction Co., Ltd.	36,349
1,100	Totetsu Kogyo Co., Ltd.	31,860
4,300	Toyo Construction Co., Ltd.	20,636
2,100	Toyo Engineering Corp.*	13,672
3,109	Veidekke ASA	42,373
4,816	Vinci SA	534,990
1,400	Wakachiku Construction Co., Ltd.	22,499
1,700	Yahagi Construction Co., Ltd.	12,858
7,664	YIT OYJ	51,227
1,200	Yokogawa Bridge Holdings Corp.	21,878
1,200	Yurtec Corp.	7,561

		5,657,286

Construction Materials (0.8%):
13,883	Adelaide Brighton, Ltd.	33,782
1,800	Asia Pile Holdings Corp.	9,945
34,094	Boral, Ltd.	107,502
3,157	Brickworks, Ltd.	41,451
1,408	Buzzi Unicem SpA	35,481
2,602	CRH plc	104,363
14,374	CRH plc, ADR	579,702
22,791	CSR, Ltd.	72,795
14,576	Fletcher Building, Ltd.	49,997
1,160	H+H International A/S, Class B*	21,782
2,326	HeidelbergCement AG	169,528
13,005	Ibstock plc(a)	54,737
1,410	Imerys SA	59,749
5,016	James Hardie Industries SE	98,320
400	Krosaki Harima Corp.	23,465
3,983	LafargeHolcim, Ltd., Registered Shares	220,910
13,487	Marshalls PLC	154,385
2,500	Nippon Concrete Industries Co., Ltd.	6,531
500	Shinagawa Refractories Co., Ltd.	16,169
123	STO SE & Co KGaA	15,770
1,500	Sumitomo Osaka Cement Co., Ltd.	65,385
7,200	Taiheiyo Cement Corp.	210,690
2,600	TYK Corp.	8,104
998	Vicat	45,205

		2,205,748

Consumer Finance (0.3%):
3,600	AEON Financial Service Co., Ltd.	56,632
15,300	Aiful Corp.*	35,432
96,000	Allied Properties HK, Ltd.	19,092
9,830	Arrow Global Group plc	33,576
6,358	Axactor SE*	13,766
982	Cembra Money Bank AG	107,721
2,046	Credit Corp. Group, Ltd.	44,335
3,900	Credit Saison Co., Ltd.	67,607
18,226	Eclipx Group, Ltd.*	18,566
18,254	Flexigroup, Ltd.	23,574
1,185	Gruppo MutuiOnline SpA	26,656
2,616	H&T Group Plc	11,657

See accompanying notes to the financial statements.

11

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Consumer Finance, continued
4,100	Hitachi Capital Corp.	$107,620
5,740	Hoist Finance AB*(a)	30,630
17,800	Hong Leong Finance, Ltd.	35,361
14,415	International Personal Finance	30,927
4,300	J Trust Co., Ltd.	16,950
1,800	Jaccs Co., Ltd.	46,017
8,490	Money3 Corp., Ltd.	13,586
15,200	Orient Corp.	22,831
213,600	Oshidori International Holdings, Ltd.	26,620
4,742	Provident Financial plc	28,753
4,452	Resurs Holding AB(a)	28,607
38,000	Sun Hung Kai & Co., Ltd.	18,067

		864,583

Containers & Packaging (0.6%):
8,372	BillerudKorsnas AB^	98,884
4,231	Cascades, Inc.	36,529
1,780	CCL Industries, Inc.	75,839
28,862	DS Smith plc	147,256
800	FP Corp.	47,468
1,900	Fuji Seal International, Inc.	42,301
1,000	Hokkan Holdings, Ltd.	19,133
5,634	Huhtamaki OYJ	261,641
3,327	Intertape Polymer Group, Inc.	42,587
187	Mayr Melnhof Karton AG	25,096
59,022	Orora, Ltd.	131,698
6,607	Pact Group Holdings, Ltd.*	12,612
8,600	Rengo Co., Ltd.	65,503
8,689	Smurfit Kappa Group plc	334,670
500	Taisei Lamick Co., Ltd.	13,562
600	Tomoku Co., Ltd.	10,419
3,400	Toyo Seikan Group Holdings, Ltd.	58,947
15	Vetropack Holding AG	47,116
887	Vidrala SA	93,512
300	Winpak, Ltd.	10,855

		1,575,628

Distributors (0.2%):
10,053	Bapcor, Ltd.	45,252
1,900	Canon Marketing Japan, Inc.	44,020
500	Chori Co., Ltd.	10,129
5,572	Connect Group plc*	2,676
1,438	D’ieteren SA/NV	101,063
1,000	Doshisha Co., Ltd.	16,577
1,600	Happinet Corp.	20,655
4,313	Headlam Group plc	30,636
29,210	Inchcape plc	273,083
1,000	Jardine Cycle & Carriage, Ltd.	22,386
7,157	John Menzies plc	44,913
400	Paltac Corp.	19,116
3,025	Uni-Select, Inc.	26,536

		657,042

Diversified Consumer Services (0.1%):
23,128	AA plc	17,874
1,811	Academedia AB(a)	10,655
1,100	Benesse Holdings, Inc.	28,927
32,000	China New Higher Education Group Limited(a)	12,460
10,000	Cross-Harbour Holdings, Ltd. (The)	15,543

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services, continued
4,259	Dignity plc	$32,969
23,577	G8 Education, Ltd.	31,544
1,700	IBJ, Inc.	19,338
5,459	IDP Education, Ltd.	65,918
6,281	InvoCare, Ltd.	58,149
1,800	Japan Best Rescue System Co., Ltd.	18,647
300	PIA Corp.	13,210
2,600	Riso Kyoiku Co., Ltd.	9,195
700	Studio Alice Co., Ltd.	12,185
1,300	Take And Give Needs Co., Ltd.	14,829

		361,443

Diversified Financial Services (0.7%):
1,042	Ackermans & Van Haaren NV	163,476
376	Aker ASA	23,287
77,201	AMP, Ltd.	103,781
3,396	Banca Farmafactoring SpA(a)	20,356
1,140	Banca Ifis SpA	17,915
3,032	Banca Mediolanum SpA	30,141
6,216	Cerved Group SpA	60,646
5,648	Challenger, Ltd.	32,162
14,100	Ecn Capital Corp.	52,017
2,300	eGuarantee, Inc.	26,619
20,244	Element Fleet Management Corp.	172,910
3,300	Financial Products Group Co., Ltd.	31,919
108,669	First Pacific Co., Ltd.	36,910
1,200	Fuyo General Lease Co., Ltd.	80,644
1,236,000	G-Resources Group, Ltd.*	9,202
7,214	IMF Bentham, Ltd.*	22,647
800	Japan Investment Adviser Co., Ltd.	11,114
4,600	Japan Securities Finance Co., Ltd.	21,932
23,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	148,049
1,800	Mizuho Leasing Co., Ltd.	56,224
900	NEC Capital Solutions, Ltd.	20,606
16,085	Ofx Group, Ltd.	15,768
597	Onex Corp.	37,781
23,500	ORIX Corp.	391,221
4,352	Pioneer Credit, Ltd.	5,481
1,100	Ricoh Leasing Co., Ltd.	41,492
14,676	Standard Life Aberdeen plc	63,938
1,900	Tokyo Century Corp.	102,032
2,800	Zenkoku Hosho Co., Ltd.	119,665

		1,919,935

Diversified Telecommunication Services (2.1%):
26,000	APT Satellite Holdings, Ltd.	9,744
644	BCE, Inc.	29,839
974	BCE, Inc.	45,145
36,348	Bezeq Israeli Telecommunication Corp., Ltd. (The)*	29,256
105,351	BT Group plc	269,953
3,250	Cellnex Telecom SAU(a)	140,061
25,395	Chorus, Ltd.	105,686
155,000	CITIC Telecom International Holdings, Ltd.	56,507
67,539	Deutsche Telekom AG, Registered Shares	1,103,599
4,161	Elisa OYJ	229,907
4,460	Euskaltel SA(a)	44,973
34,000	HKBN, Ltd.	57,002
82,295	HKT Trust & HKT, Ltd.	116,025

See accompanying notes to the financial statements.

12

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
1,538	Iliad SA	$199,549
2,100	Internet Initiative Japan, Inc.	56,537
61,309	Koninklijke KPN NV	181,132
2,835	Masmovil Ibercom SA*	64,855
6,000	Nippon Telegraph & Telephone Corp.	152,000
40,490	Orange SA	594,923
275,553	PCCW, Ltd.	162,709
5,067	Proximus SADP	145,091
9,797	QSC AG^	11,564
48,100	Singapore Telecommunications, Ltd.	120,652
34,736	Spark New Zealand, Ltd.	101,292
13,084	Speedcast International, Ltd.	8,636
2,262	Sunrise Communications Group(a)	177,772
9,426	Superloop, Ltd.*	6,418
723	Swisscom AG, Registered Shares^	382,967
29,050	Talktalk Telecom Group plc	44,732
207,283	Telecom Italia SpA*	129,331
19,343	Telefonica Deutschland Holding AG	56,059
47,197	Telefonica SA	329,844
4,768	Telekom Austria AG	38,873
5,872	Telenor ASA	105,353
28,747	Telia Co AB	123,524
41,906	Telstra Corp., Ltd.	104,378
14,183	TPG Telecom, Ltd.	66,900
6,450	United Internet AG, Registered Shares	211,951
1,800	Vision, Inc.*	29,814
28,323	Vocus Group, Ltd.*	57,025

		5,901,578

Electric Utilities (1.4%):
2,033	Acciona SA	214,100
53,654	AusNet Services	63,966
452	BKW AG	33,354
3,200	Chubu Electric Power Co., Inc.	45,143
2,800	Chugoku Electric Power Co., Inc. (The)	36,929
7,000	CK Infrastructure Holdings, Ltd.	49,926
8,064	CLP Holdings, Ltd.	84,917
5,549	Contact Energy, Ltd.	26,634
18,599	Electricite de France	207,461
633	Elia System Operator SA/NV	56,223
4,746	Endesa SA	126,698
76,385	Enel SpA	607,622
3,198	EVN AG	62,029
2,853	Fortis, Inc.	118,457
8,437	Fortum OYJ	208,119
18,530	Genesis Energy, Ltd.	37,745
30,000	HK Electric Investments, Ltd.	29,568
7,700	Hokkaido Electric Power Co., Inc.	37,337
3,500	Hokuriku Electric Power Co.*	25,486
3,000	Hydro One, Ltd.(a)	57,948
72,781	Iberdrola SA	749,510
27,751	Infratil, Ltd.	93,947
3,500	Kansai Electric Power Co., Inc. (The)	40,478
3,800	Kyushu Electric Power Co., Inc.	32,831
9,445	Mercury NZ, Ltd.	32,116
1,325	Okinawa Electric Power Co., Inc.	24,930
673	Orsted A/S(a)	69,736
9,500	Power Assets Holdings, Ltd.	69,466

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
4,360	Red Electrica Corp SA	$87,695
11	Romande Energie Holding SA, Registered Shares	13,646
11,301	Scottish & Southern Energy plc	216,493
3,300	Shikoku Electric Power Co., Inc.	32,805
13,794	Terna SpA	92,287
3,900	Tohoku Electric Power Co., Inc.	38,579
13,100	Tokyo Electric Power Co. Holdings, Inc.*	55,946
284	Verbund AG, Class A	14,260

		3,794,387

Electrical Equipment (1.2%):
10,462	ABB, Ltd.	252,613
600	Chiyoda Integre Co., Ltd.	12,577
1,200	Daihen Corp.	39,520
1,300	Denyo Co., Ltd.	24,627
2,400	Fuji Electric Co., Ltd.	73,352
6,900	Fujikura, Ltd.	28,293
4,000	Furukawa Electric Co., Ltd. (The)	102,534
1,200	Futaba Corp.	14,845
38	Gavazzi Carlo Holding AG	10,210
4,600	GS Yuasa Corp.	99,172
400	Hirakawa Hewtech Corp.	5,878
815	Huber & Suhner AG	64,635
29,500	Johnson Electric Holdings, Ltd.	67,176
254	Kendrion NV	5,974
3,563	Legrand SA	290,692
400	Mabuchi Motor Co., Ltd.	15,118
91,010	Melrose Industries plc	290,857
346	Mersen	13,278
12,700	Mitsubishi Electric Corp.	172,708
1,976	Nexans SA	96,571
400	Nidec Corp.	54,649
500	Nippon Carbon Co., Ltd.	18,713
2,700	Nissin Electric Co., Ltd.	33,418
2,100	Nitto Kogyo Corp.	48,633
821	NKT A/S*	19,931
4,617	Nordex Se*	62,543
3,659	OSRAM Licht AG*	166,415
17	Phoenix Mecano AG	8,404
6,311	PNE AG*	28,172
574	Prysmian SpA	13,831
400	Sanyo Denki Co., Ltd.	19,728
3,972	Schneider Electric SA	408,557
200	SEC Carbon, Ltd.	17,396
2,150	SGL Carbon SE*	11,426
1,735	Siemens Gamesa Renewable Energy	30,485
4,485	Signify NV(a)	140,236
1,000	Sinfonia Technology Co., Ltd.	12,567
190	Somfy SA	18,659
2,200	SwCC Showa Holdings Co., Ltd.	29,974
900	Takaoka Toko Co., Ltd.	9,848
4,000	Tatsuta Electric Wire And Cable Co., Ltd.	22,111
2,597	TKH Group NV	145,615
600	Toyo Tanso Co., Ltd.	12,429
4,400	Ushio, Inc.	65,606
1,461	Vestas Wind Systems A/S	147,723
920	XP Power, Ltd.	37,733

		3,265,432

See accompanying notes to the financial statements.

13

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components (2.0%):
1,300	Ai Holdings Corp.	$23,049
4,460	Alps Alpine Co., Ltd.	100,761
506	ALSO Holding AG, Registered Shares	85,399
1,300	Amano Corp.	39,566
3,800	Arisawa Manufacturing Co., Ltd.	35,110
3,172	Austria Technologie & Systemte	71,417
1,000	Azbil Corp.	28,153
333	Barco NV	81,948
225	Basler AG	13,724
900	Canon Electronics, Inc.	17,282
5,004	Celestica, Inc.*	41,507
157	Cicor Technologies, Ltd.	9,642
13,600	Citizen Watch Co., Ltd.	73,803
3,400	CMK Corp.	21,047
1,300	Conexio Corp.	19,286
46,000	Cowell e Holdings, Inc.	11,124
400	Dai-ichi Seiko Co., Ltd.	9,716
1,000	Daiwabo Holdings Co., Ltd.	61,826
545	Datalogic SpA	10,310
3,500	Dexerials Corp.	35,164
21,950	Electrocomponents plc	197,266
1,100	Elematec Corp.	11,587
1,300	Espec Corp.	26,623
700	Evertz Technologies, Ltd.	9,629
148,000	FIH Mobile, Ltd.*	28,694
7,452	Fingerprint Cards AB*^	15,053
2,100	Furuno Electric Co., Ltd.	25,878
400	Hagiwara Electric Co., Ltd.	10,466
500	Hakuto Co., Ltd.	6,224
12,033	Halma plc	337,758
400	Hamamatsu Photonics KK	16,392
1,034	Hexagon AB, Class B	57,952
200	Hirose Electric Co., Ltd.	25,572
600	Hitachi High-Technologies Corp.	42,405
6,700	Hitachi, Ltd.	282,257
1,200	Hochiki Corp.	19,275
400	Horiba, Ltd.	26,686
2,600	Hosiden Corp.	32,811
3,500	IBIDEN Co., Ltd.	83,048
91	Inficon Holding AG	72,263
2,871	Ingenico Group	312,098
500	Iriso Electronics Co., Ltd.	22,185
4,000	Japan Aviation Electronics Industry, Ltd.	80,593
1,100	Japan Cash Machine Co., Ltd.	9,098
21,200	Japan Display, Inc.*	15,552
1,679	Jenoptik AG	47,977
1,000	Kaga Electronics Co., Ltd.	22,920
400	Keyence Corp.	141,601
1,200	Koa Corp.	14,902
2,388	Kudelski SA	14,184
2,000	Kyocera Corp.	136,312
3,500	Kyosan Electric Manufacturing Co., Ltd.	19,929
1,835	Lagercrantz Group AB, Class B	28,728
26	Lem Holding SA, Registered Shares	38,268
2,200	Macnica Fuji Electronics Holdings	37,973
700	Maruwa Co., Ltd./Aichi	54,160
2,000	Meiko Electronics Co., Ltd.	45,207

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
2,366	Micronic Mydata AB	$46,763
160	Midwich Group plc	1,170
4,600	Murata Manufacturing Co., Ltd.	284,434
1,500	Nagano Keiki Co., Ltd.	12,599
267	Nederland Apparatenfabriek	14,532
2,800	Nichicon Corp.	29,139
600	Nippon Chemi-Con Corp.	11,565
2,900	Nippon Electric Glass Co., Ltd.	64,247
3,400	Nippon Signal Co., Ltd.	45,352
1,800	Nissha Co., Ltd.	18,379
600	Nohmi Bosai, Ltd.	13,435
3,600	OKI Electric Industry Co., Ltd.	49,919
700	Omron Corp.	40,785
1,200	Optex Group Co., Ltd.	18,210
13,505	Opus Group AB	12,124
3,000	Osaki Electric Co., Ltd.	18,876
3,519	Oxford Instruments plc	72,030
8,300	Pricer AB	16,590
1,053	Renishaw plc	53,050
1,100	Restar Holdings Corp.	20,341
1,400	Ryoden Corp.	21,197
1,100	Ryosan Co., Ltd.	28,258
600	Ryoyo Electro Corp.	11,121
900	Sanshin Electronics Co., Ltd.	14,707
700	Shibaura Electronics Co., Ltd.	20,548
900	Shimadzu Corp.	28,152
1,200	Shinko Shoji Co., Ltd.	9,717
2,000	Siix Corp.	27,674
2,172	Spectris plc	83,848
6,120	Strix Group plc	15,892
2,000	Sumida Corp.	23,455
700	Tachibana Eletech Co., Ltd.	11,908
8,000	Taiyo Yuden Co., Ltd.	245,395
2,500	Tamura Corp.	16,414
3,700	TDK Corp.	415,915
1,800	Terilogy Co., Ltd.*	14,846
5,000	Topcon Corp.	64,440
1,300	Toyo Corp.	16,193
7,103	TT Electronics plc	23,611
400	V Technology Co., Ltd.	20,211
312	Vaisala OYJ, Class A	11,101
7,400	Venture Corp., Ltd.	89,312
74,000	Vstecs Holdings, Ltd.	38,034
3,200	Yaskawa Electric Corp.	120,767
2,200	Yokogawa Electric Corp.	38,971
1,100	Yokowo Co., Ltd.	32,611

		5,447,198

Energy Equipment & Services (0.6%):
7,314	Akastor ASA*	8,284
5,393	Aker Solutions ASA*	15,192
1,137	Bonheur ASA	25,810
2,991	BW Offshore, Ltd.*^	22,590
5,101	Calfrac Well Services, Ltd.*^	4,911
5,874	Ces Energy Solutions Corp.	10,541
29,491	CGG SA*	96,405
4,726	Computer Modelling Group, Ltd.	29,920
6,058	Enerflex, Ltd.	57,063

See accompanying notes to the financial statements.

14

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
8,606	Ensign Energy Services, Inc.	$18,890
106,730	Ezion Holdings, Ltd.*	1,278
4,488	Fugro NV*	50,447
6,704	Hunting plc	37,245
22,482	John Wood Group plc	119,032
8,257	Lamprell plc*	4,280
1,000	Modec, Inc.	24,527
4,500	Mullen Group, Ltd.	32,128
2,400	North American Construction Group, Ltd.	29,094
3,324	Ocean Yield ASA	18,181
7,269	Odfjell Drilling, Ltd.*	27,103
2,900	Pason Systems, Inc.	29,281
6,196	Petrofac, Ltd.	31,553
18,993	Petroleum Geo-Services ASA*	37,226
16,362	Precision Drilling Corp.*	22,809
2,400	Raiznext Corp.	29,232
15,278	Saipem SpA*	74,697
8,829	SBM Offshore NV	164,922
174	Schoeller-Blackman Oilfield Equipment AG	9,817
8,377	Secure Energy Services, Inc.	32,646
3,900	ShawCor, Ltd.	37,636
5,204	Subsea 7 SA	62,415
1,938	Tenaris SA	21,915
5,241	TGS NOPEC Geophysical Co. ASA	159,527
421	The Drilling Co of 1972 A/S*	27,837
900	Total Energy Services, Inc.	4,450
400	Toyo Kanetsu KK	8,819
13,311	Trican Well Service, Inc.*	11,687
10,731	Vallourec SA*	34,049
10,270	Worley, Ltd.	110,773

		1,544,212

Entertainment (0.5%):
1,400	Ateam, Inc.	14,010
2,500	Avex, Inc.	28,864
3,818	Borussia Dortmund GMBH & Co. KGaA	37,690
2,600	Capcom Co., Ltd.	72,223
4,665	Cineplex, Inc.	121,619
50,738	Cineworld Group plc	147,312
2,160	CTS Eventim AG & Co. KGaA	135,778
1,600	Daiichikosho Co., Ltd.	83,860
3,000	DeNA Co., Ltd.	48,264
4,107	Event Hospitality And Entertainment, Ltd.	39,186
1,590	Gungho Online Enetertainment, Inc.	33,833
38,000	IGG, Inc.	28,104
594	Kinepolis Group NV	39,452
1,100	Konami Holdings Corp.	45,363
1,700	Marvelous, Inc.	11,334
2,100	Nexon Co., Ltd.*	27,780
200	Nintendo Co., Ltd.	80,740
200	Square Enix Holdings Co., Ltd.	9,994
13,788	Technicolor SA*	10,591
400	Toei Animation Co., Ltd.	20,623
200	Toei Co., Ltd.	29,862
1,000	Toho Co., Ltd.	41,646
2,851	UbiSoft Entertainment SA*	197,206
2,219	Vivendi Universal SA	64,312

Shares		Fair Value
Common Stocks, continued
Entertainment, continued
5,570	WildBrain, Ltd.*	$6,735

		1,376,381

Food & Staples Retailing (2.0%):
5,600	AEON Co., Ltd.	115,383
500	Ain Holdings, Inc.	31,886
800	Albis Co., Ltd.	16,607
3,200	Alcanna, Inc.*	10,967
5,772	Alimentation Couche-Tard, Inc.	183,198
1,309	Amsterdam Commodities NV	30,461
2,400	Arcs Co., Ltd.	50,490
1,537	Axfood AB	34,213
1,200	Axial Retailing, Inc.	41,727
600	Belc Co., Ltd.	30,482
12,484	Carrefour SA	209,690
2,135	Casino Guichard-Perrachon SA^	100,076
1,100	Cawachi, Ltd.	22,256
400	Cocokara Fine, Inc.	23,221
14,148	Coles Group, Ltd.	147,734
2,636	Colruyt SA	137,582
400	Cosmos Pharmaceutical Corp.	83,060
1,300	Create SD Holdings Co., Ltd.	33,218
500	Daikokutenbussan Co., Ltd.	14,757
3,700	Dairy Farm International Holdings, Ltd.	21,105
800	Eco’s Co., Ltd.	12,576
3,691	Empire Co., Ltd., Class A	86,590
1,600	Heiwado Co., Ltd.	30,258
1,367	ICA Gruppen AB	63,861
200	Itochu-Shokuhin Co., Ltd.	9,591
34,091	J Sainsbury plc	104,491
600	Japan Meat Co., Ltd.	12,498
580	Kesko OYJ, Class A	38,248
761	Kesko OYJ, Class B	53,838
1,200	Kobe Bussan Co., Ltd.	41,232
35,101	Koninklijke Ahold Delhaize NV	879,621
400	Kusuri NO Aoki Holdings Co., Ltd.	25,179
400	LAWSON, Inc.	22,656
800	Life Corp.	18,999
1,111	Loblaw Cos., Ltd.	57,330
1,430	Marr SpA	32,641
54,594	Metcash, Ltd.	98,487
10,912	METRO AG	175,878
1,817	Metro, Inc.	74,995
600	Ministop Co., Ltd.	8,072
900	Mitsubishi Shokuhin Co., Ltd.	25,451
600	Nihon Chouzai Co., Ltd.	21,065
1,801	North West Co., Inc.	37,909
2,000	Okuwa Co., Ltd.	26,755
9,500	Olam International, Ltd.	12,790
1,200	Qol Holdings Co., Ltd.	16,738
1,094	Rallye SA	12,440
337	Rami Levy Chain Stores Hashikm	19,397
1,000	Retail Partners Co., Ltd.	8,235
600	San-A Co., Ltd.	26,693
8,900	Seven & I Holdings Co., Ltd.	325,686
28,900	Sheng Siong Group, Ltd.	26,655
6,398	Shufersal, Ltd.	40,771
1,454	Sligro Food Group NV	39,189

See accompanying notes to the financial statements.

15

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
600	Sogo Medical Holdings Co., Ltd.	$11,054
38,447	Sonae SGPS SA	39,297
500	Sugi Holdings Co., Ltd.	26,372
1,300	Sundrug Co., Ltd.	46,988
73,670	Tesco plc	249,520
400	Tsuruha Holdings, Inc.	51,326
3,100	United Supermarkets Holdings	27,283
2,200	Valor Holdings Co., Ltd.	42,929
700	Watahan & Co., Ltd.	12,240
1,000	Welcia Holdings Co., Ltd.	63,707
11,809	Wesfarmers, Ltd.	343,969
1,793	Weston (George), Ltd.	142,263
68,290	William Morrison Supermarkets plc	181,771
9,081	Woolworths Group, Ltd.	231,014
800	YAKUODO Holdings Co., Ltd.	17,958
700	Yamatane Corp.	10,430
700	Yaoko Co., Ltd.	35,745
2,800	Yokohama Reito Co., Ltd.	25,722

		5,384,516

Food Products (2.7%):
3,191	A2 Milk Co., Ltd.*	32,290
3,258	AAK AB	61,946
364	Agrana Beteiligungs AG	7,585
2,600	Ajinomoto Co., Inc.	43,233
44,180	Aryzta AG*	49,471
4,032	Associated British Foods plc	139,658
772	Atria OYJ	8,692
4,083	Austevoll Seafood ASA	41,922
23,247	Australian Agricultural Co., Ltd.*	17,946
363	Bakkafrost P/F	26,886
33	Barry Callebaut AG, Registered Shares	72,968
6,130	Bega Cheese, Ltd.	18,601
125	Bell AG	33,854
854	Bonduelle S.C.A.	22,331
1,100	Calbee, Inc.	35,780
1	Chocoladefabriken Lindt & Spruengli AG	88,368
800	Chubu Shiryo Co., Ltd.	11,804
12,278	Cloetta AB	41,582
13,015	Costa Group Holdings, Ltd.	22,646
2,420	Cranswick plc	108,783
6,062	Danone SA	503,125
1,700	Delfi, Ltd.	1,259
16,123	Devro plc	38,111
500	DyDo Group Holdings, Inc.	21,070
2,372	Ebro Foods SA	51,335
7,504	Elders, Ltd.	34,127
80	Emmi AG	69,626
16,300	First Resources, Ltd.	23,066
1,616	Forfarmers NV	10,424
9,500	Fraser & Neave, Ltd.	12,154
3,739	Freedom Foods Group, Ltd.	13,395
1,000	Fuji Oil Holdings, Inc.	26,975
700	Fujicco Co., Ltd.	12,505
260,400	Golden Agri-Resources, Ltd.	45,583
11,957	GrainCorp, Ltd.*	63,796
17,127	Greencore Group plc	60,820
3,373	Grieg Seafood ASA	53,940

Shares		Fair Value
Common Stocks, continued
Food Products, continued
1,119	Hilton Food Group plc	$16,462
1,600	Hokuto Corp.	29,095
700	House Foods Group, Inc.	23,875
15,498	Inghams Group, Ltd.	36,624
6,700	Itoham Yonekyu Holdings, Inc.	43,153
300	Iwatsuka Confectionery Co., Ltd.	11,559
47,400	Japfa, Ltd.	20,468
300	J-Oil Mills, Inc.	11,874
800	Kagome Co., Ltd.	19,139
400	Kameda Seika Co., Ltd.	18,286
700	Kenko Mayonnaise Co., Ltd.	15,782
706	Kerry Group plc, Class A	87,891
1,100	Kewpie Corp.	24,773
400	Kikkoman Corp.	19,571
900	Kotobuki Spirits Co., Ltd.	66,573
295	KWS Saat SE	19,107
500	Kyokuyo Co., Ltd.	13,175
147	Lassonde Industries, Inc.	17,602
3,154	Leroy Seafood Group ASA	20,979
5	Lotus Bakeries	14,539
2,049	Maple Leaf Foods, Inc.	40,841
1,200	Marudai Food Co., Ltd.	25,110
2,600	Maruha Nichiro Corp.	66,745
2,400	Megmilk Snow Brand Co., Ltd.	54,678
41	Mehadrin, Ltd.*	1,627
1,100	Meiji Holdings Co., Ltd.	74,303
800	Mitsui Sugar Co., Ltd.	16,677
700	Morinaga & Co., Ltd.	33,758
3,000	Morinaga Milk Industry Co., Ltd.	122,311
3,528	Mowi ASA	91,791
300	Nakamuraya Co., Ltd.	12,039
25,220	Nestle SA, Registered Shares	2,732,812
1,200	NH Foods, Ltd.	49,713
4,900	Nichirei Corp.	114,217
800	Nippon Beet Sugar Manufacturing Co., Ltd.	14,913
2,800	Nippon Flour Mills Co., Ltd.	43,280
20,100	Nippon Suisan Kaisha, Ltd.	120,202
1,200	Nisshin Oillio Group, Ltd. (The)	41,460
900	Nisshin Seifun Group, Inc.	15,688
900	Nissin Sugar Co., Ltd.	16,571
993	Norway Royal Salmon ASA	27,090
326	Orior AG	30,148
2,710	Orkla ASA, Class A	27,475
51,099	Premier Foods plc*	25,697
988	Premium Brands Holdings Corp.	69,215
2,000	Prima Meat Packers, Ltd.	46,400
33,700	PT Tiga Pilar Sejahtera Food Tbk*	76
3,268	Raisio Oyj, Class V	12,458
11,598	Ridley Corp., Ltd.	8,547
1,000	Rock Field Co., Ltd.	14,071
5,300	Rogers Sugar, Inc.	20,083
600	S Foods, Inc.	15,653
1,029	Salmar ASA	52,760
2,346	Sanford, Ltd.	12,553
2,323	Saputo, Inc.	71,923
127	Savencia SA	8,749
3,496	Scales Corp., Ltd.	11,789

See accompanying notes to the financial statements.

16

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Food Products, continued
3,767	Scandi Standard AB	$29,933
786	Schouw & Co.	66,096
2,304	Select Harvests, Ltd.	13,559
800	Showa Sangyo Co., Ltd.	22,856
306	Sipef SA	18,820
300	Starzen Co., Ltd.	12,154
1,353	Strauss Group, Ltd.	41,521
3,754	Suedzucker AG	68,977
2,371	Synlait Milk, Ltd.*	14,201
11,335	Tassal Group, Ltd.	33,094
9,755	Tate & Lyle plc	98,308
700	Toyo Suisan Kaisha, Ltd.	29,777
58	United International Enterprises	11,758
475	Vilmorin & CIE SA	25,718
1,955	Viscofan SA	103,389
22,000	Vitasoy International Holdings, Ltd.	79,798
400	Warabeya Nichiyo Holdings Co., Ltd.	6,409
238,612	WH Group, Ltd.(a)	247,253
200	Yakult Honsha Co., Ltd.	11,011
2,000	Yamazaki Baking Co., Ltd.	35,741

		7,571,980

Gas Utilities (0.4%):
5,937	AltaGas, Ltd.	90,445
12,578	APA Group	98,212
7,633	Gas Natural SDG SA	192,137
40,948	Hong Kong & China Gas Co., Ltd.	80,012
16,993	Italgas SpA	103,925
800	K&O Energy Group, Inc.	11,938
2,400	Nippon Gas Co., Ltd.	76,820
2,100	Osaka Gas Co., Ltd.	40,130
1,382	Rubis SCA	85,101
1,300	Saibu Gas Co., Ltd.	30,165
3,700	Shizuoka Gas Co. Ltd.	32,078
10,212	Superior Plus Corp.	98,785
800	Toho Gas Co., Ltd.	32,578
2,200	Tokyo Gas Co., Ltd.	53,382

		1,025,708

Health Care Equipment & Supplies (1.5%):
5,549	Alcon, Inc.*	314,414
2,602	Ambu A/S	43,608
2,532	Ansell, Ltd.	51,676
11,514	Arjo AB, Class B	55,476
3,200	Asahi Intecc Co., Ltd.	94,232
838	BioMerieux	74,643
792	Cochlear, Ltd.	125,170
1,014	Coloplast A/S, Class B	126,081
251	Coltene Holding AG	23,031
1,992	Consort Medical plc	27,025
11,124	Convatec Group plc(a)	29,318
3,137	Demant A/S*	98,867
781	DiaSorin SpA	101,130
509	Draegerwerk AG & Co. KGaA	31,796
238	Draegerwerk AG & Co. KGaA	10,575
185	Eckert & Ziegler AG	39,642
2,223	Elekta AB, Class B	29,296
633	EssilorLuxottica SA	96,688

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
4,164	Fisher & Paykel Healthcare Corp., Ltd.	$62,467
5,004	Getinge AB, Class B	92,948
7,376	GN Store Nord A/S	347,295
405	Guerbet	18,764
800	Hogy Medical Co., Ltd.	26,142
3,200	HOYA Corp.	305,580
1,300	Jeol, Ltd.	39,314
3,877	Koninklijke Philips Electronics NV, NYS	189,197
3,471	Koninklijke Philips NV	169,680
1,500	Mani, Inc.	42,892
500	Menicon Co., Ltd.	20,950
1,200	Nakanishi, Inc.	22,851
1,500	Nihon Kohden Corp.	41,728
2,300	Nikkiso Co., Ltd.	30,162
8,900	Nipro Corp.	107,135
14,000	Olympus Corp.	215,618
900	Paramount Bed Holdings Co., Ltd.	37,441
457	Revenio Group OYJ	13,466
1,192	Sartorius AG	255,171
1,077	Sectra AB, Class B*	44,974
900	Shofu, Inc.	14,825
6,142	Smith & Nephew plc	148,347
411	Sonova Holding AG, Registered Shares	94,050
360	Stratec Se	24,627
184	Straumann Holding AG, Registered Shares	180,642
1,200	Sysmex Corp.	81,577
5,000	Terumo Corp.	176,672

		4,177,183

Health Care Providers & Services (0.8%):
500	Alfresa Holdings Corp.	10,210
3,876	Amplifon SpA	111,513
300	As One Corp.	28,097
18,377	Australian Pharmaceutical Industries, Ltd.	17,306
700	BML, Inc.	20,097
3,715	CareTech Holdings plc	21,928
6,200	CRH Medical Corp.*	21,488
4,243	Ebos Group, Ltd.	69,279
1,500	Elan Corp.	22,067
14,050	Estia Health, Ltd.	24,080
4,012	Extendicare, Inc.	26,079
2,001	Fagron	43,456
1,000	FALCO Holdings Co., Ltd.	16,953
6,326	Fresenius Medical Care AG & Co., KGaA	469,147
2,812	Fresenius SE & Co. KGaA	158,713
27,126	Healius, Ltd.	52,661
2,000	Japan Lifeline Co., Ltd.	27,377
1,000	Japan Medical Dynamic Marketing, Inc.	21,440
16,930	Japara Healthcare, Ltd.	11,729
1,912	Korian SA	90,119
225	Lna Sante	12,525
3,204	Medical Facilities Corp.	11,845
6,037	Mediclinic International plc	32,972
2,000	Medipal Holdings Corp.	44,124
7,584	Metlifecare, Ltd.	34,861
2,800	Miraca Holdings, Inc.	68,544
1,800	N Field Co., Ltd.	11,060
2,200	Nichiigakkan Co., Ltd.	33,292

See accompanying notes to the financial statements.

17

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
1,110	NMC Health plc	$26,054
18,405	Oceania Healthcare, Ltd.	16,357
11,311	Oriola Corp.	25,689
1,060	Orpea	136,069
23,400	Raffles Medical Group, Ltd.	17,405
1,806	Ramsay Health Care, Ltd.	92,127
873	Rhoen-Klinikum AG	17,127
3,746	Ryman Healthcare, Ltd.	41,239
2,200	Ship Healthcare Holdings, Inc.	101,940
800	Sienna Senior Living, Inc.	11,251
59,044	Sigma Healthcare, Ltd.	24,058
1,900	Solasto Corp.	22,304
3,129	Sonic Healthcare, Ltd.	63,249
8,887	Spire Healthcare Group plc(a)	16,757
10,895	Summerset Group Holdings, Ltd.	65,282
400	Suzuken Co., Ltd.	16,280
1,800	Toho Holdings Co., Ltd.	39,928
5,100	Tsukui Corp.	27,570
3,435	Virtus Health, Ltd.	11,286
2,800	Vital Ksk Holdings, Inc.	26,894

		2,311,828

Health Care Technology (0.1%):
14,160	AGFA-Gevaert NV*	73,363
2,052	Ascom Holding AG	22,304
857	Compugroup Medical Se	61,302
2,389	Emis Group plc	35,102
4,200	M3, Inc.	126,848
800	Nnit A/S(a)	13,393
1,258	Pro Medicus, Ltd.	19,738
1,213	Raysearch Laboratories AB*	13,897

		365,947

Hotels, Restaurants & Leisure (2.3%):
2,563	Accor SA	120,306
36,400	Accordia Golf Trust	18,133
600	AEON Fantasy Co., Ltd.	16,079
1,000	Arcland Service Holdings Co., Ltd.	17,250
23,206	Ardent Leisure Group, Ltd.*	21,236
7,016	Aristocrat Leisure, Ltd.	166,361
4,300	Atom Corp.	40,140
7,557	Autogrill SpA	79,070
1,707	Basic-Fit NV*(a)	64,923
3,095	Betsson AB*	14,447
20,000	Cafe de Coral Holdings, Ltd.	47,390
1,533	Carnival plc, ADR	73,829
700	Central Sports Co., Ltd.	20,502
72,000	Century City International Holdings, Ltd.	5,360
485	CIE des Alpes	16,236
9,479	Collins Foods, Ltd.	59,377
2,000	Colowide Co., Ltd.	41,403
9,783	Compass Group plc	245,035
2,200	Corporate Travel Management, Ltd.	31,706
2,000	Create Restaurants Holdings In	34,325
4,576	Crown Resorts, Ltd.	38,619
151	Do & Co. AG	14,543
1,951	Domino’s Pizza Enterprises, Ltd.	71,687
23,341	Domino’s Pizza Group plc	99,165

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
1,600	Doutor Nichires Holdings Co., Ltd.	$31,741
29,990	EI Group plc*	112,735
4,906	Elior Group^(a)	72,164
6,500	Fairwood Holdings, Ltd.	16,587
2,425	Flight Centre Travel Group, Ltd.	74,996
1,016	Flutter Entertainment plc	124,272
2,258	Flutter Entertainment plc	275,724
800	Fuji Kyuko Co., Ltd.	30,931
600	Fujita Kanko, Inc.	15,576
557	Fuller Smith & Turner plc, Class A	7,090
19,010	Galaxy Entertainment Group, Ltd.	140,128
1,491	Gamesys Group plc*	13,974
200	Genki Sushi Co., Ltd.	5,488
50,200	Genting Singapore, Ltd.	34,376
36,100	GL Limited	21,635
2,773	Great Canadian Gaming Corp.*	91,921
8,283	Greggs plc	252,295
16,772	GVC Holdings plc	196,664
660	Hiday Hidaka Corp.	12,195
1,700	HIS Co., Ltd.	48,802
18,000	Hongkong & Shanghai Hotels (The)	19,295
11,300	Hotel Grand Central, Ltd.	10,766
400	Ichibanya Co., Ltd.	21,170
1,639	InterContinental Hotels Group plc, ADR	112,550
900	Intertain Group, Ltd. (The)*	8,304
7,041	JD Wetherspoon plc	155,402
868	Jumbo Interactive, Ltd.	9,106
6,856	Kindred Group plc	42,046
1,700	Komeda Holdings Co., Ltd.	33,143
1,900	Koshidaka Holdings Co., Ltd.	28,782
900	Kourakuen Holdings Corp.	17,127
400	Kura Sushi, Inc.	19,885
1,100	Kyoritsu Maintenance Co., Ltd.	52,310
70,000	Macau Legend Development, Ltd.*	9,797
33,812	Marston’s plc	57,263
200	Matsuya Foods Co., Ltd.	8,317
500	McDonald’s Holdings Co., Ltd.	24,099
36,000	Melco International Development Ltd.	101,332
5,571	Melia Hotels International SA	49,219
15,327	MGM China Holdings, Ltd.	25,121
14,000	Miramar Hotel & Investment	28,213
10,745	Mitchells & Butlers plc*	65,429
410	Mty Food Group, Inc.	17,522
72,000	NagaCorp, Ltd.	125,714
4,629	NetEnt AB*	12,802
400	Ohsho Food Service Corp.	23,834
1,223	Orascom Development Holding AG*	19,316
200	Oriental Land Co., Ltd.	27,300
2,702	Pandox AB	61,217
900	Pizza Pizza Royalty Corp.	6,772
10,182	PlayTech plc	53,616
12,439	Rank Group plc	45,691
600	Renaissance, Inc.	9,616
4,200	Resorttrust, Inc.	71,283
1,657	Restaurant Brands International, Inc.	105,643
392	Restaurant Brands International, Inc.	24,998
1,129	Restaurant Brands New Zealand, Ltd.*	10,599

See accompanying notes to the financial statements.

18

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
33,738	Restaurant Group plc (The)	$73,214
800	Ringer Hut Co., Ltd.	18,496
3,200	Round One Corp.	31,169
1,300	Royal Holdings Co., Ltd.^	29,395
1,200	Saint Marc Holdings Co., Ltd.	25,620
400	Saizeriya Co., Ltd.	9,762
16,988	Sands China, Ltd.	91,105
2,943	Scandic Hotels Group AB(a)	32,813
44,000	Shangri-La Asia, Ltd.	46,028
56,868	SJM Holdings, Ltd.	64,919
1,360	SkiStar AB	17,266
25,292	Sky City Entertainment Group, Ltd.	67,597
4,600	Skylark Holdings Co., Ltd.	90,060
1,707	Sodexo SA	202,441
20,846	SSP Group Plc	179,625
27,388	Star Entertainment Group, Ltd. (The)	88,570
5,813	Stars Group, Inc. (The)*	151,727
500	Sushiro Global Holdings, Ltd.	43,078
28,365	Tabcorp Holdings, Ltd.	90,287
581	The Gym Group plc(a)	2,230
50,634	Thomas Cook Group plc*(b)	—
4,500	Tokyo Dome Corp.	44,952
1,100	Toridoll Holding Corp.	28,462
400	Tosho Co., Ltd.	9,191
7,082	TUI AG	89,524
1,475	Whitbread plc	94,906
41,297	William Hill plc	103,213
26,430	Wynn Macau, Ltd.	65,382
3,500	Zensho Holdings Co., Ltd.	79,192

		6,321,239

Household Durables (2.0%):
5,875	Azorim-Investment Development & Construction Co., Ltd.*	11,922
1,604	Bang & Olufsen A/S*	8,419
19,424	Barratt Developments plc	192,503
5,753	Bellway plc	290,642
2,271	Berkeley Group Holdings plc (The)	147,242
1,566	Bigben Interactive	28,179
3,728	Bonava AB	39,612
4,205	Bovis Homes Group plc	76,146
3,865	Breville Group, Ltd.	47,466
2,200	Casio Computer Co., Ltd.	44,215
600	Chofu Seisakusho Co., Ltd.	13,521
1,800	Cleanup Corp.	11,859
1,800	Corona Corp.	17,092
9,695	Countryside Properties plc(a)	58,944
11,005	Crest Nicholson Holdings plc	63,394
1,076	De’Longhi	22,781
7,507	DFS Furniture plc	28,881
1,000	Dorel Industries, Inc.	4,606
2,152	Duni AB	29,720
4,630	Electrolux AB, Series B, Class B	113,668
2,700	Es-Con Japan, Ltd.	23,231
800	Eslead Corp.	16,056
2,053	Fiskars OYJ Abp	25,924
2,700	FJ Next Co., Ltd.	28,370
87	Forbo Holding AG	148,077

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
1,600	Foster Electric Co., Ltd.	$28,074
1,400	France Bed Holdings Co., Ltd.	12,382
1,600	Fuji Corp., Ltd.	10,352
900	Fujitsu General, Ltd.	20,213
14,200	Haseko Corp.	190,359
700	Hoosiers Holdings	4,598
187	Hunter Douglas NV	12,188
10,452	Husqvarna AB, Class B	83,720
3,200	Iida Group Holdings Co., Ltd.	56,021
3,817	JM AB	113,051
10,600	Jvc Kenwood Corp.	26,510
958	Kaufman & Broad SA	39,761
1,300	LEC, Inc.	15,880
540	Leifheit AG	14,347
62,400	Man Wah Holdings, Ltd.	44,555
18,466	McCarthy & Stone plc(a)	36,508
10	Metall Zug AG	22,522
4,500	Nikon Corp.	55,012
9,589	Nobia AB	71,554
39,400	Panasonic Corp.	369,595
5,699	Persimmon plc	205,270
3,200	Pressance Corp.	39,402
13,354	Redrow plc	131,923
1,000	Rinnai Corp.	78,105
500	Sangetsu Corp.	9,441
1,048	SEB SA	155,857
13,000	Sekisui Chemical Co., Ltd.	225,057
4,500	Sekisui House, Ltd.	96,116
3,000	Sharp Corp.	45,849
13,600	Sony Corp.	925,835
2,500	Space Value Holdings Co., Ltd.	12,250
2,200	Starts Corp., Inc.	56,023
6,900	Sumitomo Forestry Co., Ltd.	101,584
328	Surteco Group SE	8,330
1,100	Tamron Co., Ltd.	25,444
171,627	Taylor Wimpey plc	444,101
20,687	Techtronic Industries Co., Ltd.	169,288
805	The Vitec Group plc	11,723
1,000	TOA Corp.	10,490
400	Token Corp.	27,017
3,468	TomTom NV	36,704

		5,535,481

Household Products (0.2%):
4,672	Essity AB, Class B	150,664
407	Henkel AG & Co. KGaA	38,321
1,700	Lion Corp.	33,186
14,255	Mcbride plc	16,756
1,600	Pigeon Corp.	59,003
5,635	PZ Cussons plc	15,548
2,279	Reckitt Benckiser Group plc	185,041
2,600	Unicharm Corp.	87,833

		586,352

Independent Power and Renewable Electricity Producers (0.4%):
2,002	Albioma SA	58,485
4,859	Boralex, Inc., Class A	91,537
1,700	Capital Power Corp.	45,027

See accompanying notes to the financial statements.

19

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Independent Power and Renewable Electricity Producers, continued
17,378	Drax Group plc	$72,186
5,259	EDP Renovaveis SA	61,948
1,300	Electric Power Development Co., Ltd.	31,596
1,162	ERG SpA	25,058
9,297	Falck Renewables SpA	49,665
54,874	Infigen Energy	25,056
3,741	Innergex Renewable Energy, Inc.	48,578
1,207	Kenon Holdings, Ltd.	25,799
10,105	Meridian Energy, Ltd.	34,019
15,630	New Energy Solar, Ltd.	14,798
4,661	Northland Power, Inc.	97,643
2,000	Polaris Infrastructure, Inc.	18,869
1,917	Scatec Solar ASA(a)	27,171
16,748	Transalta Corp.	119,701
1,200	Transalta Renewables, Inc.	14,344
3,710	Uniper SE	122,782

		984,262

Industrial Conglomerates (0.6%):
8,000	Chevalier International Holdings Ltd.	11,807
26,645	Cir-Compagnie Industriali Riun	32,511
20,430	CK Hutchison Holdings, Ltd.	195,229
615	DCC plc	53,525
2,000	Guoco Group, Ltd.	33,892
1,269	Indus Holding AG	55,545
515	Italmobiliare SpA	13,953
1,500	Katakura Industries Co., Ltd.	18,687
1,800	Keihan Holdings Co., Ltd.	87,629
23,700	Keppel Corp., Ltd.	119,440
1,284	Lifco AB-B Shs	78,521
5,400	Nisshinbo Holdings, Inc.	51,318
1,487	Nolato AB	87,366
23,000	NWS Holdings, Ltd.	32,285
2,675	Rheinmetall AG	307,588
2,400	Seibu Holdings, Inc.	39,598
57,400	SembCorp Industries, Ltd.	97,913
70,000	Shun Tak Holdings, Ltd.	33,429
1,907	Siemens AG, Registered Shares	249,262
2,723	Smiths Group plc	60,870
5,400	Tokai Holdings Corp.	54,301

		1,714,669

Insurance (3.6%):
5,489	Admiral Group plc	168,072
31,128	AEGON NV	142,472
3,360	Ageas NV	198,757
49,040	AIA Group, Ltd.	516,015
4,109	Alm Brand A/S	36,578
5,560	ASR Nederland NV	208,456
6,744	Assicurazioni Generali SpA	139,205
1,203	AUB Group, Ltd.	10,134
60,373	Aviva plc	336,744
15,366	AXA SA	433,477
1,671	Baloise Holding AG, Registered Shares	302,071
3,798	Beazley plc	28,013
7,384	Chesnara plc	31,177
2,213	Clal Insurance Enterprises Holdings, Ltd.*	33,299
2,983	CNP Assurances SA	59,428

Shares		Fair Value
Common Stocks, continued
Insurance, continued
5,028	Coface SA	$61,938
8,500	Dai-ichi Life Holdings, Inc.	140,005
51,629	Direct Line Insurance Group plc	215,087
82	E-L Financial Corp., Ltd.	52,352
398	Fairfax Financial Holdings, Ltd.	186,904
1,054	FBD Holdings plc	10,319
1,983	Gjensidige Forsikring ASA	41,683
1,400	Great-West Lifeco, Inc.	35,863
578	Grupo Catalana Occidente SA	20,227
478	Hannover Rueck SE	92,408
5,987	Harel Insurance Investments &	46,800
15,099	Hastings Group Holdings, Ltd.(a)	35,854
1,674	Helvetia Holding AG	236,584
4,798	Hiscox, Ltd.	90,729
4,219	IA Financial Corp., Inc.	231,779
506	IDI Insurance Co., Ltd.	18,461
22,509	Insurance Australia Group, Ltd.	121,238
400	Intact Financial Corp.	43,259
12,300	Japan Post Holdings Co., Ltd.	115,537
33,275	Just Group plc*	34,870
7,487	Lancashire Holdings, Ltd.	76,081
102,780	Legal & General Group plc	414,014
13,895	Manulife Financial Corp.	281,930
4,750	Manulife Financial Corp.	96,434
13,386	Mapfre SA	35,605
26,388	Medibank Private, Ltd.	58,540
1,055	Menora Mivtachim Holdings, Ltd.	15,467
16,641	Migdal Insurance & Financial Holding, Ltd.	15,732
3,700	MS&AD Insurance Group Holdings, Inc.	121,844
1,100	Muenchener Rueckversicherungs-Gesellschaft AG	324,488
20,116	NIB Holdings, Ltd.	88,714
4,578	NN Group NV	174,064
19,541	Phoenix Group Holdings plc	194,290
7,577	Phoenix Holdings, Ltd. (The)	45,883
5,245	Poste Italiane SpA(a)	59,524
2,480	Prudential plc, ADR	94,463
14,630	QBE Insurance Group, Ltd.	132,568
11,387	RSA Insurance Group plc	85,941
57,341	Saga plc	40,539
5,023	Sampo Oyj, Class A	219,138
5,232	SCOR SA	219,791
8,029	Societa Cattolica di Assicuraz	65,518
3,200	Sompo Holdings, Inc.	125,407
14,257	Storebrand ASA	112,129
3,597	Sun Life Financial, Inc.	163,915
554	Swiss Life Holding AG, Registered Shares	278,000
2,344	Swiss Re AG	263,506
10,600	T&D Holdings, Inc.	133,808
995	Talanx AG	49,396
3,600	Tokio Marine Holdings, Inc.	201,036
1,981	Topdanmark A/S	97,805
23	Trisura Group, Ltd.*	713
2,610	Tryg A/S	77,380
21,980	Unipol Gruppo Finanziario SpA	125,996
22,967	UnipolSai SpA	66,770
6,313	Uniqa Insurance Group AG	64,200
54	Vaudoise Assurances Holding SA	31,931

See accompanying notes to the financial statements.

20

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Insurance, continued
2,033	Vienna Insurance Group AG Wiener Versicherung Gruppe	$57,722
1,796	Wuestenrot & Wuerttembergische AG	39,068
1,771	Zurich Insurance Group AG	726,508

		9,951,653

Interactive Media & Services (0.4%):
1,083	Adevinta ASA, Class B*	12,836
22,069	Auto Trader Group plc(a)	174,386
600	Bengo4.com, Inc.*	31,753
9,425	Carsales.com, Ltd.	110,198
1,200	Dip Corp.	35,463
5,600	Gree, Inc.	25,384
3,100	Gurunavi, Inc.	27,721
800	Itokuro, Inc.*	10,416
3,100	Kakaku.com, Inc.	79,704
2,000	mixi, Inc.	37,935
135	New Work SE	44,217
1,012	REA Group, Ltd.	73,764
29,220	Rightmove plc	245,686
1,046	Scout24 AG(a)	69,189
12,657	Solocal Group*	7,858
15,200	Z Holdings Corp.	63,692
1,700	Zigexn Co., Ltd.	8,429

		1,058,631

Internet & Direct Marketing Retail (0.2%):
1,900	Belluna Co., Ltd.	12,406
18,446	Boohoo Group plc*	72,916
3,809	Dustin Group AB(a)	30,593
2,462	eDreams ODIGEO SA*	11,799
2,400	Enigmo, Inc.*	19,587
22,749	Moneysupermarket.com Group plc	99,857
6,515	N Brown Group plc	14,070
1,472	Ocado Group plc*	24,990
7,306	On The Beach Group plc(a)	47,355
800	Open Door, Inc.*	11,524
9,400	Rakuten, Inc.	80,636
3,182	Rocket Internet SE*(a)	78,863
1,817	Takkt AG	25,717
2,580	Webjet, Ltd.^	23,650
1,200	ZOZO, Inc.	22,961

		576,924

IT Services (1.4%):
1,366	AddNode Group AB	26,045
370	Allgeier SE	14,099
974	Alten SA	123,302
9,025	Altran Technologies SA	143,447
3,748	Amadeus IT Group SA	307,073
2,621	Appen, Ltd.	41,359
5,372	ARQ Group, Ltd.	1,430
3,853	Atea ASA	56,636
2,079	Atos SE	173,814
1,266	Bechtle AG	177,636
1,900	CAC Holdings Corp.	27,381
2,722	Cancom SE	161,075
1,420	Capgemini SA	173,931
2,893	CGI, Inc.*	242,173

Shares		Fair Value
Common Stocks, continued
IT Services, continued
4,933	Columbus A/S	$7,129
5,725	Computacenter plc	133,841
6,694	Computershare, Ltd.	78,888
1,600	Comture Corp.	34,391
500	Densan System Co., Ltd.	13,947
317	Devoteam SA	33,642
1,400	DTS Corp.	32,555
8,624	Econocom Group SA/NV	23,575
1,000	E-Guardian, Inc.	18,647
6,228	Equiniti Group plc(a)	17,119
3,891	Fdm Group Holdings plc	53,627
457	Formula Systems 1985, Ltd.	31,135
700	Fujitsu, Ltd.	66,063
800	Future Corp.	13,263
6,665	Global Dominion Access SA*(a)	27,319
3,000	GMO Internet, Inc.	57,299
400	GMO Payment Gateway, Inc.	27,522
287	Groupe Open	3,515
2,320	HIQ International AB*	12,817
800	ID Holdings Corp.	11,152
6,538	Indra Sistemas SA*	75,219
1,200	Infocom Corp.	29,443
700	Information Services Internati	27,817
2,776	Iomart Group plc	13,751
1,100	Itochu Techno-Solutions Corp.	31,059
400	Kanematsu Electronics, Ltd.	13,369
1,915	Knowit AB	42,636
19,141	Link Administration Holdings, Ltd.	78,864
2,100	Mamezou Holdings Co., Ltd.	28,240
896	Matrix It, Ltd.	18,042
300	Mitsubishi Research Institute	11,846
9,872	NCC Group plc	29,406
700	NEC Networks & System Integrat	24,892
3,000	Nihon Unisys, Ltd.	94,287
2,556	Nomura Research Institute, Ltd.	55,002
800	NS Solutions Corp.	26,297
2,200	Nsd Co., Ltd.	36,344
5,500	NTT Data Corp.	73,535
200	OBIC Co., Ltd.	27,020
4,539	Ordina NV	10,372
1,400	Otsuka Corp.	55,923
1,200	Poletowin Pitcrew Holdings, Inc.	10,662
663	Reply SpA	51,654
800	SCSK Corp.	41,724
159	Shopify, Inc., Class A*	63,215
800	Softbank Technology Corp.	14,781
2,531	Softcat plc	38,702
700	Sopra Steria Group	112,782
16,000	Sunevision Holdings, Ltd.	10,825
1,200	TDC Soft, Inc.	11,825
1,400	TechMatrix Corp.	30,226
2,503	The Citadel Group, Ltd.	8,644
3,261	Tieto OYJ	101,497
1,500	TIS, Inc.	88,678
1,140	Wirecard AG	137,727
402	Worldline SA*(a)	28,529

		3,921,682

See accompanying notes to the financial statements.

21

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Leisure Products (0.3%):
1,179	Accell Group	$34,131
2,900	Bandai Namco Holdings, Inc.	175,996
406	BRP, Inc.	18,499
1,319	Games Workshop Group plc	106,722
800	Globeride, Inc.	20,018
72,000	Goodbaby International Holdings, Ltd.*	15,992
1,200	Heiwa Corp.	25,106
700	Kawai Musical Instruments Manufacturing Co., Ltd.	25,136
500	Mars Group Holdings Corp.	9,358
2,702	Maytronics, Ltd.	22,604
800	Mizuno Corp.	20,188
26,132	Photo-Me International plc	33,612
1,200	Sankyo Co., Ltd.	39,780
3,600	Sega Sammy Holdings, Inc.	52,442
1,337	Spin Master Corp.*(a)	40,715
1,169	Technogym SpA(a)	15,204
1,995	Thule Group AB (The)(a)	46,052
4,700	Tomy Co., Ltd.	60,803
385	Trigano SA	40,690
700	Universal Entertainment Corp.	23,831
500	Yamaha Corp.	27,566

		854,445

Life Sciences Tools & Services (0.5%):
2,607	Biotage AB	34,546
600	Cmic Holdings Co., Ltd.	10,136
1,200	Eps Holdings, Inc.	15,270
478	Eurofins Scientific SE	265,430
2,098	Evotec SE*	54,417
1,626	Gerresheimer AG	126,068
1,600	Linical Co., Ltd.	16,536
1,329	Lonza Group AG, Registered Shares	484,806
1,322	Qiagen NV*	44,684
876	Sartorius Stedim Biotech	145,235
1,600	Shin Nippon Biomedical Laborat	9,264
185	Siegfried Holding AG	89,690

		1,296,082

Machinery (3.9%):
6,065	Aalberts NV	272,828
1,100	AG Growth International, Inc.	39,344
2,600	Aichi Corp.	17,668
2,100	Aida Engineering, Ltd.	18,777
4,185	Alfa Laval AB	105,466
1,607	Alimak Group AB(a)	23,978
900	Alinco, Inc.	10,620
789	Alstom SA	37,374
5,000	Amada Holdings Co., Ltd.	56,792
2,790	Andritz AG	120,108
2,000	Anest Iwata Corp.	19,256
2,700	Asahi Diamond Industrial Co., Ltd.	15,869
2,774	Atlas Copco AB	96,275
4,706	Atlas Copco AB, Class A	187,652
1,149	Ats Automation Tooling Systems, Inc.*	18,964
1,300	Bando Chemical Industries, Ltd.	10,963
2,296	Beijer Alma AB, Class B	38,423
506	Bobst Group SA	29,486
10,601	Bodycote plc	133,912

Shares		Fair Value
Common Stocks, continued
Machinery, continued
267	Bucher Industries AG	$93,817
1,623	Cargotec OYJ	55,002
500	Chugai Ro Co., Ltd.	8,338
1,000	CKD Corp.	16,808
17,805	CNH Industrial NV	195,436
2,050	Concentric AB	34,845
1,110	Construcc y Aux de Ferrocarr SA	51,011
68	Conzzeta AG	81,239
234	Daetwyler Holding AG	45,050
900	Daifuku Co., Ltd.	54,431
1,900	Daihatsu Diesel Manufacturing Co., Ltd.	12,382
2,100	Daiwa Industries, Ltd.	23,246
7,304	Deutz AG	45,653
3,500	DMG Mori Co., Ltd.	53,579
2,668	Duerr AG	90,998
3,400	Ebara Corp.	102,742
2,774	Epiroc AB	32,935
3,946	Epiroc AB, Class A	48,240
1,500	Exco Technologies, Ltd.	9,161
300	FANUC Corp.	55,414
114	Feintool International Holding AG	7,282
19,282	Fincantieri SpA^	19,929
1,579	Fluidra SA*	21,608
2,000	Fuji Corp.	36,581
700	Fukushima Galilei Co., Ltd.	26,203
1,700	Furukawa Co., Ltd.	22,397
4,784	GEA Group AG	158,163
140	Georg Fischer AG	142,351
2,000	Glory, Ltd.	60,374
2,253	Haldex AB	12,289
26,103	Heidelberger Druckmaschinen AG*	33,788
9,700	Hino Motors, Ltd.	102,506
1,200	Hisaka Works, Ltd.	11,059
2,600	Hitachi Construction Machinery Co., Ltd.	77,365
12,300	Hitachi Zosen Corp.	46,510
400	Hoshizaki Corp.	35,621
500	Hosokawa Micron Corp.	21,403
2,700	IHI Corp.	63,288
14,403	IMI plc	225,345
755	Industria Macchine Automatiche	54,305
1,933	Interpump Group SpA	61,234
27	Interroll Holding AG, Registered Shares	60,730
1,300	Iseki & Co., Ltd.	19,772
3,200	Japan Steel Works, Ltd. (The)	62,535
8,700	JTEKT Corp.	102,630
2,600	Juki Corp.	20,854
3,751	Jungheinrich AG	90,966
609	Kardex AG	102,705
900	Kato Works Co., Ltd.	13,503
5,400	Kawasaki Heavy Industries, Ltd.	118,075
2,997	Kion Group AG	206,919
400	Kitagawa Iron Works Co., Ltd.	8,809
1,400	Kito Corp.	21,973
5,100	Kitz Corp.	35,928
572	Koenig & Bauer AG	18,022
13,400	Komatsu, Ltd.	321,313
184	Komax Holding AG	44,987

See accompanying notes to the financial statements.

22

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Machinery, continued
2,900	Komori Corp.	$30,027
2,802	Kone OYJ, Class B	183,169
1,994	Konecranes OYJ	61,246
354	Krones AG	26,914
3,100	Kubota Corp.	48,571
1,800	Kurita Water Industries, Ltd.	53,337
1,000	Kyokuto Kaihatsu Kogyo Co., Ltd.	14,654
600	Maezawa Kyuso Industries Co., Ltd.	12,228
700	Makino Milling Machine Co., Ltd.	31,828
600	Makita Corp.	20,774
586	Manitou Bf SA	14,170
800	Max Co., Ltd.	16,015
2,600	Meidensha Corp.	57,317
400	Metawater Co., Ltd.	15,996
5,870	Metso Oyj	231,727
8,632	MINEBEA MITSUMI, Inc.	178,158
1,700	Misumi Group, Inc.	42,045
2,000	Mitsubishi Heavy Industries, Ltd.	77,361
1,000	Mitsubishi Logisnext Co., Ltd.	12,641
700	Mitsuboshi Belting Co., Ltd.	13,405
2,900	Mitsui Engineering & Shipbuilding Co., Ltd.*	23,462
700	Miura Co., Ltd.	24,186
19,488	Morgan Advanced Materials plc	82,037
1,500	Morita Holdings Corp.	24,893
2,100	Nabtesco Corp.	61,975
1,100	Nachi-Fujikoshi Corp.	48,026
2,000	Namura Shipbuilding Co., Ltd.	4,892
2,956	NFI Group, Inc.	60,673
4,300	NGK Insulators, Ltd.	74,603
1,569	Nilfisk Holding A/S*	34,352
3,900	Nippon Thompson Co., Ltd.	18,399
800	Nitta Corp.	23,665
500	Nitto Kohki Co., Ltd.	10,707
1,900	Nitto Seiko Co., Ltd.	11,127
300	Noritake Co., Ltd.	12,820
2,186	Norma Group SE	93,162
1,000	NS Tool Co., Ltd.	24,643
7,000	NSK, Ltd.	66,028
34,000	NTN Corp.	106,276
700	Obara Group, Inc.	23,571
7,984	OC Oerlikon Corp. AG	93,666
1,700	Oiles Corp.	25,810
500	Okuma Corp.	26,270
400	Organo Corp.	24,693
3,000	OSG Corp.	57,132
2,177	Outotec OYJ*	14,046
1,045	Palfinger AG	34,264
330	Pfeiffer Vacuum Technology AG	58,899
4,300	Punch Industry Co., Ltd.	19,625
118	Rational AG	94,895
70	Rieter Holding AG	9,985
40,796	Rotork plc	181,410
1,800	Ryobi, Ltd.	31,958
18,878	Sandvik AB	369,080
332	Schindler Holding AG, Registered Shares	81,357
18,300	SembCorp Marine, Ltd.*	17,993
757	SFS Group AG	72,798

Shares		Fair Value
Common Stocks, continued
Machinery, continued
1,200	Shima Seiki Manufacturing, Ltd.	$27,876
4,000	Shinmaywa Industries, Ltd.	54,430
78,000	Singamas Container Holdings, Ltd.	8,609
2,200	Sintokogio, Ltd.	21,238
3,528	Skellerup Holdings, Ltd.	5,691
7,796	SKF AB, Class B	157,996
200	SMC Corp.	91,434
2,300	Sodick Co., Ltd.	20,347
2,119	Spirax-Sarco Engineering plc	250,883
891	Stabilus SA	60,607
1,600	Star Micronics Co., Ltd.	22,933
849	Sulzer AG, Registered Shares	94,710
3,200	Sumitomo Heavy Industries, Ltd.	90,723
14,200	Sunningdale Tech, Ltd.	14,048
3,900	Tadano, Ltd.	35,478
2,200	Takeuchi Manufacturing Co., Ltd.	32,919
3,400	Takuma Co., Ltd.	40,947
5,654	Talgo SA*(a)	38,680
478	Technotrans SE	10,030
800	Teikoku Electric Manufacturing Co., Ltd.	10,596
4,200	THK Co., Ltd.	112,745
5,700	Tocalo Co., Ltd.	58,262
1,200	Tokyo Keiki, Inc.	11,290
1,400	Torishima Pump Manufacturing Co., Ltd.	11,783
1,000	Toshiba Machine Co., Ltd.	26,949
3,695	Trelleborg AB	66,480
1,098	Troax Group AB	14,169
2,700	Tsubaki Nakashima Co., Ltd.	39,607
1,400	Tsubakimoto Chain Co.	49,275
4,900	Tsugami Corp.	49,617
1,200	Tsukishima Kikai Co., Ltd.	18,177
600	Tsurumi Manufacturing Co., Ltd.	11,220
6,727	Valmet Corp.	161,177
957	Vat Group AG(a)	161,937
6,262	Vesuvius plc	41,827
5,758	Volvo AB, Class A	97,460
27,562	Volvo AB, Class B	462,677
689	Vossloh AG	28,589
1,416	Wacker Neuson SE	27,189
7,232	Wartsila OYJ Abp, Class B	79,852
560	Washtec AG	33,857
1,192	Weir Group plc (The)	23,848
3,000	Yamabiko Corp.	32,708
84,100	Yangzijiang Shipbuilding Holdings, Ltd.	70,283
5,060	Zardoya Otis SA	39,865

		10,859,383

Marine (0.4%):
32	A.P. Moeller – Maersk A/S, Class A	43,393
40	A.P. Moeller – Maersk A/S, Class B	57,726
3,578	American Shipping Co. ASA	13,400
556	Clarkson plc	22,329
1,333	D/S Norden A/S	21,339
1,307	DFDS A/S	64,090
1,192	Hapag-Lloyd AG(a)	102,665
3,300	Iino Kaiun Kaisha, Ltd.	11,185
9,940	Irish Continental Group	54,546
2,300	Japan Transcity Corp.	11,547

See accompanying notes to the financial statements.

23

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Marine, continued
3,000	Kawasaki Kisen Kaisha, Ltd.*	$50,613
894	Kuehne & Nagel International AG, Registered Shares	150,730
3,600	Mitsui O.S.K. Lines, Ltd.	98,874
102,930	MMA Offshore, Ltd.*	12,683
3,900	Nippon Yusen KK	70,275
600	NS United Kaiun Kaisha, Ltd.	12,308
246,000	Pacific Basin Shipping, Ltd.	51,677
89,000	Sitc International Holdings Co., Ltd.	108,535
1,962	Stolt-Nielsen, Ltd.	25,487

		983,402

Media (1.4%):
1,267	4imprint Group plc	58,482
5,715	Aimia, Inc.*	15,846
18,743	Altice Europe NV, Class A*	121,112
1,460	Altice Europe NV, Class B*	9,349
65	APG SGA SA	19,082
14,475	Arnoldo Mondadori Editore SpA*	33,464
2,124	Ascential plc(a)	11,045
4,886	Atresmedia Corp. de Medios de Comuicacion SA	19,102
1,891	Bloomsbury Publishing plc	7,272
6,744	Cairo Communication SpA	20,552
1,001	Cogeco Communications, Inc.	87,271
400	Cogeco, Inc.	32,067
5,394	Corus Entertainment, Inc.	22,101
1,600	Cyberagent, Inc.	55,711
3,302	Daily Mail & General Trust plc	36,292
1,300	Dentsu Group, Inc.	44,770
3,391	Euromoney Institutional Investor plc	58,512
8,672	Eutelsat Communications SA	141,047
1,700	F@n Communications, Inc.	7,491
800	Fuji Media Holdings, Inc.	11,356
4,000	Hakuhodo DY Holdings, Inc.	64,343
8,376	HT&E, Ltd.	9,961
26,999	Hyve Group plc	36,510
12,641	Informa plc	143,673
2,000	Intage Holdings, Inc.	17,107
1,711	Ipsos	55,585
78,966	ITV plc	158,473
9,582	Ive Group, Ltd.	16,278
1,344	JCDecaux SA	41,474
2,300	Kadokawa Corp.	44,142
2,312	Kin And Carta plc	3,056
7,566	Lagardere SCA	165,159
3,548	Liberty Global plc, Series C*	77,329
1,449	Liberty Global plc, Class A*	32,950
1,664	M6 Metropole Television SA	31,327
1,300	Macromill, Inc.	12,456
8,183	Mediaset Espana Comunicacion SA	52,036
24,075	Mediaset SpA*^	71,861
70,711	Nine Entertainment Co. Holdings, Ltd.	88,980
15,502	NOS SGPS SA	83,525
1,307	NRJ Group	9,826
8,170	Ooh!media, Ltd.	20,909
6,014	Otello Corp. ASA*	10,968
7,451	Pearson plc	63,019
3,968	Pearson plc, ADR^	33,450
13,544	Promotora de Informaciones SA*	21,895

Shares		Fair Value
Common Stocks, continued
Media, continued
6,106	Publicis Groupe SA	$276,447
7,521	QMS Media, Ltd.	6,335
4,026	Quebecor, Inc., Class B	102,759
13,261	Reach plc	23,954
1,406	RTL Group	69,337
4,177	Sanoma OYJ	44,268
641	Schibsted ASA, Class A	19,386
435	Schibsted ASA, Class B	12,486
16,754	SES Global, Class A	235,545
60,999	Seven West Media, Ltd.*	14,069
7,456	Shaw Communications, Inc.	151,282
44,700	Singapore Press Holdings, Ltd.	72,496
18,618	Sky Network Television, Ltd.	8,904
7,900	SKY Perfect JSAT Holdings, Inc.	35,004
4,175	Societe Television Francaise 1	34,761
500	SoldOut, Inc.	9,205
44,663	Southern Cross Media Group, Ltd.	26,058
1,167	Stroeer SE & Co. KGaA	94,412
232	Tamedia AG, Registered Shares	22,463
1,586	Telenet Group Holding NV	71,434
15,000	Television Broadcasts, Ltd.	23,590
1,900	Tokyo Broadcasting System Hold	32,305
1,400	TV Asahi Holdings Corp.	25,900
500	TV Tokyo Holdings Corp.	11,174
1,000	ValueCommerce Co., Ltd.	21,471
500	Wowow, Inc.	12,720
27,313	WPP Aunz, Ltd.	10,447
18,270	WPP plc	257,083
700	Zenrin Co., Ltd.	11,629

		3,915,140

Metals & Mining (5.0%):
3,860	Acerinox SA	43,611
1,911	Agnico Eagle Mines, Ltd.	117,737
400	Aichi Steel Corp.	13,991
16,681	Alacer Gold Corp.*	88,647
17,361	Alamos Gold, Inc., Class A	104,695
2,200	Altius Minerals Corp.	20,265
12,599	Alumina, Ltd.	20,344
723	Amg Advanced Metallurgical Group N.V.	17,754
34,264	Anglo American plc	988,773
6,845	Antofagasta plc	83,388
1,971	Aperam SA	63,321
11,577	ArcelorMittal	204,482
12,400	Argonaut Gold, Inc.*	18,623
1,100	Asahi Holdings, Inc.	27,254
8,215	Asanko Gold, Inc.*	7,782
63,720	Aurelia Metals, Ltd.	19,454
1,731	Aurubis AG	106,244
58,345	B2Gold Corp.	234,117
9,184	Barrick Gold Corp.	170,609
1,875	Bekaert NV	55,930
35,937	BHP Group, Ltd.	984,120
10,342	Billiton plc, ADR	486,177
25,458	BlueScope Steel, Ltd.	269,690
9,186	Boliden AB	244,413
17,700	Capstone Mining Corp.*	10,360
3,059	Castile Resources Pty, Ltd.*	—

See accompanying notes to the financial statements.

24

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
73,572	Centamin plc	$123,327
11,600	Centerra Gold, Inc.*	92,289
4,374	Central Asia Metals plc	12,686
16,254	China Gold International Resources Corp., Ltd.*	14,772
5,800	Continental Gold, Inc.*	23,899
700	Daido Steel Co., Ltd.	30,608
2,700	Daiki Aluminium Industry Co., Ltd.	18,761
9,900	Detour Gold Corp.*	191,687
2,600	DOWA Mining Co.	96,499
10,500	Dundee Precious Metals, Inc.*	45,125
7,762	Eldorado Gold Corp.*	62,352
3,600	Endeavour Mining Corp.*	68,013
539	Eramet	27,772
40,854	Evolution Mining, Ltd.	108,560
16,814	EVRAZ plc	90,231
22,438	Ferrexpo plc	47,432
3,209	First Majestic Silver Corp.*	39,371
8,602	First Quantum Minerals, Ltd.	87,252
86,302	Fortescue Metals Group, Ltd.	650,327
5,947	Fortuna Silver Mines, Inc.*	24,230
327	Franco Nevada Corp.	33,779
3,312	Fresnillo plc	28,068
129,412	Glencore plc	404,600
1,100	Godo Steel, Ltd.	28,314
4,758	Granges AB	50,337
5,096	Guyana Goldfields, Inc.*	2,747
18,140	Highland Gold Mining, Ltd.	47,029
4,214	Hill & Smith Holdings plc	82,388
3,000	Hitachi Metals, Ltd.	44,080
15,125	Hochschild Mining plc	36,705
18,195	Hudbay Minerals, Inc.	75,392
15,631	IAMGOLD Corp.*	58,388
5,323	Iluka Resources, Ltd.	34,802
14,498	Imdex, Ltd.	15,031
17,091	Independence Group NL	74,979
23,446	Ivanhoe Mines, Ltd., Class A*	76,745
9,400	JFE Holdings, Inc.	120,436
50,009	Jupiter Mines, Ltd.	9,836
14,214	KAZ Minerals plc	100,372
84,792	Kinross Gold Corp.*	402,279
4,744	Kirkland Lake Gold, Ltd.	209,139
10,600	Kobe Steel, Ltd.	56,811
1,800	Kyoei Steel, Ltd.	35,066
800	Labrador Iron Ore Royalty Corp.	15,169
4,400	Leagold Mining Corp.*	10,946
14,207	Lucara Diamond Corp.	9,301
29,301	Lundin Mining Corp.	175,120
24,310	Lynas Corp., Ltd.*	39,872
11,288	MACA, Ltd.	8,316
48,387	Macmahon Holdings, Ltd.	9,678
4,545	Major Drilling Group International, Inc.*	19,848
176,000	Midas Holdings, Ltd.*	4,712
10,123	Mineral Resources, Ltd.	117,627
4,300	Mitsubishi Materials Corp.	116,610
500	Mitsubishi Steel Manufacturing Co., Ltd.	4,927
4,200	Mitsui Mining & Smelting Co., Ltd.	111,528
25,100	Mount Gibson Iron, Ltd.	16,823

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
2,200	Neturen Co., Ltd.	$17,985
27,410	New Gold, Inc.*	24,277
4,822	Newcrest Mining, Ltd.	102,053
6,200	Nippon Denko Co., Ltd.*	9,833
37,000	Nippon Light Metal Holdings Co.	79,529
8,595	Nippon Steel Corp.	129,330
930	Nippon Yakin Kogyo Co., Ltd.	19,755
200	Nittetsu Mining Co., Ltd.	9,221
22,184	Norsk Hydro ASA	82,847
28,664	Northern Star Resources, Ltd.	226,705
22,428	OceanaGold Corp.	44,048
21,175	OM Holdings, Ltd.	7,465
500	Osaka Steel Co., Ltd.	6,792
3,154	Osisko Gold Royalties, Ltd.	30,656
18,826	Outokumpu OYJ	59,198
15,777	OZ Minerals, Ltd.	117,281
900	Pacific Metals Co., Ltd.	20,971
1,752	Pan American Silver Corp.	41,505
8,517	Pan American Silver Corp.	201,774
31,662	Perenti Global, Ltd.	36,072
73,744	Perseus Mining, Ltd.*	60,060
57,911	Petra Diamonds, Ltd.*	6,797
176,214	Petropavlovsk plc*	29,701
9,700	Premier Gold Mines, Ltd.*	14,717
5,733	Pretium Resources, Inc.*	63,803
23,878	Ramelius Resources, Ltd.	20,636
25,382	Regis Resources, Ltd.	77,011
45,534	Resolute Mining, Ltd.*	40,174
550	Rio Tinto plc	32,674
11,161	Rio Tinto plc, Registered Shares, ADR	662,518
5,809	Rio Tinto, Ltd.	410,737
6,000	Sabina Gold & Silver Corp.*	8,872
2,148	Salzgitter AG	47,641
11,858	Sandfire Resources NL	49,915
4,142	Sandstorm Gold, Ltd.*	30,912
1,600	Sanyo Special Steel Co., Ltd.	23,288
38,220	Saracen Mineral Holdings, Ltd.*	88,719
21,718	Schmolz + Bickenbach AG*	6,302
16,210	Semafo, Inc.*	33,708
32,896	Silver Lake Resources, Ltd.*	30,908
7,261	Sims Metal Management, Ltd.	54,396
71,970	South32, Ltd.	136,990
4,092	SSAB AB, Class A^	14,386
15,312	SSAB AB, Class B	50,015
4,935	SSR Mining, Inc.*	94,983
43,997	St. Barbara, Ltd.	83,917
11,400	Straits Trading Co., Ltd.	17,973
4,200	Sumitomo Metal & Mining Co., Ltd.	135,484
17,269	Syrah Resources, Ltd.*	5,715
10,787	Teck Cominco, Ltd., Class B	187,094
1,985	Teck Resources, Ltd., Class B	34,479
9,775	Teranga Gold Corp.*	52,850
3,912	ThyssenKrupp AG	52,819
1,900	Toho Titanium Co., Ltd.	16,227
700	Toho Zinc Co., Ltd.	13,182
1,100	Tokyo Rope Manufacturing Co. Ltd.	13,084
1,500	Tokyo Steel Manufacturing Co., Ltd.	10,815

See accompanying notes to the financial statements.

25

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
1,300	Topy Industries, Ltd.	$23,909
4,685	Torex Gold Resources, Inc.*	74,042
9,694	Trevali Mining Corp.*	1,717
33,241	Turquoise Hill Resources, Ltd.*	24,321
1,500	UACJ Corp.	34,121
6,344	Voestalpine AG	176,762
14,139	Western Areas, Ltd.	30,144
12,239	Westgold Resources, Ltd.*	19,676
2,702	Wheaton Precious Metals Corp.	80,385
2,310	Wheaton Precious Metals Corp.	68,745
42,447	Yamana Gold, Inc.	168,036
1,600	Yamato Kogyo Co., Ltd.	39,984
800	Yodogawa Steel Works, Ltd.	14,857

		13,682,272

Multiline Retail (0.6%):
40,020	B&M European Value Retail SA	218,123
1,147	Canadian Tire Corp., Class A	123,455
53,885	Debenhams plc*	—
2,909	Dollarama, Inc.	99,991
15,946	Europris ASA(a)	62,688
500	Fuji Co., Ltd./Ehime	8,889
3,300	H2O Retailing Corp.	36,873
24,471	Harvey Norman Holdings, Ltd.	70,009
10,400	Isetan Mitsukoshi Holdings, Ltd.	93,528
900	Izumi Co., Ltd.	32,354
4,300	J. Front Retailing Co., Ltd.	59,985
400	Kintetsu Department Store Co., Ltd.	14,174
24,500	Lifestyle International Holdings, Ltd.	28,128
73,250	Marks & Spencer Group plc	207,698
1,300	Marui Group Co., Ltd.	31,649
30,000	Metro Holdings, Ltd.	20,864
47,139	Myer Holdings, Ltd.*	15,881
1,643	Next plc	152,957
5,600	Pan Pacific International Holdings Corp.	92,961
2,100	Parco Co., Ltd.	35,586
5,000	Ryohin Keikaku Co., Ltd.	116,637
600	Sanyo Electric Railway Co., Ltd.	12,051
1,000	Seria Co., Ltd.	27,283
6,000	Takashimaya Co., Ltd.	67,284
3,557	Tokmanni Group Corp.	50,397
4,000	Wing On Company International, Ltd.	11,098

		1,690,543

Multi-Utilities (0.8%):
3,187	Acea SpA	65,909
3,186	AGL Energy, Ltd.	45,979
4,330	Algonquin Power & Utilities Corp.	61,262
905	Atco, Ltd.	34,690
1,466	Canadian Utilities, Ltd., Class A	44,226
93,709	Centrica plc	111,667
40,123	E.ON SE	429,075
17,405	Engie Group	281,241
8,483	Hera SpA	37,186
23,167	Iren SpA	71,867
41,584	ITL AEM SpA	77,972
2,700	Just Energy Group, Inc.	4,533
110,123	Keppel Infrastructure Trust	44,235

Shares		Fair Value
Common Stocks, continued
Multi-Utilities, continued
3,070	National Grid plc, ADR	$192,397
11,914	Ren – Redes Energeticas Nacion	36,359
8,682	RWE AG	266,725
7,455	Suez	112,818
3,114	Telecom Plus plc	62,019
6,009	Vector, Ltd.	15,085
4,208	Veolia Environnement SA	112,079

		2,107,324

Oil, Gas & Consumable Fuels (6.0%):
9,181	Advantage Oil & Gas, Ltd.*	19,445
24,155	Africa Oil Corp.*	21,766
145,000	Agritrade Resources, Ltd.	10,791
2,005	Aker BP ASA	65,802
7,200	Anglo Pacific Group plc	18,324
18,944	ARC Resources, Ltd.	119,348
18,809	Athabasca Oil Corp.*	8,547
2,064	Baytex Energy Corp.*	2,993
25,572	Baytex Energy Corp.*	36,830
103,499	Beach Energy, Ltd.	183,080
17,741	Birchcliff Energy, Ltd.	35,389
15,440	Bonavista Energy Corp.	7,254
1,208	Bonterra Energy Corp.	3,666
32,835	BP plc	206,085
50,100	BP plc, ADR	1,890,775
173,000	Brightoil Petroleum Holdings, Ltd.*	24,978
2,656	BW LPG, Ltd.(a)	22,352
26,063	Cairn Energy plc*	71,106
12,816	Caltex Australia, Ltd.	306,072
5,227	Cameco Corp.	46,520
9,946	Cameco Corp.	88,399
10,058	Canadian Natural Resources, Ltd.	325,351
16,028	Canadian Natural Resources, Ltd.	518,507
3,012	Cardinal Energy, Ltd.	6,031
11,375	Cenovus Energy, Inc.	115,456
7,600	Cenovus Energy, Inc.	77,264
13,100	China Aviation Oil Singapore Corp., Ltd.	12,379
40,015	Cooper Energy, Ltd.*	17,048
3,700	Cosmo Energy Holdings Co., Ltd.	85,439
8,781	Crescent Point Energy	39,251
7,561	Crescent Point Energy Corp.	33,717
8,223	Crew Energy, Inc.*	3,610
854	CropEnergies AG	10,542
252	Delek Group, Ltd.	38,290
39,162	DNO ASA	51,655
9,137	Enagas SA	233,396
8,022	Enbridge, Inc.	318,989
13,160	EnCana Corp.	61,624
1,055	EnCana Corp.	4,948
17,700	Enerplus Corp.	126,098
43,854	ENI SpA	681,381
114,028	EnQuest plc*	32,617
21,115	Equinor ASA	422,414
1,004	Equital, Ltd.*	29,807
1,390	Etablissements Maurel et Prom SA	4,405
9,112	Euronav NV	112,374
1,579	Exmar NV*	9,350
1,267	FLEX LNG, Ltd.	13,127

See accompanying notes to the financial statements.

26

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
3,700	Freehold Royalties, Ltd.	$20,774
1,400	Frontera Energy Corp.	10,567
3,784	Frontline, Ltd.	47,816
3,100	Fuji Oil Co., Ltd.	6,955
7,147	Galp Energia SGPS SA	119,525
734	Gaztransport et Technigaz SA	70,557
6,249	Genel Energy plc	15,713
5,650	Gibson Energy, Inc.	115,707
19,607	Gran Tierra Energy, Inc.*	25,521
18,883	Gulf Keystone Petroleum, Ltd.	53,207
4,281	Hoegh Lng Holdings, Ltd.	16,348
11,767	Husky Energy, Inc.	94,433
4,700	Idemitsu Kosan Co., Ltd.	130,775
2,500	Imperial Oil, Ltd.	66,139
1,542	Imperial Oil, Ltd.	40,817
13,700	INPEX Corp.	142,930
6,882	Inter Pipeline, Ltd.	119,470
2,244	International Petroleum Corp.*	9,886
3,600	Itochu Enex Co., Ltd.	30,317
1,000	Japan Petroleum Exploration Co., Ltd.	27,130
41,000	JXTG Holdings, Inc.	187,501
24,713	Karoon Energy, Ltd.*	20,084
7,300	Kelt Exploration, Ltd.*	27,381
7,446	Keyera Corp.	195,096
2,385	Koninklijke Vopak NV	129,468
2,011	Lundin Petroleum AB	68,366
10,707	MEG Energy Corp.*	60,940
1,700	Mitsuuroko Holdings Co., Ltd.	20,099
1,502	Naphtha Israel Petroleum Corp.	8,977
11,451	Neste Oyj	398,415
14,065	New Hope Corp., Ltd.	20,339
7,392	New Zealand Refining Co., Ltd. (The)	9,353
64,000	NewOcean Energy Holdings, Ltd.*	9,695
21,200	Nippon Coke & Engineering Co., Ltd.	15,751
7,654	Nuvista Energy, Ltd.*	18,805
4,687	Obsidian Energy, Ltd.*	3,357
104,047	Oil Refineries, Ltd.	52,303
21,604	Oil Search, Ltd.	110,186
2,596	OMV AG	145,824
29,853	Origin Energy, Ltd.	177,414
7,550	Painted Pony Energy, Ltd.*	4,419
1,307	Paramount Resouces, Ltd., Class A*	7,590
9,663	Parex Resources, Inc.*	179,730
5,800	Parkland Fuel Corp.	213,122
587	Paz Oil Co., Ltd.	83,233
1,584	Pembina Pipeline Corp.	58,703
183	Pembina Pipeline Corp.	6,784
6,660	Peyto Exploration & Development Corp.	19,492
12,892	Pharos Energy plc	8,934
5,032	Prairiesky Royalty, Ltd.	59,024
61,033	Premier Oil plc*	79,719
9,112	Repsol SA	142,931
17,670	Royal Dutch Shell plc, Class A, ADR	1,042,177
16,231	Royal Dutch Shell plc, Class B, ADR	973,373
1,600	Sala Corp.	9,346
4,000	San-Ai Oil Co., Ltd.	43,390
35,592	Santos, Ltd.	204,805

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
27,521	Saras SpA	$44,281
36,000	Savannah Petroleum plc*	10,258
59,700	Senex Energy, Ltd.*	14,520
13,762	Seven Generations Energy*	89,775
400	Sinanen Holdings Co., Ltd.	7,433
12,876	Snam SpA	67,839
12,179	Stobart Group, Ltd.	17,406
18,111	Suncor Energy, Inc.	594,042
9,784	Suncor Energy, Inc.	320,708
384	Sundance Energy, Inc.*	7,283
16,600	Tamarack Valley Energy, Ltd.*	25,570
3,152	TC Energy Corp.	168,033
13,400	Tidewater Midstream and Infrastructure, Ltd.	12,075
8,990	Torc Oil & Gas, Ltd.	31,088
1,559	Torm plc*	17,422
31,435	Total SA	1,737,021
11,630	Tourmaline Oil Corp.	136,328
6,518	TransGlobe Energy Corp.	9,086
103,509	Tullow Oil plc	88,579
3,072	Verbio Vereinigte Bioenergie AG	40,430
5,883	Vermilion Energy, Inc.	96,192
12,328	Whitecap Resources, Inc.	52,696
48,191	Whitehaven Coal, Ltd.	89,494
9,290	Woodside Petroleum, Ltd.	224,616
8,000	Yangarra Resources, Ltd.*	8,503
10,083	Z Energy, Ltd.	29,661

		16,495,644

Paper & Forest Products (0.6%):
1,344	Ahlstrom-Munksjo OYJ	21,609
2,718	Altri SGPS SA	17,349
5,029	Canfor Corp.*	47,021
2,751	Canfor Pulp Products, Inc.	17,713
1,300	Chuetsu Pulp & Paper Co., Ltd.	19,824
600	Daiken Corp.	10,862
6,000	Daio Paper Corp.	81,838
11,027	Ence Energia y Celulosa S.A	45,520
6,700	Hokuetsu Kishu Paper Co., Ltd.	34,486
2,821	Holmen AB, Class B	86,017
4,627	Interfor Corp.*	52,278
5,272	Metsa Board OYJ^	35,430
6,301	Mondi plc	148,722
5,731	Navigator Co. SA (The)	23,093
3,200	Nippon Paper Industries Co., Ltd.	54,019
1,721	Norbord, Inc.	46,034
25,900	Oji Holdings Corp.	139,803
1,598	Semapa-Sociedade de Investimento E Gestao	24,655
898	Stella-Jones, Inc.	25,950
11,332	Stora Enso OYJ, Registered Shares, Class R	164,662
10,437	Svenska Cellulosa AB, Class B	105,849
600	Tokushu Tokai Paper Co., Ltd.	22,264
13,480	UPM-Kymmene OYJ	467,143
1,416	West Fraser Timber Co., Ltd.	62,467
24,618	Western Forest Products, Inc.	23,132

		1,777,740

Personal Products (0.8%):
18,108	Asaleo Care, Ltd.*	13,469

See accompanying notes to the financial statements.

27

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Personal Products, continued
458	Beiersdorf AG	$54,799
16,000	Best World International, Ltd.	6,015
498	Blackmores, Ltd.	29,686
800	Fancl Corp.	21,386
300	HABA Laboratories, Inc.	19,550
1,514	Jamieson Wellness, Inc.	30,026
3,900	Kao Corp.	321,709
300	Kobayashi Pharmaceutical Co., Ltd.	25,408
400	Kose Corp.	58,470
778	L’Oreal SA	231,026
400	Milbon Co., Ltd.	22,780
1,000	Noevir Holdings Co., Ltd.	53,841
3,305	Ontex Group NV	69,714
1,400	Pola Orbis Holdings, Inc.	33,450
3,000	Shiseido Co., Ltd.	214,543
9,464	Unilever NV, NYS	543,801
958	Unilever NV	55,115
366	Unilever plc	20,950
4,976	Unilever plc, ADR	284,478
1,300	Ya-Man, Ltd.	8,757

		2,118,973

Pharmaceuticals (3.6%):
172	Alk-Abello A/S*	42,314
15,687	Alliance Pharma plc	17,432
1,867	Almirall SA	30,784
1,900	Aska Pharmaceutical Co., Ltd.	21,961
16,400	Astellas Pharma, Inc.	280,182
15,563	AstraZeneca plc, ADR	775,971
5,900	Aurora Cannabis, Inc.*	12,678
8,600	Bausch Health Cos., Inc.*	257,457
1,145	Bausch Health Cos., Inc.*	34,258
8,705	Bayer AG, Registered Shares	711,486
693	Boiron SA	28,235
400	Chugai Pharmaceutical Co., Ltd.	36,847
600	Daiichi Sankyo Co., Ltd.	39,625
700	Eisai Co., Ltd.	52,144
20,341	Faes Farma SA	114,406
700	Fuji Pharma Co., Ltd.	8,569
500	Fuso Pharmaceutical Industries. Ltd.	9,402
11,369	GlaxoSmithKline plc, ADR	534,229
3,801	GlaxoSmithKline plc	89,408
1,126	H. Lundbeck A/S	43,168
6,300	Haw Par Corp., Ltd.	59,959
4,811	Hikma Pharmaceuticals plc	127,425
500	Hisamitsu Pharmaceutical Co., Inc.	24,327
26,202	Indivior plc*	13,562
701	Ipsen SA	62,107
98,000	Jacobson Pharma Corp., Ltd.	21,666
1,000	Kaken Pharmaceutical Co., Ltd.	55,140
1,000	Kissei Pharmaceutical Co., Ltd.	28,384
1,700	Kyorin Holdings, Inc.	29,613
1,100	Kyowa Kirin Co., Ltd.	25,849
98,378	Mayne Pharma Group, Ltd.*	30,107
468	Merck KGaA	55,377
4,400	Mitsubishi Tanabe Pharma Corp.	81,158
3,200	Nichi-Iko Pharmaceutical Co., Ltd.	39,758
300	Nippon Shinyaku Co., Ltd.	26,092

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
15,903	Novartis AG, Registered Shares	$1,506,999
13,371	Novo Nordisk A/S, Class B	775,625
1,000	Ono Pharmaceutical Co., Ltd.	22,839
1,037	Orion OYJ	47,639
4,471	Orion OYJ, Class B	206,914
800	Otsuka Holdings Co., Ltd.	35,583
1,732	Recipharm AB	27,587
3,141	Recordati SpA	132,423
216	Roche Holding AG	68,628
5,605	Roche Holding AG	1,817,843
600	Rohto Pharmaceutical Co., Ltd.	18,166
5,527	Sanofi	555,069
1,600	Santen Pharmaceutical Co., Ltd.	30,511
1,200	Sawai Pharmaceutical Co., Ltd.	76,018
1,300	Seikagaku Corp.	14,610
1,400	Shionogi & Co., Ltd.	86,508
1,600	Sumitomo Dainippon Pharma Co., Ltd.	31,220
400	Taisho Pharmaceutical Holdings Co., Ltd.	29,560
3,500	Takeda Pharmacuetical Co., Ltd.	138,682
3,519	Teva Pharmaceutical Industries, Ltd.*	34,552
800	Torii Pharmaceutical Co., Ltd.	22,430
1,200	Towa Pharmaceutical Co., Ltd.	31,188
1,400	Tsumura & Co.	41,006
1,144	UCB SA	91,022
46,000	United Laboratories International Holdings, Ltd.^	33,384
34,791	Vectura Group plc	42,795
1,353	Vifor Pharma AG	247,204
116	Virbac SA*	30,840

		10,017,925

Professional Services (2.2%):
5,976	Adecco SA, Registered Shares	377,882
2,215	AF Poyry AB	51,752
1,162	Akka Technologies SA	85,544
7,788	ALS, Ltd.	50,179
770	Altech Corp.	13,916
80	Amadeus Fire AG	13,286
9,096	Applus Services SA	116,498
1,000	Baycurrent Consulting, Inc.	51,270
3,600	Benefit One, Inc.	74,305
372	Bertrandt AG	23,525
7,058	Bureau Veritas SA	184,416
26,624	Capita plc*	57,964
180	Danel Adir Yeoshua, Ltd.	16,762
1,100	DKSH Holding, Ltd.	59,860
900	EN-Japan, Inc.	39,382
11,350	Experian plc	383,828
1,200	FULLCAST Holdings Co., Ltd.	27,361
900	Funai Soken Holdings, Inc.	20,500
175	Groupe Crit	14,442
76,397	Hays plc	184,148
2,680	Intertek Group plc	207,969
2,270	Intertrust NV(a)	44,103
5,691	IPH, Ltd.	32,807
800	IR Japan Holdings, Ltd.	35,509
1,000	Jac Recruitment Co., Ltd.	17,829
5,154	McMillan Shakespeare, Ltd.	47,463
1,100	Meitec Corp.	61,761

See accompanying notes to the financial statements.

28

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
2,597	Morneau Shepell, Inc.	$67,585
700	Nexyz Group Corp.	11,482
2,500	Nihon M&A Center, Inc.	86,365
3,600	Nomura Co., Ltd.	47,688
3,000	Outsourcing, Inc.	31,762
18,606	Pagegroup plc	129,036
2,000	Pasona Group, Inc.	29,322
1,700	Persol Holdings Co., Ltd.	31,958
5,320	Randstad NV	325,757
8,900	Recruit Holdings Co., Ltd.	334,955
7,938	RELX plc	200,223
5,236	RELX plc, ADR	132,314
2,833	Ricardo plc	28,628
6,390	Robert Walters plc	47,236
2,992	Seek, Ltd.	47,466
80	SGS SA, Registered Shares	219,041
2,100	SIGMAXYZ, Inc.	39,850
2,400	SMS Co., Ltd.	66,399
2,421	Stantec, Inc.	68,514
1,400	Stantec, Inc.	39,572
7,669	SThree plc	38,544
1,100	Tanseisha Co., Ltd.	13,284
1,200	Technopro Holdings, Inc.	84,240
2,255	Teleperformance	550,927
2,878	Thomson Reuters Corp.	206,065
1,800	Trust Tech, Inc.	21,005
1,100	UT Group Co., Ltd.	32,796
800	Weathernews, Inc.	25,791
10,253	Wolters Kluwer NV	749,360
600	YAMADA Consulting Group Co., Ltd.	8,938
3,100	Yumeshin Holdings Co., Ltd.	25,163

		6,035,527

Real Estate Management & Development (2.7%):
1,963	Adler Real Estate AG*^	30,309
902	ADO Properties SA(a)	32,512
1,200	AEON Mall Co., Ltd.	21,276
3,164	Airport City, Ltd.*	59,425
2,300	Airport Facilities Co., Ltd.	11,697
656	Allreal Holding AG	130,416
1,972	Alony Hetz Properties & Invest	31,217
492	Alrov Properties And Lodgings, Ltd.	22,539
2,393	Amot Investments, Ltd.	17,388
7,650	Aroundtown SA	68,501
2,512	Ashtrom Properties, Ltd.	16,089
46,000	Asia Standard International Group, Ltd.	7,549
2,076	Atrium Ljungberg AB, Class B	50,004
443	Azrieli Group	32,419
45	Bayside Land Corp.	34,604
210	Big Shopping Centers, Ltd.	20,421
3,700	Bukit Sembawang Estates, Ltd.	12,885
844	CA Immobilien Anlagen AG	35,461
19,711	Capital & Counties Properties plc	68,651
38,900	CapitaLand, Ltd.	108,526
2,300	Castellum AB	54,061
1,571	Catena AB	69,400
2,794	Cedar Woods Properties, Ltd.	15,396
18,000	Chinese Estates Holdings, Ltd.	14,256

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
41,300	Chip Eng Seng Corp., Ltd.	$19,047
52,000	Chuang’s Consortium International, Ltd.	9,739
7,300	City Developments, Ltd.	59,547
1,684	Citycon OYJ	17,686
16,430	CK Asset Holdings, Ltd.	119,081
3,803	CLS Holdings plc	15,293
72,500	Cnqc International Holdings, Ltd.	10,343
1,625	Colliers International Group	126,701
741	Corestate Capital Holding SA	31,169
231	Countrywide plc*	1,060
340,000	CSI Properties, Ltd.	12,237
168	Daejan Holdings plc	12,076
1,700	Daibiru Corp.	20,404
900	Daito Trust Construction Co., Ltd.	111,481
10,300	Daiwa House Industry Co., Ltd.	319,155
887	Deutsche Euroshop AG	26,286
3,980	Deutsche Wohnen SE	162,635
2,618	Dic Asset AG	46,645
2,900	Dream Unlimited Corp.	26,132
34,000	Emperor International Holdings	7,551
2,667	Entra ASA(a)	44,093
1,853	Fabege AB	30,828
68,000	Far East Consortium International, Ltd.	33,307
1,175	Fastighets AB Balder*	54,387
3,800	First Capital Real Estate Investment Trust	60,494
1,529	FirstService Corp.	142,259
11,092	Foxtons Group PLC*	13,025
16,000	Frasers Property, Ltd.	20,116
1,100	Goldcrest Co., Ltd.	20,967
9,690	Grainger plc	40,223
2,575	Grand City Properties SA	61,753
10,000	Great Eagle Holdings, Ltd.	33,732
17,100	GuocoLand, Ltd.	24,929
28,000	Hang Lung Group, Ltd.	69,114
33,984	Hang Lung Properties, Ltd.	74,299
1,200	Heiwa Real Estate Co., Ltd.	33,096
5,154	Helical plc	32,443
4,837	Hemfosa Fastigheter AB	62,595
16,706	Henderson Land Development Co., Ltd.	82,045
37,840	HKR International, Ltd.	15,733
9,400	Ho Bee Land, Ltd.	16,854
18,500	Hong Fok Corp., Ltd.	10,871
9,000	Hongkong Land Holdings, Ltd.	51,793
2,049	Hufvudstaden AB	40,521
3,000	Hulic Co., Ltd.	36,117
11,000	Hysan Development Co., Ltd.	43,283
12,900	Ichigo, Inc.	54,311
836	IMMOFINANZ AG	22,393
9,306	Industrial Buildings Corp., Ltd.*	25,436
29	Intershop Holdings AG	16,991
2,000	Invesque, Inc.	13,460
1,400	Keihanshin Building Co., Ltd.	18,345
8,200	Kenedix, Inc.	42,687
22,225	Kerry Properties, Ltd.	70,831
21,647	Klovern AB	53,146
26,000	Kowloon Development Co., Ltd.	32,616
7,162	Kungsleden AB	75,280

See accompanying notes to the financial statements.

29

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
11,400	Lai Sun Development Co., Ltd.	$15,125
112,800	Landing International Development, Ltd.*	12,761
44,500	Langham Hospitality Investment	13,489
1,358	LEG Immobilien AG	160,825
11,224	Lend Lease Group	138,881
14,300	Leopalace21 Corp.*	46,898
8,000	Liu Chong Hing Investment, Ltd.	10,935
4,644	LSL Property Services plc	16,868
578	Melisron, Ltd.	36,970
59,000	Mingfa Group International Co., Ltd.*	426
4,200	Mitsubishi Estate Co., Ltd.	80,303
4,100	Mitsui Fudosan Co., Ltd.	100,152
338	Mobimo Holding AG, Registered Shares	100,763
100	Morguard Corp.	15,481
102,351	New World Development Co., Ltd.	140,379
2,193	Nexity SA	110,220
800	Nippon Commercial Development Co., Ltd.	12,265
1,700	Nisshin Fudosan Co.	8,589
3,200	Nomura Real Estate Holdings, Inc.	77,016
2,400	Open House Co., Ltd.	68,699
17,900	Oue, Ltd.	19,833
49,550	Oxley Holdings, Ltd.	13,095
1,449	PATRIZIA AG	32,283
94	Plazza AG	27,395
2,600	Polytec Asset Holdings, Ltd.	334
31,000	Prospect Co., Ltd.*	8,254
638	PSP Swiss Property AG	88,127
700	Raysum Co., Ltd.	6,891
2,300	Relo Group, Inc.	64,161
2,615	S Immo AG	65,441
1,200	SAMTY Co., Ltd.	24,685
9,123	Savills plc	137,270
1,875	Selvaag Bolig ASA	15,861
7,103	Servcorp, Ltd.	20,996
2,600	Shinoken Group Co., Ltd.	30,849
100,800	Sinarmas Land, Ltd.	18,752
46,825	Sino Land Co., Ltd.	68,228
5,000	Soundwill Holdings, Ltd.	6,356
8,938	St. Modwen Properties plc	59,027
2,900	Sumitomo Realty & Development Co., Ltd.	101,163
1,493	Summit Real Estate Holdings, Ltd.	19,943
1,800	Sun Frontier Fudousan Co., Ltd.	21,543
11,421	Sun Hung Kai Properties, Ltd.	175,200
7,146	Swire Pacific, Ltd., Class A	66,604
17,500	Swire Pacific, Ltd., Class B	26,224
5,800	Swire Properties, Ltd.	19,275
2,643	Swiss Prime Site AG	306,451
3,756	TAG Immobilien AG	93,345
21,000	TAI Cheung Holdings, Ltd.	17,170
4,200	Takara Leben Co., Ltd.	19,486
21,324	The Wharf Holdings, Ltd.	54,254
2,606	TLG Immobilien AG	83,164
4,500	Toc Co., Ltd.	36,980
6,400	Tokyo Tatemono Co., Ltd.	99,863
17,000	Tokyu Fudosan Holdings Corp.	117,397
2,400	Tosei Corp.	32,742
2,676	Tricon Capital Group, Inc.	21,908

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
6,860	U & I Group plc	$16,117
213	UBM Development AG	11,279
22,100	United Engineers, Ltd.	44,278
1,200	Unizo Holdings Co., Ltd.	56,335
9,300	UOL Group, Ltd.	57,613
2,129	Vonovia SE	114,607
3,228	Wallenstam AB	39,041
10,000	Wharf Real Estate Investment Co., Ltd.	61,323
12,829	Wheelock & Co., Ltd.	85,556
2,034	Wihlborgs Fastigheter AB	37,477
20,700	Wing Tai Holdings, Ltd.	31,098
16,000	Wing Tai Properties, Ltd.	10,549
17	Zug Estates Holding AG	40,943

		7,487,454

Road & Rail (1.5%):
8,566	A2B Australia, Ltd.	8,986
43,226	Aurizon Holdings, Ltd.	158,987
400	Canadian National Railway Co.	36,189
5,353	Canadian National Railway Co.	484,179
1,009	Canadian Pacific Railway, Ltd.	257,245
600	Central Japan Railway Co.	120,588
1,200	Chilled & Frozen Logistics Holdings Co., Ltd.	15,844
44,100	ComfortDelGro Corp., Ltd.	78,131
1,441	DSV PANALPINA A/S	166,832
1,400	East Japan Railway Co.	126,387
8,727	Europcar Mobility Group^(a)	42,458
64,976	FirstGroup plc*	107,929
900	Fukuyama Transporting Co., Ltd.	32,661
4,083	Go-Ahead Group plc	119,443
1,000	Hamakyorex Co., Ltd.	32,893
3,000	Hankyu Hanshin Holdings, Inc.	128,307
2,200	Hitachi Transport System, Ltd.	61,867
1,100	Ichinen Holdings Co., Ltd.	16,254
206	Jungfraubahn Holding AG, Registered Shares	35,130
2,500	Keikyu Corp.	48,192
700	Keio Corp.	42,298
900	Keisei Electric Railway Co., Ltd.	34,908
1,500	Kintetsu Group Holdings Co., Ltd.	81,300
400	Maruzen Showa Unyu Co., Ltd.	11,705
7,515	MTR Corp., Ltd.	44,550
2,700	Nagoya Railroad Co., Ltd.	83,809
2,400	Nankai Electric Railway Co., Ltd.	65,140
29,502	National Express Group plc	183,749
3,300	Nikkon Holdings Co., Ltd.	82,371
1,100	Nippon Express Co., Ltd.	64,369
2,100	Nishi-Nippon Railroad Co., Ltd.	48,354
5,199	Nobina AB(a)	35,784
8,429	Northgate plc	34,863
2,800	Odakyu Electric Railway Co., Ltd.	65,314
13,948	Redde plc	19,742
500	Sakai Moving Service Co., Ltd.	31,860
2,300	Sankyu, Inc.	115,838
4,000	Seino Holdings Co., Ltd.	53,953
11,100	Senko Group Holdings Co., Ltd.	94,518
823	Sixt Leasing Se	10,450
1,659	Sixt SE	121,512
1,209	Sixt SE	121,980

See accompanying notes to the financial statements.

30

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
2,000	Sotetsu Holdings, Inc.	$54,216
31,768	Stagecoach Group plc	67,912
278	Stef S.A.	25,084
5,661	Tfi International, Inc.	190,836
2,000	Tobu Railway Co., Ltd.	72,693
1,800	Tokyu Corp.	33,263
300	Tonami Holdings Co., Ltd.	14,849
3,913	Tourism Holdings, Ltd.	9,090
600	Trancom Co., Ltd.	45,583
20,000	Transport International Holdings, Ltd.	51,824
700	West Japan Railway Co.	60,454

		4,152,673

Semiconductors & Semiconductor Equipment (1.4%):
2,600	Advantest Corp.	147,124
1,000	Aixtron SE*	9,577
2,386	ASM International NV	269,649
14,619	ASM Pacific Technology, Ltd.	203,250
2,381	ASML Holding NV, NYS	704,634
4,404	BE Semiconductor Industries NV	171,020
3,163	Dialog Semiconductor plc*	160,248
100	Disco Corp.	23,806
839	Elmos Semiconductor AG	26,799
2,300	Ferrotec Holdings Corp.	19,535
438	First Sensor AG	18,590
17,569	Infineon Technologies AG	402,855
2,200	Japan Material Co., Ltd.	36,556
1,600	Lasertec Corp.	81,491
1,200	Megachips Corp.	20,661
1,090	Melexis NV	82,125
800	Mimasu Semiconductor Industry	16,011
1,700	Mitsui High-Tec, Inc.	26,841
12,100	Renesas Electronics Corp.*	83,331
1,100	ROHM Co., Ltd.	88,674
1,600	Sanken Electric Co., Ltd.	49,320
400	Screen Holdings Co., Ltd.	27,380
700	Shibaura Mechatronics Corp.	25,513
300	Shindengen Electric Manufacturing Co., Ltd.	10,444
4,800	Shinko Electric Industries Co., Ltd.	56,879
992	Siltronic AG	99,859
285	SMA Solar Technology AG*	11,043
474	Soitec*	50,028
8,416	STMicroelectronics NV	227,123
1,086	SUESS MicroTec SE*	14,665
5,400	SUMCO Corp.	90,459
1,100	Tokyo Electron, Ltd.	241,762
800	Tokyo Seimitsu Co., Ltd.	31,288
2,300	Towa Corp.	24,719
2,312	Tower Semiconductor, Ltd.*	55,627
300	Tri Chemical Laboratories, Inc.	23,609
386	U-Blox AG	38,997
1,800	Ulvac, Inc.	71,670
1,200	Yamaichi Electronics Co., Ltd.	18,639

		3,761,801

Software (1.1%):
1,800	Access Co., Ltd.	15,728
4,557	Altium, Ltd.	111,357

Shares		Fair Value
Common Stocks, continued
Software, continued
585	AVEVA Group plc	$36,159
14,854	BlackBerry, Ltd.*	95,526
7,787	Bravura Solutions, Ltd.	28,436
500	Computer Engineering & Consulting, Ltd.	9,466
301	Constellation Software, Inc.	292,367
700	Cresco, Ltd.	23,357
1,200	Cybozu, Inc.	16,362
323	Dassault Systemes SA	53,273
764	Descartes Systems Group, Inc.*	32,638
300	Digital Arts, Inc.	15,381
1,200	Enghouse Systems, Ltd.	44,529
900	Fukui Computer Holdings, Inc.	29,163
900	Gunosy, Inc.*	12,233
8,509	Hansen Technology, Ltd.	22,707
916	Hilan, Ltd.	36,925
8,800	Infomart Corp.	79,676
13,965	Infomedia, Ltd.	20,473
6,854	IRESS, Ltd.	62,870
9,063	Isentia Group, Ltd.*	1,812
400	Kinaxis, Inc.*	30,813
1,361	Lectra	34,153
172	Linedata Services	5,157
1,195	Magic Software Enterprises, Ltd.	11,636
8,235	Micro Focus International plc, ADR	115,537
500	Miroku Jyoho Service Co., Ltd.	15,112
2,085	Nemetschek Se	137,489
546	NICE Systems, Ltd.*	84,674
3,485	Open Text Corp.	153,584
700	Oracle Corp.	63,649
1,053	Rib Software Se	26,687
16,033	Sage Group plc	159,286
2,059	SAP SE	277,468
2,151	SimCorp A/S	244,448
998	Software AG	34,943
500	SRA Holdings	12,285
2,800	Systena Corp.	45,722
8,525	Technology One, Ltd.	49,679
1,610	Temenos AG	254,597
1,900	Trend Micro, Inc.	97,241
8,732	Vista Group International, Ltd.	21,163

		2,915,761

Specialty Retail (1.5%):
400	ABC-Mart, Inc.	27,270
16,866	Accent Group, Ltd.	22,089
10,400	Adairs, Ltd.	16,726
1,300	Adastria Co., Ltd.	29,589
900	Alpen Co., Ltd.	14,639
34,842	AMA Group, Ltd.	21,925
2,600	Aoki Holdings, Inc.	26,887
2,800	Aoyama Trading Co., Ltd.	39,517
3,236	AP Eagers, Ltd.	23,239
1,900	Arcland Sakamoto Co., Ltd.	21,638
700	Autobacs Seven Co., Ltd.	11,034
1,813	Autocanada, Inc.	17,301
2,300	BIC Camera, Inc.	26,190
6,038	Bilia AB, Class A	68,585
3,245	Byggmax Group AB*	9,158

See accompanying notes to the financial statements.

31

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
2,292	Carasso Motors, Ltd.	$10,298
16,294	Card Factory PLC	32,064
3,919	Ceconomy AG*	23,865
800	Chiyoda Co., Ltd.	11,853
18,000	Chow Sang Sang Holdings International, Ltd.	22,401
31,200	Chow Tai Fook Jewellery Group, Ltd.	29,831
4,700	DCM Holdings Co., Ltd.	45,764
39,375	Dixons Carphone plc	75,518
1,884	Dufry AG, Registered Shares	186,806
5,850	Dunelm Group plc	89,737
4,900	Edion Corp.	54,337
230,000	Emperor Watch & Jewellery, Ltd.	4,636
77,300	Esprit Holdings, Ltd.*	15,597
400	Fast Retailing Co., Ltd.	237,128
104	Fenix Outdoor International AG	12,977
811	Fielmann AG	65,612
878	Fnac Darty SA*	52,095
9,000	Frasers Group plc*	54,700
2,300	Geo Holdings Corp.	28,376
130,000	Giordano International, Ltd.	39,205
1,946	Grandvision BV(a)	59,860
13,359	Halfords Group plc	29,976
5,546	Hennes & Mauritz AB, Class B	112,773
300	Hikari Tsushin, Inc.	75,320
483	Hornbach Baumarkt AG	12,763
721	Hornbach Holding AG & Co. KGaA	52,244
22,000	I.T, Ltd.	5,281
5,100	Idom, Inc.	29,361
5,629	Industria de Diseno Textil SA	199,379
5,883	JB Hi-Fi, Ltd.	155,784
27,079	JD Sports Fashion plc	302,403
700	JINS Holdings, Inc.	47,292
1,500	Joshin Denki Co., Ltd.	35,695
11,030	Kathmandu Holdings, Ltd.	24,804
1,700	Keiyo Co., Ltd.	8,940
71,499	Kingfisher plc	207,320
900	Kohnan Shoji Co., Ltd.	21,135
5,100	Kojima Co., Ltd.	24,558
1,600	Komeri Co., Ltd.	34,334
6,600	K’s Holding Corp.	86,328
2,366	Leon’s Furniture, Ltd.	30,377
300	Lixil Viva Corp.	5,382
20,250	L’occitane International SA	47,961
19,046	Lookers plc	13,862
20,000	Luk Fook Holdings International, Ltd.	57,637
2,347	Matas A/S	19,403
1,681	Mekonomen AB*^	16,723
2,955	Mobilezone Holding AG	33,184
3,966	Nick Scali, Ltd.	19,310
1,900	Nishimatsuya Chain Co., Ltd.	16,304
400	Nitori Co., Ltd.	63,214
2,300	Nojima Corp.	48,201
40,000	Oriental Watch Holdings	10,622
700	Pal Group Holdings Co., Ltd.	24,427
76,677	Pendragon plc	13,153
19,618	Pets At Home Group plc	72,720
2,736	Premier Investments, Ltd.	36,109

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
61,088	SA SA International Holdings, Ltd.	$13,871
1,800	Shimachu Co., Ltd.	49,045
800	Shimamura Co., Ltd.	61,056
2,900	Sleep Country Canada Holdings, Inc.(a)	45,139
8,650	Super Retail Group, Ltd.	61,596
3,968	Superdry plc	26,441
900	T-Gaia Corp.	21,894
1,300	United Arrows, Ltd.	36,822
2,400	USS Co., Ltd.	45,328
240	Valora Holding AG	66,958
8,200	VT Holdings Co., Ltd.	36,406
4,080	WHSmith plc	140,751
300	Workman Co., Ltd.	28,021
700	Xebio Holdings Co., Ltd.	8,439
1,990	XXL ASA*(a)	3,800
10,200	Yamada Denki Co., Ltd.	53,996
800	Yellow Hat, Ltd.	14,357

		4,236,646

Technology Hardware, Storage & Peripherals (0.5%):
6,400	Brother Industries, Ltd.	131,798
3,200	Canon, Inc.	87,279
700	EIZO Corp.	25,027
900	Elecom Co., Ltd.	36,436
2,200	FUJIFILM Holdings Corp.	104,915
14,600	Konica Minolta, Inc.	95,570
4,546	Logitech International SA, ADR	214,389
1,900	Maxell Holdings, Ltd.	25,784
4,900	Mcj Co., Ltd.	37,628
2,500	NEC Corp.	103,893
1,300	Noritsu Koki Co., Ltd.	18,057
1,935	Quadient	46,863
13,100	Ricoh Co., Ltd.	141,972
600	Roland Dg Corp.	12,031
2,197	S&T AG	52,491
7,600	Seiko Epson Corp.	114,759
1,800	Toshiba Tec Corp.	74,380
4,400	Wacom Co., Ltd.	17,768

		1,341,040

Textiles, Apparel & Luxury Goods (1.6%):
1,248	Adidas AG	405,574
1,537	Aritzia, Inc.*	22,551
1,500	Asics Corp.	24,952
1,700	Atsugi Co., Ltd.	13,257
287	Bijou Brigitte AG	15,593
1,383	Brunello Cucinelli SpA	48,981
6,313	Burberry Group plc	184,727
364	Calida Holding AG	13,838
408	Canada Goose Holdings, Inc.*	14,786
3,896	Cie Financiere Richemont SA	305,889
485	Delta-Galil Industries, Ltd.	13,240
800	Descente, Ltd.	15,079
829	Fox Wizel, Ltd.	37,802
900	Fujibo Holdings, Inc.	29,105
2,382	Gildan Activewear, Inc.	70,340
28,000	Global Brands Group Holding, Ltd.	2,302
400	Goldwin, Inc.	29,386

See accompanying notes to the financial statements.

32

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
900	Gunze, Ltd.	$40,185
189	Hermes International SA	141,425
2,775	Hugo Boss AG	134,636
2,800	Japan Wool Textile Co., Ltd. (The)	28,843
420	Kering	276,660
1,500	Komatsu Matere Co., Ltd.	11,182
700	Kurabo Industries, Ltd.	16,215
399,238	Li & Fung, Ltd.	43,651
2,443	LVMH Moet Hennessy Louis Vuitton SA	1,137,684
5,170	Moncler SpA	232,516
3,560	New Wave Group AB	22,748
5,000	Onward Holdings Co., Ltd.	30,005
9,893	Ovs SpA*(a)	22,278
44,000	Pacific Textiles Holdings, Ltd.	30,214
2,465	Pandora A/S	107,242
12,900	Prada SpA	53,412
990	Puma SE	75,901
1,469	Salvatore Ferragamo Italia SpA	30,912
73,200	Samsonite International SA(a)	175,377
2,100	Sankyo Seiko Co., Ltd.	11,505
500	Sanyo Shokai, Ltd.	6,364
1,800	Seiko Holdings Corp.	48,022
2,500	Seiren Co., Ltd.	35,880
17,500	Stella International Holdings, Ltd.	28,024
244	Swatch Group AG (The), Class B	68,028
953	Swatch Group AG (The), Registered Shares	50,331
1,909	Ted Baker plc	10,297
60,000	Texwinca Holdings, Ltd.	14,869
404	Tod’s SpA	18,682
3,200	Tsi Holdings Co., Ltd.	16,165
5,500	Unitika, Ltd.*	18,886
2,000	Wacoal Holdings Corp.	53,573
45,514	Yue Yuen Industrial Holdings, Ltd.	134,562

		4,373,676

Thrifts & Mortgage Finance (0.2%):
2,831	Aareal Bank AG	96,057
6,165	Deutsche Pfandbriefbank AG(a)	100,970
615	Equitable Group, Inc.	51,795
1,100	Firm Capital Mortgage Investment Corp.	12,471
2,026	Genworth MI Canada, Inc.	88,661
16,190	Genworth Mortgage Insurance AU	41,529
3,512	Home Capital Group, Inc.*	89,152
3,730	MyState, Ltd.	12,974
15,593	Onesavings Bank plc	89,651
7,191	Paragon Banking Group plc	51,369
3,600	Timbercreek Financial Corp.	27,532

		662,161

Tobacco (0.5%):
17,152	British American Tobacco plc	730,654
8,782	Imperial Brands plc, Class A	217,571
13,100	Japan Tobacco, Inc.	292,080
3,118	Scandinavian Tobacco Group A/S(a)	38,056
2,105	Swedish Match AB, Class B	108,555

		1,386,916

Trading Companies & Distributors (1.9%):
2,637	AddTech AB, Class B	85,301

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
1,000	Alconix Corp.	$13,096
14,372	Ashtead Group plc	459,842
1,271	B&b Tools AB	10,974
653	BayWa AG	20,696
2,337	Beijer Ref AB	68,647
12,500	BOC Aviation, Ltd.(a)	126,994
537	Bossard Holding AG	97,010
5,520	Brenntag AG	300,119
4,067	Bunzl plc	111,258
4,000	CanWel Building Materials Group, Ltd.	16,513
70,000	China Strategic Holdings, Ltd.*	314
3,143	Cramo OYJ	46,674
400	Daiichi Jitsugyo Co., Ltd.	14,022
5,850	Diploma plc	156,809
3,513	Ferguson plc	319,131
1,100	Finning International, Inc.	21,434
1,200	Furusato Industries, Ltd.	19,558
7,815	Grafton Group plc	90,246
1,700	Hanwa Co., Ltd.	44,472
32,140	Howden Joinery Group plc	288,024
1,598	Imcd Group NV	139,854
1,800	Inaba Denki Sangyo Co., Ltd.	45,693
1,800	Inabata & Co., Ltd.	26,871
3,231	Indutrade AB	115,820
7,900	Itochu Corp.	182,977
2,600	Iwatani Corp.	88,414
616	Jacquet Metal Service	10,662
500	Japan Pulp & Paper Co., Ltd.	19,168
700	Kamei Corp.	8,565
900	Kanaden Corp.	11,247
1,700	Kanamoto Co., Ltd.	43,777
4,800	Kanematsu Corp.	64,469
5,365	Kloeckner & Co. SE	37,784
14,200	Marubeni Corp.	104,944
900	Maruka Corp.	19,241
900	Mitani Corp.	51,933
10,700	Mitsubishi Corp.	283,907
13,100	Mitsui & Co., Ltd.	232,976
1,271	Momentum Group AB, Class B	15,836
1,800	MonotaRo Co., Ltd.	48,256
4,300	Nagase & Co., Ltd.	63,800
600	Nichiden Corp.	11,425
1,100	Nippon Steel Trading Corp.	53,198
1,200	Nishio Rent All Co., Ltd.	34,094
700	Onoken Co., Ltd.	9,090
4,501	Reece, Ltd.	36,219
10,309	Rexel SA	137,277
3,492	Richelieu Hardware, Ltd.	72,965
2,804	Russel Metals, Inc.	47,878
1,200	Seika Corp.	14,783
600	Senshu Electric Co., Ltd.	18,827
4,146	Seven Group Holdings, Ltd.	56,771
21,100	Sojitz Corp.	67,919
409	Solar A/S	18,391
17,864	Speedy Hire plc	18,295
800	Sugimoto & Co., Ltd.	15,375
10,200	Sumitomo Corp.	152,093

See accompanying notes to the financial statements.

33

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
600	Tomoe Engineering Co., Ltd.	$12,496
2,572	Toromont Industries, Ltd.	139,831
1,400	Toyota Tsushu Corp.	49,078
9,061	Travis Perkins plc	193,822
1,000	Trusco Nakayama Corp.	25,593
800	Wajax Corp.	9,119
2,700	Wakita & Co., Ltd.	27,482
2,700	Yamazen Corp.	26,924
800	Yuasa Trading Co., Ltd.	26,944

		5,203,217

Transportation Infrastructure (0.6%):
833	Aena SME SA(a)	159,822
496	Aeroports de Paris	98,167
3,735	Atlantia SpA	87,119
15,506	Atlas Arteria, Ltd.	85,238
6,897	Auckland International Airport, Ltd.	40,622
4,570	Enav SpA(a)	27,274
671	Flughafen Zuerich AG	122,507
1,452	Fraport AG	123,402
3,270	Getlink SE	56,903
2,440	Hamburger Hafen und Logistik AG	67,152
182,200	Hutchison Port Holdings Trust	31,366
2,770	James Fisher & Sons plc	74,363
400	Japan Airport Terminal Co., Ltd.	22,140
1,500	Kamigumi Co., Ltd.	32,869
2,100	Mitsubishi Logistics Corp.	54,563
400	Nissin Corp.	6,925
47,661	Qube Holdings, Ltd.	110,248
15,500	SATS, Ltd.	58,396
1,641	SIAS SpA	27,502
17,118	Signature Aviation plc	72,057
3,800	Sumitomo Warehouse Co., Ltd. (The)	50,949
9,817	Sydney Airport	59,800
8,991	Transurban Group	94,255
2,729	Westshore Terminals Investment Corp.	39,829

		1,603,468

Water Utilities (0.2%):
15,034	Pennon Group plc	204,613
5,341	Severn Trent plc	178,221
45,000	Siic Environment Holdings, Ltd.	8,869
10,525	United Utilities Group plc	132,181

		523,884

Wireless Telecommunication Services (1.2%):
1,292	1&1 Drillisch AG	33,185
3,670	Cellcom Israel, Ltd.*	11,691
7,390	Freenet AG	169,424
88,000	Hutchison Telecommunications Holdings, Ltd.	17,757
27,900	KDDI Corp.	830,134
3,522	Millicom International Cellular SA, SDR	168,861
12,900	NTT DoCoMo, Inc.	360,545
1,000	Okinawa Cellular Telephone Co.	39,194
2,104	Orange Belgium SA	48,864
5,106	Partner Communications Co.*	22,754
1,708	Rogers Communications, Inc., Class B	84,836

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Wireless Telecommunication Services, continued
35,000	Smartone Telecommunications Ho	$26,991
20,900	SoftBank Group Corp.	910,039
21,800	StarHub, Ltd.	23,029
2,667	Tele2 AB	38,699
229,560	Vodafone Group plc	445,593

		3,231,596

Total Common Stocks (Cost $246,862,450)		272,302,788

Preferred Stocks (0.4%):
Automobiles (0.4%):
1,600	Bayerische Motoren Werke AG (BMW), 6.39%, 5/15/20	98,787
2,667	Porsche Automobil Holding SE, 3.31%, 5/20/20	199,488
4,515	Volkswagen AG, 2.76%, 5/8/20	892,458

		1,190,733

Household Products (0.0%†):
638	Henkel AG & Co. KGaA, 2.01%, 4/21/20	65,972

Total Preferred Stocks (Cost $1,327,911)		1,256,705

Warrant (0.0%†):
Energy Equipment & Services (0.0%†):
64,038	Ezion Holdings, Ltd.	—

Total Warrant (Cost $—)		—

Rights (0.0%†):
Aerospace & Defense (0.0%†):
1,164,858	Rolls-Royce Holdings plc, Expires on 1/6/20*	1,543

Metals & Mining (0.0%†):
3,059	Castile Resources, Expires on 1/20/20*	—
5,574	Tahoe Resources, Inc. - CVR, Expires on 12/31/49*	1,969
9,084	Tahoe Resources, Inc. - CVR, Expires on 12/31/49*	3,209

		5,178

Oil, Gas & Consumable Fuels (0.0%†):
9,112	Repsol SA, Expires on 1/8/20*	4,323

Specialty Retail (0.0%†):
218	XXL ASA, Expires on 12/31/49*	43

Total Rights (Cost $5,814)		11,087

Short-Term Securities Held as Collateral for Securities on Loan (0.5%):
1,263,528	BlackRock Liquidity FedFund, Institutional Class, 2.00%(c)(d)	1,263,528

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $1,263,528)		1,263,528

Unaffiliated Investment Companies (0.4%):
Money Markets (0.4%):
975,207	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(d)	975,207

Total Unaffiliated Investment Companies (Cost $975,207)		975,207

Total Investment Securities (Cost $250,434,910) — 100.0%(e)		275,809,315
Net other assets (liabilities) — 0.0%†		76,966

Net Assets — 100.0%		$275,886,281

See accompanying notes to the financial statements.

34

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Percentages indicated are based on net assets as of December 31, 2019.

ADR—American Depository Receipt

CVR—Contingency Valued Rights

NYS—New York Shares

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $1,210,692.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2019. The total of all such securities represent 0.00% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(d)	The rate represents the effective yield at December 31, 2019.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or rounds to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2019:

(Unaudited)

Country	Percentage

Australia	6.1%

Austria	0.5%

Belgium	1.2%

Bermuda	0.1%

Cambodia	— %†

Canada	8.9%

Cayman Islands	— %†

China	0.1%

Colombia	— %†

Denmark	1.6%

Egypt	— %†

European Community	— %†

Faroe Islands	— %†

Finland	1.5%

France	7.7%

Germany	7.3%

Hong Kong	2.3%

Indonesia	— %†

Ireland	1.2%

Isle of Man	0.1%

Israel	0.7%

Italy	2.6%

Country	Percentage

Japan	23.6%

Jersey	— %†

Liechtenstein	— %†

Luxembourg	0.5%

Macau	— %†

Malta	— %†

Mexico	— %†

Monaco	— %†

Netherlands	3.4%

New Zealand	0.4%

Norway	0.9%

Peru	— %†

Portugal	0.1%

Russian Federation	— %†

Singapore	1.0%

Spain	2.4%

Sweden	2.8%

Switzerland	7.3%

United Arab Emirates	— %†

United Kingdom	14.5%

United States	1.2%

100.0%

†	Represents less than 0.05%.

See accompanying notes to the financial statements.

35

AZL DFA International Core Equity Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$250,434,910

Investment securities, at value(a)	$275,809,315
Cash	2,933
Interest and dividends receivable	256,889
Foreign currency, at value (cost $312,404)	314,068
Receivable for investments sold	48,867
Reclaims receivable	1,038,910
Prepaid expenses	952

Total Assets	277,471,934

Liabilities:
Payable for capital shares redeemed	72,238
Payable for collateral received on loaned securities	1,263,528
Manager fees payable	174,633
Administration fees payable	4,335
Distribution fees payable	58,211
Custodian fees payable	5,540
Administrative and compliance services fees payable	557
Transfer agent fees payable	527
Trustee fees payable	137
Other accrued liabilities	5,947

Total Liabilities	1,585,653

Net Assets	$275,886,281

Net Assets Consist of:
Paid in capital	$245,803,640
Total distributable earnings	30,082,641

Net Assets	$275,886,281

Shares of beneficial interest (unlimited number of shares authorized, no par value)	26,087,484
Net Asset Value (offering and redemption price per share)	$10.58

(a)	Includes securities on loan of $1,210,692.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$9,565,867
Interest	5,382
Income from securities lending	52,142
Foreign withholding tax	(882,681)

Total Investment Income	8,740,710

Expenses:
Manager fees	2,579,467
Administration fees	140,551
Distribution fees	678,806
Custodian fees	74,327
Administrative and compliance services fees	5,755
Transfer agent fees	9,644
Trustee fees	17,805
Professional fees	18,112
Shareholder reports	4,386
Other expenses	81,297

Total expenses before reductions	3,610,150
Less expenses voluntarily waived/reimbursed by the Manager	(543,050)

Net expenses	3,067,100

Net Investment Income/(Loss)	5,673,610

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(689,954)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	45,781,004

Net realized and Change in net unrealized gains/losses on investments	45,091,050

Change in Net Assets Resulting From Operations	$50,764,660

See accompanying notes to the financial statements.

36

AZL DFA International Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$5,673,610	$3,941,035
Net realized gains/(losses) on investments	(689,954)	9,116,493
Change in unrealized appreciation/depreciation on investments	45,781,004	(59,004,774)

Change in net assets resulting from operations	50,764,660	(45,947,246)

Distributions to Shareholders:
Distributions	(12,489,056)	(5,579,837)

Change in net assets resulting from distributions to shareholders	(12,489,056)	(5,579,837)

Capital Transactions:
Proceeds from shares issued	2,153,591	59,206,671
Proceeds from dividends reinvested	12,489,056	5,579,836
Value of shares redeemed	(30,075,836)	(19,174,409)

Change in net assets resulting from capital transactions	(15,433,189)	45,612,098

Change in net assets	22,842,415	(5,914,985)
Net Assets:
Beginning of period	253,043,866	258,958,851

End of period	$275,886,281	$253,043,866

Share Transactions:
Shares issued	216,549	6,025,192
Dividends reinvested	1,303,659	543,844
Shares redeemed	(2,929,634)	(1,661,236)

Change in shares	(1,409,426)	4,907,800

See accompanying notes to the financial statements.

37

AZL DFA International Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015(a)

Net Asset Value, Beginning of Period	$9.20	$11.46	$9.21	$9.03	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.21 (b)	0.17	0.19	0.11	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	1.65	(2.16)	2.21	0.17	(1.05)

Total from Investment Activities	1.86	(1.99)	2.40	0.28	(0.97)

Distributions to Shareholders From:
Net Investment Income	(0.15)	(0.21)	(0.15)	(0.10)	—
Net Realized Gains	(0.33)	(0.06)	—	—	—

Total Dividends	(0.48)	(0.27)	(0.15)	(0.10)	—

Net Asset Value, End of Period	$10.58	$9.20	$11.46	$9.21	$9.03

Total Return(c)	20.72%	(17.65)%	26.09%	3.17%	(9.70	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$275,886	$253,044	$258,959	$252,697	$170,273
Net Investment Income/(Loss)(e)	2.09%	1.63%	1.48%	1.62%	1.19%
Expenses Before Reductions(e)(f)	1.33%	1.38%	1.41%	1.39%	1.39%
Expenses Net of Reductions(e)	1.13%	1.18%	1.21%	1.19%	1.19%
Portfolio Turnover Rate	6%	20%	4%	11%	4	%(d)

(a)	For the period April 27, 2015 (commencement of share class) to December 31, 2015.

(b)	Calculated using the average shares method.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

38

AZL DFA International Core Equity Fund
Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA International Core Equity Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and

39

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2019

Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $5,149 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,263,528 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA International Core Equity Fund	0.95%	1.39%

*	The Manager voluntarily reduced the management fee to 0.75% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

40

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2019

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $2,036 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2		Level 3		Total
Common Stocks+	$38,276,567	$234,026,221		$—	#	$272,302,788
Preferred Stocks+	—	1,256,705		—		1,256,705
Warrants+	—	—	#	—		—
Rights+	—	11,087		—		11,087
Short-Term Securities Held as Collateral for Securities on Loan	1,263,528	—		—		1,263,528
Unaffiliated Investment Companies	975,207	—		—		975,207

Total Investments	$40,515,302	$235,294,013		$—		$275,809,315

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2019.

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AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2019

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA International Core Equity Fund	$15,340,631	$38,178,617

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $251,163,724. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$51,251,250
Unrealized (depreciation)	(26,605,659)

Net unrealized appreciation/(depreciation)	$24,645,591

As of the end of its tax year ended December 31, 2019, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCF’s not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL DFA International Core Equity Fund	$—	$801,699	$801,699

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA International Core Equity Fund	$4,021,220	$8,467,836	$12,489,056

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA International Core Equity Fund	$5,579,837	$—	$5,579,837

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2019

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA International Core Equity Fund	$6,243,461	$—	$(801,699)	$24,640,878	$30,082,640

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies and mark-to-market of futures contracts.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 80% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL DFA International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA International Core Equity Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 0.08% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2019, the Fund declared net short-term capital gain distributions of $188,209.

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $8,467,836.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

47

the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

50

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

51

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® DFA U.S. Core Equity Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Core Equity Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® DFA U.S. Core Equity Fund (the “Fund”) returned 29.36%†. That compared to a 31.02% total return for its benchmark, the Russell 3000® Index1.

U.S. stocks began 2019 rebounding from the significant losses experienced at the end of 2018. The Federal Reserve Board’s (the Fed) announcement in January that it would halt interest rate hikes for the near future boosted both stocks and bonds. Market volatility returned in the second quarter on worries about U.S. trade relations. The Fed cut rates in July and September, offsetting the negative effects of the U.S.-China trade war, weak global growth and signs of weakness in the U.S. manufacturing and consumer sectors. In August, the 10-year U.S. Treasury yield briefly fell below the yields on 2-year and 1-year notes, sparking recession fears. Improving prospects for a U.S.-China trade deal in the fourth quarter, increased investors’ appetites for risk, and third rate cut by the Fed in October combined with strong economic growth to buoy markets through the end of the year.

Large-cap stocks outperformed small-cap stocks for the period. Growth stocks outperformed value stocks across all market cap sizes. In the large-cap universe, stocks with lower-relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability. In the small-cap universe, however, stocks with lower relative prices and higher profitability underperformed stocks with higher-relative prices and lower profitability.

The Fund underperformed its benchmark for the 12-month period. The Fund’s emphasis on stocks with smaller market capitalizations detracted from its relative performance; as such, stocks underperformed their larger-cap peers for the year. The Fund’s bias toward value stocks also detracted from relative returns as value stocks underperformed growth stocks during the period.*

Conversely, the Fund’s general lack of exposure to real estate investment trusts2 (REITs) offset some of these negative impacts, as REITs underperformed the overall benchmark.*

Past performance does not guarantee future results.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® DFA U.S. Core Equity Fund (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	1 Year		3 Year	Since Inception (4/27/15)
AZL® DFA U.S. Core Equity Fund	29.36	%†	12.95%	9.99%
Russell 3000® Index	31.02%		14.57%	11.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Core Equity Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.54% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratio can be found in the Financial Highlights.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 3000® Index, which is an unmanaged broad capitalization index of the top 3,000 U.S. stocks by market capitalization and covers 98% of the U.S. equity investable universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL DFA U.S. Core Equity Fund	$1,000.00	$1,099.40	$4.44	0.84%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL DFA U.S. Core Equity Fund	$1,000.00	$1,020.97	$4.28	0.84%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	21.1%

Financials	15.3

Industrials	12.9

Health Care	11.8

Consumer Discretionary	11.8

Communication Services	8.6

Consumer Staples	6.3

Energy	4.5

Materials	3.9

Utilities	3.1

Real Estate	0.3

Total Common Stocks	99.6

Rights	— †

Short-Term Securities Held as Collateral for Securities on Loan	0.6

Unaffiliated Investment Companies	0.3

Total Investment Securities	100.5

Net other assets (liabilities)	(0.5)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (99.6%):
Aerospace & Defense (2.2%):
1,810	AAR Corp.	$81,631
3,216	Aerojet Rocketdyne Holdings, Inc.*	146,843
1,163	AeroVironment, Inc.*	71,804
7,585	Arconic, Inc.	233,390
712	Astronics Corp.*	19,900
415	Astronics Corp., Class B*	11,558
1,481	Axon Enterprise, Inc.*	108,528
5,814	Boeing Co. (The)	1,893,968
2,197	BWX Technologies, Inc.	136,390
685	CPI Aerostructures, Inc.*	4,610
1,202	Cubic Corp.	76,411
1,891	Curtiss-Wright Corp.	266,423
625	Ducommun, Inc.*	31,581
3,113	General Dynamics Corp.	548,978
1,087	HEICO Corp.	124,081
1,407	HEICO Corp., Class A	125,969
3,113	Hexcel Corp.	228,214
934	Huntington Ingalls Industries, Inc.	234,322
4,471	Kratos Defense & Security Solutions, Inc.*	80,523
2,203	L3harris Technologies, Inc.	435,908
3,632	Lockheed Martin Corp.	1,414,228
1,378	Mercury Systems, Inc.*	95,234
913	Moog, Inc., Class A	77,906
343	National Presto Industries, Inc.	30,318
2,196	Northrop Grumman Corp.	755,358
953	Park Aerospace Corp., Class C	15,505
4,443	Raytheon Co.	976,305
2,910	Spirit AeroSystems Holdings, Inc., Class A	212,081
597	Teledyne Technologies, Inc.*	206,884
6,294	Textron, Inc.	280,712
521	TransDigm Group, Inc.	291,760
2,166	Triumph Group, Inc.	54,735
10,499	United Technologies Corp.	1,572,329
741	Vectrus, Inc.*	37,984
6,897	WESCO Aircraft Holdings, Inc.*	76,005

		10,958,376

Air Freight & Logistics (0.6%):
3,741	Air Transport Services Group, Inc.*	87,764
1,400	Atlas Air Worldwide Holdings, Inc.*	38,598
3,518	C.H. Robinson Worldwide, Inc.	275,108
1,026	Echo Global Logistics, Inc.*	21,238
3,621	Expeditors International of Washington, Inc.	282,510
4,109	FedEx Corp.	621,322
1,079	Forward Air Corp.	75,476
1,993	Hub Group, Inc., Class A*	102,221
3,266	Radiant Logistics, Inc.*	18,192
10,010	United Parcel Service, Inc., Class B	1,171,771
4,309	XPO Logistics, Inc.*	343,427

		3,037,627

Airlines (0.7%):
5,679	Alaska Air Group, Inc.	384,752
858	Allegiant Travel Co.	149,326
6,467	American Airlines Group, Inc.	185,474
1,140	Copa Holdings SA, Class A	123,211
11,193	Delta Air Lines, Inc.	654,566
2,644	Hawaiian Holdings, Inc.	77,443

Shares		Fair Value
Common Stocks, continued
Airlines, continued
7,697	JetBlue Airways Corp.*	$144,088
2,917	SkyWest, Inc.	188,526
8,851	Southwest Airlines Co.	477,777
3,618	Spirit Airlines, Inc.*	145,842
8,909	United Airlines Holdings, Inc.*	784,793

		3,315,798

Auto Components (0.6%):
2,780	Adient plc*	59,075
8,138	American Axle & Manufacturing Holdings, Inc.*	87,565
5,014	Aptiv plc	476,180
3,249	Autoliv, Inc.	274,248
6,472	BorgWarner, Inc.	280,755
2,411	Cooper Tire & Rubber Co.	69,316
1,256	Cooper-Standard Holding, Inc.*	41,649
8,752	Dana, Inc.	159,286
2,123	Delphi Technologies plc*	27,238
1,395	Dorman Products, Inc.*	105,629
1,599	Fox Factory Holding Corp.*	111,242
1,259	Garrett Motion, Inc.*	12,577
9,029	Gentex Corp.	261,660
1,620	Gentherm, Inc.*	71,912
10,334	Goodyear Tire & Rubber Co.	160,745
1,365	Horizon Global Corp.*	4,764
1,015	LCI Industries	108,737
2,642	Lear Corp.	362,483
3,637	Modine Manufacturing Co.*	28,005
1,190	Motorcar Parts of America, Inc.*	26,216
1,436	Standard Motor Products, Inc.	76,424
1,582	Stoneridge, Inc.*	46,384
275	Strattec Security Corp.	6,108
3,917	Tenneco, Inc.	51,313
3,249	Veoneer, Inc.*^	50,749
986	Visteon Corp.*	85,378
1,621	VOXX International Corp.*	7,100

		3,052,738

Automobiles (0.5%):
72,805	Ford Motor Co.	677,087
31,998	General Motors Co.	1,171,126
7,220	Harley-Davidson, Inc.	268,512
429	Tesla, Inc.*	179,464
1,652	Winnebago Industries, Inc.	87,523

		2,383,712

Banks (7.1%):
1,278	1st Source Corp.	66,303
504	ACNB Corp.	19,061
954	Allegiance Bancshares, Inc.*	35,870
661	American National Bankshares, Inc.	26,156
587	American River Bankshares	8,729
2,629	Ameris Bancorp	111,838
704	Ames National Corp.	19,754
958	Arrow Financial Corp.	36,212
5,524	Associated Banc-Corp.	121,749
1,160	Atlantic Capital Bancshares, Inc.*	21,286
4,019	Atlantic Union Bankshares Corp.	150,913
2,876	Banc of California, Inc.	49,410
1,639	BancFirst Corp.	102,339

See accompanying notes to the financial statements.

4

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Banks, continued
2,831	Bancorp, Inc. (The)*	$36,718
2,523	BancorpSouth Bank	79,247
96,505	Bank of America Corp.	3,398,907
899	Bank of Commerce Holdings	10,401
1,489	Bank of Hawaii Corp.	141,693
902	Bank of Marin Bancorp	40,635
2,800	Bank of Nt Butterfield & Son, Ltd. (The)	103,656
4,810	Bank OZK	146,729
2,950	BankUnited, Inc.	107,852
1,829	Banner Corp.	103,503
1,189	Bar Harbor Bankshares	30,189
842	BCB Bancorp, Inc.	11,611
2,598	Berkshire Hills Bancorp, Inc.	85,422
1,780	BOK Financial Corp.	155,572
5,245	Boston Private Financial Holdings, Inc.	63,097
668	Bridge Bancorp, Inc.	22,398
5,107	Brookline Bancorp, Inc.	84,061
1,162	Bryn Mawr Bank Corp.	47,921
977	Byline BanCorp, Inc.	19,120
74	C&F Financial Corp.	4,094
5,075	Cadence Bancorp	92,010
843	Camden National Corp.	38,829
1,309	Capital City Bank Group, Inc.	39,925
1,092	Carolina Financial Corp.	47,207
3,399	Cathay General Bancorp	129,332
1,225	CBTX, Inc.	38,122
5,698	CenterState Bank Corp.	142,336
1,402	Central Pacific Financial Corp.	41,471
933	Central Valley Community Bancorp	20,218
273	Century Bancorp, Inc.	24,559
377	Chemung Financial Corp.	16,023
2,299	CIT Group, Inc.	104,903
24,885	Citigroup, Inc.	1,988,063
943	Citizens & Northern Corp.	26,640
5,861	Citizens Financial Group, Inc.	238,015
552	Citizens Holding Co.	12,078
904	City Holding Co.	74,083
938	Civista Bancshares, Inc.	22,512
735	CNB Financial Corp.	24,020
85	Codorus Valley Bancorp, Inc.	1,958
56	Colony Bankcorp, Inc.	924
3,326	Columbia Banking System, Inc.	135,318
2,543	Comerica, Inc.	182,460
3,237	Commerce Bancshares, Inc.^	219,922
1,393	Community Bank System, Inc.	98,819
1,325	Community Trust Bancorp, Inc.	61,798
2,266	ConnectOne Bancorp, Inc.	58,282
1,451	Cullen/Frost Bankers, Inc.	141,879
1,643	Customers Bancorp, Inc.*	39,120
5,350	CVB Financial Corp.	115,453
1,882	Eagle Bancorp, Inc.	91,522
4,316	East West Bancorp, Inc.	210,189
1,229	Enterprise Financial Services Corp.	59,250
682	Equity Bancshares, Inc.*	21,053
312	Evans Bancorp, Inc.	12,511
13,238	F.N.B. Corp.	168,123
1,329	Farmers National Banc Corp.	21,689

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,542	FB Financial Corp.	$61,048
13,546	Fifth Third Bancorp	416,404
1,053	Financial Institutions, Inc.	33,801
752	First Bancorp	30,012
10,711	First Bancorp	113,429
814	First Bancorp, Inc.	24,607
611	First Bancshares, Inc. (The)	21,703
2,931	First Busey Corp.	80,603
664	First Business Financial Services, Inc.	17,483
365	First Citizens BancShares, Inc., Class A	194,257
5,424	First Commonwealth Financial Corp.	78,702
1,419	First Community Bankshares	44,017
5,037	First Financial Bancorp	128,141
4,532	First Financial Bankshares, Inc.	159,073
536	First Financial Corp.	24,506
733	First Financial Northwest, Inc.	10,951
1,996	First Foundation, Inc.	34,730
1,512	First Hawaiian, Inc.	43,621
11,600	First Horizon National Corp.	192,096
1,244	First Interstate BancSystem, Class A	52,148
1,606	First Merchants Corp.	66,794
660	First Mid Bancshares, Inc.	23,265
4,022	First Midwest Bancorp, Inc.	92,747
1,573	First of Long Island Corp. (The)	39,451
2,517	First Republic Bank	295,622
2,253	Flushing Financial Corp.	48,676
322	Franklin Financial Network, Inc.	11,054
5,044	Fulton Financial Corp.	87,917
1,315	German American Bancorp, Inc.	46,840
3,017	Glacier Bancorp, Inc.	138,752
1,035	Great Southern Bancorp, Inc.	65,536
2,353	Great Western Bancorp, Inc.	81,743
4,107	Hancock Whitney Corp.	180,215
2,408	Hanmi Financial Corp.	48,148
3,310	HarborOne BanCorp, Inc.*	36,377
41	Hawthorn Bancshares, Inc.	1,046
1,853	Heartland Financial USA, Inc.	92,168
1,197	Heritage Financial Corp.	33,875
2,010	Hertiage Commerce Corp.	25,788
5,680	Hilltop Holdings, Inc.	141,602
4,922	Home Bancshares, Inc.	96,767
1,540	Hometrust Bancshares, Inc.	41,318
6,189	Hope BanCorp, Inc.	91,969
2,112	Horizon Bancorp	40,128
17,399	Huntington Bancshares, Inc.	262,377
1,730	IBERIABANK Corp.	129,456
929	Independent Bank Corp.	77,339
855	Independent Bank Corp.	19,366
2,071	Independent Bank Group, Inc.	114,816
3,359	International Bancshares Corp.	144,672
10,187	Investors Bancorp, Inc.	121,378
50,280	JPMorgan Chase & Co.	7,009,033
9,622	KeyCorp	194,749
2,859	Lakeland Bancorp, Inc.	49,689
1,656	Lakeland Financial Corp.	81,028
501	Landmark Bancorp, Inc.	12,550
712	LCNB Corp.	13,742

See accompanying notes to the financial statements.

5

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Banks, continued
2,207	Live Oak Bancshares, Inc.	$41,955
2,041	M&T Bank Corp.	346,460
2,571	Macatawa Bank Corp.	28,615
1,293	Mercantile Bank Corp.	47,156
241	Midland States BanCorp, Inc.	6,979
638	MidWestone Financial Group, Inc.	23,115
570	MutualFirst Financial, Inc.	22,612
1,805	National Bank Holdings Corp.	63,572
514	National Bankshares, Inc.	23,094
2,353	NBT Bancorp, Inc.	95,438
373	Nicolet Bankshares, Inc.*	27,546
510	Northrim Bancorp, Inc.	19,533
511	Norwood Financial Corp.	19,878
3,309	OFG Bancorp	78,125
440	Ohio Valley Banc Corp.	17,433
7,959	Old National Bancorp	145,570
2,225	Old Second Bancorp, Inc.	29,971
1,951	Opus Bank	50,472
550	Origin BanCorp, Inc.	20,812
638	Orrstown Financial Services, Inc.	14,432
1,205	Pacific Mercantile Bancorp*	9,785
3,086	Pacific Premier Bancorp, Inc.	100,619
2,447	PacWest Bancorp	93,647
784	Park National Corp.	80,266
1,165	Peapack-Gladstone Financial Corp.	35,999
546	Penns Woods Bancorp, Inc.	19,416
608	Peoples Bancorp of NC	19,973
1,361	Peoples Bancorp, Inc.	47,172
11,228	People’s United Financial, Inc.	189,753
749	People’s Utah BanCorp	22,560
2,297	Pinnacle Financial Partners, Inc.	147,008
5,024	PNC Financial Services Group, Inc.	801,981
2,484	Popular, Inc.	145,936
878	Preferred Bank Los Angeles	52,759
945	Premier Financial Bancorp, Inc.	17,142
3,603	Prosperity Bancshares, Inc.	259,020
606	QCR Holdings, Inc.	26,579
487	Rbb BanCorp	10,310
17,681	Regions Financial Corp.	303,406
2,997	Renasant Co.	106,154
1,417	Republic Bancorp, Inc., Class A	66,316
1,468	S & T Bancorp, Inc.	59,146
148	Salisbury Bancorp, Inc.	6,759
1,838	Sandy Spring Bancorp, Inc.	69,623
1,879	Seacoast Banking Corp of Florida*	57,441
1,252	Select Bancorp, Inc.*	15,400
2,629	ServisFirst Bancshares, Inc.	99,061
1,113	Shore Bancshares, Inc.	19,322
1,028	Sierra Bancorp	29,935
933	Signature Bank	127,457
4,534	Simmons First National Corp., Class A	121,466
1,131	South State Corp.	98,114
2,003	Southern National Bancorp	32,749
2,264	Southside Bancshares, Inc.	84,085
7,203	Sterling Bancorp	151,839
1,432	Stock Yards Bancorp, Inc.	58,798
557	Summit Financial Group, Inc.	15,089

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,390	SVB Financial Group*	$348,946
5,125	Synovus Financial Corp.	200,900
6,322	TCF Financial Corp.	295,870
1,633	Texas Capital Bancshares, Inc.*	92,705
490	Tompkins Financial Corp.	44,835
3,776	TowneBank	105,048
1,726	TriCo Bancshares	70,438
2,154	Tristate Capital Holdings, Inc.*	56,262
1,501	Triumph BanCorp, Inc.*	57,068
13,468	Truist Financial Corp.	758,518
3,028	Trustmark Corp.	104,496
98	Two River Bancorp(a)	2,195
17,207	U.S. Bancorp	1,020,203
2,075	UMB Financial Corp.	142,428
6,312	Umpqua Holdings Corp.	111,722
4,048	United Bankshares, Inc.	156,496
3,244	United Community Banks, Inc.	100,175
1,190	United Security Bancshares	12,769
42	Unity Bancorp, Inc.	948
1,914	Univest Financial Corp.	51,257
13,568	Valley National Bancorp	155,354
1,733	Veritex Holdings, Inc.	50,482
1,113	Washington Trust Bancorp	59,868
2,517	Webster Financial Corp.	134,307
64,624	Wells Fargo & Co.	3,476,772
2,998	WesBanco, Inc.	113,294
1,062	West Bancorp	27,219
1,287	Westamerica Bancorp	87,220
3,900	Western Alliance Bancorp	222,300
2,102	Wintrust Financial Corp.	149,032
2,669	Zions Bancorp	138,574

		35,114,941

Beverages (1.4%):
185	Boston Beer Co., Inc. (The), Class A*	69,902
1,635	Brown-Forman Corp., Class A	102,629
4,793	Brown-Forman Corp., Class B	324,007
48,017	Coca-Cola Co. (The)	2,657,741
285	Coca-Cola Consolidated, Inc.	80,954
1,620	Constellation Brands, Inc., Class C	307,395
787	Craft Brewers Alliance, Inc.*	12,986
2,891	Keurig Dr Pepper, Inc.	83,694
615	MGP Ingredients, Inc.	29,797
3,243	Molson Coors Brewing Co., Class B	174,798
4,703	Monster Beverage Corp.*	298,876
1,132	National Beverage Corp.*^	57,755
19,743	PepsiCo, Inc.	2,698,275
876	Primo Water Corp.*	9,833

		6,908,642

Biotechnology (1.9%):
16,064	AbbVie, Inc.	1,422,306
3,743	Achillion Pharmaceuticals, Inc.*	22,570
3,866	Acorda Therapeutics, Inc.*	7,887
3,964	Adverum Biotechnologies, Inc.*	45,665
436	Agios Pharmaceuticals, Inc.*	20,819
7,184	Akebia Therapeutics, Inc.*	45,403
3,451	Alexion Pharmaceuticals, Inc.*	373,226
1,012	Alkermes plc*	20,645

See accompanying notes to the financial statements.

6

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
1,987	Alnylam Pharmaceuticals, Inc.*	$228,843
2,354	AMAG Pharmaceuticals, Inc.*^	28,648
9,024	Amgen, Inc.	2,175,415
955	Anaptysbio, Inc.*	15,519
2,151	Arena Pharmaceuticals, Inc.*	97,698
1,907	Atara Biotherapeutics, Inc.*	31,408
2,471	Audentes Therapeutics, Inc.*	147,865
2,548	Biogen, Inc.*	756,067
1,108	BioMarin Pharmaceutical, Inc.*	93,681
506	Bluebird Bio, Inc.*	44,402
718	Concert Pharmaceuticals, Inc.*	6,624
1,545	Deciphera Pharmaceuticals, Inc.*	96,161
1,534	Denali Therapeutics, Inc.*^	26,722
233	Eagle Pharmaceuticals, Inc.*	13,999
1,249	Emergent Biosolutions, Inc.*	67,384
1,013	Enanta Pharmaceuticals, Inc.*	62,583
2,306	Epizyme, Inc.*	56,728
785	Exact Sciences Corp.*	72,597
6,986	Exelixis, Inc.*	123,093
2,400	Five Prime Therapeutics, Inc.*	11,016
1,432	G1 Therapeutics, Inc.*	37,848
17,621	Gilead Sciences, Inc.	1,145,012
1,929	Global Blood Therapeutics, Inc.*	153,336
779	Glycomimetics Industries*	4,121
966	Incyte Corp.*	84,351
953	Insmed, Inc.*	22,758
2,177	Intellia Therapeutics, Inc.*	31,937
945	Ionis Pharmaceuticals, Inc.*	57,087
2,043	Iovance Biotherapeutics, Inc.*	56,550
1,605	Karyopharm Therapeutics, Inc.*	30,768
1,263	Kura Oncology, Inc.*	17,366
526	Ligand Pharmaceuticals, Inc., Class B*	54,857
1,449	Macrogenics, Inc.*	15,765
194	Madrigal Pharmaceuticals, Inc.*	17,675
4,868	Momenta Pharmaceuticals, Inc.*	96,046
3,689	Myriad Genetics, Inc.*	100,451
1,067	Neurocrine Biosciences, Inc.*	114,692
1,522	ObsEva SA*	5,814
10,235	OPKO Health, Inc.*^	15,045
9,565	PDL BioPharma, Inc.*	31,038
1,720	Prothena Corp. plc*	27,228
687	Regeneron Pharmaceuticals, Inc.*	257,955
1,384	Regenxbio, Inc.*	56,702
1,271	Repligen Corp.*	117,568
1,882	Retrophin, Inc.*	26,724
1,053	Rhythm Pharmaceuticals, Inc.*	24,177
2,600	Rocket Pharmaceuticals, Inc.*	59,176
6,888	Sangamo Therapeutics, Inc.*	57,653
1,210	Seattle Genetics, Inc.*	138,255
2,126	Spectrum Pharmaceuticals, Inc.*	7,739
1,559	United Therapeutics Corp.*	137,317
2,321	Vanda Pharmaceuticals, Inc.*	38,088
841	Vertex Pharmaceuticals, Inc.*	184,137
2,446	Xencor, Inc.*	84,118

		9,424,328

Shares		Fair Value
Common Stocks, continued
Building Products (0.7%):
3,264	A.O. Smith Corp.	$155,497
1,915	AAON, Inc.	94,620
2,557	Advanced Drainage Systems, Inc.	99,314
1,995	Allegion plc	248,457
1,083	American Woodmark Corp.*	113,184
1,085	Apogee Enterprises, Inc.	35,263
1,778	Armstrong Flooring, Inc.*	7,592
734	Armstrong World Industries, Inc.	68,974
5,385	Builders FirstSource, Inc.*	136,833
2,571	Continental Building Products, Inc.*	93,662
3,362	Cornerstone Building Brands, Inc.*	28,611
889	Csw Industrials, Inc.	68,453
4,434	Fortune Brands Home & Security, Inc.	289,718
1,576	Gibraltar Industries, Inc.*	79,493
2,893	Griffon Corp.	58,815
1,209	Insteel Industries, Inc.	25,981
4,386	Jeld-Wen Holding, Inc.*	102,676
8,866	Johnson Controls International plc	360,934
617	Lennox International, Inc.	150,529
3,994	Masco Corp.	191,672
1,451	Masonite International Corp.*	104,777
5,086	Owens Corning, Inc.	331,200
1,648	Patrick Industries, Inc.	86,405
3,615	PGT Innovations, Inc.*	53,900
1,925	Quanex Building Products Corp.	32,879
5,228	Resideo Technologies, Inc.*	62,370
1,453	Simpson Manufacturing Co., Inc.	116,574
1,002	Trex Co., Inc.*	90,060
2,820	Universal Forest Products, Inc.	134,514

		3,422,957

Capital Markets (2.6%):
2,645	Affiliated Managers Group, Inc.	224,137
2,626	Ameriprise Financial, Inc.	437,439
1,834	Ares Management Corp., Class A	65,455
2,502	Artisan Partners Asset Management, Inc., Class A	80,865
10,085	Bank of New York Mellon Corp. (The)	507,578
14,937	BGC Partners, Inc., Class A	88,726
1,035	BlackRock, Inc., Class A	520,295
2,377	Blucora, Inc.*	62,135
3,965	Brightsphere Investment Group, Inc.	40,522
1,779	Cboe Global Markets, Inc.	213,480
12,920	Charles Schwab Corp. (The)	614,475
2,686	CME Group, Inc.	539,134
2,934	Cohen & Steers, Inc.	184,138
190	Diamond Hill Investment Group	26,687
2,917	Donnelley Financial Solutions, Inc.*	30,541
5,873	E*TRADE Financial Corp.	266,458
3,982	Eaton Vance Corp.	185,920
796	FactSet Research Systems, Inc.	213,567
4,054	Federated Investors, Inc., Class B	132,120
5,534	Franklin Resources, Inc.	143,773
3,237	Gain Capital Holdings, Inc.^	12,786
388	GAMCO Investors, Inc., Class A	7,562
3,627	Goldman Sachs Group, Inc.	833,955

See accompanying notes to the financial statements.

7

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
1,743	Greenhill & Co., Inc.	$29,770
211	Hennessy Advisors, Inc.	2,127
1,166	Houlihan Lokey, Inc.	56,982
2,679	Interactive Brokers Group, Inc., Class A	124,895
4,301	Intercontinental Exchange, Inc.	398,058
597	INTL FCStone, Inc.*	29,152
13,284	Invesco, Ltd.	238,846
4,134	Janus Henderson Group plc	101,076
10,552	Ladenburg Thalmann Financial Services, Inc.	36,721
3,497	Lazard, Ltd., Class A	139,740
2,912	Legg Mason, Inc.	104,570
3,166	LPL Financial Holdings, Inc.	292,064
628	MarketAxess Holdings, Inc.	238,081
1,429	Moelis & Co., Class A	45,614
2,453	Moody’s Corp.	582,367
18,789	Morgan Stanley	960,493
1,357	Morningstar, Inc.	205,328
1,253	MSCI, Inc.	323,500
3,324	Nasdaq, Inc.	356,000
3,367	Northern Trust Corp.	357,710
1,024	Oppenheimer Holdings, Class A	28,140
784	Piper Jaffray Cos., Inc.	62,673
940	PJT Partners, Inc.	42,422
1,113	Pzena Investment Management, Inc.	9,594
3,034	Raymond James Financial, Inc.	271,422
3,572	S&P Global, Inc.	975,334
3,335	SEI Investments Co.	218,376
660	Silvercrest Asset Management Group, Inc., Class A	8,303
3,927	State Street Corp.	310,626
2,637	Stifel Financial Corp.	159,934
4,497	T. Rowe Price Group, Inc.	547,914
2,299	TD Ameritrade Holding Corp.	114,260
1,429	Virtu Financial, Inc., Class A	22,850
438	Virtus Investment Partners, Inc.	53,313
5,362	Waddell & Reed Financial, Inc., Class A	89,653
425	Westwood Holdings, Inc.	12,589
7,874	WisdomTree Investments, Inc.	38,110

		13,020,355

Chemicals (2.1%):
2,746	AdvanSix, Inc.*	54,810
2,624	Air Products & Chemicals, Inc.	616,613
4,125	Albemarle Corp.	301,290
1,157	American Vanguard Corp.	22,527
2,194	Ashland Global Holdings, Inc.	167,907
3,752	Axalta Coating Systems, Ltd.*	114,061
1,138	Balchem Corp.	115,655
2,532	Cabot Corp.	120,321
3,318	Celanese Corp., Series A	408,512
4,613	CF Industries Holdings, Inc.	220,225
733	Chase Corp.	86,846
4,033	Chemours Co. (The)	72,957
578	Core Molding Technologies, Inc.*	1,879
8,214	Corteva, Inc.	242,806
10,218	Dow, Inc.	559,231
8,214	DuPont de Nemours, Inc.	527,339
3,749	Eastman Chemical Co.	297,146

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
2,888	Ecolab, Inc.	$557,355
13,216	Element Solutions, Inc.*	154,363
5,990	Ferro Corp.*	88,832
2,310	FMC Corp.	230,584
3,222	Futurefuel Corp.	39,921
3,313	GCP Applied Technologies, Inc.*	75,238
1,438	H.B. Fuller Co.	74,158
9,602	Huntsman Corp.	231,984
962	Ingevity Corp.*	84,060
1,620	Innophos Holdings, Inc.	51,808
571	Innospec, Inc.	59,064
1,701	International Flavors & Fragrances, Inc.	219,463
14,982	Intrepid Potash, Inc.*	40,601
783	Koppers Holdings, Inc.*	29,926
2,348	Kraton Corp.*	59,451
4,741	Kronos Worldwide, Inc.	63,529
4,500	Linde plc	958,050
2,160	Livent Corp.*	18,468
1,233	LSB Industries, Inc.*	5,179
5,319	LyondellBasell Industries NV, Class A	502,539
1,816	Minerals Technologies, Inc.	104,656
5,492	Mosaic Co. (The)	118,847
441	NewMarket Corp.	214,555
7,103	Olin Corp.	122,527
2,346	Omnova Solutions, Inc.*	23,718
3,051	PolyOne Corp.	112,246
3,333	PPG Industries, Inc.	444,922
1,630	PQ Group Holdings, Inc.*	28,003
368	Quaker Chemical Corp.	60,543
3,631	Rayonier Advanced Materials, Inc.	13,943
2,581	RPM International, Inc.	198,118
1,648	Scotts Miracle-Gro Co. (The)	174,985
1,975	Sensient Technologies Corp.	130,528
1,137	Sherwin Williams Co.	663,484
893	Stepan Co.	91,479
1,627	Trecora Resources*	11,633
1,070	Tredegar Corp.	23,915
2,086	Trinseo SA	77,620
4,906	Tronox Holdings plc, Class A	56,027
6,023	Valvoline, Inc.	128,952
4,276	Venator Materials plc*	16,377
1,439	W.R. Grace & Co.	100,514
1,636	Westlake Chemical Corp.	114,765

		10,507,055

Commercial Services & Supplies (1.1%):
2,302	ABM Industries, Inc.	86,808
2,927	ACCO Brands Corp.	27,397
3,173	Advanced Disposal Services, Inc.*	104,297
4,271	ARC Document Solutions, Inc.*	5,937
1,844	Brady Corp., Class A	105,587
1,144	Brink’s Co. (The)	103,738
1,028	Casella Waste Systems, Inc.*	47,319
2,003	CECO Environmental Corp.*	15,343
912	Cimpress plc*	114,702
1,976	Cintas Corp.	531,702
5,206	Civeo Corp.*	6,716

See accompanying notes to the financial statements.

8

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
2,044	Clean Harbors, Inc.*	$175,273
4,259	Copart, Inc.*	387,313
5,346	Covanta Holding Corp.	79,335
859	Deluxe Corp.	42,881
1,613	Ennis, Inc.	34,921
2,148	Healthcare Services Group, Inc.	52,239
1,042	Heritage-Crystal Clean, Inc.*	32,688
2,205	Herman Miller, Inc.	91,838
2,271	HNI Corp.	85,072
4,215	IAA, Inc.*	198,358
4,002	Interface, Inc.	66,393
5,118	KAR Auction Services, Inc.	111,521
2,829	Kimball International, Inc., Class B	58,475
2,754	Knoll, Inc.	69,566
1,875	Matthews International Corp., Class A	71,569
1,011	McGrath Rentcorp	77,382
2,162	Mobile Mini, Inc.	81,961
1,035	MSA Safety, Inc.	130,783
1,552	NL Industries, Inc.*	6,068
1,763	PICO Holdings, Inc.*	19,605
8,238	Pitney Bowes, Inc.	33,199
2,606	Quad Graphics, Inc.	12,170
6,273	Republic Services, Inc., Class A	562,249
4,020	Rollins, Inc.	133,303
2,114	RR Donnelley & Sons Co.	8,350
1,467	SP Plus Corp.*	62,245
5,403	Steelcase, Inc., Class A	110,545
1,563	Stericycle, Inc.*	99,735
1,534	Team, Inc.*	24,498
1,842	Tetra Tech, Inc.	158,707
542	UniFirst Corp.	109,473
1,141	US Ecology, Inc.	66,075
1,003	Viad Corp.	67,703
824	Vse Corp.	31,345
7,973	Waste Management, Inc.	908,604

		5,410,988

Communications Equipment (1.1%):
1,772	Acacia Communications, Inc.*	120,159
2,109	ADTRAN, Inc.	20,858
752	Applied Optoelectronics, Inc.*^	8,934
976	Arista Networks, Inc.*	198,518
1,829	CalAmp Corp.*	17,522
2,202	Calix, Inc.*	17,616
4,939	Ciena Corp.*	210,846
57,588	Cisco Systems, Inc.	2,761,921
6,102	CommScope Holding Co., Inc.*	86,587
316	Communications Systems, Inc.	1,950
1,822	Comtech Telecommunications Corp.	64,663
1,262	Digi International, Inc.*	22,363
1,548	EchoStar Corp., Class A*	67,044
1,189	EMCORE Corp.*	3,615
1,678	F5 Networks, Inc.*	234,333
7,060	Harmonic, Inc.*	55,068
11,833	Infinera Corp.*	93,954
1,013	InterDigital, Inc.	55,198
7,807	Juniper Networks, Inc.	192,286
909	KVH Industries, Inc.*	10,117

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
1,533	Lumentum Holdings, Inc.*	$121,567
2,594	Motorola Solutions, Inc.	417,997
2,444	NETGEAR, Inc.*	59,902
3,156	NetScout Systems, Inc.*	75,965
360	Palo Alto Networks, Inc.*	83,250
807	Plantronics, Inc.	22,063
3,679	Ribbon Communications, Inc.*	11,405
583	Ubiquiti, Inc.	110,175
2,004	ViaSat, Inc.*	146,683
6,628	Viavi Solutions, Inc.*	99,420

		5,391,979

Construction & Engineering (0.4%):
5,463	AECOM*	235,620
800	Aegion Corp.*	17,896
2,172	Ameresco, Inc., Class A*	38,010
1,719	Arcosa, Inc.	76,581
1,245	Argan, Inc.	49,974
1,358	Comfort Systems USA, Inc.	67,696
2,183	Construction Partners, Inc., Class A*	36,827
1,425	Dycom Industries, Inc.*	67,189
2,278	EMCOR Group, Inc.	196,591
2,848	Fluor Corp.	53,770
2,377	Granite Construction, Inc.^	65,772
5,343	Great Lakes Dredge & Dock Co.*	60,536
1,221	IES Holdings, Inc.*	31,331
2,447	Jacobs Engineering Group, Inc.	219,814
3,504	MasTec, Inc.*	224,818
1,578	MYR Group, Inc.*	51,427
574	NV5 Global, Inc.*	28,958
2,101	Orion Group Holdings, Inc.*	10,904
3,094	Primoris Services Corp.	68,811
5,039	Quanta Services, Inc.	205,138
2,791	Tutor Perini Corp.*	35,892
568	Valmont Industries, Inc.	85,075
1,311	Williams Industrial Services Group, Inc.*	2,255
5,058	Willscot Corp.*	93,522

		2,024,407

Construction Materials (0.2%):
961	Eagle Materials, Inc., Class A	87,124
1,145	Martin Marietta Materials, Inc.	320,188
5,020	Summit Materials, Inc., Class A*	119,978
1,308	U.S. Concrete, Inc.*	54,491
353	U.S. Lime & Minerals, Inc.	31,876
2,021	Vulcan Materials Co.	291,004

		904,661

Consumer Finance (1.0%):
8,927	Ally Financial, Inc.	272,809
9,821	American Express Co.	1,222,615
144	Asta Funding, Inc.*	1,488
6,037	Capital One Financial Corp.	621,267
1,912	Consumer Portfolio Services, Inc.*	6,443
600	Credit Acceptance Corp.*	265,398
8,319	Discover Financial Services	705,617
2,110	Encore Capital Group, Inc.*	74,610
1,910	Enova International, Inc.*	45,955
3,948	EZCORP, Inc., Class A*	26,925

See accompanying notes to the financial statements.

9

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Consumer Finance, continued
1,460	Firstcash, Inc.	$117,720
1,425	Green Dot Corp., Class A*	33,203
5,431	LendingClub Corp.*	68,539
9,170	Navient Corp.	125,446
1,462	Nelnet, Inc., Class A	85,147
750	Nicholas Financial, Inc.*	6,180
5,999	Onemain Holdings, Inc.	252,858
2,661	PRA Group, Inc.*	96,594
960	Regional Mgmt Corp.*	28,829
10,164	Santander Consumer USA Holdings, Inc.	237,533
13,802	SLM Corp.	122,976
16,752	Synchrony Financial	603,240
505	World Acceptance Corp.*	43,632

		5,065,024

Containers & Packaging (0.7%):
21,700	Amcor plc	235,228
2,245	AptarGroup, Inc.	259,567
1,901	Avery Dennison Corp.	248,689
6,530	Ball Corp.	422,294
4,116	Berry Global Group, Inc.*	195,469
3,346	Crown Holdings, Inc.*	242,719
14,726	Graphic Packaging Holding Co.	245,188
1,930	Greif, Inc., Class A	85,306
1,110	Greif, Inc., Class B	57,465
8,729	International Paper Co.	401,970
2,608	Myers Industries, Inc.	43,501
9,463	O-I Glass, Inc.	112,894
2,537	Packaging Corp. of America	284,119
3,591	Sealed Air Corp.	143,030
5,030	Silgan Holdings, Inc.	156,332
4,589	Sonoco Products Co.	283,233
538	UFP Technologies, Inc.*	26,690
4,190	WestRock Co.	179,793

		3,623,487

Distributors (0.2%):
2,074	Core Markt Holdngs Co., Inc.	56,392
3,288	Genuine Parts Co.	349,284
6,871	LKQ Corp.*	245,295
973	Pool Corp.	206,646
811	Weyco Group, Inc.	21,451

		879,068

Diversified Consumer Services (0.3%):
1,744	Adtalem Global Education, Inc.*	60,988
1,304	American Public Education, Inc.*	35,717
1,375	Bright Horizons Family Solutions, Inc.*	206,648
2,522	Career Education Corp.*	46,380
1,464	Carriage Services, Inc.	37,478
467	Chegg, Inc.*	17,704
506	Collectors Universe, Inc.	11,663
1,726	Frontdoor, Inc.*	81,847
112	Graham Holdings Co., Class B	71,567
1,763	Grand Canyon Education, Inc.*	168,878
5,239	H&R Block, Inc.	123,012
8,803	Houghton Mifflin Harcourt Co.*	55,019
2,988	K12, Inc.*	60,806
3,406	Laureate Education, Inc.*	59,980

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services, continued
1,309	Regis Corp.*	$23,392
6,510	Service Corp. International	299,654
3,452	ServiceMaster Global Holdings, Inc.*	133,454
925	Strategic Education, Inc.	146,983
1,696	Universal Technical Institute, Inc.*	13,076
1,419	WW International, Inc.*	54,220

		1,708,466

Diversified Financial Services (1.1%):
22,020	Berkshire Hathaway, Inc., Class B*	4,987,530
2,704	Cannae Holdings, Inc.*	100,562
6,246	Jefferies Financial Group, Inc.	133,477
827	Marlin Business Services, Inc.	18,177
4,869	On Deck Capital, Inc.*	20,158
2,777	Voya Financial, Inc.	169,341

		5,429,245

Diversified Telecommunication Services (2.7%):
398	Anterix, Inc.*	17,198
180,809	AT&T, Inc.	7,066,016
1,019	ATN International, Inc.	56,442
33,705	CenturyLink, Inc.	445,243
3,035	Cincinnati Bell, Inc.*	31,776
1,533	Cogent Communications Holdings, Inc.	100,887
4,558	Consolidated Communications Holdings, Inc.	17,685
1,573	Frontier Communications Corp.*	1,399
1,994	IDT Corp.*	14,377
2,626	Intelsat S.A.*	18,461
4,575	Iridium Communications, Inc.*	112,728
4,045	Orbcomm, Inc.*	17,029
84,538	Verizon Communications, Inc.	5,190,633
5,536	Vonage Holdings Corp.*	41,022
7,609	Zayo Group Holdings, Inc.*	263,652

		13,394,548

Electric Utilities (1.6%):
1,218	ALLETE, Inc.	98,865
3,448	Alliant Energy Corp.	188,675
5,589	American Electric Power Co., Inc.	528,216
1,163	Avangrid, Inc.	59,499
8,111	Duke Energy Corp.	739,804
4,082	Edison International	307,824
1,593	El Paso Electric Co.	108,149
2,217	Entergy Corp.	265,597
3,485	Evergy, Inc.	226,839
4,208	Eversource Energy	357,975
10,867	Exelon Corp.	495,427
7,887	FirstEnergy Corp.	383,308
1,272	Genie Energy, Ltd., Class B	9,833
3,281	Hawaiian Electric Industries, Inc.	153,748
1,676	IDA Corp., Inc.	178,997
1,426	MGE Energy, Inc.	112,397
5,402	NextEra Energy, Inc.	1,308,147
3,593	OGE Energy Corp.	159,781
1,672	Otter Tail Corp.	85,757
1,175	PG&E Corp.*	12,772
1,787	Pinnacle West Capital Corp.	160,705
2,755	PNM Resources, Inc.	139,706
2,522	Portland General Electric Co.	140,702

See accompanying notes to the financial statements.

10

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
11,330	PPL Corp.	$406,520
10,893	Southern Co. (The)	693,884
6,176	Xcel Energy, Inc.	392,114

		7,715,241

Electrical Equipment (0.8%):
2,009	Acuity Brands, Inc.	277,242
926	Allied Motion Technologies, Inc.	44,911
4,662	AMETEK, Inc.	464,988
2,063	Atkore International Group, Inc.*	83,469
1,175	AZZ, Inc.	53,991
4,820	Eaton Corp. plc	456,550
8,538	Emerson Electric Co.	651,108
1,159	Encore Wire Corp.	66,527
1,495	EnerSys	111,871
2,333	Generac Holdings, Inc.*	234,676
1,858	Hubbell, Inc.	274,650
1,831	LSI Industries, Inc.	11,078
5,836	nVent Electric plc	149,285
606	Powell Industries, Inc.	29,688
400	Preformed Line Products Co.	24,140
1,766	Regal-Beloit Corp.	151,187
2,197	Rockwell Automation, Inc.	445,266
5,452	Sensata Technologies Holding plc*	293,699
4,883	Sunrun, Inc.*	67,434
1,298	Thermon Group Holdings, Inc.*	34,786
1,704	Tpi Composites, Inc.*	31,541

		3,958,087

Electronic Equipment, Instruments & Components (1.4%):
3,911	Amphenol Corp., Class A	423,287
1,693	Anixter International, Inc.*	155,925
2,582	Arlo Technologies, Inc.*	10,870
2,934	Arrow Electronics, Inc.*	248,627
2,249	Avnet, Inc.	95,448
6,994	AVX Corp.	143,167
1,234	Badger Meter, Inc.	80,124
550	Bel Fuse, Inc., Class B	11,275
2,425	Belden, Inc.	133,375
1,721	Benchmark Electronics, Inc.	59,134
3,072	CDW Corp.	438,803
1,759	Cognex Corp.	98,574
687	Coherent, Inc.*	114,282
13,544	Corning, Inc.	394,266
1,576	CTS Corp.	47,296
2,838	Daktronics, Inc.	17,283
1,977	Dolby Laboratories, Inc., Class A	136,018
876	ePlus, Inc.*	73,838
1,526	Fabrinet*	98,946
1,007	FARO Technologies, Inc.*	50,702
10,405	Fitbit, Inc., Class A*	68,361
21,372	Flex, Ltd.*	269,715
2,876	FLIR Systems, Inc.	149,753
640	Frequency Electronics, Inc.*	6,534
3,837	II-VI, Inc.*	129,192
1,676	Insight Enterprises, Inc.*	117,806
1,107	IPG Photonics Corp.*	160,426
1,749	Itron, Inc.*	146,829

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
8,429	Jabil, Inc.	$348,371
3,410	KEMET Corp.	92,241
2,507	Keysight Technologies, Inc.*	257,293
1,603	Kimball Electronics, Inc.*	28,133
4,037	Knowles Corp.*	85,383
725	Littlelfuse, Inc.	138,693
2,290	Methode Electronics, Inc., Class A	90,112
915	MTS Systems Corp.	43,947
1,715	National Instruments Corp.	72,613
1,323	Novanta, Inc.*	117,006
594	OSI Systems, Inc.*	59,840
1,445	PC Connection, Inc.	71,759
1,291	Plexus Corp.*	99,330
793	Rogers Corp.*	98,911
2,240	Sanmina Corp.*	76,698
1,757	ScanSource, Inc.*	64,921
1,596	SYNNEX Corp.	205,565
4,966	TE Connectivity, Ltd.	475,941
1,453	Tech Data Corp.*	208,651
2,596	Trimble, Inc.*	108,227
6,321	TTM Technologies, Inc.*	95,131
6,420	Vishay Intertechnology, Inc.	136,682
1,035	Zebra Technologies Corp., Class A*	264,380

		7,119,684

Energy Equipment & Services (0.6%):
2,515	Apergy Corp.*	84,957
7,479	Archrock, Inc.	75,089
3,651	Baker Hughes Co.	93,575
1,347	Core Laboratories NV	50,741
10,172	Diamond Offshore Drilling, Inc.*^	73,137
2,169	Dril-Quip, Inc.*	101,748
1,558	Era Group, Inc.*	15,845
2,010	Exterran Corp.*	15,738
6,125	Forum Energy Technologies, Inc.*	10,290
13,037	Frank’s International NV*	67,401
760	Geospace Technologies Corp.*	12,745
1,086	Gulf Island Fabrication, Inc.*	5,506
11,888	Halliburton Co.	290,898
7,826	Helix Energy Solutions Group, Inc.*	75,364
2,727	Helmerich & Payne, Inc.	123,888
892	KLX Energy Services Holdings, Inc.*	5,744
2,181	Liberty Oilfield Services, Inc., Class A	24,253
1,436	Mammoth Energy Services, Inc.	3,159
1,750	Matrix Service Co.*	40,040
6,284	McDermott International, Inc.*^	4,252
17,995	Nabors Industries, Ltd.	51,826
8,395	National-Oilwell Varco, Inc.	210,295
935	Natural Gas Services Group*	11,463
4,799	Newpark Resources, Inc.*	30,090
12,646	NexTier Oilfield Solutions, Inc.*	84,728
12,057	Noble Corp. plc*	14,710
4,818	Oceaneering International, Inc.*	71,836
3,066	Oil States International, Inc.*	50,006
6,531	Patterson-UTI Energy, Inc.	68,576
6,172	Propetro Holding Corp.*	69,435
4,475	RPC, Inc.	23,449

See accompanying notes to the financial statements.

11

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
11,144	Schlumberger, Ltd.	$447,990
1,291	SEACOR Holdings, Inc.*	55,707
493	SEACOR Marine Holdings, Inc.*	6,798
3,974	Select Energy Services, Inc.*	36,879
7,361	Technipfmc plc	157,819
4,086	TETRA Technologies, Inc.*	8,009
2,510	Tidewater, Inc.*	48,393
14,584	Transocean, Ltd.*	100,338
4,546	U.S. Silica Holdings, Inc.	27,958
2,800	Unit Corp.*	1,948
9,435	Valaris plc^	61,894

		2,814,517

Entertainment (1.1%):
11,312	Activision Blizzard, Inc.	672,159
3,433	AMC Entertainment Holdings, Inc., Class A^	24,855
4,383	Cinemark Holdings, Inc.	148,365
2,474	Electronic Arts, Inc.*	265,980
1,834	Eros International plc*^	6,217
2,858	Imax Corp.*	58,389
247	Liberty Braves Group, Class A*	7,324
527	Liberty Braves Group, Class C*	15,568
619	Liberty Media Corp-Liberty Formula One, Class A*	27,100
3,302	Liberty Media Corp-Liberty Formula One, Class C*	151,776
2,111	Lions Gate Entertainment Corp., Class A*	22,503
2,411	Lions Gate Entertainment Corp., Class B*	23,941
2,762	Live Nation Entertainment, Inc.*	197,400
540	Madison Square Garden Co. (The), Class A*	158,863
1,459	Marcus Corp.	46,352
2,535	Netflix, Inc.*	820,250
1,419	Reading International, Inc., Class A*	15,879
294	Rosetta Stone, Inc.*	5,333
1,231	Take-Two Interactive Software, Inc.*	150,711
14,586	Walt Disney Co. (The)	2,109,572
1,208	World Wrestling Entertainment, Inc., Class A^	78,363
31,714	Zynga, Inc.*	194,090

		5,200,990

Food & Staples Retailing (1.4%):
500	BJ’s Wholesale Club Holdings, Inc.*	11,370
1,222	Casey’s General Stores, Inc.	194,286
5,792	Costco Wholesale Corp.	1,702,385
1,267	Ingles Markets, Inc., Class A	60,195
27,024	Kroger Co. (The)	783,426
1,720	Natural Grocers by Vitamin Cottage, Inc.	16,976
1,409	Performance Food Group Co.*	72,535
884	PriceSmart, Inc.	62,782
1,864	Rite Aid Corp.*^	28,836
3,281	SpartanNash Co.	46,721
4,494	Sprouts Farmers Market, Inc.*	86,959
7,069	Sysco Corp.	604,682
1,610	The Andersons, Inc.	40,701
1,143	The Chefs’ Warehouse, Inc.*	43,560
3,347	United Natural Foods, Inc.*	29,320
3,790	US Foods Holding Corp.*	158,763
738	Village Super Market, Inc., Class A	17,122
10,994	Walgreens Boots Alliance, Inc.	648,206

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
19,566	Walmart, Inc.	$2,325,223
2,107	Weis Markets, Inc.	85,312

		7,019,360

Food Products (1.5%):
8,183	Archer-Daniels-Midland Co.	379,282
3,898	B&G Foods, Inc.^	69,891
4,805	Bunge, Ltd.	276,528
808	Calavo Growers, Inc.	73,197
1,477	Cal-Maine Foods, Inc.	63,142
5,711	Campbell Soup Co.	282,238
7,343	Conagra Brands, Inc.	251,424
4,717	Darling Ingredients, Inc.*	132,453
5,447	Dean Foods Co.*	327
1,004	Farmer Brothers Co.*	15,120
7,961	Flowers Foods, Inc.	173,072
2,396	Fresh Del Monte Produce, Inc.	83,812
7,635	General Mills, Inc.	408,931
3,802	Hain Celestial Group, Inc.*	98,681
2,287	Hershey Co. (The)	336,143
6,832	Hormel Foods Corp.	308,192
6,244	Hostess Brands, Inc.*	90,788
2,764	Ingredion, Inc.	256,914
576	J & J Snack Foods Corp.	106,140
2,443	JM Smucker Co. (The)	254,390
300	John B Sanfilippo And Son, Inc.	27,384
5,585	Kellogg Co.	386,259
6,403	Kraft Heinz Co. (The)	205,728
2,371	Lamb Weston Holdings, Inc.	203,977
902	Lancaster Colony Corp.	144,410
1,028	Landec Corp.*	11,627
1,858	McCormick & Co.	315,358
389	McCormick & Co., Inc.	66,546
11,410	Mondelez International, Inc., Class A	628,462
4,222	Pilgrim’s Pride Corp.*	138,123
3,404	Post Holdings, Inc.*	371,376
954	Sanderson Farms, Inc.	168,114
29	Seaboard Corp.	123,266
677	Seneca Foods Corp., Class A*	27,615
3,045	Simply Good Foods Co. (The)*	86,904
1,842	Tootsie Roll Industries, Inc.^	62,886
2,341	TreeHouse Foods, Inc.*	113,539
4,611	Tyson Foods, Inc., Class A	419,784

		7,162,023

Gas Utilities (0.3%):
1,751	Atmos Energy Corp.	195,866
900	Chesapeake Utilities Corp.	86,247
2,716	National Fuel Gas Co.	126,403
3,160	New Jersey Resources Corp.	140,841
1,115	Northwest Natural Holding Co.	82,209
1,624	ONE Gas, Inc.	151,958
232	RGC Resources, Inc.	6,631
2,958	South Jersey Industries, Inc.	97,555
1,754	Southwest Gas Holdings, Inc.	133,251
1,545	Spire, Inc.	128,714
3,695	UGI Corp.	166,866

		1,316,541

See accompanying notes to the financial statements.

12

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies (2.3%):
15,845	Abbott Laboratories	$1,376,296
771	ABIOMED, Inc.*	131,525
2,269	Accuray, Inc.*	6,399
1,170	Align Technology, Inc.*	326,477
2,726	AngioDynamics, Inc.*	43,643
955	Anika Therapeutics, Inc.*	49,517
66	Atrion Corp.	49,599
1,897	Avanos Medical, Inc.*	63,929
4,834	Baxter International, Inc.	404,219
1,987	Becton Dickinson & Co.	540,403
7,099	Boston Scientific Corp.*	321,017
1,208	Cantel Medical Corp.	85,647
1,289	CONMED Corp.	144,149
716	Cooper Cos., Inc. (The)	230,044
1,619	CryoLife, Inc.*	43,859
4,107	Danaher Corp.	630,341
4,082	Dentsply Sirona, Inc.	231,000
693	DexCom, Inc.*	151,587
1,586	Edwards Lifesciences Corp.*	369,998
1,790	Envista Holdings Corp.*	53,056
1,966	Globus Medical, Inc., Class A*	115,758
1,463	Haemonetics Corp.*	168,099
392	Heska Corp.*	37,608
1,867	Hill-Rom Holdings, Inc.	211,961
5,682	Hologic, Inc.*	296,657
508	ICU Medical, Inc.*	95,057
1,650	IDEXX Laboratories, Inc.*	430,865
433	Inogen, Inc.*	29,587
489	Insulet Corp.*	83,717
1,457	Integer Holdings Corp.*	117,187
1,042	Integra LifeSciences Holdings Corp.*	60,728
891	Intuitive Surgical, Inc.*	526,715
2,327	Invacare Corp.	20,990
1,705	Lantheus Holdings, Inc.*	34,970
809	LeMaitre Vascular, Inc.	29,084
1,168	LivaNova plc*	88,102
1,479	Masimo Corp.*	233,771
9,563	Medtronic plc	1,084,921
3,164	Meridian Bioscience, Inc.	30,912
1,466	Merit Medical Systems, Inc.*	45,769
1,935	Natus Medical, Inc.*	63,836
804	Neogen Corp.*	52,469
1,366	NuVasive, Inc.*	105,646
481	Nuvectra Corp.*	46
2,205	OraSure Technologies, Inc.*	17,706
1,074	Orthofix Medical, Inc.*	49,597
285	Penumbra, Inc.*	46,817
700	Quidel Corp.*	52,521
2,826	ResMed, Inc.	437,945
3,310	RTI Surgical, Inc.*	9,069
624	SeaSpine Holdings Corp.*	7,494
1,207	Steris plc	183,971
2,573	Stryker Corp.	540,176
750	Teleflex, Inc.	282,330
227	Utah Medical Products, Inc.	24,493
1,961	Varex Imaging Corp.*	58,457

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
1,458	Varian Medical Systems, Inc.*	$207,051
1,157	West Pharmaceutical Services, Inc.	173,932
1,714	Zimmer Biomet Holdings, Inc.	256,552

		11,565,271

Health Care Providers & Services (2.8%):
3,551	Acadia Healthcare Co., Inc.*	117,964
634	Addus HomeCare Corp.*	61,637
801	Amedisys, Inc.*	133,703
2,339	AmerisourceBergen Corp.	198,862
1,394	AMN Healthcare Services, Inc.*	86,860
2,880	Anthem, Inc.	869,846
724	BioTelemetry, Inc.*	33,521
9,264	Brookdale Senior Living, Inc.*	67,349
5,903	Cardinal Health, Inc.	298,574
5,646	Centene Corp.*	354,964
497	Chemed Corp.	218,312
6,310	Cigna Corp.	1,290,333
7,171	Community Health Systems, Inc.*	20,796
922	CorVel Corp.*	80,546
1,589	Covetrus, Inc.*^	20,975
1,177	Cross Country Healthcare, Inc.*	13,677
18,367	CVS Health Corp.	1,364,485
5,046	DaVita, Inc.*	378,601
4,148	Diplomat Pharmacy, Inc.*	16,592
3,452	Encompass Health Corp.	239,120
1,585	Ensign Group, Inc. (The)	71,911
78	Five Star Senior Living, Inc.*	289
1,531	Hanger, Inc.*	42,271
3,078	HCA Healthcare, Inc.	454,959
1,272	HealthEquity, Inc.*	94,217
2,772	Henry Schein, Inc.*	184,948
1,947	Humana, Inc.	713,614
2,629	InfuSystems Holdings, Inc.*	22,425
1,959	Laboratory Corp. of America Holdings*	331,404
925	LHC Group, Inc.*	127,428
1,471	Magellan Health, Inc.*	115,106
3,805	McKesson Corp.	526,308
3,346	MEDNAX, Inc.*	92,985
1,417	Molina Healthcare, Inc.*	192,273
1,075	National Healthcare Corp.	92,912
1,219	National Research Corp.	80,381
4,172	Owens & Minor, Inc.	21,569
4,695	Patterson Cos., Inc.	96,154
629	Petiq, Inc.*^	15,756
2,269	Premier, Inc., Class A*	85,950
835	Providence Service Corp.*	49,415
2,544	Quest Diagnostics, Inc.	271,674
2,518	RadNet, Inc.*	51,115
2,778	Select Medical Holdings Corp.*	64,839
2,133	Surgery Partners, Inc.*	33,392
3,992	Tenet Healthcare Corp.*	151,816
792	The Pennant Group, Inc.*	26,191
2,390	Tivity Health, Inc.*	48,625
1,303	Triple-S Management Corp., Class B*	24,092
577	U.S. Physical Therapy, Inc.	65,980

See accompanying notes to the financial statements.

13

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
11,374	UnitedHealth Group, Inc.	$3,343,730
2,273	Universal Health Services, Inc., Class B	326,085
969	WellCare Health Plans, Inc.*	319,973

		14,006,504

Health Care Technology (0.2%):
8,903	Allscripts Healthcare Solutions, Inc.*	87,383
5,606	Cerner Corp.	411,425
339	Computer Programs & Systems, Inc.	8,950
4,037	Evolent Health, Inc., Class A*	36,535
1,357	HealthStream, Inc.*	36,910
3,154	HMS Holdings Corp.*	93,358
2,464	NextGen Healthcare, Inc.*	39,596
1,095	Omnicell, Inc.*	89,483
1,047	Simulations Plus, Inc.	30,436
1,142	Veeva Systems, Inc., Class A*	160,634

		994,710

Hotels, Restaurants & Leisure (2.2%):
7,296	Aramark	316,646
2,451	BBX Capital Corp.	11,691
6	Biglari Holdings, Inc., Class A*	3,600
67	Biglari Holdings, Inc., Class B*	7,666
813	BJ’s Restaurants, Inc.	30,861
3,499	Bloomin’ Brands, Inc.	77,223
1,968	Brinker International, Inc.	82,656
7,300	Caesars Entertainment Corp.*	99,280
6,877	Carnival Corp., Class A	349,558
2,943	Carrols Restaurant Group, Inc.*	20,748
1,723	Century Casinos, Inc.*	13,646
2,158	Cheesecake Factory, Inc. (The)	83,860
140	Chipotle Mexican Grill, Inc.*	117,195
1,693	Choice Hotels International, Inc.^	175,107
582	Churchill Downs, Inc.	79,850
1,178	Chuy’s Holdings, Inc.*	30,534
1,026	Cracker Barrel Old Country Store, Inc.	157,737
2,832	Darden Restaurants, Inc.	308,716
1,410	Dave & Buster’s Entertainment, Inc.	56,640
2,144	Del Taco Restaurants, Inc.*	16,948
2,291	Denny’s Corp.*	45,545
684	Dine Brands Global, Inc.	57,128
693	Domino’s Pizza, Inc.	203,590
2,246	Dunkin’ Brands Group, Inc.	169,663
1,288	El Pollo Loco Holdings, Inc.*	19,500
1,112	Eldorado Resorts, Inc.*^	66,320
1,277	Fiesta Restaurant Group, Inc.*	12,630
624	Habit Restaurants, Inc. (The), Class A*	6,508
2,724	Hilton Grand Vacations, Inc.*	93,678
3,183	Hilton Worldwide Holdings, Inc.	353,027
1,051	Hyatt Hotels Corp., Class A	94,285
6,233	International Game Technology plc	93,308
721	Jack in the Box, Inc.	56,260
6,925	Las Vegas Sands Corp.	478,102
2,136	Luby’s, Inc.*	4,699
3,634	Marriott International, Inc., Class A	550,297
1,381	Marriott Vacations Worldwide Corp.	177,818
8,276	McDonald’s Corp.	1,635,420

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
10,392	MGM Resorts International	$345,742
341	Nathans Famous, Inc.	24,170
5,162	Norwegian Cruise Line Holdings, Ltd.*	301,512
1,596	Papa John’s International, Inc.	100,787
2,376	Penn National Gaming, Inc.*	60,731
2,093	Planet Fitness, Inc.*	156,305
3,664	Playa Hotels & Resorts NV*	30,778
763	Potbelly Corp.*	3,220
1,501	Red Lion Hotels Corp.*	5,599
878	Red Robin Gourmet Burgers*	28,992
1,400	Red Rock Resorts, Inc.	33,530
2,548	Royal Caribbean Cruises, Ltd.	340,183
2,527	Ruth’s Hospitality Group, Inc.	55,000
3,394	Scientific Games Corp., Class A*	90,891
2,359	SeaWorld Entertainment, Inc.*	74,804
1,629	Six Flags Entertainment Corp.	73,484
13,021	Starbucks Corp.	1,144,806
2,721	Texas Roadhouse, Inc., Class A	153,247
1,604	Town Sports International Holdings, Inc.*	2,743
633	Vail Resorts, Inc.	151,812
8,057	Wendy’s Co. (The)	178,946
898	Wingstop, Inc.	77,435
3,177	Wyndham Destinations, Inc.	164,219
3,177	Wyndham Hotels & Resorts, Inc.	199,547
2,056	Wynn Resorts, Ltd.	285,517
3,672	Yum! Brands, Inc.	369,881

		10,611,821

Household Durables (0.9%):
1,886	Beazer Homes USA, Inc.*	26,649
511	Cavco Industries, Inc.*	99,839
1,523	Century Communities, Inc.*	41,654
6,885	D.R. Horton, Inc.	363,183
1,137	Dixie Group, Inc. (The)*	1,296
1,910	Ethan Allen Interiors, Inc.	36,405
431	Flexsteel Industries, Inc.	8,586
2,780	Garmin, Ltd.	271,217
2,761	GoPro, Inc., Class A*^	11,983
2,219	Green Brick Partners, Inc.*	25,474
911	Helen of Troy, Ltd.*	163,789
500	Hooker Furniture Corp.	12,845
1,333	Installed Building Products, Inc.*	91,804
931	iRobot Corp.*^	47,137
4,456	KB Home	152,707
2,231	La-Z-Boy, Inc.	70,232
4,024	Leggett & Platt, Inc.	204,540
3,994	Lennar Corp., Class A	222,825
119	Lennar Corp., Class B	5,319
1,206	LGI Homes, Inc.*	85,204
1,627	Libbey, Inc.*	2,359
1,017	Lifetime Brands, Inc.	7,068
2,531	M.D.C. Holdings, Inc.	96,583
1,880	M/I Homes, Inc.*	73,978
3,168	Meritage Corp.*	193,596
1,447	Mohawk Industries, Inc.*	197,342
2,791	Newell Brands, Inc.	53,643
69	NVR, Inc.*	262,780

See accompanying notes to the financial statements.

14

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
7,610	PulteGroup, Inc.	$295,268
2,933	Skyline Champion Corp.*	92,976
5,496	Taylor Morrison Home Corp., Class A*	120,143
1,501	Tempur Sealy International, Inc.*	130,677
2,183	Toll Brothers, Inc.	86,250
2,208	TopBuild Corp.*	227,601
4,276	TRI Pointe Group, Inc.*	66,620
2,153	Tupperware Brands Corp.	18,473
718	Universal Electronics, Inc.*	37,523
1,966	Whirlpool Corp.	290,044
2,147	William Lyon Homes, Class A*	42,897
1,918	Zagg, Inc.*^	15,555

		4,254,064

Household Products (1.1%):
2,899	Central Garden & Pet Co., Class A*	85,115
3,967	Church & Dwight Co., Inc.	279,039
2,408	Clorox Co. (The)	369,724
9,432	Colgate-Palmolive Co.	649,299
3,853	Kimberly-Clark Corp.	529,980
333	Oil-Dri Corp of America	12,071
27,268	Procter & Gamble Co. (The)	3,405,774
2,129	Spectrum Brands Holdings, Inc.	136,873
295	WD-40 Co.	57,271

		5,525,146

Independent Power and Renewable Electricity Producers (0.2%):
11,888	AES Corp. (The)	236,571
5,810	Atlantic Power Corp.*	13,537
4,440	Atlantica Yield plc	117,172
1,323	Clearway Energy, Inc., Class A	25,296
2,753	Clearway Energy, Inc., Class C	54,922
3,849	NRG Energy, Inc.	152,998
2,058	Ormat Technologies, Inc.	153,362
3,788	Pattern Energy Group, Inc.	101,348
10,243	Vistra Energy Corp.	235,487

		1,090,693

Industrial Conglomerates (0.9%):
9,625	3M Co.	1,698,042
1,602	Carlisle Cos., Inc.	259,268
53,601	General Electric Co.	598,187
8,521	Honeywell International, Inc.	1,508,217
1,736	Raven Industries, Inc.	59,823
876	Roper Technologies, Inc.	310,305

		4,433,842

Insurance (2.9%):
8,732	Aflac, Inc.	461,923
275	Alleghany Corp.*	219,882
5,169	Allstate Corp. (The)	581,254
2,395	AMBAC Financial Group, Inc.*	51,660
3,511	American Equity Investment Life Holding Co.	105,084
1,597	American Financial Group, Inc.	175,111
9,027	American International Group, Inc.	463,356
409	American National Insurance Co.	48,131
907	Amerisafe, Inc.	59,889
3,137	Aon plc	653,407
5,730	Arch Capital Group, Ltd.*	245,760

Shares		Fair Value
Common Stocks, continued
Insurance, continued
1,501	Argo Group International Holdings, Ltd.	$98,691
3,560	Arthur J. Gallagher & Co.	339,019
1,955	Assurant, Inc.	256,261
3,247	Assured Guaranty, Ltd.	159,168
1,196	Athene Holding, Ltd.*	56,248
2,351	Axis Capital Holdings, Ltd.	139,743
1,029	Brighthouse Financial, Inc.*	40,368
5,788	Brown & Brown, Inc.	228,510
4,915	Chubb, Ltd.	765,070
2,852	Cincinnati Financial Corp.	299,888
2,176	Citizens, Inc.*	14,688
1,199	CNA Financial Corp.	53,727
2,354	Crawford & Co.	23,893
2,915	Crawford & Co., Class A	33,435
1,631	Donegal Group, Inc., Class A	24,171
800	eHealth, Inc.*	76,864
1,993	Employers Holdings, Inc.	83,208
447	Enstar Group, Ltd.*	92,466
664	Erie Indemnity Co., Class A	110,224
748	Everest Re Group, Ltd.	207,076
1,025	FBL Financial Group, Inc., Class A	60,403
1,054	FedNat Holding Co.	17,528
4,594	First American Financial Corp.	267,922
5,437	FNF Group	246,568
21,335	Genworth Financial, Inc., Class A*	93,874
695	Global Indemnity, Ltd.	20,593
1,775	Globe Life, Inc.	186,819
2,383	Greenlight Capital Re, Ltd.*	24,092
1,469	Hallmark Financial Services, Inc.*	25,810
1,263	Hanover Insurance Group, Inc. (The)	172,614
7,229	Hartford Financial Services Group, Inc. (The)	439,306
397	HCI Group, Inc.	18,123
387	Heritage Insurance Holdings, Inc.	5,128
2,388	Horace Mann Educators Corp.	104,260
1,317	Independence Holding Co.	55,419
153	Investors Title Co.	24,358
1,283	James River Group Holdings	52,872
2,246	Kemper Corp.	174,065
3,599	Lincoln National Corp.	212,377
5,372	Loews Corp.	281,976
5,556	Maiden Holdings, Ltd.*	4,167
281	Markel Corp.*	321,231
5,780	Marsh & McLennan Cos., Inc.	643,950
1,688	Mercury General Corp.	82,256
8,570	MetLife, Inc.	436,813
4,959	National General Holdings Corp.	109,594
162	National Western Life Group, Inc., Class A	47,123
9,717	Old Republic International Corp.	217,369
1,995	Primerica, Inc.	260,467
5,300	Principal Financial Group, Inc.	291,500
2,111	ProAssurance Corp.	76,292
6,434	Progressive Corp. (The)	465,757
4,383	Prudential Financial, Inc.	410,862
1,023	Reinsurance Group of America, Inc.	166,810
1,433	RenaissanceRe Holdings, Ltd.	280,898
1,252	RLI Corp.	112,705

See accompanying notes to the financial statements.

15

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Insurance, continued
854	Safety Insurance Group, Inc.	$79,021
2,198	Selective Insurance Group, Inc.	143,288
2,664	State Auto Financial Corp.	82,637
1,761	Stewart Information Services Corp.	71,831
5,145	Third Point Reinsurance, Ltd.*	54,125
1,767	Tiptree, Inc., Class A	14,383
5,063	Travelers Cos., Inc. (The)	693,379
1,438	United Fire Group, Inc.	62,884
2,794	United Insurance Holdings Co.	35,232
1,869	Universal Insurance Holdings, Inc.	52,313
3,102	Unum Group	90,454
140	White Mountains Insurance Group, Ltd.	156,171
911	Willis Towers Watson plc	183,967
3,121	WR Berkley Corp.	215,661

		14,515,422

Interactive Media & Services (2.7%):
2,399	Alphabet, Inc., Class A*	3,213,197
2,477	Alphabet, Inc., Class C*	3,311,798
1,229	Cargurus, Inc.*	43,236
3,783	Cars.com, Inc.*	46,228
2,881	DHI Group, Inc.*	8,672
28,959	Facebook, Inc., Class A*	5,943,834
583	IAC/InterActiveCorp.*	145,231
5,384	Liberty TripAdvisor Holdings, Inc., Class A*	39,572
1,146	Match Group, Inc.*^	94,098
1,563	QuinStreet, Inc.*	23,930
2,297	The Meet Group, Inc. (The)*	11,508
1,344	Travelzoo, Inc.*	14,381
2,514	TripAdvisor, Inc.	76,375
6,966	TrueCar, Inc.*	33,089
6,535	Twitter, Inc.*	209,447
2,068	Yelp, Inc.*	72,028
664	Zedge, Inc., Class B*	1,023
1,125	Zillow Group, Inc., Class A*	51,458
2,298	Zillow Group, Inc., Class C*^	105,570

		13,444,675

Internet & Direct Marketing Retail (2.6%):
2,093	1-800 Flowers.com, Inc., Class A*	30,349
5,634	Amazon.com, Inc.*	10,410,731
593	Booking Holdings, Inc.*	1,217,862
13,047	eBay, Inc.	471,127
800	Etsy, Inc.*	35,440
2,413	Expedia Group, Inc.	260,942
4,200	Groupon, Inc.*	10,038
1,546	Grubhub, Inc.*^	75,197
2,242	Lands’ End, Inc.*	37,666
1,546	Leaf Group, Ltd.*	6,184
1,736	Liquidity Services, Inc.*	10,347
1,164	PetMed Express, Inc.^	27,377
4,088	Quotient Technology, Inc.*	40,308
8,810	Qurate Retail, Inc., Class A*	74,268
981	Shutterstock, Inc.*	42,065
585	Stamps.com, Inc.*	48,859
1,006	Wayfair, Inc., Class A*^	90,912

		12,889,672

Shares		Fair Value
Common Stocks, continued
IT Services (4.5%):
8,224	Accenture plc, Class C	$1,731,728
3,427	Akamai Technologies, Inc.*	296,024
2,523	Alliance Data Systems Corp.	283,081
2,873	Amdocs, Ltd.	207,402
6,220	Automatic Data Processing, Inc.	1,060,510
3,092	Black Knight, Inc.*	199,372
3,165	Booz Allen Hamilton Holding Corp.	225,126
2,371	Broadridge Financial Solutions, Inc.	292,913
843	CACI International, Inc., Class A*	210,742
2,591	Cardtronics plc*	115,688
687	Cass Information Systems, Inc.	39,667
5,920	Cognizant Technology Solutions Corp., Class A	367,158
6,347	Conduent, Inc.*	39,351
2,751	CoreLogic, Inc.*	120,246
1,424	CSG Systems International, Inc.	73,735
5,461	DXC Technology Co.	205,279
513	Endurance International Group Holdings, Inc.*	2,411
577	Epam Systems, Inc.*	122,416
1,953	Euronet Worldwide, Inc.*	307,715
2,060	Evertec, Inc.	70,122
1,320	Exlservice Holdings, Inc.*	91,687
5,231	Fidelity National Information Services, Inc.	727,580
4,710	Fiserv, Inc.*	544,617
1,288	FleetCor Technologies, Inc.*	370,583
609	Gartner, Inc.*	93,847
6,266	Genpact, Ltd.	264,237
2,507	Global Payments, Inc.	457,678
2,153	GoDaddy, Inc., Class A*	146,232
2,548	GTT Communications, Inc.*^	28,920
1,357	Hackett Group, Inc. (The)	21,902
821	Internap Corp.*	903
16,183	International Business Machines Corp.	2,169,169
1,269	Jack Henry & Associates, Inc.	184,855
5,179	KBR, Inc.	157,960
3,050	Leidos Holdings, Inc.	298,565
2,160	Limelight Networks, Inc.*	8,813
1,817	LiveRamp Holdings, Inc.*	87,343
1,140	ManTech International Corp., Class A	91,063
12,605	MasterCard, Inc., Class A	3,763,728
2,057	Maximus, Inc.	153,020
403	MongoDB, Inc.*	53,039
3,759	NIC, Inc.	84,014
839	Okta, Inc.*	96,795
4,250	Paychex, Inc.	361,505
8,338	PayPal Holdings, Inc.*	901,921
2,322	Perficient, Inc.*	106,975
1,985	Perspecta, Inc.	52,483
840	PFSweb, Inc.*	3,209
6,698	Sabre Corp.	150,303
1,873	Science Applications International Corp.	162,988
3,035	Servicesource International, Inc.*	5,068
3,966	Steel Connect, Inc.*	5,790
2,283	Sykes Enterprises, Inc.*	84,448
3,331	Teradata Corp.*	89,171
2,575	TTEC Holdings, Inc.	102,022
3,021	Unisys Corp.*	35,829

See accompanying notes to the financial statements.

16

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
IT Services, continued
1,735	VeriSign, Inc.*	$334,300
1,675	Virtusa Corp.*	75,928
20,184	Visa, Inc., Class A	3,792,575
9,515	Western Union Co.	254,812
662	WEX, Inc.*	138,663

		22,525,226

Leisure Products (0.2%):
3,430	Acushnet Holdings Corp.	111,475
3,582	American Outdoor Brands Corp.*	33,241
2,964	Brunswick Corp.	177,781
3,826	Callaway Golf Co.	81,111
658	Escalade, Inc.	6,468
1,907	Hasbro, Inc.	201,398
503	Johnson Outdoors, Inc., Class A	38,580
531	Malibu Boats, Inc.*	21,744
662	Marine Products Corp.	9,533
6,035	Mattel, Inc.*^	81,774
1,932	Nautilus Group, Inc.*	3,381
2,101	Polaris, Inc.	213,673
2,859	Vista Outdoor, Inc.*	21,385

		1,001,544

Life Sciences Tools & Services (0.9%):
4,857	Agilent Technologies, Inc.	414,351
427	Bio-Rad Laboratories, Inc., Class A*	158,003
954	Bio-Techne Corp.	209,413
5,159	Bruker Corp.	262,954
1,808	Charles River Laboratories International, Inc.*	276,190
1,979	Harvard Bioscience, Inc.*	6,036
1,139	Illumina, Inc.*	377,852
2,504	IQVIA Holdings, Inc.*	386,893
2,457	Luminex Corp.	56,904
1,150	Medpace Holdings, Inc.*	96,669
465	Mettler-Toledo International, Inc.*	368,875
1,400	Neogenomics, Inc.*	40,950
1,490	PerkinElmer, Inc.	144,679
1,655	PRA Health Sciences, Inc.*	183,953
2,622	Syneos Health, Inc.*	155,943
3,326	Thermo Fisher Scientific, Inc.	1,080,517
1,230	Waters Corp.*	287,390

		4,507,572

Machinery (3.0%):
2,898	Actuant Corp., Class A	75,435
4,145	AGCO Corp.	320,201
228	Alamo Group, Inc.	28,625
737	Albany International Corp., Class A	55,953
4,381	Allison Transmission Holdings, Inc.	211,690
2,614	Altra Industrial Motion Corp.	94,653
929	Astec Industries, Inc.	39,018
1,993	Barnes Group, Inc.	123,486
837	Blue Bird Corp.*	19,184
2,517	Briggs & Stratton Corp.	16,763
10,638	Caterpillar, Inc.	1,571,019
1,019	Chart Industries, Inc.*	68,772
1,284	CIRCOR International, Inc.*	59,372
4,064	Colfax Corp.*	147,848
1,526	Columbus McKinnon Corp.	61,086

Shares		Fair Value
Common Stocks, continued
Machinery, continued
2,706	Commercial Vehicle Group, Inc.*	$17,183
1,945	Crane Co.	168,009
3,972	Cummins, Inc.	710,828
4,084	Deere & Co.	707,594
562	DMC Global, Inc.^	25,256
4,360	Donaldson Co., Inc.	251,223
1,324	Douglas Dynamics, Inc.	72,820
2,877	Dover Corp.	331,603
1,120	EnPro Industries, Inc.	74,906
951	ESCO Technologies, Inc.	87,968
2,959	Federal Signal Corp.	95,428
3,108	Flowserve Corp.	154,685
3,574	Fortive Corp.	273,018
1,521	Franklin Electric Co., Inc.	87,184
694	FreightCar America, Inc.*	1,437
2,740	Gardner Denver Holdings, Inc.*	100,503
889	Gencor Industries, Inc.*	10,375
1,617	Gorman-Rupp Co. (The)	60,638
4,423	Graco, Inc.	229,996
2,503	Harsco Corp.*	57,594
1,370	Helios Technologies, Inc.	63,335
4,005	Hillenbrand, Inc.	133,407
490	Hurco Cos, Inc.	18,796
896	Hyster-Yale Materials Handling, Inc., Class A	52,828
1,615	IDEX Corp.	277,780
4,695	Illinois Tool Works, Inc.	843,362
2,925	Ingersoll-Rand plc	388,791
3,590	ITT, Inc.	265,337
1,157	John Bean Technologies Corp.	130,348
598	Kadant, Inc.	62,993
2,960	Kennametal, Inc.	109,194
787	L.B. Foster Co., Class A*	15,252
1,806	Lincoln Electric Holdings, Inc.	174,694
539	Lindsay Corp.	51,739
774	Lydall, Inc.*	15,882
1,213	Manitex International, Inc.*	7,217
2,529	Manitowoc Co., Inc. (The)*	44,258
4,260	Meritor, Inc.*	111,569
1,601	Middleby Corp. (The)*	175,342
2,406	Mueller Industries, Inc.	76,391
7,183	Mueller Water Products, Inc., Class A	86,052
2,868	Navistar International Corp.*	83,000
1,258	NN, Inc.	11,637
1,155	Nordson Corp.	188,080
158	Omega Flex, Inc.	16,952
2,269	Oshkosh Corp.	214,761
8,569	PACCAR, Inc.	677,808
2,496	Parker Hannifin Corp.	513,727
1,058	Park-Ohio Holdings Corp.	35,602
5,836	Pentair plc	267,697
976	Proto Labs, Inc.*	99,113
660	RBC Bearings, Inc.*	104,504
5,687	REV Group, Inc.	69,552
5,156	Rexnord Corp.*	168,189
1,567	Snap-On, Inc.	265,450
612	Spartan Motors, Inc.	11,065
1,562	SPX Corp.*	79,475

See accompanying notes to the financial statements.

17

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Machinery, continued
2,004	SPX FLOW, Inc.*	$97,935
775	Standex International Corp.	61,496
1,547	Stanley Black & Decker, Inc.	256,400
793	Tennant Co.	61,791
3,523	Terex Corp.	104,915
1,612	The Greenbrier Cos., Inc.	52,277
3,355	Timken Co.	188,920
3,046	Titan International, Inc.	11,027
3,651	Toro Co.	290,875
2,213	TriMas Corp.*	69,510
5,158	Trinity Industries, Inc.	114,250
4,006	Wabash National Corp.	58,848
1,380	WABCO Holdings, Inc.*	186,990
2,490	Wabtec Corp.	193,722
960	Watts Water Technologies, Inc., Class A	95,770
4,275	Welbilt, Inc.*	66,733
2,272	Woodward, Inc.	269,096
3,852	Xylem, Inc.	303,499

		14,806,586

Marine (0.1%):
7,028	Costamare, Inc.	66,977
1,680	Eagle Bulk Shipping, Inc.*^	7,728
1,300	Genco Shipping & Trading, Ltd.	13,806
1,331	Golden Ocean Group, Ltd.	7,733
1,948	Kirby Corp.*	174,404
1,541	Matson, Inc.	62,873
1,478	Scorpio Bulkers, Inc.	9,415

		342,936

Media (2.0%):
1,468	A.H. Belo Corp., Class A	4,140
5,437	Altice USA, Inc., Class A*	148,648
2,029	AMC Networks, Inc., Class A*	80,146
270	Cable One, Inc.	401,887
2,157	Charter Communications, Inc., Class A*	1,046,317
1,661	Clear Channel Outdoor Holdings, Inc.*	4,750
65,295	Comcast Corp., Class A	2,936,315
2,952	comScore, Inc.*	14,583
9,189	Discovery Communications, Inc., Class C*	280,173
4,071	Discovery, Inc., Class A*^	133,285
5,909	DISH Network Corp., Class A*	209,592
4,131	E.W. Scripps Co. (The), Class A	64,898
4,691	Emerald Expositions Events, Inc.	49,490
8,164	Entercom Communications Corp.	37,881
4,792	Entravision Communications Corp., Class A	12,555
6,577	Fox Corp., Class A	243,809
4,728	Fox Corp., Class B	172,099
7,573	Gannett Co, Inc.	48,316
3,660	GCI Liberty, Inc., Class A*	259,311
4,886	Gray Television, Inc.*	104,756
13,729	Interpublic Group of Cos., Inc. (The)	317,140
1,262	John Wiley & Sons, Inc., Class A	61,232
192	John Wiley & Sons, Inc., Class B	8,911
563	Liberty Broadband Corp., Class A*	70,127
2,655	Liberty Broadband Corp., Class C*	333,866
1,489	Liberty Latin America, Ltd.*	28,738

Shares		Fair Value
Common Stocks, continued
Media, continued
3,100	Liberty Latin America, Ltd., Class C*	$60,326
2,477	Liberty SiriusXM Group, Class A*	119,738
4,373	Liberty SiriusXM Group, Class C*	210,516
143	Loral Space & Communications*	4,622
2,502	Marchex, Inc., Class B*	9,458
1,649	Meredith Corp.	53,543
3,759	MSG Networks, Inc., Class A*	65,407
3,726	National CineMedia, Inc.	27,163
3,530	New York Times Co. (The), Class A	113,560
9,481	News Corp., Class A	134,061
2,563	News Corp., Class B	37,189
2,115	Nexstar Media Group, Inc., Class A	247,984
5,196	Omnicom Group, Inc.	420,980
1,853	Scholastic Corp.	71,248
5,191	Sinclair Broadcast Group, Inc., Class A	173,068
17,733	Sirius XM Holdings, Inc.	126,791
1,895	TechTarget, Inc.*	49,460
8,978	Tegna, Inc.	149,843
933	Tribune Publishing Co.	12,278
16,141	ViacomCBS, Inc., B	677,437
445	ViacomCBS, Inc., Class A^	19,967

		9,857,604

Metals & Mining (0.7%):
16,272	AK Steel Holding Corp.*	53,535
6,163	Alcoa Corp.*	132,566
4,528	Allegheny Technologies, Inc.*	93,548
799	Ampco-Pittsburgh Corp.*	2,405
2,296	Carpenter Technology Corp.	114,295
4,968	Century Aluminum Co.*	37,335
6,542	Cleveland-Cliffs, Inc.^	54,953
12,366	Coeur Mining, Inc.*	99,917
6,147	Commercial Metals Co.	136,894
1,713	Compass Minerals International, Inc.	104,424
7,323	Ferroglobe plc*	6,884
9,823	Ferroglobe Unit*(a)	—
25,395	Freeport-McMoRan, Inc.	333,182
2,945	Gold Resource Corp.	16,315
943	Haynes International, Inc.	33,741
23,972	Hecla Mining Co.	81,265
151	Kaiser Aluminum Corp.	16,744
1,359	Materion Corp.	80,793
12,309	McEwen Mining, Inc.	15,632
9,007	Newmont Goldcorp Corp.	391,353
6,254	Nucor Corp.	351,975
700	Olympic Steel, Inc.	12,544
2,353	Reliance Steel & Aluminum Co.	281,795
2,119	Royal Gold, Inc.	259,048
1,500	Ryerson Holding Corp.*	17,745
1,365	Schnitzer Steel Industries, Inc., Class A	29,593
1,772	Southern Copper Corp.	75,275
11,019	Steel Dynamics, Inc.	375,087
3,673	SunCoke Energy, Inc.	22,883
701	Synalloy Corp.*	9,050
2,052	TimkenSteel Corp.*	16,129
7,131	United States Steel Corp.^	81,365
548	Universal Stainless & Alloy Products, Inc.*	8,165

See accompanying notes to the financial statements.

18

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
4,099	Warrior Met Coal, Inc.	$86,612
2,198	Worthington Industries, Inc.	92,712

		3,525,759

Multiline Retail (0.7%):
2,583	Big Lots, Inc.	74,184
1,248	Dillard’s, Inc., Class A^	91,703
3,091	Dollar General Corp.	482,134
4,739	Dollar Tree, Inc.*	445,703
18,758	J.C. Penney Co., Inc.*	21,009
6,791	Kohl’s Corp.	346,001
15,105	Macy’s, Inc.^	256,785
5,858	Nordstrom, Inc.^	239,768
2,055	Ollie’s Bargain Outlet Holdings, Inc.*	134,212
9,357	Target Corp.	1,199,661

		3,291,160

Multi-Utilities (0.8%):
3,944	Ameren Corp.	302,899
1,884	Avista Corp.	90,602
1,784	Black Hills Corp.	140,115
7,105	CenterPoint Energy, Inc.	193,753
4,589	CMS Energy Corp.	288,373
3,650	Consolidated Edison, Inc.	330,216
9,272	Dominion Energy, Inc.	767,906
2,856	DTE Energy Co.	370,909
7,317	MDU Resources Group, Inc.	217,388
6,403	NiSource, Inc.	178,260
1,765	NorthWestern Corp.	126,498
5,413	Public Service Enterprise Group, Inc.	319,638
2,131	Sempra Energy	322,804
844	Unitil Corp.	52,176
4,178	WEC Energy Group, Inc.	385,336

		4,086,873

Oil, Gas & Consumable Fuels (3.9%):
7,900	Abraxas Petroleum Corp.*	2,774
332	Adams Resources & Energy, Inc.	12,639
7,652	Antero Resources Corp.*	21,808
8,444	Apache Corp.	216,082
1,256	Arch Coal, Inc.	90,105
1,988	Berry Petroleum Corp.	18,747
1,149	Bonanza Creek Energy, Inc.*	26,818
7,819	Cabot Oil & Gas Corp.	136,129
275	California Resources Corp.*^	2,483
28,192	Callon Petroleum Co.*	136,167
6,243	Centennial Resource Development, Inc., Class A*	28,843
3,933	Cheniere Energy, Inc.*	240,188
40,762	Chesapeake Energy Corp.*	33,653
30,418	Chevron Corp.	3,665,672
1,737	Cimarex Energy Co.	91,175
7,534	Clean Energy Fuel Corp.*	17,630
10,708	CNX Resources Corp.*	94,766
3,437	Concho Resources, Inc.	300,978
17,974	ConocoPhillips Co.	1,168,848
1,846	CONSOL Energy, Inc.*	26,785
1,423	Contango Oil & Gas Co.*^	5,222
1,170	Continental Resources, Inc.	40,131

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
3,223	CVR Energy, Inc.	$130,306
4,054	Delek US Holdings, Inc.	135,931
35,565	Denbury Resources, Inc.*	50,147
7,602	Devon Energy Corp.	197,424
8,860	DHT Holdings, Inc.	73,361
3,063	Diamondback Energy, Inc.	284,430
107	Dorian LPG, Ltd.*	1,656
2,885	Energy Transfer LP	37,015
5,391	Enlink Midstream LLC	33,047
7,578	EOG Resources, Inc.	634,732
3,515	EQT Corp.	38,314
2,812	Equitrans Midstream Corp.	37,568
5,493	Extraction Oil & Gas, Inc.*^	11,645
60,879	Exxon Mobil Corp.	4,248,136
4,505	Gaslog, Ltd.	44,104
2,514	Green Plains, Inc.	38,791
8,600	Gulfport Energy Corp.*	26,144
2,222	Hallador Energy Co.	6,599
5,198	Hess Corp.	347,278
10,617	HighPoint Resources Corp.*	17,943
5,967	HollyFrontier Corp.	302,587
1,180	International Seaways, Inc.*	35,117
3,393	Jagged Peak Energy, Inc.*	28,807
23,531	Kinder Morgan, Inc.	498,151
17,233	Kosmos Energy, Ltd.	98,228
12,195	Laredo Petroleum, Inc.*	35,000
17,859	Marathon Oil Corp.	242,525
8,975	Marathon Petroleum Corp.	540,744
6,316	Matador Resources Co.*	113,499
1,037	Montage Resources Corp.*^	8,234
6,993	Murphy Oil Corp.	187,412
7,953	Noble Energy, Inc.	197,553
10,234	Northern Oil & Gas, Inc.*	23,948
11,184	Oasis Petroleum, Inc.*	36,460
13,641	Occidental Petroleum Corp.	562,146
5,286	ONEOK, Inc.	399,992
2,263	Pacific Ethanol, Inc.*	1,471
1,401	Panhandle Oil & Gas, Inc., Class A	15,705
2,936	PAR Pacific Holdings, Inc.*	68,233
5,375	Parsley Energy, Inc., Class A	101,641
5,640	PBF Energy, Inc., Class A	176,927
3,182	PDC Energy, Inc.*	83,273
4,173	Peabody Energy Corp.	38,058
787	Penn Virginia Corp.*	23,885
5,076	Phillips 66	565,517
2,116	Pioneer Natural Resources Co.	320,299
6	PrimeEnergy Resources Corp.*	908
11,578	QEP Resources, Inc.	52,101
4,715	Range Resources Corp.^	22,868
3,344	Renewable Energy Group, Inc.*	90,121
374	REX American Resources Corp.*	30,653
1,820	Ring Energy, Inc.*	4,805
3,448	Scorpio Tankers, Inc.	135,644
6,460	SFL Corp., Ltd.	93,929
6,397	SM Energy Co.	71,902
22,197	Southwestern Energy Co.*	53,717

See accompanying notes to the financial statements.

19

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
14,755	SRC Energy, Inc.*	$60,791
3,310	Talos Energy, Inc.*	99,797
4,483	Targa Resources Corp.	183,041
6,407	Teekay Shipping Corp.^	34,085
1,031	Teekay Tankers, Ltd., Class A*	24,713
4,967	Valero Energy Corp.	465,160
6,207	Whiting Petroleum Corp.*	45,559
8,914	Williams Cos., Inc.	211,440
3,515	World Fuel Services Corp.	152,621
13,673	WPX Energy, Inc.*	187,867

		19,499,348

Paper & Forest Products (0.1%):
2,511	Boise Cascade Co.	91,727
1,659	Clearwater Paper Corp.*	35,436
3,283	Domtar Corp.	125,542
4,940	Louisiana-Pacific Corp.	146,569
5,575	Mercer International, Inc.	68,573
617	Neenah, Inc.	43,455
2,520	P.H. Glatfelter Co.	46,116
5,870	Resolute Forest Products*	24,654
1,565	Schweitzer-Mauduit International, Inc.	65,714
2,251	Verso Corp.*	40,586

		688,372

Personal Products (0.3%):
22,998	Avon Products, Inc.	129,709
5,561	Coty, Inc., Class A	62,561
1,562	e.l.f. Beauty, Inc.*	25,195
2,453	Edgewell Personal Care Co.*	75,945
2,824	Estee Lauder Co., Inc. (The), Class A	583,270
4,410	Herbalife Nutrition, Ltd.*	210,225
1,355	Inter Parfums, Inc.	98,522
609	Medifast, Inc.^	66,734
1,236	Natures Sunshine Products, Inc.*	11,037
2,377	Nu Skin Enterprises, Inc., Class A	97,409
340	United-Guardian, Inc.	6,681
864	Usana Health Sciences, Inc.*	67,867

		1,435,155

Pharmaceuticals (3.6%):
4,368	Akorn, Inc.*	6,552
3,430	Allergan plc	655,713
2,003	Amphastar Pharmaceuticals, Inc.*	38,638
900	ANI Pharmaceuticals, Inc.*	55,503
885	Assembly Biosciences, Inc.*	18,107
32,815	Bristol-Myers Squibb Co.	2,106,395
5,044	Catalent, Inc.*	283,977
4,376	Corcept Therapeutics, Inc.*	52,950
1,468	Cumberland Pharmaceuticals, Inc.*	7,560
1,054	Cymabay Therapeutics, Inc.*	2,066
6,012	Elanco Animal Health, Inc.*	177,053
10,978	Eli Lilly & Co.	1,442,839
8,827	Endo International plc*	41,398
5,527	Horizon Therapeutics plc*	200,077
3,292	Innoviva, Inc.*	46,615
2,219	Intra-Cellular Therapies, Inc.*	76,134
1,011	Jazz Pharmaceuticals plc*	150,922

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
35,929	Johnson & Johnson Co.	$5,240,964
2,281	Lannett Co., Inc.*^	20,118
4,828	Mallinckrodt plc*^	16,850
32,001	Merck & Co., Inc.	2,910,491
7,562	Mylan NV*	151,996
1,317	Otonomy, Inc.*	5,044
3,223	Perrigo Co. plc	166,500
75,996	Pfizer, Inc.	2,977,523
793	Phibro Animal Health Corp., Class A	19,690
2,480	Prestige Consumer Healthcare, Inc.*	100,440
1,463	Revance Therapeutics, Inc.*	23,744
1,789	Supernus Pharmaceuticals, Inc.*	42,435
923	Taro Pharmaceutical Industries, Ltd.*	81,159
6,923	Zoetis, Inc.	916,259
1,297	Zogenix, Inc.*	67,613

		18,103,325

Professional Services (0.6%):
2,183	ASGN, Inc.*	154,928
494	Barrett Business Services, Inc.	44,687
3,154	CBIZ, Inc.*	85,032
304	CoStar Group, Inc.*	181,883
456	CRA International, Inc.	24,838
1,275	Equifax, Inc.	178,653
1,075	Exponent, Inc.	74,186
825	Forrester Research, Inc.*	34,403
1,382	FTI Consulting, Inc.*	152,932
1,205	Heidrick & Struggles International, Inc.	39,163
466	Hill International, Inc.*	1,473
1,313	Huron Consulting Group, Inc.*	90,229
795	ICF International, Inc.	72,838
3,095	InnerWorkings, Inc.*	17,053
740	Insperity, Inc.	63,670
2,223	Kelly Services, Inc., Class A	50,195
1,154	Kforce, Inc.	45,814
2,258	Korn Ferry	95,739
2,677	ManpowerGroup, Inc.	259,937
659	Mistras Group, Inc.*	9,404
7,090	Nielsen Holdings plc	143,927
2,125	Resources Connection, Inc.	34,701
3,340	Robert Half International, Inc.	210,921
2,853	TransUnion	244,245
2,194	TriNet Group, Inc.*	124,202
2,213	Trueblue, Inc.*	53,245
2,920	Verisk Analytics, Inc.	436,072
840	Volt Information Sciences, Inc.*	2,083
633	Willdan Group, Inc.*	20,117

		2,946,570

Real Estate Management & Development (0.3%):
400	Altisource Portfolio Solutions*^	7,732
9,333	CBRE Group, Inc., Class A*	572,021
339	Consolidated-Tomoka Land Co.	20,448
279	Forestar Group, Inc.*	5,817
232	FRP Holdings, Inc.*	11,556
318	Griffin Industrial Realty, Inc.	12,577
1,280	Howard Hughes Corp. (The)*	162,304
1,691	Jones Lang LaSalle, Inc.	294,386

See accompanying notes to the financial statements.

20

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
5,360	Kennedy-Wilson Holdings, Inc.	$119,528
2,112	Marcus & Millichap, Inc.*	78,672
6,929	Newmark Group, Inc.	93,230
997	Rafael Holdings, Inc., Class B*	17,786
910	RE/MAX Holdings, Inc., Class A	35,026
7,526	Realogy Holdings Corp.^	72,852
1,447	Tejon Ranch Co.*	23,123
1,038	The RMR Group, Inc., Class A	47,374
3,157	The St Joe Co.*^	62,603

		1,637,035

Road & Rail (1.1%):
566	AMERCO, Inc.	212,714
1,475	ArcBest Corp.	40,710
2,770	Avis Budget Group, Inc.*	89,305
1,699	Covenant Transportation Group, Inc., Class A*	21,960
10,582	CSX Corp.	765,713
4,179	Heartland Express, Inc.	87,968
8,317	Hertz Global Holdings, Inc.*	130,993
3,215	J.B. Hunt Transport Services, Inc.	375,448
2,263	Kansas City Southern	346,601
3,490	Knight-Swift Transportation Holdings, Inc.	125,082
1,359	Landstar System, Inc.	154,749
3,359	Marten Transport, Ltd.	72,185
3,691	Norfolk Southern Corp.	716,534
2,241	Old Dominion Freight Line, Inc.	425,297
400	P.A.M. Transportation SVCS*	23,084
1,902	Ryder System, Inc.	103,298
1,512	Saia, Inc.*	140,797
9,046	Union Pacific Corp.	1,635,425
2,010	Universal Logistics Holdings, Inc.	38,110
1,023	USA Truck, Inc.*	7,621
3,284	Werner Enterprises, Inc.	119,505
1,829	YRC Worldwide, Inc.*^	4,664

		5,637,763

Semiconductors & Semiconductor Equipment (4.3%):
1,056	Advanced Energy Industries, Inc.*	75,187
6,699	Advanced Micro Devices, Inc.*	307,216
2,031	Alpha & Omega Semiconductor, Ltd.*	27,662
1,392	Ambarella, Inc.*	84,300
12,824	Amkor Technology, Inc.*	166,712
2,339	Analog Devices, Inc.	277,967
15,126	Applied Materials, Inc.	923,291
1,615	Axcelis Technologies, Inc.*	38,913
1,701	AXT, Inc.*	7,399
4,273	Broadcom, Inc.	1,350,353
3,367	Brooks Automation, Inc.	141,279
297	Cabot Microelectronics Corp.	42,863
437	CEVA, Inc.*	11,782
1,665	Cirrus Logic, Inc.*	137,213
2,261	Cohu, Inc.	51,664
3,350	Cree, Inc.*	154,603
9,588	Cypress Semiconductor Corp.	223,688
2,201	Diodes, Inc.*	124,070
5,453	Entegris, Inc.	273,141
3,383	First Solar, Inc.*	189,313

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
3,971	FormFactor, Inc.*	$103,127
1,314	GSI Technology, Inc.*	9,316
948	Ichor Holdings, Ltd.*	31,540
975	Inphi Corp.*	72,170
78,572	Intel Corp.	4,702,533
3,658	KLA Corp.	651,746
2,537	Kulicke & Soffa Industries, Inc.	69,006
2,315	Lam Research Corp.	676,906
4,922	Lattice Semiconductor Corp.*	94,207
2,991	MA-COM Technology Solutions Holdings, Inc.*	79,561
11,227	Marvell Technology Group, Ltd.	298,189
5,015	Maxim Integrated Products, Inc.	308,473
3,353	MaxLinear, Inc., Class A*	71,151
3,257	Microchip Technology, Inc.	341,073
27,536	Micron Technology, Inc.*	1,480,886
1,905	MKS Instruments, Inc.	209,569
793	Monolithic Power Systems, Inc.	141,170
1,500	Neophotonics Corp.*	13,230
150	NVE Corp.	10,710
5,537	NVIDIA Corp.	1,302,856
11,695	ON Semiconductor Corp.*	285,124
2,597	Onto Innovation, Inc.*	94,894
1,438	PDF Solutions, Inc.*	24,288
5,010	Photronics, Inc.*	78,958
760	Power Integrations, Inc.	75,172
1,918	Qorvo, Inc.*	222,929
15,194	Qualcomm, Inc.	1,340,567
5,880	Rambus, Inc.*	80,997
2,464	Semtech Corp.*	130,346
867	Silicon Laboratories, Inc.*	100,555
3,982	Skyworks Solutions, Inc.	481,344
1,751	SMART Global Holdings, Inc.*	66,433
2,652	SolarEdge Technologies, Inc.*	252,180
1,129	Synaptics, Inc.*	74,254
4,497	Teradyne, Inc.	306,650
13,222	Texas Instruments, Inc.	1,696,249
1,678	Ultra Clean Holdings, Inc.*	39,383
516	Universal Display Corp.	106,332
3,598	Veeco Instruments, Inc.*	52,837
3,913	Xilinx, Inc.	382,574
3,667	Xperi Corp.	67,840

		21,235,941

Software (5.2%):
2,452	ACI Worldwide, Inc.*	92,894
5,752	Adobe, Inc.*	1,897,067
627	Alarm.com Holding, Inc.*	26,942
1,009	American Software, Inc., Class A	15,014
988	ANSYS, Inc.*	254,321
1,609	Aspen Technology, Inc.*	194,576
1,764	Autodesk, Inc.*	323,623
5,114	Avaya Holdings Corp.*	69,039
2,272	Aware, Inc.*	7,634
1,088	Blackbaud, Inc.	86,605
794	Bottomline Technologies, Inc.*	42,558
4,885	Cadence Design Systems, Inc.*	338,824
3,648	CDK Global, Inc.	199,473

See accompanying notes to the financial statements.

21

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Software, continued
1,053	Cerence, Inc.*	$23,829
2,507	Cision, Ltd.*	24,995
2,502	Citrix Systems, Inc.	277,472
505	CommVault Systems, Inc.*	22,543
533	Coupa Software, Inc.*	77,951
1,380	Ebix, Inc.	46,106
990	Envestnet, Inc.*	68,934
573	Fair Isaac Corp.*	214,692
1,784	FireEye, Inc.*	29,490
1,944	Fortinet, Inc.*	207,541
977	Globant SA*	103,611
1,126	Guidewire Software, Inc.*	123,601
385	HubSpot, Inc.*	61,023
3,002	Intuit, Inc.	786,314
1,711	J2 Global, Inc.	160,338
1,431	LogMeIn, Inc.	122,694
1,805	Manhattan Associates, Inc.*	143,949
92,844	Microsoft Corp.	14,641,498
430	MicroStrategy, Inc., Class A*	61,331
600	New Relic, Inc.*	39,426
2,577	NortonLifeLock, Inc.	65,765
5,919	Nuance Communications, Inc.*	105,536
1,722	OneSpan, Inc.*	29,481
40,545	Oracle Corp.	2,148,074
1,051	Paycom Software, Inc.*	278,263
237	Paylocity Holding Corp.*	28,634
963	Pegasystems, Inc.	76,703
1,395	Progress Software Corp.	57,962
400	Proofpoint, Inc.*	45,912
393	PTC, Inc.*	29,432
1,224	Qualys, Inc.*	102,045
2,745	RealNetworks, Inc.*	3,294
1,867	RealPage, Inc.*	100,351
737	Rubicon Project, Inc.*	6,014
3,484	Salesforce.com, Inc.*	566,638
1,200	Sapiens International Corp. NV	27,600
2,393	SeaChange International, Inc.*	10,027
574	ServiceNow, Inc.*	162,052
967	Splunk, Inc.*	144,828
4,418	SS&C Technologies Holdings, Inc.	271,265
2,279	Synchronoss Technologies, Inc.*^	10,825
1,545	Synopsys, Inc.*	215,064
3,390	Telaria, Inc.*	29,866
454	The Trade Desk, Inc.*	117,940
7,428	TiVo Corp.	62,989
409	Tyler Technologies, Inc.*	122,708
2,230	Verint Systems, Inc.*	123,453
742	VMware, Inc., Class A*	112,628
494	Workday, Inc., Class A*	81,238

		25,922,495

Specialty Retail (2.6%):
2,187	Aaron’s, Inc.	124,900
4,015	Abercrombie & Fitch Co., Class A	69,419
1,285	Advance Auto Parts, Inc.	205,806
7,096	American Eagle Outfitters, Inc.	104,311
492	America’s Car Mart, Inc.*	53,953
1,333	Asbury Automotive Group, Inc.*	149,016

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
462	Ascena Retail Group, Inc.*^	$3,541
3,229	At Home Group, Inc.*	17,760
4,080	AutoNation, Inc.*	198,410
351	AutoZone, Inc.*	418,150
3,164	Barnes & Noble Education, Inc.*	13,510
5,744	Bed Bath & Beyond, Inc.^	99,371
5,789	Best Buy Co, Inc.	508,274
1,657	Big 5 Sporting Goods Corp.	4,971
1,519	Boot Barn Holdings, Inc.*	67,641
583	Build-A-Bear Workshop, Inc.*	1,889
1,337	Burlington Stores, Inc.*	304,876
2,280	Caleres, Inc.	54,150
3,534	CarMax, Inc.*	309,826
1,987	Cato Corp., Class A	34,574
7,822	Chico’s FAS, Inc.	29,802
881	Citi Trends, Inc.	20,369
1,572	Conn’s, Inc.*	19,477
3,425	Designer Brands, Inc., Class A	53,910
2,864	Destination XL Group, Inc.*	3,666
2,768	Dick’s Sporting Goods, Inc.	136,988
6,313	Express, Inc.*	30,744
976	Five Below, Inc.*	124,791
4,013	Foot Locker, Inc.	156,467
199	Francesca’s Holdings Corp.*^	2,066
6,630	GameStop Corp., Class A^	40,310
16,270	Gap, Inc. (The)	287,654
1,571	Genesco, Inc.*	75,282
1,200	Group 1 Automotive, Inc.	120,000
4,368	Guess?, Inc.	97,756
1,166	Haverty Furniture Cos., Inc.	23,507
1,874	Hibbett Sports, Inc.*	52,547
11,850	Home Depot, Inc. (The)	2,587,802
1,293	Hudson, Ltd., Class A*	19,835
1,036	Kirkland’s, Inc.*^	1,285
4,361	L Brands, Inc.	79,021
1,177	Lithia Motors, Inc., Class A	173,019
11,080	Lowe’s Cos., Inc.	1,326,940
1,427	MarineMax, Inc.*	23,817
7,372	Michaels Cos., Inc. (The)*	59,639
1,401	Monro, Inc.	109,558
1,654	Murphy U.S.A., Inc.*	193,518
1,200	National Vision Holdings, Inc.*	38,916
25,774	Office Depot, Inc.	70,621
1,161	O’Reilly Automotive, Inc.*	508,820
5,666	Party City Holdco, Inc.*^	13,258
3,939	Penske Automotive Group, Inc.	197,817
8	Pier 1 Imports, Inc.*^	51
1,792	Rent-A-Center, Inc.	51,681
622	RH*	132,797
5,323	Ross Stores, Inc.	619,704
4,842	RTW Retailwinds, Inc.*	3,878
5,608	Sally Beauty Holdings, Inc.*	102,346
600	Shoe Carnival, Inc.^	22,368
1,393	Signet Jewelers, Ltd.^	30,283
1,230	Sleep Number Corp.*	60,565
3,293	Sonic Automotive, Inc., Class A	102,083
1,606	Sportsman’s Warehouse Holdings, Inc.*	12,896

See accompanying notes to the financial statements.

22

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
289	Tandy Leather Factory, Inc.*	$1,650
848	The Buckle, Inc.	22,930
988	The Children’s Place, Inc.	61,770
2,708	Tiffany & Co.	361,924
854	Tilly’s, Inc.	10,462
17,310	TJX Cos., Inc. (The)	1,056,949
2,828	Tractor Supply Co.	264,248
1,178	Ulta Beauty, Inc.*	298,199
5,535	Urban Outfitters, Inc.*	153,707
2,949	Williams-Sonoma, Inc.	216,575
285	Winmark Corp.	56,516
2,204	Zumiez, Inc.*	76,126

		13,143,258

Technology Hardware, Storage & Peripherals (4.5%):
6,315	3D Systems Corp.*	55,256
67,371	Apple, Inc.	19,783,495
728	AstroNova, Inc.	9,988
2,354	Avid Technology, Inc.*	20,197
2,642	Dell Technologies, Inc., Class C*	135,772
17,049	Hewlett Packard Enterprise Co.	270,397
20,929	HP, Inc.	430,092
5,127	NCR Corp.*	180,265
4,382	NetApp, Inc.	272,780
2,304	Pure Storage, Inc., Class A*	39,421
6,799	Seagate Technology plc	404,541
2,522	Stratasys, Ltd.*	51,007
1,472	Super Micro Computer, Inc.*	35,357
6,313	Western Digital Corp.	400,687
7,974	Xerox Holdings Corp.	294,002

		22,383,257

Textiles, Apparel & Luxury Goods (1.0%):
5,725	Capri Holdings, Ltd.*	218,409
1,710	Carter’s, Inc.	186,971
1,828	Columbia Sportswear Co.	183,147
2,493	Crocs, Inc.*	104,432
810	Culp, Inc.	11,032
1,141	Deckers Outdoor Corp.*	192,669
3,440	Fossil Group, Inc.*	27,107
2,480	G-III Apparel Group, Ltd.*	83,080
11,489	Hanesbrands, Inc.	170,612
795	Kontoor Brands, Inc.	33,382
2,320	Lululemon Athletica, Inc.*	537,475
1,551	Movado Group, Inc.	33,719
15,610	Nike, Inc., Class B	1,581,448
1,259	Oxford Industries, Inc.	94,954
1,797	PVH Corp.	188,955
1,477	Ralph Lauren Corp.	173,134
570	Rocky Brands, Inc.	16,775
5,498	Skechers U.S.A., Inc., Class A*	237,459
2,686	Steven Madden, Ltd.	115,525
700	Superior Group of Cos., Inc.	9,478
8,939	Tapestry, Inc.	241,085
3,746	Under Armour, Inc., Class C*	71,848
1,027	Unifi, Inc.*	25,942
802	Vera Bradley, Inc.*	9,464
4,448	VF Corp.	443,288

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
3,237	Wolverine World Wide, Inc.	$109,216

		5,100,606

Thrifts & Mortgage Finance (0.6%):
3,384	Axos Financial, Inc.*	102,468
1,591	BankFinancial Corp.	20,810
7,721	Capitol Federal Financial, Inc.	106,009
2,223	Columbia Financial, Inc.*	37,658
2,791	Dime Community Bancshares, Inc.	58,304
855	ESSA Bancorp, Inc.	14,492
3,469	Essent Group, Ltd.	180,353
403	Federal Agricultural Mortgage Corp.	33,651
408	First Capital, Inc.	29,784
1,544	First Defiance Financial Corp.	48,621
2,446	Flagstar Bancorp, Inc.	93,560
8	Greene County Bancorp, Inc.	230
155	Hingham Institution for Savings	32,581
1,670	HomeStreet, Inc.*	56,780
413	IF Bancorp, Inc.	9,507
966	Impac Mortgage Holdings, Inc.*	5,081
5,948	Kearny Financial Corp.	82,261
1,249	Kentucky First Federal Bancorp	9,680
750	Lake Shore Bancorp, Inc.	11,438
194	LendingTree, Inc.*	58,867
3,570	Meridian Bancorp, Inc.	71,721
2,468	Meta Financial Group, Inc.	90,107
14,868	MGIC Investment Corp.	210,679
4,623	Mr Cooper Group, Inc.*	57,834
7,598	New York Community Bancorp, Inc.	91,328
3,378	NMI Holdings, Inc., Class A*	112,082
2,984	Northfield Bancorp, Inc.	50,609
5,417	Northwest Bancshares, Inc.	90,085
3,167	Oceanfirst Financial Corp.	80,885
503	Oconee Federal Financial Corp.	13,133
6,975	Ocwen Financial Corp.*	9,556
2,417	PennyMac Financial Services, Inc.	82,275
679	Provident Financial Holdings, Inc.	14,870
3,181	Provident Financial Services, Inc.	78,412
6,456	Radian Group, Inc.	162,432
420	Riverview Bancorp, Inc.	3,448
561	Southern Missouri Bancorp, Inc.	21,520
1,764	Sterling Bancorp, Inc.	14,288
733	Territorial Bancorp, Inc.	22,679
5,881	TFS Financial Corp.	115,738
7,273	TrustCo Bank Corp NY	63,057
2,800	United Community Financial Corp.	32,648
3,136	Washington Federal, Inc.	114,934
2,036	Waterstone Financial, Inc.	38,745
1,846	Wawlker & Dunlop, Inc.	119,399
1,498	Western New England BanCorp, Inc.	14,426
2,825	WSFS Financial Corp.	124,272

		2,893,297

Tobacco (0.7%):
33,963	Altria Group, Inc.	1,695,094
17,037	Philip Morris International, Inc.	1,449,678
1,284	Universal Corp.	73,265

See accompanying notes to the financial statements.

23

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Tobacco, continued
8,474	Vector Group, Ltd.	$113,467

		3,331,504

Trading Companies & Distributors (0.8%):
7,096	Air Lease Corp.	337,202
4,508	Aircastle, Ltd.	144,301
1,994	Applied Industrial Technologies, Inc.	132,980
2,840	Beacon Roofing Supply, Inc.*	90,823
3,866	BMC Stock Holdings, Inc.*	110,916
1,592	CAI International, Inc.*	46,136
644	DXP Enterprises, Inc.*	25,638
11,185	Fastenal Co.	413,286
876	GATX Corp.	72,577
2,334	GMS, Inc.*	63,205
1,700	H&E Equipment Services, Inc.	56,831
6,084	HD Supply Holdings, Inc.*	244,698
1,767	Herc Holdings, Inc.*	86,477
1,307	Huttig Building Products, Inc.*	2,013
870	Kaman Corp., Class A	57,350
5,217	MRC Global, Inc.*	71,160
2,233	MSC Industrial Direct Co., Inc., Class A	175,224
5,453	NOW, Inc.*	61,292
1,902	Rush Enterprises, Inc., Class A	88,443
2,034	Systemax, Inc.	51,175
2,654	Textainer Group Holdings, Ltd.*^	28,424
651	Titan Machinery, Inc.*	9,622
1,007	Transcat, Inc.*	32,083
3,334	Triton International, Ltd.	134,027
2,958	United Rentals, Inc.*	493,305
5,820	Univar Solutions, Inc.*	141,077
1,184	Veritiv Corp.*	23,289
1,254	W.W. Grainger, Inc.	424,504
902	Watsco, Inc.	162,495
84	Watsco, Inc., Class B	15,004
2,155	WESCO International, Inc.*	127,985

		3,923,542

Transportation Infrastructure (0.0%†):
2,859	Macquarie Infrastructure Corp.	122,480

Water Utilities (0.2%):
1,327	American States Water Co.	114,971
2,774	American Water Works Co., Inc.	340,786
3,102	Aqua America, Inc.	145,608
1,620	AquaVenture Holdings, Ltd.*	43,934
491	Artesian Resources Corp.	18,270
1,743	California Water Service Group	89,869
979	Middlesex Water Co.	62,235
669	Pure Cycle Corp.*	8,423
1,234	SJW Group	87,688

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Water Utilities, continued
772	York Water Co. (The)	$35,597

		947,381

Wireless Telecommunication Services (0.2%):
2,055	Boingo Wireless, Inc.*	22,502
2,603	Shenandoah Telecommunications Co.	108,311
1,649	Spok Holdings, Inc.	20,167
15,850	Sprint Corp.*	82,579
4,354	Telephone & Data Systems, Inc.	110,722
6,513	T-Mobile US, Inc.*	510,749
1,695	United States Cellular Corp.*	61,410

		916,440

Total Common Stocks (Cost $354,940,623)		494,429,694

Rights (0.0%†):
Chemicals (0.0%†):
2,215	Schulman, Inc. CVR, Expires on 12/31/49*(a)	—

Diversified Financial Services (0.0%†):
2,411	NewStar Financial, Inc. CVR, Expires on 12/31/49*	1,739

Media (0.0%†):
9,820	Media General, Inc. CVR, Expires on 12/31/49*	928

Pharmaceuticals (0.0%†):
14,276	Bristol-Myers Squibb Co. CVR, Expires on 12/31/21*	42,970

Total Rights (Cost $37,180)		45,637

Short-Term Securities Held as Collateral for
Securities on Loan (0.6%):
3,040,005	BlackRock Liquidity FedFund, Institutional Class, 2.00%(b)(c)	3,040,005

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $3,040,005)		3,040,005

Unaffiliated Investment Companies (0.3%):
Money Markets (0.3%):
1,309,836	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(c)	1,309,836

Total Unaffiliated Investment Companies (Cost $1,309,836)		1,309,836

Total Investment Securities
(Cost $359,327,644) — 100.5%(d)		498,825,172
Net other assets (liabilities) — (0.5)%		(2,506,994)

Net Assets — 100.0%		$496,318,178

Percentages indicated are based on net assets as of December 31, 2019.

CVR—Contingency Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $2,947,972.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2019. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(c)	The rate represents the effective yield at December 31, 2019.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or rounds to less than $1.

See accompanying notes to the financial statements.

24

AZL DFA U.S. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$359,327,644

Investment securities, at value(a)	$498,825,172
Cash	180,102
Interest and dividends receivable	433,414
Receivable for investments sold	282,164
Reclaims receivable	4,866
Prepaid expenses	1,709

Total Assets	499,727,427

Liabilities:
Payable for capital shares redeemed	9,699
Payable for collateral received on loaned securities	3,040,005
Manager fees payable	226,620
Administration fees payable	5,166
Distribution fees payable	104,917
Custodian fees payable	3,564
Administrative and compliance services fees payable	1,801
Transfer agent fees payable	987
Trustee fees payable	443
Other accrued liabilities	16,047

Total Liabilities	3,409,249

Net Assets	$496,318,178

Net Assets Consist of:
Paid in capital	$319,148,027
Total distributable earnings	177,170,151

Net Assets	$496,318,178

Shares of beneficial interest (unlimited number of shares authorized, no par value)	36,683,360
Net Asset Value (offering and redemption price per share)	$13.53

(a)	Includes securities on loan of $2,947,972.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$9,169,471
Income from securities lending	71,131
Foreign tax reclaims received	566

Total Investment Income	9,241,168

Expenses:
Manager fees	3,963,770
Administration fees	159,266
Distribution fees	1,238,676
Custodian fees	20,599
Administrative and compliance services fees	9,040
Transfer agent fees	5,933
Trustee fees	28,204
Professional fees	25,123
Shareholder reports	6,863
Other expenses	18,472

Total expenses before reductions	5,475,946
Less expenses voluntarily waived/reimbursed by the Manager	(1,288,228)

Net expenses	4,187,718

Net Investment Income/(Loss)	5,053,450

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	32,472,338
Change in net unrealized appreciation/depreciation on securities	90,102,485

Net realized and Change in net unrealized gains/losses on investments	122,574,823

Change in Net Assets Resulting From Operations	$127,628,273

See accompanying notes to the financial statements.

25

AZL DFA U.S. Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$5,053,450	$5,485,762
Net realized gains/(losses) on investments	32,472,338	30,756,695
Change in unrealized appreciation/depreciation on investments	90,102,485	(69,335,803)

Change in net assets resulting from operations	127,628,273	(33,093,346)

Distributions to Shareholders:
Distributions	(36,227,548)	(21,156,078)

Change in net assets resulting from distributions to shareholders	(36,227,548)	(21,156,078)

Capital Transactions:
Proceeds from shares issued	2,050,767	9,663,472
Proceeds from dividends reinvested	36,227,548	21,156,078
Value of shares redeemed	(96,897,568)	(97,254,403)

Change in net assets resulting from capital transactions	(58,619,253)	(66,434,853)

Change in net assets	32,781,472	(120,684,277)
Net Assets:
Beginning of period	463,536,706	584,220,983

End of period	$496,318,178	$463,536,706

Share Transactions:
Shares issued	163,172	753,910
Dividends reinvested	2,969,471	1,661,907
Shares redeemed	(7,394,237)	(7,270,508)

Change in shares	(4,261,594)	(4,854,691)

See accompanying notes to the financial statements.

26

AZL DFA U.S. Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015(a)

Net Asset Value, Beginning of Period	$11.32	$12.76	$10.74	$9.49	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.13 (b)	0.16	0.15	0.13	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	3.08	(1.06)	2.04	1.21	(0.59)

Total from Investment Activities	3.21	(0.90)	2.19	1.34	(0.51)

Distributions to Shareholders From:
Net Investment Income	(0.15)	(0.15)	(0.14)	(0.09)	—
Net Realized Gains	(0.85)	(0.39)	(0.03)	—	—

Total Dividends	(1.00)	(0.54)	(0.17)	(0.09)	—

Net Asset Value, End of Period	$13.53	$11.32	$12.76	$10.74	$9.49

Total Return(c)	29.36%	(7.52)%	20.45%	14.25%	(5.10	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$496,318	$463,537	$584,221	$582,088	$557,576
Net Investment Income/(Loss)(e)	1.03%	1.00%	1.02%	1.24%	1.12%
Expenses Before Reductions(e)(f)	1.10%	1.10%	1.10%	1.10%	1.12%
Expenses Net of Reductions(e)	0.84%	0.84%	0.84%	0.84%	0.86%
Portfolio Turnover Rate	4%	4%	2%	10%	12	%(d)

(a)	For the period April 27, 2015 (commencement of share class) to December 31, 2015.

(b)	Calculated using the average shares method.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

27

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Core Equity Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

28

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2019

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $6,966 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $3,040,005 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA U.S. Core Equity Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.54% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum

29

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2019

annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $3,734 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total
Common Stocks+	$494,427,499	$—	$2,195		$494,429,694
Rights	42,970	2,667	—	#	45,637
Short-Term Securities Held as Collateral for Securities on Loan	3,040,005	—	—		3,040,005
Unaffiliated Investment Companies	1,309,836	—	—		1,309,836

Total Investments	$498,820,310	$2,667	$2,195		$498,825,172

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2019.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA U.S. Core Equity Fund	$20,467,568	$108,507,847

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AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2019

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $359,308,347. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$175,683,818
Unrealized (depreciation)	(36,166,993)

Net unrealized appreciation/(depreciation)	$139,516,825

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Core Equity Fund	$5,481,514	$30,746,034	$36,227,548

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Core Equity Fund	$6,370,472	$14,785,606	$21,156,078

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2019

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA U.S. Core Equity Fund	$5,364,452	$32,288,876	$—	$139,516,825	$177,170,153

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies, and other miscellaneous differences.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 75% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL DFA U.S. Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA U.S. Core Equity Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2019, the Fund declared net short-term capital gain distributions of $93,963.

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $30,746,034.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

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the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

38

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

39

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

40

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® DFA U.S. Small Cap Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Small Cap Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Small Cap Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® DFA U.S. Small Cap Fund (the “Fund”) returned 21.10%†. That compared to a 25.52% total return for its benchmark, the Russell 2000® Index1.

U.S. stocks began 2019 rebounding from the significant losses experienced at the end of 2018. The Federal Reserve Board’s (the Fed) announcement in January that it would halt interest rate hikes for the near future boosted both stocks and bonds. Market volatility returned in the second quarter on worries about U.S. trade relations. The Fed cut rates in July and September, offsetting the negative effects of the U.S.-China trade war, weak global growth and signs of weakness in the U.S. manufacturing and consumer sectors. In August, the 10-year U.S. Treasury yield briefly fell below the yields on 2-year and 1-year notes, sparking recession fears. Improving prospects for a U.S.-China trade deal in the fourth quarter, increased investors’ appetites for risk, and a third rate cut by the Fed in October combined with strong economic growth to buoy markets through the end of the year.

Large-cap stocks outperformed small-cap stocks for the period. Growth stocks outperformed value stocks across all market cap sizes. In the large-cap universe, stocks with lower relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability. In the small-cap universe, however, stocks with lower-relative prices and higher profitability underperformed stocks with higher-relative prices and lower profitability.

The Fund’s underperformance relative to its benchmark was primarily driven by its lack of exposure to stocks with the lowest profitability and highest-relative price. These stocks were among the best performers during the period. The Fund’s lack of exposure to the largest stocks held by the benchmark also detracted from relative performance, as those stocks outperformed the smaller-cap stocks in the Fund’s portfolio.*

Past performance does not guarantee future results.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA U.S. Small Cap Fund (Unaudited)

Fund Objective
The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of small-capitalization U.S. companies.
Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

				Since
	1		3	Inception
	Year		Year	(4/27/15)
AZL® DFA U.S. Small Cap Fund	21.10	%†	5.43%	6.57%
Russell 2000® Index	25.52%		8.59%	7.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Small Cap Fund	1.16%

The above expense ratio is based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratio can be found in the Financial Highlights.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Index, which is an unmanaged market capitalization-weighted index comprised of the 2,000 smallest companies listed in the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Small Cap Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Small Cap Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL DFA U.S. Small Cap Fund	$1,000.00	$1,061.10	$5.30	1.02%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL DFA U.S. Small Cap Fund	$1,000.00	$1,020.06	$5.19	1.02%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	21.0%

Industrials	20.4

Consumer Discretionary	14.4

Information Technology	13.5

Health Care	8.6

Materials	5.7

Utilities	4.3

Energy	4.1

Consumer Staples	4.0

Communication Services	3.3

Real Estate	0.5

Total Common and Preferred Stocks	99.8

Rights	— †

Short-Term Securities Held as Collateral for Securities on Loan	1.8

Unaffiliated Investment Companies	0.3

Total Investment Securities	101.9

Net other assets (liabilities)	(1.9)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (99.8%):
Aerospace & Defense (1.4%):
1,397	AAR Corp.	$63,005
9,389	Aerojet Rocketdyne Holdings, Inc.*	428,703
2,231	AeroVironment, Inc.*	137,742
2,615	Astronics Corp.*	73,089
392	Astronics Corp., Class B*	10,917
3,730	Axon Enterprise, Inc.*	273,334
685	CPI Aerostructures, Inc.*	4,610
3,061	Cubic Corp.	194,588
766	Ducommun, Inc.*	38,706
3,376	Innovative Solutions & Support, Inc.*	19,716
11,071	Kratos Defense & Security Solutions, Inc.*	199,389
4,348	Mercury Systems, Inc.*	300,490
4,062	Moog, Inc., Class A	346,610
947	National Presto Industries, Inc.	83,705
2,564	Park Aerospace Corp., Class C	41,716
621	Triumph Group, Inc.	15,693
459	Vectrus, Inc.*	23,528
12,220	WESCO Aircraft Holdings, Inc.*	134,664

		2,390,205

Air Freight & Logistics (0.5%):
738	Air T, Inc.*	14,871
7,991	Air Transport Services Group, Inc.*	187,469
1,862	Atlas Air Worldwide Holdings, Inc.*	51,335
3,555	Echo Global Logistics, Inc.*	73,589
3,628	Forward Air Corp.	253,778
4,675	Hub Group, Inc., Class A*	239,781
5,212	Radiant Logistics, Inc.*	29,031

		849,854

Airlines (0.6%):
2,064	Allegiant Travel Co.	359,218
455	Copa Holdings SA, Class A	49,176
6,365	Hawaiian Holdings, Inc.	186,431
2,689	SkyWest, Inc.	173,790
4,325	Spirit Airlines, Inc.*	174,341

		942,956

Auto Components (1.6%):
3,195	Adient plc*	67,894
12,952	American Axle & Manufacturing Holdings, Inc.*	139,364
7,311	Cooper Tire & Rubber Co.	210,191
2,216	Cooper-Standard Holding, Inc.*	73,483
11,599	Dana, Inc.	211,102
2,148	Delphi Technologies plc*	27,559
4,102	Dorman Products, Inc.*	310,603
4,852	Fox Factory Holding Corp.*	337,553
1,200	Garrett Motion, Inc.*	11,988
4,614	Gentherm, Inc.*	204,815
6,906	Goodyear Tire & Rubber Co.	107,423
1,680	Horizon Global Corp.*	5,863
3,045	LCI Industries	326,210
7,745	Modine Manufacturing Co.*	59,637
2,866	Motorcar Parts of America, Inc.*	63,138
1,992	Shiloh Industries, Inc.*	7,092
3,444	Standard Motor Products, Inc.	183,290

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
3,162	Stoneridge, Inc.*	$92,710
733	Strattec Security Corp.	16,280
3,266	Tenneco, Inc.	42,785
472	Veoneer, Inc.*^	7,373
3,073	Visteon Corp.*	266,091
4,313	VOXX International Corp.*	18,891

		2,791,335

Automobiles (0.2%):
1,980	Thor Industries, Inc.	147,094
4,607	Winnebago Industries, Inc.	244,079

		391,173

Banks (12.9%):
1,584	1st Constitution Bancorp	35,054
3,659	1st Source Corp.	189,829
410	ACNB Corp.	15,506
704	Allegiance Bancshares, Inc.*	26,470
1,339	American National Bankshares, Inc.	52,984
346	American River Bankshares	5,145
6,800	Ameris Bancorp	289,272
1,649	Ames National Corp.	46,271
1,809	Arrow Financial Corp.	68,380
8,706	Associated Banc-Corp.	191,880
1,465	Atlantic Capital Bancshares, Inc.*	26,883
7,824	Atlantic Union Bankshares Corp.	293,791
13	Auburn National Bancorp, Inc.	689
5,894	Banc of California, Inc.	101,259
4,614	BancFirst Corp.	288,098
810	Bancorp of New Jersey, Inc.*	14,491
8,252	Bancorp, Inc. (The)*	107,028
10,148	BancorpSouth Bank	318,749
2,653	Bank of Commerce Holdings	30,695
3,143	Bank of Hawaii Corp.	299,088
1,669	Bank of Marin Bancorp	75,188
997	Bank of Nt Butterfield & Son, Ltd. (The)	36,909
485	Bank of South Carolina Corp.	9,108
4,212	Bank OZK	128,487
4,568	BankUnited, Inc.	167,006
3,430	Banner Corp.	194,104
2,449	Bar Harbor Bankshares	62,180
595	BCB Bancorp, Inc.	8,205
5,543	Berkshire Hills Bancorp, Inc.	182,254
9,350	Boston Private Financial Holdings, Inc.	112,481
2,206	Bridge Bancorp, Inc.	73,967
8,918	Brookline Bancorp, Inc.	146,790
2,266	Bryn Mawr Bank Corp.	93,450
1,380	Byline BanCorp, Inc.	27,007
227	C&F Financial Corp.	12,560
6,024	Cadence Bancorp	109,215
1,274	California First National Bancorp	21,212
2,359	Camden National Corp.	108,656
2,242	Capital City Bank Group, Inc.	68,381
1,218	Carolina Financial Corp.	52,654
7,813	Cathay General Bancorp	297,285
279	CBTX, Inc.	8,682
11,385	CenterState Bank Corp.	284,397
3,786	Central Pacific Financial Corp.	111,990

See accompanying notes to the financial statements.

4

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,141	Central Valley Community Bancorp	$24,725
511	Century Bancorp, Inc.	45,970
668	Chemung Financial Corp.	28,390
2,009	Citizens & Northern Corp.	56,754
718	Citizens Holding Co.	15,710
1,550	City Holding Co.	127,023
822	Civista Bancshares, Inc.	19,728
2,720	CNB Financial Corp.	88,890
85	Codorus Valley Bancorp, Inc.	1,958
56	Colony Bankcorp, Inc.	924
7,176	Columbia Banking System, Inc.	291,956
5,057	Community Bank System, Inc.	358,744
3,296	Community Bankers Trust Corp.	29,268
2,232	Community Trust Bancorp, Inc.	104,100
525	Community West Bancshares	5,828
4,062	ConnectOne Bancorp, Inc.	104,475
4,048	Customers Bancorp, Inc.*	96,383
13,574	CVB Financial Corp.	292,927
609	Eagle Bancorp Montana, Inc.	13,027
4,678	Eagle Bancorp, Inc.	227,491
2,893	Enterprise Financial Services Corp.	139,472
924	Equity Bancshares, Inc.*	28,524
534	Evans Bancorp, Inc.	21,413
13,654	F.N.B. Corp.	173,406
2,582	Farmers National Banc Corp.	42,138
242	Fauquier Bankshares, Inc.	5,140
1,909	Financial Institutions, Inc.	61,279
22,183	First Bancorp	234,918
2,793	First Bancorp	111,469
2,165	First Bancorp, Inc.	65,448
965	First Bancshares, Inc. (The)	34,277
5,271	First Busey Corp.	144,953
940	First Business Financial Services, Inc.	24,750
3,144	First Commonwealth Financial Corp.	45,619
2,206	First Community Bankshares	68,430
10,114	First Financial Bancorp	257,300
9,472	First Financial Bankshares, Inc.	332,467
2,044	First Financial Corp.	93,452
1,717	First Financial Northwest, Inc.	25,652
2,578	First Foundation, Inc.	44,857
5,182	First Hawaiian, Inc.	149,501
402	First Internet BanCorp	9,531
3,985	First Interstate BancSystem, Class A	167,051
5,921	First Merchants Corp.	246,254
320	First Mid Bancshares, Inc.	11,280
10,291	First Midwest Bancorp, Inc.	237,310
3,897	First of Long Island Corp. (The)	97,737
28	First Savings Financial Group	1,879
234	First United Corp.	5,637
908	First US Bancshares, Inc.	10,542
3,766	Flushing Financial Corp.	81,364
601	Franklin Financial Network, Inc.	20,632
18,304	Fulton Financial Corp.	319,039
3,443	German American Bancorp, Inc.	122,640
8,403	Glacier Bancorp, Inc.	386,454
1,738	Great Southern Bancorp, Inc.	110,050
2,715	Great Western Bancorp, Inc.	94,319

Shares		Fair Value
Common Stocks, continued
Banks, continued
3,930	Hancock Whitney Corp.	$172,448
4,853	Hanmi Financial Corp.	97,036
1,518	HarborOne BanCorp, Inc.*	16,683
41	Hawthorn Bancshares, Inc.	1,046
3,598	Heartland Financial USA, Inc.	178,965
3,957	Heritage Financial Corp.	111,983
5,806	Hertiage Commerce Corp.	74,491
15,083	Hilltop Holdings, Inc.	376,019
7,449	Home Bancshares, Inc.	146,447
2,818	Hometrust Bancshares, Inc.	75,607
13,353	Hope BanCorp, Inc.	198,426
4,456	Horizon Bancorp	84,664
2,493	IBERIABANK Corp.	186,551
3,317	Independent Bank Corp.	276,140
4,315	Independent Bank Group, Inc.	239,224
6,452	International Bancshares Corp.	277,888
12,112	Investors Bancorp, Inc.	144,314
6,091	Lakeland Bancorp, Inc.	105,862
3,599	Lakeland Financial Corp.	176,099
862	Landmark Bancorp, Inc.	21,593
1,512	LCNB Corp.	29,182
1,000	Limestone Bancorp, Inc.*	18,000
1,383	Live Oak Bancshares, Inc.	26,291
5,225	Macatawa Bank Corp.	58,154
1,048	Mackinac Financial Corp.	18,298
2,659	Mercantile Bank Corp.	96,974
974	Midland States BanCorp, Inc.	28,207
1,441	MidWestone Financial Group, Inc.	52,207
892	MutualFirst Financial, Inc.	35,386
3,525	National Bank Holdings Corp.	124,151
1,069	National Bankshares, Inc.	48,030
4,368	NBT Bancorp, Inc.	177,166
378	Nicolet Bankshares, Inc.*	27,915
1,136	Northeast Bank	24,981
657	Northrim Bancorp, Inc.	25,163
609	Norwood Financial Corp.	23,690
6,426	OFG Bancorp	151,718
183	Ohio Valley Banc Corp.	7,250
16,444	Old National Bancorp	300,761
1,004	Old Point Financial Corp.	27,600
3,314	Old Second Bancorp, Inc.	44,640
1,805	Opus Bank	46,695
1,765	Orrstown Financial Services, Inc.	39,924
1,718	Pacific Mercantile Bancorp*	13,950
4,430	Pacific Premier Bancorp, Inc.	144,440
598	PacWest Bancorp	22,885
1,807	Park National Corp.	185,001
1,488	Parke Bancorp, Inc.	37,780
2,884	Peapack-Gladstone Financial Corp.	89,116
1,452	Penns Woods Bancorp, Inc.	51,633
434	Peoples Bancorp of NC	14,257
2,394	Peoples Bancorp, Inc.	82,976
1,015	People’s United Financial, Inc.	17,154
452	People’s Utah BanCorp	13,614
997	Pinnacle Financial Partners, Inc.	63,808
2,285	Preferred Bank Los Angeles	137,306
1,193	Premier Financial Bancorp, Inc.	21,641

See accompanying notes to the financial statements.

5

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Banks, continued
880	Prosperity Bancshares, Inc.	$63,263
1,118	QCR Holdings, Inc.	49,035
351	Rbb BanCorp	7,431
5,547	Renasant Co.	196,475
1,882	Republic Bancorp, Inc., Class A	88,078
6,466	Republic First Bancorp, Inc.*	27,028
3,577	S & T Bancorp, Inc.	144,117
320	Salisbury Bancorp, Inc.	14,614
3,392	Sandy Spring Bancorp, Inc.	128,489
552	SB Financial Group, Inc.	10,869
625	SB One BanCorp	15,575
4,737	Seacoast Banking Corp of Florida*	144,810
1,252	Select Bancorp, Inc.*	15,400
3,209	ServisFirst Bancshares, Inc.	120,915
2,325	Shore Bancshares, Inc.	40,362
2,333	Sierra Bancorp	67,937
9,879	Simmons First National Corp., Class A	264,658
4,213	South State Corp.	365,478
562	Southern First Bancshares, Inc.*	23,879
2,309	Southern National Bancorp	37,752
3,194	Southside Bancshares, Inc.	118,625
88	Southwest Georgia Financial Corp.	3,089
13,176	Sterling Bancorp	277,750
3,509	Stock Yards Bancorp, Inc.	144,080
682	Summit Financial Group, Inc.	18,475
1,203	Summit State Bank	15,597
8,055	TCF Financial Corp.	376,974
2,140	Texas Capital Bancshares, Inc.*	121,488
2,166	Tompkins Financial Corp.	198,189
7,005	TowneBank	194,879
3,566	TriCo Bancshares	145,528
3,463	Tristate Capital Holdings, Inc.*	90,454
969	Triumph BanCorp, Inc.*	36,841
6,836	Trustmark Corp.	235,910
98	Two River Bancorp	2,195
3,397	UMB Financial Corp.	233,170
4,425	Umpqua Holdings Corp.	78,323
249	Union Bankshares, Inc.	9,029
450	United Bancshares, Inc.	10,220
5,557	United Bankshares, Inc.	214,834
3,612	United Community Banks, Inc.	111,539
916	United Security Bancshares	9,829
42	Unity Bancorp, Inc.	948
3,568	Univest Financial Corp.	95,551
25,614	Valley National Bancorp	293,280
2,264	Veritex Holdings, Inc.	65,950
2,567	Washington Trust Bancorp	138,079
830	Webster Financial Corp.	44,289
127	Wellesley Bank	5,716
7,260	WesBanco, Inc.	274,355
2,380	West Bancorp	60,999
3,781	Westamerica Bancorp	256,238
256	Western Alliance Bancorp	14,592
2,797	Wintrust Financial Corp.	198,307

		21,965,102

Shares		Fair Value
Common Stocks, continued
Beverages (0.4%):
547	Boston Beer Co., Inc. (The), Class A*	$206,684
1,011	Coca-Cola Consolidated, Inc.	287,175
1,920	Craft Brewers Alliance, Inc.*	31,680
2,640	MGP Ingredients, Inc.	127,908
634	National Beverage Corp.*^	32,347
1,846	Primo Water Corp.*	20,721
985	Willamette Valley Vineyards, Inc.*	6,826

		713,341

Biotechnology (1.7%):
838	Abeona Therapeutics, Inc.*	2,740
8,857	Achillion Pharmaceuticals, Inc.*	53,408
4,449	Acorda Therapeutics, Inc.*	9,076
1,123	Aduro Biotech, Inc.*	1,325
3,308	Adverum Biotechnologies, Inc.*	38,108
1,728	Agios Pharmaceuticals, Inc.*	82,512
1,550	Akebia Therapeutics, Inc.*	9,796
473	Albireo Pharma, Inc.*	12,024
2,647	Alkermes plc*	53,999
1,397	AMAG Pharmaceuticals, Inc.*^	17,001
6,621	Amicus Therapeutics, Inc.*	64,489
1,103	Applied Genetic Technologies Corp.*	4,986
3,101	Ardelyx, Inc.*	23,273
1,538	Arena Pharmaceuticals, Inc.*	69,856
1,412	Atara Biotherapeutics, Inc.*	23,256
1,202	Audentes Therapeutics, Inc.*	71,928
804	Avrobio, Inc.*	16,185
1,280	Biospecifics Technologies Corp.*	72,883
221	Bluebird Bio, Inc.*	19,393
4,360	Calithera Biosciences, Inc.*	24,896
1,053	Catalyst Biosciences, Inc.*	7,171
2,202	ChemoCentryx, Inc.*	87,089
10,291	Chimerix, Inc.*	20,891
1,046	Concert Pharmaceuticals, Inc.*	9,649
1,877	CRISPR Therapeutics AG*	114,319
992	Cytomx Therapeutics, Inc.*	8,244
577	Eagle Pharmaceuticals, Inc.*	34,666
3,366	Emergent Biosolutions, Inc.*	181,595
2,302	Enanta Pharmaceuticals, Inc.*	142,218
2,852	Fibrogen, Inc.*	122,322
2,224	Five Prime Therapeutics, Inc.*	10,208
1,199	Global Blood Therapeutics, Inc.*	95,309
1,738	Glycomimetics Industries*	9,194
592	ImmuCell Corp.*	3,049
2,155	Intellia Therapeutics, Inc.*	31,614
1,649	Iovance Biotherapeutics, Inc.*	45,644
956	Ironwood Pharmaceuticals, Inc.*	12,724
3,800	Jounce Therapeutics, Inc.*	33,174
2,769	Kindred Biosciences, Inc.*	23,481
2,093	Kura Oncology, Inc.*	28,779
742	Ligand Pharmaceuticals, Inc., Class B*	77,383
1,612	Macrogenics, Inc.*	17,539
900	MediciNova, Inc.*	6,066
1,300	Minerva Neurosciences, Inc.*	9,243
514	Momenta Pharmaceuticals, Inc.*	10,141
7,827	Myriad Genetics, Inc.*	213,128
687	ObsEva SA*	2,624

See accompanying notes to the financial statements.

6

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
19,735	OPKO Health, Inc.*^	$29,010
14,857	PDL BioPharma, Inc.*	48,211
1,429	Pfenex, Inc.*	15,690
4,400	Progenics Pharmaceuticals, Inc.*	22,396
2,626	Prothena Corp. plc*	41,570
580	PTC Therapeutics, Inc.*	27,857
1,892	Repligen Corp.*	175,009
3,247	Retrophin, Inc.*	46,107
506	Rhythm Pharmaceuticals, Inc.*	11,618
1,925	Rigel Pharmaceuticals, Inc.*	4,120
853	Rocket Pharmaceuticals, Inc.*	19,414
2,359	Sangamo Therapeutics, Inc.*	19,745
1,670	Spectrum Pharmaceuticals, Inc.*	6,079
1,000	Syndax Pharmaceuticals, Inc.*	8,780
905	Syros Pharmaceuticals, Inc.*	6,254
2,094	Ultragenyx Pharmaceutical, Inc.*	89,435
2,009	United Therapeutics Corp.*	176,952
889	Vericel Corp.*	15,469
1,909	Xencor, Inc.*	65,651

		2,857,965

Building Products (2.0%):
6,894	AAON, Inc.	340,633
5,005	Advanced Drainage Systems, Inc.	194,394
2,371	American Woodmark Corp.*	247,793
3,577	Apogee Enterprises, Inc.	116,253
3,226	Armstrong Flooring, Inc.*	13,775
4,820	Armstrong World Industries, Inc.	452,936
14,981	Builders FirstSource, Inc.*	380,667
1,725	Continental Building Products, Inc.*	62,842
308	Continental Materials Corp.*	2,421
3,446	Cornerstone Building Brands, Inc.*	29,325
815	Csw Industrials, Inc.	62,755
1,117	Gibraltar Industries, Inc.*	56,341
2,794	Insteel Industries, Inc.	60,043
3,571	Patrick Industries, Inc.	187,228
7,162	PGT Innovations, Inc.*	106,785
4,793	Quanex Building Products Corp.	81,864
1,305	Resideo Technologies, Inc.*	15,569
5,332	Simpson Manufacturing Co., Inc.	427,787
4,263	Trex Co., Inc.*	383,158
2,113	Universal Forest Products, Inc.	100,790

		3,323,359

Capital Markets (1.7%):
2,080	Affiliated Managers Group, Inc.	176,259
3,202	Artisan Partners Asset Management, Inc., Class A	103,489
3,253	BGC Partners, Inc., Class A	19,323
1,300	Blucora, Inc.*	33,982
5,851	Brightsphere Investment Group, Inc.	59,797
6,403	Cohen & Steers, Inc.	401,853
473	Diamond Hill Investment Group	66,438
2,638	Donnelley Financial Solutions, Inc.*	27,620
834	Eaton Vance Corp.	38,939
7,007	Federated Investors, Inc., Class B	228,358
8,015	Gain Capital Holdings, Inc.^	31,659
1,776	GAMCO Investors, Inc., Class A	34,614
3,795	Greenhill & Co., Inc.	64,819

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
537	Hamilton Lane, Inc.	$32,005
211	Hennessy Advisors, Inc.	2,127
1,116	Houlihan Lokey, Inc.	54,539
2,999	Interactive Brokers Group, Inc., Class A	139,813
2,101	INTL FCStone, Inc.*	102,592
4,175	Janus Henderson Group plc	102,079
18,721	Ladenburg Thalmann Financial Services, Inc.	65,149
4,777	Lazard, Ltd., Class A	190,889
3,606	Legg Mason, Inc.	129,491
2,775	Manning & Napier, Inc.	4,829
2,069	Moelis & Co., Class A	66,042
1,741	Oppenheimer Holdings, Class A	47,843
284	Piper Jaffray Cos., Inc.	22,703
1,718	PJT Partners, Inc.	77,533
2,624	Pzena Investment Management, Inc.	22,619
3,824	Safeguard Scientifics, Inc.	41,988
1,619	Silvercrest Asset Management Group, Inc., Class A	20,367
3,787	Stifel Financial Corp.	229,682
207	Value Line, Inc.	5,984
4,653	Virtu Financial, Inc., Class A	74,401
493	Virtus Investment Partners, Inc.	60,008
1,478	Westwood Holdings, Inc.	43,778
14,884	WisdomTree Investments, Inc.	72,039

		2,895,650

Chemicals (2.8%):
1,064	Advanced Emmissions Solutions^	11,172
3,852	AdvanSix, Inc.*	76,886
1,429	Agrofresh Solutions, Inc.*	3,687
4,305	American Vanguard Corp.	83,818
1,186	Ashland Global Holdings, Inc.	90,765
3,963	Balchem Corp.	402,761
3,659	Cabot Corp.	173,876
1,192	Chase Corp.	141,228
5,193	Chemours Co. (The)	93,941
1,403	Core Molding Technologies, Inc.*	4,560
18,384	Element Solutions, Inc.*	214,725
2,886	Ferro Corp.*	42,799
2,318	Flotek Industries, Inc.*	4,636
7,277	Futurefuel Corp.	90,162
3,321	GCP Applied Technologies, Inc.*	75,420
5,688	H.B. Fuller Co.	293,330
1,335	Hawkins, Inc.	61,156
3,581	Huntsman Corp.	86,517
1,769	Ingevity Corp.*	154,575
2,429	Innophos Holdings, Inc.	77,679
3,040	Innospec, Inc.	314,459
14,475	Intrepid Potash, Inc.*	39,227
1,147	Koppers Holdings, Inc.*	43,838
4,651	Kraton Corp.*	117,763
6,883	Kronos Worldwide, Inc.	92,232
4,373	LSB Industries, Inc.*	18,367
4,709	Minerals Technologies, Inc.	271,380
1,786	Northern Technologies International Corp.	25,111
9,710	Olin Corp.	167,498
6,607	Omnova Solutions, Inc.*	66,797
3,797	PolyOne Corp.	139,692

See accompanying notes to the financial statements.

7

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
1,916	PQ Group Holdings, Inc.*	$32,917
339	Quaker Chemical Corp.	55,772
5,893	Rayonier Advanced Materials, Inc.	22,629
1,058	Scotts Miracle-Gro Co. (The)	112,338
1,833	Sensient Technologies Corp.	121,143
2,776	Stepan Co.	284,373
3,421	Trecora Resources*	24,460
1,788	Tredegar Corp.	39,962
2,135	Trinseo SA	79,443
10,917	Tronox Holdings plc, Class A	124,672
10,237	Valvoline, Inc.	219,174
2,972	Venator Materials plc*	11,383
3,305	W.R. Grace & Co.	230,854

		4,839,177

Commercial Services & Supplies (3.5%):
6,854	ABM Industries, Inc.	258,464
11,413	ACCO Brands Corp.	106,826
675	Acme United Corp.	16,058
462	Advanced Disposal Services, Inc.*	15,186
1,580	AMREP Corp.*	9,448
8,754	ARC Document Solutions, Inc.*	12,168
6,288	Brady Corp., Class A	360,051
4,155	Brink’s Co. (The)	376,775
6,301	Casella Waste Systems, Inc.*	290,035
5,965	CECO Environmental Corp.*	45,692
2,582	Cimpress plc*	324,737
5,239	Civeo Corp.*	6,758
2,332	Clean Harbors, Inc.*	199,969
325	CompX International, Inc.	4,742
17,319	Covanta Holding Corp.	257,014
1,356	Deluxe Corp.	67,692
535	Ecology and Environment, Inc., Class A	8,293
1,100	Ennis, Inc.	23,815
3,351	Healthcare Services Group, Inc.	81,496
7,474	Herman Miller, Inc.	311,292
5,553	HNI Corp.	208,015
8,025	Interface, Inc.	133,135
5,879	Kimball International, Inc., Class B	121,519
6,368	Knoll, Inc.	160,856
4,144	Matthews International Corp., Class A	158,176
3,355	McGrath Rentcorp	256,792
5,478	Mobile Mini, Inc.	207,671
2,856	MSA Safety, Inc.	360,884
2,566	NL Industries, Inc.*	10,033
2,198	Perma-Fix Environmental Services, Inc.*	20,002
3,566	PICO Holdings, Inc.*	39,654
4,293	Pitney Bowes, Inc.	17,301
5,379	Quad Graphics, Inc.	25,120
8,004	RR Donnelley & Sons Co.	31,616
3,028	SP Plus Corp.*	128,478
11,600	Steelcase, Inc., Class A	237,336
1,542	Stericycle, Inc.*	98,395
5,115	Team, Inc.*	81,687
5,737	Tetra Tech, Inc.	494,299
1,723	UniFirst Corp.	348,012
3,000	US Ecology, Inc.	173,730

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
3,364	Virco Manufacturing Co.*	$14,263
1,477	Vse Corp.	56,185

		6,159,670

Communications Equipment (1.0%):
620	Acacia Communications, Inc.*	42,042
5,938	ADTRAN, Inc.	58,727
1,444	Applied Optoelectronics, Inc.*^	17,155
900	BK Technologies Corp.	2,790
4,095	CalAmp Corp.*	39,230
7,919	Calix, Inc.*	63,352
3,508	Casa Systems, Inc.*	14,348
980	Clearfield, Inc.*	13,661
3,616	ClearOne, Inc.*	6,003
1,300	CommScope Holding Co., Inc.*	18,447
316	Communications Systems, Inc.	1,950
2,902	Comtech Telecommunications Corp.	102,992
2,559	Digi International, Inc.*	45,345
1,076	EchoStar Corp., Class A*	46,602
6,028	EMCORE Corp.*	18,325
5,946	Extreme Networks, Inc.*	43,822
12,360	Harmonic, Inc.*	96,408
6,890	Infinera Corp.*	54,707
3,253	InterDigital, Inc.	177,256
3,225	KVH Industries, Inc.*	35,894
2,394	Lumentum Holdings, Inc.*	189,843
3,305	NETGEAR, Inc.*	81,006
7,359	NetScout Systems, Inc.*	177,131
2,391	Network-1 Technologies, Inc.	5,212
131	Optical Cable Corp.*	426
300	Plantronics, Inc.	8,202
7,260	Ribbon Communications, Inc.*	22,506
1,633	ViaSat, Inc.*	119,527
8,844	Viavi Solutions, Inc.*	132,660

		1,635,569

Construction & Engineering (1.1%):
524	Aegion Corp.*	11,722
4,275	Ameresco, Inc., Class A*	74,813
1,970	Argan, Inc.	79,076
5,217	Comfort Systems USA, Inc.	260,067
4,203	Dycom Industries, Inc.*	198,171
1,499	EMCOR Group, Inc.	129,364
4,959	Granite Construction, Inc.^	137,216
2,621	Great Lakes Dredge & Dock Co.*	29,696
1,979	IES Holdings, Inc.*	50,781
2,037	MasTec, Inc.*	130,694
2,719	MYR Group, Inc.*	88,612
1,479	Northwest Pipe Co.*	49,265
1,180	NV5 Global, Inc.*	59,531
5,203	Orion Group Holdings, Inc.*	27,004
1,563	Primoris Services Corp.	34,761
3,151	Sterling Construction Co., Inc.*	44,366
4,317	The Goldfield Corp.*	15,325
1,290	Tutor Perini Corp.*	16,589
2,416	Valmont Industries, Inc.	361,869

		1,798,922

See accompanying notes to the financial statements.

8

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Construction Materials (0.2%):
1,180	Eagle Materials, Inc., Class A	$106,978
4,132	Summit Materials, Inc., Class A*	98,755
2,142	U.S. Concrete, Inc.*	89,236
720	U.S. Lime & Minerals, Inc.	65,016

		359,985

Consumer Finance (1.0%):
195	Asta Funding, Inc.*	2,014
2,191	Atlanticus Holdings Corp.*	19,741
5,088	Consumer Portfolio Services, Inc.*	17,147
1,481	Curo Group Holdings Corp.*	18,039
3,868	Encore Capital Group, Inc.*	136,772
5,261	Enova International, Inc.*	126,580
8,075	EZCORP, Inc., Class A*	55,072
5,168	Firstcash, Inc.	416,695
3,061	Green Dot Corp., Class A*	71,321
2,159	LendingClub Corp.*	27,247
14,462	Navient Corp.	197,840
3,433	Nelnet, Inc., Class A	199,938
1,556	Nicholas Financial, Inc.*	12,821
1,671	Onemain Holdings, Inc.	70,433
5,326	PRA Group, Inc.*	193,334
1,376	Regional Mgmt Corp.*	41,321
1,278	SLM Corp.	11,387
1,276	World Acceptance Corp.*	110,246

		1,727,948

Containers & Packaging (0.5%):
11,072	Graphic Packaging Holding Co.	184,349
3,300	Greif, Inc., Class A	145,860
1,290	Greif, Inc., Class B	66,783
5,009	Myers Industries, Inc.	83,550
7,172	O-I Glass, Inc.	85,562
4,885	Silgan Holdings, Inc.	151,826
1,332	UFP Technologies, Inc.*	66,081

		784,011

Distributors (0.1%):
12	AMCON Distributing Co.	864
4,993	Core Markt Holdngs Co., Inc.	135,759
1,626	Educational Development Corp.	10,049
1,655	Weyco Group, Inc.	43,775

		190,447

Diversified Consumer Services (0.9%):
5,521	Adtalem Global Education, Inc.*	193,069
2,153	American Public Education, Inc.*	58,971
8,806	Career Education Corp.*	161,942
2,338	Carriage Services, Inc.	59,853
1,667	Collectors Universe, Inc.	38,424
3,371	Frontdoor, Inc.*	159,853
271	Graham Holdings Co., Class B	173,166
624	Grand Canyon Education, Inc.*	59,773
6,370	Houghton Mifflin Harcourt Co.*	39,813
5,615	K12, Inc.*	114,265
1,977	Laureate Education, Inc.*	34,815
2,561	Regis Corp.*	45,765
496	ServiceMaster Global Holdings, Inc.*	19,175
1,112	Strategic Education, Inc.	176,697

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services, continued
5,156	Universal Technical Institute, Inc.*	$39,753
2,647	WW International, Inc.*	101,142
3,362	Zovio, Inc.*	6,926

		1,483,402

Diversified Financial Services (0.1%):
1,727	Cannae Holdings, Inc.*	64,227
1,617	Marlin Business Services, Inc.	35,542
3,296	On Deck Capital, Inc.*	13,645

		113,414

Diversified Telecommunication Services (0.7%):
679	Anterix, Inc.*	29,340
1,599	ATN International, Inc.	88,569
8,538	Cincinnati Bell, Inc.*	89,393
5,915	Cogent Communications Holdings, Inc.	389,266
5,491	Consolidated Communications Holdings, Inc.	21,305
4,115	IDT Corp.*	29,669
6,073	Intelsat S.A.*	42,693
13,452	Iridium Communications, Inc.*	331,457
8,713	Orbcomm, Inc.*	36,682
13,169	Vonage Holdings Corp.*	97,582

		1,155,956

Electric Utilities (1.2%):
3,264	ALLETE, Inc.	264,939
5,690	El Paso Electric Co.	386,293
3,043	Genie Energy, Ltd., Class B	23,522
4,044	Hawaiian Electric Industries, Inc.	189,502
191	IDA Corp., Inc.	20,399
4,330	MGE Energy, Inc.	341,291
5,364	Otter Tail Corp.	275,120
7,610	PNM Resources, Inc.	385,903
2,371	Portland General Electric Co.	132,278

		2,019,247

Electrical Equipment (1.1%):
1,259	Allied Motion Technologies, Inc.	61,062
634	Atkore International Group, Inc.*	25,652
2,918	AZZ, Inc.	134,082
2,210	Encore Wire Corp.	126,854
5,188	EnerSys	388,218
5,430	Enphase Energy, Inc.*^	141,886
411	Espey Manufacturing & Electronics Corp.	8,878
2,346	Generac Holdings, Inc.*	235,984
7,970	GrafTech International, Ltd.	92,611
4,534	LSI Industries, Inc.	27,431
515	nVent Electric plc	13,174
53	Pioneer Power Solutions, Inc.	120
569	Powell Industries, Inc.	27,875
864	Preformed Line Products Co.	52,142
3,194	Regal-Beloit Corp.	273,438
75	Servotronics, Inc.	755
5,025	Thermon Group Holdings, Inc.*	134,670
3,104	Ultralife Corp.*	22,939
320	Vicor Corp.*	14,950
5,942	Vivint Solar, Inc.*^	43,139

		1,825,860

See accompanying notes to the financial statements.

9

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components (3.5%):
2,011	ADDvantage Technologies Group, Inc.*	$4,947
3,997	Anixter International, Inc.*	368,124
6,544	Arlo Technologies, Inc.*	27,550
373	Avnet, Inc.	15,830
12,822	AVX Corp.	262,466
3,861	Badger Meter, Inc.	250,695
254	Bel Fuse, Inc., Class A	4,064
1,595	Bel Fuse, Inc., Class B	32,698
1,972	Belden, Inc.	108,460
896	Benchmark Electronics, Inc.	30,787
807	Coherent, Inc.*	134,244
6,442	Daktronics, Inc.	39,232
1,365	Data I/O Corp.*	5,719
4,550	Fabrinet*	295,021
1,853	FARO Technologies, Inc.*	93,299
5,586	Fitbit, Inc., Class A*	36,700
640	Frequency Electronics, Inc.*	6,534
646	IEC Electronics Corp.*	5,872
6,190	II-VI, Inc.*	208,417
1,303	Insight Enterprises, Inc.*	91,588
3,899	Itron, Inc.*	327,321
3,461	Jabil, Inc.	143,043
8,386	KEMET Corp.	226,841
2,556	Kimball Electronics, Inc.*	44,858
10,286	Knowles Corp.*	217,549
187	Littlelfuse, Inc.	35,773
450	Mesa Labs, Inc.	112,230
4,775	Methode Electronics, Inc., Class A	187,896
2,201	MTS Systems Corp.	105,714
2,608	Napco Security Technologies, Inc.*	76,649
4,365	Novanta, Inc.*	386,040
2,432	OSI Systems, Inc.*	245,000
1,908	PAR Technology Corp.*^	58,652
400	PC Connection, Inc.	19,864
1,875	Perceptron, Inc.*	10,313

3,488	Plexus Corp.*	268,367

1,727	RF Industries, Ltd.	11,675
2,291	Rogers Corp.*	285,756
8,103	Sanmina Corp.*	277,447
3,045	ScanSource, Inc.*	112,513
1,494	SYNNEX Corp.	192,427
1,738	Tech Data Corp.*	249,577
12,240	TTM Technologies, Inc.*	184,212
7,410	Vishay Intertechnology, Inc.	157,759
989	Wayside Technology Group, Inc.	16,022
3,952	Wireless Telecom Group, Inc.*	5,651

		5,981,396

Energy Equipment & Services (1.3%):
3,788	Apergy Corp.*	127,959
5,088	Archrock, Inc.	51,084
1,261	Basic Energy Services, Inc.*	334
2,978	Cactus, Inc., Class A	102,205
1,217	Core Laboratories NV	45,844
1,457	Dawson Geophysical Co.*	3,497
4,461	Diamond Offshore Drilling, Inc.*^	32,075

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
3,587	Dril-Quip, Inc.*	$168,265
3,837	Era Group, Inc.*	39,022
4,307	Exterran Corp.*	33,724
12,451	Forum Energy Technologies, Inc.*	20,918
3,592	Frank’s International NV*	18,571
2,906	FTS International, Inc.*	3,022
1,260	Geospace Technologies Corp.*	21,130
2,641	Gulf Island Fabrication, Inc.*	13,390
7,520	Helix Energy Solutions Group, Inc.*	72,418
4,571	Helmerich & Payne, Inc.	207,660
749	Ion Geophysical*	6,501
2,658	KLX Energy Services Holdings, Inc.*	17,118
595	Mammoth Energy Services, Inc.	1,309
4,480	Matrix Service Co.*	102,502
12,642	McDermott International, Inc.*^	8,554
24,731	Nabors Industries, Ltd.	71,225
2,316	Natural Gas Services Group*	28,394
11,883	Newpark Resources, Inc.*	74,506
6,877	NexTier Oilfield Solutions, Inc.*	46,076
885	Nine Energy Service, Inc.*	6,921
18,346	Noble Corp. plc*	22,382
10,150	Oceaneering International, Inc.*	151,337
3,039	Oil States International, Inc.*	49,566
14,429	Patterson-UTI Energy, Inc.	151,504
2,252	Propetro Holding Corp.*	25,335
1,757	Rignet, Inc.*	11,596
4,432	RPC, Inc.^	23,224
1,148	SEACOR Holdings, Inc.*	49,536
1,598	SEACOR Marine Holdings, Inc.*	22,036
1,229	Select Energy Services, Inc.*	11,405
1,537	Solaris Oilfield Infrastructure, Inc.	21,518
5,480	TETRA Technologies, Inc.*	10,741
1,075	Tidewater, Inc.*	20,726
20,620	Transocean, Ltd.*	141,866
5,730	U.S. Silica Holdings, Inc.	35,240
3,954	Unit Corp.*	2,750
16,905	Valaris plc^	110,896

		2,185,882

Entertainment (0.4%):
3,922	AMC Entertainment Holdings, Inc., Class A^	28,395
2,527	Ballantyne Strong, Inc.*	8,187
2,242	Eros International plc*^	7,600
4,000	Glu Mobile, Inc.*	24,200
1,045	Imax Corp.*	21,349
783	Liberty Braves Group, Class A*	23,216
1,784	Liberty Braves Group, Class C*	52,699
3,297	Lions Gate Entertainment Corp., Class A*	35,146
5,341	Lions Gate Entertainment Corp., Class B*	53,036
870	Marcus Corp.	27,640
2,715	Reading International, Inc., Class A*	30,381
700	Rosetta Stone, Inc.*	12,698
951	World Wrestling Entertainment, Inc., Class A^	61,692
49,054	Zynga, Inc.*	300,211

		686,450

See accompanying notes to the financial statements.

10

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (0.7%):
5,839	BJ’s Wholesale Club Holdings, Inc.*	$132,780
224	Casey’s General Stores, Inc.	35,614
1,910	Ingles Markets, Inc., Class A	90,744
4,259	Natural Grocers by Vitamin Cottage, Inc.	42,036
4,226	Performance Food Group Co.*	217,555
4,174	PriceSmart, Inc.	296,438
305	Rite Aid Corp.*^	4,718
2,176	SpartanNash Co.	30,986
3,641	Sprouts Farmers Market, Inc.*	70,453
1,576	The Andersons, Inc.	39,841
3,260	The Chefs’ Warehouse, Inc.*	124,239
3,444	United Natural Foods, Inc.*	30,169
1,832	Village Super Market, Inc., Class A	42,502
2,676	Weis Markets, Inc.	108,351

		1,266,426

Food Products (1.6%):
8,875	B&G Foods, Inc.^	159,129
2,290	Calavo Growers, Inc.	207,451
3,684	Cal-Maine Foods, Inc.	157,491
1,318	Coffee Holding Co., Inc.*	6,063
11,242	Darling Ingredients, Inc.*	315,675
13,942	Dean Foods Co.*	837
2,411	Farmer Brothers Co.*	36,310
2,122	Flowers Foods, Inc.	46,132
1,800	Fresh Del Monte Produce, Inc.	62,964
300	Freshpet, Inc.*	17,727
4,577	Hostess Brands, Inc.*	66,550
1,810	J & J Snack Foods Corp.	333,529
470	John B Sanfilippo And Son, Inc.	42,902
1,773	Lancaster Colony Corp.	283,857
2,754	Landec Corp.*	31,148
2,175	Limoneira Co.	41,825
1,220	Rocky Mountain Chocolate Factory, Inc.	11,261
2,474	Sanderson Farms, Inc.	435,967
927	Seneca Foods Corp., Class A*	37,812
12	Seneca Foods Corp., Class B*	492
1,600	Simply Good Foods Co. (The)*	45,664
4,416	Tootsie Roll Industries, Inc.^	150,762
3,670	TreeHouse Foods, Inc.*	177,995

		2,669,543

Gas Utilities (1.0%):
2,159	Chesapeake Utilities Corp.	206,897
3,578	National Fuel Gas Co.	166,520
5,705	New Jersey Resources Corp.	254,272
2,904	Northwest Natural Holding Co.	214,112
1,560	ONE Gas, Inc.	145,969
118	RGC Resources, Inc.	3,372
7,843	South Jersey Industries, Inc.	258,662
1,833	Southwest Gas Holdings, Inc.	139,253
4,117	Spire, Inc.	342,988

		1,732,045

Health Care Equipment & Supplies (2.2%):
6,691	Accuray, Inc.*	18,869
5,021	AngioDynamics, Inc.*	80,386
1,709	Anika Therapeutics, Inc.*	88,612
263	Atrion Corp.	197,645

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
4,568	Avanos Medical, Inc.*	$153,942
1,300	Axogen, Inc.*	23,257
2,329	Cantel Medical Corp.	165,126
1,804	CONMED Corp.	201,740
3,805	CryoLife, Inc.*	103,077
1,118	Elctromed, Inc.*	9,671
427	Fonar Corp.*	8,408
2,687	Globus Medical, Inc., Class A*	158,211
420	Haemonetics Corp.*	48,258
608	Heska Corp.*	58,332
439	ICU Medical, Inc.*	82,146
1,629	Inogen, Inc.*	111,310
3,276	Integer Holdings Corp.*	263,488
1,200	Integra LifeSciences Holdings Corp.*	69,936
199	IntriCon Corp.*	3,582
4,509	Invacare Corp.	40,671
850	iRadimed Corp.*	19,873
2,006	IRIDEX Corp.*	4,493
249	Kewaunee Scientific CP	3,349
3,514	Lantheus Holdings, Inc.*	72,072
2,690	LeMaitre Vascular, Inc.	96,706
1,108	LivaNova plc*	83,576
6,577	Meridian Bioscience, Inc.	64,257
5,338	Merit Medical Systems, Inc.*	166,652
3,498	Natus Medical, Inc.*	115,399
2,746	Neogen Corp.*	179,204
4,707	NuVasive, Inc.*	364,038
3,020	Nuvectra Corp.*	287
6,333	OraSure Technologies, Inc.*	50,854
1,884	Orthofix Medical, Inc.*	87,003
574	Orthopediatrics Corp.*	26,972
1,629	Quidel Corp.*	122,224
10,930	RTI Surgical, Inc.*	29,948
2,363	SeaSpine Holdings Corp.*	28,380
2,000	Sientra, Inc.*	17,880
1,450	Surmodics, Inc.*	60,074
277	TransEnterix, Inc.*	407
554	Utah Medical Products, Inc.	59,777
626	Varex Imaging Corp.*	18,661
7,300	Wright Medical Group NV*	222,504

		3,781,257

Health Care Providers & Services (2.8%):
6,333	Acadia Healthcare Co., Inc.*	210,382
1,470	Addus HomeCare Corp.*	142,913
2,954	Amedisys, Inc.*	493,083
1,150	American Renal Associates Holdings, Inc.*	11,926
5,781	AMN Healthcare Services, Inc.*	360,214
3,573	BioTelemetry, Inc.*	165,430
12,012	Brookdale Senior Living, Inc.*	87,327
3,946	Capital Senior Living Corp.*	12,193
5,249	Community Health Systems, Inc.*	15,222
2,726	CorVel Corp.*	238,143
1,032	Covetrus, Inc.*^	13,622
2,958	Cross Country Healthcare, Inc.*	34,372
2,588	Diplomat Pharmacy, Inc.*	10,352
6,408	Ensign Group, Inc. (The)	290,731
190	Five Star Senior Living, Inc.*	705

See accompanying notes to the financial statements.

11

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
1,259	Hanger, Inc.*	$34,761
1,605	HealthEquity, Inc.*	118,882
3,529	InfuSystems Holdings, Inc.*	30,102
3,061	LHC Group, Inc.*	421,684
2,287	Magellan Health, Inc.*	178,958
6,017	MEDNAX, Inc.*	167,212
1,646	National Healthcare Corp.	142,264
2,600	National Research Corp.	171,444
5,327	Option Care Health, Inc.*	19,870
7,794	Owens & Minor, Inc.	40,295
3,316	Patterson Cos., Inc.	67,912
1,065	Petiq, Inc.*^	26,678
1,671	Providence Service Corp.*	98,890
1,080	Psychemedics Corp.	9,882
6,913	RadNet, Inc.*	140,334
18,186	Select Medical Holdings Corp.*	424,462
1,331	Surgery Partners, Inc.*	20,837
5,780	Tenet Healthcare Corp.*	219,813
3,204	The Pennant Group, Inc.*	105,956
1,697	Tivity Health, Inc.*	34,525
3,562	Triple-S Management Corp., Class B*	65,861
1,714	U.S. Physical Therapy, Inc.	195,996

		4,823,233

Health Care Technology (0.6%):
15,998	Allscripts Healthcare Solutions, Inc.*	157,020
3,434	Castlight Health, Inc., Class B*	4,567
2,108	Computer Programs & Systems, Inc.	55,651
564	Evolent Health, Inc., Class A*	5,104
2,627	HealthStream, Inc.*	71,454
5,891	HMS Holdings Corp.*	174,374
1,027	Inovalon Holdings, Inc., Class A*	19,328
558	Micron Solutions, Inc.*	1,334
8,396	NextGen Healthcare, Inc.*	134,924
3,783	Omnicell, Inc.*	309,147
2,026	Simulations Plus, Inc.	58,896
364	Teladoc Health, Inc.*^	30,474
1,266	Vocera Communications, Inc.*	26,282

		1,048,555

Hotels, Restaurants & Leisure (2.9%):
1,724	BBQ Holdings, Inc.*	6,775
4,748	BBX Capital Corp.	22,648
3	Biglari Holdings, Inc., Class A*	1,800
168	Biglari Holdings, Inc., Class B*	19,223
2,915	BJ’s Restaurants, Inc.	110,653
12,557	Bloomin’ Brands, Inc.	277,133
2,784	Brinker International, Inc.	116,928
4,497	Carrols Restaurant Group, Inc.*	31,704
4,585	Century Casinos, Inc.*	36,313
6,259	Cheesecake Factory, Inc. (The)	243,225
1,550	Choice Hotels International, Inc.^	160,317
1,082	Churchill Downs, Inc.	148,450
2,799	Chuy’s Holdings, Inc.*	72,550
1,266	Cracker Barrel Old Country Store, Inc.	194,635
3,275	Dave & Buster’s Entertainment, Inc.	131,557
2,980	Del Taco Restaurants, Inc.*	23,557
7,674	Denny’s Corp.*	152,559

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
495	Dine Brands Global, Inc.	$41,342
3,712	Dover Motorsports, Inc.	6,904
3,973	Drive Shack, Inc.*	14,541
2,394	El Pollo Loco Holdings, Inc.*	36,245
2,468	Eldorado Resorts, Inc.*	147,192
1,759	Extended Stay America, Inc.	26,139
4,357	Fiesta Restaurant Group, Inc.*	43,091
378	Flanigan’s Enterprises, Inc.	8,369
608	Habit Restaurants, Inc. (The), Class A*	6,341
2,816	Hilton Grand Vacations, Inc.*	96,842
4,444	International Game Technology plc	66,527
3,548	Jack in the Box, Inc.	276,850
2,108	Lindblad Expeditions Holdings, Inc.*	34,466
5,681	Luby’s, Inc.*	12,498
2,755	Marriott Vacations Worldwide Corp.	354,735
597	Nathans Famous, Inc.	42,315
1,669	Noodles & Co.*	9,246
4,423	Papa John’s International, Inc.	279,312
4,883	Penn National Gaming, Inc.*	124,809
1,446	Playa Hotels & Resorts NV*	12,146
1,540	Playags, Inc.*	18,680
3,185	Potbelly Corp.*	13,441
3,634	Red Lion Hotels Corp.*	13,555
2,030	Red Robin Gourmet Burgers*	67,031
662	Red Rock Resorts, Inc.	15,855
4,652	Ruth’s Hospitality Group, Inc.	101,251
3,369	Scientific Games Corp., Class A*	90,222
3,059	SeaWorld Entertainment, Inc.*	97,001
788	Shake Shack, Inc., Class A*	46,941
3,391	Six Flags Entertainment Corp.	152,968
4,120	Texas Roadhouse, Inc., Class A	232,038
4,346	Town Sports International Holdings, Inc.*	7,432
9,899	Wendy’s Co. (The)	219,857
2,153	Wingstop, Inc.	185,653
3,977	Wyndham Destinations, Inc.	205,571

		4,857,433

Household Durables (2.3%):
608	Bassett Furniture Industries, Inc.	10,141
899	Cavco Industries, Inc.*	175,647
2,144	Century Communities, Inc.*	58,638
3,024	Dixie Group, Inc. (The)*	3,447
4,218	Ethan Allen Interiors, Inc.	80,395
820	Flexsteel Industries, Inc.	16,334
3,002	Helen of Troy, Ltd.*	539,730
670	Hooker Furniture Corp.	17,212
2,905	Installed Building Products, Inc.*	200,067
3,858	iRobot Corp.*^	195,331
9,957	KB Home	341,226
1,138	Koss Corp.*	1,753
6,113	La-Z-Boy, Inc.	192,437
924	LGI Homes, Inc.*	65,281
2,522	Lifetime Brands, Inc.	17,528
7,014	M.D.C. Holdings, Inc.	267,654
4,157	M/I Homes, Inc.*	163,578
6,186	Meritage Corp.*	378,026
723	P & F Industries, Inc., Class A	4,960

See accompanying notes to the financial statements.

12

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
1,301	Skyline Champion Corp.*	$41,242
5,672	Taylor Morrison Home Corp., Class A*	123,990
2,725	Tempur Sealy International, Inc.*	237,239
2,041	TopBuild Corp.*	210,386
15,629	TRI Pointe Group, Inc.*	243,500
4,563	Tupperware Brands Corp.	39,151
1,860	Universal Electronics, Inc.*	97,204
4,639	William Lyon Homes, Class A*	92,687
4,044	Zagg, Inc.*^	32,797

		3,847,581

Household Products (0.4%):
1,115	Central Garden & Pet Co.*	34,643
3,036	Central Garden & Pet Co., Class A*	89,137
799	Energizer Holdings, Inc.	40,126
1,767	Ocean Bio-Chem, Inc.	5,849
940	Oil-Dri Corp of America	34,075
1,701	Spectrum Brands Holdings, Inc.	109,357
1,660	WD-40 Co.	322,272

		635,459

Independent Power and Renewable Electricity Producers (0.6%):
22,978	Atlantic Power Corp.*	53,539
3,027	Atlantica Yield plc	79,883
3,724	Clearway Energy, Inc., Class A	71,203
5,480	Clearway Energy, Inc., Class C	109,326
6,324	Ormat Technologies, Inc.	471,264
9,283	Pattern Energy Group, Inc.	248,367
4,607	TerraForm Power, Inc., Class A	70,902

		1,104,484

Industrial Conglomerates (0.1%):
4,605	Raven Industries, Inc.	158,688

Insurance (2.8%):
6,708	AMBAC Financial Group, Inc.*	144,692
9,054	American Equity Investment Life Holding Co.	270,985
1,653	American National Insurance Co.	194,525
2,876	Amerisafe, Inc.	189,902
3,498	Argo Group International Holdings, Ltd.	229,994
1,079	Assured Guaranty, Ltd.	52,893
1,304	Brighthouse Financial, Inc.*	51,156
8,209	Citizens, Inc.*	55,411
3,445	Crawford & Co.	34,967
4,636	Crawford & Co., Class A	53,175
2,691	Donegal Group, Inc., Class A	39,881
2,004	eHealth, Inc.*	192,544
3,106	Employers Holdings, Inc.	129,676
797	Enstar Group, Ltd.*	164,867
2,839	FBL Financial Group, Inc., Class A	167,302
2,111	FedNat Holding Co.	35,106
10,826	Genworth Financial, Inc., Class A*	47,634
1,050	Global Indemnity, Ltd.	31,112
301	Goosehead Insurance, Inc.^	12,762
3,055	Greenlight Capital Re, Ltd.*	30,886
1,752	Hallmark Financial Services, Inc.*	30,783
1,470	HCI Group, Inc.	67,106
569	Heritage Insurance Holdings, Inc.	7,539

Shares		Fair Value
Common Stocks, continued
Insurance, continued
1,214	Horace Mann Educators Corp.	$53,003
2,328	Independence Holding Co.	97,962
253	Investors Title Co.	40,278
941	James River Group Holdings	38,779
790	Kemper Corp.	61,225
1,473	Kingstone Co., Inc.	11,416
1,000	Kinsale Capital Group, Inc.	101,660
12,677	Maiden Holdings, Ltd.*	9,508
2,967	Mercury General Corp.	144,582
4,498	National General Holdings Corp.	99,406
386	National Western Life Group, Inc., Class A	112,280
927	Primerica, Inc.	121,029
5,649	ProAssurance Corp.	204,155
180	Protective Insurance Corp.^	2,808
4,238	RLI Corp.	381,504
513	Safety Insurance Group, Inc.	47,468
3,533	Selective Insurance Group, Inc.	230,315
4,915	State Auto Financial Corp.	152,463
3,277	Stewart Information Services Corp.	133,669
204	The National Security Group, Inc.	3,042
2,083	Third Point Reinsurance, Ltd.*	21,913
2,849	Tiptree, Inc., Class A	23,191
748	United Fire Group, Inc.	32,710
4,002	United Insurance Holdings Co.	50,465
4,549	Universal Insurance Holdings, Inc.	127,327
161	White Mountains Insurance Group, Ltd.	179,597

		4,716,653

Interactive Media & Services (0.4%):
1,722	Care.com, Inc.*	25,882
4,376	Cargurus, Inc.*	153,947
3,666	Cars.com, Inc.*	44,799
6,181	DHI Group, Inc.*	18,605
7,846	Liberty TripAdvisor Holdings, Inc., Class A*	57,668
7,450	QuinStreet, Inc.*	114,060
7,131	The Meet Group, Inc. (The)*	35,726
2,073	Travelzoo, Inc.*	22,181
1,127	TripAdvisor, Inc.	34,238
2,459	TrueCar, Inc.*	11,680
2,489	Yelp, Inc.*	86,692
1,473	Zedge, Inc., Class B*	2,268

		607,746

Internet & Direct Marketing Retail (0.4%):
4,886	1-800 Flowers.com, Inc., Class A*	70,847
11,534	Groupon, Inc.*	27,566
905	Grubhub, Inc.*^	44,019
1,300	Lands’ End, Inc.*	21,840
3,938	Leaf Group, Ltd.*	15,752
3,018	Liquidity Services, Inc.*	17,987
3,081	PetMed Express, Inc.^	72,465
1,050	Quotient Technology, Inc.*	10,353
4,378	Qurate Retail, Inc., Class A*	36,907
4,549	Shutterstock, Inc.*	195,061
1,086	Stamps.com, Inc.*	90,703

		603,500

See accompanying notes to the financial statements.

13

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
IT Services (2.7%):
1,081	CACI International, Inc., Class A*	$270,239
5,955	Cardtronics plc*	265,890
1,886	Cass Information Systems, Inc.	108,898
11,403	Conduent, Inc.*	70,699
4,018	CoreLogic, Inc.*	175,627
4,402	CSG Systems International, Inc.	227,936
758	CSP, Inc.	9,892
4,290	Endurance International Group Holdings, Inc.*	20,163
3,668	Evertec, Inc.	124,859
3,658	Exlservice Holdings, Inc.*	254,085
1,053	Greensky, Inc.*	9,372
4,964	GTT Communications, Inc.*^	56,341
4,599	Hackett Group, Inc. (The)	74,228
439	I3 Verticals, Inc.*	12,402
1,786	Internap Corp.*	1,965
16,780	KBR, Inc.	511,789
18,673	Limelight Networks, Inc.*	76,186
6,459	LiveRamp Holdings, Inc.*	310,484
2,747	ManTech International Corp., Class A	219,430
500	Maximus, Inc.	37,195
8,730	NIC, Inc.	195,116
862	Paysign, Inc.*^	8,749
4,334	Perficient, Inc.*	199,667
6,302	Perspecta, Inc.	166,625
3,168	PFSweb, Inc.*	12,102
4,370	Science Applications International Corp.	380,276
8,429	Servicesource International, Inc.*	14,076
1,555	StarTek, Inc.*	12,409
10,553	Steel Connect, Inc.*	15,407
4,608	Sykes Enterprises, Inc.*	170,450
4,172	Teradata Corp.*	111,684
5,956	TTEC Holdings, Inc.	235,977
7,332	Unisys Corp.*	86,958
3,309	Virtusa Corp.*	149,997

		4,597,173

Leisure Products (0.3%):
1,742	Acushnet Holdings Corp.	56,615
8,017	American Outdoor Brands Corp.*	74,398
7,292	Callaway Golf Co.	154,589
2,916	Escalade, Inc.	28,664
2,447	Jakks Pacific, Inc.*	2,520
361	Johnson Outdoors, Inc., Class A	27,689
1,830	Malibu Boats, Inc.*	74,938
2,419	Marine Products Corp.	34,834
850	Mastercraft Boat Holdings, Inc.*	13,388
4,982	Nautilus Group, Inc.*	8,719
7,141	Vista Outdoor, Inc.*	53,415

		529,769

Life Sciences Tools & Services (0.3%):
671	Codexis, Inc.*	10,729
7,407	Enzo Biochem, Inc.*	19,480
7,018	Harvard Bioscience, Inc.*	21,405
4,475	Luminex Corp.	103,641
1,361	Medpace Holdings, Inc.*	114,406

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services, continued
4,427	Neogenomics, Inc.*	$129,490
1,449	Syneos Health, Inc.*	86,179

		485,330

Machinery (5.5%):
6,598	Actuant Corp., Class A	171,746
1,154	Alamo Group, Inc.	144,885
3,730	Albany International Corp., Class A	283,182
1,386	Altra Industrial Motion Corp.	50,187
806	Art’s-Way Manufacturing Co.*	1,435
2,880	Astec Industries, Inc.	120,960
6,349	Barnes Group, Inc.	393,383
1,115	Blue Bird Corp.*	25,556
2,245	Briggs & Stratton Corp.	14,952
3,812	Chart Industries, Inc.*	257,272
2,359	CIRCOR International, Inc.*	109,080
6,302	Colfax Corp.*	229,267
3,105	Columbus McKinnon Corp.	124,293
5,525	Commercial Vehicle Group, Inc.*	35,084
1,676	DMC Global, Inc.	75,319
3,020	Douglas Dynamics, Inc.	166,100
500	Eastern Co. (The)	15,265
2,433	EnPro Industries, Inc.	162,719
3,185	ESCO Technologies, Inc.	294,613
8,469	Federal Signal Corp.	273,125
5,946	Franklin Electric Co., Inc.	340,824
2,281	FreightCar America, Inc.*	4,722
1,555	Gates Industrial Corp. plc*	21,397
1,765	Gencor Industries, Inc.*	20,598
3,372	Gorman-Rupp Co. (The)	126,450
459	Graham Corp.	10,043
10,550	Harsco Corp.*	242,756
3,615	Helios Technologies, Inc.	167,121
4,010	Hillenbrand, Inc.	133,573
785	Hurco Cos, Inc.	30,113
1,314	Hyster-Yale Materials Handling, Inc., Class A	77,473
3,679	John Bean Technologies Corp.	414,475
9,594	Kennametal, Inc.	353,922
1,529	L.B. Foster Co., Class A*	29,632
1,368	Lindsay Corp.	131,314
829	Lydall, Inc.*	17,011
3,228	Manitex International, Inc.*	19,207
4,498	Manitowoc Co., Inc. (The)*	78,715
11,063	Meritor, Inc.*	289,740
7,214	Mueller Industries, Inc.	229,045
22,037	Mueller Water Products, Inc., Class A	264,003
5,988	Navistar International Corp.*	173,293
3,562	NN, Inc.	32,949
738	Omega Flex, Inc.	79,180
2,028	Park-Ohio Holdings Corp.	68,242
1,756	Proto Labs, Inc.*	178,322
2,358	RBC Bearings, Inc.*	373,365
12,642	Rexnord Corp.*	412,381
5,735	Spartan Motors, Inc.	103,689
1,692	SPX Corp.*	86,089
1,085	SPX FLOW, Inc.*	53,024

See accompanying notes to the financial statements.

14

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Machinery, continued
1,636	Standex International Corp.	$129,817
466	Taylor Devices, Inc.*	4,898
1,866	Tennant Co.	145,399
9,270	Terex Corp.	276,061
800	The Exone Co.*^	5,968
3,586	The Greenbrier Cos., Inc.	116,294
2,794	Timken Co.	157,330
7,930	Titan International, Inc.	28,707
5,970	TriMas Corp.*	187,518
6,206	Trinity Industries, Inc.	137,463
1,747	Twin Disc, Inc.*	19,252
7,530	Wabash National Corp.	110,616
3,369	Watts Water Technologies, Inc., Class A	336,091
18,293	Welbilt, Inc.*	285,554

		9,452,059

Marine (0.2%):
1,689	Costamare, Inc.	16,096
4,337	Genco Shipping & Trading, Ltd.	46,059
848	Kirby Corp.*	75,921
5,648	Matson, Inc.	230,439
3,151	Scorpio Bulkers, Inc.	20,072

		388,587

Media (1.5%):
3,904	A.H. Belo Corp., Class A	11,009
2,250	AMC Networks, Inc., Class A*	88,875
478	Beasley Broadcast Group, Inc., Class A	1,477
41	Cable One, Inc.	61,027
23,234	Central Eurpoean Media Enterprises*	105,250
4,066	Clear Channel Outdoor Holdings, Inc.*	11,629
229	Daily Journal Corp.*	66,506
7,889	E.W. Scripps Co. (The), Class A	123,936
3,323	Emerald Expositions Events, Inc.	35,058
6,123	Entercom Communications Corp.	28,411
11,865	Entravision Communications Corp., Class A	31,086
5,880	Gannett Co, Inc.	37,514
8,641	Gray Television, Inc.*	185,263
2,892	Hemisphere Media Group*	42,946
4,052	John Wiley & Sons, Inc., Class A	196,603
10,454	Lee Enterprises, Inc.*	14,845
3,964	Liberty Latin America, Ltd.*	76,505
7,609	Liberty Latin America, Ltd., Class C*	148,071
6,655	Marchex, Inc., Class B*	25,156
4,388	Meredith Corp.	142,478
3,571	MSG Networks, Inc., Class A*	62,135
10,941	National CineMedia, Inc.	79,760
4,149	New York Times Co. (The), Class A	133,473
2,788	Nexstar Media Group, Inc., Class A	326,894
1,017	Scholastic Corp.	39,104
3,843	Sinclair Broadcast Group, Inc., Class A	128,126
3,708	TechTarget, Inc.*	96,779
10,206	Tegna, Inc.	170,338
2,169	Tribune Publishing Co.	28,544
8,158	Urban One, Inc.*	15,500

		2,514,298

Shares		Fair Value
Common Stocks, continued
Metals & Mining (1.4%):
23,109	AK Steel Holding Corp.*	$76,029
7,273	Alcoa Corp.*	156,442
7,802	Allegheny Technologies, Inc.*	161,189
2,124	Ampco-Pittsburgh Corp.*	6,393
5,867	Carpenter Technology Corp.	292,060
3,100	Century Aluminum Co.*	23,297
21,148	Cleveland-Cliffs, Inc.^	177,643
7,283	Coeur Mining, Inc.*	58,847
12,903	Commercial Metals Co.	287,350
4,543	Compass Minerals International, Inc.	276,941
13,641	Ferroglobe plc*	12,823
13,641	Ferroglobe Unit*(a)	—
1,805	Gold Resource Corp.	10,000
1,557	Haynes International, Inc.	55,709
42,581	Hecla Mining Co.	144,350
931	Kaiser Aluminum Corp.	103,239
2,285	Materion Corp.	135,843
9,373	McEwen Mining, Inc.	11,904
2,868	Ryerson Holding Corp.*	33,928
1,487	Schnitzer Steel Industries, Inc., Class A	32,238
3,318	SunCoke Energy, Inc.	20,671
1,789	Synalloy Corp.*	23,096
4,467	TimkenSteel Corp.*	35,111
6,784	United States Steel Corp.^	77,405
1,458	Universal Stainless & Alloy Products, Inc.*	21,724
684	Warrior Met Coal, Inc.	14,453
2,441	Worthington Industries, Inc.	102,961

		2,351,646

Multiline Retail (0.4%):
5,705	Big Lots, Inc.	163,848
654	Dillard’s, Inc., Class A^	48,056
27,998	J.C. Penney Co., Inc.*^	31,358
3,428	Macy’s, Inc.^	58,276
3,797	Nordstrom, Inc.^	155,411
2,928	Ollie’s Bargain Outlet Holdings, Inc.*	191,227
5,314	Tuesday Morning Corp.*	9,831

		658,007

Multi-Utilities (0.6%):
8,048	Avista Corp.	387,028
2,541	Black Hills Corp.	199,570
4,953	NorthWestern Corp.	354,982
2,144	Unitil Corp.	132,542

		1,074,122

Oil, Gas & Consumable Fuels (2.8%):
4,107	Abraxas Petroleum Corp.*	1,442
816	Adams Resources & Energy, Inc.	31,065
1,538	Amplify Energy Corp.	10,166
2,307	Antero Resources Corp.*	6,575
1,638	Arch Coal, Inc.	117,510
1,954	Ardmore Shipping Corp.*	17,684
2,422	Bonanza Creek Energy, Inc.*	56,529
2,193	California Resources Corp.*^	19,803
23,301	Callon Petroleum Co.*	112,544
3,036	Centennial Resource Development, Inc., Class A*	14,026

See accompanying notes to the financial statements.

15

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
32,742	Chesapeake Energy Corp.*	$27,032
3,046	Cimarex Energy Co.	159,885
16,914	Clean Energy Fuel Corp.*	39,579
19,397	CNX Resources Corp.*	171,663
2,015	CONSOL Energy, Inc.*	29,238
1,914	Contango Oil & Gas Co.*^	7,024
4,234	CVR Energy, Inc.	171,181
7,363	Delek US Holdings, Inc.	246,881
39,156	Denbury Resources, Inc.*	55,210
16,266	DHT Holdings, Inc.	134,682
4,012	Dorian LPG, Ltd.*	62,106
416	Earthstone Energy, Inc.*	2,633
2,142	Energy Transfer LP	27,482
17,427	Enlink Midstream LLC	106,828
8,624	EQT Corp.	94,002
9,259	Equitrans Midstream Corp.	123,700
2,943	Evolution Petroleum Corp.	16,098
5,664	Extraction Oil & Gas, Inc.*^	12,008
10,643	Gaslog, Ltd.	104,195
1,561	Green Plains, Inc.	24,086
9,417	Gulfport Energy Corp.*	28,628
5,504	Hallador Energy Co.	16,347
9,079	HighPoint Resources Corp.*	15,344
2,520	International Seaways, Inc.*	74,995
6,317	Jagged Peak Energy, Inc.*	53,631
34,496	Kosmos Energy, Ltd.	196,627
14,513	Laredo Petroleum, Inc.*	41,652
2,082	Lonestar Resources US, Inc.*	5,434
9,030	Matador Resources Co.*	162,269
290	Montage Resources Corp.*^	2,303
6,183	Murphy Oil Corp.	165,704
12,361	Nordic American Tankers, Ltd.	60,816
3,092	Northern Oil & Gas, Inc.*	7,235
18,805	Oasis Petroleum, Inc.*	61,304
5,300	Overseas Shipholding Group, Inc.*	12,190
2,410	Panhandle Oil & Gas, Inc., Class A	27,016
1,648	PAR Pacific Holdings, Inc.*	38,300
6,480	PBF Energy, Inc., Class A	203,278
3,470	PDC Energy, Inc.*	90,810
5,636	Peabody Energy Corp.	51,400
523	Penn Virginia Corp.*	15,873
6	PrimeEnergy Resources Corp.*	908
12,864	QEP Resources, Inc.	57,888
12,188	Range Resources Corp.^	59,112
5,239	Renewable Energy Group, Inc.*	141,191
3,561	Ring Energy, Inc.*	9,401
1,533	SandRidge Energy, Inc.*	6,500
2,911	Scorpio Tankers, Inc.	114,519
12,619	SFL Corp., Ltd.	183,480
7,278	SM Energy Co.	81,805
32,445	Southwestern Energy Co.*	78,517
23,009	SRC Energy, Inc.*	94,797
1,352	Talos Energy, Inc.*	40,763
1,980	Teekay Shipping Corp.^	10,534
2,363	Teekay Tankers, Ltd., Class A*	56,641
8,709	W&T Offshore, Inc.*	48,422
7,070	Whiting Petroleum Corp.*	51,894

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
3,407	World Fuel Services Corp.	$147,932
19,806	WPX Energy, Inc.*	272,134

		4,790,451

Paper & Forest Products (0.8%):
5,866	Boise Cascade Co.	214,285
2,174	Clearwater Paper Corp.*	46,437
7,194	Domtar Corp.	275,099
6,293	Louisiana-Pacific Corp.	186,713
8,641	Mercer International, Inc.	106,284
2,510	Neenah, Inc.	176,779
1,455	P.H. Glatfelter Co.	26,627
12,394	Resolute Forest Products*	52,055
4,054	Schweitzer-Mauduit International, Inc.	170,227
1,313	Verso Corp.*	23,673

		1,278,179

Personal Products (0.7%):
27,730	Avon Products, Inc.	156,397
2,048	e.l.f. Beauty, Inc.*	33,034
2,807	Edgewell Personal Care Co.*	86,905
4,010	Inter Parfums, Inc.	291,568
900	Lifevantage Corp.*	14,049
537	Mannatech, Inc.	8,409
1,346	Medifast, Inc.^	147,495
1,387	Natural Alternatives International, Inc.*	11,068
369	Natural Health Trends Corp.	1,985
2,857	Natures Sunshine Products, Inc.*	25,513
2,622	Nu Skin Enterprises, Inc., Class A	107,450
340	United-Guardian, Inc.	6,681
3,195	Usana Health Sciences, Inc.*	250,967

		1,141,521

Pharmaceuticals (0.9%):
5,270	Akorn, Inc.*	7,905
3,129	Amphastar Pharmaceuticals, Inc.*	60,358
1,566	ANI Pharmaceuticals, Inc.*	96,575
1,496	Aratana Therapeutics- CVR*(a)	—
961	Assembly Biosciences, Inc.*	19,662
4,744	Assertio Therapeutics, Inc.*	5,930
2,200	BioDelivery Sciences International, Inc.*	13,904
1,154	Collegium Pharmaceutical, Inc.*	23,749
3,245	Corcept Therapeutics, Inc.*	39,265
3,415	Cumberland Pharmaceuticals, Inc.*	17,587
1,891	Cymabay Therapeutics, Inc.*	3,706
1,500	Dermira, Inc.*	22,740
7,597	Endo International plc*	35,630
7,355	Horizon Therapeutics plc*	266,252
6,525	Innoviva, Inc.*	92,394
2,755	Intra-Cellular Therapies, Inc.*	94,524
1,144	Kala Pharmaceuticals, Inc.*^	4,221
6,034	Lannett Co., Inc.*	53,220
3,492	Mallinckrodt plc*^	12,187
1,475	Nektar Therapeutics*	31,838
2,308	Otonomy, Inc.*	8,840
1,324	Pacira BioSciences, Inc.*	59,977
859	Phibro Animal Health Corp., Class A	21,329
5,702	Prestige Consumer Healthcare, Inc.*	230,932
1,980	Revance Therapeutics, Inc.*	32,135

See accompanying notes to the financial statements.

16

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
1,800	SIGA Technologies, Inc.*	$8,586
5,788	Supernus Pharmaceuticals, Inc.*	137,291
1,155	Taro Pharmaceutical Industries, Ltd.*	101,559
1,478	Zogenix, Inc.*	77,048

		1,579,344

Professional Services (1.9%):
1,888	Acacia Research Corp.*	5,022
5,362	ASGN, Inc.*	380,541
1,199	Barrett Business Services, Inc.	108,462
6,714	CBIZ, Inc.*	181,009
490	CRA International, Inc.	26,690
5,032	Exponent, Inc.	347,258
2,512	Forrester Research, Inc.*	104,750
2,195	Franklin Covey Co.*	70,745
4,532	FTI Consulting, Inc.*	501,511
2,202	GP Strategies Corp.*	29,132
2,274	Heidrick & Struggles International, Inc.	73,905
2,544	Huron Consulting Group, Inc.*	174,824
2,071	ICF International, Inc.	189,745
5,892	InnerWorkings, Inc.*	32,465
1,529	Insperity, Inc.	131,555
1,000	Kelly Services, Inc., Class A	22,580
3,344	Kforce, Inc.	132,757
5,647	Korn Ferry	239,433
1,332	Mastech Digital, Inc.*	14,745
3,943	Mistras Group, Inc.*	56,267
4,033	Resources Connection, Inc.	65,859
3,165	TriNet Group, Inc.*	179,171
6,167	Trueblue, Inc.*	148,378
4,212	Volt Information Sciences, Inc.*	10,446
505	Willdan Group, Inc.*	16,049

		3,243,299

Real Estate Management & Development (0.5%):
2,400	Altisource Portfolio Solutions*^	46,392
395	CKX Lands, Inc.*^	3,681
920	Consolidated-Tomoka Land Co.	55,494
692	Forestar Group, Inc.*	14,428
504	FRP Holdings, Inc.*	25,104
376	Griffin Industrial Realty, Inc.	14,871
10	J.W. Mays, Inc.*	303
6,324	Kennedy-Wilson Holdings, Inc.	141,024
5,387	Marcus & Millichap, Inc.*	200,665
1,035	Maui Land & Pineapple Co.*	11,644
3,298	Newmark Group, Inc.	44,375
2,057	Rafael Holdings, Inc., Class B*	36,697
702	RE/MAX Holdings, Inc., Class A	27,020
8,369	Realogy Holdings Corp.^	81,012
308	Stratus Properties, Inc.*	9,542
3,421	Tejon Ranch Co.*	54,668
1,076	The RMR Group, Inc., Class A	49,109
2,700	The St Joe Co.*^	53,541

		869,570

Road & Rail (0.9%):
1,803	ArcBest Corp.	49,763
9,143	Avis Budget Group, Inc.*	294,770
2,278	Covenant Transportation Group, Inc., Class A*	29,443

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
10,920	Heartland Express, Inc.	$229,866
5,530	Hertz Global Holdings, Inc.*	87,098
875	Landstar System, Inc.	99,636
1,700	Marten Transport, Ltd.	36,533
598	Ryder System, Inc.	32,477
3,297	Saia, Inc.*	307,017
646	Schneider National, Inc.	14,096
3,855	Universal Logistics Holdings, Inc.	73,091
988	USA Truck, Inc.*	7,361
8,985	Werner Enterprises, Inc.	326,964
4,526	YRC Worldwide, Inc.*^	11,541

		1,599,656

Semiconductors & Semiconductor Equipment (3.5%):
4,922	Advanced Energy Industries, Inc.*	350,446
3,814	Alpha & Omega Semiconductor, Ltd.*	51,947
1,056	Ambarella, Inc.*	63,951
30,273	Amkor Technology, Inc.*	393,548
1,301	Amtech Systems, Inc.*	9,315
4,245	Axcelis Technologies, Inc.*	102,283
2,777	AXT, Inc.*	12,080
2,714	Brooks Automation, Inc.	113,879
2,508	Cabot Microelectronics Corp.	361,955
1,462	CEVA, Inc.*	39,416
5,549	Cirrus Logic, Inc.*	457,292
4,450	Cohu, Inc.	101,683
1,905	Cree, Inc.*	87,916
522	Cyberoptics Corp.*	9,594
6,488	Diodes, Inc.*	365,728
3,285	DSP Group, Inc.*	51,706
3,718	Entegris, Inc.	186,235
8,247	FormFactor, Inc.*	214,175
4,679	GSI Technology, Inc.*	33,174
1,254	Ichor Holdings, Ltd.*	41,721
1,471	Inphi Corp.*	108,883
1,349	inTest Corp.*	8,027
7,339	Kulicke & Soffa Industries, Inc.	199,621
12,204	Lattice Semiconductor Corp.*	233,585
1,636	MagnaChip Semiconductor Corp.*^	18,994
4,333	MaxLinear, Inc., Class A*	91,946
700	MKS Instruments, Inc.	77,007
6,163	Neophotonics Corp.*	54,358
807	NVE Corp.	57,620
6,903	Onto Innovation, Inc.*	252,236
4,804	PDF Solutions, Inc.*	81,140
9,112	Photronics, Inc.*	143,605
2,109	Pixelworks, Inc.*	8,267
2,975	Power Integrations, Inc.	294,257
11,907	Rambus, Inc.*	164,019
2,943	Semtech Corp.*	155,685
2,126	Silicon Laboratories, Inc.*	246,573
1,208	SMART Global Holdings, Inc.*	45,832
1,698	SolarEdge Technologies, Inc.*	161,463
2,469	Synaptics, Inc.*	162,386
5,213	Ultra Clean Holdings, Inc.*	122,349
6,109	Veeco Instruments, Inc.*	89,711
5,605	Xperi Corp.	103,693

		5,929,301

See accompanying notes to the financial statements.

17

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Software (2.6%):
3,492	A10 Networks, Inc.*	$23,990
12,450	ACI Worldwide, Inc.*	471,667
994	Agilysys, Inc.*	25,258
2,538	Alarm.com Holding, Inc.*	109,058
966	Altair Engineering, Inc.*	34,689
4,794	American Software, Inc., Class A	71,335
752	Appfolio, Inc.*	82,682
935	Asure Software, Inc.*^	7,648
2,595	Avaya Holdings Corp.*	35,033
2,785	Aware, Inc.*	9,358
2,658	Blackbaud, Inc.	211,577
620	Blackline, Inc.*	31,967
2,196	Bottomline Technologies, Inc.*	117,706
2,350	BSQUARE Corp.*	3,267
900	ChannelAdvisor Corp.*	8,136
3,451	Cision, Ltd.*	34,406
2,037	CommVault Systems, Inc.*	90,932
2,686	Cornerstone OnDemand, Inc.*	157,265
3,185	Digital Turbine, Inc.*	22,709
3,842	Ebix, Inc.	128,361
2,301	Envestnet, Inc.*	160,219
5,614	Finjan Holdings, Inc.*	11,284
3,423	FireEye, Inc.*	56,582
4,113	GlobalSCAPE, Inc.	40,431
1,820	Globant SA*	193,011
2,398	J2 Global, Inc.	224,717
1,662	LogMeIn, Inc.	142,500
2,555	Manhattan Associates, Inc.*	203,761
562	MicroStrategy, Inc., Class A*	80,158
2,468	Mimecast, Ltd.*	107,062
856	New Relic, Inc.*	56,248
5,507	OneSpan, Inc.*	94,280
1,348	Paylocity Holding Corp.*	162,865
5,762	Progress Software Corp.	239,410
1,864	QAD, Inc.	94,934
2,008	Qualys, Inc.*	167,407
7,302	RealNetworks, Inc.*	8,762
2,886	Rubicon Project, Inc.*	23,550
4,036	SailPoint Technologies Holding, Inc.*	95,250
769	Sapiens International Corp. NV	17,687
6,367	SeaChange International, Inc.*	26,678
539	Shotspotter, Inc.*	13,745
684	Sps Commerce, Inc.*	37,907
5,449	Synacor, Inc.*	8,282
3,280	Synchronoss Technologies, Inc.*^	15,580
5,185	Telaria, Inc.*	45,680
7,906	Telenav, Inc.*	38,423
16,342	TiVo Corp.	138,580
870	Upland Software, Inc.*	31,068
3,726	Verint Systems, Inc.*	206,271
1,895	Zix Corp.*	12,848

		4,432,224

Specialty Retail (3.9%):
7,069	Aaron’s, Inc.	403,712
3,905	Abercrombie & Fitch Co., Class A	67,517
13,115	American Eagle Outfitters, Inc.	192,791

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
996	America’s Car Mart, Inc.*	$109,221
2,646	Asbury Automotive Group, Inc.*	295,796
660	Ascena Retail Group, Inc.*^	5,059
3,093	At Home Group, Inc.*	17,012
4,741	AutoNation, Inc.*	230,555
7,305	Barnes & Noble Education, Inc.*	31,192
7,174	Bed Bath & Beyond, Inc.^	124,110
4,102	Big 5 Sporting Goods Corp.	12,306
3,574	Boot Barn Holdings, Inc.*	159,150
1,732	Build-A-Bear Workshop, Inc.*	5,612
3,926	Caleres, Inc.	93,243
3,499	Cato Corp., Class A	60,883
16,720	Chico’s FAS, Inc.	63,703
1,594	Citi Trends, Inc.	36,853
3,051	Conn’s, Inc.*	37,802
7,160	Designer Brands, Inc., Class A	112,698
10,159	Destination XL Group, Inc.*	13,004
5,615	Dick’s Sporting Goods, Inc.	277,886
11,002	Express, Inc.*	53,580
4,493	Floor & Decor Holdings, Inc., Class A*	228,289
2,914	Foot Locker, Inc.	113,617
367	Francesca’s Holdings Corp.*^	3,809
5,741	GameStop Corp., Class A^	34,905
2,011	Genesco, Inc.*	96,367
693	Group 1 Automotive, Inc.	69,300
7,980	Guess?, Inc.	178,592
2,764	Haverty Furniture Cos., Inc.	55,722
2,944	Hibbett Sports, Inc.*	82,550
2,388	J. Jill, Inc.^	2,698
1,806	Kirkland’s, Inc.*^	2,239
6,135	L Brands, Inc.	111,166
2,739	Lithia Motors, Inc., Class A	402,634
1,529	Lumber Liquidators Holdings, Inc.*^	14,938
3,059	MarineMax, Inc.*	51,055
8,315	Michaels Cos., Inc. (The)*	67,268
4,052	Monro, Inc.	316,866
4,397	Murphy U.S.A., Inc.*	514,450
1,671	National Vision Holdings, Inc.*	54,191
42,056	Office Depot, Inc.	115,233
5,416	Party City Holdco, Inc.*^	12,673
5,392	Penske Automotive Group, Inc.	270,786
577	Pier 1 Imports, Inc.*^	3,693
1,537	Rent-A-Center, Inc.	44,327
805	RH*	171,868
11,726	RTW Retailwinds, Inc.*	9,393
7,968	Sally Beauty Holdings, Inc.*	145,416
4,149	Signet Jewelers, Ltd.	90,199
4,304	Sleep Number Corp.*	211,929
4,654	Sonic Automotive, Inc., Class A	144,274
2,363	Sportsman’s Warehouse Holdings, Inc.*	18,975
1,752	Tailored Brands, Inc.^	7,253
289	Tandy Leather Factory, Inc.*	1,650
6,734	The Buckle, Inc.	182,087
2,162	The Children’s Place, Inc.	135,168
6,893	The Container Store Group, Inc.*^	29,088
2,271	Tilly’s, Inc.	27,820
4,285	Urban Outfitters, Inc.*	118,994

See accompanying notes to the financial statements.

18

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
672	Winmark Corp.	$133,258
3,700	Zumiez, Inc.*	127,798

		6,806,223

Technology Hardware, Storage & Peripherals (0.3%):
3,723	3D Systems Corp.*	32,576
1,308	AstroNova, Inc.	17,946
7,288	Avid Technology, Inc.*	62,531
1,901	CCUR Holdings, Inc.*	8,269
6,091	NCR Corp.*	214,160
2,458	Stratasys, Ltd.*	49,713
2,001	Super Micro Computer, Inc.*	48,064
1,590	TransAct Technologies, Inc.	17,442

		450,701

Textiles, Apparel & Luxury Goods (1.4%):
2,413	Capri Holdings, Ltd.*	92,056
920	Carter’s, Inc.	100,593
8,448	Crocs, Inc.*	353,887
2,291	Culp, Inc.	31,203
3,005	Deckers Outdoor Corp.*	507,424
1,291	Fossil Group, Inc.*	10,173
6,596	G-III Apparel Group, Ltd.*	220,966
849	Kontoor Brands, Inc.	35,650
816	Lakeland Industries, Inc.*	8,813
2,340	Oxford Industries, Inc.	176,483
1,515	Rocky Brands, Inc.	44,586
10,289	Steven Madden, Ltd.	442,530
957	Unifi, Inc.*	24,174
1,916	Vera Bradley, Inc.*	22,609
10,479	Wolverine World Wide, Inc.	353,561

		2,424,708

Thrifts & Mortgage Finance (2.5%):
8,516	Axos Financial, Inc.*	257,864
2,838	BankFinancial Corp.	37,121
15,045	Capitol Federal Financial, Inc.	206,568
280	Citizens Community Bancorp, Inc.	3,422
4,896	Dime Community Bancshares, Inc.	102,277
1,537	ESSA Bancorp, Inc.	26,052
3,103	Essent Group, Ltd.	161,325
696	Federal Agricultural Mortgage Corp.	58,116
242	First Capital, Inc.	17,666
1,180	First Defiance Financial Corp.	37,158
6,849	Flagstar Bancorp, Inc.	261,974
659	FS Bancorp, Inc.	42,038
195	Guaranty Federal Bankshares, Inc.	4,914
301	Hingham Institution for Savings	63,270
629	HMN Financial, Inc.*	13,215
973	Home Bancorp, Inc.	38,132
43	Home Federal Bancorp, Inc.	1,537
3,414	HomeStreet, Inc.*	116,076
869	IF Bancorp, Inc.	20,004
865	Impac Mortgage Holdings, Inc.*	4,550
8,131	Kearny Financial Corp.	112,452
390	Kentucky First Federal Bancorp	3,023
955	LendingTree, Inc.*	289,785
940	Malvern Bancorp, Inc.*	21,705
5,312	Meridian Bancorp, Inc.	106,718

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
3,591	Meta Financial Group, Inc.	$131,107
3,964	Mr Cooper Group, Inc.*	49,590
676	MSB Financial Corp.	12,168
3,627	NMI Holdings, Inc., Class A*	120,344
6,978	Northfield Bancorp, Inc.	118,347
10,868	Northwest Bancshares, Inc.	180,735
4,848	Oceanfirst Financial Corp.	123,818
198	Oconee Federal Financial Corp.	5,170
16,927	Ocwen Financial Corp.*	23,190
600	PCSB Financial Corp.	12,150
4,022	PennyMac Financial Services, Inc.	136,909
1,677	Provident Financial Holdings, Inc.	36,726
2,873	Provident Financial Services, Inc.	70,819
1,685	Prudential Bancorp, Inc.	31,223
1,982	Riverview Bancorp, Inc.	16,272
3,025	Security National Financial Corp., Class A*	17,696
671	Severn Bancorp, Inc.	6,247
707	Southern Missouri Bancorp, Inc.	27,121
1,053	Sterling Bancorp, Inc.	8,529
1,815	Territorial Bancorp, Inc.	56,156
12,547	TrustCo Bank Corp NY	108,782
7,757	United Community Financial Corp.	90,447
8,174	Washington Federal, Inc.	299,578
3,389	Waterstone Financial, Inc.	64,493
4,268	Wawlker & Dunlop, Inc.	276,054
3,601	Western New England BanCorp, Inc.	34,678
5,569	WSFS Financial Corp.	244,980
35	WVS Financial Corp.	576

		4,310,867

Tobacco (0.2%):
1,419	Pyxus International, Inc.*^	12,686
491	Turning Point Brands, Inc.^	14,043
975	Universal Corp.	55,634
19,769	Vector Group, Ltd.	264,706

		347,069

Trading Companies & Distributors (1.5%):
311	AeroCentury Corp.*	1,400
2,151	Air Lease Corp.	102,216
3,318	Aircastle, Ltd.	106,209
4,868	Applied Industrial Technologies, Inc.	324,646
8,168	Beacon Roofing Supply, Inc.*	261,213
2,473	BMC Stock Holdings, Inc.*	70,950
1,906	CAI International, Inc.*	55,236
2,504	DXP Enterprises, Inc.*	99,684
1,463	EVI Industries, Inc.*^	39,560
1,904	GATX Corp.	157,746
120	GMS, Inc.*	3,250
1,239	H&E Equipment Services, Inc.	41,420
1,116	Herc Holdings, Inc.*	54,617
4,781	Huttig Building Products, Inc.*	7,363
3,562	Kaman Corp., Class A	234,807
373	Lawson Products, Inc.*	19,433
4,569	MRC Global, Inc.*	62,321
4,852	NOW, Inc.*	54,536
2,681	Rush Enterprises, Inc., Class A	124,667
2,017	Systemax, Inc.	50,748

See accompanying notes to the financial statements.

19

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
7,847	Textainer Group Holdings, Ltd.*^	$84,041
2,765	Titan Machinery, Inc.*	40,867
577	Transcat, Inc.*	18,383
5,731	Triton International, Ltd.	230,386
2,679	Univar Solutions, Inc.*	64,939
2,676	Veritiv Corp.*	52,637
3,460	WESCO International, Inc.*	205,489

		2,568,764

Transportation Infrastructure (0.1%):
3,917	Macquarie Infrastructure Corp.	167,804

Water Utilities (0.8%):
4,757	American States Water Co.	412,146
1,695	AquaVenture Holdings, Ltd.*	45,968
1,221	Artesian Resources Corp.	45,433
6,345	California Water Service Group	327,148
2,756	Consolidated Water Co., Ltd.	44,923
2,508	Middlesex Water Co.	159,434
669	Pure Cycle Corp.*	8,423
2,763	SJW Group	196,339
1,642	York Water Co. (The)	75,713

		1,315,527

Wireless Telecommunication Services (0.4%):
6,783	Boingo Wireless, Inc.*	74,274
6,918	Shenandoah Telecommunications Co.	287,858
2,722	Spok Holdings, Inc.	33,290
9,308	Telephone & Data Systems, Inc.	236,702
1,352	United States Cellular Corp.*	48,983

		681,107

Total Common Stocks (Cost $145,630,070)		169,908,185

Contracts, Shares, Notional Amount or Principal Amount Shares		Fair Value
Preferred Stocks (0.0%†):
Air Freight & Logistics (0.0%†):
389	Air T Funding	$961

Media (0.0%†):
430	GCI Liberty, Inc., Series A, 6.61%	11,386

Total Preferred Stocks (Cost $4,038)		12,347

Rights (0.0%†):
Chemicals (0.0%†):
4,314	Schulman, Inc. CVR, Expires on 12/31/49*(a)	—

Diversified Financial Services (0.0%†):
6,056	NewStar Financial, Inc. CVR, Expires on 12/31/49*	4,367

Media (0.0%†):
21,894	Media General, Inc. CVR, Expires on 12/31/49*	2,069

Total Rights (Cost $10,055)		6,436

Short-Term Securities Held as Collateral for Securities on Loan (1.8%):
3,077,235	BlackRock Liquidity FedFund, Institutional Class, 2.00%(b)(c)	3,077,235

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $3,077,235)		3,077,235

Unaffiliated Investment Companies (0.3%):
Money Markets (0.3%):
512,537	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(c)	512,537

Total Unaffiliated Investment Companies (Cost $512,537)		512,537

Total Investment Securities (Cost $149,233,935) — 101.9%(d)		173,516,740
Net other assets (liabilities) — (1.9)%		(3,180,805)

Net Assets — 100.0%		$170,335,935

Percentages indicated are based on net assets as of December 31, 2019.

CVR—Contingency	Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $2,994,816.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2019. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(c)	The rate represents the effective yield at December 31, 2019.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or rounds to less than $1.

See accompanying notes to the financial statements.

20

AZL DFA U.S. Small Cap Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$149,233,935

Investment securities, at value(a)	$173,516,740
Interest and dividends receivable	125,449
Receivable for investments sold	48,741
Reclaims receivable	466
Prepaid expenses	545

Total Assets	173,691,941

Liabilities:
Cash overdraft	10,770
Payable for investments purchased	117,026
Payable for capital shares redeemed	1,417
Payable for collateral received on loaned securities	3,077,235
Manager fees payable	100,755
Administration fees payable	3,400
Distribution fees payable	35,984
Custodian fees payable	1,712
Administrative and compliance services fees payable	659
Transfer agent fees payable	979
Trustee fees payable	162
Other accrued liabilities	5,907

Total Liabilities	3,356,006

Net Assets	$170,335,935

Net Assets Consist of:
Paid in capital	$140,270,513
Total distributable earnings	30,065,422

Net Assets	$170,335,935

Shares of beneficial interest (unlimited number of shares authorized, no par value)	15,034,204
Net Asset Value (offering and redemption price per share)	$11.33

(a)	Includes securities on loan of $2,994,816.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$2,382,892
Income from securities lending	75,555
Foreign withholding tax	(770)

Total Investment Income	2,457,677

Expenses:
Manager fees	1,409,816
Administration fees	71,502
Distribution fees	414,650
Custodian fees	10,117
Administrative and compliance services fees	2,960
Transfer agent fees	5,410
Trustee fees	9,185
Professional fees	8,368
Shareholder reports	2,264
Other expenses	7,146

Total expenses before reductions	1,941,418
Less expenses voluntarily waived/reimbursed by the Manager	(248,791)

Net expenses	1,692,627

Net Investment Income/(Loss)	765,050

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	4,811,949
Change in net unrealized appreciation/depreciation on securities	25,654,285

Net realized and Change in net unrealized gains/losses on investments	30,466,234

Change in Net Assets Resulting From Operations	$31,231,284

See accompanying notes to the financial statements.

21

AZL DFA U.S. Small Cap Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$765,050	$885,455
Net realized gains/(losses) on investments	4,811,949	12,151,134
Change in unrealized appreciation/depreciation on investments	25,654,285	(33,614,615)

Change in net assets resulting from operations	31,231,284	(20,578,026)

Distributions to Shareholders:
Distributions	(12,961,906)	(10,343,723)

Change in net assets resulting from distributions to shareholders	(12,961,906)	(10,343,723)

Capital Transactions:
Proceeds from shares issued	1,104,883	2,337,294
Proceeds from dividends reinvested	12,961,906	10,343,723
Value of shares redeemed	(11,873,146)	(30,305,676)

Change in net assets resulting from capital transactions	2,193,643	(17,624,659)

Change in net assets	20,463,021	(48,546,408)
Net Assets:
Beginning of period	149,872,914	198,419,322

End of period	$170,335,935	$149,872,914

Share Transactions:
Shares issued	99,170	186,349
Dividends reinvested	1,270,775	869,951
Shares redeemed	(1,040,928)	(2,349,735)

Change in shares	329,017	(1,293,435)

See accompanying notes to the financial statements.

22

AZL DFA U.S. Small Cap Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015(a)

Net Asset Value, Beginning of Period	$10.19	$12.40	$11.42	$9.20	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.05 (b)	0.07	0.07	0.07	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	2.00	(1.53)	1.16	2.21	(0.83)

Total from Investment Activities	2.05	(1.46)	1.23	2.28	(0.80)

Distributions to Shareholders From:
Net Investment Income	(0.06)	(0.07)	(0.07)	(0.04)	—
Net Realized Gains	(0.85)	(0.68)	(0.18)	(0.02)	—

Total Dividends	(0.91)	(0.75)	(0.25)	(0.06)	—

Net Asset Value, End of Period	$11.33	$10.19	$12.40	$11.42	$9.20

Total Return(c)	21.10%	(12.64)%	10.87%	24.90%	(8.00	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$170,336	$149,873	$198,419	$208,012	$208,531
Net Investment Income/(Loss)(e)	0.46%	0.48%	0.55%	0.56%	0.50%
Expenses Before Reductions(e)(f)	1.17%	1.16%	1.16%	1.14%	1.18%
Expenses Net of Reductions(e)	1.02%	1.01%	1.01%	0.99%	1.03%
Portfolio Turnover Rate	10%	9%	9%	9%	10	%(d)

(a)	For the period April 27, 2015 (commencement of share class) to December 31, 2015.

(b)	Calculated using the average shares method.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

23

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Small Cap Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

24

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2019

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $7,420 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $3,077,235 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA U.S. Small Cap Fund	0.85%	1.35%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum

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AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2019

annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $1,245 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$169,897,697	$8,293	$2,195		$169,908,185
Preferred Stocks	12,347	—	—		12,347
Rights	—	6,436	—	#	6,436
Short-Term Securities Held as Collateral for Securities on Loan	3,077,235	—	—		3,077,235
Unaffiliated Investment Companies	512,537	—	—		512,537

Total Investments	$173,499,816	$14,729	$2,195		$173,516,740

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2019.

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AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2019

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA U.S. Small Cap Fund	$16,112,418	$25,366,049

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $149,074,208. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$47,750,730
Unrealized (depreciation)	(23,308,198)

Net unrealized appreciation/(depreciation)	$24,442,532

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Small Cap Fund	$1,347,790	$11,614,116	$12,961,906

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Small Cap Fund	$1,260,088	$9,083,635	$10,343,723

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2019

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA U.S. Small Cap Fund	$1,086,122	$4,536,785	$—	$24,442,515	$30,065,422

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies and other miscellaneous differences.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 85% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL DFA U.S. Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA U.S. Small Cap Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2019, the Fund declared net short-term capital gain distributions of $559,109.

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $11,614,116.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and

32

expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

33

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

34

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

35

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

36

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® Enhanced Bond Index Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® Enhanced Bond Index Fund (the “Fund”) had a total return of 8.38%. That compared to a 8.72% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

As the 12-month period began, the Federal Reserve Board (the Fed) shifted to a more dovish stance than it demonstrated in 2018. The Fed ultimately cut interest rates three times in 2019 after raising rates four times in 2018. Other central banks took similar approaches, with the European Central Bank announcing a substantial new quantitative easing package and the Bank of Japan communicating a more dovish message as well. Geopolitical tensions—namely, the U.S.-China trade war and Brexit—triggered bouts of uncertainty throughout the year, although those tensions eased late in the period. Signs of slower global growth also raised concerns in the middle of 2019. However, central bank policies drove the markets, and interest rates declined even as spreads tightened. As the year came to a close, the U.S. and China agreed to phase one of a trade deal and the U.K. moved closer to an orderly Brexit, both of which helped reduce uncertainty in the market.

The Fund underperformed its benchmark due in large part to duration positioning. Interest rates fell due to geopolitical tensions, weaker global growth, and the Fed’s rate cuts. In this environment, the Fund’s underweight duration positioning (meaning it held bonds that were generally less sensitive to changes in interest rates) weighed on relative return, as lower interest rates lead to higher bond prices.*

The Fund’s relative performance benefited from its overweight position and security selection within investment-grade credit, particularly during the first quarter as credit spreads tightened by more than 30 basis points

(0.30%). Security selection within agency mortgage-backed securities also added to relative results, as did the Fund’s strategy of holding an underweight position in this asset class early in the year and moving to an overweight position later in the year. The Fund’s general above-benchmark exposure to the front of the yield curve, along with other strategic positioning and tactical trading, added to relative results.*

The Fund held derivatives in the form of foreign currency forward contracts to hedge the portfolio’s currency exposure to non-dollar bonds. The portfolio also held Treasury futures to manage duration and yield curve exposures. The derivative positions benefited the portfolio by giving managers the ability to more precisely manage duration and yield curve risk during a period in which yields proved volatile.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

AZL® Enhanced Bond Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to exceed the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	1 Year	3 Year	5 Year	10 Year
AZL® Enhanced Bond Index Fund	8.38%	3.54%	2.62%	3.29%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Enhanced Bond Index Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated April 29, 2019. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL Enhanced Bond Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Enhanced Bond Index Fund	$1,000.00	$1,023.80	$3.32	0.65%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Enhanced Bond Index Fund	$1,000.00	$1,021.93	$3.31	0.65%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition
(Unaudited)
Investments	Percent of Net Assets

U.S. Government Agency Mortgages	30.8%

U.S. Treasury Obligations	29.5

Corporate Bonds	22.9

Yankee Dollars	6.3

Collateralized Mortgage Obligations	5.4

Commercial Paper	4.0

Asset Backed Securities	3.2

Short-Term Securities Held as Collateral for Securities on Loan	3.1

Foreign Bonds	2.2

Unaffiliated Investment Companies	1.6

Municipal Bonds	0.6

Total Investment Securities	109.6

Net other assets (liabilities)	(9.6)

Net Assets	100.0%

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Asset Backed Securities (3.2%):
$2,399,996	American Homes 4 Rent LLC, Class A, Series 2014-SFR3, 3.68%, 12/17/36(a)	$2,492,420
2,220,000	Benchmark Mortgage Trust, Class A4, Series 2018-B7, 4.51%, 11/15/51	2,538,304
5,159,207	Chesapeake Funding II LLC, Class A1, Series 2018-1A, 3.04%, 4/15/30(a)	5,213,855
1,174,000	Citibank Credit Card Issuance Trust, Class A7, Series 2018-A7, 3.96%, 10/15/30	1,304,893
2,210,000	Citibank Credit Card Issuance Trust, Class A1, Series 2014-A1, 2.88%, 1/23/23	2,232,273
4,730,000	Credit Acceptance Auto Loan Trust, Class A, Series 2018-3A, 3.55%, 8/15/27, Callable 10/15/21 @ 100(a)	4,817,480
3,760,000	Credit Acceptance Auto Loan Trust, Class A, Series 2019-3, 2.38%, 11/15/28(a)	3,754,848
3,925,000	Ford Credit Auto Owner Trust, Class A3, Series 2019-B, 2.23%, 10/15/23, Callable 4/15/23 @ 100	3,939,943
4,810,000	Ford Credit Floorplan Master Owner Trust, Class A, Series 2019-4, 2.44%, 9/15/26	4,822,105
4,830,000	Ford Credit Floorplan Master Owner Trust, Class A, Series 2019-2, 3.06%, 4/15/26	4,990,843
3,830,000	GM Financial Consumer Automobile Receivables Trust, Class A3, Series 2019-1, 2.97%, 11/16/23, Callable 11/16/22 @ 100	3,881,749
3,400,000	LoanCore Issuer, Ltd., Class A, Series 2018-CRE1, 2.87%(US0001M+113bps), 5/15/28, Callable 5/15/20 @ 100(a)	3,401,625
940,096	Navient Student Loan Trust, Class A2A, Series 2016-AA, 3.91%, 12/15/45, Callable 10/15/30 @ 100(a)	975,089
103,891	Navient Student Loan Trust, Class A, Series 2014-CTA, 2.44%(US0001M+70bps), 9/16/24, Callable 5/15/21 @ 100(a)	103,912
2,550,000	Navient Student Loan Trust, Class A2B, Series 2019-D, 2.79%(US0001M+105bps), 12/15/59, Callable 4/15/30 @ 100(a)	2,558,916
461,000	Navient Student Loan Trust, Class A2, Series 2018-EA, 4.00%, 12/15/59, Callable 9/15/26 @ 100(a)	478,893
2,440,000	Nissan Master Owner Trust Receivables, Class A, Series 2019-B, 2.17%(US0001M+43bps), 11/15/23	2,443,699
3,770,000	Nissan Master Owner Trust Receivables, Class A, Series 2019-A, 2.30%(US0001M+56bps), 2/15/24	3,784,274
151,067	SMB Private Education Loan Trust, Class A2A, Series 2016-A, 2.70%, 5/15/31(a)(b)	151,884
273,530	SMB Private Education Loan Trust, Class A2A, Series 2015-B, 2.98%, 7/15/27, Callable 7/15/27 @ 100(a)	275,062
1,331,323	SMB Private Education Loan Trust, Class A2A, Series 2017-B, 2.82%, 10/15/35(a)	1,345,711
798,794	SMB Private Education Loan Trust, Class A2B, Series 2017-B, 2.49%(US0001M+75bps), 10/15/35(a)	799,969
3,710,000	SMB Private Education Loan Trust, Class A2A, Series 2018-B, 3.60%, 1/15/37(a)	3,836,445

Principal Amount		Fair Value
Asset Backed Securities, continued
$1,759,310	SMB Private Education Loan Trust, Class A2A, Series 2017-A, 2.88%, 9/15/34(a)	$1,777,592
438,755	SoFi Professional Loan Program, Class A2, Series 2015-C, 2.51%, 8/25/33, Callable 7/25/22 @ 100(a)	438,307
81,536	SoFi Professional Loan Program, Class A2B, Series 2016-D, 2.34%, 4/25/33, Callable 8/25/25 @ 100(a)	81,539
1,360,915	SoFi Professional Loan Program, Class A2, Series 2015-d, 2.72%, 10/27/36, Callable 8/25/23 @ 100(a)	1,372,662
5,850,000	SoFi Professional Loan Program, Class A2FX, Series 2017-F, 2.84%, 1/25/41, Callable 9/25/26 @ 100(a)	5,903,133
1,170,000	SoFi Professional Loan Program, Class A2FX, Series 2019-B, 3.09%, 8/17/48, Callable 4/15/28 @ 100(a)	1,181,625

Total Asset Backed Securities (Cost $69,711,687)		70,899,050

Collateralized Mortgage Obligations (5.4%):
1,971,000	BANK, Class A3, Series 2019-BNK24, 2.96%, 11/15/62	2,020,038
4,840,000	Barclays Commercial Mortgage Trust, Class A, Series 2018-TALL, 2.46%(US0001M+72bps), 3/15/37(a)	4,810,814
2,697,000	Barclays Commercial Mortgage Trust, Class A4, Series 2019-C5, 3.06%, 11/15/52	2,760,164
668,000	Benchmark Mortgage Trust, Class C, Series 2019-B15, 3.84%, 12/15/72	673,277
1,250,000	Benchmark Mortgage Trust, Class B, Series 2019-B15, 3.56%, 12/15/72	1,265,413
1,954,000	Benchmark Mortgage Trust, Class A5, Series 2019-B14, 3.05%, 12/15/61	2,017,544
551,000	BX Trust, Class D, Series 2019-OC11, 4.08%, 12/9/41(a)	560,375
1,242,000	BX Trust, Class A, Series 2019-OC11, 3.20%, 12/9/41(a)	1,273,293
2,611,000	BX Trust, Class A, Series 2019-XL, 2.66%(US0001M+92bps), 10/15/36(a)	2,612,384
603,000	Cantor Commercial Real Estate Lending, Class B, Series 2019-CF3, 3.50%, 1/15/53(b)	615,834
1,863,000	Cantor Commercial Real Estate Lending, Class A4, Series 2019-CF3, 3.01%, 1/15/53	1,911,514
1,463,771	Chase Home Lending Mortgage Trust, Class A11, Series 2019-ATR2, 2.69%(US0001M+90bps), 7/25/49, Callable 7/25/25 @ 100(a)	1,457,521
3,928,638	CIM Trust, Class A11, Series 2019-INV3, 2.66%(US0001M+100bps), 8/25/49, Callable 1/25/32 @ 100(a)	3,920,310
3,030,000	Citigroup Commercial Mortgage Trust, Class A5, Series 2014-GC21, 3.86%, 5/10/47	3,204,346
2,001,000	Citigroup Commercial Mortgage Trust, Class A4, Series 2019-C7, 3.10%, 12/15/72	2,069,430
3,360,000	Cityline Commercial Mortgage Trust, Class A, Series 2016-CLNE, 2.78%, 11/10/31(a)(b)	3,422,160
667,000	Commercial Mortgage Loan Trust, Class A5, Series 2015-CR24, 3.70%, 8/10/48	707,514

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$1,279,058	Commercial Mortgage Loan Trust, Class AM, Series 2013-CR7, 3.31%, 3/10/46, Callable 4/6/23 @ 100(a)	$1,306,711
1,015,000	Commercial Mortgage Loan Trust, Class D, Series 2013-WWP, 3.90%, 3/10/31(a)	1,072,358
3,075,000	Commercial Mortgage Loan Trust, Class A4, Series 2015-CCRE26, 3.63%, 10/10/48	3,253,012
3,870,000	Cosmopolitan Hotel Trust, Class A, Series 2017-CSMO, 2.67%(US0001M+93bps), 11/15/36(a)	3,857,384
2,152,000	CSAIL Commercial Mortgage Trust, Class A5, Series 2019-C17, 3.02%, 9/15/52	2,204,939
2,760,000	CSAIL Commercial Mortgage Trust, Class A5, Series 2018-CX11, 4.03%, 4/15/51(b)	3,028,327
1,580,000	CSAIL Commercial Mortgage Trust, Class A4, Series 2019-C15, 4.05%, 3/15/52	1,737,099
2,700,977	Flagstar Mortgage Trust, Class A11, Series 2019-1, 2.74%(US0001M+95bps), 10/25/49, Callable 4/25/29 @ 100(a)	2,700,819
1,398,224	FRESB Multifamily Mortgage Pass Through, Class A10H, Series 2019-SB60, 3.50%(US0001M+350bps), 1/25/39, Callable 12/1/28 @ 100	1,460,683
2,462,000	GS Mortgage Securities Trust, Class A4, Series 2019-GSA1, 3.05%, 11/10/52	2,519,685
1,525,000	IMT Trust, Class BFX, Series 2017-APTS, 3.50%, 6/15/34(a)(b)	1,568,463
3,081,981	JP Morgan Mortgage Trust, Class A11, Series 2019-INV2, 2.69%(US0001M+90bps), 2/25/50, Callable 3/25/29 @ 100(a)	3,075,572
1,280,330	JP Morgan Mortgage Trust, Class A11, Series 2019-7, 2.69%(US0001M+90bps), 2/25/50(a)	1,276,436
2,210,404	JP Morgan Mortgage Trust, Class A6, Series 2017-4, 3.00%, 11/25/48, Callable 2/25/25 @ 100(a)(b)	2,237,587
3,221,883	JP Morgan Mortgage Trust, Class A11, Series 2019-LTV3, 2.56%(US0001M+85bps), 2/25/50, Callable 2/25/32 @ 100(a)	3,201,992
1,120,000	JP Morgan Mortgage Trust, Class A5, Series 2019-LTV3, 3.50%, 2/25/50, Callable 2/25/32 @ 100(a)(b)	1,130,403
2,040,000	JP Morgan Mortgage Trust, Class A11, Series 2019-INV3, 2.74%(US0001M+100bps), 5/25/50, Callable 4/25/32 @ 100(a)	2,037,183
3,049,951	JP Morgan Mortgage Trust, Class A4, Series 2017-1, 3.50%, 1/25/47, Callable 1/25/28 @ 100(a)(b)	3,124,926
2,245,127	JP Morgan Mortgage Trust, Class A6, Series 2017-2, 3.00%, 5/25/47, Callable 12/25/27 @ 100(a)(b)	2,281,231
2,058,000	JPMDB Commercial Mortgage Securities Trust, Class A4, Series 2019-COR6, 3.06%, 11/13/52	2,121,406
2,985,000	JPMDB Commercial Mortgage Securities Trust, Class A5, Series 2017-C5, 3.69%, 3/15/50	3,200,607
235,081	JPMorgan Chase Commercial Mortgage Securities Corp., Class A, Series 2012-WLDN, 3.91%, 5/5/30(a)	241,087

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$4,884,415	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4FX, Series 2012-CBX, 3.48%, 6/15/45(a)	$4,979,172
2,904,000	KNDL Mortgage Trust, Class A, Series 2019-KNSQ, 2.54%(US0001M+80bps), 5/15/36(a)	2,901,938
149,299	Latitude Management Real Estate Capital, Class A, Series 2016-CRE2, 3.48%(US0001M+170bps), 11/24/31(a)	149,853
1,300,000	Morgan Stanley Bank of America Merrill Lynch Trust, Class A3, Series 2015-C24, 3.48%, 5/15/48	1,362,621
1,540,000	Morgan Stanley Capital I Trust, Class A4, Series 2016-BNK2, 3.05%, 11/15/49	1,594,901
1,170,000	Morgan Stanley Capital I Trust, Class A4, Series 2019-L3, 3.13%, 11/15/29	1,207,814
864,757	Morgan Stanley Capital I Trust, Class A4, Series 2019-H6, 3.42%, 6/15/52	912,336
1,740,000	Morgan Stanley Capital I Trust, Class A, Series 2014-MP, 3.47%, 8/11/33(a)	1,774,052
1,563,000	Morgan Stanley Capital I Trust, Class A, Series 2019-NUGS, 2.70%(US0001M+95bps), 12/15/36(a)	1,563,000
3,942,313	One Lincoln Street Commercial Mortgage, Class A1, Series 2004-C3, 5.72%, 10/15/30(a)(b)	4,298,106
1,458,859	Seasoned Credit Risk Transfer Trust, Class MA, Series 2018-2, 3.50%, 11/25/57, Callable 9/25/41 @ 100	1,496,680
2,835,509	Seasoned Credit Risk Transfer Trust, Class MA, Series 2019-2, 3.50%, 8/25/58	2,935,086
125,000	SG Commercial Mortgage Securities Trust, Class A4, Series 2016-C5, 3.06%, 10/10/48	128,379
208,981	SMB Private Education Loan Trust, Class A2A, Series 2016-B, 2.43%, 2/17/32(a)(b)	208,884
388,839	Tharaldson Hotel Portfolio Trust, Class A, Series 2018-THL, 2.46%(US0001M+75bps), 11/11/34(a)	388,457
1,857,000	UBS Commercial Mortgage Trust, Class A4, Series 2019-C18, 3.04%, 12/15/52	1,904,694
1,460,000	VNO Mortgage Trust, Class A, Series 2013-PENN, 3.81%, 12/13/29(a)	1,475,870
1,853,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2019-C53, 3.04%, 10/15/52	1,904,687
1,147,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2019-C54, 3.15%, 12/15/52	1,188,403
940,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2018-C46, 4.15%, 8/15/51	1,043,409
1,635,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-NXS4, 3.72%, 12/15/48	1,745,755
975,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-C28, 3.54%, 5/15/48	1,029,932
10,253,647	Wells Fargo Commercial Mortgage Trust, Class XA, Series 2016-LC25, 0.99%, 12/15/59(b)	474,129
1,250,000	Wells Fargo Commercial Mortgage Trust, Class AS, Series 2015-NXS1, 3.41%, 5/15/48	1,297,763

Total Collateralized Mortgage Obligations (Cost $121,463,235)		121,905,762

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds (22.9%):
Aerospace & Defense (1.2%):
$1,315,000	BAE Systems Holdings, Inc., 2.85%, 12/15/20, Callable 11/15/20 @ 100(a)	$1,321,973
1,135,000	BAE Systems Holdings, Inc., 3.80%, 10/7/24(a)	1,194,314
245,000	BAE Systems Holdings, Inc., 3.85%, 12/15/25, Callable 9/15/25 @ 100(a)	259,471
134,000	Boeing Co. (The), 3.25%, 2/1/35, Callable 11/1/34 @ 100	136,680
135,000	General Dynamics Corp., 3.75%, 5/15/28, Callable 2/15/28 @ 100	148,788
129,000	Harris Corp., 3.83%, 4/27/25, Callable 1/27/25 @ 100	137,295
2,091,000	Harris Corp., 4.40%, 6/15/28, Callable 3/15/28 @ 100	2,329,046
1,057,000	Huntington Ingalls Industries, Inc., 5.00%, 11/15/25, Callable 11/15/20 @ 102.5(a)	1,104,565
1,247,000	Huntington Ingalls Industries, Inc., 3.48%, 12/1/27, Callable 9/1/27 @ 100	1,299,998
2,050,000	L3Harris Technologies, Inc., 3.85%, 6/15/23, Callable 5/15/23 @ 100(a)	2,158,640
267,000	L3Harris Technologies, Inc., 3.95%, 5/28/24, Callable 2/28/24 @ 100(a)	283,284
1,715,000	L3Harris Technologies, Inc., 3.85%, 12/15/26, Callable 9/15/26 @ 100(a)	1,844,045
90,000	L3Harris Technologies, Inc., 4.40%, 6/15/28, Callable 3/15/28 @ 100(a)	100,332
1,347,000	Lockheed Martin Corp., 2.90%, 3/1/25, Callable 12/1/24 @ 100	1,400,196
338,000	Lockheed Martin Corp., 3.60%, 3/1/35, Callable 9/1/34 @ 100	370,510
628,000	Lockheed Martin Corp., 4.07%, 12/15/42	719,802
398,000	Northrop Grumman Corp., 2.08%, 10/15/20	398,248
30,000	Northrop Grumman Corp., 2.55%, 10/15/22, Callable 9/15/22 @ 100	30,453
3,892,000	Northrop Grumman Corp., 2.93%, 1/15/25, Callable 11/15/24 @ 100	4,011,596
704,000	Northrop Grumman Corp., 3.25%, 1/15/28, Callable 10/15/27 @ 100	734,040
280,000	Raytheon Co., 7.20%, 8/15/27	366,348
115,000	Raytheon Co., 7.00%, 11/1/28	152,605
10,000	Raytheon Co., 4.70%, 12/15/41	12,451
415,000	Raytheon Co., 4.20%, 12/15/44, Callable 6/15/44 @ 100	487,336
805,000	Rockwell Collins, Inc., 2.80%, 3/15/22, Callable 2/15/22 @ 100	818,941
280,000	Rockwell Collins, Inc., 3.20%, 3/15/24, Callable 1/15/24 @ 100	291,516
90,000	Textron, Inc., 3.65%, 3/15/27, Callable 12/15/26 @ 100	94,169
882,000	Textron, Inc., 3.90%, 9/17/29, Callable 6/17/29 @ 100	941,592
25,000	United Technolgies Group, 5.70%, 4/15/40	33,488
620,000	United Technologies Corp., 1.13%, 12/15/21, Callable 9/15/21 @ 100	708,322
685,000	United Technologies Corp., 1.25%, 5/22/23, Callable 2/22/23 @ 100	794,790
168,000	United Technologies Corp., 6.13%, 7/15/38	232,644

Principal Amount		Fair Value
Corporate Bonds, continued
Aerospace & Defense, continued
$31,000	United Technologies Corp., 4.45%, 11/16/38, Callable 5/16/38 @ 100	$36,444
624,000	United Technologies Corp., 4.50%, 6/1/42	748,434
4,000	United Technologies Corp., 4.15%, 5/15/45, Callable 11/16/44 @ 100	4,590
110,000	United Technologies Corp., 4.05%, 5/4/47, Callable 11/4/46 @ 100	125,075

		25,832,021

Air Freight & Logistics (0.1%):
296,000	FedEx Corp., 3.88%, 8/1/42	284,977
463,000	FedEx Corp., 5.10%, 1/15/44	507,501
85,000	FedEx Corp., 4.75%, 11/15/45, Callable 5/15/45 @ 100	89,621
13,000	FedEx Corp., 4.55%, 4/1/46, Callable 10/1/45 @ 100	13,308
5,000	FedEx Corp., 4.40%, 1/15/47, Callable 7/15/46 @ 100	5,034
6,000	United Parcel Service, Inc., 2.35%, 5/16/22, Callable 4/16/22 @ 100	6,068
87,000	United Parcel Service, Inc., 2.50%, 4/1/23, Callable 3/1/23 @ 100	88,409
695,000	United Parcel Service, Inc., 0.38%, 11/15/23, Callable 8/15/23 @ 100	788,371
57,000	United Parcel Service, Inc., 3.40%, 3/15/29, Callable 12/15/28 @ 100	61,073
528,000	United Parcel Service, Inc., 2.50%, 9/1/29, Callable 6/1/29 @ 100	527,112
40,000	United Parcel Service, Inc., 3.40%, 9/1/49, Callable 3/1/49 @ 100	40,605

		2,412,079

Airlines (0.5%):
8,923	American Airlines Pass Through Trust, Class B, Series 2014-1, 4.38%, 10/1/22	9,161
1,053,766	American Airlines Pass Through Trust, Class B, Series 2015-2, 4.40%, 3/22/25	1,089,840
317,002	American Airlines Pass Through Trust, Class B, Series 2016-1, 5.25%, 7/15/25	335,132
96,801	American Airlines Pass Through Trust, Class B, Series 2017-1, 4.95%, 8/15/26	101,844
10,702	American Airlines Pass Through Trust, Class B, Series 2016-3, 3.75%, 4/15/27	10,829
212,085	American Airlines Pass Through Trust, Class B, Series 2017-2, 3.70%, 4/15/27	212,502
553,098	American Airlines Pass Through Trust, Class AA, Series 2015-2, 3.60%, 3/22/29	580,691
795,000	American Airlines Pass Through Trust, Class B, Series 2019-1, 3.85%, 8/15/29	807,911
231,570	American Airlines Pass Through Trust, Class AA, Series 2016-2, 3.20%, 12/15/29	238,767
464,702	American Airlines Pass Through Trust, Class AA, Series 2016-3, 3.00%, 4/15/30	473,031
190,146	American Airlines Pass Through Trust, Class AA, Series 2017-1, 3.65%, 8/15/30	199,328
332,612	American Airlines Pass Through Trust, Class AA, Series 2017-2, 3.35%, 4/15/31	339,111

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Airlines, continued
$735,000	American Airlines Pass Through Trust, Series 2019-1, 3.15%, 8/15/33	$746,550
1,934,000	British Airways Pass Through Trust, Class A, Series 2019-1, 3.35%, 12/15/30(a)	1,975,099
1,074,865	British Airways Pass Through Trust, Class AA, Series 2019-1, 3.30%, 6/15/34(a)	1,116,517
71,000	Delta Airlines Pass Through Trust, 3.63%, 3/15/22, Callable 2/15/22 @ 100	72,739
505,000	Delta Airlines Pass Through Trust, Class AA, Series 2019-1, 3.20%, 10/25/25	524,812
396,000	Southwest Airlines Co., 2.75%, 11/16/22, Callable 10/16/22 @ 100	401,714
11,795	United Airlines Pass Through Trust, Class B, Series 2014-1, 4.75%, 10/11/23	12,135
63,289	United Airlines Pass Through Trust, Class B, Series 2014-2, 4.63%, 3/3/24	65,282
8,287	United Airlines Pass Through Trust, Class B, Series 2016-2, 3.65%, 4/7/27	8,403
61,007	United Airlines Pass Through Trust, Class B, Series 2016-1, 3.65%, 7/7/27	61,475
339,968	United Airlines Pass Through Trust, Class B, Series 2018-1, 4.60%, 9/1/27	350,786
12,461	United Airlines Pass Through Trust, Class AA, Series 2015-1, 3.45%, 6/1/29	12,857
462,000	United Airlines Pass Through Trust, Class B, Series 2019-2, 3.50%, 11/1/29	465,292
51,879	United Airlines Pass Through Trust, Class AA, Series 2016-2, 3.10%, 1/7/30	53,016
201,212	United Airlines Pass Through Trust, Class AA, Series 2019-2, 2.88%, 4/7/30	203,903
239,452	United Airlines Pass Through Trust, Class AA, Series 2018-1, 3.50%, 9/1/31	247,348
381,290	United Airlines Pass Through Trust, Class AA, Series 2016-1, 4.15%, 2/25/33	411,824
505,000	United Airlines Pass Through Trust, Class AA, Series 2019-2, 2.70%, 11/1/33	504,999
20,226	US Airways Pass Through Trust, Class B, Series 2012-2, 6.75%, 12/3/22	21,187
64,629	US Airways Pass Through Trust, Class B, Series 2013-1, 5.38%, 5/15/23	67,309

		11,721,394

Auto Components (0.0%†):
55,000	Aptiv plc, 5.40%, 3/15/49, Callable 9/15/48 @ 100	62,098
45,000	Lear Corp., 5.25%, 5/15/49, Callable 11/15/48 @ 100	46,843

		108,941

Automobiles (0.3%):
2,575,000	Daimler Finance North America LLC, 2.70%, 8/3/20(a)	2,584,970
335,000	Daimler Finance North America LLC, 3.75%, 11/5/21(a)	344,284
29,000	General Motors Co., 4.00%, 4/1/25	30,203
1,400,000	Nissan Motor Acceptance Corp., 3.15%, 3/15/21(a)	1,412,789
1,390,000	Volkswagen Group of America Finance LLC, 2.40%, 5/22/20(a)	1,391,575

Principal Amount		Fair Value
Corporate Bonds, continued
Automobiles, continued
$520,000	Volkswagen Group of America Finance LLC, 2.50%, 9/24/21(a)	$523,698
650,000	Volkswagen Group of America Finance LLC, 2.70%, 9/26/22(a)	657,415

		6,944,934

Banks (3.6%):
7,430,000	Bank of America Corp., Series G, 2.37%(US0003M+66bps), 7/21/21, Callable 7/21/20 @ 100	7,445,729
140,000	Bank of America Corp., 3.50%(US0003M+63bps), 5/17/22, Callable 5/17/21 @ 100, MTN	142,617
357,000	Bank of America Corp., 4.10%, 7/24/23	380,334
2,000	Bank of America Corp., 3.00%(US0003M+79bps), 12/20/23, Callable 12/20/22 @ 100	2,045
64,000	Bank of America Corp., 4.13%, 1/22/24, MTN	68,875
4,108,000	Bank of America Corp., 3.55%(US0003M+78bps), 3/5/24, Callable 3/5/23 @ 100	4,251,357
10,000	Bank of America Corp., 4.00%, 4/1/24	10,708
1,371,000	Bank of America Corp., 3.86%(US0003M+94bps), 7/23/24, Callable 7/23/23 @ 100	1,443,163
452,000	Bank of America Corp., 4.20%, 8/26/24, MTN	485,117
304,000	Bank of America Corp., 4.00%, 1/22/25, MTN	323,307
3,934,000	Bank of America Corp., 3.46%(US0003M+97bps), 3/15/25, Callable 3/15/24 @ 100, MTN	4,096,903
382,000	Bank of America Corp., Series L, 3.95%, 4/21/25	406,864
28,000	Bank of America Corp., 3.88%, 8/1/25, MTN	30,030
71,000	Bank of America Corp., 3.09%(US0003M+109bps), 10/1/25, Callable 10/1/24 @ 100	73,175
270,000	Bank of America Corp., 2.46%(US0003M+87bps), 10/22/25, Callable 10/22/24 @ 100, MTN	271,039
1,156,000	Bank of America Corp., Series G, 4.45%, 3/3/26	1,267,124
2,523,000	Bank of America Corp., 3.56%(US0003M+106bps), 4/23/27, Callable 4/23/26 @ 100, MTN	2,661,593
3,034,000	Bank of America Corp., 3.82%(US0003M+158bps), 1/20/28, Callable 1/20/27 @ 100, MTN	3,254,793
3,177,000	Bank of America Corp., 3.71%(US0003M+151bps), 4/24/28, Callable 4/24/27 @ 100	3,392,922
918,000	Bank of America Corp., 3.42%(US0003M+104bps), 12/20/28, Callable 12/20/27 @ 100	962,172
842,000	Bank of America Corp., 3.97%(US0003M+107bps), 3/5/29, Callable 3/5/28 @ 100, MTN	916,180
203,000	Bank of America Corp., 4.27%(US0003M+131bps), 7/23/29, Callable 7/23/28 @ 100	224,979
817,000	Bank of America Corp., 3.97%(US0003M+121bps), 2/7/30, Callable 2/7/29 @ 100, MTN	889,906
20,000	Bank of America Corp., 4.24%(US0003M+181bps), 4/24/38, Callable 4/24/37 @ 100, MTN	22,975
7,000	Bank of America Corp., 4.75%, 4/21/45	8,525
685,000	Bank of America Corp., 5.88%(US0003M+293bps), 12/31/99, Callable 3/15/28 @ 100	761,206
1,100,000	Citibank NA, Series B, 2.10%, 6/12/20, Callable 5/12/20 @ 100	1,101,357
1,030,000	Citigroup, Inc., 2.65%, 10/26/20	1,035,164
4,000	Citigroup, Inc., 2.75%, 4/25/22, Callable 3/25/22 @ 100	4,065

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$265,000	Citigroup, Inc., 2.88%(US0003M+95bps), 7/24/23, Callable 7/24/22 @ 100	$269,619
3,000	Citigroup, Inc., 4.04%(US0003M+102bps), 6/1/24, Callable 6/1/23 @ 100	3,177
859,000	Citigroup, Inc., 4.40%, 6/10/25	933,523
10,000	Citigroup, Inc., 5.50%, 9/13/25	11,423
40,000	Citigroup, Inc., 4.45%, 9/29/27	44,017
306,000	Citigroup, Inc., 3.89%(US0003M+156bps), 1/10/28, Callable 1/10/27 @ 100	328,183
675,000	Citigroup, Inc., 3.67%(US0003M+139bps), 7/24/28, Callable 7/24/27 @ 100	717,330
531,000	Citigroup, Inc., 3.52%(US0003M), 10/27/28, Callable 10/27/27 @ 100	557,991
965,000	Citizens Bank NA, 2.20%, 5/26/20, Callable 4/26/20 @ 100	964,982
250,000	Citizens Bank NA, 2.55%, 5/13/21, Callable 4/13/21 @ 100	251,580
38,000	Citizens Financial Group, Inc., 2.38%, 7/28/21, Callable 6/28/21 @ 100	38,084
435,000	HSBC USA, Inc., 5.00%, 9/27/20	443,658
470,000	Huntington National Bank (The), 2.40%, 4/1/20, Callable 3/1/20 @ 100	470,032
23,000	JPMorgan Chase & Co., 4.63%, 5/10/21	23,818
3,000	JPMorgan Chase & Co., 2.40%, 6/7/21, Callable 5/7/21 @ 100	3,019
861,000	JPMorgan Chase & Co., 2.30%, 8/15/21, Callable 8/15/20 @ 100	862,558
360,000	JPMorgan Chase & Co., 3.51%(US0003M+61bps), 6/18/22, Callable 6/18/21 @ 100	367,724
100,000	JPMorgan Chase & Co., 3.21%(US0003M+70bps), 4/1/23, Callable 4/1/22 @ 100	102,173
2,769,000	JPMorgan Chase & Co., 2.78%(US0003M+94bps), 4/25/23, Callable 4/25/22 @ 100	2,803,097
3,374,000	JPMorgan Chase & Co., 3.56%(US0003M+73bps), 4/23/24, Callable 4/23/23 @ 100	3,518,127
101,000	JPMorgan Chase & Co., 4.02%(US0003M+100bps), 12/5/24, Callable 12/5/23 @ 100	107,657
1,366,000	JPMorgan Chase & Co., 3.22%(US0003M+116bps), 3/1/25, Callable 3/1/24 @ 100	1,411,772
5,000	JPMorgan Chase & Co., 2.30%(SOFR+116bps), 10/15/25, Callable 10/15/24 @ 100	4,994
144,000	JPMorgan Chase & Co., 3.20%, 6/15/26, Callable 3/15/26 @ 100	150,003
427,000	JPMorgan Chase & Co., 3.96%(US0003M+125bps), 1/29/27, Callable 1/29/26 @ 100	462,398
4,673,000	JPMorgan Chase & Co., 3.78%(US0003M+134bps), 2/1/28, Callable 2/1/27 @ 100	5,022,452
3,214,000	JPMorgan Chase & Co., 3.54%(US0003M+138bps), 5/1/28, Callable 5/1/27 @ 100	3,406,814
1,480,000	JPMorgan Chase & Co., 3.51%(US0003M+95bps), 1/23/29, Callable 1/23/28 @ 100	1,569,756
70,000	JPMorgan Chase & Co., 4.00%(US0003M+112bps), 4/23/29, Callable 4/23/28 @ 100	76,678
404,000	JPMorgan Chase & Co., 4.20%(US0003M+126bps), 7/23/29, Callable 7/23/28 @ 100	450,140

Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$1,872,000	JPMorgan Chase & Co., 3.70%(US0003M+116bps), 5/6/30, Callable 5/6/29 @ 100	$2,011,852
1,014,000	JPMorgan Chase & Co., 2.74%(SOFR+151bps), 10/15/30, Callable 10/15/29 @ 100	1,012,733
250,000	KeyBank NA, Series B, 3.35%, 6/15/21	255,182
500,000	KeyBank NA, Series B, 2.40%, 6/9/22	505,552
200,000	KeyCorp, 2.90%, 9/15/20	201,195
6,000	SunTrust Bank, 3.53%(US0003M+50bps), 10/26/21, Callable 10/26/20 @ 100	6,067
356,000	Synovus Financial Corp., 3.13%, 11/1/22, Callable 10/1/22 @ 100	360,587
370,000	Truist Bank, 2.80%, 5/17/22, Callable 4/17/22 @ 100	376,618
300,000	Truist Bank, 3.50%(US0003M+59bps), 8/2/22, Callable 8/2/21 @ 100	306,367
10,000	Truist Bank, 3.20%, 4/1/24, Callable 3/1/24 @ 100	10,386
10,000	Truist Bank, 3.69%(US0003M+74bps), 8/2/24, Callable 8/2/23 @ 100	10,475
204,000	US Bancorp, 2.35%, 1/29/21, Callable 12/29/20 @ 100, MTN	204,877
75,000	US BanCorp, 3.10%, 4/27/26, Callable 3/27/26 @ 100	78,118
180,000	Wells Fargo & Co., 2.50%, 3/4/21	181,241
900,000	Wells Fargo & Co., 1.13%, 10/29/21, MTN	1,032,126
6,000	Wells Fargo & Co., 3.50%, 3/8/22	6,185
566,000	Wells Fargo & Co., 2.63%, 7/22/22, MTN	573,779
2,225,000	Wells Fargo & Co., 3.75%, 1/24/24, Callable 12/24/23 @ 100, MTN	2,344,683
391,000	Wells Fargo & Co., 3.00%, 2/19/25	403,437
222,000	Wells Fargo & Co., 3.55%, 9/29/25, MTN	234,671
8,000	Wells Fargo & Co., 2.41%(US0003M+83bps), 10/30/25, Callable 10/30/24 @ 100, MTN	7,980
2,619,000	Wells Fargo & Co., 3.00%, 4/22/26	2,695,514
64,000	Wells Fargo & Co., 4.10%, 6/3/26	68,840
704,000	Wells Fargo & Co., 3.00%, 10/23/26	720,079
57,000	Wells Fargo & Co., Series G, 4.30%, 7/22/27, MTN	62,252
2,315,000	Wells Fargo & Co., 3.58%(US0003M+131bps), 5/22/28, Callable 5/22/27 @ 100, MTN	2,456,389
173,000	Wells Fargo & Co., 2.88%(US0003M+117bps), 10/30/30, Callable 10/30/29 @ 100, MTN	174,168
14,000	Wells Fargo & Co., 5.61%, 1/15/44	18,543
280,000	Wells Fargo Bank NA, 3.63%, 10/22/21, Callable 9/21/21 @ 100	288,084
320,000	Wells Fargo Bank NA, 2.08%(US0003M+65bps), 9/9/22, Callable 9/9/21 @ 100	320,133
330,000	Zions Bancorp NA, 3.50%, 8/27/21	336,255

		78,575,371

Beverages (0.5%):
5,126,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	5,918,167
884,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46, Callable 8/1/45 @ 100	1,048,617

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Beverages, continued
$243,000	Anheuser-Busch InBev Worldwide, Inc., 5.45%, 1/23/39, Callable 7/23/38 @ 100	$305,918
31,000	Coca-Cola Co. (The), 2.20%, 5/25/22	31,305
1,710,000	Coca-Cola Co. (The), 1.13%, 9/22/22	1,982,118
1,235,000	Coca-Cola Co. (The), 0.75%, 3/9/23, Callable 12/9/22 @ 100	1,416,473
420,000	Coca-Cola Co. (The), 2.13%, 9/6/29	408,631
20,000	Keurig Dr Pepper, Inc., 3.55%, 5/25/21	20,410
780,000	Molson Coors Brewing Co., 2.10%, 7/15/21, Callable 6/15/21 @ 100	779,848
10,000	PepsiCo, Inc., 2.63%, 7/29/29, Callable 4/29/29 @ 100	10,188

		11,921,675

Biotechnology (0.3%):
36,000	Abbvie, Inc., 3.20%, 11/6/22, Callable 9/6/22 @ 100	37,025
112,000	AbbVie, Inc., 2.30%, 5/14/21, Callable 4/14/21 @ 100	112,330
167,000	AbbVie, Inc., 3.38%, 11/14/21	171,159
17,000	AbbVie, Inc., 3.75%, 11/14/23, Callable 10/14/23 @ 100	17,892
300,000	AbbVie, Inc., 1.38%, 5/17/24, Callable 2/17/24 @ 100	354,130
440,000	AbbVie, Inc., 3.60%, 5/14/25, Callable 2/14/25 @ 100	464,615
110,000	AbbVie, Inc., 3.20%, 5/14/26, Callable 2/14/26 @ 100	113,845
780,000	AbbVie, Inc., 2.95%, 11/21/26, Callable 9/21/26 @ 100(a)	791,439
2,228,000	AbbVie, Inc., 4.50%, 5/14/35, Callable 11/14/34 @ 100	2,507,169
8,000	AbbVie, Inc., 4.45%, 5/14/46, Callable 11/14/45 @ 100	8,627
187,000	Amgen, Inc., 3.88%, 11/15/21, Callable 8/15/21 @ 100	192,916
49,000	Amgen, Inc., 2.25%, 8/19/23, Callable 6/19/23 @ 100	49,441
205,000	Amgen, Inc., 4.95%, 10/1/41	243,804
196,000	Amgen, Inc., 5.15%, 11/15/41, Callable 5/15/41 @ 100	237,403
94,000	Amgen, Inc., 5.65%, 6/15/42, Callable 12/15/41 @ 100	116,564
666,000	Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	747,812
2,000	Amgen, Inc., 4.56%, 6/15/48, Callable 12/15/47 @ 100	2,312
204,000	Gilead Sciences, Inc., 3.70%, 4/1/24, Callable 1/1/24 @ 100	216,666
225,000	Gilead Sciences, Inc., 3.65%, 3/1/26, Callable 12/1/25 @ 100	242,015
40,000	Gilead Sciences, Inc., 4.60%, 9/1/35, Callable 3/1/35 @ 100	47,879
951,000	Gilead Sciences, Inc., 4.80%, 4/1/44, Callable 10/1/43 @ 100	1,139,157

		7,814,200

Principal Amount		Fair Value
Corporate Bonds, continued
Building Products (0.0%†):
$36,000	Owens Corning, 4.30%, 7/15/47, Callable 1/15/47 @ 100	$34,211

Capital Markets (1.2%):
1,710,000	Ares Capital Corp., 4.25%, 3/1/25, Callable 1/1/25 @ 100	1,785,498
118,000	Bank of New York Mellon Corp. (The), 3.44%(US0003M+107bps), 2/7/28, Callable 2/7/27 @ 100, MTN	124,707
805,000	Bank of New York Mellon Corp. (The), 4.62%(US0003M+313bps), 12/29/49, Callable 9/20/26 @ 100	845,451
93,000	Charles Schwab Corp. (The), 3.20%, 1/25/28, Callable 10/25/27 @ 100	97,267
1,435,000	Charles Schwab Corp. (The), Series E, 4.62%(US0003M+332bps), 12/29/49, Callable 3/1/22 @ 100	1,476,256
60,000	E*TRADE Financial Corp., 3.80%, 8/24/27, Callable 5/24/27 @ 100	62,655
109,000	Goldman Sachs Group, Inc., 5.25%, 7/27/21	114,273
170,000	Goldman Sachs Group, Inc., 5.75%, 1/24/22	181,972
1,700,000	Goldman Sachs Group, Inc., 3.00%, 4/26/22, Callable 4/26/21 @ 100	1,721,966
355,000	Goldman Sachs Group, Inc., 2.71%(US0003M+78bps), 10/31/22, Callable 10/31/21 @ 100	357,229
19,000	Goldman Sachs Group, Inc., 3.63%, 1/22/23	19,734
13,000	Goldman Sachs Group, Inc., 2.91%(US0003M+105bps), 6/5/23, Callable 6/5/22 @ 100	13,209
82,000	Goldman Sachs Group, Inc., 2.90%(US0003M+99bps), 7/24/23, Callable 7/24/22 @ 100	83,269
170,000	Goldman Sachs Group, Inc., 3.63%, 2/20/24, Callable 1/20/24 @ 100	178,512
319,000	Goldman Sachs Group, Inc., 4.00%, 3/3/24	338,890
2,027,000	Goldman Sachs Group, Inc., 3.50%, 1/23/25, Callable 10/23/24 @ 100	2,128,713
69,000	Goldman Sachs Group, Inc., 3.75%, 5/22/25, Callable 2/22/25 @ 100	73,063
130,000	Goldman Sachs Group, Inc., 3.27%(US0003M+120bps), 9/29/25, Callable 9/29/24 @ 100	134,162
942,000	Goldman Sachs Group, Inc., 3.75%, 2/25/26, Callable 11/25/25 @ 100	998,468
425,000	Goldman Sachs Group, Inc., 3.08%(US0003M+117bps), 5/15/26, Callable 5/15/25 @ 100	430,991
2,585,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100	2,698,074
169,000	Goldman Sachs Group, Inc., 3.85%, 1/26/27, Callable 1/26/26 @ 100	179,784
694,000	Goldman Sachs Group, Inc., 3.69%(US0003M+151bps), 6/5/28, Callable 6/5/27 @ 100	736,678
35,000	Intercontinental Exchange, Inc., 3.75%, 9/21/28, Callable 6/21/28 @ 100	38,218

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$670,000	Intercontinental Exchange, Inc., 4.25%, 9/21/48, Callable 3/21/48 @ 100	$793,011
305,000	Moody’s Corp., 4.25%, 2/1/29, Callable 11/1/28 @ 100	344,752
155,000	Morgan Stanley, 2.63%, 11/17/21	156,758
431,000	Morgan Stanley, 3.75%, 2/25/23	450,348
12,000	Morgan Stanley, 3.74%(US0003M+85bps), 4/24/24, Callable 4/24/23 @ 100	12,496
1,142,000	Morgan Stanley, Series G, 3.70%, 10/23/24, MTN	1,210,256
37,000	Morgan Stanley, 2.72%(SOFR+115bps), 7/22/25, Callable 7/22/24 @ 100, MTN	37,368
140,000	Morgan Stanley, Series G, 3.88%, 1/27/26	150,255
40,000	Morgan Stanley, 3.13%, 7/27/26, MTN	41,201
3,903,000	Morgan Stanley, 3.63%, 1/20/27	4,147,247
1,760,000	Morgan Stanley, 3.77%(US0003M+114bps), 1/24/29, Callable 1/24/28 @ 100	1,891,995
666,000	State Street Corp., Series F, 5.25%(US0003M+360bps), 12/31/49, Callable 9/15/20 @ 100	682,650
1,510,000	State Street Corp., Series H, 5.62%(US0003M+254bps), 12/31/99, Callable 12/15/23 @ 100	1,600,600

		26,337,976

Chemicals (0.4%):
70,000	Dow Chemical Co. (The), 3.00%, 11/15/22, Callable 8/15/22 @ 100	71,663
15,000	Dow Chemical Co. (The), 3.15%, 5/15/24, Callable 4/15/24 @ 100	15,483
226,000	Dow Chemical Co. (The), 4.55%, 11/30/25, Callable 9/30/25 @ 100	248,889
1,594,000	Dow Chemical Co. (The), 3.63%, 5/15/26, Callable 3/15/26 @ 100	1,676,412
53,000	Dow Chemical Co. (The), 5.25%, 11/15/41, Callable 5/15/41 @ 100	61,496
753,000	Dow Chemical Co. (The), 4.38%, 11/15/42, Callable 5/15/42 @ 100	804,410
1,770,000	DowDuPont, Inc., 4.49%, 11/15/25, Callable 9/15/25 @ 100	1,946,645
670,000	DowDuPont, Inc., 5.42%, 11/15/48, Callable 5/15/48 @ 100	826,468
20,000	DuPont de Nemours, Inc., 5.32%, 11/15/38, Callable 5/15/38 @ 100	23,793
265,000	Eastman Chemical Co., 3.50%, 12/1/21	271,891
330,000	Eastman Chemical Co., 3.80%, 3/15/25, Callable 12/15/24 @ 100	348,144
80,000	Ecolab, Inc., 4.35%, 12/8/21	83,706
562,000	Ecolab, Inc., 4.35%, 12/8/21	588,032
460,000	Ecolab, Inc., 2.38%, 8/10/22, Callable 7/10/22 @ 100	464,350
2,000	Ecolab, Inc., 2.70%, 11/1/26, Callable 8/1/26 @ 100	2,055
42,000	LYB International Finance BV, 4.88%, 3/15/44, Callable 9/15/43 @ 100	47,331
190,000	LYB International Finance III LLC, 4.20%, 10/15/49, Callable 4/15/49 @ 100	197,680

Principal Amount		Fair Value
Corporate Bonds, continued
Chemicals, continued
$220,000	RPM International, Inc., 3.75%, 3/15/27, Callable 12/15/26 @ 100	$226,344
145,000	Sherwin-Williams Co. (The), 4.00%, 12/15/42, Callable 6/15/42 @ 100	149,082
153,000	Sherwin-Williams Co. (The), 4.50%, 6/1/47, Callable 12/1/46 @ 100	174,026
10,000	Sherwin-Williams Co. (The), 3.80%, 8/15/49, Callable 2/15/49 @ 100	10,194

		8,238,094

Commercial Services & Supplies (0.2%):
32,000	Republic Services, Inc., 3.55%, 6/1/22, Callable 3/1/22 @ 100	33,071
90,000	Republic Services, Inc., 4.75%, 5/15/23, Callable 2/15/23 @ 100	96,953
31,000	Republic Services, Inc., 2.50%, 8/15/24, Callable 7/15/24 @ 100	31,422
205,000	Republic Services, Inc., 2.90%, 7/1/26, Callable 4/1/26 @ 100	208,996
859,000	Republic Services, Inc., 3.38%, 11/15/27, Callable 8/15/27 @ 100	906,865
820,000	Republic Services, Inc., 3.95%, 5/15/28, Callable 2/15/28 @ 100	901,810
17,000	Waste Management, Inc., 2.95%, 6/15/24, Callable 5/15/24 @ 100	17,542
295,000	Waste Management, Inc., 3.13%, 3/1/25, Callable 12/1/24 @ 100	308,393
114,000	Waste Management, Inc., 3.20%, 6/15/26, Callable 4/15/26 @ 100	119,502
198,000	Waste Management, Inc., 3.45%, 6/15/29, Callable 3/15/29 @ 100	211,627
571,000	Waste Management, Inc., 4.00%, 7/15/39, Callable 1/15/39 @ 100	638,641
865,000	Waste Management, Inc., 4.15%, 7/15/49, Callable 1/15/49 @ 100	987,169

		4,461,991

Communications Equipment (0.1%):
93,000	Juniper Networks, Inc., 4.50%, 3/15/24	100,587
48,000	Juniper Networks, Inc., 4.35%, 6/15/25, Callable 3/15/25 @ 100	51,102
190,000	Motorola Solutions, Inc., 4.00%, 9/1/24	201,063
447,000	Motorola Solutions, Inc., 4.60%, 2/23/28, Callable 11/23/27 @ 100	484,892
1,458,000	Motorola Solutions, Inc., 4.60%, 5/23/29, Callable 2/23/29 @ 100	1,602,001
122,000	Motorola Solutions, Inc., 5.50%, 9/1/44	134,098

		2,573,743

Consumer Finance (1.0%):
160,000	American Express Co., 2.20%, 10/30/20, Callable 9/29/20 @ 100	160,228
55,000	American Express Co., 3.00%, 2/22/21, Callable 1/22/21 @ 100	55,561
69,000	American Express Co., 3.38%, 5/17/21, Callable 4/17/21 @ 100	70,260
38,000	American Express Co., 3.70%, 11/5/21, Callable 10/5/21 @ 100	39,140

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance, continued
$635,000	American Express Co., 2.75%, 5/20/22, Callable 4/20/22 @ 100	$645,659
170,000	American Express Co., 2.50%, 8/1/22, Callable 7/1/22 @ 100	171,944
35,000	American Express Co., 3.40%, 2/27/23, Callable 1/27/23 @ 100	36,277
400,000	American Express Co., 3.70%, 8/3/23, Callable 7/3/23 @ 100	421,171
345,000	American Express Co., 3.40%, 2/22/24, Callable 1/22/24 @ 100	360,555
2,101,000	American Express Co., 2.50%, 7/30/24, Callable 6/30/24 @ 100	2,123,827
101,000	American Express Co., 3.00%, 10/30/24, Callable 9/29/24 @ 100	104,285
7,000	American Express Co., 3.13%, 5/20/26, Callable 4/20/26 @ 100	7,267
387,000	American Express Credit Corp., 2.25%, 5/5/21, Callable 4/4/21 @ 100	388,777
740,000	American Honda Finance Corp., 1.38%, 11/10/22	861,269
3,000	American Honda Finance Corp., 2.60%, 11/16/22, MTN	3,059
110,000	American Honda Finance Corp., 0.55%, 3/17/23	125,269
455,000	American Honda Finance Corp., 2.90%, 2/16/24, MTN	468,378
75,000	American Honda Finance Corp., 2.40%, 6/27/24, MTN	75,911
9,000	American Honda Finance Corp., 2.30%, 9/9/26	8,978
500,000	Discover Bank, 3.20%, 8/9/21, Callable 7/9/21 @ 100	508,016
205,000	Discover Financial Services, 3.75%, 3/4/25, Callable 12/4/24 @ 100	216,464
270,000	Ford Motor Credit Co. LLC, 3.16%, 8/4/20	271,011
323,000	Ford Motor Credit Co. LLC, Series G, 4.39%, 1/8/26	328,331
160,000	General Motors Financial Co, Inc., 3.15%, 6/30/22, Callable 5/30/22 @ 100	162,989
2,269,000	General Motors Financial Co., Inc., 3.20%, 7/13/20, Callable 6/13/20 @ 100	2,278,950
2,060,000	General Motors Financial Co., Inc., 2.45%, 11/6/20	2,064,005
468,000	General Motors Financial Co., Inc., 4.38%, 9/25/21	484,665
635,000	General Motors Financial Co., Inc., 3.45%, 4/10/22, Callable 2/10/22 @ 100	649,623
199,000	General Motors Financial Co., Inc., 4.00%, 1/15/25, Callable 10/15/24 @ 100	209,199
3,000	General Motors Financial Co., Inc., 4.35%, 4/9/25, Callable 2/9/25 @ 100	3,211
430,000	General Motors Financial Co., Inc., 5.25%, 3/1/26, Callable 12/1/25 @ 100	477,038
1,176,000	General Motors Financial Co., Inc., 4.35%, 1/17/27, Callable 10/17/26 @ 100	1,238,955
945,000	Hyundai Capital America, 2.55%, 4/3/20(a)	945,644
588,000	Hyundai Capital America, 3.00%, 10/30/20(a)	591,055
1,420,000	Hyundai Capital America, 3.95%, 2/1/22(a)	1,462,353
2,250,000	Synchrony Financial, 2.70%, 2/3/20	2,250,167
10,000	Synchrony Financial, 4.38%, 3/19/24, Callable 2/19/24 @ 100	10,634
7,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	7,472

Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance, continued
$940,000	Toyota Motor Credit Corp., 7/21/21	$1,057,144
663,000	Toyota Motor Credit Corp., 2.63%, 1/10/23, MTN	676,111
30,000	Toyota Motor Credit Corp., 2.00%, 10/7/24, MTN	29,900
521,000	Toyota Motor Credit Corp., 3.20%, 1/11/27	551,178

		22,601,930

Containers & Packaging (0.0%†):
10,000	International Paper Co., 6.00%, 11/15/41, Callable 5/15/41 @ 100	12,437
28,000	International Paper Co., 4.40%, 8/15/47, Callable 2/15/47 @ 100	29,742
516,000	International Paper Co., 4.35%, 8/15/48, Callable 2/15/48 @ 100	549,145

		591,324

Diversified Consumer Services (0.1%):
145,000	California Institute of Technology, 4.32%, 8/1/45	173,325
360,000	Massachusetts Institute of Technology, 4.68%, 7/1/14	465,673
114,000	Pres & Fellows of Harvar, 3.15%, 7/15/46, Callable 1/15/46 @ 100	115,890
575,000	Pres & Fellows of Harvar, 3.30%, 7/15/56, Callable 1/15/56 @ 100	592,730

		1,347,618

Diversified Financial Services (0.1%):
666,000	AXA Equitable Holdings, Inc., 3.90%, 4/20/23, Callable 3/20/23 @ 100	697,753
625,000	BP Capital Markets America, Inc., 3.41%, 2/11/26, Callable 12/11/25 @ 100	664,039
10,000	BP Capital Markets America, Inc., 3.12%, 5/4/26, Callable 2/4/26 @ 100	10,427

		1,372,219

Diversified Telecommunication Services (1.0%):
467,000	AT&T, Inc., 2.80%, 2/17/21, Callable 1/17/21 @ 100	470,750
2,000,000	AT&T, Inc., 2.28%, 11/27/22(a)(c)	1,874,098
1,719,000	AT&T, Inc., 3.80%, 2/15/27, Callable 11/15/26 @ 100	1,834,006
1,104,000	AT&T, Inc., 4.25%, 3/1/27, Callable 12/1/26 @ 100	1,211,012
4,000	AT&T, Inc., 4.10%, 2/15/28, Callable 11/15/27 @ 100	4,345
1,826,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	2,030,709
1,971,000	AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	2,194,017
50,000	AT&T, Inc., 5.25%, 3/1/37, Callable 9/1/36 @ 100	59,781
23,000	AT&T, Inc., 4.90%, 8/15/37, Callable 2/14/37 @ 100	26,415
143,000	AT&T, Inc., 6.00%, 8/15/40, Callable 5/15/40 @ 100	181,691
1,146,000	AT&T, Inc., 5.15%, 3/15/42	1,337,313
156,000	AT&T, Inc., 4.80%, 6/15/44, Callable 12/15/43 @ 100	177,538
3,000	AT&T, Inc., 4.75%, 5/15/46, Callable 11/15/45 @ 100	3,374

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$502,000	AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100	$598,629
3,000	AT&T, Inc., 5.45%, 3/1/47, Callable 9/1/46 @ 100	3,708
495,000	Verizon Communications, Inc., 0.50%, 6/2/22	562,156
2,594,000	Verizon Communications, Inc., 4.13%, 3/16/27	2,870,136
1,311,000	Verizon Communications, Inc., 4.50%, 8/10/33	1,523,294
46,000	Verizon Communications, Inc., 4.40%, 11/1/34, Callable 5/1/34 @ 100	53,265
3,868,000	Verizon Communications, Inc., 4.27%, 1/15/36	4,363,410

		21,379,647

Electric Utilities (2.0%):
430,000	AEP Texas, Inc., 2.40%, 10/1/22, Callable 9/1/22 @ 100	433,276
824,000	AEP Texas, Inc., Class H, Series H, 3.45%, 1/15/50, Callable 7/15/49 @ 100	825,005
640,000	AEP Transmission Co. LLC, 3.75%, 12/1/47, Callable 6/1/47 @ 100	687,210
281,000	AEP Transmission Co. LLC, 4.25%, 9/15/48, Callable 3/15/48 @ 100	322,861
20,000	AEP Transmission Co. LLC, 3.80%, 6/15/49, Callable 12/15/48 @ 100	21,452
585,000	AEP Transmission Co. LLC, 3.15%, 9/15/49, Callable 3/15/49 @ 100	567,885
21,000	Alabama Power Co., 6.00%, 3/1/39	29,161
168,000	Alabama Power Co., Series 2011-C, 5.20%, 6/1/41	206,248
284,000	Alabama Power Co., 3.85%, 12/1/42	302,481
450,000	Alabama Power Co., 4.15%, 8/15/44, Callable 2/15/44 @ 100	500,791
285,000	Alabama Power Co., 3.75%, 3/1/45, Callable 9/1/44 @ 100	299,426
151,000	Alabama Power Co., Series A, 4.30%, 7/15/48, Callable 1/15/48 @ 100	174,303
561,000	Alabama Power Co., 3.45%, 10/1/49, Callable 4/1/49 @ 100	575,309
430,000	Baltimore Gas & Electric Co., 2.80%, 8/15/22, Callable 5/15/22 @ 100	437,054
35,000	Baltimore Gas & Electric Co., 2.40%, 8/15/26, Callable 5/15/26 @ 100	35,127
505,000	Baltimore Gas & Electric Co., 3.50%, 8/15/46, Callable 2/15/46 @ 100	516,720
900,000	Baltimore Gas & Electric Co., 3.75%, 8/15/47, Callable 2/15/47 @ 100	961,615
90,000	Baltimore Gas & Electric Co., 4.25%, 9/15/48, Callable 3/15/48 @ 100	104,392
216,000	Baltimore Gas & Electric Co., 3.20%, 9/15/49, Callable 3/15/49 @ 100	211,794
85,000	Commonwealth Edison Co., 4.60%, 8/15/43, Callable 2/15/43 @ 100	101,137
816,000	Dayton Power & Light Co. (The), 3.95%, 6/15/49, Callable 12/15/48 @ 100(a)	840,691
250,000	DTE Electric Co., Series A, 4.05%, 5/15/48, Callable 11/15/47 @ 100	287,271
869,000	DTE Electric Co., 3.95%, 3/1/49, Callable 9/1/48 @ 100	994,700
118,000	Duke Energy Carolinas LLC, 3.75%, 6/1/45, Callable 12/1/44 @ 100	126,174

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$544,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48, Callable 9/15/47 @ 100	$602,357
725,000	Duke Energy Carolinas LLC, 3.20%, 8/15/49, Callable 2/15/49 @ 100	716,579
76,000	Duke Energy Florida LLC, 3.20%, 1/15/27, Callable 10/15/26 @ 100	79,107
29,000	Duke Energy Florida LLC, 3.80%, 7/15/28, Callable 4/15/28 @ 100	31,577
1,414,000	Duke Energy Florida LLC, 2.50%, 12/1/29, Callable 9/1/29 @ 100	1,410,580
465,000	Duke Energy Florida LLC, 6.40%, 6/15/38	662,431
754,000	Duke Energy Florida LLC, 3.40%, 10/1/46, Callable 4/1/46 @ 100	764,996
555,000	Duke Energy Ohio, Inc., 3.65%, 2/1/29, Callable 11/1/28 @ 100	602,607
645,000	Duke Energy Ohio, Inc., 3.70%, 6/15/46, Callable 12/15/45 @ 100	681,198
49,000	Duke Energy Progress LLC, 3.25%, 8/15/25, Callable 5/15/25 @ 100	51,453
215,000	Duke Energy Progress LLC, 3.45%, 3/15/29, Callable 12/15/28 @ 100	230,402
606,000	Duke Energy Progress LLC, 4.20%, 8/15/45, Callable 2/15/45 @ 100	686,443
170,000	Duke Energy Progress LLC, 3.70%, 10/15/46, Callable 4/15/46 @ 100	179,371
255,000	Duke Energy Progress, Inc., 3.00%, 9/15/21, Callable 6/15/21 @ 100	259,705
220,000	Duke Energy Progress, Inc., 5.70%, 4/1/35	273,028
25,000	Duke Energy Progress, Inc., 4.10%, 5/15/42, Callable 11/15/41 @ 100	27,820
635,000	Duke Energy Progress, Inc., 4.10%, 3/15/43, Callable 9/15/42 @ 100	708,397
10,000	Duke Energy Progress, Inc., 4.15%, 12/1/44, Callable 6/1/44 @ 100	11,222
127,000	Edison International, 2.40%, 9/15/22, Callable 8/15/22 @ 100	126,097
8,000	Edison International, 3.13%, 11/15/22, Callable 10/15/22 @ 100	8,106
161,000	Edison International, 3.55%, 11/15/24, Callable 10/15/24 @ 100	164,988
60,000	Entergy Arkansas LLC, 3.70%, 6/1/24, Callable 3/1/24 @ 100	63,611
7,000	Entergy Arkansas LLC, 3.50%, 4/1/26, Callable 1/1/26 @ 100	7,363
41,000	Entergy Gulf States Louisiana LLC, 5.59%, 10/1/24	47,000
220,000	Entergy Louisiana LLC, 5.40%, 11/1/24	251,345
6,000	Entergy Louisiana LLC, 2.40%, 10/1/26, Callable 7/1/26 @ 100	5,959
805,000	Entergy Louisiana LLC, 4.00%, 3/15/33, Callable 12/15/32 @ 100	904,508
437,000	Entergy Louisiana LLC, 4.20%, 4/1/50, Callable 10/1/49 @ 100	508,446
165,000	Entergy Texas, Inc., 4.00%, 3/30/29, Callable 12/30/28 @ 100	179,731
357,000	Eversource Energy, Series L, 2.90%, 10/1/24, Callable 8/1/24 @ 100	364,235

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$135,000	Exelon Corp., 2.85%, 6/15/20, Callable 5/15/20 @ 100	$135,336
15,000	Exelon Corp., 2.45%, 4/15/21, Callable 3/15/21 @ 100	15,081
272,000	Exelon Corp., 4.95%, 6/15/35, Callable 12/15/34 @ 100	313,805
138,000	Exelon Corp., 5.63%, 6/15/35	170,508
329,000	FirstEnergy Transmission LLC, 4.35%, 1/15/25, Callable 10/15/24 @ 100(a)	352,230
192,000	FirstEnergy Transmission LLC, 5.45%, 7/15/44, Callable 1/15/44 @ 100(a)	239,283
990,000	FirstEnergy Transmission LLC, 4.55%, 4/1/49, Callable 10/1/48 @ 100(a)	1,129,395
4,815,000	Florida Power & Light Co., 2.31%(US0003M+40bps), 5/6/22, Callable 1/21/20 @ 100	4,817,591
390,000	Florida Power & Light Co., 3.13%, 12/1/25, Callable 6/1/25 @ 100	408,818
129,000	Florida Power & Light Co., 4.13%, 2/1/42, Callable 8/1/41 @ 100	146,684
310,000	Florida Power & Light Co., 4.05%, 6/1/42, Callable 12/1/41 @ 100	349,611
120,000	Florida Power & Light Co., 3.80%, 12/15/42, Callable 6/15/42 @ 100	132,112
97,000	Florida Power & Light Co., 3.70%, 12/1/47, Callable 6/1/47 @ 100	107,017
590,000	Florida Power & Light Co., 3.95%, 3/1/48, Callable 9/1/47 @ 100	668,461
655,000	Florida Power & Light Co., 3.15%, 10/1/49, Callable 4/1/49 @ 100	654,074
568,000	Georgia Power Co., 2.00%, 3/30/20	568,094
130,000	ITC Holdings Corp., 2.70%, 11/15/22, Callable 10/15/22 @ 100	131,641
150,000	ITC Holdings Corp., 3.25%, 6/30/26, Callable 3/30/26 @ 100	154,629
633,000	MidAmerican Energy Co., 3.10%, 5/1/27, Callable 2/1/27 @ 100	657,823
1,535,000	MidAmerican Energy Co., 3.65%, 4/15/29, Callable 1/15/29 @ 100	1,674,688
399,000	MidAmerican Energy Co., 3.15%, 4/15/50, Callable 10/15/49 @ 100	394,591
295,000	Northern States Power Co., 3.60%, 9/15/47, Callable 3/15/47 @ 100	312,271
685,000	Northern States Power Co., 2.90%, 3/1/50, Callable 9/1/49 @ 100	654,747
330,000	NSTAR Electric Co., 3.20%, 5/15/27, Callable 2/15/27 @ 100	344,759
275,000	Ohio Power Co., Series G, 6.60%, 2/15/33	375,199
120,000	Ohio Power Co., 4.15%, 4/1/48, Callable 10/1/47 @ 100	137,030
530,000	Ohio Power Co., 4.00%, 6/1/49, Callable 12/1/48 @ 100	596,632
25,000	Oncor Electric Delivery Co. LLC, 7.00%, 9/1/22	28,194
1,729,000	Oncor Electric Delivery Co. LLC, 3.70%, 11/15/28, Callable 8/15/28 @ 100	1,887,106

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$220,000	Oncor Electric Delivery Co. LLC, 5.75%, 3/15/29, Callable 12/15/28 @ 100	$274,729
271,000	Oncor Electric Delivery Co. LLC, 3.80%, 9/30/47, Callable 3/30/47 @ 100	298,756
270,000	Oncor Electric Delivery Co. LLC, 3.10%, 9/15/49, Callable 3/15/49 @ 100	263,158
64,000	PacifiCorp., 3.60%, 4/1/24, Callable 1/1/24 @ 100	67,439
215,000	PECO Energy Co., 3.00%, 9/15/49, Callable 3/15/49 @ 100	205,071
535,000	Public Service Electric & Gas Co., 3.65%, 9/1/28, Callable 6/1/28 @ 100	583,629
29,000	Public Service Electric & Gas Co., 3.20%, 5/15/29, Callable 2/15/29 @ 100, MTN	30,627
177,000	Public Service Electric & Gas Co., 3.85%, 5/1/49, Callable 11/1/48 @ 100, MTN	197,227
560,000	Tampa Electric Co., 2.60%, 9/15/22, Callable 6/15/22 @ 100	566,507
420,000	Tampa Electric Co., 4.35%, 5/15/44, Callable 11/15/43 @ 100	476,170
295,000	Tampa Electric Co., 4.30%, 6/15/48, Callable 12/15/47 @ 100	342,327
3,000	Tampa Electric Co., 4.45%, 6/15/49, Callable 12/15/48 @ 100	3,561
510,000	Virginia Electric & Power Co., 3.45%, 9/1/22, Callable 6/1/22 @ 100	527,426
632,000	Virginia Electric & Power Co., Series C, 2.75%, 3/15/23, Callable 12/15/22 @ 100	642,408
194,000	Virginia Electric & Power Co., Series A, 3.15%, 1/15/26, Callable 10/15/25 @ 100	202,566
379,000	Virginia Electric & Power Co., Series A, 3.80%, 4/1/28, Callable 1/1/28 @ 100	409,857
575,000	Virginia Electric & Power Co., Series B, 6.00%, 1/15/36	752,137
355,000	Virginia Electric & Power Co., Series A, 6.00%, 5/15/37	471,008
25,000	Virginia Electric & Power Co., 6.35%, 11/30/37	34,636
1,200,000	Virginia Electric & Power Co., 4.00%, 1/15/43, Callable 7/15/42 @ 100	1,306,760
17,000	Virginia Electric & Power Co., 3.30%, 12/1/49, Callable 6/1/49 @ 100	17,168
50,000	Vistra Operations Co. LLC, 4.30%, 7/15/29, Callable 4/15/29 @ 100(a)	50,750

		45,454,072

Electrical Equipment (0.0%†):
62,000	Eaton Corp., 2.75%, 11/2/22	63,272

Electronic Equipment, Instruments & Components (0.0%†):
97,000	Amphenol Corp., 2.80%, 2/15/30, Callable 11/15/29 @ 100	95,582
38,000	Avnet, Inc., 4.63%, 4/15/26, Callable 1/15/26 @ 100	40,293
125,000	Corning, Inc., 3.70%, 11/15/23, Callable 8/15/23 @ 100	130,162
255,000	Corning, Inc., 4.38%, 11/15/57, Callable 5/15/57 @ 100	257,298

		523,335

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Entertainment (0.2%):
$2,170,000	Activision Blizzard, Inc., 3.40%, 9/15/26, Callable 6/15/26 @ 100	$2,275,577
171,000	Activision Blizzard, Inc., 3.40%, 6/15/27, Callable 3/15/27 @ 100	178,243
1,165,000	Electronic Arts, Inc., 4.80%, 3/1/26, Callable 12/1/25 @ 100	1,311,904
170,000	Viacom, Inc., 6.88%, 4/30/36	227,796
475,000	ViacomCBS, Inc., 4.38%, 3/15/43	503,624
96,000	ViacomCBS, Inc., 5.85%, 9/1/43, Callable 3/1/43 @ 100	120,468
10,000	Walt Disney Co. (The), 3.00%, 2/13/26	10,526
125,000	Walt Disney Co. (The), 2.00%, 9/1/29, Callable 6/1/29 @ 100	121,243
278,000	Walt Disney Co. (The), 6.20%, 12/15/34	388,106
151,000	Walt Disney Co. (The), 6.40%, 12/15/35	216,118
128,000	Walt Disney Co. (The), 6.65%, 11/15/37	190,398

		5,544,003

Equity Real Estate Investment Trusts (0.3%):
26,000	American Tower Corp., 3.13%, 1/15/27, Callable 10/15/26 @ 100	26,524
406,000	American Tower Corp., 3.95%, 3/15/29, Callable 12/15/28 @ 100	437,121
24,000	Boston Properties LP, 3.20%, 1/15/25, Callable 10/15/24 @ 100	24,874
61,000	Boston Properties LP, 3.65%, 2/1/26, Callable 11/3/25 @ 100	64,592
10,000	Boston Properties LP, 4.50%, 12/1/28, Callable 9/1/28 @ 100	11,265
200,000	Boston Properties LP, 2.90%, 3/15/30, Callable 12/15/29 @ 100	199,220
33,000	Crown Castle International Corp., 3.40%, 2/15/21, Callable 1/15/21 @ 100	33,488
120,000	Crown Castle International Corp., 2.25%, 9/1/21, Callable 8/1/21 @ 100	120,118
105,000	Crown Castle International Corp., 4.88%, 4/15/22	111,068
669,000	Crown Castle International Corp., 5.25%, 1/15/23	725,552
10,000	Crown Castle International Corp., 3.20%, 9/1/24, Callable 7/1/24 @ 100	10,300
545,000	Crown Castle International Corp., 4.45%, 2/15/26, Callable 11/15/25 @ 100	595,112
623,000	Crown Castle International Corp., 3.70%, 6/15/26, Callable 3/15/26 @ 100	658,923
20,000	Crown Castle International Corp., 3.65%, 9/1/27, Callable 6/1/27 @ 100	21,088
80,000	Crown Castle International Corp., 3.80%, 2/15/28, Callable 11/15/27 @ 100	85,066
110,000	Crown Castle International Corp., 4.30%, 2/15/29, Callable 11/15/28 @ 100	121,488
2,233,000	Crown Castle International Corp., 3.10%, 11/15/29, Callable 8/15/29 @ 100	2,248,018
20,000	Crown Castle International Corp., 4.75%, 5/15/47, Callable 11/15/46 @ 100	23,076
20,000	Crown Castle International Corp., 4.00%, 11/15/49, Callable 5/15/49 @ 100	20,757
38,000	GLP Capital LP/GLP Financing II, Inc., 5.38%, 4/15/26, Callable 1/15/26 @ 100	41,561

Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$500,000	Prologis Euro Finance LLC, 1.50%, 9/10/49, Callable 3/10/49 @ 100	$511,564
277,000	Realty Income Corp., 3.00%, 1/15/27, Callable 10/15/26 @ 100	285,511
120,000	Realty Income Corp., 3.25%, 6/15/29, Callable 3/15/29 @ 100	127,222

		6,503,508

Food & Staples Retailing (0.1%):
24,000	Walgreens Boots Alliance, Inc., 4.50%, 11/18/34, Callable 5/18/34 @ 100	24,729
44,000	Wal-Mart Stores, Inc., 4.30%, 4/22/44, Callable 10/22/43 @ 100	52,669
276,000	Walmart, Inc., 3.70%, 6/26/28, Callable 3/26/28 @ 100	304,079
1,177,000	Walmart, Inc., 3.25%, 7/8/29, Callable 4/8/29 @ 100	1,262,900

		1,644,377

Food Products (0.0%†):
117,000	Conagra Brands, Inc., 3.80%, 10/22/21	120,566
105,000	Tyson Foods, Inc., 3.90%, 9/28/23, Callable 8/28/23 @ 100	111,387
69,000	Tyson Foods, Inc., 4.00%, 3/1/26, Callable 1/1/26 @ 100	74,755
260,000	Tyson Foods, Inc., 5.15%, 8/15/44, Callable 2/15/44 @ 100	315,055
106,000	Tyson Foods, Inc., 4.55%, 6/2/47, Callable 12/2/46 @ 100	120,386

		742,149

Gas Utilities (0.0%†):
300,000	Atmos Energy Corp., 3.38%, 9/15/49, Callable 3/15/49 @ 100	303,479
90,000	ONE Gas, Inc., 4.50%, 11/1/48, Callable 5/1/48 @ 100	107,407
97,000	Piedmont Natural Gas Co, Inc., 3.50%, 6/1/29, Callable 3/1/29 @ 100	103,354

		514,240

Health Care Equipment & Supplies (0.2%):
719,000	Abbott Laboratories, 3.40%, 11/30/23, Callable 9/30/23 @ 100	755,477
713,000	Baxter International, Inc., 1.70%, 8/15/21, Callable 7/15/21 @ 100	711,776
24,000	Becton Dickinson & Co., 3.36%, 6/6/24, Callable 4/6/24 @ 100	24,957
525,000	Becton Dickinson and Co., 1.40%, 5/24/23, Callable 4/24/23 @ 100	608,792
500,000	DH Europe Finance II Sarl, 1.80%, 9/18/49, Callable 3/18/49 @ 100	541,516
400,000	Medtronic Global Holdings SCA, 1.75%, 7/2/49, Callable 1/2/49 @ 100	437,847
910,000	Stryker Corp., 0.25%, 12/3/24, Callable 11/3/24 @ 100	1,019,120

		4,099,485

Health Care Providers & Services (0.8%):
6,000	Aetna, Inc., 6.75%, 12/15/37	8,066
80,000	Aetna, Inc., 4.50%, 5/15/42, Callable 11/15/41 @ 100	85,516

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$153,000	Aetna, Inc., 4.13%, 11/15/42, Callable 5/15/42 @ 100	$156,818
46,000	Anthem, Inc., 3.50%, 8/15/24, Callable 5/15/24 @ 100	48,195
22,000	Anthem, Inc., 3.65%, 12/1/27, Callable 9/1/27 @ 100	23,218
380,000	Cigna Corp., 3.25%, 4/15/25, Callable 1/15/25 @ 100(a)	391,074
350,000	CVS Caremark Corp., 3.38%, 8/12/24, Callable 5/12/24 @ 100	364,517
695,000	CVS Health Corp., 3.35%, 3/9/21	705,236
780,000	CVS Health Corp., 3.70%, 3/9/23, Callable 2/9/23 @ 100	812,127
656,000	CVS Health Corp., 2.63%, 8/15/24, Callable 7/15/24 @ 100	662,191
1,319,000	CVS Health Corp., 4.10%, 3/25/25, Callable 1/25/25 @ 100	1,414,365
3,228,000	CVS Health Corp., 4.30%, 3/25/28, Callable 12/25/27 @ 100	3,520,682
103,000	CVS Health Corp., 4.78%, 3/25/38, Callable 9/25/37 @ 100	116,598
20,000	CVS Health Corp., 5.30%, 12/5/43, Callable 6/5/43 @ 100	23,743
688,000	CVS Health Corp., 5.13%, 7/20/45, Callable 1/20/45 @ 100	811,466
375,000	HCA, Inc., 4.75%, 5/1/23	401,250
390,000	HCA, Inc., 5.00%, 3/15/24	425,588
717,000	HCA, Inc., 5.25%, 4/15/25	801,248
1,245,000	HCA, Inc., 5.25%, 6/15/26, Callable 12/15/25 @ 100	1,394,400
258,000	HCA, Inc., 4.50%, 2/15/27, Callable 8/15/26 @ 100	278,318
924,000	HCA, Inc., 4.13%, 6/15/29, Callable 3/15/29 @ 100	979,440
937,000	The New York and Presbyterian Hospital, Series 2019, 3.95%, 8/1/19, Callable 2/1/19 @ 100	938,599
59,000	UnitedHealth Group, Inc., 3.50%, 2/15/24	62,155
79,000	UnitedHealth Group, Inc., 2.38%, 8/15/24	80,071
650,000	UnitedHealth Group, Inc., 3.70%, 12/15/25	701,298
352,000	UnitedHealth Group, Inc., 3.10%, 3/15/26	367,373
7,000	UnitedHealth Group, Inc., 3.85%, 6/15/28	7,671
21,000	UnitedHealth Group, Inc., 3.88%, 12/15/28	23,177
8,000	UnitedHealth Group, Inc., 2.88%, 8/15/29	8,189
40,000	UnitedHealth Group, Inc., 4.63%, 7/15/35	48,425
504,000	UnitedHealth Group, Inc., 3.50%, 8/15/39, Callable 2/15/39 @ 100	527,545
90,000	UnitedHealth Group, Inc., 4.63%, 11/15/41, Callable 5/15/41 @ 100	106,902
1,367,000	UnitedHealth Group, Inc., 4.75%, 7/15/45	1,672,268
120,000	UnitedHealth Group, Inc., 4.45%, 12/15/48, Callable 6/15/48 @ 100	142,976

		18,110,705

Hotels, Restaurants & Leisure (0.2%):
10,000	McDonald’s Corp., 2.75%, 12/9/20, Callable 11/9/20 @ 100	10,063
1,100,000	McDonald’s Corp., Series G, 1.00%, 11/15/23, MTN	1,276,514

Principal Amount		Fair Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$909,000	McDonald’s Corp., 3.70%, 1/30/26, Callable 10/30/25 @ 100, MTN	$976,009
74,000	McDonald’s Corp., 4.70%, 12/9/35, Callable 6/9/35 @ 100	88,045
37,000	McDonald’s Corp., 6.30%, 3/1/38	50,406
4,000	McDonald’s Corp., 3.70%, 2/15/42, MTN	4,085
37,000	McDonald’s Corp., 3.63%, 5/1/43	37,118
165,000	McDonald’s Corp., 4.88%, 12/9/45, Callable 6/9/45 @ 100, MTN	199,341
893,000	McDonald’s Corp., 4.45%, 3/1/47, Callable 9/1/46 @ 100, MTN	1,025,167
150,000	McDonald’s Corp., 4.45%, 9/1/48, Callable 3/1/48 @ 100, MTN	171,183
1,061,000	McDonald’s Corp., 3.63%, 9/1/49, Callable 3/1/49 @ 100, MTN	1,079,136
320,000	Starbucks Corp., 3.80%, 8/15/25, Callable 6/15/25 @ 100	344,819
2,000	Starbucks Corp., 3.75%, 12/1/47, Callable 6/1/47 @ 100	2,052
46,000	Starbucks Corp., 4.50%, 11/15/48, Callable 5/15/48 @ 100	52,914
4,000	Starbucks Corp., 4.45%, 8/15/49, Callable 2/15/49 @ 100	4,621

		5,321,473

Household Products (0.0%†):
85,000	Clorox Co. (The), 3.10%, 10/1/27, Callable 7/1/27 @ 100^	88,309
255,000	Procter & Gamble Co. (The), 0.63%, 10/30/24	294,718

		383,027

Independent Power and Renewable Electricity Producers (0.0%†):
80,000	NRG Energy, Inc., 3.75%, 6/15/24, Callable 5/15/24 @ 100(a)	82,649

Industrial Conglomerates (0.3%):
785,000	3M Co., Series E, 0.95%, 5/15/23	911,099
590,000	3M Co., 3.38%, 3/1/29, Callable 12/1/28 @ 100, MTN	625,999
550,000	3M Co., 2.38%, 8/26/29, Callable 5/26/29 @ 100	540,376
565,000	General Electric Capital Corp., Series A, 5.55%, 5/4/20, MTN	571,057
150,000	General Electric Capital Corp., 5.88%, 1/14/38, MTN	181,015
90,000	General Electric Co., Series G, 3.45%, 5/15/24, Callable 2/13/24 @ 100, MTN	93,400
62,000	General Electric Co., 5.55%, 1/5/26, MTN	70,483
112,000	General Electric Co., Series G, 6.15%, 8/7/37, MTN	138,432
68,000	General Electric Co., Series G, 6.88%, 1/10/39, MTN	90,739
304,000	Georgia-Pacific LLC, 5.40%, 11/1/20(a)	312,267
674,000	Georgia-Pacific LLC, 3.73%, 7/15/23, Callable 4/15/23 @ 100(a)	705,685
894,000	Georgia-Pacific LLC, 3.60%, 3/1/25, Callable 12/1/24 @ 100(a)	943,249
1,580,000	Honeywell International, Inc., 1.30%, 2/22/23	1,838,714

		7,022,515

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Insurance (0.3%):
$209,000	ACE INA Holdings, Inc., 3.35%, 5/15/24	$219,761
522,000	Aon Corp., 4.50%, 12/15/28, Callable 9/15/28 @ 100	585,454
333,000	Hartford Financial Services Group, Inc. (The), 4.30%, 4/15/43	371,007
145,000	Loews Corp., 3.75%, 4/1/26, Callable 1/1/26 @ 100	155,565
2,153,000	Marsh & McLennan Cos., Inc., 3.50%, 6/3/24, Callable 3/3/24 @ 100	2,258,076
105,000	Marsh & McLennan Cos., Inc., 4.38%, 3/15/29, Callable 12/15/28 @ 100	119,686
301,000	Marsh & McLennan Cos., Inc., 4.35%, 1/30/47, Callable 7/30/46 @ 100	341,237
426,000	Marsh & McLennan Cos., Inc., 4.20%, 3/1/48, Callable 9/1/47 @ 100	481,062
640,000	Metropolitan Life Global Funding I, 1.25%, 9/17/21	734,121
290,000	Metropolitan Life Global Funding I, 0.05%, 9/23/22	324,787
30,000	Nuveen LLC, 4.00%, 11/1/28, Callable 8/1/28 @ 100(a)	33,330
76,000	Principal Financial Group, Inc., 3.10%, 11/15/26, Callable 8/15/26 @ 100	78,702
12,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39(a)	17,658
443,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(a)	547,276
44,000	Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47, Callable 11/15/46 @ 100(a)	50,112
13,000	Travelers Cos., Inc. (The), 6.25%, 6/15/37	17,990
42,000	Willis North America, Inc., 3.60%, 5/15/24, Callable 3/15/24 @ 100	43,863
366,000	Willis North America, Inc., 4.50%, 9/15/28, Callable 6/15/28 @ 100	401,742
15,000	Willis North America, Inc., 3.88%, 9/15/49, Callable 3/15/49 @ 100	14,983

		6,796,412

Internet & Direct Marketing Retail (0.1%):
39,000	Amazon.com, Inc., 2.50%, 11/29/22, Callable 8/29/22 @ 100	39,764
20,000	Amazon.com, Inc., 2.40%, 2/22/23, Callable 1/22/23 @ 100	20,301
395,000	Amazon.com, Inc., 4.80%, 12/5/34, Callable 6/5/34 @ 100	498,133
118,000	Amazon.com, Inc., 3.88%, 8/22/37, Callable 2/22/37 @ 100	134,234
77,000	Amazon.com, Inc., 4.95%, 12/5/44, Callable 6/5/44 @ 100	100,906
30,000	eBay, Inc., 4.00%, 7/15/42, Callable 1/15/42 @ 100	29,613
594,000	Expedia Group, Inc., 3.80%, 2/15/28, Callable 11/15/27 @ 100	605,940
1,485,000	Expedia Group, Inc., 3.25%, 2/15/30, Callable 11/15/29 @ 100(a)	1,428,740

		2,857,631

Principal Amount		Fair Value
Corporate Bonds, continued
IT Services (1.2%):
$450,000	Fidelity National Information Services, Inc., 0.13%, 12/3/22, Callable 11/3/22 @ 100	$505,464
1,300,000	Fidelity National Information Services, Inc., 0.75%, 5/21/23, Callable 4/21/23 @ 100	1,486,737
979,000	Fidelity National Information Services, Inc., 3.00%, 8/15/26, Callable 5/15/26 @ 100	1,011,563
783,000	Fidelity National Information Services, Inc., 3.75%, 5/21/29, Callable 2/21/29 @ 100	855,425
1,780,000	Fiserv, Inc., 2.75%, 7/1/24, Callable 6/1/24 @ 100	1,811,502
7,000	Fiserv, Inc., 3.85%, 6/1/25, Callable 3/1/25 @ 100	7,451
1,104,000	Fiserv, Inc., 3.20%, 7/1/26, Callable 5/1/26 @ 100	1,143,737
615,000	Fiserv, Inc., 4.20%, 10/1/28, Callable 7/1/28 @ 100	678,450
2,151,000	Fiserv, Inc., 3.50%, 7/1/29, Callable 4/1/29 @ 100	2,263,052
305,000	Global Payments, Inc., 2.65%, 2/15/25, Callable 1/15/25 @ 100	306,674
1,715,000	Global Payments, Inc., 3.20%, 8/15/29, Callable 5/15/29 @ 100	1,746,902
409,000	IBM Corp., 2.25%, 2/19/21	410,735
200,000	IBM Corp., 2.50%, 1/27/22	202,397
1,810,000	International Business Machines Corp., 0.50%, 9/7/21	2,051,603
200,000	International Business Machines Corp., 2.90%, 11/1/21	203,711
770,000	International Business Machines Corp., 2.85%, 5/13/22	786,819
420,000	International Business Machines Corp., 2.88%, 11/9/22	430,914
3,533,000	International Business Machines Corp., 3.30%, 5/15/26	3,724,281
1,725,000	Mastercard, Inc., 1.10%, 12/1/22, Callable 9/1/22 @ 100	1,994,881
10,000	Mastercard, Inc., 2.95%, 11/21/26, Callable 8/21/26 @ 100	10,437
1,424,000	Mastercard, Inc., 2.95%, 6/1/29, Callable 3/1/29 @ 100	1,485,488
268,000	Mastercard, Inc., 3.65%, 6/1/49, Callable 12/1/48 @ 100	296,002
20,000	PayPal Holdings, Inc., 2.20%, 9/26/22	20,120
842,000	PayPal Holdings, Inc., 2.40%, 10/1/24, Callable 9/1/24 @ 100	850,588
1,840,000	PayPal Holdings, Inc., 2.65%, 10/1/26, Callable 8/1/26 @ 100	1,865,618
70,000	PayPal Holdings, Inc., 2.85%, 10/1/29, Callable 7/1/29 @ 100	70,195
300,000	Total System Services, Inc., 3.80%, 4/1/21, Callable 3/1/21 @ 100	305,576
65,000	Total System Services, Inc., 3.75%, 6/1/23, Callable 3/1/23 @ 100	67,874
28,000	Total System Services, Inc., 4.00%, 6/1/23, Callable 5/1/23 @ 100	29,485
10,000	Visa, Inc., 4.30%, 12/14/45, Callable 6/14/45 @ 100	12,337

		26,636,018

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Leisure Products (0.0%†):
$389,000	Hasbro, Inc., 2.60%, 11/19/22	$391,361
215,000	Hasbro, Inc., 3.90%, 11/19/29, Callable 8/19/29 @ 100	216,473

		607,834

Life Sciences Tools & Services (0.1%):
95,000	Agilent Technologies, Inc., 3.05%, 9/22/26, Callable 6/22/26 @ 100	96,923
1,000,000	Thermo Fisher Scientific, Inc., Series E, 1.88%, 10/1/49, Callable 4/1/49 @ 100, MTN	1,035,791

		1,132,714

Machinery (0.1%):
1,435,000	Parker-Hannifin Corp., 2.70%, 6/14/24, Callable 5/14/24 @ 100	1,455,000
40,000	Parker-Hannifin Corp., 3.25%, 6/14/29, Callable 3/14/29 @ 100	41,590

		1,496,590

Media (0.9%):
177,000	Comcast Corp., 2.35%, 1/15/27, Callable 10/15/26 @ 100	176,609
280,000	Comcast Corp., 3.15%, 2/15/28, Callable 11/15/27 @ 100	293,295
1,012,000	Comcast Corp., 4.15%, 10/15/28, Callable 7/15/28 @ 100	1,139,777
239,000	Comcast Corp., 2.65%, 2/1/30, Callable 11/1/29 @ 100	239,372
530,000	Comcast Corp., 4.25%, 1/15/33	608,092
7,000	Comcast Corp., 4.20%, 8/15/34, Callable 2/15/34 @ 100	7,993
520,000	Comcast Corp., 6.50%, 11/15/35	733,346
613,000	Comcast Corp., 3.20%, 7/15/36, Callable 1/15/36 @ 100	624,629
373,000	Comcast Corp., 4.60%, 10/15/38, Callable 4/15/38 @ 100	443,158
160,000	Comcast Corp., 4.65%, 7/15/42	190,490
60,000	Comcast Corp., 4.60%, 8/15/45, Callable 2/15/45 @ 100	71,683
1,464,000	Comcast Corp., 3.40%, 7/15/46, Callable 1/15/46 @ 100	1,472,834
78,000	Comcast Corp., 3.97%, 11/1/47, Callable 5/1/47 @ 100	85,282
338,000	COX Communications, Inc., 3.25%, 12/15/22(a)	347,473
1,688,000	COX Communications, Inc., 3.15%, 8/15/24, Callable 6/15/24 @ 100(a)	1,734,829
120,000	COX Communications, Inc., 3.35%, 9/15/26, Callable 6/15/26 @ 100(a)	123,910
669,000	Discovery Communications, 5.00%, 9/20/37, Callable 3/20/37 @ 100	755,969
430,000	Discovery Communications, 5.20%, 9/20/47, Callable 3/20/47 @ 100	498,841
240,000	Fox Corp., 4.03%, 1/25/24, Callable 12/25/23 @ 100(a)	255,716
295,000	Fox Corp., 5.48%, 1/25/39, Callable 7/25/38 @ 100(a)	359,130
265,000	Interpublic Group of Cos., Inc., 3.50%, 10/1/20	267,630
425,000	Interpublic Group of Cos., Inc., 3.75%, 10/1/21	435,968

Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$5,730,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/99, Callable 3/19/21 @ 100(a)	$5,913,598
1,297,000	NBCUniversal Media LLC, 5.95%, 4/1/41	1,785,249
590,000	Time Warner Cable, Inc., 5.00%, 2/1/20	591,249

		19,156,122

Metals & Mining (0.0%†):
50,000	Newmont Goldcorp Corp., 2.80%, 10/1/29, Callable 7/1/29 @ 100	49,523
106,000	Newmont Mining Corp., 4.88%, 3/15/42, Callable 9/15/41 @ 100	123,744
432,000	Nucor Corp., 3.95%, 5/1/28, Callable 2/1/28 @ 100	468,858

		642,125

Multiline Retail (0.0%†):
60,000	Dollar General Corp., 3.88%, 4/15/27, Callable 1/15/27 @ 100	64,345
25,000	Dollar General Corp., 4.13%, 5/1/28, Callable 2/1/28 @ 100	27,376

		91,721

Multi-Utilities (0.2%):
290,000	Ameren Illinois Co., 3.80%, 5/15/28, Callable 2/15/28 @ 100	316,227
5,000	Ameren Illinois Co., 4.15%, 3/15/46, Callable 9/15/45 @ 100	5,697
785,000	Ameren Illinois Co., 3.25%, 3/15/50, Callable 9/15/49 @ 100	794,532
130,000	CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42, Callable 2/1/42 @ 100	134,297
176,000	CenterPoint Energy Houston Electric LLC, 3.95%, 3/1/48, Callable 9/1/47 @ 100	195,589
62,000	CMS Energy Corp., 3.00%, 5/15/26, Callable 2/15/26 @ 100	63,043
11,000	Consumers Energy Co., 3.38%, 8/15/23, Callable 5/15/23 @ 100	11,480
301,000	Consumers Energy Co., 3.80%, 11/15/28, Callable 8/15/28 @ 100	332,181
597,000	Consumers Energy Co., 3.75%, 2/15/50, Callable 8/15/49 @ 100	659,275
930,000	Consumers Energy Co., 3.10%, 8/15/50, Callable 2/15/50 @ 100	934,183
318,000	Dominion Energy Gas Holdings LLC, 4.80%, 11/1/43, Callable 5/1/43 @ 100	353,330
255,000	Dominion Energy, Inc., 2.58%, 7/1/20	255,644

		4,055,478

Oil, Gas & Consumable Fuels (1.9%):
90,000	Boardwalk Pipelines, LP, 4.80%, 5/3/29, Callable 2/3/29 @ 100	95,843
810,000	Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100(a)	818,797
890,000	Cameron LNG LLC, 3.40%, 1/15/38, Callable 7/15/37 @ 100(a)	893,910
20,000	Chevron Corp., 2.50%, 3/3/22, Callable 2/3/22 @ 100	20,335
170,000	Chevron Corp., 3.19%, 6/24/23, Callable 3/24/23 @ 100	176,891

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$223,000	Cimarex Energy Co., 4.38%, 6/1/24, Callable 3/1/24 @ 100	$234,949
22,000	Cimarex Energy Co., 4.38%, 3/15/29, Callable 12/15/28 @ 100	23,235
166,000	Concho Resources, Inc., 3.75%, 10/1/27, Callable 7/1/27 @ 100	174,093
160,000	Continental Resources, Inc., 3.80%, 6/1/24, Callable 3/1/24 @ 100	165,400
710,000	Energy Transfer Operating LP, 5.50%, 6/1/27, Callable 3/1/27 @ 100	797,898
290,000	Energy Transfer Partners LP, 3.60%, 2/1/23, Callable 11/1/22 @ 100	297,119
730,000	Energy Transfer Partners LP, 4.75%, 1/15/26, Callable 10/15/25 @ 100	786,767
6,000	Energy Transfer Partners LP, 4.20%, 4/15/27, Callable 1/15/27 @ 100	6,280
409,000	Energy Transfer Partners LP, 5.80%, 6/15/38, Callable 12/15/37 @ 100	462,094
10,000	Energy Transfer Partners LP, 5.15%, 3/15/45, Callable 9/15/44 @ 100	10,526
883,000	Energy Transfer Partners LP, 6.13%, 12/15/45, Callable 6/15/45 @ 100	1,022,842
30,000	Energy Transfer Partners LP, 5.30%, 4/15/47, Callable 10/15/46 @ 100	32,091
420,000	Enterprise Products Operating LLC, 4.45%, 2/15/43, Callable 8/15/42 @ 100	459,707
24,000	Enterprise Products Operating LLC, 4.85%, 3/15/44, Callable 9/15/43 @ 100	27,727
514,000	Enterprise Products Operating LLC, 5.10%, 2/15/45, Callable 8/15/44 @ 100	616,239
9,000	Enterprise Products Operating LLC, 4.25%, 2/15/48, Callable 8/15/47 @ 100	9,724
753,000	Enterprise Products Operating LLC, Series E, 5.25%(US0003M+303bps), 8/16/77, Callable 8/16/27 @ 100	752,267
167,000	EOG Resources, Inc., 4.15%, 1/15/26, Callable 10/15/25 @ 100	183,777
427,000	Exxon Mobil Corp., 3.04%, 3/1/26, Callable 12/1/25 @ 100	448,228
1,813,000	Exxon Mobil Corp., 2.28%, 8/16/26, Callable 6/16/26 @ 100	1,818,744
191,000	Exxon Mobil Corp., 3.00%, 8/16/39, Callable 2/16/39 @ 100	191,646
107,000	Exxon Mobil Corp., 3.57%, 3/6/45, Callable 9/6/44 @ 100	114,700
39,000	Exxon Mobil Corp., 4.11%, 3/1/46, Callable 9/1/45 @ 100	45,729
366,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100	422,281
391,000	Kinder Morgan Energy Partners LP, 5.40%, 9/1/44, Callable 3/1/44 @ 100	445,805
28,000	Kinder Morgan, Inc., 5.30%, 12/1/34, Callable 6/1/34 @ 100	32,893
727,000	Kinder Morgan, Inc., 5.55%, 6/1/45, Callable 12/1/44 @ 100	864,706

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$124,000	Marathon Petroleum Corp., 4.75%, 12/15/23, Callable 10/15/23 @ 100	$134,643
10,000	Marathon Petroleum Corp., 5.13%, 12/15/26, Callable 9/15/26 @ 100	11,303
358,000	Marathon Petroleum Corp., 6.50%, 3/1/41, Callable 9/1/40 @ 100	464,092
584,000	MPLX LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	633,619
252,000	MPLX LP, 5.25%, 1/15/25, Callable 1/15/21 @ 102.63(a)	264,387
850,000	MPLX LP, 4.00%, 2/15/25, Callable 11/15/24 @ 100	886,997
1,682,000	MPLX LP, 4.13%, 3/1/27, Callable 12/1/26 @ 100	1,761,148
45,000	MPLX LP, 4.25%, 12/1/27, Callable 9/1/27 @ 100(a)	47,245
25,000	MPLX LP, 4.50%, 4/15/38, Callable 10/15/37 @ 100	25,456
1,984,000	NGPL PipeCo LLC, 4.38%, 8/15/22, Callable 5/15/22 @ 100(a)	2,058,399
370,000	NGPL PipeCo. LLC, 4.88%, 8/15/27, Callable 2/15/27 @ 100(a)	393,588
1,060,000	Northern Natural Gas Co., 4.30%, 1/15/49, Callable 7/15/48 @ 100(a)	1,184,097
1,710,000	Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	1,796,456
40,000	Occidental Petroleum Corp., 2.60%, 8/13/21	40,243
1,424,000	Occidental Petroleum Corp., 2.70%, 8/15/22	1,439,980
40,000	Occidental Petroleum Corp., 3.20%, 8/15/26, Callable 6/15/26 @ 100	40,461
3,300,000	Occidental Petroleum Corp., 5.98%, 10/10/36(c)	1,635,140
14,000	Occidental Petroleum Corp., 4.30%, 8/15/39, Callable 2/15/39 @ 100	14,214
90,000	Occidental Petroleum Corp., 4.63%, 6/15/45, Callable 12/15/44 @ 100	92,188
28,000	Plains All American Pipeline LP, 3.65%, 6/1/22, Callable 3/1/22 @ 100	28,739
100,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24, Callable 2/15/24 @ 100	111,550
2,051,000	Sabine Pass Liquefaction LLC, 5.63%, 3/1/25, Callable 12/1/24 @ 100	2,304,810
1,546,000	Sabine Pass Liquefaction LLC, 5.00%, 3/15/27, Callable 9/15/26 @ 100	1,702,533
1,427,000	Sabine Pass Liquefaction LLC, 4.20%, 3/15/28, Callable 9/15/27 @ 100	1,510,908
55,000	Spectra Energy Partners LP, 3.50%, 3/15/25, Callable 12/15/24 @ 100	57,476
41,000	Sunoco Logistics Partners LP, 5.30%, 4/1/44, Callable 10/1/43 @ 100	43,273
220,000	Texas Eastern Transmission LP, 2.80%, 10/15/22, Callable 7/15/22 @ 100(a)	222,251
901,000	Texas Eastern Transmission LP, 3.50%, 1/15/28, Callable 10/15/27 @ 100(a)	922,549
1,364,000	Texas Eastern Transmission LP, 4.15%, 1/15/48, Callable 7/15/47 @ 100(a)	1,449,708
2,857,000	Transcontinental Gas Pipe Line Co. LLC, 7.85%, 2/1/26, Callable 11/1/25 @ 100	3,641,534

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$1,820,000	Transcontinental Gas Pipe Line Co. LLC, 4.00%, 3/15/28, Callable 12/15/27 @ 100	$1,936,320
518,000	Transcontinental Gas Pipe Line Co. LLC, 4.60%, 3/15/48, Callable 9/15/47 @ 100	553,070
442,000	Western Midstream Operating LP, 4.00%, 7/1/22, Callable 4/1/22 @ 100	451,454
780,000	Williams Cos., Inc., 5.25%, 3/15/20	784,661
47,000	Williams Cos., Inc., 7.88%, 9/1/21	51,195
240,000	Williams Cos., Inc., Series A, 7.50%, 1/15/31	316,347
30,000	Williams Cos., Inc., 5.75%, 6/24/44, Callable 12/24/43 @ 100	35,423
204,000	Williams Partners LP, 4.13%, 11/15/20, Callable 8/15/20 @ 100	206,479
10,000	Williams Partners LP, 4.00%, 11/15/21, Callable 8/15/21 @ 100	10,283
33,000	Williams Partners LP, 3.90%, 1/15/25, Callable 10/15/24 @ 100	34,571
97,000	Williams Partners, LP, 3.75%, 6/15/27, Callable 3/15/27 @ 100	100,858

		41,852,891

Pharmaceuticals (0.2%):
90,000	Bristol-Myers Squibb Co., 3.95%, 10/15/20(a)	91,214
25,000	Bristol-Myers Squibb Co., 3.55%, 8/15/22(a)	25,839
420,000	Bristol-Myers Squibb Co. , 3.25%, 8/15/22(a)	433,072
512,000	Bristol-Myers Squibb Co., 3.88%, 8/15/25, Callable 5/15/25 @ 100(a)	553,182
1,309,000	Bristol-Myers Squibb Co., 3.20%, 6/15/26, Callable 4/15/26 @ 100(a)	1,372,253
220,000	Bristol-Myers Squibb Co., 3.90%, 2/20/28, Callable 11/20/27 @ 100(a)	239,939
490,000	Bristol-Myers Squibb Co., 4.13%, 6/15/39, Callable 12/15/38 @ 100(a)	565,823
400,000	Eli Lilly & Co., 1.70%, 11/1/49, Callable 5/1/49 @ 100	445,183
44,000	Forest Laboratories, Inc., 5.00%, 12/15/21, Callable 9/16/21 @ 100(a)	45,976
10,000	Johnson & Johnson, 3.40%, 1/15/38, Callable 7/15/37 @ 100	10,713
95,000	Merck & Co., Inc., 3.60%, 9/15/42, Callable 3/15/42 @ 100	102,619
17,000	Novartis Capital Corp., 3.40%, 5/6/24	17,998
102,000	Pfizer, Inc., 3.00%, 9/15/21	103,960
160,000	Pfizer, Inc., 7.20%, 3/15/39	250,985
14,000	Pfizer, Inc., 4.40%, 5/15/44	16,740
279,000	Pfizer, Inc., 4.13%, 12/15/46	322,431
79,000	Pfizer, Inc., 4.20%, 9/15/48, Callable 3/15/48 @ 100	92,691
150,000	Wyeth LLC, 5.95%, 4/1/37	204,491

		4,895,109

Professional Services (0.1%):
120,000	Equifax, Inc., 2.30%, 6/1/21, Callable 5/1/21 @ 100	120,353
235,000	RELX Capital, Inc., 3.13%, 10/15/22	243,071
2,329,000	RELX Capital, Inc., 3.50%, 3/16/23, Callable 2/16/23 @ 100	2,421,024

Principal Amount		Fair Value
Corporate Bonds, continued
Professional Services, continued
$323,000	RELX Capital, Inc., 4.00%, 3/18/29, Callable 12/18/28 @ 100	$350,116

		3,134,564

Real Estate Management & Development (0.2%):
3,985,000	CC Holdings GS V LLC, 3.85%, 4/15/23	4,173,291
915,000	Northwest Florida Timber Finance LLC, 4.75%, 3/4/29(a)	934,712

		5,108,003

Road & Rail (0.6%):
74,000	Burlington Northern Santa Fe LLC, 5.05%, 3/1/41, Callable 9/1/40 @ 100	92,045
85,000	Burlington Northern Santa Fe LLC, 4.95%, 9/15/41, Callable 3/15/41 @ 100	104,130
686,000	Burlington Northern Santa Fe LLC, 4.55%, 9/1/44, Callable 3/1/44 @ 100	819,195
1,532,000	CSX Corp., 2.60%, 11/1/26, Callable 8/1/26 @ 100	1,555,556
631,000	CSX Corp., 3.25%, 6/1/27, Callable 3/1/27 @ 100	662,363
454,000	CSX Corp., 3.80%, 3/1/28, Callable 12/1/27 @ 100	494,231
617,000	CSX Corp., 4.25%, 3/15/29, Callable 12/15/28 @ 100	693,232
349,000	CSX Corp., 4.30%, 3/1/48, Callable 9/1/47 @ 100	393,043
363,000	CSX Corp., 4.75%, 11/15/48, Callable 5/15/48 @ 100	439,630
135,000	CSX Corp., 4.50%, 3/15/49, Callable 9/15/48 @ 100	156,741
162,000	CSX Corp., 3.95%, 5/1/50, Callable 11/1/49 @ 100	175,164
217,000	Norfolk Southern Corp., 2.90%, 2/15/23, Callable 11/15/22 @ 100	221,800
185,000	Norfolk Southern Corp., 3.65%, 8/1/25, Callable 6/1/25 @ 100	197,360
832,000	Norfolk Southern Corp., 2.90%, 6/15/26, Callable 3/15/26 @ 100	855,858
910,000	Norfolk Southern Corp., 2.55%, 11/1/29, Callable 8/1/29 @ 100	904,167
135,000	Norfolk Southern Corp., 4.45%, 6/15/45, Callable 12/15/44 @ 100	154,998
95,000	Norfolk Southern Corp., 3.94%, 11/1/47, Callable 5/1/47 @ 100	101,958
355,000	Norfolk Southern Corp., 3.40%, 11/1/49, Callable 5/1/49 @ 100	351,686
65,000	Norfolk Southern Corp., 4.05%, 8/15/52, Callable 2/15/52 @ 100	71,473
1,090,000	Ryder System, Inc., 2.65%, 3/2/20, Callable 2/10/20 @ 100, MTN	1,090,509
320,000	Ryder System, Inc., 2.80%, 3/1/22, Callable 2/1/22 @ 100	325,046
7,000	Union Pacific Corp., 3.50%, 6/8/23, Callable 5/8/23 @ 100	7,328
345,000	Union Pacific Corp., 2.75%, 3/1/26, Callable 12/1/25 @ 100	352,526
330,000	Union Pacific Corp., 3.95%, 9/10/28, Callable 6/10/28 @ 100	363,943
10,000	Union Pacific Corp., 4.05%, 11/15/45, Callable 5/15/45 @ 100	10,813
1,445,000	Union Pacific Corp., 4.10%, 9/15/67, Callable 3/15/67 @ 100	1,492,218

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Road & Rail, continued
$418,141	Union Pacific Railroad Co., Series 2014-1, 3.23%, 5/14/26	$432,914

		12,519,927

Semiconductors & Semiconductor Equipment (0.7%):
50,000	Analog Devices, Inc., 4.50%, 12/5/36, Callable 6/5/36 @ 100	53,756
7,000	Analog Devices, Inc., 5.30%, 12/15/45, Callable 6/15/45 @ 100	8,537
253,000	Applied Materials, Inc., 3.90%, 10/1/25, Callable 7/1/25 @ 100	275,572
1,306,000	Applied Materials, Inc., 3.30%, 4/1/27, Callable 1/1/27 @ 100	1,386,689
45,000	Applied Materials, Inc., 5.85%, 6/15/41	61,464
292,000	Applied Materials, Inc., 4.35%, 4/1/47, Callable 10/1/46 @ 100	352,982
61,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.13%, 1/15/25, Callable 11/15/24 @ 100	61,749
2,782,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.88%, 1/15/27, Callable 10/15/26 @ 100	2,887,629
1,945,000	Broadcom, Inc., 3.13%, 4/15/21(a)	1,967,983
865,000	Broadcom, Inc., 3.13%, 10/15/22(a)	880,364
150,000	Broadcom, Inc., 4.25%, 4/15/26, Callable 2/15/26 @ 100(a)	159,330
331,000	Intel Corp., 4.10%, 5/19/46, Callable 11/19/45 @ 100	381,225
19,000	KLA-Tencor Corp., 4.65%, 11/1/24, Callable 8/1/24 @ 100	20,834
841,000	KLA-Tencor Corp., 4.10%, 3/15/29, Callable 12/15/28 @ 100	921,428
279,000	KLA-Tencor Corp., 5.00%, 3/15/49, Callable 9/15/48 @ 100	341,945
645,000	Lam Research Corp., 2.75%, 3/15/20, Callable 2/15/20 @ 100	645,655
302,000	Lam Research Corp., 2.80%, 6/15/21, Callable 5/15/21 @ 100	305,319
675,000	Lam Research Corp., 3.75%, 3/15/26, Callable 1/15/26 @ 100	723,411
405,000	Lam Research Corp., 4.88%, 3/15/49, Callable 9/15/48 @ 100	506,186
1,845,000	NVIDIA Corp., 3.20%, 9/16/26, Callable 6/16/26 @ 100	1,930,280
14,000	QUALCOMM, Inc., 4.65%, 5/20/35, Callable 11/20/34 @ 100	16,583
320,000	QUALCOMM, Inc., 4.80%, 5/20/45, Callable 11/20/44 @ 100	391,875
45,000	QUALCOMM, Inc., 4.30%, 5/20/47, Callable 11/20/46 @ 100	51,722
20,000	Texas Instruments, Inc., 2.90%, 11/3/27, Callable 8/3/27 @ 100	20,902
665,000	Texas Instruments, Inc., 2.25%, 9/4/29, Callable 6/4/29 @ 100	655,326
494,000	Texas Instruments, Inc., 3.88%, 3/15/39, Callable 9/15/38 @ 100	556,091
80,000	Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	94,727

		15,659,564

Principal Amount		Fair Value
Corporate Bonds, continued
Software (0.4%):
$990,000	Autodesk, Inc., 3.13%, 6/15/20, Callable 5/15/20 @ 100	$994,625
48,000	Microsoft Corp., 2.00%, 8/8/23, Callable 6/8/23 @ 100	48,290
5,000	Microsoft Corp., 3.13%, 11/3/25, Callable 8/3/25 @ 100	5,288
688,000	Microsoft Corp., 3.30%, 2/6/27, Callable 11/6/26 @ 100	734,951
385,000	Microsoft Corp., 3.50%, 2/12/35, Callable 8/12/34 @ 100	423,967
1,232,000	Microsoft Corp., 4.20%, 11/3/35, Callable 5/3/35 @ 100	1,454,845
678,000	Microsoft Corp., 3.45%, 8/8/36, Callable 2/8/36 @ 100	742,175
180,000	Microsoft Corp., 4.45%, 11/3/45, Callable 5/3/45 @ 100	224,631
619,000	Microsoft Corp., 3.70%, 8/8/46, Callable 2/8/46 @ 100	699,857
247,000	Oracle Corp., 2.40%, 9/15/23, Callable 7/15/23 @ 100	251,087
1,667,000	Oracle Corp., 3.90%, 5/15/35, Callable 11/15/34 @ 100	1,856,301
17,000	Oracle Corp., 4.13%, 5/15/45, Callable 11/15/44 @ 100	19,139
483,000	Oracle Corp., 4.00%, 7/15/46, Callable 1/15/46 @ 100	536,685

		7,991,841

Specialty Retail (0.1%):
260,000	Home Depot, Inc. (The), 3.00%, 4/1/26, Callable 1/1/26 @ 100	271,624
681,000	Home Depot, Inc. (The), 2.95%, 6/15/29, Callable 3/15/29 @ 100	707,759
316,000	Home Depot, Inc. (The), 5.88%, 12/16/36	435,479
113,000	Lowe’s Cos., Inc., 2.50%, 4/15/26, Callable 1/15/26 @ 100	113,855
275,000	Lowe’s Cos., Inc., 3.70%, 4/15/46, Callable 10/15/45 @ 100	280,035
325,000	Lowe’s Cos., Inc., 4.05%, 5/3/47, Callable 11/3/46 @ 100	351,123
15,000	The Home Depot, Inc., 3.75%, 2/15/24, Callable 11/15/23 @ 100	16,037

		2,175,912

Technology Hardware, Storage & Peripherals (0.2%):
1,255,000	Apple, Inc., 1.00%, 11/10/22	1,454,177
2,396,000	Apple, Inc., 3.85%, 5/4/43	2,681,048
870,000	Dell International LLC/EMC Corp., 8.10%, 7/15/36, Callable 1/15/36 @ 100(a)	1,142,112
35,000	Dell International LLC/EMC Corp., 8.35%, 7/15/46, Callable 1/15/46 @ 100(a)	48,036
40,000	Hewlett Packard Enterprise Co., 4.40%, 10/15/22, Callable 8/15/22 @ 100	42,234
35,000	Hewlett Packard Enterprise Co., 6.35%, 10/15/45, Callable 4/15/45 @ 100	42,242
5,000	HP Enterprise Co., 3.60%, 10/15/20, Callable 9/15/20 @ 100	5,054
165,000	HP, Inc., 6.00%, 9/15/41	182,137

		5,597,040

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Tobacco (0.5%):
$143,000	Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100	$155,392
2,011,000	Altria Group, Inc., 4.80%, 2/14/29, Callable 11/14/28 @ 100	2,234,690
1,929,000	Altria Group, Inc., 5.80%, 2/14/39, Callable 8/14/38 @ 100	2,258,430
40,000	Altria Group, Inc., 6.20%, 2/14/59, Callable 8/14/58 @ 100	47,366
385,000	BAT Capital Corp., 2.76%, 8/15/22, Callable 7/15/22 @ 100	390,415
190,000	BAT Capital Corp., 3.22%, 8/15/24, Callable 6/15/24 @ 100	194,179
710,000	BAT Capital Corp., 3.22%, 9/6/26, Callable 7/6/26 @ 100	713,967
1,529,000	BAT Capital Corp., 3.56%, 8/15/27, Callable 5/15/27 @ 100	1,557,834
13,000	BAT Capital Corp., 4.39%, 8/15/37, Callable 2/15/37 @ 100	13,194
185,000	BAT Capital Corp., 4.54%, 8/15/47, Callable 2/15/47 @ 100	185,293
14,000	Philip Morris International, Inc., 2.50%, 8/22/22	14,136
79,000	Philip Morris International, Inc., 2.88%, 5/1/24, Callable 4/1/24 @ 100	81,214
92,000	Reynolds American, Inc., 3.25%, 6/12/20	92,491
878,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	944,404
76,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	87,738
1,233,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	1,413,865
955,000	RJ Reynolds Tobacco Co., 6.88%, 5/1/20	968,763

		11,353,371

Trading Companies & Distributors (0.0%†):
215,000	Air Lease Corp., 3.88%, 7/3/23, Callable 6/3/23 @ 100	225,962

Wireless Telecommunication Services (0.4%):
9,043,125	Sprint Spectrum Co. LLC, 3.36%, 3/20/23(a)	9,115,303

Total Corporate Bonds (Cost $493,916,514)		513,380,310

Foreign Bonds (2.2%):
Aerospace & Defense (0.0%†):
545,000	Rolls-Royce plc, Series E, 2.13%, 6/18/21+	629,478

Automobiles (0.1%):
995,000	Daimler International Finance BV, Series E, 0.25%, 8/9/21+	1,121,610
310,000	Daimler International Finance BV, Series E, 0.25%, 11/6/23+	347,280
710,000	Volkswagen Financial Services AG, Series E, 0.75%, 10/14/21+	806,596

		2,275,486

Banks (0.4%):
1,100,000	Banque Federative du Credit Mutuel SA, Series E, 0.13%, 8/30/21+	1,238,613
600,000	Banque Federative du Credit Mutuel SA, Series E, 0.75%, 6/15/23+	688,158

Principal Amount		Fair Value
Foreign Bonds, continued
Banks, continued
$1,400,000	Credit Agricole SA, Series E, 0.75%, 12/1/22+	$1,606,676
1,000,000	ING Bank NV, Series G, 4/8/22+	1,123,500
400,000	KBC Group NV, Series E, 1.13%, 1/25/24+	464,263
440,000	Mizuho Financial Group, Inc., Series E, 0.52%, 6/10/24+	497,414
435,000	Simon International Finance SCA, 1.38%, 11/18/22, Callable 8/18/22 @ 100+	504,233
1,000,000	Toronto-Dominion Bank (The), Series E, 0.38%, 4/25/24+	1,130,353

		7,253,210

Beverages (0.0%†):
600,000	Pernod Ricard SA, 0.04%, 10/24/23, Callable 9/24/23 @ 100+	671,899

Chemicals (0.0%†):
800,000	Air Liquide Finance SA, Series E, 0.38%, 4/18/22, Callable 1/18/22 @ 100+	907,827

Consumer Finance (0.0%†):
570,000	Toyota Motor Finance Netherlands BV, Series E, 0.25%, 1/10/22+	644,845

Diversified Financial Services (0.4%):
305,000	BAT International Finance plc, Series E, 0.88%, 10/13/23, Callable 7/13/23 @ 100+	347,874
1,035,000	BP Capital Markets plc, Series E, 1.37%, 3/3/22+	1,197,137
640,000	BP Capital Markets plc, Series E, 1.11%, 2/16/23+	741,673
330,000	Enel Finance International NV, Series E, 0.24%, 6/17/24, Callable 5/17/24 @ 100+	366,158
400,000	Total Capital International SA, Series E, 2.13%, 11/19/21+	468,077
400,000	Total Capital International SA, Series E, 2.13%, 3/15/23+	480,419
1,200,000	Volvo Treasury AB, Series E, 0.26%(EUR003M+65bps), 9/13/21+	1,354,068
1,500,000	Vonovia Finance BV, Series E, 0.13%, 4/6/23, Callable 3/6/23 @ 100+	1,676,400

		6,631,806

Diversified Telecommunication Services (0.3%):
900,000	Orange SA, Series E, 0.50%, 1/15/22, Callable 12/15/21 @ 100+	1,020,709
200,000	Orange SA, Series E, 0.75%, 9/11/23, Callable 6/11/23 @ 100+	229,211
540,000	Telenor ASA, Series E, 0.06%, 9/25/23, Callable 6/25/23 @ 100+	604,273
1,705,000	Telstra Corp., Ltd., Series E, 3.50%, 9/21/22+	2,097,641

		3,951,834

Electric Utilities (0.1%):
500,000	Iberdrola International BV, Series E, 3.50%, 2/1/21+	582,887
500,000	RTE Reseau de Transport d’Electricite, Series E, 1.63%, 10/8/24, Callable 7/8/24 @ 100+	598,926

		1,181,813

Electrical Equipment (0.1%):
1,565,000	Eaton Capital Unlimited Co., 0.02%, 5/14/21, Callable 4/14/21 @ 100+	1,757,628

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Foreign Bonds, continued
Electrical Equipment, continued
$400,000	Schneider Electric SE, Series E, 0.25%, 9/9/24, Callable 6/9/24 @ 100+	$451,917

		2,209,545

Energy Equipment & Services (0.0%†):
440,000	Schlumberger Finance BV, 0.13%, 10/15/24, Callable 7/15/24 @ 100+	490,545

Health Care Equipment & Supplies (0.1%):
730,000	DH Europe Finance II Sarl, 0.20%, 3/18/26, Callable 12/18/25 @ 100+	808,590
1,970,000	Medtronic Global Holdings SCA, 12/2/22, Callable 11/2/22 @ 100+	2,211,659

		3,020,249

Industrial Conglomerates (0.2%):
2,215,000	Siemens Financieringsmaatschappij NV, Series E, 9/5/21+	2,495,856
1,100,000	Siemens Financieringsmaatschappij NV, Series E(EUR003M+70bps), 12/17/21+	1,245,979

		3,741,835

Media (0.0%†):
495,000	Sky, Ltd., Series E, 1.50%, 9/15/21+	570,479

Multi-Utilities (0.2%):
1,300,000	E.ON SE, Series E, 0.03%, 10/24/22, Callable 9/24/22 @ 100+	1,457,036
1,400,000	Engie SA, Series E, 0.38%, 2/28/23, Callable 11/28/22 @ 100+	1,587,550
395,000	ESB Finance DAC, Series E, 3.49%, 1/12/24+	502,480
280,000	Innogy Finance BV, Series E, 0.75%, 11/30/22, Callable 8/30/22 @ 100+	319,586
1,300,000	Veolia Environnement SA, Series E, 0.67%, 3/30/22, Callable 12/30/21 @ 100+	1,477,726

		5,344,378

Oil, Gas & Consumable Fuels (0.0%†):
735,000	Shell International Finance BV, Series E, 1.25%, 3/15/22+	850,759

Pharmaceuticals (0.2%):
475,000	Abbott Ireland Financing DAC, 0.88%, 9/27/23, Callable 8/27/23 @ 100+	549,667
490,000	Abbott Ireland Financing DAC, 0.10%, 11/19/24, Callable 10/19/24 @ 100+	548,712
2,200,000	Merck Financial Services GmbH, Series E, 12/15/23, Callable 9/15/23 @ 100+	2,454,821
740,000	Novartis Finance SA, 0.50%, 8/14/23, Callable 5/14/23 @ 100+	845,865
880,000	Novartis Finance SA, 0.13%, 9/20/23+	995,125

		5,394,190

Software (0.1%):
2,200,000	Dassault Systemes SE, 9/16/22, Callable 8/16/22 @ 100+	2,470,417
700,000	SAP SE, 0.25%, 3/10/22, Callable 2/10/22 @ 100+	791,907

		3,262,324

Textiles, Apparel & Luxury Goods (0.0%†):
200,000	LVMH Moet Hennessy Louis Vuitton SE, Series E, 2/28/21+	224,870

Principal Amount		Fair Value
Foreign Bonds, continued
Textiles, Apparel & Luxury Goods, continued
$690,000	LVMH Moet Hennessy Louis Vuitton SE, Series E, 0.38%, 5/26/22, Callable 2/26/22 @ 100+	$782,258

		1,007,128

Total Foreign Bonds (Cost $49,752,990)		50,039,630

Yankee Dollars (6.3%):
Airlines (0.0%†):
235,666	Air Canada Pass Through Trust, Class B, Series 2015-2, 5.00%, 6/15/25(a)	245,687
317,848	Air Canada Pass Through Trust, Class A, Series 2017-1, 3.30%, 7/15/31(a)	323,639

		569,326

Automobiles (0.1%):
1,300,000	Volkswagen International Finance NV, 4.00%, 8/12/20(a)	1,313,153

Banks (2.0%):
1,200,000	ABN AMRO Bank NV, 3.40%, 8/27/21(a)	1,225,559
1,165,000	Australia & New Zealand Banking Group, Ltd., 2.25%, 11/9/20	1,168,459
1,400,000	Banco Santander SA, 2.71%, 6/27/24	1,418,794
1,000,000	Banco Santander SA, 3.31%, 6/27/29	1,030,022
80,000	Bank of Nova Scotia, 2.35%, 10/21/20	80,234
160,000	Bank of Nova Scotia, 2.50%, 1/8/21	160,811
90,000	Bank of Nova Scotia, 2.45%, 3/22/21	90,507
190,000	Bank of Nova Scotia, 3.13%, 4/20/21	192,751
1,118,000	Banque Federative du Credit Mutuel SA, 2.75%, 10/15/20(a)	1,125,069
1,608,000	Barclays plc, 5.14%, 10/14/20	1,643,087
2,532,000	Barclays plc, 3.25%, 1/12/21	2,549,464
1,712,000	Barclays plc, 4.34%(US0003M+136bps), 5/16/24, Callable 5/16/23 @ 100	1,796,420
10,000	BNP Paribas SA, 5.00%, 1/15/21	10,292
1,005,000	BNP Paribas SA, 3.38%, 1/9/25(a)	1,040,637
1,100,000	BNP Paribas SA, 4.71%(US0003M+224bps), 1/10/25, Callable 1/10/24 @ 100(a)	1,191,612
470,000	BPCE SA, 3.00%, 5/22/22(a)	478,095
1,509,000	BPCE SA, 2.70%, 10/1/29(a)	1,496,464
1,207,000	Danske Bank A/S, 5.00%, 1/12/22(a)	1,266,407
250,000	Danske Bank A/S, 3.00%(US0003M+125bps), 9/20/22, Callable 9/20/21 @ 100(a)	252,220
580,000	Danske Bank A/S, 3.88%, 9/12/23(a)	601,381
1,100,000	Danske Bank A/S, 5.38%, 1/12/24(a)	1,207,202
200,000	Danske Bank A/S, 3.24%(US0003M+159bps), 12/20/25, Callable 12/20/24 @ 100(a)	201,990
400,000	HSBC Holdings plc, 3.40%, 3/8/21	405,926
90,000	HSBC Holdings plc, 5.10%, 4/5/21	93,238
732,000	HSBC Holdings plc, 2.95%, 5/25/21	740,841
590,000	HSBC Holdings plc, 2.65%, 1/5/22	596,532
2,053,000	HSBC Holdings plc, 3.26%(US0003M+106bps), 3/13/23, Callable 3/13/22 @ 100	2,098,642
200,000	HSBC Holdings plc, 3.95%(US0003M+99bps), 5/18/24, Callable 5/18/23 @ 100	209,830
210,000	HSBC Holdings plc, 4.58%(US0003M+153bps), 6/19/29, Callable 6/19/28 @ 100	234,451
560,000	ING Bank NV, 5.00%, 6/9/21(a)	583,743
205,000	ING Groep NV, 4.63%, 1/6/26(a)	226,210

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$370,000	ING Groep NV, 3.95%, 3/29/27	$398,135
274,000	Lloyds Banking Group plc, 2.70%, 8/17/20	275,164
208,000	Lloyds Banking Group plc, 3.00%, 1/11/22	211,194
435,000	Lloyds Banking Group plc, 4.05%, 8/16/23	459,229
300,000	Lloyds Banking Group plc, 2.91%(US0003M+81bps), 11/7/23, Callable 11/7/22 @ 100	304,493
280,000	Lloyds Banking Group plc, 3.90%, 3/12/24	295,177
1,041,000	Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/1/21	1,051,196
3,125,000	Mitsubishi UFJ Financial Group, Inc., 3.20%, 7/18/29	3,233,374
200,000	Mizuho Financial Group, Inc., 2.27%, 9/13/21	200,544
210,000	Mizuho Financial Group, Inc., 2.95%, 2/28/22	213,631
220,000	Mizuho Financial Group, Inc., 3.92%(US0003M+100bps), 9/11/24, Callable 9/11/23 @ 100	230,778
2,395,000	Mizuho Financial Group, Inc., 2.84%(US0003M+98bps), 7/16/25, Callable 7/16/24 @ 100	2,415,378
1,015,000	Mizuho Financial Group, Inc., 2.56%(US0003M+110bps), 9/13/25, Callable 9/13/24 @ 100	1,012,904
364,000	Mizuho Financial Group, Inc., 2.87%(US0003M+131bps), 9/13/30, Callable 9/13/29 @ 100	366,618
570,000	Rabobank Nederland NY, Series G, 2.50%, 1/19/21	572,616
58,000	Royal Bank of Canada, Series G, 3.70%, 10/5/23, MTN	61,186
180,000	Royal Bank of Canada, Series G, 2.55%, 7/16/24	182,769
50,000	Santander UK Group Holdings plc, 3.13%, 1/8/21	50,409
760,000	Santander UK plc, 5.00%, 11/7/23(a)	823,497
755,000	Societe Generale SA, 2.63%, 9/16/20^(a)	757,951
1,375,000	Standard Chartered plc, 2.25%, 4/17/20(a)	1,376,269
210,000	Standard Chartered plc, 3.95%, 1/11/23(a)	216,425
199,000	Sumitomo Mitsui Financial Group, Inc., 3.10%, 1/17/23	203,621
200,000	Sumitomo Mitsui Financial Group, Inc., 2.45%, 9/27/24	200,399
288,000	Sumitomo Mitsui Financial Group, Inc., 2.63%, 7/14/26	288,606
325,000	Sumitomo Mitsui Financial Group, Inc., 3.45%, 1/11/27	340,309
355,000	Sumitomo Mitsui Financial Group, Inc., 3.04%, 7/16/29	361,743
360,000	Svenska Handelsbanken AB, 1.88%, 9/7/21	359,208

		41,879,713

Beverages (0.1%):
3,050,000	Suntory Holdings, Ltd., 2.25%, 10/16/24, Callable 9/16/24 @ 100(a)	3,031,965

Biotechnology (0.1%):
962,000	Shire Acquisitions Investments, 2.40%, 9/23/21, Callable 8/23/21 @ 100	967,049
1,734,000	Shire Acquisitions Investments, 3.20%, 9/23/26, Callable 6/23/26 @ 100	1,786,158

		2,753,207

Principal Amount		Fair Value
Yankee Dollars, continued
Building Products (0.0%†):
$19,000	Johnson Controls International plc, 3.90%, 2/14/26, Callable 11/14/25 @ 100	$20,185

Capital Markets (0.7%):
352,000	Credit Suisse Group AG, 3.87%(US0003M+141bps), 1/12/29, Callable 1/12/28 @ 100(a)	374,054
1,775,000	Credit Suisse Group Fun, Ltd., 2.75%, 3/26/20	1,778,326
250,000	Credit Suisse Group Fun, Ltd., 3.45%, 4/16/21	253,721
180,000	Deutsche Bank AG, 2.95%, 8/20/20	180,329
206,000	Deutsche Bank AG, 4.10%, 1/13/26	210,228
2,000	Macquarie Group, Ltd., 4.65%(US0003M+173bps), 3/27/29, Callable 3/27/28 @ 100(a)	2,213
7,000	Macquarie Group, Ltd., 5.03%(US0003M+175bps), 1/15/30, Callable 1/15/29 @ 100(a)	7,924
1,980,000	UBS AG, 2.20%, 6/8/20, Callable 5/8/20 @ 100(a)	1,982,465
1,135,000	UBS AG, 2.45%, 12/1/20, Callable 11/1/20 @ 100(a)	1,138,607
400,000	UBS Group AG, 3.00%, 4/15/21(a)	404,809
4,825,000	UBS Group AG, 2.86%(US0003M+95bps), 8/15/23, Callable 8/15/22 @ 100(a)	4,886,306
395,000	UBS Group AG, 4.13%, 9/24/25(a)	427,593
2,027,000	UBS Group Funding, 2.65%, 2/1/22(a)	2,048,962

		13,695,537

Chemicals (0.0%†):
250,000	Air Liquide Finance SA, 1.75%, 9/27/21, Callable 8/27/21 @ 100(a)	249,077
220,000	LYB International Finance BV, 4.00%, 7/15/23	234,623
240,000	Methanex Corp., 5.25%, 12/15/29, Callable 9/15/29 @ 100	247,931

		731,631

Communications Equipment (0.0%†):
125,000	Tyco Electronics Group SA, 3.45%, 8/1/24, Callable 5/1/24 @ 100	130,359
6,000	Tyco Electronics Group SA, 3.13%, 8/15/27, Callable 5/15/27 @ 100	6,156

		136,515

Construction & Engineering (0.1%):
1,695,000	Vinci SA, 3.75%, 4/10/29, Callable 1/30/29 @ 100(a)	1,843,162

Consumer Finance (0.1%):
1,675,000	Hyundai Capital Services, Inc., 3.00%, 8/29/22(a)	1,695,720
1,390,000	Hyundai Capital Services, Inc., 3.75%, 3/5/23(a)	1,434,452

		3,130,172

Diversified Financial Services (0.7%):
159,000	BP Capital Markets plc, 3.81%, 2/10/24	169,751
245,000	Corp. Financiera de Desarrollo SA, 4.75%, 7/15/25(a)	267,969
1,789,000	GE Capital International Funding, 4.42%, 11/15/35	1,902,514
1,425,000	Mitsubishi UFJ Trust & Banking Corp., 2.65%, 10/19/20(a)	1,431,458
349,000	Nvent Finance Sarl, 4.55%, 4/15/28, Callable 1/15/28 @ 100	361,892
1,500,000	NXP BV/NXP Funding LLC, 4.13%, 6/1/21(a)	1,537,500
1,396,000	NXP BV/NXP Funding LLC, 4.63%, 6/1/23(a)	1,491,975
267,000	NXP BV/NXP Funding LLC, 4.88%, 3/1/24, Callable 2/1/24 @ 100(a)	290,029

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Yankee Dollars, continued
Diversified Financial Services, continued
$393,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30%, 6/18/29, Callable 3/18/29 @ 100(a)	$424,440
2,676,000	ORIX Corp., 2.90%, 7/18/22	2,721,227
79,000	ORIX Corp., 4.05%, 1/16/24	83,909
90,000	ORIX Corp., 3.25%, 12/4/24	93,375
2,740,000	Shell International Finance BV, 3.25%, 5/11/25	2,896,655
160,000	Shell International Finance BV, 2.50%, 9/12/26	162,436
22,000	Shell International Finance BV, 4.55%, 8/12/43	26,594
20,000	Total Capital Canada, Ltd., 2.75%, 7/15/23	20,476
140,000	Total Capital International SA, 2.75%, 6/19/21	141,826
80,000	Total Capital International SA, 2.88%, 2/17/22	81,644
112,000	Total Capital International SA, 3.70%, 1/15/24	118,912
210,000	Total Capital International SA, 3.75%, 4/10/24	224,300
495,000	Total Capital International SA, 2.43%, 1/10/25, Callable 10/10/24 @ 100	500,804

		14,949,686

Diversified Telecommunication Services (0.0%†):
305,000	Deutsche Telekom International Finance BV, 2.82%, 1/19/22, Callable 12/19/21 @ 100(a)	309,427

Food & Staples Retailing (0.0%†):
850,000	Seven & I Holdings Co., Ltd., 3.35%, 9/17/21(a)	866,385

Insurance (0.1%):
19,000	Aon plc, 3.88%, 12/15/25, Callable 9/15/25 @ 100	20,391
81,000	Aon plc, 4.45%, 5/24/43, Callable 2/24/43 @ 100	87,014
839,000	Aon plc, 4.60%, 6/14/44, Callable 3/14/44 @ 100	953,837
75,000	Aon plc, 4.75%, 5/15/45, Callable 11/15/44 @ 100	87,813
175,000	Trinity Acquistion plc, 4.40%, 3/15/26, Callable 12/15/25 @ 100	189,374

		1,338,429

Interactive Media & Services (0.1%):
490,000	Baidu, Inc., 4.38%, 5/14/24, Callable 4/14/24 @ 100	522,278
475,000	Baidu, Inc., 4.38%, 3/29/28, Callable 12/29/27 @ 100^	515,105
1,511,000	Tencent Holdings, Ltd., 2.99%, 1/19/23, Callable 12/19/22 @ 100(a)	1,530,739
515,000	Tencent Holdings, Ltd., 3.60%, 1/19/28, Callable 10/19/27 @ 100(a)	538,829

		3,106,951

Internet & Direct Marketing Retail (0.0%†):
320,000	Alibaba Group Holding, Ltd., 2.80%, 6/6/23, Callable 5/6/23 @ 100	325,093
460,000	Alibaba Group Holding, Ltd., 4.40%, 12/6/57, Callable 6/6/57 @ 100	526,675

		851,768

Machinery (0.0%†):
19,000	CNH Industrial NV, 4.50%, 8/15/23	20,253
110,000	CNH Industrial NV, 3.85%, 11/15/27, Callable 8/15/27 @ 100	114,606
560,000	Ingersoll-Rand Luxembourg Finance SA, 3.50%, 3/21/26, Callable 1/21/26 @ 100	585,917

		720,776

Media (0.0%†):
460,000	Sky, Ltd., 3.75%, 9/16/24(a)	492,288

Principal Amount		Fair Value
Yankee Dollars, continued
Metals & Mining (0.1%):
$755,000	Anglo American Capital plc, 3.63%, 9/11/24(a)	$784,256
1,610,000	Anglo American Capital plc, 4.88%, 5/14/25(a)	1,764,963
105,000	ArcelorMittal, 3.60%, 7/16/24	107,543
35,000	ArcelorMittal, 6.13%, 6/1/25	40,284
321,000	ArcelorMittal, 4.55%, 3/11/26	340,613
226,000	Teck Resources, Ltd., 6.13%, 10/1/35	263,538
5,000	Teck Resources, Ltd., 6.00%, 8/15/40, Callable 2/15/40 @ 100	5,578
25,000	Teck Resources, Ltd., 6.25%, 7/15/41, Callable 1/15/41 @ 100	28,598

		3,335,373

Oil, Gas & Consumable Fuels (0.4%):
555,000	Ecopetrol SA, 4.13%, 1/16/25	583,444
4,155,000	Petroleos Mexicanos, 6.50%, 3/13/27	4,399,663
883,000	Petroleos Mexicanos, 5.63%, 1/23/46	794,879
37,000	Shell International Finance BV, 2.38%, 8/21/22	37,487
788,000	Shell International Finance BV, 4.13%, 5/11/35	920,736
68,000	Shell International Finance BV, 6.38%, 12/15/38	99,344
289,000	Suncor Energy, Inc., 5.95%, 12/1/34	376,969
60,000	Suncor Energy, Inc., 6.80%, 5/15/38	85,586
208,000	Suncor Energy, Inc., 6.50%, 6/15/38	289,123
24,000	TransCanada PipeLines, Ltd., 3.75%, 10/16/23, Callable 7/16/23 @ 100	25,161
898,000	TransCanada PipeLines, Ltd., 4.88%, 1/15/26, Callable 10/15/25 @ 100	1,003,919
416,000	TransCanada PipeLines, Ltd., 4.25%, 5/15/28, Callable 2/15/28 @ 100	460,529
85,000	TransCanada PipeLines, Ltd., 4.63%, 3/1/34, Callable 12/1/33 @ 100	97,224
136,000	TransCanada PipeLines, Ltd., 5.85%, 3/15/36	164,918
245,000	TransCanada PipeLines, Ltd., 6.10%, 6/1/40	318,443

		9,657,425

Pharmaceuticals (0.3%):
1,346,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	1,377,110
137,000	Actavis Funding SCS, 3.80%, 3/15/25, Callable 12/15/24 @ 100	143,591
1,240,000	Actavis Funding SCS, 4.55%, 3/15/35, Callable 9/15/34 @ 100	1,318,429
118,000	Allergan Funding SCS, 3.85%, 6/15/24, Callable 3/15/24 @ 100	123,683
1,840,000	Takeda Pharmaceutical Co., Ltd., 5.00%, 11/26/28, Callable 8/26/28 @ 100	2,142,555

		5,105,368

Professional Services (0.0%†):
62,000	IHS Markit, Ltd., 4.00%, 3/1/26, Callable 12/1/25 @ 100(a)	65,255

Real Estate Management & Development (0.0%†):
250,000	Mitsui Fudosan Co., Ltd., 2.95%, 1/23/23, Callable 12/23/22 @ 100(a)	253,438

Sovereign Bond (1.3%):
3,516,000	Colombia Government International Bond, 3.88%, 4/25/27, Callable 1/25/27 @ 100	3,716,348
275,000	Colombia Government International Bond, 4.50%, 3/15/29, Callable 12/15/28 @ 100	304,432

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Yankee Dollars, continued
Sovereign Bond, continued
$5,119,000	Mexico Government International Bond, 4.15%, 3/28/27	$5,474,608
910,000	Mexico Government International Bond, 3.75%, 1/11/28	943,922
589,561	Oriental Republic of Uruguay, 4.50%, 8/14/24^	637,588
2,175,000	Oriental Republic of Uruguay, 4.38%, 10/27/27	2,400,657
420,000	Panama Government International Bond, 3.88%, 3/17/28, Callable 12/17/27 @ 100	456,750
689,000	Province of Manitoba, 3.05%, 5/14/24	719,252
704,000	Republic of Chile, 3.24%, 2/6/28, Callable 11/6/27 @ 100	738,402
595,000	Republic of Colombia, 4.50%, 1/28/26, Callable 10/28/25 @ 100	647,461
581,000	Republic of Indonesia, 4.10%, 4/24/28	631,144
575,000	Republic of Panama, 4.00%, 9/22/24, Callable 6/22/24 @ 100	614,531
540,000	Republic of Panama, 4.50%, 5/15/47	642,600
980,000	Republic of Peru, 4.13%, 8/25/27	1,096,644
281,000	Republic of Peru, 5.63%, 11/18/50	408,513
3,200,000	Republic of Philippines, 3.00%, 2/1/28	3,325,750
2,506,000	United Mexican States, 4.13%, 1/21/26	2,669,153
3,263,000	United Mexican States, 4.50%, 4/22/29	3,578,287

		29,006,042

Wireless Telecommunication Services (0.1%):
60,000	Vodafone Group plc, 3.75%, 1/16/24	63,308
645,000	Vodafone Group plc, 4.13%, 5/30/25	697,248
109,000	Vodafone Group plc, 4.38%, 5/30/28	120,604
33,000	Vodafone Group plc, 5.00%, 5/30/38	38,497
406,000	Vodafone Group plc, 4.38%, 2/19/43	437,965
1,233,000	Vodafone Group plc, 5.25%, 5/30/48	1,492,439
3,000	Vodafone Group plc, 5.13%, 6/19/59	3,529

		2,853,590

Total Yankee Dollars (Cost $136,543,893)		142,016,767

Municipal Bonds (0.6%):
Ohio (0.0%†):
490,000	City of Cleveland Airport System Revenue, 2.88%, 1/1/31	483,351

Massachusetts (0.2%):
1,265,000	Commonwealth of Massachusetts, GO, 2.90%, 9/1/49	1,197,512
1,260,000	Massachusetts School Building Authority Revenue, 3.40%, 10/15/40, Continuously Callable @ 100	1,262,040
450,000	Massachusetts School Building Authority Revenue, Series B, 5.00%, 10/15/41, Pre-refunded 10/15/21 @ 100	481,514
1,780,000	Massachusetts Water Resources Authority Revenue, 3.10%, 8/1/39, Continuously Callable @ 100	1,716,471

		4,657,537

Florida (0.0%†):
140,000	County of Miami-Dade FL Aviation Revenue, 3.28%, 10/1/29	146,278

Principal Amount		Fair Value
Municipal Bonds, continued
Florida, continued
$520,000	County of Miami-Dade FL Water & Sewer System Revenue, 3.49%, 10/1/42, Continuously Callable @ 100	$521,560

		667,838

New Jersey (0.1%):
575,000	New Jersey State Transportation Authority Revenue, 6.56%, 12/15/40	783,156
800,000	New Jersey State Transportation Trust Fund Authority Revenue, Series AA, 5.00%, 6/15/36, Continuously Callable @ 100	859,640
270,000	New Jersey Transportation Trust Fund Authority Revenue, 4.13%, 6/15/42	268,431
350,000	Rutgers The State University of New Jersey Revenue, 3.27%, 5/1/43	346,434

		2,257,661

New York (0.1%):
885,000	New York State Thruway Authority Revenue, 2.90%, 1/1/35	883,080

California (0.1%):
1,055,000	San Diego Community College District, GO, 3.34%, 8/1/43, Continuously Callable @100	1,045,442
160,000	State of California, GO, 7.63%, 3/1/40	256,141
347,000	University of California Revenue, 4.77%, 5/15/15	418,978
50,000	University of California Revenue, 4.86%, 5/15/12	61,196

		1,781,757

Oregon (0.0%†):
635,000	State of Oregon Department of Transportation Revenue, 3.17%, 11/15/38, Continuously Callable @100	634,625

Nebraska (0.1%):
1,175,000	University of Nebraska Facilities Corp. Revenue, 3.04%, 10/1/49	1,119,058

Total Municipal Bonds (Cost $12,453,978)		12,484,907

U.S. Government Agency Mortgages (30.8%):
Federal Home Loan Bank (0.2%)
4,080,000	3.56%, 5/16/33	4,593,444

		4,593,444

Federal Home Loan Mortgage Corporation (5.6%)
765,105	2.50%, 2/1/24, Pool #G14989	772,498
3,650,000	Class A2, Series KC02, 3.37%, 7/25/25	3,805,527
1,161,638	Class A1, 2.75%, 3/25/27	1,186,613
246,623	3.00%, 9/1/27, Pool #U70060	253,860
3,185,000	Class A2, Series K076, 3.90%, 4/25/28	3,519,871
11,000	Class A2, Series K078, 3.85%, 6/25/28	12,106
129,872	3.00%, 7/1/28, Pool #U79018	133,250
1,800,000	Class A2, Series K083, 4.05%, 9/25/28	2,009,376
591,000	2.63%, 9/15/29(c)	469,305
44,640	3.00%, 1/1/30, Pool #V60696	45,979
58,835	3.00%, 1/1/30, Pool #V60724	60,591
90,436	2.50%, 3/1/30, Pool #V60770	91,763
207,060	3.00%, 5/1/30, Pool #J31689	212,283
148,247	2.50%, 5/1/30, Pool #V60796	150,508

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$222,513	2.50%, 5/1/30, Pool #J31728	$226,667
103,318	2.50%, 5/1/30, Pool #J31418	105,287
393,150	3.00%, 6/1/30, Pool #V60840	404,922
37,038	2.50%, 7/1/30, Pool #J32209	37,745
9,953	2.50%, 7/1/30, Pool #V60905	10,102
9,922	2.50%, 7/1/30, Pool #J32491	10,108
188,352	3.00%, 7/1/30, Pool #G15520	193,638
38,916	2.50%, 7/1/30, Pool #J32204	39,429
21,649	3.00%, 7/1/30, Pool #J32181	22,197
165,665	2.50%, 8/1/30, Pool #V60886	168,830
39,571	3.00%, 8/1/30, Pool #V60909	40,752
25,181	3.00%, 8/1/30, Pool #J32436	25,882
131,733	2.50%, 8/1/30, Pool #V60902	134,253
409,668	2.50%, 9/1/30, Pool #V60904	414,112
127,397	2.50%, 9/1/30, Pool #V60903	129,080
190,000	6.75%, 3/15/31	274,934
197,000	2.88%, 3/15/31(c)	148,362
652,025	2.50%, 4/1/31, Pool #G16186	661,783
126,105	5.50%, 2/1/35, Pool #G04692	141,982
189,878	6.00%, 4/1/39, Pool #G07613	218,712
37,389	4.50%, 12/1/39, Pool #A90196	40,719
32,740	4.50%, 7/1/40, Pool #A93010	35,542
45,091	4.00%, 8/1/40, Pool #A93534	48,432
254,301	4.00%, 9/1/40, Pool #A93851	275,830
695,387	4.50%, 9/1/40, Pool #A93700	750,857
44,000	4.00%, 10/1/40, Pool #A95923	46,721
41,295	4.00%, 11/1/40, Pool #A95144	43,837
36,268	4.00%, 11/1/40, Pool #A94977	38,500
36,367	4.00%, 11/1/40, Pool #A94779	38,592
2,586	4.00%, 4/1/41, Pool #Q00093	2,763
104,879	4.50%, 5/1/41, Pool #Q00804	113,680
118,221	4.50%, 5/1/41, Pool #Q00959	128,141
469,826	Class FL, Series 4248, 2.19%(US0001M+45bps), 5/15/41	468,678
525,357	5.50%, 6/1/41, Pool #G07553	585,640
588,704	3.50%, 10/1/41, Pool #G08462	618,175
36,399	4.00%, 10/1/41, Pool #Q03841	38,683
116,423	5.00%, 10/1/41, Pool #G07642	129,704
70,494	4.00%, 10/1/41, Pool #Q04022	74,913
249,644	3.50%, 4/1/42, Pool #Q07417	264,665
283,100	3.50%, 4/1/42, Pool #C03811	297,364
15,306	3.50%, 5/1/42, Pool #Q07896	16,067
8,169	3.50%, 5/1/42, Pool #Q08306	8,614
26,611	3.50%, 5/1/42, Pool #Q08239	28,062
400,639	3.50%, 8/1/42, Pool #Q10724	420,516
236,911	3.50%, 8/1/42, Pool #G07106	251,163
33,383	3.50%, 8/1/42, Pool #Q12162	35,380
20,131	3.50%, 10/1/42, Pool #Q11909	21,340
35,655	3.50%, 10/1/42, Pool #Q11750	37,022
461,100	3.50%, 11/1/42, Pool #Q13134	484,797
274,850	3.00%, 12/1/42, Pool #C04320	284,847
324,187	3.00%, 1/1/43, Pool #Q14866	331,623
395,707	3.00%, 3/1/43, Pool #Q16567	408,835
201,943	3.00%, 3/1/43, Pool #Q16403	205,946
297,002	3.00%, 3/1/43, Pool #Q16673	302,053
101,439	3.00%, 4/1/43, Pool #Q17095	104,266

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$139,162	3.50%, 6/1/43, Pool #Q18718	$148,430
221,099	3.50%, 7/1/43, Pool #Q20206	236,286
1,144,864	3.00%, 8/1/43, Pool #G07550	1,182,718
122,936	3.50%, 8/1/43, Pool #Q21320	129,347
3,333,485	3.00%, 9/1/43, Pool #G60675	3,438,756
97,240	4.00%, 9/1/43, Pool #Q21579	105,385
282,841	3.00%, 10/1/43, Pool #G60037	293,178
256,812	4.50%, 12/1/43, Pool #G60018	272,731
3,985,379	3.50%, 12/1/43, Pool #G60270	4,225,571
308,421	4.50%, 12/1/43, Pool #Q23779	331,942
11,640,407	3.50%, 1/1/44, Pool #G07922	12,388,964
25,164	3.50%, 1/1/44, Pool #Q24368	26,893
5,988,857	3.50%, 1/1/44, Pool #G60271	6,325,699
899,805	Class XZ, Series 4316, 4.50%, 3/15/44	1,065,820
16,438	3.50%, 4/1/44, Pool #Q25812	17,314
138,712	4.00%, 4/1/44, Pool #Q25643	149,466
991,990	3.50%, 4/1/44, Pool #G07848	1,059,817
1,320,358	Class ZX, Series 4352, 4.00%, 4/15/44	1,474,298
48,880	3.50%, 5/1/44, Pool #Q26362	51,478
26,879	3.50%, 5/1/44, Pool #Q26218	28,645
18,420	3.50%, 5/1/44, Pool #Q25988	19,403
20,481	3.50%, 5/1/44, Pool #Q26452	21,574
122,884	3.50%, 6/1/44, Pool #Q28764	130,281
23,382	3.50%, 6/1/44, Pool #Q26707	24,621
175,057	4.00%, 7/1/44, Pool #G60901	186,335
24,711	3.50%, 7/1/44, Pool #Q27319	26,342
516,233	4.00%, 8/1/44, Pool #G07786	559,891
91,111	3.50%, 8/1/44, Pool #Q27843	95,948
19,554	3.50%, 9/1/44, Pool #Q28763	20,521
111,530	3.50%, 9/1/44, Pool #Q28605	117,484
42,513	3.50%, 9/1/44, Pool #Q28604	45,325
2,909	3.50%, 11/1/44, Pool #Q29911	3,051
8,021	3.50%, 11/1/44, Pool #Q29697	8,413
31,807	3.50%, 1/1/45, Pool #Q31122	33,510
47,171	3.50%, 1/1/45, Pool #Q30876	49,490
35,316	4.00%, 2/1/45, Pool #Q31338	38,125
15,168	4.00%, 2/1/45, Pool #Q31128	16,377
104,536	3.50%, 5/1/45, Pool #Q33606	110,114
14,373	3.50%, 5/1/45, Pool #Q33131	15,146
102,459	3.50%, 6/1/45, Pool #Q34176	107,915
2,868	3.50%, 7/1/45, Pool #Q34960	3,021
3,379,195	3.50%, 8/1/45, Pool #G60138	3,584,832
28,652	3.50%, 9/1/45, Pool #Q36302	30,520
266,108	4.00%, 10/1/45, Pool #Q36972	282,307
11,274	3.50%, 10/1/45, Pool #V81932	11,830
36,652	4.00%, 12/1/45, Pool #Q37955	39,577
42,996	4.00%, 12/1/45, Pool #Q37957	46,177
453,875	3.50%, 1/1/46, Pool #G60393	479,358
33,993	3.50%, 2/1/46, Pool #V82209	35,679
324,946	3.50%, 3/1/46, Pool #Q39250	342,628
382,283	3.50%, 5/1/46, Pool #G60561	402,728
1,427,873	3.00%, 6/1/46, Pool #Q41070	1,464,042
3,784,962	3.50%, 7/1/46, Pool #G60658	4,009,664
605,942	4.00%, 7/1/46, Pool #V82528	641,400
314,880	4.00%, 8/1/46, Pool #V82553	333,149
8,833,818	3.00%, 8/1/46, Pool #G60717	9,077,767

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$702,081	Class FB, Series 4606, 2.24%(US0001M+50bps), 8/15/46	$704,132
518,072	3.00%, 9/1/46, Pool #G60718	529,980
47,086	4.00%, 9/1/46, Pool #G60729	49,835
1,430,180	3.00%, 9/1/46, Pool #Q42979	1,462,784
3,177,334	3.00%, 9/1/46, Pool #Q43104	3,264,901
99,773	4.00%, 10/1/46, Pool #V82661	105,618
1,711,348	3.00%, 12/1/46, Pool #V82781	1,740,064
551,794	3.00%, 12/1/46, Pool #Q44853	567,051
522,684	3.00%, 12/1/46, Pool #Q45064	534,675
128,128	3.00%, 12/1/46, Pool #Q45083	132,617
259,380	3.00%, 12/1/46, Pool #Q45080	264,275
212,291	3.00%, 12/1/46, Pool #Q45079	218,243
2,138,045	4.00%, 2/1/47, Pool #V82929	2,281,199
953,998	3.50%, 3/1/47, Pool #G60968	988,516
2,343,681	4.50%, 7/1/47, Pool #G61047	2,541,897
170,035	3.50%, 7/1/47, Pool #Q53113	180,158
631,619	3.50%, 10/1/47, Pool #G61178	670,782
815,518	3.50%, 12/1/47, Pool #G61208	866,100
11,787,335	3.50%, 12/1/47, Pool #G67706	12,395,932
189,221	3.50%, 1/1/48, Pool #Q53648	197,106
1,991,343	3.50%, 1/1/48, Pool #Q53747	2,067,206
94,170	3.50%, 1/1/48, Pool #Q53630	100,013
2,781,895	4.50%, 8/1/48, Pool #G67715	3,026,908
31,999	2.50%, 11/1/49, Pool #SD8023	31,734
11,999,998	2.50%, 12/1/49, Pool #SD8029	11,869,706

		125,272,989

Federal National Mortgage Association (18.1%)
5,630,000	4.50%, 2/25/25, TBA	5,933,492
118,199	2.50%, 9/1/27, Pool #AP5205	119,783
181,161	2.50%, 9/1/27, Pool #AB6194	183,631
41,936	2.50%, 2/1/28, Pool #AB8446	42,461
61,122	3.00%, 4/1/28, Pool #AT3121	63,327
90,495	2.50%, 4/1/28, Pool #AB8870	91,686
64,341	3.00%, 5/1/28, Pool #AT6033	66,637
248,474	2.50%, 8/1/28, Pool #AS0190	251,734
1,289,000	Class A2, Series 2018-M14, 3.58%, 8/25/28, Pool #A2	1,395,252
1,122,572	3.50%, 9/1/28, Pool #AL4245	1,170,179
137,560	3.00%, 10/1/28, Pool #AU8774	142,513
300,943	3.50%, 10/1/28, Pool #AV0198	313,697
15,235	3.00%, 10/1/28, Pool #AQ4132	15,576
474,226	3.50%, 11/1/28, Pool #AV1360	494,387
16,482	3.00%, 11/1/28, Pool #AV0298	16,851
383,198	3.00%, 4/1/29, Pool #AW0937	395,135
257,077	3.00%, 5/1/29, Pool #AW2544	266,925
532,523	3.00%, 6/1/29, Pool #AS2676	549,099
135,692	3.00%, 7/1/29, Pool #AW1281	140,018
622,399	3.00%, 7/1/29, Pool #AW4229	646,254
1,069,863	3.00%, 9/1/29, Pool #AL6897	1,110,907
359,629	3.50%, 9/1/29, Pool #AL5806	374,057
337,159	3.00%, 9/1/29, Pool #AS3220	347,641
160,517	3.50%, 9/1/29, Pool #AX0105	166,949
192,561	3.00%, 10/1/29, Pool #AS3594	199,941
45,341	3.50%, 10/1/29, Pool #AX2741	47,157
257,434	3.50%, 12/1/29, Pool #AS3988	267,756

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$732,945	3.00%, 1/1/30, Pool #AL6144	$755,796
2,605,000	2.68%, 1/15/30(c)	2,046,178
27,737	2.50%, 2/1/30, Pool #AS4485	28,211
31,469	2.50%, 2/1/30, Pool #AS4488	31,876
104,260	2.50%, 2/1/30, Pool #BM3403	105,696
400,000	3.50%, 2/25/30, TBA	411,344
144,981	3.00%, 3/1/30, Pool #AL6583	150,536
206,517	2.50%, 3/1/30, Pool #AS4688	210,159
96,233	2.50%, 4/1/30, Pool #AY3416	97,935
117,339	3.00%, 4/1/30, Pool #AL6584	121,065
71,854	3.00%, 5/1/30, Pool #AL6761	74,620
45,098	2.50%, 5/1/30, Pool #AY0828	45,890
3,901,000	2.71%, 5/15/30(c)	3,036,574
391,529	3.00%, 6/1/30, Pool #AL9381	406,570
159,206	2.50%, 7/1/30, Pool #AS5403	161,217
95,732	3.00%, 7/1/30, Pool #AL7139	98,772
27,326	2.50%, 7/1/30, Pool #AS5405	27,709
28,270	3.00%, 7/1/30, Pool #AX9700	29,119
115,883	3.00%, 7/1/30, Pool #AX9701	119,568
16,169	3.00%, 7/1/30, Pool #AZ2297	16,662
43,630	2.50%, 7/1/30, Pool #AZ2170	44,402
22,156	3.50%, 8/1/30, Pool #AS5707	23,265
13,885	3.00%, 8/1/30, Pool #AZ8597	14,308
103,856	3.50%, 8/1/30, Pool #AS5708	108,088
26,219	3.00%, 8/1/30, Pool #AZ7833	27,014
102,246	2.50%, 8/1/30, Pool #AS5614	104,056
143,503	3.00%, 8/1/30, Pool #AS5623	148,472
126,220	3.00%, 8/1/30, Pool #AS5622	130,230
24,144	3.00%, 8/1/30, Pool #AX3298	24,878
77,119	2.50%, 8/1/30, Pool #AS5548	78,094
160,019	3.00%, 8/1/30, Pool #AL7227	165,542
313,395	2.50%, 8/1/30, Pool #BM3552	317,423
182,085	3.00%, 8/1/30, Pool #AL7225	187,876
192,341	2.50%, 8/1/30, Pool #AS5616	195,645
786,759	3.50%, 8/1/30, Pool #AL7430	818,256
51,142	3.00%, 9/1/30, Pool #AZ5719	52,689
34,223	3.00%, 9/1/30, Pool #AL7320	35,536
99,377	3.00%, 9/1/30, Pool #AS5714	102,542
115,061	2.50%, 9/1/30, Pool #AS5872	117,096
89,835	2.50%, 9/1/30, Pool #AS5786	90,969
130,495	3.00%, 9/1/30, Pool #AS5728	134,463
101,196	2.50%, 11/1/30, Pool #AS6115	102,929
109,978	2.50%, 11/1/30, Pool #AS6141	111,916
101,958	2.50%, 11/1/30, Pool #AS6142	103,249
15,300	2.50%, 11/1/30, Pool #AL7800	15,562
106,997	2.50%, 11/1/30, Pool #AS6116	108,491
2,108,027	3.00%, 1/1/31, Pool #BM3537	2,169,468
177,563	2.50%, 3/1/31, Pool #BM1595	180,009
172,665	2.50%, 6/1/31, Pool #AS7320	174,725
308,079	2.50%, 7/1/31, Pool #AS7617	311,750
270,895	2.50%, 7/1/31, Pool #AS7605	274,125
61,765	4.00%, 8/1/31, Pool #AY4707	64,779
13,274	2.50%, 8/1/31, Pool #BC2777	13,432
44,163	4.00%, 8/1/31, Pool #AY4688	46,058
2,204,199	3.00%, 8/1/31, Pool #AL9376	2,288,863
190,629	3.00%, 9/1/31, Pool #AL9378	196,172

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$1,239,795	2.50%, 10/1/31, Pool #AS8195	$1,258,933
675,124	2.50%, 10/1/31, Pool #AS8208	683,182
521,828	2.50%, 10/1/31, Pool #AS8193	528,566
113,455	2.00%, 10/1/31, Pool #MA2774	113,526
383,503	2.50%, 10/1/31, Pool #AS8009	388,451
2,510,706	2.50%, 10/1/31, Pool #BC4773	2,549,463
360,877	2.50%, 11/1/31, Pool #BC2631	367,074
670,148	2.00%, 11/1/31, Pool #BM3054	670,568
535,986	2.00%, 11/1/31, Pool #AS8251	536,324
178,474	2.00%, 11/1/31, Pool #BC9040	178,585
34,660	2.00%, 11/1/31, Pool #AS8291	34,681
419,085	2.50%, 11/1/31, Pool #AS8240	424,086
274,480	2.50%, 11/1/31, Pool #AS8241	278,007
179,893	2.50%, 11/1/31, Pool #BC2629	182,045
195,005	2.50%, 11/1/31, Pool #BC2628	198,020
200,199	2.50%, 11/1/31, Pool #AS8245	203,295
152,084	2.00%, 12/1/31, Pool #MA2845	152,180
37,077	2.50%, 2/1/32, Pool #BM1036	37,703
20,796	3.00%, 2/1/32, Pool #BE5670	21,507
1,176,101	3.50%, 2/1/32, Pool #AS8885	1,226,153
644,310	3.00%, 3/1/32, Pool #AS9327	666,350
585,461	2.50%, 3/1/32, Pool #AS9321	590,925
625,342	2.50%, 3/1/32, Pool #AS9318	632,618
672,768	2.50%, 3/1/32, Pool #AS9319	682,109
341,779	2.50%, 3/1/32, Pool #AS9317	345,756
404,502	2.50%, 3/1/32, Pool #AS9316	409,048
905,848	2.00%, 3/1/32, Pool #BM3061	906,417
2,722,099	3.50%, 4/1/32, Pool #BM3503	2,873,616
1,954,908	3.50%, 5/1/32, Pool #BM1602	2,036,612
2,914,620	3.00%, 6/1/32, Pool #BM1791	3,012,432
908,705	2.50%, 8/1/32, Pool #BM3578	921,797
356,220	3.00%, 9/1/32, Pool #BM3240	369,140
97,678	3.50%, 11/1/32, Pool #BJ2054	103,123
119,720	5.50%, 1/1/33, Pool #676661	134,686
65,484	3.50%, 1/1/33, Pool #BJ2096	69,011
1,787,956	2.50%, 2/1/33, Pool #BM3793	1,806,597
81,814	5.50%, 5/1/33, Pool #555424	91,439
135,031	4.00%, 9/1/33, Pool #BK7642	143,241
533,600	4.00%, 10/1/33, Pool #CA2406	562,021
384,663	4.00%, 10/1/33, Pool #CA2528	407,093
387,507	4.00%, 10/1/33, Pool #CA2527	405,483
742,123	4.00%, 10/1/33, Pool #CA2404	786,262
405,038	4.00%, 11/1/33, Pool #CA2555	428,785
2,356,652	4.00%, 11/1/33, Pool #CA2557	2,483,860
1,900,000	5.00%, 1/25/35, TBA	1,991,141
200,000	4.50%, 1/25/35, TBA	205,563
642,766	5.00%, 2/1/35, Pool #735226	716,555
195,523	5.50%, 2/1/35, Pool #735989	221,275
48,879	5.00%, 3/1/35, Pool #735288	54,379
17,736	6.00%, 4/1/35, Pool #735504	20,261
91,462	5.00%, 9/1/35, Pool #889974	102,048
194,190	4.00%, 1/1/36, Pool #AB0686	208,239
453,476	5.50%, 9/1/36, Pool #995113	512,257
50,331	3.00%, 10/1/36, Pool #AL9227	51,350
374,607	3.00%, 11/1/36, Pool #AS8348	387,103
151,028	3.00%, 11/1/36, Pool #AS8349	155,636

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$439,473	3.00%, 12/1/36, Pool #AS8553	$453,408
338,441	3.00%, 12/1/36, Pool #BE1896	350,120
21,482	5.50%, 2/1/38, Pool #961545	23,900
14,275	6.00%, 3/1/38, Pool #889529	16,481
79,315	5.50%, 5/1/38, Pool #889441	88,403
105,913	5.50%, 5/1/38, Pool #889692	119,244
46,402	6.00%, 5/1/38, Pool #889466	53,573
70,824	5.50%, 6/1/38, Pool #995018	79,631
20,612	5.50%, 9/1/38, Pool #889995	23,117
48,293	6.00%, 10/1/38, Pool #889983	55,145
253,467	5.50%, 1/1/39, Pool #AB0200	291,260
111,825	4.50%, 4/1/39, Pool #930922	121,781
118,726	4.50%, 5/1/39, Pool #AL1472	129,261
1,124,529	5.00%, 6/1/39, Pool #AL7521	1,254,574
725,236	6.00%, 7/1/39, Pool #BF0056	825,088
54,659	5.50%, 10/1/39, Pool #AD0362	61,340
1,807,398	3.00%, 11/1/39, Pool # MA3831	1,850,740
50,724	5.50%, 12/1/39, Pool #AD0571	56,620
334,752	5.50%, 12/1/39, Pool #AC6680	383,774
6,941,977	4.50%, 1/1/40, Pool #AC8568	7,553,295
44,222	5.50%, 3/1/40, Pool #AL5304	49,176
41,302	4.50%, 4/1/40, Pool #AD4038	44,816
324,977	6.00%, 4/1/40, Pool #AL4141	371,223
60,810	6.50%, 5/1/40, Pool #AL1704	70,230
97,997	4.50%, 7/1/40, Pool #AD7127	103,460
168,265	4.00%, 7/1/40, Pool #AE0113	179,646
89,579	4.50%, 7/1/40, Pool #AB1226	97,236
4,144	4.00%, 8/1/40, Pool #AD9136	4,444
300,273	4.00%, 8/1/40, Pool #AE0216	322,059
36,861	6.00%, 9/1/40, Pool #AE0823	41,525
328,295	4.00%, 10/1/40, Pool #AE7535	352,052
817,001	4.00%, 10/1/40, Pool #AB1614	876,281
54,362	4.00%, 11/1/40, Pool #AE8407	58,316
36,472	4.00%, 12/1/40, Pool #AH0006	39,114
244,705	4.00%, 12/1/40, Pool #AH0946	262,459
2,680,000	Class CY, Series 2010-136, 4.00%, 12/25/40	2,971,830
68,644	4.00%, 1/1/41, Pool #AL7167	71,493
9,238,683	Class ZA, Series 2011-8, 4.00%, 2/25/41, Callable 10/25/28 @ 100	9,830,003
548,017	4.00%, 4/1/41, Pool #AI1186	587,579
79,082	6.00%, 6/1/41, Pool #AL4142	90,091
775,478	5.00%, 7/1/41, Pool #AL7524	859,153
49,408	4.50%, 7/1/41, Pool #AB3314	53,533
634,783	4.00%, 9/1/41, Pool #AJ1541	680,577
945,506	5.50%, 9/1/41, Pool #AL8430	1,062,015
57,748	4.00%, 9/1/41, Pool #AI5228	61,937
48,320	4.50%, 9/1/41, Pool #AI8961	52,379
44,520	4.00%, 10/1/41, Pool #AC9312	47,742
2,863,421	4.00%, 11/1/41, Pool #AJ4701	3,070,616
47,500	4.00%, 12/1/41, Pool #AJ7684	50,929
145,370	4.00%, 12/1/41, Pool #AB4054	155,849
1,257,369	4.00%, 1/1/42, Pool #AB4307	1,347,939
302,738	3.50%, 1/1/42, Pool #AW8154	318,755
43,682	3.50%, 1/1/42, Pool #AK2073	45,981
148,055	4.00%, 2/1/42, Pool #AB4530	158,851
138,760	3.50%, 4/1/42, Pool #AO0777	142,744

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$49,198	3.50%, 4/1/42, Pool #AK7510	$51,720
258,916	4.00%, 5/1/42, Pool #AO2961	277,679
22,471	3.50%, 5/1/42, Pool #AO2881	23,639
93,809	4.00%, 5/1/42, Pool #A02114	100,640
82,770	4.00%, 5/1/42, Pool #AT6144	88,744
83,815	4.00%, 6/1/42, Pool #AL2003	89,938
38,459	3.50%, 6/1/42, Pool #AL2168	40,446
44,428	3.50%, 6/1/42, Pool #AO3107	46,728
23,122	3.50%, 6/1/42, Pool #AO3048	24,319
36,242	3.50%, 6/1/42, Pool #AK9225	38,116
56,969	4.00%, 7/1/42, Pool #AL2607	61,091
3,081,181	4.00%, 7/1/42, Pool #AL2160	3,307,234
53,272	3.50%, 7/1/42, Pool #AO9707	56,034
184,162	4.00%, 7/1/42, Pool #AL4244	197,558
1,042,003	4.00%, 8/1/42, Pool #AL2242	1,118,220
85,851	3.50%, 8/1/42, Pool #AO7152	90,295
45,279	4.00%, 9/1/42, Pool #AX3706	48,548
283,293	4.50%, 9/1/42, Pool #AL2482	308,502
91,001	4.00%, 9/1/42, Pool #AL2901	97,671
407,113	3.50%, 10/1/42, Pool #AB6512	419,218
125,160	3.00%, 10/1/42, Pool #AP9726	129,155
212,396	3.00%, 12/1/42, Pool #AB7271	219,171
100,045	3.50%, 12/1/42, Pool #AQ7127	104,760
216,910	4.00%, 12/1/42, Pool #AL6055	232,744
407,806	3.50%, 12/1/42, Pool #AL8045	431,223
780,576	3.00%, 12/1/42, Pool #AB7269	805,466
174,710	3.00%, 12/1/42, Pool #AB7425	177,464
535,066	3.00%, 1/1/43, Pool #AB7458	552,146
523,210	3.00%, 1/1/43, Pool #AB7497	539,932
556,441	3.00%, 1/1/43, Pool #AB7567	574,154
1,870,935	4.50%, 1/1/43, Pool #AL8206	2,036,297
360,481	3.00%, 1/1/43, Pool #AB7755	370,565
288,349	3.00%, 1/1/43, Pool #AB7565	297,542
141,156	4.00%, 1/1/43, Pool #AL7369	151,662
217,141	3.50%, 2/1/43, Pool #AL2935	228,343
195,885	3.00%, 2/1/43, Pool #AB7762	201,349
198,839	3.00%, 2/1/43, Pool #AB8558	204,409
127,417	3.00%, 3/1/43, Pool #AR9218	129,237
31,306	3.50%, 3/1/43, Pool #AR8128	32,437
577,223	3.50%, 3/1/43, Pool #AL3409	597,871
99,920	3.00%, 3/1/43, Pool #AR7576	101,350
87,749	3.00%, 3/1/43, Pool #AR7568	89,002
384,370	3.00%, 3/1/43, Pool #AR9194	395,118
370,976	3.00%, 3/1/43, Pool #AB8701	381,348
48,670	3.00%, 3/1/43, Pool #AB8712	50,032
125,702	3.00%, 3/1/43, Pool #AB8830	129,209
43,201	3.50%, 3/1/43, Pool #AR9203	45,289
223,766	4.00%, 3/1/43, Pool #AL3300	240,150
17,662	3.50%, 3/1/43, Pool #AT0310	18,300
15,103	3.50%, 3/1/43, Pool #AR6909	15,651
179,099	3.00%, 4/1/43, Pool #AT2040	181,655
105,688	3.00%, 4/1/43, Pool #AT2043	107,203
48,438	3.00%, 4/1/43, Pool #AB9033	49,789
138,950	3.00%, 4/1/43, Pool #AR8630	140,920
21,397	3.50%, 4/1/43, Pool #AT3019	22,174
356,337	3.00%, 4/1/43, Pool #AB9016	366,287

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$110,139	3.00%, 4/1/43, Pool #AB8923	$111,718
95,186	3.00%, 4/1/43, Pool #AB8924	96,545
55,292	3.00%, 4/1/43, Pool #AT2037	56,080
91,406	3.50%, 5/1/43, Pool #AB9255	95,818
32,975	3.50%, 5/1/43, Pool #MA1440	34,568
186,017	3.00%, 5/1/43, Pool #AB9462	191,221
141,624	3.00%, 5/1/43, Pool #AL3759	145,582
375,810	3.00%, 5/1/43, Pool #AT2719	386,321
141,305	3.00%, 5/1/43, Pool #AT6654	145,261
258,174	3.00%, 5/1/43, Pool #AB9173	265,399
22,641	3.50%, 6/1/43, Pool #AB9567	23,737
205,613	3.00%, 6/1/43, Pool #AB9662	211,360
78,491	3.00%, 6/1/43, Pool #AT7676	80,689
14,272	3.00%, 6/1/43, Pool #AB9564	14,672
392,537	3.50%, 7/1/43, Pool #AT9667	411,532
589,887	3.00%, 7/1/43, Pool #AL5778	606,390
147,659	3.50%, 7/1/43, Pool #AR7145	154,721
2,624,481	3.00%, 7/1/43, Pool #AB9940	2,697,957
581,104	3.50%, 7/1/43, Pool #AU0918	609,249
63,740	3.50%, 7/1/43, Pool #AT3906	66,806
194,710	3.50%, 7/1/43, Pool #AT8464	203,452
413,275	3.50%, 7/1/43, Pool #AL4010	433,259
465,978	3.50%, 8/1/43, Pool #AS0209	488,491
114,904	3.50%, 8/1/43, Pool #AU0570	120,472
97,669	3.50%, 8/1/43, Pool #AU0613	102,400
47,985	3.50%, 8/1/43, Pool #AU3270	50,310
12,536	3.50%, 8/1/43, Pool #AT7333	13,140
477,538	3.00%, 8/1/43, Pool #AS0331	490,903
14,270	3.50%, 8/1/43, Pool #AU3032	14,964
16,166	3.50%, 9/1/43, Pool #AT7267	16,950
1,541,984	4.00%, 10/1/43, Pool #BM1502	1,651,056
104,316	4.00%, 10/1/43, Pool #AL7577	112,126
1,022,007	3.50%, 11/1/43, Pool #AL9745	1,079,082
1,210,379	5.00%, 12/1/43, Pool #AL7777	1,335,247
89,743	3.50%, 1/1/44, Pool #AS1703	95,522
94,868	3.50%, 1/1/44, Pool #AS1539	100,984
116,436	4.00%, 3/1/44, Pool #AV6577	124,578
3,298,647	3.50%, 5/1/44, Pool #BM5002	3,458,529
9,876	3.50%, 6/1/44, Pool #AS2591	10,389
22,294	3.50%, 6/1/44, Pool #AW6405	23,462
23,133	4.00%, 7/1/44, Pool #AW7055	24,779
1,461,988	4.00%, 8/1/44, Pool #AL5601	1,581,720
861,371	4.00%, 8/1/44, Pool #890629	931,818
658,985	5.00%, 11/1/44, Pool #AL8878	724,365
16,054	4.00%, 12/1/44, Pool #AY0299	17,295
193,958	4.00%, 12/1/44, Pool #AX9372	207,694
15,708	4.00%, 12/1/44, Pool #AX6255	16,922
610,636	4.00%, 1/1/45, Pool #AS4083	653,875
170,058	4.00%, 1/1/45, Pool #AY0367	182,092
64,561	4.00%, 1/1/45, Pool #AX8713	69,177
450,343	3.50%, 2/1/45, Pool #BM1100	472,125
27,239	4.00%, 2/1/45, Pool #AY1866	29,994
99,847	4.00%, 2/1/45, Pool #AY2693	109,860
157,112	4.00%, 2/1/45, Pool #AS4308	169,442
22,748	4.00%, 5/1/45, Pool #AY8218	24,361
686,753	4.00%, 5/1/45, Pool #AS5017	755,917

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$61,283	4.00%, 5/1/45, Pool #AY9770	$67,482
353,837	5.00%, 6/1/45, Pool #BM3784	388,731
413,928	3.50%, 7/1/45, Pool #AS5459	440,917
1,064,604	3.50%, 7/1/45, Pool #AS5453	1,122,067
55,451	3.50%, 8/1/45, Pool #AS5640	58,448
211,730	4.50%, 9/1/45, Pool #AL7936	232,467
39,601	4.00%, 10/1/45, Pool #AZ9244	42,405
501,214	3.50%, 10/1/45, Pool #MA2414	525,347
37,304	4.00%, 10/1/45, Pool #BA2878	39,942
41,908	4.00%, 10/1/45, Pool #BA2879	45,211
38,368	4.00%, 10/1/45, Pool #AZ9243	42,242
92,230	4.00%, 10/1/45, Pool #AL7442	101,528
41,305	4.00%, 10/1/45, Pool #BA2877	45,436
125,208	4.00%, 10/1/45, Pool #AL7443	134,105
10,460	4.50%, 11/1/45, Pool #AS6233	11,077
187,623	4.00%, 11/1/45, Pool #BA2905	200,968
1,509,980	3.50%, 11/1/45, Pool #BM1124	1,605,393
93,139	3.50%, 11/1/45, Pool #AS6195	99,220
130,094	4.00%, 11/1/45, Pool #BA2904	143,193
109,922	4.50%, 11/1/45, Pool #AL9501	120,347
417,635	4.00%, 12/1/45, Pool #AS6347	450,443
57,549	4.00%, 12/1/45, Pool #BA2924	62,073
110,414	4.00%, 12/1/45, Pool #BA4736	121,545
336,465	4.50%, 12/1/45, Pool #BM1756	359,862
122,377	4.00%, 12/1/45, Pool #BA4737	131,065
387,485	3.50%, 12/1/45, Pool #AL9635	408,098
147,503	4.00%, 1/1/46, Pool #BA4781	159,047
258,383	4.00%, 2/1/46, Pool #AS6662	275,200
482,087	3.50%, 3/1/46, Pool #AS6823	507,424
408,392	3.50%, 4/1/46, Pool #AS7015	426,303
192,919	3.50%, 4/1/46, Pool #AL8521	201,867
5,126,920	3.50%, 4/1/46, Pool #BC5981	5,363,493
299,173	3.50%, 5/1/46, Pool #AL8570	315,343
125,456	3.00%, 6/1/46, Pool #AS7370	130,163
63,156	3.50%, 6/1/46, Pool #BC1154	67,130
1,595,386	3.50%, 6/1/46, Pool #AS7383	1,679,289
1,694,430	4.00%, 6/1/46, Pool #AL9093	1,805,739
1,316,133	3.50%, 6/1/46, Pool #AS7353	1,385,479
28,005	3.00%, 6/1/46, Pool #AS7365	28,517
224,002	3.00%, 6/1/46, Pool #AS7362	229,204
3,111,023	3.00%, 7/1/46, Pool #BC1450	3,180,522
4,284,014	4.00%, 7/1/46, Pool #AL8857	4,590,189
861,470	4.50%, 7/1/46, Pool #BM1920	944,226
3,468,147	3.50%, 7/1/46, Pool #BA7748	3,586,531
599,466	4.50%, 7/1/46, Pool #BM3053	662,417
50,267	4.00%, 8/1/46, Pool #BD4900	54,206
34,976	4.00%, 8/1/46, Pool #BD3933	37,715
705,924	3.50%, 8/1/46, Pool #AL8952	743,038
33,187	3.00%, 8/1/46, Pool #AL9031	34,420
3,291,660	3.00%, 8/1/46, Pool #BC1486	3,365,154
1,143,785	Class UF, Series 2016-48, 2.19%(US0001M+40bps), 8/25/46	1,139,571
27,018	4.00%, 9/1/46, Pool #BD7826	29,122
2,079,830	3.00%, 9/1/46, Pool #BD1469	2,124,342
741,512	3.00%, 9/1/46, Pool #AL9214	758,060
20,061	3.50%, 9/1/46, Pool #BE0547	21,124

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$2,734,163	3.00%, 9/1/46, Pool #AS7847	$2,795,203
181,898	3.00%, 9/1/46, Pool #AS7889	188,711
648,254	3.50%, 9/1/46, Pool #AL9511	679,631
339,059	3.00%, 9/1/46, Pool #AS7878	346,927
261,402	3.00%, 9/1/46, Pool #AL9045	266,196
105,151	4.00%, 9/1/46, Pool #BD1481	113,427
749,047	3.00%, 10/1/46, Pool #AL9215	769,421
556,001	3.00%, 10/1/46, Pool #AL9266	568,407
902,055	3.00%, 10/1/46, Pool #BD8925	922,961
4,430,713	3.00%, 10/1/46, Pool #BD3309	4,533,467
256,488	3.00%, 11/1/46, Pool #AL9481	262,451
40,045	3.50%, 11/1/46, Pool #BE1932	42,138
5,805,518	4.00%, 11/1/46, Pool #AS8374	6,183,095
1,531,926	4.00%, 11/1/46, Pool #AS8379	1,652,036
502,162	3.50%, 11/1/46, Pool #BM1938	525,498
265,594	3.00%, 11/1/46, Pool #BD9643	272,825
695,200	3.00%, 11/1/46, Pool #BD9644	714,160
642,830	3.00%, 11/1/46, Pool #BD8962	657,684
389,244	3.00%, 11/1/46, Pool #BD9645	397,982
295,112	4.00%, 11/1/46, Pool #BC9012	318,244
33,083	3.50%, 11/1/46, Pool #BC7299	34,836
94,459	3.50%, 11/1/46, Pool #BD8477	99,463
297,140	3.00%, 11/1/46, Pool #BD9641	304,054
949,708	3.50%, 11/1/46, Pool #BD8970	995,557
823,149	3.00%, 11/1/46, Pool #AL9325	845,522
4,393,942	3.50%, 11/1/46, Pool #AL9424	4,625,818
648,168	3.50%, 11/1/46, Pool #AS8371	688,943
1,275,633	3.50%, 12/1/46, Pool #AS8493	1,346,622
1,654,894	3.00%, 12/1/46, Pool #AS8486	1,690,368
113,984	3.50%, 12/1/46, Pool #AL9593	119,524
638,410	3.50%, 12/1/46, Pool #BC9084	667,978
184,458	3.00%, 1/1/47, Pool #AS8589	188,024
433,891	4.00%, 1/1/47, Pool #BD2439	472,638
229,573	3.50%, 1/1/47, Pool #BD8531	242,473
742,246	3.50%, 1/1/47, Pool #AS8653	778,726
288,777	3.50%, 1/1/47, Pool #AL9774	307,622
112,642	3.50%, 1/1/47, Pool #BE4913	117,440
1,907,267	3.50%, 1/1/47, Pool #AL9725	2,031,755
94,642	3.00%, 2/1/47, Pool #BD5056	96,966
372,972	3.00%, 2/1/47, Pool #BD5049	381,998
931,804	3.50%, 2/1/47, Pool #BM3792	982,350
306,907	3.50%, 2/1/47, Pool #BE3188	324,650
2,015,017	4.00%, 3/1/47, Pool #890824	2,180,572
2,846,736	4.00%, 3/1/47, Pool #BM1155	3,033,849
810,381	3.00%, 3/1/47, Pool #AS8925	836,350
658,689	3.00%, 3/1/47, Pool #AS8936	668,239
184,865	3.50%, 5/1/47, Pool #BM1937	196,944
726,732	3.50%, 5/1/47, Pool #BM1174	767,243
770,214	4.00%, 5/1/47, Pool #BH0398	822,304
594,968	3.50%, 6/1/47, Pool #BM1902	628,056
633,202	4.00%, 7/1/47, Pool #BH3401	675,674
410,600	3.50%, 7/1/47, Pool #BM1571	433,793
854,890	4.00%, 8/1/47, Pool #BM1619	912,893
95,150	3.50%, 9/1/47, Pool #BH8295	100,457
252,251	3.50%, 9/1/47, Pool #BM1822	263,133
399,025	4.50%, 10/1/47, Pool #BM3052	439,240

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$543,234	3.50%, 10/1/47, Pool #BM1952	$571,433
102,525	3.50%, 11/1/47, Pool #CA0681	107,848
636,927	3.50%, 11/1/47, Pool #CA0689	668,282
773,178	3.50%, 12/1/47, Pool #BM3282	820,721
486,203	4.50%, 12/1/47, Pool #BH7067	523,273
49,374	3.50%, 12/1/47, Pool #BM3327	52,227
509,951	4.00%, 12/1/47, Pool #BM3261	555,519
3,421,861	3.50%, 12/1/47, Pool #BH7060	3,615,655
683,004	3.50%, 12/1/47, Pool #BM3326	706,518
1,266,174	3.50%, 1/1/48, Pool #CA0993	1,336,994
1,401,749	3.50%, 1/1/48, Pool #CA1058	1,449,936
261,431	3.50%, 1/1/48, Pool #BJ5879	272,921
49,928	3.50%, 1/1/48, Pool #BJ8650	52,132
132,181	3.50%, 1/1/48, Pool #BJ8120	140,303
79,808	3.50%, 1/1/48, Pool #BJ8126	84,298
213,807	4.00%, 2/1/48, Pool #BJ9057	228,212
1,068,195	4.00%, 2/1/48, Pool #CA1199	1,129,686
224,040	4.00%, 2/1/48, Pool #BJ9058	238,542
1,577,886	4.00%, 2/1/48, Pool #CA1255	1,668,823
1,687,497	4.00%, 3/1/48, Pool #CA1372	1,801,828
181,691	4.00%, 4/1/48, Pool #BM3762	197,971
3,578,504	4.00%, 4/1/48, Pool #CA1541	3,831,856
683,684	4.00%, 4/1/48, Pool #CA1549	741,257
193,521	4.00%, 4/1/48, Pool #BM3763	208,605
5,250,440	4.00%, 4/1/48, Pool #CA1545	5,552,723
296,303	4.50%, 4/1/48, Pool #BM3846	327,534
6,371,150	4.50%, 5/1/48, Pool #CA1704	6,911,441
650,570	5.00%, 6/1/48, Pool #CA2317	697,403
165,929	4.50%, 7/1/48, Pool #BK6113	182,922
31,371	4.50%, 7/1/48, Pool #BK4471	34,029
3,500,456	5.00%, 9/1/48, Pool #MA3472	3,741,467
343,361	5.00%, 10/1/48, Pool #MA3501	367,002
572,402	5.00%, 10/1/48, Pool #BK7881	613,610
514,865	5.00%, 11/1/48, Pool #MA3527	549,851
179,529	5.00%, 12/1/48, Pool #BN4404	190,982
420,684	5.00%, 1/1/49, Pool #BN4430	447,522
511,445	5.00%, 1/1/49, Pool #BN3949	546,521
14,984,000	4.50%, 1/25/49, TBA	15,773,000
66,449,000	4.00%, 1/25/49, TBA	69,106,959
7,186,095	4.00%, 8/1/49, Pool #CA3944	7,611,925
251,950	4.00%, 8/1/49, Pool #CA3972	271,785
64,000	5.00%, 1/25/50, TBA	68,420
4,823,000	6.00%, 1/25/50, TBA	5,371,805
500,055	3.50%, 1/25/50, TBA	514,353
1,700,000	5.50%, 1/25/50, TBA	1,829,625
24,670,000	4.00%, 2/25/50, TBA	25,668,363

		404,599,468

Government National Mortgage Association (6.9%)
19,419	4.50%, 9/15/33, Pool #615516	20,916
67,189	5.00%, 12/15/33, Pool #783571	71,134
19,758	6.50%, 8/20/38, Pool #4223	23,255
15,927	6.50%, 10/15/38, Pool #673213	17,412
10,760	6.50%, 11/20/38, Pool #4292	12,664
20,077	6.50%, 12/15/38, Pool #782510	22,068
225,424	5.00%, 1/15/39, Pool #782557	240,558
150,984	5.00%, 4/15/39, Pool #782619	168,425

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$103,303	5.00%, 4/15/39, Pool #711939	$114,608
17,414	4.00%, 4/20/39, Pool #4422	18,202
14,458	5.00%, 6/15/39, Pool #782696	16,127
59,111	4.00%, 7/20/39, Pool #4494	62,733
95,503	5.00%, 10/20/39, Pool #4559	105,102
11,097	4.50%, 12/20/39, Pool #G24598	12,177
30,382	4.50%, 1/15/40, Pool #728627	32,810
13,912	4.50%, 1/20/40, Pool #4617	15,267
10,996	4.50%, 2/20/40, Pool #G24636	12,068
76,409	5.00%, 5/15/40, Pool #782958	83,357
749	4.50%, 5/20/40, Pool #G24696	820
66,717	5.00%, 6/15/40, Pool #697862	74,089
71,409	4.50%, 7/15/40, Pool #745793	76,608
650,595	4.50%, 7/15/40, Pool #733795	702,208
28,371	4.50%, 7/20/40, Pool #4746	31,078
53,645	4.50%, 8/20/40, Pool #4771	58,759
16,391	4.00%, 9/20/40, Pool #G24800	17,398
26,119	4.50%, 9/20/40, Pool #748948	27,525
132,281	4.50%, 10/15/40, Pool #783609	144,450
418,417	4.00%, 10/20/40, Pool #G24833	444,111
48,548	4.50%, 10/20/40, Pool #4834	53,181
772,733	4.00%, 11/20/40, Pool #4853	820,149
378,521	4.00%, 12/20/40, Pool #G24882	401,765
162,860	4.00%, 1/15/41, Pool #759138	172,830
334,687	4.00%, 1/20/41, Pool #4922	355,244
40,405	4.50%, 2/15/41, Pool #738019	44,040
1,299,936	4.00%, 2/20/41, Pool #742887	1,400,351
5,664	4.00%, 2/20/41, Pool #4945	6,029
108,742	4.00%, 3/15/41, Pool #762838	115,368
7,709	5.00%, 4/20/41, Pool #5018	8,524
16,762	5.00%, 6/20/41, Pool #5083	18,536
127,052	4.50%, 6/20/41, Pool #783590	134,514
53,572	4.50%, 7/20/41, Pool #754367	55,927
294,385	4.50%, 7/20/41, Pool #5115	322,516
8,472	5.00%, 7/20/41, Pool #5116	9,180
411,096	4.00%, 7/20/41, Pool #742895	440,235
87,349	4.50%, 7/20/41, Pool #783584	92,482
96,221	4.50%, 11/15/41, Pool #783610	105,084
258,082	3.50%, 1/15/42, Pool #553461	271,388
350,982	4.00%, 4/20/42, Pool #MA0023	373,633
138,346	5.00%, 7/20/42, Pool #MA0223	148,203
436,490	3.50%, 4/15/43, Pool #AD2334	454,063
663,723	3.50%, 4/20/43, Pool #MA0934	697,890
370,966	3.50%, 5/20/43, Pool #MA1012	390,073
31,238	4.00%, 7/20/43, Pool #MA1158	33,254
1,321,724	4.50%, 6/20/44, Pool #MA1997	1,424,063
25,650	4.00%, 8/20/44, Pool #AJ2723	27,493
19,348	4.00%, 8/20/44, Pool #AJ4687	20,765
12,295	4.00%, 8/20/44, Pool #AI4166	12,749
27,770	4.00%, 8/20/44, Pool #AI4167	29,798
1,164,409	4.00%, 8/20/44, Pool #MA2149	1,213,375
577,000	5.00%, 12/20/44, Pool #MA2448	625,181
71,205	3.00%, 12/20/44, Pool #MA2444	73,623
1,588,107	Class ZD, Series 2015-3, 4.00%, 1/20/45	1,815,846
579,699	3.00%, 2/15/45, Pool #784439	602,206
1,351,666	3.00%, 4/20/45, Pool #MA2753	1,395,985
3,110,781	3.50%, 4/20/45, Pool #MA2754	3,241,374

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$3,760,933	3.50%, 5/20/45, Pool #MA2826	$3,918,867
72,653	3.00%, 6/20/45, Pool #MA2891	75,212
218,862	3.00%, 7/20/45, Pool #MA2960	226,573
72,269	3.00%, 8/20/45, Pool #MA3033	74,444
442,935	3.00%, 10/20/45, Pool #MA3172	458,537
337,803	5.00%, 12/20/45, Pool #MA3313	375,540
19,150,257	3.50%, 3/20/46, Pool #MA3521	19,921,088
11,845,133	3.50%, 4/20/46, Pool #MA3597	12,281,945
8,076,831	3.00%, 4/20/46, Pool #MA3596	8,331,637
3,754,019	3.50%, 5/20/46, Pool #MA3663	3,910,990
57,381	3.00%, 5/20/46, Pool #MA3662	59,263
7,883,497	3.50%, 6/20/46, Pool #MA3736	8,242,279
1,301,357	3.00%, 6/20/46, Pool #MA3735	1,344,030
2,563,441	3.00%, 7/20/46, Pool #MA3802	2,647,512
1,301,144	3.50%, 7/20/46, Pool #MA3803	1,353,985
11,989,724	3.00%, 8/20/46, Pool #MA3873	12,382,922
5,025,668	3.50%, 9/20/46, Pool #MA3937	5,224,397
5,323,264	3.00%, 9/20/46, Pool #MA3936	5,497,930
149,532	3.50%, 10/20/46, Pool #AX4342	154,347
26,201	4.00%, 10/20/46, Pool #AQ0542	27,424
138,849	3.50%, 10/20/46, Pool #AX4341	146,794
118,111	3.50%, 10/20/46, Pool #AX4343	121,657
325,239	3.50%, 10/20/46, Pool #AX4344	341,166
250,436	3.50%, 10/20/46, Pool #AX4345	260,134
139,489	3.00%, 11/20/46, Pool #MA4068	144,065
403,498	3.00%, 12/20/46, Pool #MA4126	416,526
154,257	4.50%, 3/15/47, Pool #AZ8560	165,643
159,991	4.50%, 4/15/47, Pool #AZ8597	171,796
234,164	4.50%, 4/15/47, Pool #AZ8596	255,201
126,836	4.50%, 5/15/47, Pool #BA7888	138,124
5,958,538	4.00%, 6/20/47, Pool #MA4511	6,231,338
23,986	4.00%, 9/15/47, Pool #BC5919	25,116
33,246	4.00%, 10/15/47, Pool #BD3187	34,761
30,834	4.00%, 10/15/47, Pool #BE1031	32,287
24,082	4.00%, 11/15/47, Pool #BE1030	25,239
4,720,974	4.00%, 11/20/47, Pool #MA4838	4,942,692
34,548	4.00%, 12/15/47, Pool #BE4664	36,171
2,350,814	4.00%, 12/20/47, Pool #MA4901	2,461,220
26,170	4.00%, 1/15/48, Pool #BE0204	27,431
37,220	4.00%, 1/15/48, Pool #BE0143	38,957
742,194	4.50%, 9/20/48, Pool #BD0560	779,315
3,168,958	4.50%, 3/20/49, Pool #MA5818	3,311,959
355,000	5.00%, 1/15/50, TBA	379,018
13,140,000	4.00%, 1/20/50, TBA	13,597,847
645,000	5.00%, 1/20/50, TBA	678,258
2,247,000	4.50%, 1/20/50, TBA	2,348,466
4,780,000	4.00%, 2/20/50, TBA	4,951,034
6,507,797	3.50%, 2/20/50, TBA	6,709,386

		155,313,369

Total U.S. Government Agency Mortgages (Cost $677,111,272)		689,779,270

U.S. Treasury Obligations (29.5%):
U.S. Treasury Bonds (8.1%):
2,480,000	5.38%, 2/15/31	3,330,175
20,525,000	4.75%, 2/15/37	28,273,188
31,340,000	3.13%, 11/15/41	35,614,972
11,080,000	3.63%, 8/15/43	13,616,281
1,205,000	3.13%, 8/15/44	1,373,700

Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Bonds, continued
$15,000	2.50%, 2/15/45	$15,342
955,000	3.00%, 5/15/45	1,068,555
1,770,000	2.88%, 8/15/45	1,938,980
1,543,000	3.00%, 2/15/47	1,738,045
5,645,000	3.00%, 2/15/48	6,360,327
34,590,000	3.13%, 5/15/48(d)	39,924,427
4,420,000	3.38%, 11/15/48	5,346,128
8,700,000	3.00%, 2/15/49	9,837,797
33,500,000	2.38%, 11/15/49	33,484,297

		181,922,214

U.S. Treasury Inflation Index Bonds (0.5%):
8,728,961	1.00%, 2/15/48	9,668,066
1,886,734	1.00%, 2/15/49	2,097,366

		11,765,432

U.S. Treasury Inflation Index Notes (1.1%):
20,174,480	0.63%, 4/15/23	20,481,831
4,004,638	0.50%, 4/15/24	4,068,156

		24,549,987

U.S. Treasury Notes (19.8%):
1,735,000	2.25%, 4/30/21	1,749,639
2,949,000	1.38%, 5/31/21	2,939,784
30,000	2.75%, 8/15/21	30,548
13,940,000	2.75%, 9/15/21	14,205,731
7,865,000	1.50%, 9/30/21	7,852,711
2,370,000	1.50%, 10/31/21	2,366,667
6,035,000	2.88%, 11/15/21	6,176,445
28,340,000	1.50%, 11/30/21^	28,300,147
7,950,000	1.63%, 12/31/21	7,974,844
5,570,000	2.00%, 5/31/24	5,646,588
30,095,000	1.75%, 7/31/24	30,189,047
14,345,000	1.25%, 8/31/24	14,069,307
32,537,000	2.13%, 9/30/24	33,182,656
24,480,000	1.50%, 9/30/24	24,273,450
32,190,000	1.50%, 10/31/24^	31,918,397
6,230,000	1.50%, 11/30/24^	6,178,408
5,615,000	1.75%, 12/31/24	5,632,547
890,000	3.00%, 10/31/25	951,048
1,550,000	2.88%, 11/30/25	1,646,391
14,555,000	2.25%, 3/31/26	14,955,263
2,435,000	2.38%, 4/30/26	2,520,225
1,520,000	2.13%, 5/31/26	1,550,400
2,407,000	1.88%, 6/30/26	2,418,283
2,430,000	1.88%, 7/31/26	2,440,631
30,225,000	1.38%, 8/31/26	29,403,258
10,190,000	1.63%, 9/30/26	10,067,402
50,196,000	1.63%, 10/31/26	49,568,549
47,745,000	1.63%, 11/30/26	47,140,726
9,260,000	1.75%, 12/31/26	9,215,147
12,505,000	2.88%, 8/15/28	13,485,861
1,445,000	3.13%, 11/15/28	1,589,952
2,690,000	2.38%, 5/15/29	2,797,600
6,650,000	1.63%, 8/15/29	6,483,750
24,630,000	1.75%, 11/15/29^	24,275,944

		443,197,346

Total U.S. Treasury Obligations (Cost $644,659,169)		661,434,979

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Commercial Paper (4.0%):
$12,250,000	Boeing Co., 2.12%(c)	$12,204,026
9,000,000	CNH Industrial Capital LLC, 2.33%(c)	8,927,712
13,500,000	ETP Legacy LP, 2.32%(c)	13,494,789
17,250,000	Ford Motor Credit Co., 2.74%(c)	17,015,382
10,750,000	Ford Motor Credit Co., 2.92%(c)	10,539,870
16,250,000	General Electric Co., 2.31%(c)	16,138,216
6,500,000	Jabil, Inc., 2.37%(c)	6,476,529
5,500,000	Southern California Edison Co., 2.12%(c)	5,499,351

Total Commercial Paper (Cost $90,252,189)		90,295,875

Short-Term Securities Held as Collateral for Securities on Loan (3.1%):
69,465,625	BlackRock Liquidity FedFund, Institutional Class, 2.00%(c)(e)	69,465,625

Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan, continued
Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $69,465,625)		$69,465,625

Unaffiliated Investment Companies (1.6%):
Money Markets (1.6%):
$35,385,974	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(c)	$35,385,974

Total Unaffiliated Investment Companies (Cost $35,385,974)		35,385,974

Total Investment Securities (Cost $2,400,716,526) — 109.6%(f)		2,457,088,149
Net other assets (liabilities) — (9.6)%		(217,531,125)

Net Assets — 100.0%		$2,239,557,024

Percentages indicated are based on net assets as of December 31, 2019.

EUR003M—3 Month EUR LIBOR

GO—General Obligation

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $67,844,093.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2019.

(c)	The rate represents the effective yield at December 31, 2019.

(d)	All or a portion of this security has been pledged as collateral for open derivative positions.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Securities Sold Short (-11.4%):

At December 31, 2019, the Fund’s securities sold short were as follows:

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value

U.S. Government Agency Mortgages

Federal National Mortgage Association
Federal National Mortgage Association, TBA	4.00%	1/25/34	$(3,926,000)	$(4,087,948)	$(4,091,628)
Federal National Mortgage Association, TBA	2.50%	2/25/35	(8,261,000)	(8,313,387)	(8,331,993)
Federal National Mortgage Association, TBA	3.00%	2/25/35	(628,000)	(642,055)	(643,234)
Federal National Mortgage Association, TBA	3.50%	2/25/35	(8,704,766)	(9,014,572)	(9,022,354)
Federal National Mortgage Association, TBA	3.00%	1/25/49	(6,752,168)	(6,861,099)	(6,847,120)
Federal National Mortgage Association, TBA	2.50%	1/25/50	(7,161,000)	(7,056,662)	(7,081,558)

Government National Mortgage Association
Government National Mortgage Association, TBA	3.00%	1/20/49	(11,791,500)	(12,099,184)	(12,110,239)

				$(48,074,907)	$(48,128,126)

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2019

Futures Contracts

At December 31, 2019, the Fund’s open futures contracts were as follows:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Euro Buxl 30-Year Bond March Future (Euro)	3/6/20	15	$(3,337,558)	$93,630
Euro Schatz Index March Future (Euro)	3/6/20	195	(24,475,061)	17,220
Euro-Bobl March Futures (Euro)	3/6/20	203	(30,425,638)	156,195
Euro-Bund March Futures (Euro)	3/6/20	118	(22,564,234)	296,096
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/20	172	(24,200,938)	313,695
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/20	605	(77,695,234)	755,984
U.S. Treasury 5-Year Note March Futures (U.S. Dollar)	3/31/20	956	(113,390,563)	412,105

				$2,044,925

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

U.S. Treasury 2-Year Note March Futures (U.S. Dollar)	3/31/20	1,070	$230,585,000	$(72,277)
U.S. Treasury 30-Year Bond March Futures (U.S. Dollar)	3/20/20	62	9,666,188	(216,588)
Ultra Long Term U.S. Treasury Bond March Future (U.S. Dollar)	3/20/20	68	12,352,625	(424,828)

				$(713,693)

Total Net Futures Contracts				$1,331,232

Forward Currency Contracts

At December 31, 2019, the Fund’s open forward currency contracts were as follows:

Currency Purchased	Currency Sold		Counterparty		Settlement Date	Net Unrealized Appreciation/ (Depreciation)

U.S. Dollar	1,019,171	Euro	910,000	Bank National Paribas	2/5/20	$(3,780)
U.S. Dollar	153,664	Euro	139,000	CIBC	2/5/20	(2,589)
U.S. Dollar	3,273,848	Euro	2,945,000	CIBC	2/5/20	(36,690)
U.S. Dollar	233,829	Euro	210,000	CIBC	2/5/20	(2,236)
U.S. Dollar	57,820,196	Euro	52,329,000	Citigroup	2/5/20	(1,003,957)
U.S. Dollar	540,361	Euro	488,000	HSBC	2/5/20	(8,211)
U.S. Dollar	28,766	Euro	26,000	Toronto Dominion Bank	2/5/20	(461)
U.S. Dollar	9,282,497	Euro	8,318,000	Toronto Dominion Bank	2/5/20	(67,946)
U.S. Dollar	464,190	Euro	419,000	Standard Charter Bank	2/5/20	(6,817)
U.S. Dollar	787,011	Euro	712,000	UBS Warburg	2/5/20	(13,364)
U.S. Dollar	207,992	Euro	188,000	Westpac Banking Corp.	2/5/20	(3,343)
U.S. Dollar	973,493	Euro	870,000	Westpac Banking Corp.	2/5/20	(4,493)

Total Net Forward Currency Contracts						$(1,153,887)

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts

Unrealized Depreciation

Forward Currency Contracts	$(1,153,887)

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$2,400,716,526

Investment securities, at value(a)	$2,457,088,149
Segregated cash for collateral for TBA commitments	10,000
Interest and dividends receivable	11,561,950
Foreign currency, at value (cost $1,794,445)	1,811,926
Receivable for capital shares issued	15,639
Receivable for investments sold	21,744,883
Receivable for TBA investments sold	152,579,395
Receivable for variation margin on futures contracts	68,354
Prepaid expenses	7,692

Total Assets	2,644,887,988

Liabilities:
Cash overdraft	266
Unrealized depreciation on forward currency contracts	1,153,887
Payable for investments purchased	25,127,777
Payable for TBA investments purchased	260,124,521
Payable for capital shares redeemed	88,894
Payable for collateral received on loaned securities	69,465,625
Securities sold short (Proceeds received $48,074,907)	48,128,126
Manager fees payable	653,509
Administration fees payable	23,412
Distribution fees payable	466,793
Custodian fees payable	15,965
Administrative and compliance services fees payable	7,814
Transfer agent fees payable	1,265
Trustee fees payable	1,922
Other accrued liabilities	71,188

Total Liabilities	405,330,964

Net Assets	$2,239,557,024

Net Assets Consist of:
Paid in capital	$2,161,596,254
Total distributable earnings	77,960,770

Net Assets	$2,239,557,024

Shares of beneficial interest (unlimited number of shares authorized, no par value)	199,817,469
Net Asset Value (offering and redemption price per share)	$11.21

(a)	Includes securities on loan of $67,844,093.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Interest	$59,743,473
Dividends	410,942
Income from securities lending	180,750

Total Investment Income	60,335,165

Expenses:
Manager fees	7,193,474
Administration fees	668,922
Distribution fees	5,138,207
Custodian fees	79,591
Administrative and compliance services fees	35,120
Transfer agent fees	7,373
Trustee fees	110,642
Professional fees	102,781
Shareholder reports	29,532
Other expenses	57,335

Total expenses	13,422,977

Net Investment Income/(Loss)	46,912,188

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	29,115,852
Net realized gains/(losses) on forward currency contracts	1,097,152
Net realized gains/(losses) on futures contracts	(3,128,216)
Net realized gains/(losses) on securities held short	7,113,130
Change in net unrealized appreciation/depreciation on securities and foreign currencies	82,789,123
Change in net unrealized appreciation/depreciation on forward currency contracts	(1,164,040)
Change in net unrealized appreciation/depreciation on futures contracts	715,895
Change in net unrealized appreciation/depreciation on securities held short	1,671,244

Net realized and Change in net unrealized gains/losses on investments	118,210,140

Change in Net Assets Resulting From Operations	$165,122,328

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$46,912,188	$48,297,697
Net realized gains/(losses) on investments	34,197,918	(35,356,910)
Change in unrealized appreciation/depreciation on investments	84,012,222	(26,304,630)

Change in net assets resulting from operations	165,122,328	(13,363,843)

Distributions to Shareholders:
Distributions	(48,427,627)	(43,264,943)

Change in net assets resulting from distributions to shareholders	(48,427,627)	(43,264,943)

Capital Transactions:
Proceeds from shares issued	365,053,905	93,845,414
Proceeds from dividends reinvested	48,427,627	43,264,943
Value of shares redeemed	(226,936,952)	(192,843,088)

Change in net assets resulting from capital transactions	186,544,580	(55,732,731)

Change in net assets	303,239,281	(112,361,517)
Net Assets:
Beginning of period	1,936,317,743	2,048,679,260

End of period	$2,239,557,024	$1,936,317,743

Share Transactions:
Shares issued	33,064,820	8,778,364
Dividends reinvested	4,323,895	4,180,188
Shares redeemed	(20,402,903)	(18,255,752)

Change in shares	16,985,812	(5,297,200)

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$10.59	$10.89	$10.67	$10.78	$11.13

Investment Activities:
Net Investment Income/(Loss)	0.25 (a)	0.28	0.20	0.09	0.27
Net Realized and Unrealized Gains/(Losses) on Investments	0.64	(0.35)	0.12	0.16	(0.24)

Total from Investment Activities	0.89	(0.07)	0.32	0.25	0.03

Distributions to Shareholders From:
Net Investment Income	(0.27)	(0.23)	(0.10)	(0.22)	(0.24)
Net Realized Gains	—	—	—	(0.14)	(0.14)

Total Dividends	(0.27)	(0.23)	(0.10)	(0.36)	(0.38)

Net Asset Value, End of Period	$11.21	$10.59	$10.89	$10.67	$10.78

Total Return(b)	8.38%	(0.58)%	3.01%	2.28%	0.23%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,239,557	$1,936,318	$2,048,679	$2,009,721	$682,269
Net Investment Income/(Loss)	2.28%	2.41%	1.87%	1.93%	1.65%
Expenses Before Reductions(c)	0.65%	0.65%	0.65%	0.67%	0.66%
Expenses Net of Reductions	0.65%	0.65%	0.65%	0.67%	0.66%
Portfolio Turnover Rate	119%	144%	214%	288%	342%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Enhanced Bond Index Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2019

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $18,100 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $69,465,625 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2019, collateral of $10,000 had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized Gain/(Loss)

AZL Enhanced Bond Index Fund	$—	$685,805	$27,276

Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 changed the amortization period for non-contingently callable debt securities held at a premium. Specifically, it required the premium

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2019

to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. The Fund has adopted ASU 2017-08 on a modified retrospective basis as of January 1, 2019. The adoption of ASU 2017-08 did not have a significant impact on the amortized cost of investments as of January 1, 2019, and had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2019, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2019, the monthly average notional amount for long contracts was $0.4 million, the monthly average notional amount for short contracts was $35.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Futures Contracts

During the year ended December 31, 2019, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for long contracts was $312.8 million and the monthly average notional amount for short contracts was $219.10 million for the year ended December 31, 2019. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$2,044,925	Payable for variation margin on futures contracts*	$713,693

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	—	Unrealized depreciation on forward currency contracts	1,153,887

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(3,128,216)	$715,895

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on futures contracts	1,097,152	(1,164,040)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2019

gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2019. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019.

As of December 31, 2019, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$—	$1,153,887
Futures contracts	68,354	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	68,354	1,153,887
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(68,354)	—

Total assets and liabilities subject to a MNA	$—	$1,153,887

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2019:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Bank National Paribas	$3,780	$—	$—	$—	$3,780
CIBC	41,515	—	—	—	41,515
Citigroup	1,003,957	—	—	—	1,003,957
HSBC	8,211	—	—	—	8,211
Standard Charter Bank	6,817	—	—	—	6,817
Toronto Dominion Bank	68,407	—	—	—	68,407
UBS Warburg	13,364	—	—	—	13,364
Westpac Banking Corp.	7,836	—	—	—	7,836

Total	$1,153,887	$—	$—	$—	$1,153,887

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2019, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2019

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $15,148 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2019

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$70,899,050	$—	$70,899,050
Collateralized Mortgage Obligations	—	121,905,762	—	121,905,762
Corporate Bonds+	—	513,380,310	—	513,380,310
Foreign Bonds+	—	50,039,630	—	50,039,630
Yankee Dollars+	—	142,016,767	—	142,016,767
Municipal Bonds	—	12,484,907	—	12,484,907
U.S. Government Agency Mortgages	—	689,779,270	—	689,779,270
U.S. Treasury Obligations	—	661,434,979	—	661,434,979
Commercial Paper	—	90,295,875	—	90,295,875
Short-Term Securities Held as Collateral for Securities on Loan	69,465,625	—	—	69,465,625
Unaffiliated Investment Companies	35,385,974	—	—	35,385,974

Total Investment Securities	104,851,599	2,352,236,550	—	2,457,088,149

Securities Sold Short	—	(48,128,126)	—	(48,128,126)
Other Financial Instruments:*
Futures Contracts	1,331,232	—	—	1,331,232
Forward Currency Contracts	—	(1,153,887)	—	(1,153,887)

Total Investments	$106,182,831	$2,302,954,537	$—	$2,409,137,368

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally presented in the financial statements at variation margin for futures contracts or at unrealized gain or loss on forward currency contracts.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Enhanced Bond Index Fund	$2,470,132,557	$2,338,036,479

For the year ended December 31, 2019, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Enhanced Bond Index Fund	$1,660,980,871	$1,570,236,135

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2019

may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $2,354,193,838. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$58,949,952
Unrealized (depreciation)	(4,183,767)

Net unrealized appreciation/(depreciation)	$54,766,185

As of the end of its tax year ended December 31, 2019, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

During the year ended December 31, 2019, the Fund utilized $35,210,515 in CLCFs to offset capital gains.

CLCF’s not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Enhanced Bond Index Fund	$7,187,227	$12,605,150	$19,792,377

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Enhanced Bond Index Fund	$48,427,627	$—	$48,427,627

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Enhanced Bond Index Fund	$43,264,943	$—	$43,264,943

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Enhanced Bond Index Fund	$46,897,343	$—	$(19,792,376)	$54,786,182	$81,891,149

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and straddles.

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2019

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 25% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Enhanced Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Enhanced Bond Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® Fidelity Institutional Asset Management®

Multi-Strategy Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund. FIAM LLC and Geode Capital Management, LLC serve as the Subadviser and Sub-Subadviser, respectively, to the Fidelity Institutional Asset Management Fixed-Income Strategy and Geode Equity Strategy, respectively.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2 Shares) (the “Fund”) returned 17.27%. That compared to a 31.49%, 8.72% and 17.55% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Income & Growth Composite Index1, respectively.

Approximately 60% of the Fund’s underlying assets are managed by its subadviser, FIAM, LLC, investing primarily in investment-grade fixed-income securities, and approximately 40% of the Fund’s underlying assets are managed by another subadviser, Geode Capital Management, LLC, investing primarily in large-cap common stocks.*

U.S. equity markets made a strong recovery in early 2019 following a challenging fourth quarter of 2018. The first quarter of 2019 saw U.S. equities return 13.65% (S&P 500), boosted by relatively strong corporate earnings and the Federal Reserve Board’s (the Fed) shift to a more dovish stance. Despite international trade tensions and sluggish global growth, equity gains persisted for the remaining three quarters for the 12-month period under review, as the Fed cut interest rates three times and the domestic economy continued to grow. The S&P 500 Index of large-cap stocks returned 31.49% for the year, while the S&P 400 Index2 returned 26.20% and the S&P 6003 Index returned 22.78%.

The U.S. bond market also benefitted from the Fed’s dovish shift, bouncing back from the heightened volatility it experienced in late 2018. Falling yields boosted fixed-income returns. In particular, September saw 10-year Treasury yields fall to levels last seen in July 2016. Although the Treasury yield curve was partially inverted at the beginning of the year, generating fears of an imminent recession, the curve flattened during the period and steepened in the fourth quarter. Meanwhile, a reduction in credit spreads led corporate bonds and other credit-sensitive bonds to outperform U.S. Government bonds, as investors aimed for higher returns from relatively riskier securities.

The Fund underperformed its composite benchmark during the 12-month period under review, and the Fund’s equity component underperformed the equity benchmark, the S&P 500 Index. Both risk- and growth-oriented stocks performed well during the period compared to stocks displaying attractive valuation. This environment hurt relative results, as the Fund favors value-oriented stocks and generally avoids large overweight positions in more expensive and riskier companies. As such, stock selection was a leading detractor from relative returns, particularly in the healthcare, consumer discretionary and industrials sectors. In contrast, stock selection in materials contributed to relative returns, as did sector allocation, particularly an underweight position in the underperforming energy sector and an overweight to the outperforming communication sector.*

Benefiting from the recovery in risk assets, the Fund’s fixed-income component outperformed its fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Overweight positions in high-yield bonds and investment-grade corporate bonds helped boost the Fund’s relative returns. Both categories saw meaningful reductions in spread as fear of an imminent recession subsided. Within investment-grade corporate bonds, the Fund’s relative results benefited from an overweight position in financials and strong selection among U.S. and European banks, real estate investment trusts4 (REITs) and industrials.*

The Fund held futures to equitize its cash positions during the period. The exposure to this form of derivatives did not materially impact the Fund’s performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income while maintaining prospects for capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	1 Year	3 Year	5 Year	10 Year
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2 Shares)	17.27%	8.48%	5.15%	6.76%
S&P 500 Index	31.49%	15.27%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.75%
Income & Growth Composite Index	17.55%	8.64%	6.62%	7.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2 Shares)	1.01%

The above expense ratio is based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager and the Funds have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.71% for Class 2 Shares through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”) and the Bloomberg Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Income & Growth Composite Index is a blended index comprised of (40%) of the S&P 500 and (60%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fidelity Institutional Asset Management Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$1,000.00	$1,059.50	$3.69	0.71%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$1,000.00	$1,021.63	$3.62	0.71%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Common Stocks	40.4%

Corporate Bonds	18.1

U.S. Treasury Obligations	15.0

U.S. Government Agency Mortgages	13.8

Yankee Dollars	7.6

Short-Term Securities Held as Collateral for Securities on Loan	2.8

Collateralized Mortgage Obligations	2.3

Unaffiliated Investment Companies	1.4

Asset Backed Securities	1.1

Municipal Bonds	0.8

Rights	—	†

Foreign Bonds	—	†

Warrants	—	†

Total Investment Securities	103.3

Net other assets (liabilities)	(3.3)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (40.4%):
Aerospace & Defense (1.0%):
1,078	Boeing Co. (The)	$351,169
7,459	L3harris Technologies, Inc.	1,475,912
1,181	Lockheed Martin Corp.	459,858
12,128	Moog, Inc., Class A	1,034,882
4,374	Northrop Grumman Corp.	1,504,525
10,594	Parson Corp.*	437,320
1,144	Raytheon Co.	251,383
1,467	United Technologies Corp.	219,698

		5,734,747

Airlines (0.0%†):
1,454	Southwest Airlines Co.	78,487

Auto Components (0.0%†):
4,276	BorgWarner, Inc.	185,493

Automobiles (0.2%):
139,152	Ford Motor Co.	1,294,114

Banks (2.3%):
64,986	Bank of America Corp.	2,288,807
33,251	Citigroup, Inc.	2,656,422
34,721	JPMorgan Chase & Co.	4,840,107
54,087	Wells Fargo & Co.	2,909,881

		12,695,217

Beverages (0.4%):
11,504	Coca-Cola Co. (The)	636,746
2,755	Coca-Cola Consolidated, Inc.	782,558
4,221	PepsiCo, Inc.	576,884

		1,996,188

Biotechnology (1.2%):
25,793	AbbVie, Inc.	2,283,713
8,385	Amgen, Inc.	2,021,372
5,377	Biogen, Inc.*	1,595,517
5,881	Gilead Sciences, Inc.	382,147
1,542	Regeneron Pharmaceuticals, Inc.*	578,990

		6,861,739

Building Products (0.0%†):
2,142	Simpson Manufacturing Co., Inc.	171,853

Capital Markets (1.1%):
2,198	Affiliated Managers Group, Inc.	186,259
1,174	Bank of New York Mellon Corp. (The)	59,087
11,022	Invesco, Ltd.	198,176
3,083	MarketAxess Holdings, Inc.	1,168,796
298	Moody’s Corp.	70,748
34,118	Morgan Stanley	1,744,112
2,292	MSCI, Inc.	591,749
2,507	S&P Global, Inc.	684,536
10,127	State Street Corp.	801,046
4,297	T. Rowe Price Group, Inc.	523,546

		6,028,055

Chemicals (0.5%):
8,872	CF Industries Holdings, Inc.	423,549
15,174	Eastman Chemical Co.	1,202,691
34,580	Huntsman Corp.	835,453
301	Sherwin Williams Co.	175,646

		2,637,339

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies (0.5%):
4,587	Cintas Corp.	$1,234,270
11,531	Herman Miller, Inc.	480,266
5,783	KAR Auction Services, Inc.	126,012
7,925	Republic Services, Inc., Class A	710,318
1,734	UniFirst Corp.	350,233
431	Waste Management, Inc.	49,117

		2,950,216

Communications Equipment (0.7%):
26,979	Ciena Corp.*	1,151,734
60,316	Cisco Systems, Inc.	2,892,755

		4,044,489

Construction & Engineering (0.2%):
12,560	EMCOR Group, Inc.	1,083,928

Consumer Finance (0.4%):
15,427	Discover Financial Services	1,308,518
18,955	Synchrony Financial	682,570

		1,991,088

Diversified Consumer Services (0.1%):
19,817	Frontdoor, Inc.*	939,722

Diversified Financial Services (0.3%):
11,080	Berkshire Hathaway, Inc., Class B*	2,509,620
2,943	Cannae Holdings, Inc.*	109,450
18,390	Jefferies Financial Group, Inc.	392,994

		3,012,064

Diversified Telecommunication Services (1.2%):
90,304	AT&T, Inc.	3,529,080
53,092	Verizon Communications, Inc.	3,259,849

		6,788,929

Electric Utilities (0.5%):
29,273	Exelon Corp.	1,334,555
1,082	IDA Corp., Inc.	115,558
17,983	Portland General Electric Co.	1,003,272
5,777	PPL Corp.	207,279

		2,660,664

Electrical Equipment (0.0%†):
241	AMETEK, Inc.	24,037

Electronic Equipment, Instruments & Components (0.1%):
2,979	Itron, Inc.*	250,087
3,365	Keysight Technologies, Inc.*	345,350
2,556	National Instruments Corp.	108,221

		703,658

Energy Equipment & Services (0.0%†):
2,305	Schlumberger, Ltd.	92,661
4,950	Weatherford International plc*	138,353

		231,014

Entertainment (0.4%):
8,960	Electronic Arts, Inc.*	963,290
81	Netflix, Inc.*	26,209
7,152	Walt Disney Co. (The)	1,034,394

		2,023,893

Equity Real Estate Investment Trusts (1.0%):
7,326	American Tower Corp.	1,683,662
688	Corecivic, Inc.	11,957

See accompanying notes to the financial statements.

4

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
11,451	Crown Castle International Corp.	$1,627,760
8,216	Douglas Emmett, Inc.	360,682
1,044	Essex Property Trust, Inc.	314,098
2,888	Gaming and Leisure Properties, Inc.	124,328
16,684	Realty Income Corp.	1,228,443
1,407	VICI Properties, Inc.	35,949

		5,386,879

Food & Staples Retailing (0.7%):
1,956	Costco Wholesale Corp.	574,908
31,327	Kroger Co. (The)	908,170
1,352	US Foods Holding Corp.*	56,635
21,053	Walmart, Inc.	2,501,938

		4,041,651

Food Products (0.3%):
8,648	General Mills, Inc.	463,187
1,303	Hershey Co. (The)	191,515
3,690	Kraft Heinz Co. (The)	118,560
7,284	Tyson Foods, Inc., Class A	663,135

		1,436,397

Gas Utilities (0.0%†):
1,276	UGI Corp.	57,624

Health Care Equipment & Supplies (1.6%):
27,561	Abbott Laboratories	2,393,949
6,200	Boston Scientific Corp.*	280,364
12,011	Danaher Corp.	1,843,448
5,241	Edwards Lifesciences Corp.*	1,222,673
1,209	Envista Holdings Corp.*	35,835
23,469	Hologic, Inc.*	1,225,316
16,224	Medtronic plc	1,840,613

		8,842,198

Health Care Providers & Services (1.1%):
5,510	Anthem, Inc.	1,664,185
14,613	CVS Health Corp.	1,085,600
524	HCA Healthcare, Inc.	77,452
11,835	UnitedHealth Group, Inc.	3,479,254

		6,306,491

Health Care Technology (0.3%):
4,025	Cerner Corp.	295,395
7,933	Veeva Systems, Inc., Class A*	1,115,856

		1,411,251

Hotels, Restaurants & Leisure (0.8%):
1,360	Chipotle Mexican Grill, Inc.*	1,138,470
61,727	Extended Stay America, Inc.	917,263
3,098	McDonald’s Corp.	612,196
38,662	MGM Resorts International	1,286,285
980	Norwegian Cruise Line Holdings, Ltd.*	57,242
22,957	Scientific Games Corp., Class A*	614,788

		4,626,244

Household Durables (0.6%):
22,792	D.R. Horton, Inc.	1,202,278
4,902	Garmin, Ltd.	478,239
4,879	Leggett & Platt, Inc.	248,000
8,639	Lennar Corp., Class A	481,970
315	NVR, Inc.*	1,199,649

		3,610,136

Shares		Fair Value
Common Stocks, continued
Household Products (0.8%):
7,379	Kimberly-Clark Corp.	$1,014,981
29,862	Procter & Gamble Co. (The)	3,729,764

		4,744,745

Independent Power and Renewable Electricity Producers (0.2%):
68,066	AES Corp. (The)	1,354,513

Industrial Conglomerates (0.0%†):
106	Honeywell International, Inc.	18,762

Insurance (1.0%):
5,489	Allstate Corp. (The)	617,238
4,442	CNA Financial Corp.	199,046
18,098	First American Financial Corp.	1,055,475
2,252	FNF Group	102,128
12,377	Hartford Financial Services Group, Inc. (The)	752,150
6,924	Primerica, Inc.	903,997
17,010	Progressive Corp. (The)	1,231,355
766	Selective Insurance Group, Inc.	49,936
4,606	Unum Group	134,311
5,139	WR Berkley Corp.	355,105

		5,400,741

Interactive Media & Services (2.4%):
2,514	Alphabet, Inc., Class A*	3,367,226
3,384	Alphabet, Inc., Class C*	4,524,476
25,731	Facebook, Inc., Class A*	5,281,287

		13,172,989

Internet & Direct Marketing Retail (1.5%):
3,986	Amazon.com, Inc.*	7,365,490
31,436	eBay, Inc.	1,135,154

		8,500,644

IT Services (2.0%):
15,897	Amdocs, Ltd.	1,147,604
1,879	Automatic Data Processing, Inc.	320,370
3,714	Fiserv, Inc.*	429,450
15,742	International Business Machines Corp.	2,110,058
11,238	MasterCard, Inc., Class A	3,355,554
1,984	VeriSign, Inc.*	382,277
17,528	Visa, Inc., Class A	3,293,511

		11,038,824

Machinery (0.7%):
10,932	AGCO Corp.	844,497
3,029	Caterpillar, Inc.	447,323
7,561	Cummins, Inc.	1,353,116
11,096	Dover Corp.	1,278,925
4,503	Rexnord Corp.*	146,888

		4,070,749

Media (0.6%):
42,827	Comcast Corp., Class A	1,925,930
33,494	DISH Network Corp., Class A*	1,188,032

		3,113,962

Metals & Mining (0.2%):
9,556	Reliance Steel & Aluminum Co.	1,144,427

Multiline Retail (0.3%):
11,919	Target Corp.	1,528,135

See accompanying notes to the financial statements.

5

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

+Shares		Fair Value
Common Stocks, continued
Multi-Utilities (0.0%†):
2,673	Dominion Energy, Inc.	$221,378

Oil, Gas & Consumable Fuels (1.3%):
25,347	Chevron Corp.	3,054,567
28,037	ConocoPhillips Co.	1,823,246
33,082	Exxon Mobil Corp.	2,308,462

		7,186,275

Pharmaceuticals (2.3%):
947	Allergan plc	181,038
37,045	Bristol-Myers Squibb Co.	2,377,919
14,880	Eli Lilly & Co.	1,955,678
27,898	Johnson & Johnson Co.	4,069,480
34,162	Merck & Co., Inc.	3,107,034
22,138	Mylan NV*	444,974
16,758	Pfizer, Inc.	656,578

		12,792,701

Professional Services (0.2%):
19,037	Robert Half International, Inc.	1,202,187

Real Estate Management & Development (0.0%†):
2,823	Newmark Group, Inc.	37,983

Road & Rail (0.6%):
21,111	CSX Corp.	1,527,592
9,554	Union Pacific Corp.	1,727,268

		3,254,860

Semiconductors & Semiconductor Equipment (2.1%):
2,810	Advanced Micro Devices, Inc.*	128,867
21,056	Amkor Technology, Inc.*	273,728
27,233	Applied Materials, Inc.	1,662,302
3,512	Cirrus Logic, Inc.*	289,424
56,542	Intel Corp.	3,384,039
343	KLA Corp.	61,112
5,270	Lam Research Corp.	1,540,948
3,992	NVIDIA Corp.	939,318
3,467	ON Semiconductor Corp.*	84,525
9,091	Qorvo, Inc.*	1,056,647
22,960	Qualcomm, Inc.	2,025,761

		11,446,671

Software (3.3%):
572	Adobe, Inc.*	188,651
18,887	Cadence Design Systems, Inc.*	1,310,002
980	DocuSign, Inc.*	72,628
688	Fair Isaac Corp.*	257,780
2,240	Intuit, Inc.	586,723
71,100	Microsoft Corp.	11,212,471
27,557	Nuance Communications, Inc.*	491,341
22,577	Oracle Corp.	1,196,129
10,008	Salesforce.com, Inc.*	1,627,701
9,501	Synopsys, Inc.*	1,322,539
2,373	Verint Systems, Inc.*	131,369

		18,397,334

Specialty Retail (0.6%):
319	AutoNation, Inc.*	15,513
515	AutoZone, Inc.*	613,525
7,160	Best Buy Co, Inc.	628,648
9,637	Home Depot, Inc. (The)	2,104,528

		3,362,214

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (1.9%):
31,572	Apple, Inc.	$9,271,118
1,602	HP, Inc.	32,921
27,705	Xerox Holdings Corp.	1,021,483

		10,325,522

Textiles, Apparel & Luxury Goods (0.4%):
10,914	Nike, Inc., Class B	1,105,698
8,506	Ralph Lauren Corp.	997,073

		2,102,771

Thrifts & Mortgage Finance (0.0%†):
2,139	Essent Group, Ltd.	111,207

Tobacco (0.2%):
14,058	Philip Morris International, Inc.	1,196,195

Total Common Stocks (Cost $177,663,089)		225,581,594

Warrant (0.0%†):
Wireless Telecommunication Services (0.0%†):
400,000	T Mobile Escrow Shares, 4/15/25	—

Total Warrant (Cost $—)		—

Right (0.0%†):
Pharmaceuticals (0.0%†):
3,820	Bristol-Myers Squibb Co. CVR, Expires on 12/31/21*	11,498

Total Right (Cost $8,786)		11,498

Asset Backed Securities (1.1%):
$1,064,856	Aaset Trust, Class A, Series 2017-1A, 3.97%, 5/16/42(b)	1,073,579
208,340	Aaset Trust, Class A, Series 2019-1, 3.84%, 5/15/39(b)	209,747
308,649	Aaset Trust, Class A, Series 2019-2, 3.38%, 10/16/39(b)	305,888
210,399	Aaset Trust, Class A, Series 2018-1A, 3.84%, 1/16/38(b)	210,971
158,854	Blackbird Capital Aircraft, Class AA, Series 2016-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	158,321
634,542	Blackbird Capital Aircraft, Class A, Series 2016-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	647,970
235,079	Castlelake Aircraft Structured Trust, Class B, Series 2019-1, 5.10%, 4/15/39(b)	236,967
316,886	Castlelake Aircraft Structured Trust, Class A, Series 2019-1, 3.97%, 4/15/39(b)	321,151
342,005	Castlelake Aircraft Structured Trust, Class A, Series 2018-1A, 4.13%, 6/15/43(b)	347,659
215,600	DB Master Finance LLC, Class A2I, Series 2017-1A, 3.63%, 11/20/47, Callable 11/20/21 @ 100(b)	218,381
360,640	DB Master Finance LLC, Class A2II, Series 2017-1A, 4.03%, 11/20/47, Callable 11/20/23 @ 100(b)	370,806
227,527	Horizon Aircraft Finance, Ltd., Class A, Series 2018-1, 4.46%, 12/15/38(b)	233,581
241,987	Horizon Aircraft Finance, Ltd., Class A, Series 2019-1, 3.72%, 7/15/39(b)	241,689
220,000	Planet Fitness Master Issuer LLC, Class A2, Series 1A, 3.86%, 12/5/49, Callable 12/5/25 @ 100(b)	217,956

See accompanying notes to the financial statements.

6

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Asset Backed Securities, continued
$260,378	Project Silver, Class A, Series 2019-1, 3.97%, 7/15/44(b)	$262,903
290,191	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2017-A, 4.21%, 5/17/32, Callable 4/15/24 @ 100(b)(c)	296,021
366,107	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2018, 4.15%, 9/15/38(b)(c)	371,243
365,810	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2019-1, 3.67%, 11/15/39(b)	363,797

Total Asset Backed Securities (Cost $6,026,851)		6,088,630

Collateralized Mortgage Obligations (2.3%):
324,000	AIMCO CLO, Ltd., Class A, Series 2019-10A, 3.62%(US0003M+132bps), 7/22/32, Callable 7/22/21 @ 100(b)	323,451
250,000	Allegany Park CLO, Ltd., Class A, Series 2019-1A(US0003M+133bps), 1/20/33(b)	250,000
256,000	Ares CLO, Ltd., Class A, Series 2019-54A, 3.17%(US0003M+132bps), 10/15/32, Callable 10/15/21 @ 100(b)	256,035
344,000	Ares CLO, Ltd., Class AR, Series 2016-41A, 3.20%(US0003M+120bps), 1/15/29, Callable 7/15/20 @ 100(b)	343,878
177,000	BAMLL Commercial Mortgage Securities Trust, Class ANM, Series 2019-BPR, 3.11%, 11/5/32(b)	180,821
250,000	Beechwood Park CLO, Ltd., Class A1, Series 2019-1A, 3.23%(US0003M+133bps), 1/17/33, Callable 1/17/22 @ 100(b)	250,000
308,000	Benchmark Mortgage Trust, Class A5, Series 2018-B8, 4.23%, 1/15/52	346,152
364,000	BX Commercial Mortgage Trust, Class E, Series 2019-XL, 3.54%(US0001M+180bps), 10/15/36(b)	364,317
183,000	BX Commercial Mortgage Trust, Class C, Series 2019-XL, 2.99%(US0001M+125bps), 10/15/36(b)	183,225
146,000	BX Commercial Mortgage Trust, Class B, Series 2019-XL, 2.82%(US0001M+108bps), 10/15/36(b)	146,180
94,500	BX Commercial Mortgage Trust, Class F, Series 2018-IND, 3.54%(US0001M+180bps), 11/15/35(b)	94,534
259,000	BX Commercial Mortgage Trust, Class D, Series 2019-XL, 3.19%(US0001M+145bps), 10/15/36(b)	259,319
119,000	BX Commercial Mortgage Trust, Class D, Series 2019-IMC, 3.64%(US0001M+190bps), 4/15/34(b)	118,952
113,000	BX Commercial Mortgage Trust, Class C, Series 2019-IMC, 3.34%(US0001M+160bps), 4/15/34(b)	113,000
298,000	BX Commercial Mortgage Trust, Class A, Series 2019-IMC, 2.74%(US0001M+100bps), 4/15/34(b)	298,183
172,000	BX Commercial Mortgage Trust, Class B, Series 2019-IMC, 3.04%(US0001M+130bps), 4/15/34(b)	171,846
98,905	BX Trust, Class D, Series 2018-EXCL, 4.36%(US0001M+263bps), 9/15/20(b)	98,779
250,000	Cedar Funding CLO, Ltd., Class A, Series 2019-10A, 3.47%(US0003M+134bps), 10/20/32, Callable 10/20/21 @ 100(b)	250,247

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$250,000	Cedar Funding CLO, Ltd., Class A1A, Series 2019-11A, 3.26%(US0003M+135bps), 5/29/32, Callable 5/29/21 @ 100(b)	$249,981
100,000	CHC Commercial Mortgage Trust, Class B, Series 2019-CHC, 3.24%(US0001M+150bps), 6/15/34(b)	99,749
100,000	CHC Commercial Mortgage Trust, Class C, Series 2019-CHC, 3.49%(US0001M+175bps), 6/15/34(b)	99,750
406,000	CHC Commercial Mortgage Trust, Class A, Series 2019-CHC, 2.86%(US0001M+112bps), 6/15/34(b)	405,511
58,000	Citigroup Commercial Mortgage Trust, Class A4, Series 2018-C6, 4.41%, 11/10/51	65,351
153,000	CSAIL Commercial Mortgage Trust, Class A4, Series 2018-C14, 4.42%, 11/15/51	171,868
860,000	CSMC Trust, Class D, Series 2017-PFHP, 3.99%(US0001M+225bps), 12/15/30(b)	859,801
100,000	CSMC Trust, Class D, Series 2018, 4.78%, 4/15/36(b)	103,129
100,000	CSMC Trust, Class C, Series 2018, 4.78%, 4/15/36(b)	104,720
100,000	CSMC Trust, Class B, Series 2018, 4.53%, 4/15/36(b)	105,009
205,000	CSMC Trust, Class A, Series 2018, 4.28%, 4/15/36(b)	215,395
392,000	Dryden CLO, Ltd., Class AR2, Series 2014-36A, 3.28%(US0003M+128bps), 4/15/29, Callable 4/15/20 @ 100(b)	392,042
275,000	Dryden CLO, Ltd., Class A, Series 2019-72A, 3.24%(US0003M+133bps), 5/15/32, Callable 5/15/21 @ 100(b)	275,395
286,000	Flatiron CLO, Ltd., Class A, Series 2019-1A, 3.21%(US0003M+132bps), 11/16/32, Callable 11/16/21 @ 100(b)	285,989
87,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class EFX, Series 2018-WPT, 5.54%, 7/5/23(b)	91,961
64,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class DFX, Series 2018-WPT, 5.35%, 7/5/23(b)	68,156
41,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class CFX, Series 2018-WPT, 4.95%, 7/5/23(b)	43,661
250,000	Madison Park Funding, Ltd., Class A, Series 2019-33A, 3.17%(US0003M+133bps), 10/15/32, Callable 1/15/22 @ 100(b)	250,091
324,000	Madison Park Funding, Ltd., Class A1, Series 2019-37A, 3.60%(US0003M+130bps), 7/15/32, Callable 7/15/21 @ 100(b)	324,963
250,000	Madison Park Funding, Ltd., Class AR2, Series 2012-101, 3.19%(US0003M+122bps), 1/20/29, Callable 7/20/20 @ 100(b)	250,233
302,000	Magnetite, Ltd., Class A, Series 2019-21A, 3.25%(US0003M+128bps), 4/20/30, Callable 4/20/20 @ 100(b)	302,154

See accompanying notes to the financial statements.

7

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$250,000	Magnetite, Ltd., Class A, Series 24, 3.24%(US0003M+133bps), 1/15/33, Callable 1/15/22 @ 100(b)	$249,996
56,000	Morgan Stanley Capital I Trust, Class B, Series 2019-Mead, 3.18%, 11/10/36(b)	56,578
53,000	Morgan Stanley Capital I Trust, Class C, Series 2019-Mead, 3.18%, 11/10/36(b)	52,814
589,000	Morgan Stanley Capital I Trust, Class C, Series 2018-BOP, 3.24%(US0001M+150bps), 6/15/35(b)	589,000
245,000	Morgan Stanley Capital I Trust, Class B, Series 2018-BOP, 2.99%(US0001M+125bps), 6/15/35(b)	245,000
385,000	Morgan Stanley Capital I Trust, Class A, Series 2019-Mead, 3.17%, 11/10/36(b)	397,497
515,000	Morgan Stanley Capital I Trust, Class A4, Series 2018-H4, 4.31%, 12/15/51	575,975
124,100	MSCG Trust, Class B, Series 2016-SNR, 4.18%, 11/15/34(b)	125,340
87,550	MSCG Trust, Class C, Series 2016-SNR, 5.21%, 11/15/34(b)	89,290
35,239	MSCG Trust, Class A, Series 2016-SNR, 3.35%, 11/15/34(b)(c)	35,235
324,000	Niagara Park CLO, Ltd., Class A, Series 2019-1A, 3.30%(US0003M+130bps), 7/17/32, Callable 7/17/21 @ 100(b)	323,645
261,000	RETL, Class C, Series 2019-RVP, 3.84%(US0001M+210bps), 3/15/36(b)	260,345
332,000	VERDE CLO, Ltd., Class A, Series 2019-1A, 3.35%(US0003M+135bps), 4/15/32, Callable 4/15/21 @ 100(b)	331,647
335,000	Voya CLO, Ltd., Class A, Series 2019-2, 3.52%(US0003M+127bps), 7/20/32, Callable 7/20/21 @ 100(b)	335,145
367,000	Wells Fargo Commercial Mortgage Trust, Class A5, Series 2018-C48, 4.30%, 1/15/52	412,749

Total Collateralized Mortgage Obligations (Cost $12,736,839)		12,894,084

Corporate Bonds (18.1%):
Aerospace & Defense (0.2%):
235,000	BBA US Holdings, Inc., 5.38%, 5/1/26, Callable 5/1/21 @ 102.69(b)	247,338
210,000	BWX Technologies, Inc., 5.38%, 7/15/26, Callable 7/15/21 @ 102.69(b)	222,600
15,000	Moog, Inc., 4.25%, 12/15/27, Callable 12/15/22 @ 103.19(b)	15,263
255,000	TransDigm, Inc., 6.50%, 7/15/24, Callable 2/10/20 @ 103.25	263,287
230,000	TransDigm, Inc., 6.25%, 3/15/26, Callable 3/15/22 @ 103.13(b)	248,975

		997,463

Banks (1.3%):
346,000	Bank of America Corp., 3.00% (US0003M+79 bps), 12/20/23, Callable 12/20/22 @ 100	353,729
640,000	Bank of America Corp., 4.20%, 8/26/24, MTN	686,892

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$410,000	Bank of America Corp., Series L, 3.95%, 4/21/25	$436,686
151,000	Bank of America Corp., Series G, 4.45%, 3/3/26	165,515
170,000	Bank of America Corp., Series AA, 6.10% (US0003M+390 bps), Callable 3/17/25 @ 100	188,488
50,000	Bank of America Corp., Series X, 6.25% (US0003M+371 bps), 12/31/49, Callable 9/5/24 @ 100	55,625
165,000	CIT Group, Inc., 6.13%, 3/9/28	194,700
730,000	Citigroup, Inc., 4.05%, 7/30/22	762,870
255,000	Citigroup, Inc., 3.35% (US0003M+90 bps), 4/24/25, Callable 4/24/24 @ 100	265,338
1,098,000	Citigroup, Inc., 4.30%, 11/20/26	1,194,008
250,000	Citizens Bank NA, 2.55%, 5/13/21, Callable 4/13/21 @ 100	251,580
2,005,000	JPMorgan Chase & Co., 3.88%, 9/10/24	2,145,343
305,000	Wells Fargo & Co., Series S, 5.90% (US0003M+311 bps), Callable 6/15/24 @ 100	330,925

		7,031,699

Beverages (0.2%):
333,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/58, Callable 10/15/57 @ 100	389,598
345,000	Anheuser-Busch InBev Worldwide, Inc., 5.80%, 1/23/59, Callable 7/23/58 @ 100	471,230

		860,828

Building Products (0.0%†):
205,000	Advanced Drainage Systems, Inc., 5.00%, 9/30/27, Callable 9/30/22 @ 102.5(b)	211,150

Capital Markets (1.2%):
457,000	Ares Capital Corp., 4.20%, 6/10/24, Callable 5/10/24 @ 100	480,169
399,000	Goldman Sachs Group, Inc. (The), 2.88% (US0003M+82 bps), 10/31/22, Callable 10/31/21 @ 100	403,977
128,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	178,570
154,000	Intercontinental Exchange, Inc., 2.75%, 12/1/20, Callable 11/1/20 @ 100	154,961
148,000	Moody’s Corp., 4.88%, 2/15/24, Callable 11/15/23 @ 100	162,866
4,600,000	Morgan Stanley, 3.74% (US0003M+85 bps), 4/24/24, Callable 4/24/23 @ 100	4,790,100
145,000	MSCI, Inc., 4.75%, 8/1/26, Callable 8/1/21 @ 102.38(b)	151,888
296,000	Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100(b)	317,233
300,000	Pine Street Trust II, 5.57%, 2/15/49, Callable 8/15/48 @ 100(b)	333,911

		6,973,675

Chemicals (0.1%):
65,000	Chemours Co., 7.00%, 5/15/25, Callable 5/15/20 @ 103.5^	65,163
120,000	Chemours Co., 5.38%, 5/15/27, Callable 2/15/27 @ 100	106,050

See accompanying notes to the financial statements.

8

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Chemicals, continued
$245,000	Platform Specialty Products Corp., 5.88%, 12/1/25, Callable 12/1/20 @ 102.94(b)	$255,412
130,000	Valvoline, Inc., 4.38%, 8/15/25, Callable 8/15/20 @ 103.28	133,575
200,000	W R Grace & Co., 5.63%, 10/1/24(b)	221,000

		781,200

Commercial Services & Supplies (0.1%):
200,000	ADT Corp., 4.88%, 7/15/32(b)	183,500
200,000	Aramark Services, Inc., 5.00%, 4/1/25, Callable 4/1/20 @ 103.75(b)	208,500
200,000	Tempo Finance, Corp., 6.75%, 6/1/25, Callable 6/1/20 @ 103.38(b)	206,750

		598,750

Construction & Engineering (0.2%):
250,000	AECOM, 5.88%, 10/15/24, Callable 7/15/24 @ 100	276,250
270,000	AECOM, 5.13%, 3/15/27, Callable 12/15/26 @ 100	289,913
150,000	Brand Industrial Services, Inc., 8.50%, 7/15/25, Callable 7/15/20 @ 106.34(b)	153,375
15,000	Summit Midstream Holdings LLC, 5.50%, 8/15/22, Callable 2/10/20 @ 101.38	13,275
240,000	Summit Midstream Holdings LLC, 5.75%, 4/15/25, Callable 4/15/20 @ 104.31	183,000

		915,813

Consumer Finance (1.9%):
75,000	Ally Financial, Inc., 3.88%, 5/21/24, Callable 4/21/24 @ 100	78,375
417,000	Ally Financial, Inc., 5.75%, 11/20/25, Callable 10/21/25 @ 100	466,519
343,000	Capital One Financial Corp., 3.80%, 1/31/28, Callable 12/31/27 @ 100	368,716
534,000	Capital One NA, Series B, 2.95%, 7/23/21, Callable 6/23/21 @ 100	541,471
250,000	Capital One NA, 2.15%, 9/6/22, Callable 8/6/22 @ 100	250,299
1,000,000	Discover Bank, 3.20%, 8/9/21, Callable 7/9/21 @ 100	1,016,030
250,000	Discover Bank, Series B, 4.68% (USSW5+173 bps), 8/9/28, Callable 8/9/23 @ 100	260,852
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,065,923
253,000	Discover Financial Services, 4.50%, 1/30/26, Callable 11/30/25 @ 100	276,871
200,000	Ford Motor Credit Co. LLC, 5.09%, 1/7/21	204,357
313,000	Ford Motor Credit Co. LLC, 5.60%, 1/7/22	329,422
329,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24, Callable 2/18/24 @ 100	354,993
968,000	Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	987,617
70,000	General Motors Acceptance Corp., 8.00%, 11/1/31	96,688
500,000	General Motors Financial Co., Inc., 4.20%, 3/1/21, Callable 2/1/21 @ 100	510,479
20,000	Navient Corp., 7.25%, 1/25/22, MTN	21,750

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance, continued
$170,000	Navient Corp., 6.50%, 6/15/22	$184,450
30,000	Navient Corp., 5.50%, 1/25/23	31,950
420,000	Navient Corp., 7.25%, 9/25/23	475,650
45,000	Navient Corp., 6.13%, 3/25/24, MTN^	48,825
15,000	Navient Corp., 5.88%, 10/25/24	16,088
110,000	Navient Corp., 6.75%, 6/15/26	121,000
180,000	Springleaf Finance Corp., 6.88%, 3/15/25	204,525
70,000	Springleaf Finance Corp., 7.13%, 3/15/26	80,938
271,000	Synchrony Bank, Series B, 3.65%, 5/24/21, Callable 4/24/21 @ 100	276,333
510,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	521,417
76,000	Synchrony Financial, 2.85%, 7/25/22, Callable 6/25/22 @ 100	77,023
120,000	Synchrony Financial, 4.38%, 3/19/24, Callable 2/19/24 @ 100	127,606
610,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	651,110
405,000	Synchrony Financial, 3.95%, 12/1/27, Callable 9/1/27 @ 100	425,447
345,000	Synchrony Financial, 5.15%, 3/19/29, Callable 12/19/28 @ 100	392,073

		10,464,797

Containers & Packaging (0.1%):
100,000	Berry Global Escrow Corp., 4.88%, 7/15/26, Callable 7/15/22 @ 102.44(b)	106,139
80,000	Crown Americas LLC, 4.75%, 2/1/26, Callable 2/1/21 @ 103.56	84,400
65,000	Crown Americas LLC, 4.25%, 9/30/26, Callable 3/31/26 @ 100	67,763
50,000	Crown Cork & Seal Co., Inc., 7.38%, 12/15/26	59,563
200,000	Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 2/10/20 @ 102.56(b)	204,750
35,000	Reynolds Group Issuer, Inc., 7.00%, 7/15/24, Callable 2/10/20 @ 103.5(b)	36,225
115,000	Silgan Holdings, Inc., 4.75%, 3/15/25, Callable 3/15/20 @ 102.38	117,731

		676,571

Diversified Consumer Services (0.2%):
105,000	APX Group, Inc., 7.88%, 12/1/22, Callable 2/10/20 @ 101.97	105,919
215,000	APX Group, Inc., 7.63%, 9/1/23, Callable 2/10/20 @ 105.72^	203,175
130,000	Ascend Learning LLC, 6.88%, 8/1/25, Callable 8/1/20 @ 103.44(b)	136,500
125,000	Ascend Learning LLC, 6.88%, 8/1/25, Callable 8/1/20 @ 103.44(b)	131,250
80,000	Frontdoor, Inc., 6.75%, 8/15/26, Callable 8/15/21 @ 105.06(b)	87,400
460,000	Laureate Education, Inc., 8.25%, 5/1/25, Callable 5/1/20 @ 106.19(b)	496,224

See accompanying notes to the financial statements.

9

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Consumer Services, continued
$70,000	Service Corp International, 5.13%, 6/1/29, Callable 6/1/24 @ 102.56	$74,113

		1,234,581

Diversified Financial Services (0.4%):
60,000	AXA Equitable Holdings, Inc., 3.90%, 4/20/23, Callable 3/20/23 @ 100	62,861
210,000	Banff Merger Sub, Inc., 9.75%, 9/1/26, Callable 9/1/21 @ 104.88(b)	213,150
145,000	Camelot Finance SA, 4.50%, 11/1/26, Callable 11/1/22 @ 102.25(b)	148,806
85,000	EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 5/15/26, Callable 5/15/21 @ 105.81(b)(d)	59,500
210,000	Flex Acquisition Co., Inc., 6.88%, 1/15/25, Callable 2/10/20 @ 103.44(b)	211,313
76,000	Flex Acquisition Co., Inc., 7.88%, 7/15/26, Callable 7/15/21 @ 103.94(b)	76,570
555,000	Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/10/20 @ 101.34	563,324
200,000	Level 3 Financing, Inc., 5.38%, 5/1/25, Callable 5/1/20 @ 102.69	206,750
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(b)	527,554
185,000	Voya Financial, Inc., 3.13%, 7/15/24, Callable 5/15/24 @ 100	190,096

		2,259,924

Diversified Telecommunication Services (0.5%):
322,000	AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100	322,890
580,000	AT&T, Inc., 3.60%, 2/17/23, Callable 12/17/22 @ 100	605,415
28,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	30,329
138,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	153,471
400,000	AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100	476,995
200,000	AT&T, Inc., 4.50%, 3/9/48, Callable 9/9/47 @ 100	220,115
120,000	CenturyLink, Inc., 5.13%, 12/15/26, Callable 12/15/22 @ 102.56(b)	121,800
345,000	Frontier Communications Corp., 7.05%, 10/1/46	157,838
130,000	Qwest Corp., 7.25%, 9/15/25	149,161
500,000	Zayo Group LLC/Zayo Capital, Inc., 6.38%, 5/15/25, Callable 5/15/20 @ 103.19	515,000

		2,753,014

Electric Utilities (0.6%):
200,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27, Callable 10/15/22 @ 103.38(b)	214,000
165,000	Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/11/29 @ 100(b)	163,706
790,000	Edison International, 5.75%, 6/15/27, Callable 4/15/27 @ 100	885,434
109,000	Emera US Finance LP, 2.70%, 6/15/21, Callable 5/15/21 @ 100	109,833

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$174,000	Emera US Finance LP, 3.55%, 6/15/26, Callable 3/15/26 @ 100	$180,524
500,000	IPALCO Enterprises, Inc., 3.45%, 7/15/20, Callable 6/15/20 @ 100	501,250
136,000	IPALCO Enterprises, Inc., 3.70%, 9/1/24, Callable 7/1/24 @ 100	140,420
115,000	NextEra Energy Operating Partners LP, 4.25%, 9/15/24, Callable 7/15/24 @ 100(b)	119,600
152,022	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(b)	167,985
117,000	NV Energy, Inc., 6.25%, 11/15/20	121,192
390,000	Vistra Operations Co. LLC, 5.50%, 9/1/26, Callable 9/1/21 @ 102.75(b)	412,425
90,000	Vistra Operations Co. LLC, 5.00%, 7/31/27, Callable 7/31/22 @ 102.5(b)	93,825

		3,110,194

Electronic Equipment, Instruments & Components (0.0%†):
255,000	TTM Technologies, Inc., 5.63%, 10/1/25, Callable 10/1/20 @ 102.81(b)	263,606

Energy Equipment & Services (0.1%):
70,000	Archrock Partners LP/Finance Corp., 6.88%, 4/1/27, Callable 4/1/22 @ 105.16(b)	73,850
110,000	Nabors Industries, Inc., 5.50%, 1/15/23, Callable 11/15/22 @ 100^	106,150
99,000	Weatherford International, Ltd., 11.00%, 12/1/24, Callable 12/1/21 @ 105.5(b)	107,044

		287,044

Equity Real Estate Investment Trusts (2.0%):
1,039,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	1,095,058
265,000	Brandywine Operating Partners LP, 3.95%, 11/15/27, Callable 8/15/27 @ 100	277,769
62,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	67,491
355,000	Brixmor Operating Partners LP, 3.85%, 2/1/25, Callable 11/1/24 @ 100	372,275
528,000	Brixmor Operating Partnership LP, 3.25%, 9/15/23, Callable 7/15/23 @ 100	544,051
252,000	Brixmor Operating Partnership LP, 4.13%, 5/15/29, Callable 2/15/29 @ 100	270,067
45,000	Corecivic, Inc., 4.13%, 4/1/20	45,000
717,000	Corporate Office Properties LP, 5.25%, 2/15/24, Callable 11/15/23 @ 100	770,823
130,000	Corrections Corp. of America, 5.00%, 10/15/22, Callable 7/15/22 @ 100	130,488
10,000	Corrections Corp. of America, 4.63%, 5/1/23, Callable 2/1/23 @ 100	9,900
244,000	DDR Corp., 4.63%, 7/15/22, Callable 4/15/22 @ 100^	254,740
183,000	Duke Realty LP, 3.63%, 4/15/23, Callable 1/15/23 @ 100	190,124

See accompanying notes to the financial statements.

10

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$30,000	Geo Group, Inc. (The), 5.88%, 10/15/24, Callable 2/10/20 @ 102.94	$27,300
160,000	GLP Capital LP, 5.25%, 6/1/25, Callable 3/1/25 @ 100	174,515
29,000	HCP, Inc., 3.25%, 7/15/26, Callable 5/15/26 @ 100	30,022
34,000	HCP, Inc., 3.50%, 7/15/29, Callable 4/15/29 @ 100	35,399
66,000	Healthcare Trust of America Holdings LP, 3.50%, 8/1/26, Callable 5/1/26 @ 100	68,872
63,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30, Callable 11/15/29 @ 100	62,554
400,000	Hudson Pacific Properties LP, 4.65%, 4/1/29, Callable 1/1/29 @ 100	439,334
735,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	764,303
430,000	MGM Growth Properties LLC, 4.50%, 9/1/26, Callable 6/1/26 @ 100	452,575
45,000	MGM Growth Properties LLC, 5.75%, 2/1/27, Callable 11/1/26 @ 100(b)	50,231
200,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/1/26, Callable 8/1/21 @ 102.63	211,500
549,000	Omega Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	583,497
101,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100	107,930
1,278,000	Omega Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100	1,380,528
282,000	Omega Healthcare Investors, Inc., 3.63%, 10/1/29, Callable 7/1/29 @ 100	283,329
297,000	SBA Tower Trust, 2.84%, 1/15/25(b)	298,778
96,000	STORE Capital Corp., 4.63%, 3/15/29, Callable 12/15/28 @ 100	106,015
700,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100	718,406
302,000	Tanger Properties LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	308,873
75,000	The Geo Group, Inc., 6.00%, 4/15/26, Callable 4/15/21 @ 103	66,563
118,000	Ventas Realty LP, 3.13%, 6/15/23, Callable 3/15/23 @ 100	120,798
131,000	Ventas Realty LP, 4.00%, 3/1/28, Callable 12/1/27 @ 100	140,118
367,000	Ventas Realty LP, 3.00%, 1/15/30, Callable 10/15/29 @ 100	363,877
85,000	Vici Properties, 4.25%, 12/1/26, Callable 12/1/22 @ 102.13(b)	87,444
400,000	WP Carey, Inc., 4.60%, 4/1/24, Callable 1/1/24 @ 100	428,535
66,000	WP Carey, Inc., 3.85%, 7/15/29, Callable 4/15/29 @ 100	69,910

		11,408,992

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Food & Staples Retailing (0.1%):
$65,000	US Foods, Inc., 5.88%, 6/15/24, Callable 2/10/20 @ 102.94(b)	$66,950
271,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21, Callable 9/18/21 @ 100	276,092

		343,042

Food Products (0.3%):
58,000	Conagra Brands, Inc., 3.80%, 10/22/21	59,768
321,000	JBS USA Finance, Inc., 5.88%, 7/15/24, Callable 2/10/20 @ 102.94(b)	330,630
675,000	JBS USA Finance, Inc., 5.75%, 6/15/25, Callable 6/15/20 @ 102.88(b)	698,625
50,000	JBS USA Finance, Inc., 6.75%, 2/15/28, Callable 2/15/23 @ 103.38(b)	55,125
275,000	JBS USA Finance, Inc., 6.50%, 4/15/29, Callable 4/15/24 @ 103.25(b)	305,250
180,000	JBS USA Finance, Inc., 5.50%, 1/15/30, Callable 1/15/25 @ 102.75(b)	192,600
200,000	Post Holding, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5(b)	211,000

		1,852,998

Health Care Equipment & Supplies (0.1%):
162,000	Becton Dickinson & Co., 2.40%, 6/5/20	162,147
125,000	Teleflex, Inc., 4.88%, 6/1/26, Callable 6/1/21 @ 102.44	130,781

		292,928

Health Care Providers & Services (1.3%):
210,000	Centene Corp., 4.75%, 1/15/25, Callable 2/10/20 @ 103.56(b)	218,138
310,000	Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13(b)	319,300
410,000	Centene Corp., 4.63%, 12/15/29, Callable 12/15/24 @ 102.31(b)	431,525
273,000	Cigna Corp., 3.75%, 7/15/23, Callable 6/15/23 @ 100	284,961
193,000	Cigna Corp., 4.13%, 11/15/25, Callable 9/15/25 @ 100	208,961
341,000	Cigna Corp., 4.38%, 10/15/28, Callable 7/15/28 @ 100	377,707
440,000	Community Health Systems, Inc., 6.25%, 3/31/23, Callable 3/31/20 @ 103.13	445,500
120,000	Community Health Systems, Inc., 8.63%, 1/15/24, Callable 1/15/21 @ 104.31(b)	126,900
340,000	Community Health Systems, Inc., 8.00%, 3/15/26, Callable 3/15/22 @ 104(b)	352,750
300,000	CVS Health Corp., 3.70%, 3/9/23, Callable 2/9/23 @ 100	312,356
38,000	CVS Health Corp., 2.63%, 8/15/24, Callable 7/15/24 @ 100	38,359
670,000	CVS Health Corp., 4.10%, 3/25/25, Callable 1/25/25 @ 100	718,442
779,000	CVS Health Corp., 4.30%, 3/25/28, Callable 12/25/27 @ 100	849,632

See accompanying notes to the financial statements.

11

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$347,000	CVS Health Corp., 4.78%, 3/25/38, Callable 9/25/37 @ 100	$392,810
20,000	HCA, Inc., 4.75%, 5/1/23	21,400
300,000	HCA, Inc., 5.38%, 2/1/25	331,500
180,000	MPH Acquisition Holdings, 7.13%, 6/1/24, Callable 2/10/20 @ 105.34(b)	174,600
665,000	Tenet Healthcare Corp., 8.13%, 4/1/22	735,656
230,000	Tenet Healthcare Corp., 6.75%, 6/15/23	253,000
150,000	Tenet Healthcare Corp., 7.00%, 8/1/25, Callable 8/1/20 @ 103.5^	158,250
85,000	Tenet Healthcare Corp., 6.25%, 2/1/27, Callable 2/1/22 @ 103.13(b)	91,588
117,000	Toledo Hospital (The), Series B, 5.33%, 11/15/28	125,665
216,000	Toledo Hospital (The), 6.02%, 11/15/48	244,122
15,000	Vizient, Inc., 6.25%, 5/15/27, Callable 5/15/22 @ 103.13(b)	16,125

		7,229,247

Hotels, Restaurants & Leisure (0.3%):
325,000	Caesars Resort Collection LLC, 5.25%, 10/15/25, Callable 10/15/20 @ 102.63(b)	335,562
95,000	Eldorado Resorts, Inc., 7.00%, 8/1/23, Callable 2/10/20 @ 103.5	99,038
20,000	Eldorado Resorts, Inc., 6.00%, 9/15/26, Callable 9/15/21 @ 104.5	22,025
235,000	Golden Entertainment, Inc., 7.63%, 4/15/26, Callable 4/15/22 @ 103.81(b)	249,394
200,000	Golden Nugget, Inc., 6.75%, 10/15/24, Callable 2/10/20 @ 103.38(b)	206,750
100,000	Penn National Gaming, Inc., 5.63%, 1/15/27, Callable 1/15/22 @ 102.81(b)	105,875
115,000	Scientific Games International, Inc., 5.00%, 10/15/25, Callable 10/15/20 @ 103.75(b)	120,175
95,000	Station Casinos LLC, 5.00%, 10/1/25, Callable 10/1/20 @ 102.5(b)	96,781
105,000	Twin River Worldwide Holdings, Inc., 6.75%, 6/1/27, Callable 6/1/22 @ 105.06(b)	110,644
115,000	Wyndham Hotels & Resorts, Inc., 5.38%, 4/15/26, Callable 4/15/21 @ 102.69(b)	121,325
100,000	Wynn Las Vegas LLC, 5.50%, 3/1/25, Callable 12/1/24 @ 100(b)	107,125

		1,574,694

Independent Power and Renewable Electricity Producers (0.1%):
75,000	Clearway Energy Operating LLC, 5.75%, 10/15/25, Callable 10/15/21 @ 102.88	79,125
30,000	Clearway Energy Operating LLC, 4.75%, 3/15/28, Callable 3/15/23 @ 103.56(b)	30,450
90,000	NRG Energy, Inc., 5.25%, 6/15/29, Callable 6/15/24 @ 102.63^(b)	97,425
155,000	Talen Energy Supply LLC, 10.50%, 1/15/26, Callable 1/15/22 @ 105.25(b)	147,250

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Independent Power and Renewable Electricity Producers, continued
$20,000	TerraForm Power Operating LLC, 4.25%, 1/31/23, Callable 10/31/22 @ 100(b)	$20,550
15,000	TerraForm Power Operating LLC, 5.00%, 1/31/28, Callable 7/31/27 @ 100(b)	15,806

		390,606

Industrial Conglomerates (0.1%):
260,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75%, 2/1/24, Callable 2/10/20 @ 103.38	269,425
110,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26, Callable 5/15/22 @ 103.13	117,150

		386,575

Insurance (0.8%):
809,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	865,697
190,000	AmWINS Group, Inc., 7.75%, 7/1/26, Callable 7/1/21 @ 105.81(b)	209,950
1,415,000	Metropolitan Life Global Funding I, 2.03% (SOFR+50 bps), 5/28/21(b)	1,417,348
436,000	Pacific Lifecorp, 5.13%, 1/30/43(b)	507,373
227,000	Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100	239,507
1,042,000	Unum Group, 5.75%, 8/15/42	1,150,515
130,000	USIS Merger Sub, Inc., 6.88%, 5/1/25, Callable 5/1/20 @ 103.44(b)	132,275

		4,522,665

Interactive Media & Services (0.0%†):
195,000	Rackspace Hosting, Inc., 8.63%, 11/15/24, Callable 2/10/20 @ 106.47^(b)	190,613

Leisure Products (0.1%):
89,000	Hasbro, Inc., 2.60%, 11/19/22	89,540
202,000	Hasbro, Inc., 3.00%, 11/19/24, Callable 10/19/24 @ 100	202,906
130,000	Mattel, Inc., 6.75%, 12/31/25, Callable 12/31/20 @ 105.06(b)	139,588

		432,034

Life Sciences Tools & Services (0.1%):
90,000	Charles River Laboratories International, Inc., 5.50%, 4/1/26, Callable 4/1/21 @ 104.13(b)	96,863
15,000	Charles River Laboratories International, Inc., 4.25%, 5/1/28, Callable 5/1/23 @ 102.13(b)	15,300
200,000	IMS Health, Inc., 5.00%, 10/15/26, Callable 10/15/21 @ 102.5(b)	211,000
215,000	IQVIA, Inc., 5.00%, 5/15/27, Callable 5/15/22 @ 102.5(b)	227,362

		550,525

Media (1.5%):
320,000	CCO Holdings LLC, 5.88%, 4/1/24, Callable 2/10/20 @ 104.41(b)	330,800
430,000	CCO Holdings LLC, 5.75%, 2/15/26, Callable 2/15/21 @ 102.88(b)	452,038

See accompanying notes to the financial statements.

12

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$270,000	CCO Holdings LLC, 5.50%, 5/1/26, Callable 5/1/21 @ 102.75(b)	$284,175
400,000	CCO Holdings LLC, 5.88%, 5/1/27, Callable 5/1/21 @ 102.94(b)	422,000
300,000	CSC Holdings LLC, 5.38%, 7/15/23, Callable 1/21/20 @ 102.69(b)	307,500
265,000	CSC Holdings LLC, 7.75%, 7/15/25, Callable 7/15/20 @ 103.88(b)	281,894
105,000	CSC Holdings LLC, 7.50%, 4/1/28, Callable 4/1/23 @ 103.75(b)	118,519
200,000	DISH DBS Corp., 5.88%, 11/15/24	203,750
290,000	DISH Network Corp., 3.38%, 8/15/26	280,432
37,000	Fox Corp., 3.67%, 1/25/22(b)	38,217
65,000	Fox Corp., 4.03%, 1/25/24, Callable 12/25/23 @ 100(b)	69,256
94,000	Fox Corp., 4.71%, 1/25/29, Callable 10/25/28 @ 100(b)	106,924
93,000	Fox Corp., 5.48%, 1/25/39, Callable 7/25/38 @ 100(b)	113,217
62,000	Fox Corp., 5.58%, 1/25/49, Callable 7/25/48 @ 100(b)	78,170
700,000	Neptune Finco Corp., 6.63%, 10/15/25, Callable 10/15/20 @ 103.31(b)	742,874
470,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25, Callable 2/15/20 @ 103.31(b)	474,700
200,000	Sirius XM Radio, Inc., 4.63%, 5/15/23, Callable 2/10/20 @ 101.54(b)	203,250
65,000	Sirius XM Radio, Inc., 4.63%, 7/15/24, Callable 7/15/21 @ 102.31(b)	67,925
495,000	Sirius XM Radio, Inc., 5.38%, 4/15/25, Callable 4/15/20 @ 102.69(b)	511,087
130,000	Sirius XM Radio, Inc., 5.38%, 7/15/26, Callable 7/15/21 @ 102.69(b)	137,963
623,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	637,821
239,000	Time Warner Cable, Inc., 6.55%, 5/1/37	293,201
280,000	Time Warner Cable, Inc., 7.30%, 7/1/38	366,744
1,500,000	Time Warner Cable, Inc., 6.75%, 6/15/39	1,895,383
69,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	77,092

		8,494,932

Metals & Mining (0.0%†):
198,000	Freeport-McMoRan, Inc., 3.55%, 3/1/22, Callable 12/1/21 @ 100	200,475

Mortgage Real Estate Investment Trusts (0.0%†):
45,000	Starwood Property Trust, Inc., 4.75%, 3/15/25, Callable 9/15/24 @ 100	47,475

Multi-Utilities (0.1%):
339,000	Sempra Energy, 6.00%, 10/15/39	440,817

Oil, Gas & Consumable Fuels (2.8%):
440,000	California Resources Corp., 8.00%, 12/15/22, Callable 2/10/20 @ 102^(b)	193,600

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$415,000	Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24, Callable 1/1/24 @ 100	$478,288
690,000	Cheniere Energy Partners LP, 5.25%, 10/1/25, Callable 10/1/20 @ 102.63	718,462
300,000	Cheniere Energy Partners LP, 5.63%, 10/1/26, Callable 10/1/21 @ 102.81	317,250
75,000	Chesapeake Energy Corp., 7.00%, 10/1/24, Callable 4/1/21 @ 103.5	45,188
300,000	Chesapeake Energy Corp., 8.00%, 1/15/25, Callable 2/10/20 @ 106	177,000
226,000	Chesapeake Energy Corp., 8.00%, 6/15/27, Callable 6/15/22 @ 104^	133,340
50,000	Citgo Holding, Inc., 9.25%, 8/1/24, Callable 8/1/21 @ 104.63(b)	53,625
205,000	Citgo Petroleum Corp., 6.25%, 8/15/22, Callable 2/10/20 @ 101.56(b)	207,819
132,000	Columbia Pipeline Group, 4.50%, 6/1/25, Callable 3/1/25 @ 100	144,206
190,000	Comstock Resources, Inc., 9.75%, 8/15/26, Callable 8/15/21 @ 107.31	171,950
195,000	Crestwood Midstream Partners LP, 6.25%, 4/1/23, Callable 1/24/20 @ 103.13	198,900
100,000	Crestwood Midstream Partners LP, 5.75%, 4/1/25, Callable 4/1/20 @ 104.31	102,000
100,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22, Callable 2/10/20 @ 101.08	101,625
125,000	DCP Midstream Operating LP, 5.38%, 7/15/25, Callable 4/15/25 @ 100	135,938
700,000	DCP Midstream Operating LP, 5.85% (US0003M+385 bps), 5/21/43, Callable 5/21/23 @ 100(b)	649,249
377,000	Denbury Resources, Inc., 9.25%, 3/31/22, Callable 2/10/20 @ 109.25(b)	354,380
150,000	Denbury Resources, Inc., 7.75%, 2/15/24, Callable 8/15/20 @ 103.88(b)	130,125
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	126,167
52,000	Energy Transfer Operating LP, 4.25%, 3/15/23, Callable 12/15/22 @ 100	54,330
65,000	Energy Transfer Operating LP, 4.50%, 4/15/24, Callable 3/15/24 @ 100	69,022
106,000	Energy Transfer Operating LP, 5.25%, 4/15/29, Callable 1/15/29 @ 100	118,910
73,000	Energy Transfer Operating LP, 6.25%, 4/15/49, Callable 10/15/48 @ 100	88,005
67,000	Energy Transfer Partners LP, 4.20%, 9/15/23, Callable 8/15/23 @ 100	70,280
229,000	Energy Transfer Partners LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	250,583
128,000	Energy Transfer Partners LP, 5.80%, 6/15/38, Callable 12/15/37 @ 100	144,616
83,000	Energy Transfer Partners LP, 6.00%, 6/15/48, Callable 12/15/47 @ 100	96,462

See accompanying notes to the financial statements.

13

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$250,000	EQT Corp., 3.90%, 10/1/27, Callable 7/1/27 @ 100^	$232,557
200,000	Global Partners LP/GLP Finance Corp., 7.00%, 8/1/27, Callable 8/1/22 @ 103.5^(b)	212,500
40,000	Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100	42,635
71,000	Hess Corp., 7.30%, 8/15/31	89,854
50,000	Hess Corp., 7.13%, 3/15/33	63,365
69,000	Hess Corp., 5.60%, 2/15/41	80,697
166,000	Hess Corp., 5.80%, 4/1/47, Callable 10/1/46 @ 100	202,399
275,000	Hess Midstream Operations LP, 5.63%, 2/15/26, Callable 2/15/21 @ 104.22(b)	286,000
55,000	Hess Midstream Operations LP, 5.13%, 6/15/28, Callable 6/15/23 @ 102.56(b)	55,688
105,000	Hilcorp Energy LP, 5.00%, 12/1/24, Callable 2/10/20 @ 102.5(b)	101,588
195,000	Jonah Energy LLC/Jonah Energy Finance Corp., 7.25%, 10/15/25, Callable 10/15/20 @ 105.44(b)	57,525
97,000	Kinder Morgan Energy Partners LP, 3.45%, 2/15/23, Callable 11/15/22 @ 100	99,922
42,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	53,359
479,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100	552,656
125,000	Kinder Morgan, Inc., 5.55%, 6/1/45, Callable 12/1/44 @ 100	148,677
112,000	Kinder Morgan, Inc., 5.05%, 2/15/46, Callable 8/15/45 @ 100	125,485
77,000	MPLX LP, 2.79% (US0003M+90 bps), 9/9/21, Callable 9/9/20 @ 100	77,189
115,000	MPLX LP, 2.99% (US0003M+110 bps), 9/9/22, Callable 9/9/20 @ 100	115,325
113,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	119,987
159,000	MPLX LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	172,509
63,000	MPLX LP, 4.80%, 2/15/29, Callable 11/15/28 @ 100	69,004
188,000	MPLX LP, 5.50%, 2/15/49, Callable 8/15/48 @ 100	213,353
149,000	Occidental Petroleum Corp., 4.85%, 3/15/21, Callable 2/15/21 @ 100	153,321
77,000	Occidental Petroleum Corp., 2.60%, 8/13/21	77,467
68,000	Occidental Petroleum Corp., 2.70%, 8/15/22	68,763
224,000	Occidental Petroleum Corp., 2.90%, 8/15/24, Callable 7/15/24 @ 100	227,631
406,000	Occidental Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100	460,280
30,000	Occidental Petroleum Corp., 3.20%, 8/15/26, Callable 6/15/26 @ 100	30,346
96,000	Occidental Petroleum Corp., 3.50%, 8/15/29, Callable 5/15/29 @ 100	97,959
779,000	Occidental Petroleum Corp., 7.50%, 5/1/31	1,011,775
78,000	Occidental Petroleum Corp., 6.45%, 9/15/36	95,098
14,000	Occidental Petroleum Corp., 4.30%, 8/15/39, Callable 2/15/39 @ 100	14,214
410,000	Occidental Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	532,461
14,000	Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	14,439

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$45,000	Parsley Energy LLC, 5.38%, 1/15/25, Callable 2/10/20 @ 104.03(b)	$46,238
190,000	Parsley Energy LLC, 5.25%, 8/15/25, Callable 8/15/20 @ 103.94(b)	195,225
72,000	Plains All Amer Pipeline, 3.60%, 11/1/24, Callable 8/1/24 @ 100	73,894
62,000	Plains All Amer Pipeline, 3.55%, 12/15/29, Callable 9/15/29 @ 100	60,971
40,000	Range Resources Corp., 5.00%, 3/15/23, Callable 12/15/22 @ 100^	36,800
95,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100^	81,938
100,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.88%, 3/1/22, Callable 12/1/21 @ 100	106,200
136,374	Sanchez Energy Corp., 0.00%, 5/11/20	136,544
310,000	Sanchez Energy Corp., 7.25%, 2/15/23, Callable 2/15/20 @ 103.63^(b)(d)	201,500
233,000	Southwestern Energy Co., 6.20%, 1/23/25, Callable 10/23/24 @ 100	215,525
621,000	Sunoco Logistics Partners Operations LP, 5.40%, 10/1/47, Callable 4/1/47 @ 100	671,783
120,000	Sunoco LP/Sunoco Finance Corp., 5.50%, 2/15/26, Callable 2/15/21 @ 102.75	124,800
30,000	Targa Resources Partners LP, 5.25%, 5/1/23, Callable 2/10/20 @ 100.88	30,300
110,000	Targa Resources Partners LP, 4.25%, 11/15/23, Callable 2/10/20 @ 101.42	111,100
130,000	Targa Resources Partners LP, 5.13%, 2/1/25, Callable 2/10/20 @ 103.84	134,550
125,000	Targa Resources Partners LP, 5.88%, 4/15/26, Callable 4/15/21 @ 104.41	132,813
130,000	Targa Resources Partners LP, 5.38%, 2/1/27, Callable 2/1/22 @ 102.69	134,875
100,000	Viper Energy Partners, LP, 5.38%, 11/1/27, Callable 11/1/22 @ 102.69(b)	104,250
40,000	Western Gas Partners LP, 3.95%, 6/1/25, Callable 3/1/25 @ 100	40,029
127,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	130,394
1,000,000	Western Gas Partners LP, 4.50%, 3/1/28, Callable 12/1/27 @ 100	959,699
66,000	Western Gas Partners LP, 4.75%, 8/15/28, Callable 5/15/28 @ 100	65,488
239,000	Williams Partners LP, 3.60%, 3/15/22, Callable 1/15/22 @ 100	245,634
162,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	172,981
285,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	302,890

		15,803,769

See accompanying notes to the financial statements.

14

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Pharmaceuticals (0.1%):
$110,000	Bausch Health Americas, Inc., 9.25%, 4/1/26, Callable 4/1/22 @ 104.63(b)	$126,500
115,000	Catalent Pharma Solutions, Inc., 4.88%, 1/15/26, Callable 10/15/20 @ 102.44(b)	119,025
57,000	Elanco Animal Health, Inc., 3.91%, 8/27/21	58,416
180,000	Elanco Animal Health, Inc., 4.27%, 8/28/23, Callable 7/28/23 @ 100	190,213
76,000	Elanco Animal Health, Inc., 4.90%, 8/28/28, Callable 5/28/28 @ 100	82,691

		576,845

Real Estate Management & Development (0.0%†):
200,000	Howard Hughes Corp. (The), 5.38%, 3/15/25, Callable 3/15/20 @ 104.03(b)	208,500

Semiconductors & Semiconductor Equipment (0.0%†):
90,000	Qorvo, Inc., 5.50%, 7/15/26, Callable 7/15/21 @ 102.75	95,625

Software (0.3%):
155,000	CDK Global, Inc., 5.88%, 6/15/26, Callable 6/15/21 @ 102.94	165,463
20,000	CDK Global, Inc., 5.25%, 5/15/29, Callable 5/15/24 @ 102.63(b)	21,350
135,000	Fair Isaac Corp., 5.25%, 5/15/26, Callable 2/15/26 @ 100(b)	147,488
90,000	Nuance Communications, Inc., 5.63%, 12/15/26, Callable 12/15/21 @ 102.81	95,850
340,000	Solera LLC, 10.50%, 3/1/24, Callable 2/10/20 @ 107.88(b)	360,399
250,000	Sophia LP/Finance, Inc., 9.00%, 9/30/23, Callable 2/10/20 @ 102.25(b)	256,875
205,000	SS&C Technologies, Inc., 5.50%, 9/30/27, Callable 3/30/22 @ 104.13(b)	218,838
270,000	Symantec Corp., 5.00%, 4/15/25, Callable 4/15/20 @ 102.5(b)	274,725

		1,540,988

Technology Hardware, Storage & Peripherals (0.1%):
200,000	Dell International LLC/EMC Corp., 5.45%, 6/15/23, Callable 4/15/23 @ 100(b)	216,771
83,000	Dell International LLC/EMC Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100(b)	95,586

		312,357

Textiles, Apparel & Luxury Goods (0.0%†):
125,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 4/1/26, Callable 4/1/21 @ 105.16	131,250
40,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 9/1/27, Callable 9/1/22 @ 105.16	41,650
80,000	William Carter Co., 5.63%, 3/15/27, Callable 3/15/22 @ 102.81(b)	86,000

		258,900

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Thrifts & Mortgage Finance (0.0%†):
$235,000	Quicken Loans, Inc., 5.25%, 1/15/28, Callable 1/15/23 @ 102.63(b)	$243,441

Tobacco (0.5%):
212,000	Altria Group, Inc., 4.00%, 1/31/24	224,667
266,000	Altria Group, Inc., 4.80%, 2/14/29, Callable 11/14/28 @ 100	295,588
294,000	Altria Group, Inc., 4.25%, 8/9/42	292,819
191,000	Altria Group, Inc., 4.50%, 5/2/43	194,186
347,000	Altria Group, Inc., 5.38%, 1/31/44	391,352
240,000	Altria Group, Inc., 3.88%, 9/16/46, Callable 3/16/46 @ 100	222,003
200,000	Altria Group, Inc., 5.95%, 2/14/49, Callable 8/14/48 @ 100	242,235
94,000	Reynolds American, Inc., 3.25%, 6/12/20	94,501
320,000	Reynolds American, Inc., 4.00%, 6/12/22	332,975
232,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	249,546
120,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	138,534
185,000	Vector Group, Ltd., 6.13%, 2/1/25, Callable 2/10/20 @ 103.06(b)	181,994

		2,860,400

Trading Companies & Distributors (0.1%):
255,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50% (US0003M+430 bps), 6/15/45, Callable 6/15/25 @ 100(b)	281,138
63,000	Air Lease Corp., 2.25%, 1/15/23	63,011
295,000	Air Lease Corp., 4.25%, 2/1/24, Callable 1/1/24 @ 100	316,085

		660,234

Wireless Telecommunication Services (0.2%):
65,000	Sprint Communications, Inc., 6.00%, 11/15/22	68,088
545,000	Sprint Corp., 7.88%, 9/15/23	601,543
280,000	Sprint Corp., 7.13%, 6/15/24	301,700

		971,331

Total Corporate Bonds (Cost $97,667,447)		101,311,317

Foreign Bond (0.0%†):
Sovereign Bond (0.0%†):
50,000	Korea Treasury Bond, Series 2103, 2.00%, 3/10/21+	44

Total Foreign Bond (Cost $43)		44

Yankee Dollars (7.6%):
Aerospace & Defense (0.3%):
81,000	Avolon Holdings Funding, Ltd., 3.63%, 5/1/22, Callable 4/1/22 @ 100(b)	83,079
125,000	Avolon Holdings Funding, Ltd., 5.50%, 1/15/23, Callable 12/15/22 @ 100(b)	134,688
270,000	Avolon Holdings Funding, Ltd., 5.13%, 10/1/23, Callable 9/1/23 @ 100(b)	290,587
199,000	Avolon Holdings Funding, Ltd., 5.25%, 5/15/24, Callable 4/15/24 @ 100(b)	217,159

See accompanying notes to the financial statements.

15

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Aerospace & Defense, continued
$108,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24, Callable 6/1/24 @ 100(b)	$112,540
132,000	Avolon Holdings Funding, Ltd., 4.38%, 5/1/26, Callable 3/1/26 @ 100(b)	139,772
140,000	Bombardier, Inc., 6.00%, 10/15/22, Callable 2/10/20 @ 101(b)	140,350
210,000	Bombardier, Inc., 6.13%, 1/15/23(b)	214,724
180,000	Bombardier, Inc., 7.50%, 12/1/24, Callable 12/1/20 @ 105.63(b)	189,000
150,000	Bombardier, Inc., 7.88%, 4/15/27, Callable 4/15/22 @ 103.94(b)	154,313

		1,676,212

Banks (1.5%):
430,000	Barclays plc, 3.25%, 1/12/21	432,966
585,000	Barclays plc, 4.38%, 1/12/26	633,747
377,000	Barclays plc, 5.09% (US0003M+305 bps), 6/20/30, Callable 6/20/29 @ 100	416,952
135,000	Barclays plc, 7.88% (USSW5+677 bps), Callable 3/15/22 @ 100(b)	146,813
200,000	Commonwealth Bank of Australia, 3.61%, 9/12/34, Callable 9/12/29 @ 100(b)	200,500
530,000	Cooperatieve Rabobank UA, 4.38%, 8/4/25	573,569
205,000	HSBC Holdings plc, 4.25%, 3/14/24	217,660
200,000	Intesa Sanpaolo SpA, 5.02%, 6/26/24(b)	208,750
656,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26(b)	708,480
2,550,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	2,790,606
547,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	601,313
125,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	139,005
95,000	Royal Bank of Scotland Group plc, 7.50% (USSW5+580 bps), 12/29/49, Callable 8/10/20 @ 100	97,494
350,000	UniCredit SpA, 6.57%, 1/14/22(b)	375,217
186,000	Westpac Banking Corp., 4.11% (H15T5Y+200 bps), 7/24/34, Callable 7/24/29 @ 100	193,816

		7,736,888

Beverages (0.0%†):
80,000	Cott Corp., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13(b)	83,400

Capital Markets (1.0%):
509,000	Credit Suisse Group AG, 2.59% (SOFR+156 bps), 9/11/25, Callable 9/11/24 @ 100(b)	510,049
670,000	Credit Suisse Group Fun, Ltd., 3.80%, 9/15/22	696,610
787,000	Credit Suisse Group Fun, Ltd., 3.80%, 6/9/23	823,703
470,000	Credit Suisse Group Fun, Ltd., 3.75%, 3/26/25	496,945
487,000	Deutsche Bank AG, 5.00%, 2/14/22	508,471
860,000	Deutsche Bank AG, 3.30%, 11/16/22	868,757
979,000	Deutsche Bank AG, 4.50%, 4/1/25	974,964
491,000	UBS Group AG, 4.13%, 9/24/25(b)	531,514

		5,411,013

Chemicals (0.1%†):
170,000	Nufarm Australia, Ltd., 5.75%, 4/30/26, Callable 4/30/21 @ 102.88(b)	166,812

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Chemicals, continued
$150,000	OCI NV, 6.63%, 4/15/23, Callable 4/15/20 @ 103.31(b)	$155,813

		322,625

Containers & Packaging (0.1%):
270,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00%, 2/15/25, Callable 2/15/20 @ 104.5(b)	283,163
190,000	Trivium Packaging Finance BV, 5.50%, 8/15/26, Callable 8/15/22 @ 102.75(b)	201,162
25,000	Trivium Packaging Finance BV, 8.50%, 8/15/27, Callable 8/15/22 @ 104.25(b)	27,813

		512,138

Diversified Consumer Services (0.1%):
315,000	GEMS MENASA Cayman, Ltd., 7.13%, 7/31/26, Callable 7/31/22 @ 103.56(b)	331,931

Diversified Financial Services (0.7%):
470,000	Altice Financing SA, 7.50%, 5/15/26, Callable 5/15/21 @ 103.75(b)	505,249
200,000	Altice Finco SA, 8.13%, 1/15/24, Callable 2/10/20 @ 102.71(b)	205,000
395,000	C&W Senior Financing Dac, 7.50%, 10/15/26, Callable 10/15/21 @ 103.75(b)	426,600
280,000	C&W Senior Financing Dac, 6.88%, 9/15/27, Callable 9/15/22 @ 103.44(b)	298,550
155,000	Intelsat Jackson Holdings SA, 8.50%, 10/15/24, Callable 10/15/20 @ 106.38(b)	141,438
315,000	Nielsen Co. Luxembourg SARL (The), 5.00%, 2/1/25, Callable 2/10/20 @ 103.75^(b)	324,056
75,000	Park Aerospace Holdings, 4.50%, 3/15/23, Callable 2/15/23 @ 100(b)	78,656
1,355,000	Park Aerospace Holdings, 5.50%, 2/15/24(b)	1,488,278
200,000	Telenet Finance Lux Note, 5.50%, 3/1/28, Callable 12/1/22 @ 102.75(b)	213,750

		3,681,577

Diversified Telecommunication Services (0.2%):
265,000	Altice France SA, 7.38%, 5/1/26, Callable 5/1/21 @ 103.69(b)	283,881
310,000	Altice France SA, 8.13%, 2/1/27, Callable 2/1/22 @ 106.09(b)	351,075
30,000	Telecom Italia Capital, 6.38%, 11/15/33	33,225
255,000	Telecom Italia SpA, 5.30%, 5/30/24(b)	274,871
55,000	Telecom Italia SpA, 6.00%, 9/30/34	58,713

		1,001,765

Energy Equipment & Services (0.0%†):
130,000	Noble Holding International, Ltd., 7.88%, 2/1/26, Callable 2/1/21 @ 105.91(b)	94,413

Hotels, Restaurants & Leisure (0.1%):
115,000	1011778 BC ULC New Red Finance, Inc., 4.25%, 5/15/24, Callable 5/15/20 @ 102.13(b)	117,875
345,000	Stars Group Holdings BV, 7.00%, 7/15/26, Callable 7/15/21 @ 103.5(b)	372,169

See accompanying notes to the financial statements.

16

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Hotels, Restaurants & Leisure, continued
$190,000	Wynn Macau, Ltd., 4.88%, 10/1/24, Callable 10/1/20 @ 102.44(b)	$193,325
125,000	Wynn Macau, Ltd., 5.50%, 10/1/27, Callable 10/1/22 @ 102.75(b)	130,000

		813,369

Insurance (0.0%†):
200,000	Swiss Re Finance Luxembourg SA, 5.00% (H15T5Y+358 bps), 4/2/49, Callable 4/2/29 @ 100(b)	223,500

Media (0.1%):
90,000	MDC Partners, Inc., 6.50%, 5/1/24, Callable 2/10/20 @ 104.88(b)	81,450
415,000	Ziggo Bond Finance BV, 5.88%, 1/15/25, Callable 1/20/20 @ 102.94(b)	424,856
120,000	Ziggo BV, 5.50%, 1/15/27, Callable 1/15/22 @ 102.75(b)	126,750

		633,056

Metals & Mining (0.2%):
456,000	BHP Billiton Finance USA, Ltd., 6.75% (USSW5+509 bps), 10/19/75, Callable 10/20/25 @ 100(b)	534,660
200,000	BHP Billiton Finance USA, Ltd., 6.25% (USSW5+497 bps), 10/19/75, Callable 10/19/20 @ 100(b)	205,750
200,000	First Quantum Minerals, Ltd., 7.25%, 5/15/22, Callable 2/10/20 @ 101.81(b)	201,500

		941,910

Multi-Utilities (0.0%†):
243,000	InterGen NV, 7.00%, 6/30/23, Callable 2/10/20 @ 102.33(b)	235,710

Oil, Gas & Consumable Fuels (1.8%):
28,000	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	34,461
402,000	Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100	424,231
145,000	Enbridge, Inc., 4.00%, 10/1/23, Callable 7/1/23 @ 100	153,101
135,000	Enbridge, Inc., 4.25%, 12/1/26, Callable 9/1/26 @ 100	148,393
230,000	LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23, Callable 2/10/20 @ 102.29(b)	232,300
100,000	Meg Energy Corp., 7.00%, 3/31/24, Callable 2/10/20 @ 102.33^(b)	100,750
108,000	Petrobras Global Finance BV, 5.09%, 1/15/30(b)	116,100
1,793,000	Petrobras Global Finance BV, 7.25%, 3/17/44	2,174,012
694,000	Petroleos Mexicanos, 4.50%, 1/23/26	689,390
566,000	Petroleos Mexicanos, 6.50%, 3/13/27	599,328
1,196,000	Petroleos Mexicanos, 6.84%, 1/23/30, Callable 10/23/29 @ 100(b)	1,281,467
363,000	Petroleos Mexicanos, 5.63%, 1/23/46	326,774
2,228,000	Petroleos Mexicanos, 6.75%, 9/21/47	2,232,684
1,386,000	Petroleos Mexicanos, 7.69%, 1/23/50, Callable 7/23/49 @ 100(b)	1,515,153

		10,028,144

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Pharmaceuticals (0.4%):
$1,050,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	$1,074,268
24,000	Bausch Health Cos., Inc., 5.50%, 3/1/23, Callable 2/10/20 @ 101.38(b)	24,090
265,000	Bausch Health Cos., Inc., 7.00%, 3/15/24, Callable 3/15/20 @ 103.5(b)	275,600
459,000	Mylan NV, 3.15%, 6/15/21, Callable 5/15/21 @ 100	463,777
226,000	Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100	234,596
84,000	Teva Pharmaceuticals Industries, Ltd., 2.20%, 7/21/21	81,375
127,000	Teva Pharmaceuticals Industries, Ltd., 2.80%, 7/21/23	117,793
195,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06(b)	201,338

		2,472,837

Software (0.0%†):
225,000	Open Text Corp., 5.88%, 6/1/26, Callable 6/1/21 @ 102.94(b)	240,188

Sovereign Bond (0.3%):
900,000	Dominican Republic, 5.50%, 1/27/25(b)	967,500
150,000	Dominican Republic, 6.00%, 7/19/28(b)	166,688
1,000,000	Republic of Argentina, 5.88%, 1/11/28	470,000

		1,604,188

Thrifts & Mortgage Finance (0.1%†):
200,000	Corp. Nacional del Cobre de Chile, 3.63%, 8/1/27, Callable 5/1/27 @ 100(b)	208,407
200,000	Corp. Nacional del Cobre de Chile, 4.50%, 8/1/47, Callable 2/1/47 @ 100(b)	217,766

		426,173

Tobacco (0.2%):
462,000	Imperial Tobacco Finance, 3.75%, 7/21/22, Callable 5/21/22 @ 100(b)	475,688
700,000	Imperial Tobacco Finance, 4.25%, 7/21/25, Callable 4/21/25 @ 100(b)	735,839

		1,211,527

Trading Companies & Distributors (0.3%):
195,000	Aercap Holdings NV, 5.87% (H15T5Y+454 bps), 10/10/79, Callable 10/10/24 @ 100	208,650
152,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 12/16/21, Callable 11/16/21 @ 100	158,080
320,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.88%, 1/16/24, Callable 12/16/23 @ 100	346,799
297,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.88%, 8/14/24, Callable 7/14/24 @ 100	299,599
163,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 4/3/26, Callable 2/3/26 @ 100	174,614
100,000	Fly Leasing, Ltd., 6.38%, 10/15/21, Callable 2/10/20 @ 101.59	102,000
270,000	Fly Leasing, Ltd., 5.25%, 10/15/24, Callable 10/15/20 @ 102.63	281,475

		1,571,217

See accompanying notes to the financial statements.

17

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Wireless Telecommunication Services (0.2%):
$330,000	Empresa Nacional del Pet, 4.38%, 10/30/24(b)	$348,150
270,000	Millicom International Cellular SA, 6.63%, 10/15/26, Callable 10/15/21 @ 104.97(b)	295,313
500,000	Millicom International Cellular SA, 6.25%, 3/25/29, Callable 3/25/24 @ 103.13(b)	549,375

		1,192,838

Total Yankee Dollars (Cost $40,787,194)		42,446,619

Municipal Bonds (0.8%):
Illinois (0.7%):
105,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series B, 5.43%, 1/1/42	106,200
3,235,000	Illinois State, Build America Bonds, GO, 5.10%, 6/1/33	3,488,980
109,091	Illinois State, Build America Bonds, GO, 4.95%, 6/1/23	114,425

		3,709,605

California (0.1%):
400,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	602,296
140,000	California State, Build America Bonds, GO, 7.55%, 4/1/39	224,144
10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	15,235

		841,675

Total Municipal Bonds (Cost $4,082,253)		4,551,280

U.S. Government Agency Mortgages (13.8%):
Government National Mortgage Association (4.5%)
44,583	4.00%, 10/20/40, Pool #G24833	47,321
130,093	4.00%, 1/20/41, Pool #4922	138,083
119,803	4.00%, 8/15/41, Pool #430354	130,360
1,402,636	4.00%, 1/20/42, Pool #5280	1,492,840
177,373	4.00%, 11/20/42, Pool #MA0535	188,804
24,412	4.00%, 11/20/42, Pool #AB9233	26,127
345,427	3.00%, 12/20/42, Pool #AA5872	356,577
3,024,064	3.50%, 1/20/43, Pool #MA0699	3,185,766
226,671	3.00%, 3/20/43, Pool #AA6146	234,148
52,099	3.50%, 3/20/43, Pool #AD8884	54,242
93,446	3.00%, 3/20/43, Pool #AD8812	95,996
55,780	3.50%, 4/20/43, Pool #AD9075	57,749
19,403	3.50%, 4/20/43, Pool #AB9891	20,197
207,905	3.50%, 5/20/46, Pool #MA3663	216,598
160,875	4.00%, 5/20/46, Pool #MA3664	169,441
280,695	3.50%, 6/20/46, Pool #MA3736	293,469
72,136	3.50%, 7/20/46, Pool #MA3803	75,066
861,287	3.00%, 12/20/46, Pool #MA4126	889,094
240,804	4.00%, 1/15/47, Pool #AX5831	251,658
228,514	4.00%, 1/15/47, Pool #AX5857	238,814
1,763,906	3.00%, 1/20/47, Pool #MA4195	1,820,565
211,209	3.00%, 2/20/47, Pool #MA4261	217,531
633,259	4.00%, 3/20/47, Pool #MA4322	663,035
171,621	4.00%, 4/20/47, Pool #784303	178,133
841,797	4.50%, 4/20/47, Pool #MA4384	884,184
110,894	4.00%, 4/20/47, Pool #MA4383	115,909

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$185,675	4.00%, 4/20/47, Pool #784304	$192,690
120,022	4.00%, 5/20/47, Pool #MA4452	125,661
1,133,103	4.50%, 6/20/47, Pool #MA4512	1,190,140
38,904	3.50%, 7/20/47, Pool #MA4586	40,466
3,663,768	3.50%, 9/20/47, Pool #MA4719	3,795,775
197,412	3.50%, 1/20/48, Pool #MA4962	205,324
56,793	4.00%, 4/20/48, Pool #BG7744	59,453
80,734	4.00%, 4/20/48, Pool #BG3507	84,510
415,923	4.00%, 4/20/48, Pool #MA5137	432,187
2,615,338	4.00%, 5/20/48, Pool #MA5192	2,705,407
874,877	4.00%, 6/20/48, Pool #MA5264	904,982
2,500,000	3.00%, 1/20/49, TBA	2,567,579
350,000	3.50%, 1/20/50, TBA	360,664
250,000	3.50%, 2/20/50, TBA	257,744

		24,964,289

Federal National Mortgage Association (6.1%)
69,515	2.50%, 5/1/31, Pool #BC0919	70,549
93,585	2.50%, 8/1/31, Pool #BC2778	94,977
68,007	2.50%, 10/1/31, Pool #AS8010	69,174
528,855	2.50%, 1/1/32, Pool #BE3032	536,023
302,461	3.00%, 9/1/32, Pool #BM5110	311,669
108,083	2.50%, 9/1/32, Pool #MA3124	109,454
173,139	3.00%, 12/1/32, Pool #BM5109	178,729
1,143,653	3.00%, 2/1/33, Pool #BM5108	1,179,478
718,375	3.00%, 2/1/33, Pool #MA3283	741,093
40,653	3.00%, 3/1/33, Pool #BM4614	41,968
36,013	3.00%, 5/1/33, Pool #AT3000	37,164
39,667	3.00%, 6/1/33, Pool #AT6090	40,938
196,279	3.00%, 7/1/33, Pool #MA1490	202,557
188,902	2.50%, 5/1/34, Pool #BN6321	190,789
93,869	3.00%, 6/1/34, Pool #CA3585	97,324
719,044	3.50%, 9/1/34, Pool #FM1577	753,733
1,600,000	2.50%, 1/25/35, TBA	1,614,500
660,388	6.00%, 5/1/36, Pool #745512	752,597
37,476	3.50%, 12/1/40, Pool #AH1556	39,629
17,070	3.50%, 6/1/42, Pool #AO6387	17,945
415,505	3.00%, 10/1/42, Pool #AB6509	428,788
620,330	3.00%, 10/1/42, Pool #AB6504	637,667
35,284	3.50%, 11/1/42, Pool #MA1236	37,107
712,450	3.00%, 11/1/42, Pool #AB6976	735,234
1,585,100	3.50%, 11/1/42, Pool #AL2866	1,665,579
277,948	3.00%, 12/1/42, Pool #AB7282	286,829
1,258,280	3.00%, 1/1/43, Pool #AB7586	1,298,555
315,789	3.00%, 2/1/43, Pool #AT0223	324,615
17,704	3.50%, 3/1/43, Pool #AB8733	18,589
17,726	3.50%, 3/1/43, Pool #AR4461	18,368
50,361	3.50%, 7/1/43, Pool #AT8975	52,808
75,911	4.00%, 10/1/43, Pool #BM1167	81,476
68,306	3.50%, 11/1/43, Pool #AL9612	72,083
655,897	4.50%, 3/1/44, Pool #AV0957	702,304
955,179	4.50%, 7/1/44, Pool #AS3062	1,022,024
279,543	4.50%, 10/1/44, Pool #AV8856	298,789

See accompanying notes to the financial statements.

18

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$322,841	4.50%, 12/1/44, Pool #AS4176	$347,238
104,199	3.50%, 2/1/45, Pool #BM1014	109,221
131,130	4.00%, 5/1/45, Pool #AZ1207	138,777
163,173	4.00%, 6/1/45, Pool #AY8126	172,547
387,043	4.00%, 6/1/45, Pool #AY8096	409,277
617,991	3.50%, 7/1/45, Pool #AZ0814	645,086
410,796	3.50%, 8/1/45, Pool #AY8424	428,821
537,214	4.50%, 12/1/45, Pool #BA6997	569,866
72,975	4.00%, 12/1/45, Pool #AS6352	77,088
22,465	4.50%, 1/1/46, Pool #AY3890	23,717
237,862	4.00%, 2/1/46, Pool #BC1578	250,927
269,882	3.50%, 3/1/46, Pool #BM4621	284,796
9,712	4.50%, 3/1/46, Pool #BC0287	10,480
62,039	4.00%, 4/1/46, Pool #AS7024	65,361
530,952	4.00%, 4/1/46, Pool #AL8468	566,427
497,404	4.00%, 6/1/46, Pool #AL9282	524,843
127,692	4.50%, 6/1/46, Pool #BD1238	136,248
547,303	3.50%, 7/1/46, Pool #AL9515	566,113
197,594	4.00%, 7/1/46, Pool #BC1443	210,590
27,056	3.50%, 8/1/46, Pool #BD5247	28,489
208,992	4.00%, 9/1/46, Pool #BC2843	222,715
82,365	4.00%, 9/1/46, Pool #BD1489	86,895
16,983	3.50%, 9/1/46, Pool #BD0711	17,883
38,443	3.50%, 9/1/46, Pool #BD7792	40,464
185,459	4.00%, 10/1/46, Pool #BC4754	197,677
1,552,643	3.50%, 10/1/46, Pool #BC4760	1,634,764
248,087	3.50%, 10/1/46, Pool #AL9285	255,199
66,154	4.50%, 10/1/46, Pool #BE1671	70,608
28,537	4.00%, 10/1/46, Pool #BD7599	30,098
237,890	3.00%, 11/1/46, Pool #BM3627	244,811
72,664	4.50%, 11/1/46, Pool #BE2386	78,415
564,864	3.50%, 12/1/46, Pool #BC9077	589,494
38,546	3.50%, 12/1/46, Pool #BE5877	40,420
966,835	3.50%, 12/1/46, Pool #BD8504	1,017,733
12,199	4.50%, 12/1/46, Pool #BC9079	13,153
141,499	4.50%, 12/1/46, Pool #BE4488	152,699
25,995	3.50%, 1/1/47, Pool #BE7834	27,259
423,874	3.50%, 1/1/47, Pool #BE1526	442,190
90,090	4.50%, 1/1/47, Pool #BE6506	96,682
337,728	3.50%, 1/1/47, Pool #AL9776	349,321
90,559	4.50%, 1/1/47, Pool #BE7087	97,038
81,602	4.50%, 2/1/47, Pool #BE8498	87,757
770,119	4.00%, 2/1/47, Pool #AL9779	814,745
122,963	4.00%, 5/1/47, Pool #BM1277	130,975
16,094	4.00%, 6/1/47, Pool #BH4269	17,143
39,428	4.50%, 6/1/47, Pool #BH0561	42,092
20,777	4.50%, 6/1/47, Pool #BE9387	22,286
120,607	4.50%, 6/1/47, Pool #BE3663	129,216
105,916	4.50%, 7/1/47, Pool #BE3749	113,478
78,068	4.00%, 7/1/47, Pool #AS9968	82,516
21,219	4.00%, 12/1/47, Pool #BJ4279	22,606
21,393	4.00%, 12/1/47, Pool #BJ2132	22,788
360,955	3.50%, 12/1/47, Pool #CA0854	378,722

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$19,233	4.00%, 4/1/48, Pool #BJ8805	$20,343
21,982	4.00%, 4/1/48, Pool #BK2485	23,256
19,206	4.00%, 4/1/48, Pool #BK4838	20,309
580,180	4.00%, 4/1/48, Pool #BJ9939	610,835
95,165	4.50%, 4/1/48, Pool #BJ5454	101,535
27,620	4.00%, 4/1/48, Pool #CA1545	29,210
141,544	4.00%, 4/1/48, Pool #BM3700	150,747
22,415	4.00%, 5/1/48, Pool #BK2527	23,689
31,211	4.50%, 5/1/48, Pool #BJ5507	33,331
73,005	4.00%, 5/1/48, Pool #BM3877	77,202
165,772	4.50%, 10/25/48, Pool #BM4548	180,268
45,416	4.00%, 12/1/48, Pool #MA3536	47,276
571,149	4.50%, 9/1/49, Pool #FM1534	613,484
431,607	3.00%, 9/1/49, Pool #CA4142	440,752
363,377	3.00%, 9/1/49, Pool #FM1459	368,662
432,433	3.00%, 10/1/49, Pool #CA4406	443,756
432,562	3.00%, 10/1/49, Pool #CA4421	441,476
99,600	3.50%, 11/1/49, Pool #CA4557	103,873
654,545	4.00%, 11/1/49, Pool #CA4628	689,531
1,000,000	2.50%, 12/1/49, Pool #BO6208	991,731
600,000	3.50%, 1/25/50, TBA	617,156

		33,925,281

Federal Home Loan Mortgage Corporation (3.2%)
51,949	2.50%, 6/1/31, Pool #J34501	52,750
53,590	2.50%, 6/1/31, Pool #G18604	54,193
79,686	2.50%, 7/1/31, Pool #V61246	80,915
138,163	2.50%, 8/1/31, Pool #V61273	140,539
399,314	3.50%, 3/1/32, Pool #C91403	416,920
1,059,692	3.50%, 7/1/32, Pool #C91467	1,106,416
360,881	2.50%, 12/1/32, Pool #G18669	367,167
90,158	2.50%, 3/1/33, Pool #G18680	91,036
425,139	3.00%, 4/1/33, Pool #G18684	436,710
42,046	3.00%, 4/1/33, Pool #K90336	43,370
129,179	3.00%, 5/1/33, Pool #G16550	133,254
44,257	3.00%, 6/1/33, Pool #C91709	45,651
105,199	3.00%, 6/1/33, Pool #K90632	108,516
87,853	3.00%, 6/1/33, Pool #K90806	90,619
58,521	3.00%, 6/1/33, Pool #K90684	60,359
201,505	3.00%, 7/1/33, Pool #C91714	207,852
274,172	2.50%, 7/1/33, Pool #G16661	278,700
294,236	3.50%, 11/1/33, Pool #G16677	307,180
250,066	3.50%, 2/1/34, Pool #G16752	260,547
86,877	3.00%, 4/1/34, Pool #G16829	89,354
354,236	3.50%, 10/1/34, Pool #C91793	369,280
975,867	4.00%, 5/1/37, Pool #C91938	1,026,974
319,843	5.00%, 2/1/38, Pool #G60365	356,572
417,549	4.00%, 11/1/40, Pool #A95150	438,646
883,779	3.50%, 1/1/44, Pool #G07922	940,612
439,275	3.50%, 1/1/44, Pool #G60271	463,982
146,130	4.00%, 2/1/45, Pool #G07949	155,612
134,959	3.50%, 11/1/45, Pool #Q37467	142,164
40,441	4.00%, 4/1/46, Pool #V82292	42,805

See accompanying notes to the financial statements.

19

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$13,018	4.00%, 4/1/46, Pool #Q39975	$13,912
266,321	3.50%, 9/1/46, Pool #Q43257	280,837
15,780	4.50%, 12/1/46, Pool #Q45028	17,003
392,143	3.00%, 12/1/46, Pool #G60989	401,117
17,507	4.50%, 1/1/47, Pool #Q45635	18,881
35,968	4.50%, 2/1/47, Pool #Q46222	38,622
77,421	4.50%, 5/1/47, Pool #Q48095	83,163
82,418	4.50%, 5/1/47, Pool #Q47935	88,480
32,858	4.50%, 5/1/47, Pool #Q47942	35,286
689,281	4.00%, 6/1/47, Pool #Q48877	738,084
90,907	4.50%, 6/1/47, Pool #Q48759	97,614
545,204	4.00%, 6/1/47, Pool #G08767	572,784
731,202	4.00%, 7/1/47, Pool #G08771	771,314
68,831	4.50%, 7/1/47, Pool #Q49393	73,911
408,107	3.50%, 11/1/47, Pool #Q52086	421,824
171,886	4.50%, 12/1/47, Pool #Q53017	183,581
271,269	4.00%, 12/1/47, Pool #G61305	284,602
15,472	4.50%, 1/1/48, Pool #Q53730	16,529
60,587	4.00%, 1/1/48, Pool #V83906	63,537
16,450	4.00%, 2/1/48, Pool #Q54499	17,413
56,643	4.00%, 2/1/48, Pool #V83994	59,271
71,835	4.00%, 2/1/48, Pool #G61343	75,525
115,772	4.50%, 4/1/48, Pool #Q55500	123,859
136,995	4.50%, 4/1/48, Pool #Q55660	146,459
171,029	4.50%, 4/1/48, Pool #Q55724	182,904
413,649	4.00%, 5/1/48, Pool #ZA5379	437,527
226,913	4.50%, 5/1/48, Pool #Q55839	242,590
368,800	4.00%, 5/1/48, Pool #Q55992	390,906
442,395	4.00%, 6/1/48, Pool #G67713	473,296
140,894	4.00%, 7/1/48, Pool #Q59935	149,149
382,113	4.00%, 8/1/48, Pool #ZS4785	398,518
72,361	4.50%, 10/1/48, Pool #G67716	77,844
50,280	4.00%, 10/1/48, Pool #ZT0712	52,339
762,672	3.50%, 5/1/49, Pool #Q63646	795,255
1,000,001	3.00%, 6/1/49, Pool #ZT2090	1,011,190
950,000	3.00%, 12/1/49, Pool #RA1865	963,812

		18,107,633

Total U.S. Government Agency Mortgages (Cost $75,895,729)		76,997,203

U.S. Treasury Obligations (15.0%):
U.S. Treasury Inflation Index Notes (1.9%):
1,825,219	0.25%, 1/15/25	1,841,040
5,157,103	0.63%, 1/15/26	5,314,626

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Inflation Index Notes, continued
$2,179,266	0.13%, 7/15/26	$2,186,239
1,335,034	0.88%, 1/15/29	1,417,529

		10,759,434

U.S. Treasury Inflation Index Bonds (0.5%):
2,215,045	0.75%, 2/15/45	2,300,008
83,515	1.00%, 2/15/46	91,925
480,631	1.00%, 2/15/49	534,288

		2,926,221

U.S. Treasury Notes (9.6%):
1,906,000	1.88%, 7/31/22	1,919,699
3,900,000	2.50%, 1/31/24	4,028,578
2,961,000	2.13%, 3/31/24	3,015,593
3,490,000	1.75%, 6/30/24	3,500,906
3,555,000	2.13%, 7/31/24	3,623,878
5,588,000	2.50%, 2/28/26	5,821,998
4,682,000	1.63%, 9/30/26	4,625,670
1,600,000	1.63%, 11/30/26	1,579,750
6,146,000	3.13%, 11/15/28	6,762,521
5,603,000	1.63%, 8/15/29	5,462,925
13,738,000	1.75%, 11/15/29^	13,540,516

		53,882,034

U.S. Treasury Bonds (3.0%):
277,000	2.75%, 11/15/47	297,732
11,629,000	3.00%, 2/15/49	13,149,855
3,127,000	2.88%, 5/15/49	3,455,335

		16,902,922

Total U.S. Treasury Obligations (Cost $82,156,790)		84,470,611

Short-Term Securities Held as Collateral for Securities on Loan (2.8%):
15,614,616	BlackRock Liquidity FedFund, Institutional Class, 2.00%(e)(f)	15,614,616

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $15,614,616)		15,614,616

Unaffiliated Investment Companies (1.4%):
Money Markets (1.4%):
7,905,819	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(e)	7,905,819

Total Unaffiliated Investment Companies (Cost $7,905,819)		7,905,819

Total Investment Securities (Cost $520,545,456) — 103.3%(g)		577,873,315
Net other assets (liabilities) — (3.3)%		(18,846,494)

Net Assets — 100.0%		$559,026,821

Percentages indicated are based on net assets as of December 31, 2019.

CVR—Contingency Valued Rights

GO—General Obligation

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

See accompanying notes to the financial statements.

20

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USSW5—USD 5 Year Swap Rate

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $15,188,935.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2019. The total of all such securities represent 0.00% of the net assets of the fund.

(b)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2019.

(d)	Defaulted bond.

(e)	The rate represents the effective yield at December 31, 2019.

(f)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(g)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or rounds to less than $1.

Futures Contracts

Cash of $88,200 has been segregated to cover margin requirements for the following open contracts as of December 31, 2019:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/20/20	13	$2,100,215	$31,929

				$31,929

See accompanying notes to the financial statements.

21

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$520,545,456

Investment securities, at value(a)	$577,873,315
Segregated cash for collateral for futures contracts	88,200
Interest and dividends receivable	2,892,933
Foreign currency, at value (cost $1,686)	1,686
Receivable for TBA investments sold	26,162,779
Receivable for variation margin on futures contracts	4,658
Reclaims receivable	154,722
Prepaid expenses	1,965

Total Assets	607,180,258

Liabilities:
Cash overdraft	1,682
Payable for investments purchased	347,428
Payable for TBA investments purchased	31,635,517
Payable for capital shares redeemed	202,013
Payable for collateral received on loaned securities	15,614,616
Manager fees payable	192,178
Administration fees payable	10,070
Distribution fees payable	118,389
Custodian fees payable	5,497
Administrative and compliance services fees payable	2,012
Transfer agent fees payable	994
Trustee fees payable	495
Other accrued liabilities	22,546

Total Liabilities	48,153,437

Net Assets	$559,026,821

Net Assets Consist of:
Paid in capital	$474,829,871
Total distributable earnings	84,196,950

Net Assets	$559,026,821

Shares of beneficial interest (unlimited number of shares authorized, no par value)	41,548,495
Net Asset Value (offering and redemption price per share)	$13.45

(a)	Includes securities on loan of $15,188,935.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Interest	$11,871,983
Dividends	5,019,140
Income from securities lending	138,526
Foreign tax reclaims received	37,748

Total Investment Income	17,067,397

Expenses:
Manager fees	3,901,045
Administration fees	224,867
Distribution fees	1,393,226
Custodian fees	34,292
Administrative and compliance services fees	10,470
Transfer agent fees	6,209
Trustee fees	33,064
Professional fees	29,171
Shareholder reports	19,123
Other expenses	18,515

Total expenses before reductions	5,669,982
Less expenses voluntarily waived/reimbursed by the Manager	(1,393,226)
Less expense contractually waived/reimbursed by the Manager	(328,039)

Net expenses	3,948,717

Net Investment Income/(Loss)	13,118,680

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	14,282,449
Net realized gains/(losses) on futures contracts	818,127
Net realized gains/(losses) on securities held short	(79,141)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	60,252,802
Change in net unrealized appreciation/depreciation on futures contracts	145,087
Change in net unrealized appreciation/depreciation on securities held short	27,072

Net realized and Change in net unrealized gains/losses on investments	75,446,396

Change in Net Assets Resulting From Operations	$88,565,076

See accompanying notes to the financial statements.

22

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$13,118,680	$13,219,288
Net realized gains/(losses) on investments	15,021,435	21,563,531
Change in unrealized appreciation/depreciation on investments	60,424,961	(45,165,722)

Change in net assets resulting from operations	88,565,076	(10,382,903)

Distributions to Shareholders:
Distributions	(35,430,519)	(35,700,076)

Change in net assets resulting from distributions to shareholders	(35,430,519)	(35,700,076)

Capital Transactions:
Proceeds from shares issued	9,032,090	12,053,647
Proceeds from dividends reinvested	35,430,518	35,700,076
Value of shares redeemed	(77,925,529)	(89,690,641)

Change in net assets resulting from capital transactions	(33,462,921)	(41,936,918)

Change in net assets	19,671,636	(88,019,897)
Net Assets:
Beginning of period	539,355,185	627,375,082

End of period	$559,026,821	$539,355,185

Share Transactions:
Shares issued	678,904	913,011
Dividends reinvested	2,759,386	2,826,609
Shares redeemed	(5,869,044)	(6,745,825)

Change in shares	(2,430,754)	(3,006,205)

See accompanying notes to the financial statements.

23

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net Asset Value, Beginning of Period	$12.26	$13.35	$12.43	$12.06		$13.72

Investment Activities:
Net Investment Income/(Loss)	0.31 (a)	0.34	0.28	0.34		0.32
Net Realized and Unrealized Gains/(Losses) on Investments	1.76	(0.58)	1.09	0.44		(1.07)

Total from Investment Activities	2.07	(0.24)	1.37	0.78		(0.75)

Distributions to Shareholders From:
Net Investment Income	(0.33)	(0.32)	—	(0.18)		(0.56)
Net Realized Gains	(0.55)	(0.53)	(0.45)	(0.23)		(0.35)

Total Dividends	(0.88)	(0.85)	(0.45)	(0.41)		(0.91)

Net Asset Value, End of Period	$13.45	$12.26	$13.35	$12.43		$12.06

Total Return(b)	17.27%	(2.02)%	11.12%	6.52%		(5.46)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$559,027	$539,355	$627,375	$657,727		$735,431
Net Investment Income/(Loss)	2.35%	2.24%	2.06%	2.48%		2.31%
Expenses Before Reductions(c)	1.02%	1.01%	1.00%	1.04%		1.04%
Expenses Net of Reductions	0.71%	0.71%	0.71%	0.97%		1.04%
Portfolio Turnover Rate	77%	66%	82%	148	%(d)	35%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)

Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

See accompanying notes to the financial statements.

24

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Fidelity Institutional Asset Management Multi-Strategy Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Structured Notes

The Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

25

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2019

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $13,695 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $15,614,616 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

26

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2019

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2019, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 changed the amortization period for non-contingently callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. The Fund has adopted ASU 2017-08 on a modified retrospective basis as of January 1, 2019. The adoption of ASU 2017-08 did not have a significant impact on the amortized cost of investments as of January 1, 2019, and had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2019, the Fund used futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for long contracts was $2.9 million for the year ended December 31, 2019. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts*	$31,929	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

27

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2019

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$818,127	$145,087

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained two independent money management organizations (the “Subadviser”), FIAM LLC (“FIAM”) and Geode Capital Management, LLC (“Geode”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements with the Manager and FIAM, and the Manager and Geode provide investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	0.70%	0.71%

*	The Manager voluntarily reduced the management fee to 0.45% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2019, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2020	Expires 12/31/2021	Expires 12/31/2022	Total

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$268,430	$287,302	$328,039	$883,771

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $4,180 was paid from the Fund relating to these fees and expenses.

28

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2019

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$225,581,594	$—	$—		$225,581,594
Warrants	—	—	—	#	—
Rights	11,498	—	—		11,498
Asset Backed Securities	—	6,088,630	—		6,088,630
Collateralized Mortgage Obligations	—	12,894,084	—		12,894,084
Corporate Bonds+	—	101,311,317	—		101,311,317
Foreign Bonds+	—	44	—		44
Yankee Dollars+	—	42,446,619	—		42,446,619
Municipal Bonds	—	4,551,280	—		4,551,280
U.S. Government Agency Mortgages	—	76,997,203	—		76,997,203
U.S. Treasury Obligations	—	84,470,611	—		84,470,611
Short-Term Securities Held as Collateral for Securities on Loan	15,614,616	—	—		15,614,616
Unaffiliated Investment Companies	7,905,819	—	—		7,905,819

Total Investment Securities	249,113,527	328,759,788	—		577,873,315

Other Financial Instruments:*
Futures Contracts	31,929	—	—		31,929

Total Investments	$249,145,456	$328,759,788	$—		$577,905,244

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2019.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

29

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2019

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$421,581,220	$478,370,122

For the year ended December 31, 2019, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$186,898,016	$198,607,934

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

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AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2019

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $522,510,796. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$58,548,018
Unrealized (depreciation)	(3,185,499)

Net unrealized appreciation/(depreciation)	$55,362,519

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$15,313,364	$20,117,155	$35,430,519

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$24,240,658	$11,459,418	$35,700,076

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$15,184,809	$13,637,221	$—	$55,374,920	$84,196,950

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and mark-to-market of futures contracts.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had multiple shareholder accounts which are affiliated with the Investment Adviser representing ownership in excess of 95% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Fidelity Institutional Asset Management Multi-Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 29.03% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2019, the Fund declared net short-term capital gain distributions of $2,021,810.

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $20,117,155.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

35

the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

39

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® Fidelity Institutional Asset Management®

Total Bond Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Fidelity Institutional Asset Management® Total Bond Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Fidelity Institutional Asset Management® Total Bond Fund and FIAM LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2 Shares) (the “Fund”) returned 10.28%. That compared to a 8.72% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

The U.S. bond market benefitted from the Federal Reserve Board’s dovish shift during the period, recovering from the heightened volatility it experienced in late 2018. Falling yields boosted fixed-income returns. In particular, September saw 10-year Treasury yields fall to levels last seen in July 2016. The Treasury yield curve was partially inverted at the beginning of the year, generating fears of an imminent recession, but the curve flattened during the period and steepened in the fourth quarter. Meanwhile, a reduction in credit spreads led corporate bonds and other credit-sensitive bonds to outperform U.S. Government bonds, as investors aimed for higher returns from relatively riskier securities.

The two largest contributors to the Fund’s absolute returns were its positions in investment-grade corporate bonds and high-yield bonds. Both experienced meaningful spread reductions as fear of an imminent recession subsided. Within investment-grade corporate bonds, real estate investment trusts2 (REITs) and the banking, communications, consumer non-cyclicals and energy sectors were the biggest contributors to absolute returns. The Fund’s banking exposure benefitted from generally benign economic conditions. Meanwhile, mortgage-backed securities and Treasuries were also positive contributors on an absolute basis.*

The Fund outperformed its benchmark, benefiting from strong security selection and strong sector allocation. Overweight positions in high-yield bonds and investment-grade corporate bonds boosted relative returns. Within investment-grade corporate bonds, an overweight position in financials contributed to relative performance, as did strong selection among U.S. and European banks, REITs and industrials.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® Fidelity Institutional Asset Management® Total Bond Fund Review (Unaudited)

Fund Objective
The Fund’s investment objective is to seek a high level of current income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	Inception	1	3	5	Since
	Date	Year	Year	Year	Inception
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 1 Shares)	10/28/16	10.57%	4.60%	—	3.58%
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2 Shares)	9/5/12	10.28%	4.33%	3.49%	2.88%
Bloomberg Barclays U.S. Aggregate Bond Index	9/5/12	8.72%	4.03%	3.05%	2.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 1 Shares)	0.56%
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2 Shares)	0.81%

The above expense ratios are based on the current Fund prospectus dated April 29, 2019. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses such as interest expense to 0.70% for Class 1 Shares and 0.95% for Class 2 Shares through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Fidelity Institutional Asset Management Total Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fidelity Institutional Asset Management Total Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 1	$1,000.00	$1,031.10	$2.87	0.56%

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	$1,000.00	$1,029.40	$4.14	0.81%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 1	$1,000.00	$1,022.38	$2.85	0.56%

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	$1,000.00	$1,021.12	$4.13	0.81%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Corporate Bonds	32.9%

U.S. Government Agency Mortgages	23.7

U.S. Treasury Obligations	22.9

Yankee Dollars	13.0

Collateralized Mortgage Obligations	3.9

Unaffiliated Investment Companies	1.7

Asset Backed Securities	1.7

Municipal Bonds	1.2

Short-Term Securities Held as Collateral for Securities on Loan	0.6

Common Stocks	— †

Warrants	— †

Total Investment Securities	101.6

Net other assets (liabilities)	(1.6)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Shares or Principal Amount		Fair Value
Common Stocks (0.0%†):
Energy Equipment & Services (0.0%†):
7,612	Weatherford International plc*	$212,756

Oil, Gas & Consumable Fuels (0.0%†):
22	Amplify Energy Corp., 6.05%	145

Total Common Stocks (Cost $178,882)		212,901

Warrants (0.0%†):
Oil, Gas & Consumable Fuels (0.0%†):
3,930	Amplify Energy Corp., 4/21/20	—

Wireless Telecommunication Services (0.0%†):
600,000	T Mobile Escrow Shares, 4/15/25(a)	—

Total Warrants (Cost $8,435)		—

Asset Backed Securities (1.7%):
$327,952	Aaset Trust, Class A, Series 2018-1A, 3.84%, 1/16/38(b)	328,844
1,583,152	Aaset Trust, Class A, Series 2017-1A, 3.97%, 5/16/42(b)	1,596,122
474,314	Aaset Trust, Class A, Series 2019-2, 3.38%, 10/16/39(b)	470,070
321,033	Aaset Trust, Class A, Series 2019-1, 3.84%, 5/15/39(b)	323,201
158,854	Blackbird Capital Aircraft, Class AA, Series 2016-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	158,321
663,161	Blackbird Capital Aircraft, Class A, Series 2016-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	677,195
521,431	Castlelake Aircraft Structured Trust, Class A, Series 2018-1A, 4.13%, 6/15/43(b)	530,051
488,964	Castlelake Aircraft Structured Trust, Class A, Series 2019-1, 3.97%, 4/15/39(b)	495,544
235,079	Castlelake Aircraft Structured Trust, Class B, Series 2019-1, 5.10%, 4/15/39(b)	236,967
334,180	DB Master Finance LLC, Class A2I, Series 2017-1A, 3.63%, 11/20/47, Callable 11/20/21 @ 100(b)	338,491
561,540	DB Master Finance LLC, Class A2II, Series 2017-1A, 4.03%, 11/20/47, Callable 11/20/23 @ 100(b)	577,369
232,987	Horizon Aircraft Finance, Ltd., Class A, Series 2018-1, 4.46%, 12/15/38(b)	239,187
241,987	Horizon Aircraft Finance, Ltd., Class A, Series 2019-1, 3.72%, 7/15/39(b)	241,689
337,000	Planet Fitness Master Issuer LLC, Class A2, Series 1A, 3.86%, 12/5/49, Callable 12/5/25 @ 100(b)	333,869
402,667	Project Silver, Class A, Series 2019-1, 3.97%, 7/15/44(b)	406,572
558,268	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2018, 4.15%, 9/15/38(b)(c)	566,100
439,493	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2017-A, 4.21%, 5/17/32, Callable 4/15/24 @ 100(b)(c)	448,322
562,631	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2019-1, 3.67%, 11/15/39(b)	559,536

Total Asset Backed Securities (Cost $8,443,735)		8,527,450

Collateralized Mortgage Obligations (3.9%):
500,000	AIMCO CLO, Ltd., Class A, Series 2019-10A, 3.62%(US0003M+132bps), 7/22/32, Callable 7/22/21 @ 100(b)	499,154

Principal Amount		Fair Value
Asset Backed Securities, continued
Collateralized Mortgage Obligations, continued
$250,000	Allegany Park CLO, Ltd., Class A, Series 2019-1A(US0003M+133bps), 1/20/33(b)	$250,000
534,000	Ares CLO, Ltd., Class AR, Series 2016-41A, 3.20%(US0003M+120bps), 1/15/29, Callable 7/15/20 @ 100(b)	533,810
393,000	Ares CLO, Ltd., Class A, Series 2019-54A, 3.17%(US0003M+132bps), 10/15/32, Callable 10/15/21 @ 100(b)	393,054
273,000	BAMLL Commercial Mortgage Securities Trust, Class ANM, Series 2019-BPR, 3.11%, 11/5/32(b)	278,893
100,000	BAMLL Commercial Mortgage Securities Trust, Class BNM, Series 2019-BPR, 3.47%, 11/5/32(b)	102,233
250,000	Beechwood Park CLO, Ltd., Class A1, Series 2019-1A, 3.23%(US0003M+133bps), 1/17/33, Callable 1/17/22 @ 100(b)	250,000
467,000	Benchmark Mortgage Trust, Class A5, Series 2018-B8, 4.23%, 1/15/52	524,847
146,300	BX Commercial Mortgage Trust, Class F, Series 2018-IND, 3.54%(US0001M+180bps), 11/15/35(b)	146,353
560,000	BX Commercial Mortgage Trust, Class E, Series 2019-XL, 3.54%(US0001M+180bps), 10/15/36(b)	560,487
400,000	BX Commercial Mortgage Trust, Class A, Series 2019-IMC, 2.74%(US0001M+100bps), 4/15/34(b)	400,246
266,000	BX Commercial Mortgage Trust, Class B, Series 2019-IMC, 3.04%(US0001M+130bps), 4/15/34(b)	265,761
176,000	BX Commercial Mortgage Trust, Class C, Series 2019-IMC, 3.34%(US0001M+160bps), 4/15/34(b)	176,000
185,000	BX Commercial Mortgage Trust, Class D, Series 2019-IMC, 3.64%(US0001M+190bps), 4/15/34(b)	184,926
224,000	BX Commercial Mortgage Trust, Class B, Series 2019-XL, 2.82%(US0001M+108bps), 10/15/36(b)	224,276
281,000	BX Commercial Mortgage Trust, Class C, Series 2019-XL, 2.99%(US0001M+125bps), 10/15/36(b)	281,346
399,000	BX Commercial Mortgage Trust, Class D, Series 2019-XL, 3.19%(US0001M+145bps), 10/15/36(b)	399,491
154,256	BX Trust, Class D, Series 2018-EXCL, 4.36%(US0001M+263bps), 9/15/20(b)	154,058
261,000	Cedar Funding CLO, Ltd., Class A1A, Series 2019-11A, 3.26%(US0003M+135bps), 5/29/32, Callable 5/29/21 @ 100(b)	260,980
346,000	Cedar Funding CLO, Ltd., Class A, Series 2019-10A, 3.47%(US0003M+134bps), 10/20/32, Callable 10/20/21 @ 100(b)	346,341
627,000	CHC Commercial Mortgage Trust, Class A, Series 2019-CHC, 2.86%(US0001M+112bps), 6/15/34(b)	626,246

See accompanying notes to the financial statements.

4

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Asset Backed Securities, continued
Collateralized Mortgage Obligations, continued
$123,000	CHC Commercial Mortgage Trust, Class B, Series 2019-CHC, 3.24%(US0001M+150bps), 6/15/34(b)	$122,691
139,000	CHC Commercial Mortgage Trust, Class C, Series 2019-CHC, 3.49%(US0001M+175bps), 6/15/34(b)	138,652
89,000	Citigroup Commercial Mortgage Trust, Class A4, Series 2018-C6, 4.41%, 11/10/51	100,280
232,000	CSAIL Commercial Mortgage Trust, Class A4, Series 2018-C14, 4.42%, 11/15/51	260,610
1,384,000	CSMC Trust, Class D, Series 2017-PFHP, 3.99%(US0001M+225bps), 12/15/30(b)	1,383,681
309,000	CSMC Trust, Class A, Series 2018, 4.28%, 4/15/36(b)	324,669
100,000	CSMC Trust, Class B, Series 2018, 4.53%, 4/15/36(b)	105,009
100,000	CSMC Trust, Class C, Series 2018, 4.78%, 4/15/36(b)	104,720
128,000	CSMC Trust, Class D, Series 2018, 4.78%, 4/15/36(b)	132,005
427,000	Dryden CLO, Ltd., Class A, Series 2019-72A, 3.24%(US0003M+133bps), 5/15/32, Callable 5/15/21 @ 100(b)	427,614
250,000	Dryden CLO, Ltd., Class A1, Series 2019-76A, 3.26%(US0003M+133bps), 10/20/32, Callable 10/20/21 @ 100(b)	250,251
604,000	Dryden CLO, Ltd., Class AR2, Series 2014-36A, 3.28%(US0003M+128bps), 4/15/29, Callable 4/15/20 @ 100(b)	604,065
438,000	Flatiron CLO, Ltd., Class A, Series 2019-1A, 3.21%(US0003M+132bps), 11/16/32, Callable 11/16/21 @ 100(b)	437,982
63,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class CFX, Series 2018-WPT, 4.95%, 7/5/23(b)	67,089
97,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class DFX, Series 2018-WPT, 5.35%, 7/5/23(b)	103,298
133,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class EFX, Series 2018-WPT, 5.54%, 7/5/23(b)	140,584
500,000	Madison Park Funding, Ltd., Class A1, Series 2019-37A, 3.60%(US0003M+130bps), 7/15/32, Callable 7/15/21 @ 100(b)	501,486
250,000	Madison Park Funding, Ltd., Class AR2, Series 2012-101, 3.19%(US0003M+122bps), 1/20/29, Callable 7/20/20 @ 100(b)	250,233
250,000	Madison Park Funding, Ltd., Class A, Series 2019-33A, 3.17%(US0003M+133bps), 10/15/32, Callable 1/15/22 @ 100(b)	250,091
284,000	Magnetite, Ltd., Class A, Series 24, 3.24%(US0003M+133bps), 1/15/33, Callable 1/15/22 @ 100(b)	283,995
461,000	Magnetite, Ltd., Class A, Series 2019-21A, 3.25%(US0003M+128bps), 4/20/30, Callable 4/20/20 @ 100(b)	461,234
904,000	Morgan Stanley Capital I Trust, Class C, Series 2018-BOP, 3.24%(US0001M+150bps), 6/15/35(b)	904,000
375,000	Morgan Stanley Capital I Trust, Class B, Series 2018-BOP, 2.99%(US0001M+125bps), 6/15/35(b)	375,000

Principal Amount		Fair Value
Asset Backed Securities, continued
Collateralized Mortgage Obligations, continued
$777,000	Morgan Stanley Capital I Trust, Class A4, Series 2018-H4, 4.31%, 12/15/51	$868,996
82,000	Morgan Stanley Capital I Trust, Class C, Series 2019-Mead, 3.18%, 11/10/36(b)	81,712
86,000	Morgan Stanley Capital I Trust, Class B, Series 2019-Mead, 3.18%, 11/10/36(b)	86,887
593,000	Morgan Stanley Capital I Trust, Class A, Series 2019-Mead, 3.17%, 11/10/36(b)	612,250
56,775	MSCG Trust, Class A, Series 2016-SNR, 3.35%, 11/15/34(b)(c)	56,767
199,750	MSCG Trust, Class B, Series 2016-SNR, 4.18%, 11/15/34(b)	201,746
140,250	MSCG Trust, Class C, Series 2016-SNR, 5.21%, 11/15/34(b)	143,038
500,000	Niagara Park CLO, Ltd., Class A, Series 2019-1A, 3.30%(US0003M+130bps), 7/17/32, Callable 7/17/21 @ 100(b)	499,453
401,000	RETL, Class C, Series 2019-RVP, 3.84%(US0001M+210bps), 3/15/36(b)	399,993
509,000	VERDE CLO, Ltd., Class A, Series 2019-1A, 3.35%(US0003M+135bps), 4/15/32, Callable 4/15/21 @ 100(b)	508,459
516,000	Voya CLO, Ltd., Class A, Series 2019-2, 3.52%(US0003M+127bps), 7/20/32, Callable 7/20/21 @ 100(b)	516,223
555,000	Wells Fargo Commercial Mortgage Trust, Class A5, Series 2018-C48, 4.30%, 1/15/52	624,186

Total Collateralized Mortgage Obligations (Cost $18,954,265)		19,187,451

Corporate Bonds (32.9%):
Aerospace & Defense (0.4%):
365,000	BBA US Holdings, Inc., 5.38%, 5/1/26, Callable 5/1/21 @ 102.69(b)	384,163
315,000	BWX Technologies, Inc., 5.38%, 7/15/26, Callable 7/15/21 @ 102.69(b)	333,900
20,000	Moog, Inc., 4.25%, 12/15/27, Callable 12/15/22 @ 103.19(b)	20,350
585,000	TransDigm, Inc., 6.50%, 7/15/24, Callable 2/10/20 @ 103.25	604,012
365,000	TransDigm, Inc., 6.25%, 3/15/26, Callable 3/15/22 @ 103.13(b)	395,113

		1,737,538

Banks (2.2%):
534,000	Bank of America Corp., 3.00%(US0003M+79bps), 12/20/23, Callable 12/20/22 @ 100	545,929
656,000	Bank of America Corp., 4.20%, 8/26/24, MTN	704,064
612,000	Bank of America Corp., Series L, 3.95%, 4/21/25	651,834
128,000	Bank of America Corp., Series G, 4.45%, 3/3/26	140,304
250,000	Bank of America Corp., Series AA, 6.10%(US0003M+390bps), 12/29/49, Callable 3/17/25 @ 100	277,188
75,000	Bank of America Corp., Series X, 6.25%(US0003M+371bps), 12/31/49, Callable 9/5/24 @ 100	83,438
245,000	CIT Group, Inc., 6.13%, 3/9/28	289,100
1,090,000	Citigroup, Inc., 4.05%, 7/30/22	1,139,079

See accompanying notes to the financial statements.

5

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$393,000	Citigroup, Inc., 3.35%(US0003M+90bps), 4/24/25, Callable 4/24/24 @ 100	$408,932
1,642,000	Citigroup, Inc., 4.30%, 11/20/26	1,785,575
250,000	Citizens Bank NA, 2.55%, 5/13/21, Callable 4/13/21 @ 100	251,580
2,994,000	JPMorgan Chase & Co., 3.88%, 9/10/24	3,203,571
500,000	Regions Bank, 6.45%, 6/26/37	642,821
470,000	Wells Fargo & Co., Series S, 5.90%(US0003M+311bps), 12/31/49, Callable 6/15/24 @ 100	509,950

		10,633,365

Beverages (0.3%):
509,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/58, Callable 10/15/57 @ 100	595,512
523,000	Anheuser-Busch InBev Worldwide, Inc., 5.80%, 1/23/59, Callable 7/23/58 @ 100	714,357

		1,309,869

Building Products (0.1%):
255,000	Advanced Drainage Systems, Inc., 5.00%, 9/30/27, Callable 9/30/22 @ 102.5(b)	262,650

Capital Markets (2.3%):
282,000	Affiliated Managers Group, Inc., 4.25%, 2/15/24	300,401
572,000	Affiliated Managers Group, Inc., 3.50%, 8/1/25	597,586
706,000	Ares Capital Corp., 4.20%, 6/10/24, Callable 5/10/24 @ 100	741,793
596,000	Goldman Sachs Group, Inc. (The), 2.88%(US0003M+82bps), 10/31/22, Callable 10/31/21 @ 100	603,435
194,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	270,645
230,000	Intercontinental Exchange, Inc., 2.75%, 12/1/20, Callable 11/1/20 @ 100	231,435
227,000	Moody’s Corp., 4.88%, 2/15/24, Callable 11/15/23 @ 100	249,801
7,000,000	Morgan Stanley, 3.74%(US0003M+85bps), 4/24/24, Callable 4/24/23 @ 100	7,289,282
220,000	MSCI, Inc., 4.75%, 8/1/26, Callable 8/1/21 @ 102.38(b)	230,450
457,000	Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100(b)	489,782
500,000	Pine Street Trust II, 5.57%, 2/15/49, Callable 8/15/48 @ 100(b)	556,519

		11,561,129

Chemicals (0.2%):
110,000	Chemours Co., 7.00%, 5/15/25, Callable 5/15/20 @ 103.5	110,275
200,000	Chemours Co., 5.38%, 5/15/27, Callable 2/15/27 @ 100	176,750
370,000	Platform Specialty Products Corp., 5.88%, 12/1/25, Callable 12/1/20 @ 102.94(b)	385,725
200,000	Valvoline, Inc., 4.38%, 8/15/25, Callable 8/15/20 @ 103.28	205,500
300,000	W R Grace & Co., 5.63%, 10/1/24(b)	331,500

		1,209,750

Principal Amount		Fair Value
Corporate Bonds, continued
Commercial Services & Supplies (0.2%):
$280,000	ADT Corp., 4.88%, 7/15/32(b)	$256,900
300,000	Aramark Services, Inc., 5.00%, 4/1/25, Callable 4/1/20 @ 103.75(b)	312,750
300,000	Tempo Finance, Corp., 6.75%, 6/1/25, Callable 6/1/20 @ 103.38(b)	310,125

		879,775

Construction & Engineering (0.3%):
375,000	AECOM, 5.88%, 10/15/24, Callable 7/15/24 @ 100	414,375
405,000	AECOM, 5.13%, 3/15/27, Callable 12/15/26 @ 100	434,868
220,000	Brand Industrial Services, Inc., 8.50%, 7/15/25, Callable 7/15/20 @ 106.34(b)	224,950
20,000	Summit Midstream Holdings LLC, 5.50%, 8/15/22, Callable 2/10/20 @ 101.38	17,700
465,000	Summit Midstream Holdings LLC, 5.75%, 4/15/25, Callable 4/15/20 @ 104.31	354,563

		1,446,456

Consumer Finance (2.9%):
115,000	Ally Financial, Inc., 3.88%, 5/21/24, Callable 4/21/24 @ 100	120,175
645,000	Ally Financial, Inc., 5.75%, 11/20/25, Callable 10/21/25 @ 100	721,594
534,000	Capital One Financial Corp., 3.80%, 1/31/28, Callable 12/31/27 @ 100	574,036
797,000	Capital One NA, Series B, 2.95%, 7/23/21, Callable 6/23/21 @ 100	808,150
292,000	Capital One NA, 2.15%, 9/6/22, Callable 8/6/22 @ 100	292,350
250,000	Discover Bank, 7.00%, 4/15/20	253,460
644,000	Discover Bank, 3.20%, 8/9/21, Callable 7/9/21 @ 100	654,324
250,000	Discover Bank, Series B, 4.68%(USSW5+173bps), 8/9/28, Callable 8/9/23 @ 100	260,852
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,065,923
383,000	Discover Financial Services, 4.50%, 1/30/26, Callable 11/30/25 @ 100	419,136
457,000	Discover Financial Services, 4.10%, 2/9/27, Callable 11/9/26 @ 100	490,214
240,000	Ford Motor Credit Co. LLC, 5.09%, 1/7/21	245,229
496,000	Ford Motor Credit Co. LLC, 5.60%, 1/7/22	522,023
504,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24, Callable 2/18/24 @ 100	543,819
1,490,000	Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	1,520,197
105,000	General Motors Acceptance Corp., 8.00%, 11/1/31	145,031
747,000	General Motors Financial Co., Inc., 4.20%, 3/1/21, Callable 2/1/21 @ 100	762,655
210,000	Navient Corp., 6.63%, 7/26/21	221,813
30,000	Navient Corp., 7.25%, 1/25/22, MTN	32,625
275,000	Navient Corp., 6.50%, 6/15/22	298,375
50,000	Navient Corp., 5.50%, 1/25/23	53,250
575,000	Navient Corp., 7.25%, 9/25/23	651,188
65,000	Navient Corp., 6.13%, 3/25/24, MTN	70,525
25,000	Navient Corp., 5.88%, 10/25/24	26,813
175,000	Navient Corp., 6.75%, 6/15/26	192,500
290,000	Springleaf Finance Corp., 6.88%, 3/15/25	329,513

See accompanying notes to the financial statements.

6

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance, continued
$100,000	Springleaf Finance Corp., 7.13%, 3/15/26	$115,625
415,000	Synchrony Bank, Series B, 3.65%, 5/24/21, Callable 4/24/21 @ 100	423,167
510,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	521,417
119,000	Synchrony Financial, 2.85%, 7/25/22, Callable 6/25/22 @ 100	120,601
184,000	Synchrony Financial, 4.38%, 3/19/24, Callable 2/19/24 @ 100	195,662
314,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	335,161
663,000	Synchrony Financial, 3.95%, 12/1/27, Callable 9/1/27 @ 100	696,473
529,000	Synchrony Financial, 5.15%, 3/19/29, Callable 12/19/28 @ 100	601,179

		14,285,055

Containers & Packaging (0.2%):
150,000	Berry Global Escrow Corp., 4.88%, 7/15/26, Callable 7/15/22 @ 102.44(b)	159,209
125,000	Crown Americas LLC, 4.75%, 2/1/26, Callable 2/1/21 @ 103.56	131,875
100,000	Crown Americas LLC, 4.25%, 9/30/26, Callable 3/31/26 @ 100	104,250
80,000	Crown Cork & Seal Co., Inc., 7.38%, 12/15/26	95,300
300,000	Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 2/10/20 @ 102.56(b)	307,125
160,000	Reynolds Group Issuer, Inc., 7.00%, 7/15/24, Callable 2/10/20 @ 103.5(b)	165,600
170,000	Silgan Holdings, Inc., 4.75%, 3/15/25, Callable 3/15/20 @ 102.38	174,038

		1,137,397

Diversified Consumer Services (0.4%):
170,000	APX Group, Inc., 7.88%, 12/1/22, Callable 2/10/20 @ 101.97	171,488
340,000	APX Group, Inc., 7.63%, 9/1/23, Callable 2/10/20 @ 105.72^	321,300
200,000	Ascend Learning LLC, 6.88%, 8/1/25, Callable 8/1/20 @ 103.44(b)	210,000
200,000	Ascend Learning LLC, 6.88%, 8/1/25, Callable 8/1/20 @ 103.44(b)	210,000
120,000	Frontdoor, Inc., 6.75%, 8/15/26, Callable 8/15/21 @ 105.06(b)	131,100
690,000	Laureate Education, Inc., 8.25%, 5/1/25, Callable 5/1/20 @ 106.19(b)	744,337
100,000	Service Corp International, 5.13%, 6/1/29, Callable 6/1/24 @ 102.56	105,875

		1,894,100

Diversified Financial Services (0.6%):
91,000	AXA Equitable Holdings, Inc., 3.90%, 4/20/23, Callable 3/20/23 @ 100	95,339
270,000	Banff Merger Sub, Inc., 9.75%, 9/1/26, Callable 9/1/21 @ 104.88(b)	274,050
165,000	Camelot Finance SA, 4.50%, 11/1/26, Callable 11/1/22 @ 102.25(b)	169,331

Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Financial Services, continued
$140,000	EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 5/15/26, Callable 5/15/21 @ 105.81(b)(d)	$98,000
290,000	Flex Acquisition Co., Inc., 6.88%, 1/15/25, Callable 2/10/20 @ 103.44(b)	291,813
125,000	Flex Acquisition Co., Inc., 7.88%, 7/15/26, Callable 7/15/21 @ 103.94(b)	125,938
830,000	Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/10/20 @ 101.34	842,449
300,000	Level 3 Financing, Inc., 5.38%, 5/1/25, Callable 5/1/20 @ 102.69	310,125
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(b)	527,553
285,000	Voya Financial, Inc., 3.13%, 7/15/24, Callable 5/15/24 @ 100	292,851

		3,027,449

Diversified Telecommunication Services (0.8%):
481,000	AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100	482,329
867,000	AT&T, Inc., 3.60%, 2/17/23, Callable 12/17/22 @ 100	904,992
42,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	45,493
215,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	239,103
500,000	AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100	596,244
300,000	AT&T, Inc., 4.50%, 3/9/48, Callable 9/9/47 @ 100	330,172
185,000	CenturyLink, Inc., 5.13%, 12/15/26, Callable 12/15/22 @ 102.56(b)	187,775
530,000	Frontier Communications Corp., 7.05%, 10/1/46	242,475
200,000	Qwest Corp., 7.25%, 9/15/25	229,479
747,000	Zayo Group LLC/Zayo Capital, Inc., 6.38%, 5/15/25, Callable 5/15/20 @ 103.19	769,410

		4,027,472

Electric Utilities (1.4%):
270,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27, Callable 10/15/22 @ 103.38(b)	288,900
255,000	Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/11/29 @ 100(b)	253,001
1,217,000	Edison International, 5.75%, 6/15/27, Callable 4/15/27 @ 100	1,364,017
163,000	Emera US Finance LP, 2.70%, 6/15/21, Callable 5/15/21 @ 100	164,245
260,000	Emera US Finance LP, 3.55%, 6/15/26, Callable 3/15/26 @ 100	269,748
2,306,000	FirstEnergy, Inc., Series B, 4.25%, 3/15/23, Callable 12/15/22 @ 100	2,431,878
763,000	IPALCO Enterprises, Inc., 3.45%, 7/15/20, Callable 6/15/20 @ 100	764,908
211,000	IPALCO Enterprises, Inc., 3.70%, 9/1/24, Callable 7/1/24 @ 100	217,858
175,000	NextEra Energy Operating Partners LP, 4.25%, 9/15/24, Callable 7/15/24 @ 100(b)	182,000
226,344	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(b)	250,110
175,000	NV Energy, Inc., 6.25%, 11/15/20	181,270

See accompanying notes to the financial statements.

7

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$600,000	Vistra Operations Co. LLC, 5.50%, 9/1/26, Callable 9/1/21 @ 102.75(b)	$634,500
140,000	Vistra Operations Co. LLC, 5.00%, 7/31/27, Callable 7/31/22 @ 102.5(b)	145,950

		7,148,385

Electronic Equipment, Instruments & Components (0.1%):
380,000	TTM Technologies, Inc., 5.63%, 10/1/25, Callable 10/1/20 @ 102.81(b)	392,825

Energy Equipment & Services (0.1%):
115,000	Archrock Partners LP/Finance Corp., 6.88%, 4/1/27, Callable 4/1/22 @ 105.16(b)	121,325
170,000	Nabors Industries, Inc., 5.50%, 1/15/23, Callable 11/15/22 @ 100^	164,050
154,000	Weatherford International, Ltd., 11.00%, 12/1/24, Callable 12/1/21 @ 105.5(b)	166,513

		451,888

Equity Real Estate Investment Trusts (3.6%):
152,000	American Campus Communities, Inc., 3.75%, 4/15/23, Callable 1/15/23 @ 100	158,269
161,000	AvalonBay Communities, Inc., 3.63%, 10/1/20, Callable 7/1/20 @ 100	162,310
454,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	478,496
421,000	Brandywine Operating Partners LP, 3.95%, 11/15/27, Callable 8/15/27 @ 100	441,286
522,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	568,230
489,000	Brandywine Realty Trust, 3.95%, 2/15/23, Callable 11/15/22 @ 100	507,967
514,000	Brixmor Operating Partnership LP, 3.88%, 8/15/22, Callable 6/15/22 @ 100	535,336
788,000	Brixmor Operating Partnership LP, 3.25%, 9/15/23, Callable 7/15/23 @ 100	811,954
393,000	Brixmor Operating Partnership LP, 4.13%, 5/15/29, Callable 2/15/29 @ 100	421,177
134,000	Camden Property Trust, 2.95%, 12/15/22, Callable 9/15/22 @ 100	136,653
70,000	Corecivic, Inc., 4.13%, 4/1/20	70,000
381,000	Corporate Office Properties Trust, 3.70%, 6/15/21, Callable 4/15/21 @ 100	385,341
414,000	Corporate Office Properties Trust, 5.00%, 7/1/25, Callable 4/1/25 @ 100	446,201
205,000	Corrections Corp. of America, 5.00%, 10/15/22, Callable 7/15/22 @ 100	205,769
35,000	Corrections Corp. of America, 4.63%, 5/1/23, Callable 2/1/23 @ 100	34,650
350,000	DDR Corp., 4.63%, 7/15/22, Callable 4/15/22 @ 100	365,406
256,000	Duke Realty LP, 3.88%, 10/15/22, Callable 7/15/22 @ 100	266,647
273,000	Duke Realty LP, 3.63%, 4/15/23, Callable 1/15/23 @ 100	283,627
146,000	Duke Realty LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	154,560
500,000	Equity One, Inc., 3.75%, 11/15/22, Callable 8/15/22 @ 100	518,831

Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$40,000	Geo Group, Inc. (The), 5.88%, 10/15/24, Callable 2/10/20 @ 102.94	$36,400
240,000	GLP Capital LP, 5.25%, 6/1/25, Callable 3/1/25 @ 100	261,772
45,000	HCP, Inc., 3.25%, 7/15/26, Callable 5/15/26 @ 100	46,585
52,000	HCP, Inc., 3.50%, 7/15/29, Callable 4/15/29 @ 100	54,139
102,000	Healthcare Trust of America Holdings LP, 3.50%, 8/1/26, Callable 5/1/26 @ 100	106,439
98,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30, Callable 11/15/29 @ 100	97,306
615,000	Hudson Pacific Properties LP, 4.65%, 4/1/29, Callable 1/1/29 @ 100	675,475
135,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	140,382
500,000	Mack-Cali Realty LP, 4.50%, 4/18/22, Callable 1/18/22 @ 100	506,792
401,000	Mack-Cali Realty LP, 3.15%, 5/15/23, Callable 2/15/23 @ 100	393,481
595,000	MGM Growth Properties LLC, 4.50%, 9/1/26, Callable 6/1/26 @ 100	626,238
75,000	MGM Growth Properties LLC, 5.75%, 2/1/27, Callable 11/1/26 @ 100(b)	83,719
300,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/1/26, Callable 8/1/21 @ 102.63	317,250
820,000	Omega Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	871,526
126,000	Omega Healthcare Investors, Inc., 4.95%, 4/1/24, Callable 1/1/24 @ 100	137,887
281,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100	300,279
1,931,000	Omega Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100	2,085,917
435,000	Omega Healthcare Investors, Inc., 3.63%, 10/1/29, Callable 7/1/29 @ 100	437,050
70,000	Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	72,124
68,000	Retail Opportunity Investments Corp., 5.00%, 12/15/23, Callable 9/15/23 @ 100	70,706
104,000	Retail Opportunity Investments Corp., 4.00%, 12/15/24, Callable 9/15/24 @ 100	105,743
458,000	SBA Tower Trust, 2.84%, 1/15/25(b)	460,741
147,000	STORE Capital Corp., 4.63%, 3/15/29, Callable 12/15/28 @ 100	162,336
161,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100	165,233
452,000	Tanger Properties LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	462,286
387,000	Tanger Properties LP, 3.13%, 9/1/26, Callable 6/1/26 @ 100	384,332
85,000	The Geo Group, Inc., 6.00%, 4/15/26, Callable 4/15/21 @ 103	75,438
118,000	Ventas Realty LP, 3.13%, 6/15/23, Callable 3/15/23 @ 100	120,798
199,000	Ventas Realty LP, 4.00%, 3/1/28, Callable 12/1/27 @ 100	212,851

See accompanying notes to the financial statements.

8

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$569,000	Ventas Realty LP, 3.00%, 1/15/30, Callable 10/15/29 @ 100	$564,158
130,000	Vici Properties, 4.25%, 12/1/26, Callable 12/1/22 @ 102.13(b)	133,738
67,000	Weingarten Realty Investors, 3.38%, 10/15/22, Callable 7/15/22 @ 100	68,526
814,000	WP Carey, Inc., 4.00%, 2/1/25, Callable 11/1/24 @ 100	854,625
101,000	WP Carey, Inc., 3.85%, 7/15/29, Callable 4/15/29 @ 100	106,983

		18,151,965

Food & Staples Retailing (0.1%):
100,000	US Foods, Inc., 5.88%, 6/15/24, Callable 2/10/20 @ 102.94(b)	103,000
405,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21, Callable 9/18/21 @ 100	412,609

		515,609

Food Products (0.6%):
88,000	Conagra Brands, Inc., 3.80%, 10/22/21	90,682
550,000	JBS USA Finance, Inc., 5.88%, 7/15/24, Callable 2/10/20 @ 102.94(b)	566,500
1,030,000	JBS USA Finance, Inc., 5.75%, 6/15/25, Callable 6/15/20 @ 102.88(b)	1,066,050
83,000	JBS USA Finance, Inc., 6.75%, 2/15/28, Callable 2/15/23 @ 103.38(b)	91,508
400,000	JBS USA Finance, Inc., 6.50%, 4/15/29, Callable 4/15/24 @ 103.25(b)	444,000
225,000	JBS USA Finance, Inc., 5.50%, 1/15/30, Callable 1/15/25 @ 102.75(b)	240,750
300,000	Post Holding, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5(b)	316,500

		2,815,990

Health Care Equipment & Supplies (0.1%):
249,000	Becton Dickinson & Co., 2.40%, 6/5/20	249,225
190,000	Teleflex, Inc., 4.88%, 6/1/26, Callable 6/1/21 @ 102.44	198,788

		448,013

Health Care Providers & Services (2.3%):
325,000	Centene Corp., 4.75%, 1/15/25, Callable 2/10/20 @ 103.56(b)	337,594
475,000	Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13(b)	489,250
630,000	Centene Corp., 4.63%, 12/15/29, Callable 12/15/24 @ 102.31(b)	663,075
421,000	Cigna Corp., 3.75%, 7/15/23, Callable 6/15/23 @ 100	439,446
299,000	Cigna Corp., 4.13%, 11/15/25, Callable 9/15/25 @ 100	323,726
526,000	Cigna Corp., 4.38%, 10/15/28, Callable 7/15/28 @ 100	582,622
620,000	Community Health Systems, Inc., 6.25%, 3/31/23, Callable 3/31/20 @ 103.13	627,750
185,000	Community Health Systems, Inc., 8.63%, 1/15/24, Callable 1/15/21 @ 104.31(b)	195,638

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$600,000	Community Health Systems, Inc., 8.00%, 3/15/26, Callable 3/15/22 @ 104(b)	$622,500
400,000	CVS Health Corp., 3.70%, 3/9/23, Callable 2/9/23 @ 100	416,475
59,000	CVS Health Corp., 2.63%, 8/15/24, Callable 7/15/24 @ 100	59,557
1,017,000	CVS Health Corp., 4.10%, 3/25/25, Callable 1/25/25 @ 100	1,090,531
1,181,000	CVS Health Corp., 4.30%, 3/25/28, Callable 12/25/27 @ 100	1,288,081
526,000	CVS Health Corp., 4.78%, 3/25/38, Callable 9/25/37 @ 100	595,441
30,000	HCA, Inc., 4.75%, 5/1/23	32,100
500,000	HCA, Inc., 5.38%, 2/1/25	552,500
280,000	MPH Acquisition Holdings, 7.13%, 6/1/24, Callable 2/10/20 @ 105.34(b)	271,600
1,042,000	Tenet Healthcare Corp., 8.13%, 4/1/22	1,152,713
355,000	Tenet Healthcare Corp., 6.75%, 6/15/23	390,500
235,000	Tenet Healthcare Corp., 7.00%, 8/1/25, Callable 8/1/20 @ 103.5^	247,925
130,000	Tenet Healthcare Corp., 6.25%, 2/1/27, Callable 2/1/22 @ 103.13(b)	140,075
181,000	Toledo Hospital (The), Series B, 5.33%, 11/15/28	194,405
407,000	Toledo Hospital (The), 6.02%, 11/15/48	459,989
20,000	Vizient, Inc., 6.25%, 5/15/27, Callable 5/15/22 @ 103.13(b)	21,500

		11,194,993

Hotels, Restaurants & Leisure (0.5%):
495,000	Caesars Resort Collection LLC, 5.25%, 10/15/25, Callable 10/15/20 @ 102.63(b)	511,087
145,000	Eldorado Resorts, Inc., 7.00%, 8/1/23, Callable 2/10/20 @ 103.5	151,163
30,000	Eldorado Resorts, Inc., 6.00%, 9/15/26, Callable 9/15/21 @ 104.5	33,038
360,000	Golden Entertainment, Inc., 7.63%, 4/15/26, Callable 4/15/22 @ 103.81(b)	382,049
300,000	Golden Nugget, Inc., 6.75%, 10/15/24, Callable 2/10/20 @ 103.38(b)	310,125
150,000	Penn National Gaming, Inc., 5.63%, 1/15/27, Callable 1/15/22 @ 102.81(b)	158,813
180,000	Scientific Games International, Inc., 5.00%, 10/15/25, Callable 10/15/20 @ 103.75(b)	188,100
145,000	Station Casinos LLC, 5.00%, 10/1/25, Callable 10/1/20 @ 102.5(b)	147,719
160,000	Twin River Worldwide Holdings, Inc., 6.75%, 6/1/27, Callable 6/1/22 @ 105.06(b)	168,600
170,000	Wyndham Hotels & Resorts, Inc., 5.38%, 4/15/26, Callable 4/15/21 @ 102.69(b)	179,350
155,000	Wynn Las Vegas LLC, 5.50%, 3/1/25, Callable 12/1/24 @ 100(b)	166,044

		2,396,088

Independent Power and Renewable Electricity Producers (0.1%):
115,000	Clearway Energy Operating LLC, 5.75%, 10/15/25, Callable 10/15/21 @ 102.88	121,325

See accompanying notes to the financial statements.

9

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Independent Power and Renewable Electricity Producers, continued
$45,000	Clearway Energy Operating LLC, 4.75%, 3/15/28, Callable 3/15/23 @ 103.56(b)	$45,675
150,000	NRG Energy, Inc., 5.25%, 6/15/29, Callable 6/15/24 @ 102.63(b)	162,375
260,000	Talen Energy Supply LLC, 10.50%, 1/15/26, Callable 1/15/22 @ 105.25(b)	247,000
35,000	TerraForm Power Operating LLC, 4.25%, 1/31/23, Callable 10/31/22 @ 100(b)	35,963
40,000	TerraForm Power Operating LLC, 5.00%, 1/31/28, Callable 7/31/27 @ 100(b)	42,150

		654,488

Industrial Conglomerates (0.1%):
395,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75%, 2/1/24, Callable 2/10/20 @ 103.38	409,319
165,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26, Callable 5/15/22 @ 103.13	175,725

		585,044

Insurance (1.6%):
1,208,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	1,292,660
290,000	AmWINS Group, Inc., 7.75%, 7/1/26, Callable 7/1/21 @ 105.81(b)	320,450
40,000	Liberty Mutual Group, Inc., 4.25%, 6/15/23(b)	42,502
140,000	Liberty Mutual Group, Inc., 4.57%, 2/1/29(b)	156,682
2,184,000	Metropolitan Life Global Funding I, 2.03%(SOFR+50bps), 5/28/21(b)	2,187,622
651,000	Pacific Lifecorp, 5.13%, 1/30/43(b)	757,568
165,000	Tiaa Asset Management Finance LLC, 4.13%, 11/1/24(b)	178,430
463,000	Unum Group, 3.88%, 11/5/25	485,362
349,000	Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100	368,230
1,556,000	Unum Group, 5.75%, 8/15/42	1,718,043
195,000	USIS Merger Sub, Inc., 6.88%, 5/1/25, Callable 5/1/20 @ 103.44(b)	198,413

		7,705,962

Interactive Media & Services (0.1%):
290,000	Rackspace Hosting, Inc., 8.63%, 11/15/24, Callable 2/10/20 @ 106.47^(b)	283,475

Leisure Products (0.1%):
137,000	Hasbro, Inc., 2.60%, 11/19/22	137,831
311,000	Hasbro, Inc., 3.00%, 11/19/24, Callable 10/19/24 @ 100	312,396
195,000	Mattel, Inc., 6.75%, 12/31/25, Callable 12/31/20 @ 105.06(b)	209,381

		659,608

Life Sciences Tools & Services (0.1%):
145,000	Charles River Laboratories International, Inc., 5.50%, 4/1/26, Callable 4/1/21 @ 104.13(b)	156,056
20,000	Charles River Laboratories International, Inc., 4.25%, 5/1/28, Callable 5/1/23 @ 102.13(b)	20,400
300,000	IMS Health, Inc., 5.00%, 10/15/26, Callable 10/15/21 @ 102.5(b)	316,500

Principal Amount		Fair Value
Corporate Bonds, continued
Life Sciences Tools & Services, continued
$225,000	IQVIA, Inc., 5.00%, 5/15/27, Callable 5/15/22 @ 102.5(b)	$237,938

		730,894

Media (2.6%):
1,237,000	CCO Holdings LLC, 5.88%, 4/1/24, Callable 2/10/20 @ 104.41(b)	1,278,749
300,000	CCO Holdings LLC, 5.50%, 5/1/26, Callable 5/1/21 @ 102.75(b)	315,750
700,000	CCO Holdings LLC, 5.88%, 5/1/27, Callable 5/1/21 @ 102.94(b)	738,500
347,000	CSC Holdings LLC, 5.38%, 7/15/23, Callable 1/21/20 @ 102.69(b)	355,675
420,000	CSC Holdings LLC, 7.75%, 7/15/25, Callable 7/15/20 @ 103.88(b)	446,775
160,000	CSC Holdings LLC, 7.50%, 4/1/28, Callable 4/1/23 @ 103.75(b)	180,600
300,000	DISH DBS Corp., 5.88%, 11/15/24	305,625
410,000	DISH Network Corp., 3.38%, 8/15/26	396,473
59,000	Fox Corp., 3.67%, 1/25/22(b)	60,940
103,000	Fox Corp., 4.03%, 1/25/24, Callable 12/25/23 @ 100(b)	109,745
149,000	Fox Corp., 4.71%, 1/25/29, Callable 10/25/28 @ 100(b)	169,485
147,000	Fox Corp., 5.48%, 1/25/39, Callable 7/25/38 @ 100(b)	178,956
98,000	Fox Corp., 5.58%, 1/25/49, Callable 7/25/48 @ 100(b)	123,558
1,000,000	Neptune Finco Corp., 6.63%, 10/15/25, Callable 10/15/20 @ 103.31(b)	1,061,250
710,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25, Callable 2/15/20 @ 103.31(b)	717,100
300,000	Sirius XM Radio, Inc., 4.63%, 5/15/23, Callable 2/10/20 @ 101.54(b)	304,875
105,000	Sirius XM Radio, Inc., 4.63%, 7/15/24, Callable 7/15/21 @ 102.31(b)	109,725
792,000	Sirius XM Radio, Inc., 5.38%, 4/15/25, Callable 4/15/20 @ 102.69(b)	817,740
195,000	Sirius XM Radio, Inc., 5.38%, 7/15/26, Callable 7/15/21 @ 102.69(b)	206,944
930,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	952,126
359,000	Time Warner Cable, Inc., 6.55%, 5/1/37	440,415
418,000	Time Warner Cable, Inc., 7.30%, 7/1/38	547,497
2,240,000	Time Warner Cable, Inc., 6.75%, 6/15/39	2,830,440
103,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	115,079

		12,764,022

Metals & Mining (0.1%):
297,000	Freeport-McMoRan, Inc., 3.55%, 3/1/22, Callable 12/1/21 @ 100	300,713

Mortgage Real Estate Investment Trusts (0.0%†):
65,000	Starwood Property Trust, Inc., 4.75%, 3/15/25, Callable 9/15/24 @ 100	68,575

See accompanying notes to the financial statements.

10

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Multi-Utilities (0.4%):
$1,371,000	Dominion Resources, Inc., Series 06-B, 4.26%(US0003M+230bps), 9/30/66, Callable 1/29/20 @ 100	$1,271,602
49,000	Puget Energy, Inc., 6.00%, 9/1/21	51,944
506,000	Sempra Energy, 6.00%, 10/15/39	657,974

		1,981,520

Oil, Gas & Consumable Fuels (5.0%):
695,000	California Resources Corp., 8.00%, 12/15/22, Callable 2/10/20 @ 102^(b)	305,800
640,000	Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24, Callable 1/1/24 @ 100	737,599
1,075,000	Cheniere Energy Partners LP, 5.25%, 10/1/25, Callable 10/1/20 @ 102.63	1,119,343
475,000	Cheniere Energy Partners LP, 5.63%, 10/1/26, Callable 10/1/21 @ 102.81	502,313
120,000	Chesapeake Energy Corp., 7.00%, 10/1/24, Callable 4/1/21 @ 103.5	72,300
450,000	Chesapeake Energy Corp., 8.00%, 1/15/25, Callable 2/10/20 @ 106	265,500
340,000	Chesapeake Energy Corp., 8.00%, 6/15/27, Callable 6/15/22 @ 104^	200,600
75,000	Citgo Holding, Inc., 9.25%, 8/1/24, Callable 8/1/21 @ 104.63(b)	80,438
320,000	Citgo Petroleum Corp., 6.25%, 8/15/22, Callable 2/10/20 @ 101.56(b)	324,400
434,000	Columbia Pipeline Group, 3.30%, 6/1/20, Callable 5/1/20 @ 100	435,624
197,000	Columbia Pipeline Group, 4.50%, 6/1/25, Callable 3/1/25 @ 100	215,217
290,000	Comstock Resources, Inc., 9.75%, 8/15/26, Callable 8/15/21 @ 107.31	262,450
290,000	Crestwood Midstream Partners LP, 6.25%, 4/1/23, Callable 1/24/20 @ 103.13	295,800
150,000	Crestwood Midstream Partners LP, 5.75%, 4/1/25, Callable 4/1/20 @ 104.31	153,000
150,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22, Callable 2/10/20 @ 101.08	152,438
163,000	DCP Midstream Operating LLC, 3.88%, 3/15/23, Callable 12/15/22 @ 100	166,668
185,000	DCP Midstream Operating LLC, 5.60%, 4/1/44, Callable 10/1/43 @ 100	178,988
200,000	DCP Midstream Operating LP, 5.38%, 7/15/25, Callable 4/15/25 @ 100	217,500
750,000	DCP Midstream Operating LP, 5.85%(US0003M+385bps), 5/21/43, Callable 5/21/23 @ 100(b)	695,624
565,000	Denbury Resources, Inc., 9.25%, 3/31/22, Callable 2/10/20 @ 109.25(b)	531,100
245,000	Denbury Resources, Inc., 7.75%, 2/15/24, Callable 8/15/20 @ 103.88(b)	212,538
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	126,167
81,000	Energy Transfer Operating LP, 4.25%, 3/15/23, Callable 12/15/22 @ 100	84,630
103,000	Energy Transfer Operating LP, 4.50%, 4/15/24, Callable 3/15/24 @ 100	109,374

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$167,000	Energy Transfer Operating LP, 5.25%, 4/15/29, Callable 1/15/29 @ 100	$187,340
115,000	Energy Transfer Operating LP, 6.25%, 4/15/49, Callable 10/15/48 @ 100	138,638
103,000	Energy Transfer Partners LP, 4.20%, 9/15/23, Callable 8/15/23 @ 100	108,042
350,000	Energy Transfer Partners LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	382,986
195,000	Energy Transfer Partners LP, 5.80%, 6/15/38, Callable 12/15/37 @ 100	220,314
127,000	Energy Transfer Partners LP, 6.00%, 6/15/48, Callable 12/15/47 @ 100	147,598
300,000	EQT Corp., 3.90%, 10/1/27, Callable 7/1/27 @ 100^	279,068
200,000	Global Partners LP/GLP Finance Corp., 7.00%, 8/1/27, Callable 8/1/22 @ 103.5^(b)	212,500
61,000	Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100	65,019
109,000	Hess Corp., 7.30%, 8/15/31	137,945
78,000	Hess Corp., 7.13%, 3/15/33	98,849
107,000	Hess Corp., 5.60%, 2/15/41	125,138
302,000	Hess Corp., 5.80%, 4/1/47, Callable 10/1/46 @ 100	368,220
430,000	Hess Midstream Operations LP, 5.63%, 2/15/26, Callable 2/15/21 @ 104.22(b)	447,200
85,000	Hess Midstream Operations LP, 5.13%, 6/15/28, Callable 6/15/23 @ 102.56(b)	86,063
165,000	Hilcorp Energy LP, 5.00%, 12/1/24, Callable 2/10/20 @ 102.5(b)	159,638
295,000	Jonah Energy LLC/Jonah Energy Finance Corp., 7.25%, 10/15/25, Callable 10/15/20 @ 105.44(b)	87,025
150,000	Kinder Morgan Energy Partners LP, 3.45%, 2/15/23, Callable 11/15/22 @ 100	154,519
63,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	80,039
712,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100	821,485
198,000	Kinder Morgan, Inc., 5.55%, 6/1/45, Callable 12/1/44 @ 100	235,505
167,000	Kinder Morgan, Inc., 5.05%, 2/15/46, Callable 8/15/45 @ 100	187,107
119,000	MPLX LP, 2.79%(US0003M+90bps), 9/9/21, Callable 9/9/20 @ 100	119,293
179,000	MPLX LP, 2.99%(US0003M+110bps), 9/9/22, Callable 9/9/20 @ 100	179,507
172,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	182,635
242,000	MPLX LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	262,561
95,000	MPLX LP, 4.80%, 2/15/29, Callable 11/15/28 @ 100	104,054
285,000	MPLX LP, 5.50%, 2/15/49, Callable 8/15/48 @ 100	323,434
222,000	Occidental Petroleum Corp., 4.85%, 3/15/21, Callable 2/15/21 @ 100	228,438
119,000	Occidental Petroleum Corp., 2.60%, 8/13/21	119,722
106,000	Occidental Petroleum Corp., 2.70%, 8/15/22	107,190
349,000	Occidental Petroleum Corp., 2.90%, 8/15/24, Callable 7/15/24 @ 100	354,657
609,000	Occidental Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100	690,419
47,000	Occidental Petroleum Corp., 3.20%, 8/15/26, Callable 6/15/26 @ 100	47,542
147,000	Occidental Petroleum Corp., 3.50%, 8/15/29, Callable 5/15/29 @ 100	150,000

See accompanying notes to the financial statements.

11

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$787,000	Occidental Petroleum Corp., 7.50%, 5/1/31	$1,022,166
422,000	Occidental Petroleum Corp., 6.45%, 9/15/36	514,503
22,000	Occidental Petroleum Corp., 4.30%, 8/15/39, Callable 2/15/39 @ 100	22,336
712,000	Occidental Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	924,663
22,000	Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	22,690
70,000	Parsley Energy LLC, 5.38%, 1/15/25, Callable 2/10/20 @ 104.03(b)	71,925
290,000	Parsley Energy LLC, 5.25%, 8/15/25, Callable 8/15/20 @ 103.94(b)	297,975
110,000	Plains All Amer Pipeline, 3.60%, 11/1/24, Callable 8/1/24 @ 100	112,893
95,000	Plains All Amer Pipeline, 3.55%, 12/15/29, Callable 9/15/29 @ 100	93,423
70,000	Range Resources Corp., 5.00%, 3/15/23, Callable 12/15/22 @ 100^	64,400
150,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100^	129,375
162,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.88%, 3/1/22, Callable 12/1/21 @ 100	172,044
200,162	Sanchez Energy Corp., 5/11/20	200,412
455,000	Sanchez Energy Corp., 7.25%, 2/15/23, Callable 2/15/20 @ 103.63^(b)(d)	295,750
346,000	Southeast Supply Header LLC, 4.25%, 6/15/24, Callable 3/15/24 @ 100(b)	351,036
348,000	Southwestern Energy Co., 6.20%, 1/23/25, Callable 10/23/24 @ 100	321,900
958,000	Sunoco Logistics Partners Operations LP, 5.40%, 10/1/47, Callable 4/1/47 @ 100	1,036,341
180,000	Sunoco LP/Sunoco Finance Corp., 5.50%, 2/15/26, Callable 2/15/21 @ 102.75	187,200
45,000	Targa Resources Partners LP, 5.25%, 5/1/23, Callable 2/10/20 @ 100.88	45,450
170,000	Targa Resources Partners LP, 4.25%, 11/15/23, Callable 2/10/20 @ 101.42	171,700
195,000	Targa Resources Partners LP, 5.13%, 2/1/25, Callable 2/10/20 @ 103.84	201,825
195,000	Targa Resources Partners LP, 5.88%, 4/15/26, Callable 4/15/21 @ 104.41	207,188
195,000	Targa Resources Partners LP, 5.38%, 2/1/27, Callable 2/1/22 @ 102.69	202,313
200,000	Viper Energy Partners, LP, 5.38%, 11/1/27, Callable 11/1/22 @ 102.69(b)	208,500
574,000	Western Gas Partners LP, 5.38%, 6/1/21, Callable 3/1/21 @ 100	589,516
62,000	Western Gas Partners LP, 3.95%, 6/1/25, Callable 3/1/25 @ 100	62,045
192,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	197,131
900,000	Western Gas Partners LP, 4.50%, 3/1/28, Callable 12/1/27 @ 100	863,729
101,000	Western Gas Partners LP, 4.75%, 8/15/28, Callable 5/15/28 @ 100	100,217
271,000	Williams Partners LP, 4.00%, 11/15/21, Callable 8/15/21 @ 100	278,657

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$357,000	Williams Partners LP, 3.60%, 3/15/22, Callable 1/15/22 @ 100	$366,909
242,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	258,403
426,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	452,741

		25,092,457

Pharmaceuticals (0.2%):
165,000	Bausch Health Americas, Inc., 9.25%, 4/1/26, Callable 4/1/22 @ 104.63(b)	189,750
200,000	Bayer US Finance II LLC, 4.25%, 12/15/25, Callable 10/15/25 @ 100(b)	215,447
175,000	Catalent Pharma Solutions, Inc., 4.88%, 1/15/26, Callable 10/15/20 @ 102.44(b)	181,125
87,000	Elanco Animal Health, Inc., 3.91%, 8/27/21	89,162
275,000	Elanco Animal Health, Inc., 4.27%, 8/28/23, Callable 7/28/23 @ 100	290,602
116,000	Elanco Animal Health, Inc., 4.90%, 8/28/28, Callable 5/28/28 @ 100	126,213

		1,092,299

Real Estate Management & Development (0.1%):
300,000	Howard Hughes Corp. (The), 5.38%, 3/15/25, Callable 3/15/20 @ 104.03(b)	312,750

Semiconductors & Semiconductor Equipment (0.0%†):
140,000	Qorvo, Inc., 5.50%, 7/15/26, Callable 7/15/21 @ 102.75	148,750

Software (0.5%):
245,000	CDK Global, Inc., 5.88%, 6/15/26, Callable 6/15/21 @ 102.94	261,538
35,000	CDK Global, Inc., 5.25%, 5/15/29, Callable 5/15/24 @ 102.63(b)	37,363
195,000	Fair Isaac Corp., 5.25%, 5/15/26, Callable 2/15/26 @ 100(b)	213,038
140,000	Nuance Communications, Inc., 5.63%, 12/15/26, Callable 12/15/21 @ 102.81	149,100
565,000	Solera LLC, 10.50%, 3/1/24, Callable 2/10/20 @ 107.88(b)	598,899
437,000	Sophia LP/Finance, Inc., 9.00%, 9/30/23, Callable 2/10/20 @ 102.25(b)	449,017
270,000	SS&C Technologies, Inc., 5.50%, 9/30/27, Callable 3/30/22 @ 104.13(b)	288,225
440,000	Symantec Corp., 5.00%, 4/15/25, Callable 4/15/20 @ 102.5(b)	447,700

		2,444,880

Technology Hardware, Storage & Peripherals (0.1%):
400,000	Dell International LLC/EMC Corp., 5.45%, 6/15/23, Callable 4/15/23 @ 100(b)	433,542
129,000	Dell International LLC/EMC Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100(b)	148,561

		582,103

Textiles, Apparel & Luxury Goods (0.1%):
190,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 4/1/26, Callable 4/1/21 @ 105.16	199,500

See accompanying notes to the financial statements.

12

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Textiles, Apparel & Luxury Goods, continued
$65,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 9/1/27, Callable 9/1/22 @ 105.16	$67,681
130,000	William Carter Co., 5.63%, 3/15/27, Callable 3/15/22 @ 102.81(b)	139,750

		406,931

Thrifts & Mortgage Finance (0.1%):
355,000	Quicken Loans, Inc., 5.25%, 1/15/28, Callable 1/15/23 @ 102.63(b)	367,751

Tobacco (1.1%):
317,000	Altria Group, Inc., 4.00%, 1/31/24	335,941
453,000	Altria Group, Inc., 4.80%, 2/14/29, Callable 11/14/28 @ 100	503,389
452,000	Altria Group, Inc., 4.25%, 8/9/42	450,184
302,000	Altria Group, Inc., 4.50%, 5/2/43	307,038
520,000	Altria Group, Inc., 5.38%, 1/31/44	586,464
470,000	Altria Group, Inc., 3.88%, 9/16/46, Callable 3/16/46 @ 100	434,756
300,000	Altria Group, Inc., 5.95%, 2/14/49, Callable 8/14/48 @ 100	363,353
140,000	Reynolds American, Inc., 3.25%, 6/12/20	140,746
478,000	Reynolds American, Inc., 4.00%, 6/12/22	497,381
346,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	372,168
179,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	206,647
600,000	Reynolds American, Inc., 7.25%, 6/15/37	770,515
285,000	Vector Group, Ltd., 6.13%, 2/1/25, Callable 2/10/20 @ 103.06(b)	280,369

		5,248,951

Trading Companies & Distributors (0.5%):
385,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%(US0003M+430bps), 6/15/45, Callable 6/15/25 @ 100(b)	424,463
499,000	Air Lease Corp., 4.75%, 3/1/20	501,144
297,000	Air Lease Corp., 3.88%, 4/1/21, Callable 3/1/21 @ 100	302,836
348,000	Air Lease Corp., 3.38%, 6/1/21, Callable 5/1/21 @ 100	353,167
98,000	Air Lease Corp., 2.25%, 1/15/23	98,016
82,000	Air Lease Corp., 3.00%, 9/15/23, Callable 7/15/23 @ 100	83,953
467,000	Air Lease Corp., 4.25%, 2/1/24, Callable 1/1/24 @ 100	500,380

		2,263,959

Wireless Telecommunication Services (0.3%):
100,000	Sprint Communications, Inc., 6.00%, 11/15/22	104,750
835,000	Sprint Corp., 7.88%, 9/15/23	921,631
420,000	Sprint Corp., 7.13%, 6/15/24	452,550

		1,478,931

Total Corporate Bonds (Cost $155,010,268)		162,101,824

Principal Amount		Fair Value
Yankee Dollars (13.0%):
Aerospace & Defense (0.4%):
$126,000	Avolon Holdings Funding, Ltd., 3.63%, 5/1/22, Callable 4/1/22 @ 100(b)	$129,235
115,000	Avolon Holdings Funding, Ltd., 5.50%, 1/15/23, Callable 12/15/22 @ 100(b)	123,913
430,000	Avolon Holdings Funding, Ltd., 5.13%, 10/1/23, Callable 9/1/23 @ 100(b)	462,787
305,000	Avolon Holdings Funding, Ltd., 5.25%, 5/15/24, Callable 4/15/24 @ 100(b)	332,830
167,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24, Callable 6/1/24 @ 100(b)	174,021
204,000	Avolon Holdings Funding, Ltd., 4.38%, 5/1/26, Callable 3/1/26 @ 100(b)	216,011
215,000	Bombardier, Inc., 6.00%, 10/15/22, Callable 2/10/20 @ 101(b)	215,538
320,000	Bombardier, Inc., 6.13%, 1/15/23(b)	327,199
290,000	Bombardier, Inc., 7.50%, 12/1/24, Callable 12/1/20 @ 105.63(b)	304,500
240,000	Bombardier, Inc., 7.88%, 4/15/27, Callable 4/15/22 @ 103.94(b)	246,900

		2,532,934

Banks (2.4%):
642,000	Barclays plc, 3.25%, 1/12/21	646,428
874,000	Barclays plc, 4.38%, 1/12/26	946,830
580,000	Barclays plc, 5.09%(US0003M+305bps), 6/20/30, Callable 6/20/29 @ 100	641,464
210,000	Barclays plc, 7.88%(USSW5+677bps), 12/31/99, Callable 3/15/22 @ 100(b)	228,375
200,000	Commonwealth Bank of Australia, 3.61%, 9/12/34, Callable 9/12/29 @ 100(b)	200,500
791,000	Cooperatieve Rabobank UA, 4.38%, 8/4/25	856,024
205,000	HSBC Holdings plc, 4.25%, 3/14/24	217,660
200,000	Intesa Sanpaolo SpA, 5.02%, 6/26/24(b)	208,750
1,180,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26(b)	1,274,400
200,000	RBS Citizens Financial Group, Inc., 4.15%, 9/28/22(b)	206,575
3,808,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	4,167,304
826,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	908,016
347,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	385,878
145,000	Royal Bank of Scotland Group plc, 7.50%(USSW5+580bps), 12/29/49, Callable 8/10/20 @ 100	148,806
454,000	UniCredit SpA, 6.57%, 1/14/22(b)	486,710
289,000	Westpac Banking Corp., 4.11%(H15T5Y+200bps), 7/24/34, Callable 7/24/29 @ 100	301,145

		11,824,865

Beverages (0.0%†):
125,000	Cott Corp., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13(b)	130,313

Capital Markets (1.9%):
788,000	Credit Suisse Group AG, 2.59%(SOFR+156bps), 9/11/25, Callable 9/11/24 @ 100(b)	789,624
720,000	Credit Suisse Group Fun, Ltd., 2.75%, 3/26/20	721,349
1,000,000	Credit Suisse Group Fun, Ltd., 3.80%, 9/15/22	1,039,716
1,175,000	Credit Suisse Group Fun, Ltd., 3.80%, 6/9/23	1,229,798
720,000	Credit Suisse Group Fun, Ltd., 3.75%, 3/26/25	761,278

See accompanying notes to the financial statements.

13

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Yankee Dollars, continued
Capital Markets, continued
$742,000	Deutsche Bank AG, 5.00%, 2/14/22	$774,713
1,284,000	Deutsche Bank AG, 3.30%, 11/16/22	1,297,074
1,462,000	Deutsche Bank AG, 4.50%, 4/1/25	1,455,974
733,000	UBS Group AG, 4.13%, 9/24/25(b)	793,482

		8,863,008

Chemicals (0.1%):
265,000	Nufarm Australia, Ltd., 5.75%, 4/30/26, Callable 4/30/21 @ 102.88(b)	260,031
210,000	OCI NV, 6.63%, 4/15/23, Callable 4/15/20 @ 103.31(b)	218,138

		478,169

Containers & Packaging (0.2%):
405,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00%, 2/15/25, Callable 2/15/20 @ 104.5(b)	424,744
255,000	Trivium Packaging Finance BV, 5.50%, 8/15/26, Callable 8/15/22 @ 102.75(b)	269,981
45,000	Trivium Packaging Finance BV, 8.50%, 8/15/27, Callable 8/15/22 @ 104.25(b)	50,063

		744,788

Diversified Consumer Services (0.1%):
320,000	GEMS MENASA Cayman, Ltd., 7.13%, 7/31/26, Callable 7/31/22 @ 103.56(b)	337,200

Diversified Financial Services (1.1%):
705,000	Altice Financing SA, 7.50%, 5/15/26, Callable 5/15/21 @ 103.75(b)	757,874
300,000	Altice Finco SA, 8.13%, 1/15/24, Callable 2/10/20 @ 102.71(b)	307,500
531,000	C&W Senior Financing Dac, 7.50%, 10/15/26, Callable 10/15/21 @ 103.75(b)	573,480
495,000	C&W Senior Financing Dac, 6.88%, 9/15/27, Callable 9/15/22 @ 103.44(b)	527,794
240,000	Intelsat Jackson Holdings SA, 8.50%, 10/15/24, Callable 10/15/20 @ 106.38(b)	219,000
435,000	Nielsen Co. Luxembourg SARL (The), 5.00%, 2/1/25, Callable 2/10/20 @ 103.75^(b)	447,506
85,000	Park Aerospace Holdings, 4.50%, 3/15/23, Callable 2/15/23 @ 100(b)	89,144
2,052,000	Park Aerospace Holdings, 5.50%, 2/15/24(b)	2,253,835
200,000	Telenet Finance Lux Note, 5.50%, 3/1/28, Callable 12/1/22 @ 102.75(b)	213,750

		5,389,883

Diversified Telecommunication Services (0.3%):
505,000	Altice France SA, 7.38%, 5/1/26, Callable 5/1/21 @ 103.69(b)	540,981
370,000	Altice France SA, 8.13%, 2/1/27, Callable 2/1/22 @ 106.09(b)	419,025
45,000	Telecom Italia Capital, 6.38%, 11/15/33	49,838
400,000	Telecom Italia SpA, 5.30%, 5/30/24(b)	431,170
80,000	Telecom Italia SpA, 6.00%, 9/30/34	85,400

		1,526,414

Energy Equipment & Services (0.0%†):
195,000	Noble Holding International, Ltd., 7.88%, 2/1/26, Callable 2/1/21 @ 105.91(b)	141,619

Principal Amount		Fair Value
Yankee Dollars, continued
Hotels, Restaurants & Leisure (0.3%):
$175,000	1011778 BC ULC New Red Finance, Inc., 4.25%, 5/15/24, Callable 5/15/20 @ 102.13(b)	$179,375
550,000	Stars Group Holdings BV, 7.00%, 7/15/26, Callable 7/15/21 @ 103.5(b)	593,313
330,000	Wynn Macau, Ltd., 4.88%, 10/1/24, Callable 10/1/20 @ 102.44(b)	335,775
205,000	Wynn Macau, Ltd., 5.50%, 10/1/27, Callable 10/1/22 @ 102.75(b)	213,200

		1,321,663

Insurance (0.0%†):
200,000	Swiss Re Finance Luxembourg SA, 5.00%(H15T5Y+358bps), 4/2/49, Callable 4/2/29 @ 100(b)	223,500

Machinery (0.0%†):
107,000	Ingersoll-Rand Lux Financial Holding, 2.63%, 5/1/20, Callable 4/1/20 @ 100	107,142

Media (0.2%):
215,000	MDC Partners, Inc., 6.50%, 5/1/24, Callable 2/10/20 @ 104.88(b)	194,575
640,000	Ziggo Bond Finance BV, 5.88%, 1/15/25, Callable 1/20/20 @ 102.94(b)	655,200
180,000	Ziggo BV, 5.50%, 1/15/27, Callable 1/15/22 @ 102.75(b)	190,125

		1,039,900

Metals & Mining (0.3%):
400,000	BHP Billiton Finance USA, Ltd., 6.25%(USSW5+497bps), 10/19/75, Callable 10/19/20 @ 100(b)	411,500
681,000	BHP Billiton Finance USA, Ltd., 6.75%(USSW5+509bps), 10/19/75, Callable 10/20/25 @ 100(b)	798,472
300,000	First Quantum Minerals, Ltd., 7.25%, 5/15/22, Callable 2/10/20 @ 101.81(b)	302,250

		1,512,222

Multi-Utilities (0.1%):
355,000	InterGen NV, 7.00%, 6/30/23, Callable 2/10/20 @ 102.33(b)	344,350

Oil, Gas & Consumable Fuels (3.1%):
309,000	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	380,301
619,000	Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100	653,232
223,000	Enbridge, Inc., 4.00%, 10/1/23, Callable 7/1/23 @ 100	235,459
218,000	Enbridge, Inc., 4.25%, 12/1/26, Callable 9/1/26 @ 100	239,627
340,000	LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23, Callable 2/10/20 @ 102.29(b)	343,400
155,000	Meg Energy Corp., 7.00%, 3/31/24, Callable 2/10/20 @ 102.33^(b)	156,163
163,000	Petrobras Global Finance BV, 5.09%, 1/15/30(b)	175,225
2,677,000	Petrobras Global Finance BV, 7.25%, 3/17/44	3,245,862
1,036,000	Petroleos Mexicanos, 4.50%, 1/23/26	1,029,119
1,700,000	Petroleos Mexicanos, 6.50%, 3/13/27	1,800,103
1,505,000	Petroleos Mexicanos, 6.84%, 1/23/30, Callable 10/23/29 @ 100(b)	1,612,549

See accompanying notes to the financial statements.

14

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Yankee Dollars, continued
Oil, Gas & Consumable Fuels, continued
$542,000	Petroleos Mexicanos, 5.63%, 1/23/46	$487,910
2,762,000	Petroleos Mexicanos, 6.75%, 9/21/47	2,767,805
2,070,000	Petroleos Mexicanos, 7.69%, 1/23/50, Callable 7/23/49 @ 100(b)	2,262,890

		15,389,645

Pharmaceuticals (0.7%):
1,489,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	1,523,415
37,000	Bausch Health Cos., Inc., 5.50%, 3/1/23, Callable 2/10/20 @ 101.38(b)	37,139
405,000	Bausch Health Cos., Inc., 7.00%, 3/15/24, Callable 3/15/20 @ 103.5(b)	421,200
685,000	Mylan NV, 3.15%, 6/15/21, Callable 5/15/21 @ 100	692,130
337,000	Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100	349,817
126,000	Teva Pharmaceuticals Industries, Ltd., 2.20%, 7/21/21	122,063
191,000	Teva Pharmaceuticals Industries, Ltd., 2.80%, 7/21/23	177,153
202,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06(b)	208,565

		3,531,482

Software (0.1%):
355,000	Open Text Corp., 5.88%, 6/1/26, Callable 6/1/21 @ 102.94(b)	378,963

Sovereign Bond (0.5%):
1,344,000	Dominican Republic, 5.50%, 1/27/25(b)	1,444,800
250,000	Dominican Republic, 6.00%, 7/19/28(b)	277,813
1,500,000	Republic of Argentina, 5.88%, 1/11/28	705,000

		2,427,613

Thrifts & Mortgage Finance (0.1%):
200,000	Corp. Nacional del Cobre de Chile, 3.63%, 8/1/27, Callable 5/1/27 @ 100(b)	208,407
200,000	Corp. Nacional del Cobre de Chile, 4.50%, 8/1/47, Callable 2/1/47 @ 100(b)	217,766

		426,173

Tobacco (0.3%):
690,000	Imperial Tobacco Finance, 3.75%, 7/21/22, Callable 5/21/22 @ 100(b)	710,443
690,000	Imperial Tobacco Finance, 4.25%, 7/21/25, Callable 4/21/25 @ 100(b)	725,328

		1,435,771

Trading Companies & Distributors (0.5%):
400,000	Aercap Holdings NV, 5.87%(H15T5Y+454bps), 10/10/79, Callable 10/10/24 @ 100^	428,000
240,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 12/16/21, Callable 11/16/21 @ 100	249,600
412,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.88%, 1/16/24, Callable 12/16/23 @ 100	446,505
463,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.88%, 8/14/24, Callable 7/14/24 @ 100	467,051
251,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 4/3/26, Callable 2/3/26 @ 100	268,884

Principal Amount		Fair Value
Yankee Dollars, continued
Trading Companies & Distributors, continued
$147,000	Fly Leasing, Ltd., 6.38%, 10/15/21, Callable 2/10/20 @ 101.59	$149,940
405,000	Fly Leasing, Ltd., 5.25%, 10/15/24, Callable 10/15/20 @ 102.63	422,213

		2,432,193

Wireless Telecommunication Services (0.3%):
330,000	Empresa Nacional del Pet, 4.38%, 10/30/24(b)	348,150
30,000	Millicom International Cellular SA, 6.00%, 3/15/25, Callable 3/15/20 @ 103(b)	30,788
335,000	Millicom International Cellular SA, 6.63%, 10/15/26, Callable 10/15/21 @ 104.97(b)	366,406
700,000	Millicom International Cellular SA, 6.25%, 3/25/29, Callable 3/25/24 @ 103.13(b)	769,125

		1,514,469

Total Yankee Dollars (Cost $61,503,590)		64,054,279

Municipal Bonds (1.2%):
California (0.3%):
400,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	602,296
10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	15,235
460,000	California State, Build America Bonds, GO, 7.30%, 10/1/39	702,452

		1,319,983

Illinois (0.9%):
105,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series B, 5.43%, 1/1/42	106,200
310,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series C1, 7.78%, 1/1/35	379,524
55,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series B, 5.63%, 1/1/22	56,387
295,000	Illinois State, Build America Bonds, GO, 5.10%, 6/1/33	318,160
420,000	Illinois State, Build America Bonds, GO, 4.00%, 12/1/20	422,772
109,091	Illinois State, Build America Bonds, GO, 4.95%, 6/1/23	114,425
88,000	Illinois State, Build America Bonds, GO, 6.20%, 7/1/21	90,422
315,000	Illinois State, Build America Bonds, GO, 6.63%, 2/1/35	369,309
425,000	Illinois State, Build America Bonds, GO, Series 3, 6.73%, 4/1/35	497,577
1,935,000	Illinois State, Build America Bonds, GO, 7.35%, 7/1/35	2,352,264

		4,707,040

Total Municipal Bonds (Cost $5,527,049)		6,027,023

U.S. Government Agency Mortgages (23.7%):
Federal Home Loan Mortgage Corporation (5.3%):
53,590	2.50%, 6/1/31, Pool #G18604	54,193
79,686	2.50%, 7/1/31, Pool #V61246	80,915
138,163	2.50%, 8/1/31, Pool #V61273	140,539
544,519	3.50%, 3/1/32, Pool #C91403	568,528

See accompanying notes to the financial statements.

15

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$1,445,034	3.50%, 7/1/32, Pool #C91467	$1,508,749
17,884	2.50%, 8/1/32, Pool #G18654	18,196
18,553	2.50%, 11/1/32, Pool # G18665	18,876
541,322	2.50%, 12/1/32, Pool #G18669	550,750
90,158	2.50%, 3/1/33, Pool #G18680	91,036
251,295	3.00%, 4/1/33, Pool #G18684	258,135
32,944	2.50%, 4/1/33, Pool # G18683	33,265
60,733	3.00%, 4/1/33, Pool #K90336	62,646
20,283	2.50%, 5/1/33, Pool # G18687	20,480
126,898	3.00%, 6/1/33, Pool #K90806	130,894
151,955	3.00%, 6/1/33, Pool #K90632	156,745
84,531	3.00%, 6/1/33, Pool #K90684	87,185
243,015	4.00%, 6/1/33, Pool #G30718	258,114
63,926	3.00%, 6/1/33, Pool #C91709	65,940
365,565	2.50%, 7/1/33, Pool #G16661	371,601
291,062	3.00%, 7/1/33, Pool #C91714	300,230
546,438	3.50%, 11/1/33, Pool #G16677	570,478
541,810	3.50%, 2/1/34, Pool #G16752	564,517
86,877	3.00%, 4/1/34, Pool #G16829	89,354
619,912	3.50%, 10/1/34, Pool #C91793	646,239
1,219,835	4.00%, 5/1/37, Pool #C91938	1,283,718
1,652,514	5.00%, 2/1/38, Pool #G60365	1,842,280
85,851	3.50%, 4/1/40, Pool #V81744	89,473
104,490	3.50%, 5/1/40, Pool #V81750	108,882
183,004	3.50%, 6/1/40, Pool #V81792	190,700
77,678	3.50%, 8/1/40, Pool #V81886	80,925
70,251	3.50%, 9/1/40, Pool #V81958	73,201
68,133	4.50%, 1/1/41, Pool #A96051	72,546
700,874	4.00%, 1/1/41, Pool #A96413	748,997
571,661	4.00%, 2/1/41, Pool #A96807	610,906
66,056	4.50%, 3/1/41, Pool #A97673	71,600
112,019	4.50%, 4/1/41, Pool #A97942	121,445
312,096	5.00%, 6/1/41, Pool #G06596	350,233
1,446,379	4.50%, 1/1/42, Pool #G60517	1,537,163
49,862	3.50%, 8/1/42, Pool #Q10164	52,330
55,584	3.50%, 8/1/42, Pool #Q10434	58,336
61,561	3.50%, 8/1/42, Pool #Q10047	64,619
45,760	3.50%, 8/1/42, Pool #Q10392	48,031
68,267	3.50%, 9/1/42, Pool #Q11244	71,667
38,814	3.50%, 11/1/42, Pool #G07231	40,671
51,873	4.00%, 11/1/42, Pool #Q13121	54,636
137,898	3.00%, 12/1/42, Pool #C04320	142,914
538,868	3.50%, 4/1/43, Pool #G07921	568,219
455,289	3.50%, 4/1/43, Pool #Q17209	475,894
86,300	4.00%, 5/1/43, Pool #Q18481	91,027
44,714	4.00%, 7/1/43, Pool #Q19597	47,159
51,153	4.00%, 10/1/43, Pool #Q22499	53,935
596,740	3.00%, 10/1/43, Pool #G08553	616,484
164,726	3.50%, 1/1/44, Pool #G60271	173,991
331,419	3.50%, 1/1/44, Pool #G07922	352,732
103,129	4.00%, 1/1/44, Pool #V80950	107,950
312,982	4.00%, 1/1/45, Pool #Q30720	331,580
219,195	4.00%, 2/1/45, Pool #G07949	233,418
50,325	3.50%, 3/1/45, Pool #Q32328	53,003
110,256	3.50%, 3/1/45, Pool #Q32008	116,117
58,484	3.50%, 3/1/45, Pool #Q31974	61,626

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$36,390	3.00%, 5/1/45, Pool #Q33468	$36,945
299,122	3.50%, 5/1/45, Pool #Q33547	309,353
360,866	3.50%, 6/1/45, Pool #Q34164	373,204
244,093	3.00%, 6/1/45, Pool #Q34156	247,808
361,191	3.50%, 6/1/45, Pool #Q34311	380,487
58,192	3.50%, 6/1/45, Pool #Q33791	60,191
60,998	3.00%, 7/1/45, Pool #Q34759	62,583
19,239	3.00%, 7/1/45, Pool #Q34979	19,618
112,924	4.00%, 8/1/45, Pool #Q35845	117,695
22,560	4.00%, 9/1/45, Pool #Q37853	23,880
404,849	3.50%, 11/1/45, Pool #Q37467	426,462
14,924	4.00%, 11/1/45, Pool #Q38812	15,659
9,473	4.00%, 2/1/46, Pool #Q38879	10,125
21,243	4.00%, 2/1/46, Pool #Q38782	22,703
27,315	4.00%, 2/1/46, Pool #Q38783	28,955
75,720	4.00%, 4/1/46, Pool #V82292	80,147
13,017	4.00%, 4/1/46, Pool #Q39975	13,912
136,704	3.50%, 5/1/46, Pool #G60603	144,135
144,676	3.50%, 5/1/46, Pool #Q40647	149,212
440,588	3.50%, 5/1/46, Pool #G60553	463,767
399,480	3.50%, 9/1/46, Pool #Q43257	421,255
21,927	4.00%, 9/1/47, Pool #Q50433	23,381
22,264	4.00%, 10/1/47, Pool #Q51189	23,606
244,864	3.50%, 11/1/47, Pool #Q52086	253,094
21,138	4.00%, 2/1/48, Pool #Q54192	22,386
667,867	3.50%, 2/1/48, Pool #Q54334	693,959
50,343	3.50%, 2/1/48, Pool #G61896	52,227
307,660	3.50%, 3/1/48, Pool #G67710	318,877
597,492	4.00%, 5/1/48, Pool #ZA5379	631,983
454,170	4.00%, 5/1/48, Pool #Q55992	481,394
1,150,228	4.00%, 6/1/48, Pool #G67713	1,230,570
140,894	4.00%, 7/1/48, Pool #Q59935	149,149
305,067	3.50%, 5/1/49, Pool #Q63646	318,101
887,153	3.00%, 5/1/49, Pool #ZT1955	897,015
100,000	3.00%, 9/1/49, Pool #RA1355	102,460

		26,252,311

Federal National Mortgage Association (10.6%):
302,048	2.50%, 6/1/29, Pool #MA3734	306,280
120,913	2.50%, 9/1/31, Pool #AS8012	122,453
448,983	3.00%, 4/1/32, Pool #BD9809	463,728
259,252	3.00%, 9/1/32, Pool #BM5110	267,145
259,708	3.00%, 12/1/32, Pool #BM5109	268,093
762,552	3.00%, 12/1/32, Pool #BM5345	787,898
821,699	2.50%, 12/1/32, Pool #CA3748	832,098
1,992,094	3.00%, 2/1/33, Pool #BM5108	2,054,497
40,653	3.00%, 3/1/33, Pool #BM4614	41,968
52,019	3.00%, 5/1/33, Pool #AT3000	53,682
57,297	3.00%, 6/1/33, Pool #AT6090	59,133
6,325	4.50%, 7/1/33, Pool #729327	6,915
283,514	3.00%, 7/1/33, Pool #MA1490	292,583
2,962	4.50%, 7/1/33, Pool #720240	3,240
6,381	4.50%, 8/1/33, Pool #723124	6,980
14,887	4.50%, 8/1/33, Pool #726928	16,270
5,684	4.50%, 8/1/33, Pool #727029	6,217
34,877	4.50%, 8/1/33, Pool #729380	38,107
6,480	4.50%, 8/1/33, Pool #729713	7,074

See accompanying notes to the financial statements.

16

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$7,328	4.50%, 8/1/33, Pool #727160	$8,011
12,155	4.50%, 8/1/33, Pool #726956	13,295
27,595	4.50%, 9/1/33, Pool #727147	30,162
11,160	4.50%, 9/1/33, Pool #734922	12,198
1,617,557	3.00%, 11/1/33, Pool #BM5111	1,672,826
42,151	4.50%, 12/1/33, Pool #AL5321	46,107
42,661	3.50%, 1/1/34, Pool #AS1406	44,244
127,289	3.50%, 1/1/34, Pool #AS1611	131,991
85,264	3.50%, 1/1/34, Pool #AS1612	88,418
17,216	3.50%, 1/1/34, Pool #AS1614	17,855
765,901	2.50%, 6/1/34, Pool #BN7572	774,798
93,869	3.00%, 6/1/34, Pool #CA3585	97,324
821,904	3.50%, 9/1/34, Pool #FM1577	861,554
32,554	6.00%, 10/1/34, Pool #AL2130	37,414
1,850,000	2.50%, 1/25/35, TBA	1,866,766
69,897	4.50%, 9/1/35, Pool #AB8198	76,598
660,388	6.00%, 5/1/36, Pool #745512	752,597
332,575	6.00%, 1/1/37, Pool #932030	381,665
59,704	6.00%, 3/1/37, Pool #889506	68,366
83,068	6.00%, 1/1/38, Pool #889371	96,877
248,980	5.00%, 2/1/38, Pool #310165	277,110
28,347	6.00%, 3/1/38, Pool #889219	32,970
17,158	6.00%, 7/1/38, Pool #889733	20,010
99,520	4.50%, 3/1/39, Pool #AB0051	108,829
466,483	4.50%, 4/1/39, Pool #AB0043	511,222
436,545	5.00%, 6/1/39, Pool #AL7521	487,028
164,077	5.00%, 6/1/39, Pool #AL7550	183,065
48,279	4.50%, 11/1/39, Pool #AC5442	52,562
113,187	6.00%, 5/1/40, Pool #AL2129	131,967
68,197	4.00%, 12/1/40, Pool #AA4757	73,122
62,237	4.50%, 2/1/41, Pool #AH5580	67,451
8,819	6.00%, 1/1/42, Pool #AL2128	9,962
88,791	3.50%, 9/1/42, Pool #AP4100	92,978
2,553,772	3.50%, 11/1/42, Pool #AL2866	2,683,432
17,779	3.50%, 12/1/42, Pool #AQ9054	18,621
681,754	3.00%, 1/1/43, Pool #AL3181	703,461
112,719	3.50%, 1/1/43, Pool #AQ9328	118,536
304,894	2.50%, 2/1/43, Pool #AB8465	304,466
227,148	3.00%, 2/1/43, Pool #AB7846	233,501
22,564	3.50%, 2/1/43, Pool #AR1797	23,570
684,210	3.00%, 2/1/43, Pool #AT0223	703,334
75,912	3.50%, 3/1/43, Pool #AL3409	78,628
29,196	3.50%, 3/1/43, Pool #AR7567	30,498
29,501	3.50%, 3/1/43, Pool #AR6751	30,827
139,506	3.50%, 8/1/43, Pool #AL7261	146,717
321,132	3.00%, 9/1/43, Pool #AL5059	331,364
75,911	4.00%, 10/1/43, Pool #BM1167	81,476
363,509	4.50%, 3/1/44, Pool #AL5082	389,491
397,032	3.00%, 6/1/44, Pool #AL7195	410,163
350,870	5.00%, 11/1/44, Pool #AL7307	391,473
160,768	4.00%, 12/1/44, Pool #AX8459	171,509
31,959	4.00%, 12/1/44, Pool #AW9502	33,955
20,212	4.00%, 12/1/44, Pool #AY0045	21,489
256,879	4.00%, 3/1/45, Pool #AL6541	274,066
77,514	3.50%, 3/1/45, Pool #AY5352	81,671
93,795	3.00%, 5/1/45, Pool #AS4972	95,502

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$55,562	4.00%, 5/1/45, Pool #AZ1876	$58,757
93,491	3.50%, 5/1/45, Pool #AY9074	98,544
107,526	4.00%, 5/1/45, Pool #AZ1207	113,797
43,225	4.00%, 6/1/45, Pool #AZ2719	45,672
989,874	3.50%, 6/1/45, Pool #AY5622	1,043,427
317,375	4.00%, 6/1/45, Pool #AY8096	335,607
133,802	4.00%, 6/1/45, Pool #AY8126	141,489
36,846	5.00%, 6/1/45, Pool #AZ3448	40,106
58,413	4.00%, 6/1/45, Pool #AZ3341	61,753
265,769	4.00%, 7/1/45, Pool #AZ0833	280,942
232,417	4.00%, 7/1/45, Pool #AZ1783	245,879
644,622	3.50%, 7/1/45, Pool #AZ0814	672,884
223,408	3.00%, 8/1/45, Pool #AS5634	227,471
34,066	3.00%, 8/1/45, Pool #AZ3728	34,678
87,553	3.00%, 8/1/45, Pool #AZ8288	89,141
127,159	4.00%, 10/1/45, Pool #AL7413	135,248
632,365	4.00%, 10/1/45, Pool #AL7593	672,594
43,424	4.00%, 11/1/45, Pool #AZ0560	45,919
50,654	4.00%, 12/1/45, Pool #AS6350	53,882
82,857	4.00%, 12/1/45, Pool #BA6404	87,645
25,811	4.00%, 12/1/45, Pool #BC0997	27,317
1,127,633	4.00%, 2/1/46, Pool #BC1578	1,189,574
70,070	4.50%, 2/1/46, Pool #BM5199	76,213
45,060	4.00%, 4/1/46, Pool # BC3920	47,546
39,289	4.00%, 4/1/46, Pool #BC7809	41,423
18,368	4.00%, 5/1/46, Pool #BC2276	19,442
597,680	3.50%, 5/1/46, Pool #BC0880	618,123
380,094	4.00%, 6/1/46, Pool #BC0960	401,042
559,579	4.00%, 6/1/46, Pool #AL9282	590,448
82,542	4.00%, 7/1/46, Pool #BC6148	87,142
211,848	4.00%, 7/1/46, Pool #BC1443	225,782
615,715	3.50%, 7/1/46, Pool #AL9515	636,877
80,641	4.00%, 8/1/46, Pool #BD1451	85,051
40,583	3.50%, 8/1/46, Pool #BD5247	42,733
207,299	3.50%, 8/1/46, Pool #AL8990	218,214
91,056	4.50%, 8/1/46, Pool #AL9111	97,865
111,380	3.50%, 8/1/46, Pool #AL8970	117,232
57,665	3.50%, 9/1/46, Pool #BD7792	60,696
102,957	4.00%, 9/1/46, Pool #BD1489	108,618
224,043	4.00%, 9/1/46, Pool #BC2843	238,754
23,128	3.50%, 9/1/46, Pool #BD0711	24,353
248,087	3.50%, 10/1/46, Pool #AL9285	255,199
35,479	4.00%, 10/1/46, Pool #BD7599	37,419
352,874	3.50%, 10/1/46, Pool #BC4760	371,538
198,707	4.00%, 10/1/46, Pool #BC4754	211,797
142,759	3.50%, 11/1/46, Pool #BC9014	150,275
1,487,439	3.50%, 12/1/46, Pool #BD8504	1,565,743
706,078	3.50%, 12/1/46, Pool #BC9077	736,865
57,819	3.50%, 12/1/46, Pool #BE5877	60,630
38,993	3.50%, 1/1/47, Pool #BE7834	40,889
607,911	3.50%, 1/1/47, Pool #AL9776	628,778
1,204,226	4.50%, 2/1/47, Pool #AL9846	1,302,106
2,374,532	4.00%, 2/1/47, Pool #AL9779	2,512,130
145,495	3.50%, 2/1/47, Pool #BE5696	152,849
182,011	4.00%, 5/1/47, Pool #BM1277	193,872
16,094	4.00%, 6/1/47, Pool #BH4269	17,143

See accompanying notes to the financial statements.

17

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$110,684	4.00%, 7/1/47, Pool #BE3774	$116,002
127,087	4.00%, 7/1/47, Pool #AS9968	134,329
21,470	4.00%, 12/1/47, Pool #BJ4279	22,873
36,391	4.00%, 12/1/47, Pool #BJ2132	38,765
20,339	4.00%, 2/1/48, Pool #CA1199	21,510
893,441	3.50%, 2/1/48, Pool #BJ3436	919,188
19,970	4.00%, 3/1/48, Pool #BK1867	21,120
24,276	4.00%, 3/1/48, Pool #BK3214	25,686
21,982	4.00%, 4/1/48, Pool #BK2485	23,256
184,927	4.00%, 4/1/48, Pool #BM3700	196,950
19,206	4.00%, 4/1/48, Pool #BK4838	20,309
92,404	4.00%, 4/1/48, Pool #CA1545	97,724
50,132	4.00%, 4/1/48, Pool #BK3836	53,079
19,233	4.00%, 4/1/48, Pool #BJ8805	20,343
782,654	4.00%, 5/1/48, Pool #BJ2731	827,667
119,629	4.00%, 5/1/48, Pool #BM3877	126,507
22,415	4.00%, 5/1/48, Pool #BK2527	23,689
73,914	3.00%, 8/1/49, Pool #CA4017	75,097
237,077	3.00%, 9/1/49, Pool #BN7756	241,284
975,808	3.00%, 9/1/49, Pool #CA4142	996,482
1,014,959	4.50%, 9/1/49, Pool #FM1534	1,090,191
1,895,052	3.00%, 9/1/49, Pool #FM1459	1,922,614
38,933	3.00%, 9/1/49, Pool #MA3774	39,500
288,142	3.50%, 9/1/49, Pool# FM1449	296,659
977,967	3.00%, 10/1/49, Pool #CA4421	998,119
887,787	3.00%, 10/1/49, Pool# FM1675	900,695
977,674	3.00%, 10/1/49, Pool #CA4406	1,003,275
199,200	3.50%, 11/1/49, Pool #CA4557	207,746
1,011,570	4.00%, 11/1/49, Pool #CA4628	1,065,639
850,000	2.50%, 12/1/49, Pool #BO6208	842,971

		52,165,835

Government National Mortgage Association (7.8%):
13,102	5.00%, 6/15/34, Pool #629493	14,445
7,469	5.00%, 3/15/38, Pool #676766	8,337
3,015	5.00%, 4/15/38, Pool #672672	3,364
12,281	5.00%, 8/15/38, Pool #687818	13,700
92,975	5.00%, 1/15/39, Pool #705997	103,130
211,455	5.00%, 3/15/39, Pool #646746	234,724
1,284	5.00%, 3/15/39, Pool #697946	1,423
224,498	4.00%, 10/15/40, Pool #783143	236,006
66,875	4.00%, 10/20/40, Pool #G24833	70,981
195,140	4.00%, 1/20/41, Pool #4922	207,125
522,478	4.50%, 3/20/41, Pool #4978	572,384
378,945	4.00%, 5/20/41, Pool #5054	403,306
184,369	4.50%, 5/20/41, Pool #005055	201,972
159,560	4.50%, 6/15/41, Pool #366975	175,097
119,563	4.50%, 6/20/41, Pool #005082	130,982
430,442	4.00%, 10/20/41, Pool #5203	458,121
476,615	3.50%, 12/20/41, Pool #5258	499,864
828,834	4.00%, 1/20/42, Pool #5280	882,137
569,937	3.50%, 10/20/42, Pool #MA0462	600,401
53,707	4.00%, 11/20/42, Pool #AB9233	57,481
286,107	3.00%, 12/20/42, Pool # MA0624	296,233
345,427	3.00%, 12/20/42, Pool #AA5872	356,577
2,761,102	3.50%, 1/20/43, Pool #MA0699	2,908,741
50,918	3.00%, 1/20/43, Pool #MA0698	52,719

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$618,064	3.50%, 2/20/43, Pool #MA0783	$649,912
78,149	3.50%, 3/20/43, Pool #AD8884	81,363
226,671	3.00%, 3/20/43, Pool #AA6146	234,148
93,446	3.00%, 3/20/43, Pool #AD8812	95,996
514,692	3.50%, 4/20/43, Pool #783976	537,712
83,670	3.50%, 4/20/43, Pool #AD9075	86,623
29,104	3.50%, 4/20/43, Pool #AB9891	30,295
599,102	4.00%, 10/20/43, Pool# MA1376	633,158
8,329	4.00%, 7/20/44, Pool #MA2074	8,786
123,152	4.00%, 5/20/45, Pool #MA2893	129,955
206,783	4.00%, 8/20/45, Pool #MA3035	218,187
7,990	4.00%, 9/20/45, Pool #MA3106	8,431
8,225	4.00%, 10/20/45, Pool #MA3174	8,678
9,132	4.00%, 12/20/45, Pool #MA3311	9,636
9,040	4.00%, 1/20/46, Pool # MA3377	9,538
338,586	4.00%, 4/15/46, Pool #784232	360,836
563,065	4.00%, 5/20/46, Pool #MA3664	593,046
415,810	3.50%, 5/20/46, Pool #MA3663	433,196
31,800	3.50%, 5/20/46, Pool #AR9028	33,357
24,626	3.50%, 5/20/46, Pool #AR9166	25,832
32,203	3.50%, 5/20/46, Pool #AS4272	33,783
124,070	3.50%, 6/20/46, Pool #AT4139	130,147
29,482	3.50%, 6/20/46, Pool #AT4134	30,927
36,770	3.50%, 6/20/46, Pool #AS4285	38,563
390,181	3.50%, 6/20/46, Pool #MA3736	407,938
42,883	3.50%, 7/20/46, Pool #784391	44,972
216,409	3.50%, 7/20/46, Pool #MA3803	225,198
45,396	3.50%, 9/20/46, Pool #MA3937	47,191
39,454	3.00%, 10/20/46, Pool #MA4003	40,748
2,564,293	3.00%, 12/20/46, Pool #MA4126	2,647,081
331,106	4.00%, 1/15/47, Pool #AX5831	346,029
314,207	4.00%, 1/15/47, Pool #AX5857	328,369
629,136	3.00%, 1/20/47, Pool #MA4195	649,345
352,014	3.00%, 2/20/47, Pool #MA4261	362,551
90,466	4.00%, 3/20/47, Pool #MA4322	94,719
92,975	4.00%, 4/20/47, Pool #MA4383	97,179
1,319,203	4.50%, 4/20/47, Pool #MA4384	1,385,629
408,484	4.00%, 4/20/47, Pool #784304	423,918
377,569	4.00%, 4/20/47, Pool #784303	391,895
60,011	4.00%, 5/20/47, Pool #MA4452	62,831
830,940	4.50%, 6/20/47, Pool #MA4512	872,767
251,597	4.00%, 6/20/47, Pool #MA4511	263,116
3,889,535	3.50%, 9/20/47, Pool #MA4719	4,029,674
1,534,275	3.50%, 1/20/48, Pool #MA4962	1,595,764
373,264	4.00%, 4/20/48, Pool #MA5137	387,860
227,172	4.00%, 4/20/48, Pool #BG7744	237,812
322,936	4.00%, 4/20/48, Pool #BG3507	338,042
2,347,099	4.00%, 5/20/48, Pool #MA5192	2,427,929
785,147	4.00%, 6/20/48, Pool #MA5264	812,164
5,715,000	3.00%, 1/20/49, TBA	5,869,483
1,199,900	3.50%, 4/20/49, Pool #MA5875	1,236,477
87,262	Class JA, Series 2015-H21, 2.50%, 6/20/65, Callable 5/20/21 @ 100	87,196

		38,625,232

Total U.S. Government Agency Mortgages (Cost $115,485,734)		117,043,378

See accompanying notes to the financial statements.

18

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Treasury Obligations (22.9%):
U.S. Treasury Bonds (5.3%):
$2,785,000	2.50%, 2/15/46	$2,849,838
15,337,000	3.00%, 2/15/49	17,342,792
5,382,000	2.88%, 5/15/49	5,947,110

		26,139,740

U.S. Treasury Inflation Index Bonds (0.9%):
3,422,556	0.75%, 2/15/45	3,553,836
86,121	1.00%, 2/15/46	94,794
736,286	1.00%, 2/15/49	818,484

		4,467,114

U.S. Treasury Inflation Index Notes (3.4%):
2,042,507	0.25%, 1/15/25	2,060,212
8,012,895	0.63%, 1/15/26	8,257,648
4,264,061	0.13%, 7/15/26	4,277,705
2,058,602	0.88%, 1/15/29	2,185,807

		16,781,372

U.S. Treasury Notes (13.3%):
8,034,000	2.13%, 7/31/24	8,189,659
6,658,000	2.25%, 12/31/24	6,834,853
7,087,000	2.50%, 2/28/26	7,383,768
9,926,000	1.63%, 9/30/26	9,806,578

Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued
$9,035,000	3.13%, 11/15/28	$9,941,323
11,402,000	1.63%, 8/15/29	11,116,950
12,361,000	1.75%, 11/15/29	12,183,311

		65,456,442

Total U.S. Treasury Obligations (Cost $109,362,601)		112,844,668

Short-Term Securities Held as Collateral for Securities on Loan (0.6%):
3,088,784	BlackRock Liquidity FedFund, Institutional Class, 2.00%(e)(f)	3,088,784

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $3,088,784)		3,088,784

Unaffiliated Investment Companies (1.7%):
Money Markets (1.7%):
8,559,485	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(f)	8,559,485

Total Unaffiliated Investment Companies (Cost $8,559,485)		8,559,485

Total Investment Securities (Cost $486,122,828) — 101.6%(g)		501,647,243
Net other assets (liabilities) — (1.6)%		(7,960,532)

Net Assets — 100.0%		$493,686,711

Percentages indicated are based on net assets as of December 31, 2019.

GO—General Obligation

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USSW5—USD 5 Year Swap Rate

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $2,957,573.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2019. The total of all such securities represent 0.00% of the net assets of the fund.

(b)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2019.

(d)	Defaulted bond.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(f)	The rate represents the effective yield at December 31, 2019.

(g)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or rounds to less than $1.

See accompanying notes to the financial statements.

19

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2019

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2019:

(Unaudited)

Country	Percentage

Argentina	0.1%

Australia	0.4%

Bermuda	0.1%

Brazil	— %†

Canada	0.9%

Cayman Islands	0.9%

Chile	0.2%

Dominican Republic	0.3%

France	0.2%

Germany	0.7%

Guernsey	0.7%

Country	Percentage

Ireland	0.7%

Italy	0.5%

Jersey	0.2%

Luxembourg	1.0%

Mexico	2.1%

Netherlands	1.6%

Switzerland	0.2%

United Arab Emirates	0.1%

United Kingdom	2.0%

United States	87.1%

100.0%

†	Represents less than 0.05%.

Securities Sold Short (-0.1%):

At December 31, 2019, the Fund’s securities sold short were as follows:

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value
U.S. Government Agency Mortgages
Federal National Mortgage Association
Federal National Mortgage Association, TBA	3.50%	1/25/50	$(300,000)	$(307,793)	$(308,578)

				$(307,793)	$(308,578)

See accompanying notes to the financial statements.

20

AZL Fidelity Institutional Asset Management Total Bond Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$486,122,828

Investment securities, at value(a)	$501,647,243
Interest and dividends receivable	4,141,625
Receivable for capital shares issued	406
Receivable for TBA investments sold	25,747,046
Prepaid expenses	1,775

Total Assets	531,538,095

Liabilities:
Cash overdraft	2,011
Payable for investments purchased	392,973
Payable for TBA investments purchased	33,229,368
Payable for capital shares redeemed	481,653
Payable for collateral received on loaned securities	3,088,784
Securities sold short (Proceeds received $307,793)	308,578
Interest payable on securities sold short	379
Manager fees payable	210,311
Administration fees payable	9,248
Distribution fees payable	100,301
Custodian fees payable	3,125
Administrative and compliance services fees payable	1,752
Transfer agent fees payable	1,836
Trustee fees payable	431
Other accrued liabilities	20,634

Total Liabilities	37,851,384

Net Assets	$493,686,711

Net Assets Consist of:
Paid in capital	$471,615,856
Total distributable earnings	22,070,855

Net Assets	$493,686,711

Class 1
Net Assets	$22,823,106
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,238,174
Net Asset Value (offering and redemption price per share)	$10.20

Class 2
Net Assets	$470,863,605
Shares of beneficial interest (unlimited number of shares authorized, no par value)	44,841,976
Net Asset Value (offering and redemption price per share)	$10.50

(a)	Includes securities on loan of $2,957,573.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Interest	$18,536,880
Dividends	203,623
Income from securities lending	122,231

Total Investment Income	18,862,734

Expenses:
Manager fees	2,521,423
Administration fees	221,185
Distribution fees — Class 2	1,203,924
Custodian fees	18,328
Administrative and compliance services fees	9,443
Transfer agent fees	11,634
Trustee fees	30,193
Professional fees	26,058
Shareholder reports	19,311
Other expenses	16,208

Total expenses	4,077,707

Net Investment Income/(Loss)	14,785,027

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	4,717,925
Net realized gains/(losses) on securities held short	88,778
Change in net unrealized appreciation/depreciation on securities	29,992,104
Change in net unrealized appreciation/depreciation on securities held short	46,191

Net realized and Change in net unrealized gains/losses on investments	34,844,998

Change in Net Assets Resulting From Operations	$49,630,025

See accompanying notes to the financial statements.

21

AZL Fidelity Institutional Asset Management Total Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$14,785,027	$14,770,014
Net realized gains/(losses) on investments	4,806,703	(4,619,768)
Change in unrealized appreciation/depreciation on investments	30,038,295	(18,013,951)

Change in net assets resulting from operations	49,630,025	(7,863,705)

Distributions to Shareholders:
Class 1	(762,762)	(707,681)
Class 2	(14,007,289)	(14,621,912)

Change in net assets resulting from distributions to shareholders	(14,770,051)	(15,329,593)

Capital Transactions:
Class 1
Proceeds from shares issued	2,473,032	907,880
Proceeds from dividends reinvested	762,762	707,681
Value of shares redeemed	(3,389,231)	(3,245,300)

Total Class 1 Shares	(153,437)	(1,629,739)

Class 2
Proceeds from shares issued	14,141,674	10,368,064
Proceeds from dividends reinvested	14,007,289	14,621,912
Value of shares redeemed	(69,635,789)	(76,454,314)

Total Class 2 Shares	(41,486,826)	(51,464,338)

Change in net assets resulting from capital transactions	(41,640,263)	(53,094,077)

Change in net assets	(6,780,289)	(76,287,375)
Net Assets:
Beginning of period	500,467,000	576,754,375

End of period	$493,686,711	$500,467,000

Share Transactions:
Class 1
Shares issued	246,124	93,143
Dividends reinvested	75,446	75,046
Shares redeemed	(335,189)	(333,055)

Total Class 1 Shares	(13,619)	(164,866)

Class 2
Shares issued	1,364,347	1,034,907
Dividends reinvested	1,345,561	1,505,861
Shares redeemed	(6,698,382)	(7,711,888)

Total Class 2 Shares	(3,988,474)	(5,171,120)

Change in shares	(4,002,093)	(5,335,986)

See accompanying notes to the financial statements.

22

AZL Fidelity Institutional Asset Management Total Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016^		2015

Class 1

Net Asset Value, Beginning of Period	$9.54	$9.96	$9.77	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.32 (a)	0.32	0.23	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	0.69	(0.42)	0.21	(0.47)

Total from Investment Activities	1.01	(0.10)	0.44	(0.23)

Distributions to Shareholders From:
Net Investment Income	(0.35)	(0.32)	(0.25)	—

Total Dividends	(0.35)	(0.32)	(0.25)	—

Net Asset Value, End of Period	$10.20	$9.54	$9.96	$9.77

Total Return(b)	10.57%	(1.00)%	4.55%	(2.30	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$22,823	$21,476	$24,077	$25,981
Net Investment Income/(Loss)(d)	3.17%	2.96%	2.23%	3.03%
Expenses Before Reductions(d)(e)	0.57%	0.56%	0.56%	0.59%
Expenses Net of Reductions(d)	0.57%	0.56%	0.56%	0.59%
Portfolio Turnover Rate(f)	68%	38%	81%	119%

Class 2

Net Asset Value, Beginning of Period	$9.81	$10.23	$10.05	$9.85		$10.14

Investment Activities:
Net Investment Income/(Loss)	0.30 (a)	0.31	0.22	0.26		0.31
Net Realized and Unrealized Gains/(Losses) on Investments	0.71	(0.44)	0.21	0.29		(0.40)

Total from Investment Activities	1.01	(0.13)	0.43	0.55		(0.09)

Distributions to Shareholders From:
Net Investment Income	(0.32)	(0.29)	(0.25)	(0.34)		(0.20)
Net Realized Gains	—	—	—	(0.01)		—

Total Dividends	(0.32)	(0.29)	(0.25)	(0.35)		(0.20)

Net Asset Value, End of Period	$10.50	$9.81	$10.23	$10.05		$9.85

Total Return(b)	10.28%	(1.25)%	4.28%	5.51%		(0.89)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$470,864	$478,991	$552,678	$568,216		$433,205
Net Investment Income/(Loss)	2.92%	2.71%	1.98%	3.06%		2.93%
Expenses Before Reductions(e)	0.82%	0.81%	0.81%	0.83%		0.82%
Expenses Net of Reductions	0.82%	0.81%	0.81%	0.83%		0.82%
Portfolio Turnover Rate(f)	68%	38%	81%	119%		123%

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

23

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Fidelity Institutional Asset Management Total Bond Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

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AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2019

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $12,040 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $3,088,784 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2019, no collateral had been posted by the Fund to counterparties for TBAs.

25

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2019

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 changed the amortization period for non-contingently callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. The Fund has adopted ASU 2017-08 on a modified retrospective basis as of January 1, 2019. The adoption of ASU 2017-08 did not have a significant impact on the amortized cost of investments as of January 1, 2019, and had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with FIAM LLC (“FIAM”), FIAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	0.50%	0.70%

AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	0.50%	0.95%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2019, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $3,788 was paid from the Fund relating to these fees and expenses.

26

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2019

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2		Level 3	Total

Common Stocks+	$212,901	$—		$—	$212,901
Warrants+	—	—	#	—	—
Asset Backed Securities	—	8,527,450		—	8,527,450
Collateralized Mortgage Obligations	—	19,187,451		—	19,187,451
Corporate Bonds+	—	162,101,824		—	162,101,824
Yankee Dollars+	—	64,054,279		—	64,054,279
Municipal Bonds	—	6,027,023		—	6,027,023
U.S. Government Agency Mortgages	—	117,043,378		—	117,043,378
U.S. Treasury Obligations	—	112,844,668		—	112,844,668
Short-Term Securities Held as Collateral for Securities on Loan	3,088,784	—		—	3,088,784
Unaffiliated Investment Companies	8,559,485	—		—	8,559,485

Total Investment Securities	11,861,170	489,786,073		—	501,647,243

Securities Sold Short	—	(308,578)		—	(308,578)

Total Investments	$11,861,170	$489,477,495		$—	$501,338,665

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2019.

27

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2019

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Total Bond Fund	$334,140,446	$383,719,574

For the year ended December 31, 2019, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Total Bond Fund	$248,019,145	$297,948,169

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $485,871,006. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$18,766,710
Unrealized (depreciation)	(3,299,051)

Net unrealized appreciation/(depreciation)	$15,467,659

As of the end of its tax year ended December 31, 2019, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

During the year ended December 31, 2019, the Fund utilized $4,675,284 in CLCFs to offset capital gains.

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AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2019

CLCF’s not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Fidelity Institutional Asset Management Total Bond Fund	$4,247,444	$3,934,341	$8,181,785

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Total Bond Fund	$14,770,051	$—	$14,770,051

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Total Bond Fund	$15,329,593	$—	$15,329,593

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Fidelity Institutional Asset Management Total Bond Fund	$14,784,981	$—	$(8,181,785)	$15,467,659	$22,070,855

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL Fidelity Institutional Asset Management Total Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Fidelity Institutional Asset Management Total Bond Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

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the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

35

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

36

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® Gateway Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® Gateway Fund (the “Fund”) returned 10.82%. That compared to a 31.49% total return for its benchmark, the S&P 500 Index1. The Fund’s performance reflects its low-volatility equity strategy, which seeks to reduce fluctuations in the portfolio’s value that may be caused by equity market volatility. In achieving its low-volatility objective, the Fund’s annualized standard deviation of daily returns for the year was 5.45% compared to 12.47% for the S&P 500 Index. The Fund exhibited a beta2 to the S&P 500 Index of 0.41 for the year.

The Fund seeks to capture the majority of the long-term returns expected with equity market investments while also providing less risk. To accomplish this, the Fund invests in a diversified portfolio of common stocks. In addition, the Fund sells index call options in order to lower volatility and generate cash flow; the Fund then uses a portion of this cash flow to purchase index put options, which helps mitigate any sharp, sudden price declines in the equity portfolio.*

Early in the year, the Federal Reserve Board (the Fed) announced a shift to a more dovish monetary policy with fewer interest rate increases. The news provided a boost to equities, and ultimately the Fed cut rates three times in 2019, starting in July. The policy shift came amid signs of weaker global growth, geopolitical tensions, and positive domestic economic indicators, such as a low unemployment rate and better-than-expected, albeit stagnant, growth in corporate earnings. In particular, unease over trade tensions between the U.S. and China and the U.S. and Mexico contributed to a decline in equities throughout May, with additional volatility and a second drawdown at the end of July and into mid-August. A phase one-trade agreement between the U.S. and China was announced in the fourth quarter, which helped provide a boost to equities to close out the 12-month period.

The Fund underperformed its primary benchmark for the year, as expected when the benchmark posts a strong above-average advance combined with below-average volatility levels. As measured by the Chicago Board Options Exchange Volatility Index3 (the VIX), implied volatility averaged 15.39 for 2019, falling below its historical average of 19.15. The highest close of the VIX in 2019 was on January 3, as equity markets recovered from near-bear market territory at the end of 2018.

The Fund’s two-part option strategy helped it participate in equity gains during market advances while also mitigating losses during market declines. However, this strategy prevented it from fully participating in the well-above-average gains of the first and fourth quarters of 2019. The Fund returned 5.02% and 3.48% during these quarters, lagging the benchmark’s gains of 13.65% and 9.07%, respectively.

The market advance was choppy and more moderate in the second and third quarters. The Fund ultimately lagged its benchmark during these quarters but not to the same extent, posting returns of 0.84% and 1.13%, respectively, compared to the benchmark’s returns of 4.30% and 1.70%. However, the low-volatility strategy provided significant downside protection during the brief, sharp market declines in May and July. During these two downturns, the Fund returned -3.60% and -2.75%, respectively, outperforming the benchmark’s returns of -6.62% and -5.99%.

The Fund employs equity index options as part of its low-volatility strategy, and those derivatives, along with the overall strategy, worked as designed, however they had an overall negative impact on the Fund’s performance during the period.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole, beta is used in the capital asset pricing model, which calculates the expected return of an asset based on its beta and expected market returns.

[3]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.

1

AZL® Gateway Fund Review (Unaudited)

Fund Objective
The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options.
Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions. Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

				Since
	1	3	5	Inception
	Year	Year	Year	(4/30/10)
AZL® Gateway Fund	10.82%	4.97%	4.34%	4.38%
S&P 500 Index	31.49%	15.27%	11.70%	13.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Gateway Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 29, 2019. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.25% through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index, an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Gateway Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Gateway Fund, Class 2	$1,000.00	$1,046.50	$5.73	1.11%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Gateway Fund, Class 2	$1,000.00	$1,019.61	$5.65	1.11%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	22.9%

Health Care	14.1

Financials	13.0

Communication Services	10.8

Consumer Discretionary	9.9

Industrials	9.4

Consumer Staples	6.8

Energy	4.3

Utilities	3.3

Real Estate	2.9

Materials	2.5

Total Common Stocks	99.9

Unaffiliated Investment Companies	2.4

Purchased Put Options	0.4

Total Investment Securities	102.7

Net other assets (liabilities)	(2.7)

Net Assets	100.0%

3

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks+ (100%):
Aerospace & Defense (2.2%):
3,482	Boeing Co. (The)	$1,134,296
107	HEICO Corp.	12,214
766	Huntington Ingalls Industries, Inc.	192,174
2,659	Raytheon Co.	584,289
643	TransDigm Group, Inc.	360,080
7,107	United Technologies Corp.	1,064,344

		3,347,397

Air Freight & Logistics (0.4%):
5,249	United Parcel Service, Inc., Class B	614,448
671	XPO Logistics, Inc.*	53,479

		667,927

Airlines (0.3%):
1,780	Alaska Air Group, Inc.	120,595
3,552	JetBlue Airways Corp.*	66,493
3,618	United Airlines Holdings, Inc.*	318,710

		505,798

Auto Components (0.2%):
2,289	Autoliv, Inc.	193,214
2,113	Cooper Tire & Rubber Co.	60,749
2,253	Veoneer, Inc.*	35,192

		289,155

Automobiles (0.1%):
281	Tesla, Inc.*	117,551

Banks (6.1%):
2,673	Associated Banc-Corp.	58,913
62,793	Bank of America Corp.	2,211,569
17,829	Citigroup, Inc.	1,424,359
2,308	First Republic Bank	271,075
18,930	Huntington Bancshares, Inc.	285,464
22,505	JPMorgan Chase & Co.	3,137,197
1,566	Old National Bancorp	28,642
615	Signature Bank	84,015
802	SVB Financial Group*	201,334
27,662	Wells Fargo & Co.	1,488,216

		9,190,784

Beverages (2.0%):
26,465	Coca-Cola Co. (The)	1,464,837
3,214	Monster Beverage Corp.*	204,250
9,740	PepsiCo, Inc.	1,331,166

		3,000,253

Biotechnology (2.5%):
9,311	AbbVie, Inc.	824,396
4,437	Amgen, Inc.	1,069,628
1,654	Biogen, Inc.*	490,791
151	Exact Sciences Corp.*	13,964
10,329	Gilead Sciences, Inc.	671,178
681	Ionis Pharmaceuticals, Inc.*	41,139
614	Seattle Genetics, Inc.*	70,156
2,546	Vertex Pharmaceuticals, Inc.*	557,447

		3,738,699

Building Products (0.3%):
7,737	Johnson Controls International plc	314,973
332	Lennox International, Inc.	80,998

		395,971

Shares		Fair Value
Common Stocks+, continued
Capital Markets (2.5%):
8,735	Bank of New York Mellon Corp. (The)	$439,633
9,283	Charles Schwab Corp. (The)	441,499
2,951	Eaton Vance Corp.	137,782
724	FactSet Research Systems, Inc.	194,249
2,988	Goldman Sachs Group, Inc.	687,030
5,941	Intercontinental Exchange, Inc.	549,840
2,002	Legg Mason, Inc.	71,892
244	MarketAxess Holdings, Inc.	92,503
13,248	Morgan Stanley	677,238
1,280	MSCI, Inc.	330,470
3,305	TD Ameritrade Holding Corp.	164,259

		3,786,395

Chemicals (1.7%):
1,562	Ashland Global Holdings, Inc.	119,540
2,266	Celanese Corp., Series A	278,990
7,851	Corteva, Inc.	232,076
6,722	Dow, Inc.	367,895
6,301	DuPont de Nemours, Inc.	404,524
3,821	Eastman Chemical Co.	302,852
571	Ingevity Corp.*	49,894
5,525	LyondellBasell Industries NV, Class A	522,002
4,251	Olin Corp.	73,330
1,811	RPM International, Inc.	139,012
5,919	Valvoline, Inc.	126,726

		2,616,841

Commercial Services & Supplies (0.5%):
1,769	Copart, Inc.*	160,873
981	Waste Connections, Inc.	89,065
4,539	Waste Management, Inc.	517,264

		767,202

Communications Equipment (1.1%):
455	Arista Networks, Inc.*	92,547
28,946	Cisco Systems, Inc.	1,388,250
1,575	Motorola Solutions, Inc.	253,796

		1,734,593

Construction Materials (0.2%):
946	Martin Marietta Materials, Inc.	264,539

Consumer Finance (0.3%):
2,419	Ally Financial, Inc.	73,925
4,234	Discover Financial Services	359,128

		433,053

Containers & Packaging (0.3%):
1,349	Avery Dennison Corp.	176,477
1,386	Crown Holdings, Inc.*	100,540
1,010	Sonoco Products Co.	62,337
2,591	WestRock Co.	111,180

		450,534

Distributors (0.2%):
2,428	Genuine Parts Co.	257,926

Diversified Consumer Services (0.0%†):
1,240	Service Corp. International	57,077

Diversified Financial Services (2.1%):
13,116	Berkshire Hathaway, Inc., Class B*	2,970,774
2,486	Voya Financial, Inc.	151,596

		3,122,370

See accompanying notes to the financial statements.

4

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks+, continued
Diversified Telecommunication Services (2.2%):
45,122	AT&T, Inc.	$1,763,368
24,802	Verizon Communications, Inc.	1,522,843

		3,286,211

Electric Utilities (1.6%):
7,496	Alliant Energy Corp.	410,181
8,029	American Electric Power Co., Inc.	758,820
7,767	Duke Energy Corp.	708,428
2,914	Edison International	219,745
3,608	Evergy, Inc.	234,845
476	Hawaiian Electric Industries, Inc.	22,305
2,999	OGE Energy Corp.	133,366

		2,487,690

Electrical Equipment (0.7%):
5,097	Eaton Corp. plc	482,788
6,724	Emerson Electric Co.	512,772
457	Hubbell, Inc.	67,554

		1,063,114

Electronic Equipment, Instruments & Components (0.5%):
2,393	CDW Corp.	341,816
8,240	Corning, Inc.	239,866
2,369	Trimble, Inc.*	98,764
412	Zebra Technologies Corp., Class A*	105,241

		785,687

Energy Equipment & Services (0.3%):
21,107	Halliburton Co.	516,488

Entertainment (2.2%):
5,431	Activision Blizzard, Inc.	322,710
2,173	Electronic Arts, Inc.*	233,619
1,116	Live Nation Entertainment, Inc.*	79,761
2,804	Netflix, Inc.*	907,290
886	Take-Two Interactive Software, Inc.*	108,473
11,717	Walt Disney Co. (The)	1,694,630

		3,346,483

Equity Real Estate Investment Trusts (2.9%):
6,887	American Homes 4 Rent, Class A	180,508
2,672	Camden Property Trust	283,500
3,807	CubeSmart	119,844
2,279	Digital Realty Trust, Inc.	272,887
11,008	Duke Realty Corp.	381,648
2,501	Extra Space Storage, Inc.	264,156
4,885	Healthcare Realty Trust, Inc.	163,012
7,904	Invitation Homes, Inc.	236,883
2,737	Kilroy Realty Corp.	229,634
4,589	Liberty Property Trust	275,569
979	Mack-Cali Realty Corp.	22,644
7,721	Medical Properties Trust, Inc.	162,990
4,833	National Retail Properties, Inc.	259,145
214	Parks Hotels & Resorts, Inc.	5,536
3,907	Regency Centers Corp.	246,493
2,739	Sabra Health Care REIT, Inc.	58,450
2,059	Sun Communities, Inc.	309,057
10,580	UDR, Inc.	494,087
4,353	Ventas, Inc.	251,342
1,451	WP Carey, Inc.	116,138

		4,333,523

Shares		Fair Value
Common Stocks+, continued
Food & Staples Retailing (1.1%):
492	Casey’s General Stores, Inc.	$78,223
3,570	US Foods Holding Corp.*	149,547
11,859	Walmart, Inc.	1,409,324

		1,637,094

Food Products (0.8%):
1,071	Bunge, Ltd.	61,636
758	Ingredion, Inc.	70,456
1,829	Lamb Weston Holdings, Inc.	157,349
15,580	Mondelez International, Inc., Class A	858,147
773	Post Holdings, Inc.*	84,334

		1,231,922

Gas Utilities (0.1%):
193	Atmos Energy Corp.	21,589
1,421	National Fuel Gas Co.	66,134
15	UGI Corp.	677

		88,400

Health Care Equipment & Supplies (3.4%):
14,085	Abbott Laboratories	1,223,422
600	Align Technology, Inc.*	167,424
4,716	Baxter International, Inc.	394,352
12,530	Boston Scientific Corp.*	566,607
195	DexCom, Inc.*	42,654
1,569	Edwards Lifesciences Corp.*	366,032
4,843	Hologic, Inc.*	252,853
967	Intuitive Surgical, Inc.*	571,642
7,970	Medtronic plc	904,197
1,933	ResMed, Inc.	299,557
998	Steris plc	152,115
502	Teleflex, Inc.	188,973

		5,129,828

Health Care Providers & Services (3.0%):
2,165	Anthem, Inc.	653,895
2,484	Cigna Corp.	507,953
9,081	CVS Health Corp.	674,627
2,265	HCA Healthcare, Inc.	334,790
114	Molina Healthcare, Inc.*	15,469
1,601	Quest Diagnostics, Inc.	170,971
6,632	UnitedHealth Group, Inc.	1,949,675
1,221	Universal Health Services, Inc., Class B	175,165

		4,482,545

Health Care Technology (0.1%):
640	Veeva Systems, Inc., Class A*	90,022

Hotels, Restaurants & Leisure (1.8%):
1,782	Aramark	77,339
334	Domino’s Pizza, Inc.	98,123
2,112	Dunkin’ Brands Group, Inc.	159,540
960	Hilton Grand Vacations, Inc.*	33,014
3,538	Hilton Worldwide Holdings, Inc.	392,400
4,129	Las Vegas Sands Corp.	285,066
6,402	McDonald’s Corp.	1,265,100
1,249	Melco Resorts & Entertainment, Ltd., ADR	30,188
6,653	MGM Resorts International	221,345
1,451	Restaurant Brands International, Inc.	92,509
77	Vail Resorts, Inc.	18,467

See accompanying notes to the financial statements.

5

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks+, continued
Hotels, Restaurants & Leisure, continued
3,839	Wendy’s Co. (The)	$85,264

		2,758,355

Household Durables (0.2%):
58	NVR, Inc.*	220,887
203	Roku, Inc.*	27,182
3,235	Toll Brothers, Inc.	127,815

		375,884

Household Products (1.8%):
7,854	Colgate-Palmolive Co.	540,669
17,030	Procter & Gamble Co. (The)	2,127,047

		2,667,716

Industrial Conglomerates (1.6%):
3,853	3M Co.	679,746
57,842	General Electric Co.	645,517
6,225	Honeywell International, Inc.	1,101,825

		2,427,088

Insurance (2.0%):
8,326	Aflac, Inc.	440,445
211	Alleghany Corp.*	168,709
3,970	Allstate Corp. (The)	446,427
449	American Financial Group, Inc.	49,233
7,894	American International Group, Inc.	405,199
2,779	Aon plc	578,838
2,472	Arch Capital Group, Ltd.*	106,025
4,628	Arthur J. Gallagher & Co.	440,724
1,014	FNF Group	45,985
3,769	Lincoln National Corp.	222,409
422	RenaissanceRe Holdings, Ltd.	82,720

		2,986,714

Interactive Media & Services (5.1%):
1,393	Alphabet, Inc., Class A*	1,865,770
2,057	Alphabet, Inc., Class C*	2,750,250
438	Baidu, Inc., ADR*	55,363
14,534	Facebook, Inc., Class A*	2,983,103
441	Zillow Group, Inc., Class C*	20,260

		7,674,746

Internet & Direct Marketing Retail (3.6%):
2,465	Amazon.com, Inc.*	4,554,925
294	Booking Holdings, Inc.*	603,797
5,983	eBay, Inc.	216,046
73	MercadoLibre, Inc.*	41,752

		5,416,520

IT Services (5.0%):
3,404	Automatic Data Processing, Inc.	580,382
693	Black Knight, Inc.*	44,685
1,293	Broadridge Financial Solutions, Inc.	159,737
4,665	Cognizant Technology Solutions Corp., Class A	289,323
5,613	Fidelity National Information Services, Inc.	780,712
933	FleetCor Technologies, Inc.*	268,443
4,935	International Business Machines Corp.	661,487
1,097	Jack Henry & Associates, Inc.	159,800
1,670	Leidos Holdings, Inc.	163,476
3,979	Paychex, Inc.	338,454

Shares		Fair Value
Common Stocks+, continued
IT Services, continued
8,612	PayPal Holdings, Inc.*	$931,560
343	Twilio, Inc., Series A*	33,710
1,941	VeriSign, Inc.*	373,992
13,593	Visa, Inc., Class A	2,554,125
6,434	Western Union Co.	172,303

		7,512,189

Leisure Products (0.0%†):
547	Polaris, Inc.	55,630

Life Sciences Tools & Services (0.3%):
1,269	Illumina, Inc.*	420,978
546	PRA Health Sciences, Inc.*	60,688

		481,666

Machinery (1.7%):
4,367	Caterpillar, Inc.	644,920
1,981	Cummins, Inc.	354,520
2,489	Deere & Co.	431,244
1,486	IDEX Corp.	255,592
1,637	Parker Hannifin Corp.	336,927
3,855	Pentair plc	176,829
756	Snap-On, Inc.	128,066
1,171	Timken Co.	65,939
935	Woodward, Inc.	110,741

		2,504,778

Media (1.2%):
29,799	Comcast Corp., Class A	1,340,062
491	Liberty Broadband Corp., Class C*	61,743
2,081	Liberty Global plc, Series C*	45,355
1,209	Liberty Latin America, Ltd., Class C*	23,527
4,197	News Corp., Class B	60,898
2,067	Omnicom Group, Inc.	167,468
10,940	Sirius XM Holdings, Inc.	78,221

		1,777,274

Metals & Mining (0.3%):
4,306	Southern Copper Corp.	182,918
4,467	Steel Dynamics, Inc.	152,057
1,505	Worthington Industries, Inc.	63,481

		398,456

Mortgage Real Estate Investment Trusts (0.1%):
4,060	AGNC Investment Corp.	71,781
6,440	Annaly Capital Management, Inc.	60,665

		132,446

Multiline Retail (0.4%):
2,357	Nordstrom, Inc.	96,472
4,322	Target Corp.	554,124

		650,596

Multi-Utilities (1.5%):
4,802	Ameren Corp.	368,794
5,652	CenterPoint Energy, Inc.	154,130
4,541	Consolidated Edison, Inc.	410,824
5,960	Public Service Enterprise Group, Inc.	351,938
2,659	Sempra Energy	402,785

See accompanying notes to the financial statements.

6

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks+, continued
Multi-Utilities, continued
6,901	WEC Energy Group, Inc.	$636,479

		2,324,950

Oil, Gas & Consumable Fuels (3.9%):
1,571	Cheniere Energy, Inc.*	95,941
13,273	Chevron Corp.	1,599,529
13,206	ConocoPhillips Co.	858,786
7,809	Continental Resources, Inc.	267,849
27,941	Exxon Mobil Corp.	1,949,724
1,606	HollyFrontier Corp.	81,440
3,917	ONEOK, Inc.	296,399
3,793	Phillips 66	422,578
1,603	Targa Resources Corp.	65,450
3,423	Valero Energy Corp.	320,564

		5,958,260

Personal Products (0.3%):
1,832	Estee Lauder Co., Inc. (The), Class A	378,381
555	Herbalife Nutrition, Ltd.*	26,457

		404,838

Pharmaceuticals (4.9%):
14,925	Bristol-Myers Squibb Co.	958,036
6,532	Eli Lilly & Co.	858,501
460	Jazz Pharmaceuticals plc*	68,669
16,369	Johnson & Johnson Co.	2,387,745
18,270	Merck & Co., Inc.	1,661,657
35,715	Pfizer, Inc.	1,399,314

		7,333,922

Professional Services (0.5%):
290	CoStar Group, Inc.*	173,507
605	ManpowerGroup, Inc.	58,746
993	TransUnion	85,011
3,243	Verisk Analytics, Inc.	484,309

		801,573

Road & Rail (1.1%):
327	Canadian Pacific Railway, Ltd.	83,369
5,774	CSX Corp.	417,807
85	Lyft, Inc., Class A*	3,657
472	Old Dominion Freight Line, Inc.	89,576
1,517	Uber Technologies, Inc.*	45,116
5,319	Union Pacific Corp.	961,621

		1,601,146

Semiconductors & Semiconductor Equipment (4.4%):
7,591	Advanced Micro Devices, Inc.*	348,123
3,890	Analog Devices, Inc.	462,288
2,241	Broadcom, Inc.	708,201
27,851	Intel Corp.	1,666,882
4,097	Marvell Technology Group, Ltd.	108,816
2,367	Microchip Technology, Inc.	247,872
4,049	NVIDIA Corp.	952,730
7,834	Qualcomm, Inc.	691,194
1,729	Skyworks Solutions, Inc.	209,002
4,297	Teradyne, Inc.	293,012
7,432	Texas Instruments, Inc.	953,451

		6,641,571

Shares		Fair Value
Common Stocks+, continued
Software (7.1%):
3,815	Adobe, Inc.*	$1,258,225
1,092	ANSYS, Inc.*	281,092
3,450	Cadence Design Systems, Inc.*	239,292
658	Check Point Software Technologies, Ltd.*	73,012
1,503	Fortinet, Inc.*	160,460
46,019	Microsoft Corp.	7,257,196
4,876	NortonLifeLock, Inc.	124,436
2,002	Nuance Communications, Inc.*	35,696
16,820	Oracle Corp.	891,124
292	Palo Alto Networks, Inc.*	67,525
8	Paycom Software, Inc.*	2,118
737	PTC, Inc.*	55,194
588	ServiceNow, Inc.*	166,004
669	SS&C Technologies Holdings, Inc.	41,077
357	VMware, Inc., Class A*	54,189
655	Workday, Inc., Class A*	107,715
425	Zoom Video Communications, Inc.*	28,917

		10,843,272

Specialty Retail (2.5%):
1,764	American Eagle Outfitters, Inc.	25,931
236	AutoZone, Inc.*	281,149
332	Burlington Stores, Inc.*	75,706
288	Five Below, Inc.*	36,824
707	Foot Locker, Inc.	27,566
8,117	Home Depot, Inc. (The)	1,772,590
5,567	Lowe’s Cos., Inc.	666,704
1,459	Tiffany & Co.	194,995
10,831	TJX Cos., Inc. (The)	661,341

		3,742,806

Technology Hardware, Storage & Peripherals (4.9%):
24,843	Apple, Inc.	7,295,147
696	Dell Technologies, Inc., Class C*	35,767

		7,330,914

Textiles, Apparel & Luxury Goods (0.8%):
640	Lululemon Athletica, Inc.*	148,269
9,078	Nike, Inc., Class B	919,692
1,179	PVH Corp.	123,972

		1,191,933

Tobacco (0.8%):
10,039	Altria Group, Inc.	501,046
8,692	Philip Morris International, Inc.	739,603

		1,240,649

Trading Companies & Distributors (0.1%):
564	GATX Corp.	46,727
2,772	HD Supply Holdings, Inc.*	111,490

		158,217

Wireless Telecommunication Services (0.1%):
3,950	Sprint Corp.*	20,580
2,336	T-Mobile US, Inc.*	183,189

		203,769

Total Common Stocks (Cost $76,812,857)		150,820,950

See accompanying notes to the financial statements.

7

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Purchased Options (0.4%):
Total Purchased Options (Cost $1,056,148)		$564,330

Unaffiliated Investment Companies (2.4%):
Money Markets (2.4%):
3,693,098	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(a)	3,693,098

Total Unaffiliated Investment Companies (Cost $3,693,098)		3,693,098

Total Investment Securities (Cost $81,562,103) — 102.7%(b)		155,078,378
Net other assets (liabilities) — (2.7)%		(4,117,525)

Net Assets — 100.0%		$150,960,853

Percentages indicated are based on net assets as of December 31, 2019.

ADR—American Depository Receipt

*	Non-income producing security.

+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

†	Represents less than 0.05%.

(a)	The rate represents the effective yield at December 31, 2019.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

At December 31, 2019, the Fund’s exchange traded options purchased were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value

S&P 500 Index	Put	2800.00 USD	1/17/20	58	$162,400	$5,945

S&P 500 Index	Put	2850.00 USD	2/21/20	57	162,450	37,335

S&P 500 Index	Put	2875.00 USD	2/21/20	59	169,625	44,250

S&P 500 Index	Put	2900.00 USD	2/21/20	58	168,200	49,590

S&P 500 Index	Put	2950.00 USD	2/21/20	58	171,100	64,380

S&P 500 Index	Put	2900.00 USD	3/20/20	58	168,200	100,630

S&P 500 Index	Put	2950.00 USD	3/20/20	57	168,150	123,975

S&P 500 Index	Put	2975.00 USD	3/20/20	57	169,575	138,225

Total (Cost $1,056,148)						$564,330

See accompanying notes to the financial statements.

8

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2019

At December 31, 2019, the Fund’s exchange traded options written were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value

S&P 500 Index	Call	3150.00 USD	1/17/20	52	$163,800	$(496,340)

S&P 500 Index	Call	3125.00 USD	2/21/20	51	159,375	(707,880)

S&P 500 Index	Call	3150.00 USD	2/21/20	51	160,650	(603,840)

S&P 500 Index	Call	3200.00 USD	2/21/20	52	166,400	(415,740)

S&P 500 Index	Call	3225.00 USD	2/21/20	52	167,700	(324,480)

S&P 500 Index	Call	3275.00 USD	2/21/20	51	167,025	(168,300)

S&P 500 Index	Call	3175.00 USD	3/20/20	52	165,100	(613,860)

S&P 500 Index	Call	3225.00 USD	3/20/20	51	164,475	(423,810)

S&P 500 Index	Call	3275.00 USD	3/20/20	50	163,750	(266,000)

Total (Premiums $2,559,737)						$(4,020,250)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Statement of Assets and Liabilities for Options Written

Value

Options Written	$(4,020,250)

See accompanying notes to the financial statements.

9

AZL Gateway Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$81,562,103

Investment securities, at value	$155,078,378
Cash	37,763
Interest and dividends receivable	144,609
Receivable for capital shares issued	22,854
Receivable for investments sold	387,447
Reclaims receivable	2,159
Prepaid expenses	512

Total Assets	155,673,722

Liabilities:
Payable for investments purchased	544,961
Payable for capital shares redeemed	297
Written Options (Premiums received $2,559,737)	4,020,250
Manager fees payable	102,898
Administration fees payable	2,521
Distribution fees payable	32,156
Custodian fees payable	1,213
Administrative and compliance services fees payable	574
Transfer agent fees payable	960
Trustee fees payable	141
Other accrued liabilities	6,898

Total Liabilities	4,712,869

Net Assets	$150,960,853

Net Assets Consist of:
Paid in capital	$103,164,683
Total distributable earnings	47,796,170

Net Assets	$150,960,853

Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,972,472
Net Asset Value (offering and redemption price per share)	$13.76

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$3,234,635
Foreign withholding tax	(792)

Total Investment Income	3,233,843
Expenses:
Manager fees	1,217,802
Administration fees	56,791
Distribution fees	380,563
Custodian fees	7,170
Administrative and compliance services fees	2,750
Transfer agent fees	5,485
Trustee fees	8,730
Professional fees	7,645
Shareholder reports	4,891
Other expenses	5,681

Total expenses	1,697,508

Net Investment Income/(Loss)	1,536,335

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	(2,077,891)
Net realized gains/(losses) on written options contracts	(14,118,593)
Change in net unrealized appreciation/depreciation on securities	32,042,623
Change in net unrealized appreciation/depreciation on written options contracts	(1,869,110)

Net realized and Change in net unrealized gains/losses on investments	13,977,029

Change in Net Assets Resulting From Operations	$15,513,364

See accompanying notes to the financial statements.

10

AZL Gateway Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$1,536,335	$1,567,484
Net realized gains/(losses) on investments	(16,196,484)	24,072,901
Change in unrealized appreciation/depreciation on investments	30,173,513	(32,459,533)

Change in net assets resulting from operations	15,513,364	(6,819,148)

Distributions to Shareholders:
Distributions	(1,477,781)	(2,023,443)

Change in net assets resulting from distributions to shareholders	(1,477,781)	(2,023,443)

Capital Transactions:
Proceeds from shares issued	4,817,499	6,489,248
Proceeds from dividends reinvested	1,477,781	2,023,443
Value of shares redeemed	(17,161,872)	(65,173,439)

Change in net assets resulting from capital transactions	(10,866,592)	(56,660,748)

Change in net assets	3,168,991	(65,503,339)
Net Assets:
Beginning of period	147,791,862	213,295,201

End of period	$150,960,853	$147,791,862

Share Transactions:
Shares issued	366,473	488,214
Dividends reinvested	111,784	152,713
Shares redeemed	(1,289,868)	(4,871,885)

Change in shares	(811,611)	(4,230,958)

See accompanying notes to the financial statements.

11

AZL Gateway Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$12.54	$13.32	$12.29	$11.96	$11.87

Investment Activities:
Net Investment Income/(Loss)	0.13 (a)	0.18	0.12	0.17	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	1.22	(0.79)	1.04	0.40	0.08

Total from Investment Activities	1.35	(0.61)	1.16	0.57	0.23

Distributions to Shareholders From:
Net Investment Income	(0.13)	(0.17)	(0.13)	(0.24)	(0.14)

Total Dividends	(0.13)	(0.17)	(0.13)	(0.24)	(0.14)

Net Asset Value, End of Period	$13.76	$12.54	$13.32	$12.29	$11.96

Total Return(b)	10.82%	(4.65)%	9.46%	4.84%	1.98%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$150,961	$147,792	$213,295	$178,951	$200,708
Net Investment Income/(Loss)	1.01%	0.93%	1.06%	1.19%	1.11%
Expenses Before Reductions(c)	1.11%	1.10%	1.10%	1.10%	1.10%
Expenses Net of Reductions	1.11%	1.10%	1.10%	1.10%	1.10%
Portfolio Turnover Rate	19%	9%	24%	20%	5%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

12

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Gateway Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

13

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2019

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2019, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

For the year ended December 31, 2019, the monthly average notional amount for written options contracts was $1.5 million. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Options Contracts			Written Options Contracts	$4,020,250

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Options Contracts	Net realized gains/(losses) on written options contracts/Change in net unrealized appreciation/depreciation on written options contracts	$(14,118,593)	$(1,869,110)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Gateway Fund	0.80%	1.25%

14

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2019

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2019, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $1,141 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by

15

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2019

monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$150,820,950	$—	$—	$150,820,950
Purchased Options	564,330	—	—	564,330
Unaffiliated Investment Companies	3,693,098	—	—	3,693,098

Total Investment Securities	155,078,378	—	—	155,078,378

Other Financial Instruments:*
Written Options	(4,020,250)	—	—	(4,020,250)

Total Investments	$151,058,128	$—	$—	$151,058,128

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Gateway Fund	$28,714,956	$55,610,936

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $79,910,604. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$73,732,494
Unrealized (depreciation)	(2,584,970)

Net unrealized appreciation/(depreciation)	$71,147,524

As of the end of its tax year ended December 31, 2019, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCF’s not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Gateway Fund	$17,537,382	$9,257,421	$26,794,803

16

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2019

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Gateway Fund	$1,477,781	$—	$1,477,781

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Gateway Fund	$2,023,443	$—	$2,023,443

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Gateway Fund	$1,491,118	$—	$(26,794,804)	$73,099,856	$47,796,170

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of options contracts and other miscellaneous differences.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 80% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL Gateway Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Gateway Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

18

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

19

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

21

the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

22

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

24

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® Government Money Market Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Government Money Market Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Government Money Market Fund and BlackRock Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® Government Money Market Fund (the “Fund”) returned 1.39%. That compared to a 2.06% total return for its benchmark, the Three-Month U.S. Treasury Bill Index1.

One of the main drivers of fixed-income markets in 2019 was the shift in the Federal Reserve Board’s (the Fed) monetary policy from hawkish to dovish at the start of the year. Rather than continuing its cycle of interest rate increases, the Fed cut interest rates three times during the year, in July, September, and October. This policy shift stemmed from concerns over slowing global growth, the ongoing U.S.-China trade war, and muted inflation. A temporary bout of volatility in the repurchase agreement, or “repo,” market in mid-September led the Fed to inject additional liquidity into the financial system later in the year.

In the context of these and other factors, the slope of the U.S. Treasury yield curve between three months and 10 years inverted periodically throughout the year, leading to concerns about the possibility of a recession. However, a strong labor market and rising consumer spending—along with the Fed’s more accommodative policy—helped keep the economic expansion intact.

Investors maintained a strong interest in money market mutual funds and short-duration bond funds as indicated by positive cash flows throughout the year, while primary market investment-grade bonds experienced a decline in demand. These technical factors helped maintain spreads in credit instruments during the 12-month period.

In this environment, the Fund maintained a competitive yield throughout the 12-month period. The Fund benefited from an overweight exposure to U.S. government agency securities and an opportunistic allocation to floating rate notes. The Fund’s exposure to the repo market, particularly to tri-party repos, also added to relative results. These holdings were diversified across the largest, most systematically important banking organizations in their respective regions, and the Fund’s relatively large allocation benefited performance due to the liquidity benefits and competitive rates available in this asset class. Meanwhile, the Fund’s duration exposure lengthened during the first quarter as the markets responded to the change in the Fed’s tone. This longer duration position benefited the Fund as interest rates declined.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Government Money Market Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations.

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	1 Year	3 Year	5 Year	10 Years
AZL® Government Money Market Fund	1.39%	0.82%	0.49%	0.25%
Three-Month U.S. Treasury Bill Index	2.06%	1.64%	1.06%	0.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Government Money Market Fund	0.88%

The above expense ratio is based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.34% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Yield as of December 31, 2019

	7 Day Average	7 Day Effective	30 Day Average
AZL® Government Money Market Fund	0.83%	0.83%	0.84%

Prior to the year ended December 31, 2016, the Manager voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00% during such periods. The Distributor was also permitted to waive its Rule 12b-1 fees during such periods. Amounts waived, reimbursed or paid by the Manager and/or the Distributor are subject to repayment to the Manager and/or the Distributor, subject to certain limitations as further described in Note 3 of the Notes to Financial Statements. The repayment of amounts previously waived, reimbursed or paid during 2018 served to reduce the Fund’s yield during the period.

The 7-day yield quotation is as of December 31, 2019 and more closely reflects the current earnings of the Fund than the total return quotation.

The Fund’s performance is measured against the Three-Month U.S. Treasury Bill Index, which is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Government Money Market Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Government Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Government Money Market Fund	$1,000.00	$1,005.90	$4.40	0.87%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Government Money Market Fund	$1,000.00	$1,020.82	$4.43	0.87%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net assets

U.S. Government Agency Mortgages	51.5%

Repurchase Agreements	33.9

U.S. Treasury Obligations	14.4

Total Investment Securities	99.8

Net other assets (liabilities)	0.2

Net Assets	100.0%

3

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages (51.5%):
Federal Farm Credit Bank (12.0%):
$3,125,000	2.28%, 1/17/20(a)	$3,121,639
960,000	1.99%, 1/23/20(a)	958,780
5,515,000	1.82%(US0003M-12bps), 1/27/20	5,515,134
670,000	2.01%, 1/29/20(a)	668,916
1,925,000	2.31%, 2/4/20(a)	1,920,691
5,305,000	1.66%(US0001M-5bps), 2/7/20	5,304,994
1,960,000	2.31%, 2/21/20(a)	1,953,475
1,675,000	1.99%, 3/3/20(a)	1,669,173
3,480,000	2.27%, 3/10/20(a)	3,464,726
2,825,000	2.29%, 3/24/20(a)	2,809,955
865,000	1.58%(USBMMY3M+5bps), 4/30/20	864,995
85,000	1.79%, 5/14/20(a)	84,434
120,000	1.78%, 6/12/20(a)	119,033
525,000	1.74%(US0001M-1bps), 6/18/20	524,995
4,000,000	1.76%(US0001M), 6/19/20	4,000,868
4,370,000	1.85%, 6/26/20(a)	4,330,466
1,555,000	1.82%, 6/30/20(a)	1,540,849
85,000	1.77%, 7/7/20(a)	84,219
1,850,000	1.61%, 8/14/20(a)	1,831,418
1,555,000	1.69%(US0001M-5bps), 8/17/20	1,555,000
2,180,000	1.80%(US0001M-4bps), 9/11/20	2,179,955
1,060,000	1.61%, 9/28/20(a)	1,047,233
2,325,000	1.76%(US0001M+3bps), 12/14/20	2,324,910
2,000,000	1.64%(SOFR+11bps), 1/15/21	2,000,000
1,270,000	1.76%(US0001M), 3/17/21	1,269,903
1,785,000	1.79%(USBMMY3M+26bps), 6/17/21	1,784,742
1,500,000	1.87%(US0001M+16bps), 7/1/21	1,500,000
990,000	1.91%(USBMMY3M+23bps), 7/8/21	990,000
480,000	1.82%(US0001M+11bps), 7/9/21	480,000
370,000	1.84%(US0001M+13bps), 10/8/21	370,000
535,000	1.85%(US0001M+11bps), 11/12/21	535,000
880,000	1.73%(SOFR+19bps), 11/18/21	880,000

		57,685,503

Federal Home Loan Bank (36.9%):
3,555,000	1.13%, 1/3/20(a)	3,554,666
5,885,000	1.66%, 1/8/20(a)	5,882,833
2,095,000	1.51%, 1/10/20(a)	2,094,120
1,200,000	1.71%(US0001M-4bps), 1/14/20	1,200,000
4,010,000	1.57%, 1/15/20(a)	4,007,380
225,000	1.59%(SOFR+5bps), 1/17/20	225,000
1,715,000	1.55%(SOFR+1bps), 1/17/20	1,715,000
1,830,000	1.59%(SOFR+5bps), 1/17/20	1,830,000
360,000	1.48%, 1/17/20(a)	359,749
8,750,000	1.68%, 1/22/20(a)	8,741,012
3,345,000	1.56%, 1/22/20(a)	3,341,806
1,710,000	1.55%(SOFR+1bps), 1/24/20	1,710,000
1,070,000	1.58%, 1/24/20(a)	1,068,873
2,695,000	1.52%, 1/31/20(a)	2,691,485
3,255,000	1.50%, 2/5/20(a)	3,250,118
2,490,000	1.54%, 2/6/20(a)	2,486,066
5,985,000	1.62%, 2/7/20(a)	5,974,798
870,000	1.79%, 2/13/20(a)	868,104
1,505,000	1.54%, 2/19/20(a)	1,501,786
1,020,000	1.55%(SOFR+1bps), 2/21/20	1,020,000
555,000	1.54%, 2/21/20(a)	553,765
4,045,000	1.72%(US0001M-6bps), 2/24/20	4,045,000

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Bank, continued
$1,930,000	1.75%(US0001M-4bps), 2/25/20	$1,930,000
2,615,000	1.57%, 3/4/20(a)	2,607,742
8,665,000	1.56%, 3/11/20(a)	8,638,370
2,550,000	1.84%, 3/13/20(a)	2,540,534
3,820,000	1.62%, 3/18/20(a)	3,806,666
5,455,000	1.87%, 3/20/20(a)	5,432,375
2,255,000	1.86%, 3/25/20(a)	2,245,119
560,000	1.56%, 4/3/20(a)	557,722
1,455,000	1.58%, 4/6/20(a)	1,448,831
3,210,000	1.68%, 4/8/20(a)	3,195,276
2,835,000	1.63%, 4/15/20(a)	2,821,456
9,400,000	1.70%(US0001M-4bps), 4/17/20	9,399,547
2,765,000	1.83%(US0003M-14bps), 4/20/20	2,765,000
1,465,000	1.61%, 4/24/20(a)	1,457,494
2,870,000	1.61%, 5/1/20	2,869,495
8,605,000	1.57%, 5/6/20(a)	8,557,745
530,000	1.76%(US0001M+5bps), 5/8/20	530,000
1,430,000	1.81%(US0001M+5bps), 5/8/20	1,430,000
4,270,000	1.56%, 5/13/20(a)	4,245,343
1,800,000	1.61%, 5/13/20	1,799,950
1,260,000	1.61%, 5/14/20	1,259,895
990,000	1.56%(SOFR+2bps), 5/22/20	990,000
2,340,000	1.58%, 6/3/20(a)	2,324,144
2,615,000	1.56%, 6/5/20(a)	2,597,334
895,000	1.58%(SOFR+4bps), 6/19/20	895,000
1,845,000	1.57%, 6/25/20(a)	1,830,839
340,000	1.60%, 6/26/20(a)	337,334
730,000	1.59%, 7/6/20(a)	723,990
3,620,000	1.72%(US0001M+1bps), 7/10/20	3,620,000
600,000	1.62%(SOFR+8bps), 7/24/20	600,000
1,290,000	1.66%(US0001M-3bps), 8/4/20	1,290,000
2,860,000	1.60%, 8/14/20(a)	2,831,452
530,000	1.57%(SOFR+3bps), 8/21/20	530,000
1,170,000	1.65%, 10/1/20	1,178,437
2,100,000	1.64%(SOFR+11bps), 10/1/20	2,100,000
1,295,000	1.66%, 10/7/20	1,295,000
10,100,000	1.67%(SOFR+13bps), 10/16/20	10,100,000
2,935,000	1.80%(US0003M-13bps), 12/21/20	2,935,000
3,000,000	1.64%(SOFR+10bps), 12/23/20	3,000,000
670,000	1.92%(SOFR+5bps), 1/22/21	670,000
665,000	1.58%(SOFR+4bps), 2/9/21	665,000
1,915,000	1.65%(SOFR+12bps), 3/12/21	1,915,000
2,090,000	1.71%(SOFR+17bps), 4/9/21	2,090,000
1,420,000	1.62%(SOFR+8bps), 7/8/21	1,420,000
945,000	1.62%(SOFR+8bps), 7/23/21	945,000
3,230,000	1.63%(SOFR+9bps), 9/10/21	3,230,000

		177,773,651

Federal Home Loan Mortgage Corporation (2.4%):
735,000	1.76%, 1/17/20(a)	734,389
1,500,000	1.53%, 3/10/20(a)	1,495,544
6,830,000	1.62%, 3/18/20(a)	6,806,042
1,050,000	1.58%(SOFR+4bps), 4/3/20	1,050,000
1,535,000	1.54%, 5/19/20(a)	1,525,873

		11,611,848

See accompanying notes to the financial statements.

4

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association (0.3%):
$1,630,000	1.47%, 1/24/20(a)	$1,628,407

Total U.S. Government Agency Mortgages (Cost $248,699,409)		248,699,409

U.S. Treasury Obligations (14.4%):
U.S. Treasury Notes (4.5%):
850,000	2.05%, 3/31/20	850,410
1,805,000	2.38%, 4/30/20	1,808,036
2,845,000	3.50%, 5/15/20	2,862,434
895,000	2.02%, 5/15/20	893,271
855,000	1.50%, 5/31/20	853,773
105,000	1.86%, 6/30/20	104,879
1,090,000	1.57%(USBMMY3M+4bps), 7/31/20	1,089,337
5,000,000	1.57%(USBMMY3M+5bps), 10/31/20	4,995,611
1,280,000	2.63%, 11/15/20	1,290,799
305,000	1.66%, 11/30/20	305,933
515,000	1.67%, 11/30/20	514,811
370,000	1.66%(USBMMY3M+14bps), 4/30/21	369,597
4,000,000	1.75%(USBMMY3M+22bps), 7/31/21	4,000,000
1,410,000	1.83%, 10/31/21	1,411,535

		21,350,426

U.S. Treasury Bills (9.9%):
5,000,000	1.02%, 1/2/20(a)	4,999,717
8,610,000	1.92%, 1/23/20(a)	8,599,468
11,390,000	1.70%, 2/13/20(a)	11,366,378
250,000	1.82%, 2/20/20(a)	249,358
4,830,000	1.98%, 2/27/20(a)	4,814,612
3,270,000	1.67%, 4/9/20(a)	3,254,857
7,085,000	2.36%, 4/23/20(a)	7,032,516
3,780,000	1.53%, 5/7/20(a)	3,759,531
2,685,000	1.57%, 5/28/20(a)	2,667,637
1,020,000	1.75%, 9/10/20(a)	1,007,527

		47,751,601

Total U.S. Treasury Obligations (Cost $69,102,027)		69,102,027

Repurchase Agreements (33.9%):
29,000,000	Bank of Nova Scotia, 1.55%, 1/2/20, (Purchased on 12/31/19, proceeds at maturity $29,002,497, Collateralized by U.S. Treasury Obligations, 0.13% – 6.88%, 4/15/22 – 8/15/47, fair value of $29,582,566)	29,000,000
7,000,000	BNP Paribas, 1.58%, 1/2/20, (Purchased on 12/31/19, proceeds at maturity $7,000,614, Collateralized by U.S. Government Agency Obligations, 0.00% – 3.88%, 2/27/20 – 12/20/45, fair value of $7,140,001)	7,000,000

Principal Amount		Fair Value
Repurchase Agreements, continued
$5,000,000	Citigroup Global Markets, 1.57%, 1/2/20, (Purchased on 12/31/19, proceeds at maturity $5,000,436, Collateralized by U.S. Government Agency Obligations, 0.00% – 7.00%, 1/30/20 – 9/15/60, fair value of $5,100,051)	$5,000,000
20,000,000	HSBC Securities (USA), Inc., 1.57%, 1/2/20, (Purchased on 12/31/19, proceeds at maturity $20,001,744, Collateralized by U.S. Treasury Obligations, 1.63% – 3.00%, 11/30/26 – 2/15/47, fair value of $20,400,051)	20,000,000
30,000,000	Mitsubishi UFJ Securities USA, Inc., 1.55%, 1/2/20, (Purchased on 12/31/19, proceeds at maturity $30,002,583, Collateralized by U.S. Treasury Obligations, 0.00% – 3.75%, 11/30/20 – 2/15/48, fair value of $30,600,001)	30,000,000
20,000,000	Natixis S.A., 1.57%, 1/2/20, (Purchased on 12/31/19, proceeds at maturity $20,001,744, Collateralized by U.S. Government Agency Obligations, 0.00% – 6.63%, 5/15/20 – 11/20/49, fair value of $20,400,000)	20,000,000
25,000,000	Natixis S.A., 1.55%, 1/2/20, (Purchased on 12/31/19, proceeds at maturity $25,002,153, Collateralized by U.S. Treasury Obligations, 1.75% – 3.13%, 5/15/21 – 11/15/41, fair value of $25,500,034)	25,000,000
17,000,000	Toronto Dominion Bank NY, 1.55%, 1/2/20, (Purchased on 12/31/19, proceeds at maturity $17,001,464, Collateralized by U.S. Treasury Note, 2.38%, 3/15/22, fair value of $17,340,087)	17,000,000
10,000,000	Toronto Dominion Bank NY, 1.57%, 1/2/20, (Purchased on 12/31/19, proceeds at maturity $10,000,872, Collateralized by U.S. Government Agency Obligation, 3.00%, 11/1/49, fair value of $10,300,001)	10,000,000

Total Repurchase Agreements (Cost $163,000,000)		163,000,000

Total Investment Securities (Cost $480,801,436) — 99.8%		480,801,436
Net other assets (liabilities) — 0.2%		722,543

Net Assets — 100.0%		$481,523,979

Percentages indicated are based on net assets as of December 31, 2019.

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USBMMY3M—3 Month Treasury Bill Rate

(a)	The rate represents the effective yield at December 31, 2019.

See accompanying notes to the financial statements.

5

AZL Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$317,801,436

Investment securities, at value	$317,801,436
Repurchase agreements, at value/cost	163,000,000
Cash	791,308
Interest and dividends receivable	286,099
Receivable for capital shares issued	333,719
Prepaid expenses	1,446

Total Assets	482,214,008

Liabilities:
Distributions payable	333,717
Manager fees payable	231,004
Administration fees payable	2,738
Distribution fees payable	99,136
Custodian fees payable	757
Administrative and compliance services fees payable	1,634
Transfer agent fees payable	956
Trustee fees payable	402
Other accrued liabilities	19,685

Total Liabilities	690,029

Net Assets	$481,523,979

Net Assets Consist of:
Paid in capital	$481,522,107
Total distributable earnings	1,872

Net Assets	$481,523,979

Shares of beneficial interest (unlimited number of shares authorized, no par value)	481,522,231
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Interest	$10,027,221

Total Investment Income	10,027,221

Expenses:
Manager fees	1,564,615
Administration fees	118,017
Distribution fees	1,117,585
Custodian fees	3,436
Administrative and compliance services fees	8,222
Transfer agent fees	5,993
Trustee fees	26,519
Professional fees	23,484
Shareholder reports	17,402
Recoupment of prior expenses reimbursed by the manager	1,034,304
Other expenses	14,347

Total expenses before reductions	3,933,924
Less expenses voluntarily waived/reimbursed by the Manager	(44,709)

Net expenses	3,889,215

Net Investment Income/(Loss)	6,138,006

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	1,873

Net realized and Change in net unrealized gains/losses on investments	1,873

Change in Net Assets Resulting From Operations	$6,139,879

See accompanying notes to the financial statements.

6

AZL Government Money Market Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$6,138,006	$4,582,293
Net realized gains/(losses) on investments	1,873	909

Change in net assets resulting from operations	6,139,879	4,583,202

Distributions to Shareholders:
Distributions	(6,138,916)	(4,583,703)

Change in net assets resulting from distributions to shareholders	(6,138,916)	(4,583,703)

Capital Transactions:
Proceeds from shares issued	514,742,474	339,952,364
Proceeds from dividends reinvested	6,138,917	4,583,703
Value of shares redeemed	(492,533,087)	(381,992,986)

Change in net assets resulting from capital transactions	28,348,304	(37,456,919)

Change in net assets	28,349,267	(37,457,420)
Net Assets:
Beginning of period	453,174,712	490,632,132

End of period	$481,523,979	$453,174,712

Share Transactions:
Shares issued	514,742,475	339,952,364
Dividends reinvested	6,138,917	4,583,703
Shares redeemed	(492,533,087)	(381,992,986)

Change in shares	28,348,305	(37,456,919)

See accompanying notes to the financial statements.

7

AZL Government Money Market Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017		2016		2015

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00

Investment Activities:
Net Investment Income/(Loss)	0.01 (a)	0.01	—	(b)	—	(b)	—	(b)
Net Realized and Unrealized Gains/(Losses) on Investments	— (b)	— (b)	—	(b)	—	(b)	—	(b)

Total from Investment Activities	0.01	0.01	—		—		—

Distributions to Shareholders From:
Net Investment Income	(0.01)	(0.01)	—	(b)	—		—
Net Realized Gains	—	—	—	(b)	—	(b)	—	(b)

Total Dividends	(0.01)	(0.01)	—	(b)	—	(b)	—	(b)

Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00

Total Return(c)	1.39%	1.01%	0.05%		0.01%		0.01%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$481,524	$453,175	$490,632		$663,004		$687,635
Net Investment Income/(Loss)	1.37%	1.00%	0.04%		—		—
Expenses Before Reductions(d)	0.88%	0.87%	0.87%		0.65%		0.65%
Expenses Net of Reductions	0.87%	0.87%	0.87%		0.44	%(e)	0.26	%(e)

(a)	Calculated using the average shares method.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

See accompanying notes to the financial statements.

8

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Government Money Market Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below. Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

Repurchase Agreements

The Fund may invest in repurchase agreements with financial institutions such as member banks of the Federal Reserve System or from registered broker/dealers that the adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2019

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Advisors, LLC (“BlackRock Advisors”), BlackRock Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Government Money Market Fund	0.35%	0.87%

*	The Manager voluntarily reduced the management fee to 0.34% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

The Manager has voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily yield for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1.	The repayments will not cause the Fund’s net investment income to fall below 0.00%.
2.	The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.
3.	Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield. Amounts waived under this agreement during the year ended December 31, 2019 are reflected on the Statement of Operations as “Expenses voluntarily waived/reimbursed by the Manager.”

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

10

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2019

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $3,305 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The Fund, which operates as a government money market fund, is eligible and has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

U.S. Government Agency Mortgages	$—	$248,699,409	$—	$248,699,409
U.S. Treasury Obligations	—	69,102,027	—	69,102,027
Repurchase Agreements	—	163,000,000	—	163,000,000

Total Investments	$—	$480,801,436	$—	$480,801,436

5. Investment Risks

Repurchase Agreement Risk: The Fund may invest in repurchase agreements as a principal strategy. There is a potential for loss to the Fund if the seller defaults and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. It is possible the fair value of the collateral securities could decline in value during the period in which the Fund seeks to assert its rights.

6. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $480,801,436. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized (depreciation)	—

Net unrealized appreciation/(depreciation)	$—

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Government Money Market Fund	$6,138,916	$—	$6,138,916

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2019

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Government Money Market Fund	$4,583,703	$—	$4,583,703

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Accumulated Earnings/ (Deficit)

AZL Government Money Market Fund	$1,872	$—	$—	$—	$1,872

7. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

8. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Government Money Market Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2019, the Fund declared net short-term capital gain distributions of $910.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

16

the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

17

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

20

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL ® International Index Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® International Index Fund (Class 2 Shares) (the “Fund”) returned 21.44%†. That compared to a 22.66% total return for its benchmark, the MSCI EAFE Index1.

The Fund seeks investment results, before fees, expenses, and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI EAFE Index. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of international equity markets. It is an unmanaged, market capitalization-weighted index comprising stocks of large- and mid-cap stocks across developed markets in Europe, Australasia, and the Far East.*

In the first quarter, while every eurozone equity market advanced, they did so to varying degrees as they rebounded from low investor sentiment in 2018. The European Central Bank’s accommodative policies also helped offset slowing economic activity across the region. For instance, Germany underperformed amid continued weakness in the manufacturing and export sectors and a negative yield on the 10-year German bund. Meanwhile, Italy outperformed on positive trends in its macroeconomic outlook, despite contraction in gross domestic product2 (GDP) growth and ongoing political uncertainty. Uncertainty around U.S. trade protectionism, an upcoming sales tax hike, and slower growth weighed on Japanese equities.

In the second quarter, European markets gained on better-than-expected GDP growth and increased expectations of further stimulus and accommodative policies. Elsewhere, Australian markets outperformed despite declining economic growth, as the Reserve Bank of Australia cut interest rates.

In the third quarter, Japanese equities outperformed other non-U.S. developed markets due to a limited trade agreement with the U.S., which helped markets despite Japan’s deteriorating economic conditions. Meanwhile, Hong Kong markets underperformed amid mounting political unrest. Eurozone economic activity showed signs of slowing, notably in manufacturing, and the European Central Bank responded with an aggressive stimulus package. U.K. markets declined over a volatile quarter due to continued Brexit uncertainty and the release of second-quarter data showing the first quarterly contraction in GDP in seven years.

By the fourth quarter, developed markets largely regained momentum. In the U.K., the election of Prime Minister Boris Johnson provided greater clarity to the Brexit process and helped the value of the sterling rebound, while economic activity in Europe improved on the perception of improving U.S.-China trade relations.

All sectors of the MSCI EAFE generated positive returns for the year, even as international equities generally underperformed the S&P 500 Index3. The information technology, healthcare, and industrial sectors were the top contributing sectors for the year, while energy, communication services, and real estate added the least.

The Fund underperformed its benchmark primarily due to the impacts of fair value pricing and expenses incurred by the Fund.*

The Fund uses derivatives for the purpose of efficient portfolio management. Derivatives did not have a significant impact on the Fund’s return in 2019. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to cover all outstanding futures positions fully. The Fund uses futures contracts to access immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.*

Past performance does not guarantee future results.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Gross domestic product (GDP) is the measure of the market value of the goods and services produced in a period of time.
[3]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® International Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	Inception Date	1 Year		3 Year	5 Year	10 Year	Since Inception
AZL® International Index Fund (Class 1 Shares)	10/14/16	21.67	%†	9.48%	—	—	9.06%
AZL® International Index Fund (Class 2 Shares)	5/1/09	21.44	%†	9.21%	5.21%	4.93%	7.46%
MSCI EAFE Index (gross of withholding taxes)	5/1/09	22.66%		10.11%	6.18%	6.00%	8.70%
MSCI EAFE Index (net of withholding taxes)	5/1/09	22.01%		9.56%	5.67%	5.50%	8.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® International Index Fund (Class 1 Shares)	0.45%
AZL® International Index Fund (Class 2 Shares)	0.70%

The above expense ratios are based on the current Fund prospectus dated April 29, 2019. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.52% for Class 1 Shares and 0.77% for Class 2 Shares through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratios can be found in the Financial Highlights.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL International Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL International Index Fund, Class 1	$1,000.00	$1,066.50	$2.24	0.43%

AZL International Index Fund, Class 2	$1,000.00	$1,065.60	$3.54	0.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL International Index Fund, Class 1	$1,000.00	$1,023.04	$2.19	0.43%

AZL International Index Fund, Class 2	$1,000.00	$1,021.78	$3.47	0.68%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Japan	23.9%

United Kingdom	15.7

France	10.4

Switzerland	9.4

Germany	8.5

Australia	6.9

Netherlands	4.1

Hong Kong	3.3

Spain	2.8

Sweden	2.4

All other countries	10.5

Total Common and Preferred Stocks	97.9

Rights	— †

Short-Term Securities Held as Collateral for Securities on Loan	0.4

Total Investment Securities	98.3

Net other assets (liabilities)	1.7

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (97.4%):
Aerospace & Defense (1.5%):
65,305	Airbus SE	$9,580,583
357,262	BAE Systems plc	2,676,411
260	Dassault Aviation SA	342,421
2,648	Elbit Systems, Ltd.	412,490
46,044	Leonardo SpA	539,551
83,817	Meggitt plc	730,266
5,978	MTU Aero Engines AG	1,706,911
192,963	Rolls-Royce Holdings plc	1,747,046
36,626	Safran SA	5,677,072
180,000	Singapore Technologies Engineering, Ltd.	527,974
11,599	Thales SA	1,206,655

		25,147,380

Air Freight & Logistics (0.3%):
102,392	Bollore, Inc.	446,888
110,697	Deutsche Post AG	4,226,004
17,200	SG Holdings Co., Ltd.	388,298
33,000	Yamato Holdings Co., Ltd.	564,415

		5,625,605

Airlines (0.1%):
13,800	ANA Holdings, Inc.	461,776
24,510	Deutsche Lufthansa AG, Registered Shares	451,015
19,944	easyJet plc	379,316
11,770	Japan Airlines Co., Ltd.	367,339
83,673	Qantas Airways, Ltd.	417,951
62,300	Singapore Airlines, Ltd.	419,259

		2,496,656

Auto Components (0.9%):
17,400	Aisin Sieki Co., Ltd.	643,628
62,800	Bridgestone Corp.	2,332,891
19,351	Compagnie Generale des Establissements Michelin SCA, Class B	2,373,470
12,286	Continental AG	1,595,305
48,900	Denso Corp.	2,206,148
8,952	Faurecia SA	485,337
12,000	Koito Manufacturing Co., Ltd.	555,476
19,700	NGK Spark Plug Co., Ltd.	382,205
14,129	Nokian Renkaat OYJ	407,213
49,051	Pirelli & C SpA	282,710
15,200	Stanley Electric Co., Ltd.	439,517
82,300	Sumitomo Electric Industries, Ltd.	1,235,000
19,400	Sumitomo Rubber Industries, Ltd.	236,044
7,200	Toyoda Gosei Co., Ltd.	179,713
16,200	Toyota Industries Corp.	933,673
27,737	Valeo SA	982,009
14,700	Yokohama Rubber Co., Ltd. (The)	284,498

		15,554,837

Automobiles (2.7%):
37,239	Bayerische Motoren Werke AG (BMW)	3,065,308
101,593	Daimler AG, Registered Shares	5,632,158
13,296	Ferrari NV	2,205,176
122,317	Fiat Chrysler Automobiles NV	1,811,389
182,400	Honda Motor Co., Ltd.	5,145,701
58,400	Isuzu Motors, Ltd.	688,096
65,600	Mazda Motor Corp.	558,402
79,200	Mitsubishi Motors Corp.	329,725
256,300	Nissan Motor Co., Ltd.	1,489,766

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
67,218	PSA Peugeot Citroen SA	$1,609,690
20,695	Renault SA	981,682
69,400	Subaru Corp.	1,716,183
42,200	Suzuki Motor Corp.	1,767,861
255,566	Toyota Motor Corp.	17,996,830
3,517	Volkswagen AG	683,429
33,300	Yamaha Motor Co., Ltd.	665,733

		46,347,129

Banks (9.5%):
45,500	ABN AMRO Group NV	830,993
97,448	AIB Group plc	341,264
13,500	Aozora Bank, Ltd.	356,626
317,205	Australia & New Zealand Banking Group, Ltd.	5,494,278
750,348	Banco Bilbao Vizcaya Argentaria SA	4,228,197
609,210	Banco de Sabadell SA	713,536
1,859,656	Banco Santander SA	7,851,581
131,342	Bank Hapoalim BM	1,091,459
162,413	Bank Leumi Le-Israel Corp.	1,184,078
153,800	Bank of East Asia, Ltd. (The)	343,681
103,156	Bank of Ireland Group plc	568,793
6,800	Bank of Kyoto, Ltd. (The)	289,937
115,532	Bankia SA	247,284
80,402	Bankinter SA	591,091
1,921,265	Barclays plc	4,587,385
60,506	Bendigo & Adelaide Bank, Ltd.	416,003
125,873	BNP Paribas SA	7,492,229
416,000	BOC Hong Kong Holdings, Ltd.	1,448,751
401,681	CaixaBank SA	1,266,638
62,300	Chiba Bank, Ltd. (The)	358,263
106,365	Commerzbank AG	658,595
198,099	Commonwealth Bank of Australia	11,134,537
113,100	Concordia Financial Group, Ltd.	463,997
130,024	Credit Agricole SA	1,894,158
70,823	Danske Bank A/S	1,145,541
203,700	DBS Group Holdings, Ltd.	3,927,392
104,877	DNB ASA	1,966,064
33,865	Erste Group Bank AG	1,273,623
70,938	Finecobank Banca Fineco SpA	851,411
20,600	Fukuoka Financial Group, Inc.	393,273
86,900	Hang Seng Bank, Ltd.	1,798,405
2,259,335	HSBC Holdings plc	17,740,191
436,037	ING Groep NV	5,239,864
1,664,402	Intesa Sanpaolo SpA	4,387,210
139,296	Isreal Discount Bank	646,725
46,700	Japan Post Bank Co., Ltd.	447,635
27,559	KBC Group NV	2,077,924
7,846,223	Lloyds Banking Group plc	6,547,672
101,160	Mebuki Financial Group, Inc.	258,138
70,527	Mediobanca SpA	776,786
1,376,500	Mitsubishi UFJ Financial Group, Inc.	7,440,463
15,515	Mizrahi Tefahot Bank, Ltd.	413,905
2,697,239	Mizuho Financial Group, Inc.	4,148,824
320,985	National Australia Bank, Ltd.	5,560,644
361,068	Nordea Bank AB	2,921,682
364,499	Oversea-Chinese Banking Corp., Ltd.	2,981,180
17,372	Raiffeisen International Bank-Holding AG	435,737
230,187	Resona Holdings, Inc.	1,003,841

See accompanying notes to the financial statements.

4

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Banks, continued
538,641	Royal Bank of Scotland Group plc	$1,726,165
57,800	Seven Bank, Ltd.	189,981
20,000	Shinsei Bank, Ltd.	305,348
51,800	Shizuoka Bank, Ltd. (The)	385,682
183,239	Skandinaviska Enskilda Banken AB, Class A	1,724,289
90,536	Societe Generale	3,163,123
300,748	Standard Chartered plc	2,840,018
148,769	Sumitomo Mitsui Financial Group, Inc.	5,477,269
37,303	Sumitomo Mitsui Trust Holdings, Inc.	1,472,255
171,890	Svenska Handelsbanken AB, Class A	1,851,377
102,078	Swedbank AB, Class A	1,522,827
224,226	Unicredit SpA	3,277,970
141,073	United Overseas Bank, Ltd.	2,775,617
390,542	Westpac Banking Corp.	6,653,872

		161,603,277

Beverages (2.3%):
85,267	Anheuser-Busch InBev NV	6,991,427
40,500	Asahi Breweries, Ltd.	1,850,283
139,500	Budweiser Brewing Co. APAC, Ltd.*	471,034
12,141	Carlsberg A/S, Class B	1,811,402
60,261	Coca-Cola Amatil, Ltd.	468,463
14,800	Coca-Cola Bottlers Japan Holdings, Inc.	380,087
25,860	Coca-Cola European Partners plc	1,297,950
21,268	Coca-Cola HBC AG	725,270
66,376	Davide Campari — Milano SpA	606,136
264,710	Diageo plc	11,153,092
12,778	Heineken Holding NV	1,240,598
29,006	Heineken NV	3,093,850
93,500	Kirin Holdings Co., Ltd.	2,039,583
23,513	Pernod Ricard SA	4,208,597
2,726	Remy Cointreau SA	335,243
16,100	Suntory Beverage & Food, Ltd.	673,371
80,195	Treasury Wine Estates, Ltd.	916,251

		38,262,637

Biotechnology (0.9%):
3,935	BeiGene, Ltd., ADR*	652,265
50,722	CSL, Ltd.	9,841,596
4,974	Galapagos NV*^	1,035,212
7,312	Genmab A/S*	1,627,757
33,227	Grifols SA^	1,173,085
11,100	Peptidream, Inc.*	568,437

		14,898,352

Building Products (0.8%):
21,000	AGC, Inc.	749,447
112,041	ASSA Abloy AB, Class B	2,618,982
55,455	Compagnie de Saint-Gobain SA	2,278,430
27,900	Daikin Industries, Ltd.	3,924,135
4,232	Geberit AG, Registered Shares	2,376,281
16,916	Kingspan Group plc	1,041,744
28,100	Lixil Group Corp.	484,364
15,400	TOTO, Ltd.	649,090

		14,122,473

Capital Markets (2.4%):
107,219	3i Group plc	1,562,491
6,908	Amundi SA	542,987
21,533	ASX, Ltd.	1,187,283

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
285,301	Credit Suisse Group AG	$3,872,609
162,500	Daiwa Securities Group, Inc.	824,476
222,057	Deutsche Bank AG, Registered Shares	1,722,540
21,528	Deutsche Boerse AG	3,385,381
32,983	Hargreaves Lansdown plc	849,140
133,793	Hong Kong Exchanges & Clearing, Ltd.	4,336,717
56,300	Japan Exchange Group, Inc.	991,181
24,523	Julius Baer Group, Ltd.	1,266,736
34,914	London Stock Exchange Group plc	3,605,792
36,186	Macquarie Group, Ltd.	3,509,033
14,655	Magellan Financial Group, Ltd.	587,939
114,848	Natixis	511,822
378,800	Nomura Holdings, Inc.	1,946,063
2,130	Partners Group Holding AG	1,952,481
28,290	SBI Holdings, Inc.	596,002
14,781	Schroders plc	657,210
94,500	Singapore Exchange, Ltd.	623,538
56,837	St. James Place plc	879,334
430,857	UBS Group AG	5,438,906

		40,849,661

Chemicals (3.3%):
52,786	Air Liquide SA	7,501,656
16,500	Air Water, Inc.	243,310
25,421	Akzo Nobel NV	2,591,659
7,589	Arkema SA	809,416
140,600	Asahi Kasei Corp.	1,577,832
102,783	BASF SE	7,794,056
11,558	Christian Hansen Holding A/S	918,300
24,423	Clariant AG	546,624
19,222	Covestro AG	893,477
14,754	Croda International plc	1,001,922
30,000	Daicel Corp.	286,216
870	EMS-Chemie Holding AG	572,656
19,549	Evonik Industries AG	599,163
8,204	Fuchs Petrolub AG	408,126
1,025	Givaudan SA, Registered Shares	3,208,631
11,300	Hitachi Chemical Co., Ltd.	473,016
168,575	Incitec Pivot, Ltd.	377,086
71,434	Israel Chemicals, Ltd.	337,155
22,625	Johnson Matthey plc	900,078
22,300	JSR Corp.	407,641
18,300	Kansai Paint Co., Ltd.	447,324
20,506	Koninklijke DSM NV	2,676,552
39,200	Kuraray Co., Ltd.	480,780
9,160	Lanxess AG	615,477
139,500	Mitsubishi Chemical Holdings Corp.	1,039,456
17,500	Mitsubishi Gas Chemical Co., Inc.	265,972
19,500	Mitsui Chemicals, Inc.	474,013
17,100	Nippon Paint Holdings Co., Ltd.	884,814
13,400	Nissan Chemical Corp.	560,268
17,200	Nitto Denko Corp.	965,140
24,032	Novozymes A/S, Class B	1,176,775
40,711	Orica, Ltd.	629,066
40,400	Shin-Etsu Chemical Co., Ltd.	4,429,895
16,500	Showa Denko K.K.	434,685
14,205	Sika AG	2,675,625
7,988	Solvay SA	928,830

See accompanying notes to the financial statements.

5

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
171,600	Sumitomo Chemical Co., Ltd.	$777,818
14,811	Symrise AG	1,558,040
12,400	Taiyo Nippon Sanso Corp.	274,740
20,600	Teijin, Ltd.	384,431
160,800	Toray Industries, Inc.	1,098,756
27,300	Tosoh Corp.	420,195
22,549	Umicore SA^	1,099,223
18,907	Yara International ASA	788,099

		56,533,994

Commercial Services & Supplies (0.6%):
179,653	Brambles, Ltd.	1,480,487
26,700	Dai Nippon Printing Co., Ltd.	724,734
26,202	Edenred	1,355,706
189,889	G4S plc	552,144
18,886	ISS A/S	453,581
13,800	Park24 Co., Ltd.	338,094
207,274	Rentokil Initial plc	1,247,596
23,000	SECOM Co., Ltd.	2,052,828
37,221	Securitas AB, Class B	642,410
7,800	Sohgo Security Services Co., Ltd.	422,484
30,500	Toppan Printing Co., Ltd.	628,855

		9,898,919

Communications Equipment (0.3%):
627,819	Nokia OYJ	2,328,913
341,324	Telefonaktiebolaget LM Ericsson, Class B	2,991,730

		5,320,643

Construction & Engineering (1.0%):
30,329	ACS Actividades de Construccion y Servicios SA	1,215,676
24,946	Bouygues SA	1,061,877
11,842	Cimic Group, Ltd.	276,232
8,408	Eiffage SA	963,380
55,919	Ferrovial SA	1,696,266
2,965	Hochtief AG	379,459
23,600	JGC Holdings Corp.	379,820
49,100	Kajima Corp.	656,267
74,200	Obayashi Corp.	822,834
67,700	Shimizu Corp.	688,878
36,530	Skanska AB, Class B	826,280
22,200	Taisei Corp.	919,259
57,042	Vinci SA	6,336,563

		16,222,791

Construction Materials (0.6%):
138,414	Boral, Ltd.	436,437
89,195	CRH plc	3,577,488
96,309	Fletcher Building, Ltd.	330,352
16,756	HeidelbergCement AG	1,221,244
48,835	James Hardie Industries SE	957,223
55,211	LafargeHolcim, Ltd., Registered Shares	3,062,180
14,000	Taiheiyo Cement Corp.	409,676

		9,994,600

Consumer Finance (0.0%†):
53,700	ACOM Co., Ltd.	243,780
13,000	AEON Financial Service Co., Ltd.	204,504
18,100	Credit Saison Co., Ltd.	313,766

		762,050

Shares		Fair Value
Common Stocks, continued
Containers & Packaging (0.1%):
26,095	Smurfit Kappa Group plc	$1,005,088
13,700	Toyo Seikan Group Holdings, Ltd.	237,519

		1,242,607

Distributors (0.0%†):
10,588	Jardine Cycle & Carriage, Ltd.	237,028

Diversified Consumer Services (0.0%†):
9,400	Benesse Holdings, Inc.	247,201

Diversified Financial Services (0.8%):
339,548	AMP, Ltd.	456,456
69,162	Challenger, Ltd.	393,831
4,807	Eurazeo Se	329,486
11,831	EXOR NV	917,445
8,823	Groupe Bruxelles Lambert SA	930,751
18,686	Industrivarden AB, Class C	451,394
50,971	Investor AB, Class B	2,785,757
28,149	Kinnevik AB, Class B	689,045
7,951	L E Lundbergforetagen AB	349,395
296,385	M&G plc*	932,399
39,200	Mitsubishi UFJ Lease & Finance Co., Ltd.	252,328
147,000	ORIX Corp.	2,447,206
4,432	Pargesa Holding SA	368,270
264,559	Standard Life Aberdeen plc	1,152,588
5,200	Tokyo Century Corp.	279,245
3,280	Wendel	436,510

		13,172,106

Diversified Telecommunication Services (2.0%):
937,015	BT Group plc	2,401,028
28,078	Cellnex Telecom SAU	1,210,041
371,007	Deutsche Telekom AG, Registered Shares	6,062,319
16,628	Elisa OYJ	918,745
442,525	HKT Trust & HKT, Ltd.	623,900
2,695	Iliad SA	349,666
409,316	Koninklijke KPN NV	1,209,290
142,304	Nippon Telegraph & Telephone Corp.	3,605,032
223,256	Orange SA	3,280,315
471,000	PCCW, Ltd.	278,118
17,673	Proximus SADP	506,056
916,900	Singapore Telecommunications, Ltd.	2,299,921
218,334	Spark New Zealand, Ltd.	636,672
2,929	Swisscom AG, Registered Shares^	1,551,466
956,612	Telecom Italia SpA*	596,862
724,011	Telecom Italia SpA	443,149
84,244	Telefonica Deutschland Holding AG	244,151
522,925	Telefonica SA	3,654,544
78,775	Telenor ASA	1,413,354
314,124	Telia Co AB	1,349,768
456,643	Telstra Corp., Ltd.	1,137,395
45,014	TPG Telecom, Ltd.	212,328
14,595	United Internet AG, Registered Shares	479,601

		34,463,721

Electric Utilities (2.0%):
193,004	AusNet Services	230,098
74,000	Chubu Electric Power Co., Inc.	1,043,933
32,100	Chugoku Electric Power Co., Inc. (The)	423,366
78,570	CK Infrastructure Holdings, Ltd.	560,379
184,500	CLP Holdings, Ltd.	1,942,847

See accompanying notes to the financial statements.

6

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
297,895	EDP — Energias de Portugal SA	$1,291,295
69,785	Electricite de France	778,410
34,357	Endesa SA^	917,188
910,165	Enel SpA	7,240,114
48,796	Fortum OYJ	1,203,674
283,500	HK Electric Investments, Ltd.	279,421
676,352	Iberdrola SA	6,965,182
76,300	Kansai Electric Power Co., Inc. (The)	882,413
44,400	Kyushu Electric Power Co., Inc.	383,601
59,258	Mercury NZ, Ltd.	201,498
21,377	Orsted A/S	2,215,089
151,500	Power Assets Holdings, Ltd.	1,107,800
48,684	Red Electrica Corp SA	979,206
113,918	Scottish & Southern Energy plc	2,182,328
152,252	Terna SpA	1,018,627
45,200	Tohoku Electric Power Co., Inc.	447,118
172,000	Tokyo Electric Power Co. Holdings, Inc.*	734,570
8,213	Verbund AG, Class A	412,384

		33,440,541

Electrical Equipment (1.5%):
206,233	ABB, Ltd.	4,979,677
13,400	Fuji Electric Co., Ltd.	409,547
30,241	Legrand SA	2,467,253
536,267	Melrose Industries plc	1,713,844
202,000	Mitsubishi Electric Corp.	2,747,009
25,000	Nidec Corp.	3,415,575
27,397	Prysmian SpA	660,141
61,871	Schneider Electric SA	6,364,010
28,762	Siemens Gamesa Renewable Energy	505,373
20,955	Vestas Wind Systems A/S	2,118,774

		25,381,203

Electronic Equipment, Instruments & Components (1.7%):
20,600	Alps Alpine Co., Ltd.	465,399
43,405	Halma plc	1,218,350
15,300	Hamamatsu Photonics KK	627,007
29,470	Hexagon AB, Class B	1,651,682
3,914	Hirose Electric Co., Ltd.	500,443
7,800	Hitachi High-Technologies Corp.	551,261
108,220	Hitachi, Ltd.	4,559,076
6,865	Ingenico Group	746,275
20,380	Keyence Corp.	7,214,562
35,600	Kyocera Corp.	2,426,351
64,300	Murata Manufacturing Co., Ltd.	3,975,895
21,700	Omron Corp.	1,264,345
24,400	Shimadzu Corp.	763,225
14,500	TDK Corp.	1,629,936
33,500	Venture Corp., Ltd.	404,320
28,000	Yaskawa Electric Corp.	1,056,711
26,600	Yokogawa Electric Corp.	471,194

		29,526,032

Energy Equipment & Services (0.1%):
50,094	Tenaris SA	566,473
38,726	Worley, Ltd.	417,703

		984,176

Shares		Fair Value
Common Stocks, continued
Entertainment (0.6%):
9,600	Konami Holdings Corp.	$395,898
54,700	Nexon Co., Ltd.*	723,614
12,500	Nintendo Co., Ltd.	5,046,275
10,500	Square Enix Holdings Co., Ltd.	524,689
12,800	Toho Co., Ltd.	533,074
9,595	UbiSoft Entertainment SA*	663,693
95,003	Vivendi Universal SA	2,753,436

		10,640,679

Equity Real Estate Investment Trusts (1.6%):
345,427	Ascendas Real Estate Investment Trust	763,348
97,460	British Land Co. plc	829,685
269,218	CapitaLand Commercial Trust	398,703
299,900	CapitaLand Mall Trust	548,789
5,451	Covivio	619,111
223	Daiwahouse Residential Investment Corp.	582,655
123,857	Dexus	1,018,959
5,326	Gecina SA	954,588
185,740	Goodman Group	1,745,622
222,060	GPT Group	873,951
3,568	Icade	388,944
87	Japan Prime Realty Investment Corp.	382,157
152	Japan Real Estate Investment Corp.	1,008,542
311	Japan Retail Fund Investment Corp.	668,721
22,974	Klepierre	873,229
77,715	Land Securities Group plc	1,021,045
239,500	Link REIT (The)	2,542,797
230,900	Mapletree Commercial Trust	410,467
426,093	Mirvac Group	952,788
145	Nippon Building Fund, Inc.	1,062,656
208	Nippon Prologis REIT, Inc.	529,965
433	Nomura Real Estate Master Fund, Inc.	740,075
301	Orix JREIT, Inc.	652,751
582,055	Scentre Group	1,566,688
119,881	SERGO plc	1,430,779
254,807	Stockland	827,502
224,500	Suntec Real Estate Investment Trust	307,335
15,343	Unibail-Rodamco-Westfield	2,423,890
347	United Urban Investment Corp.	651,216
337,565	Vicinity Centres	590,816

		27,367,774

Food & Staples Retailing (1.6%):
74,200	AEON Co., Ltd.	1,528,825
69,391	Carrefour SA	1,165,539
6,499	Casino Guichard-Perrachon SA^	304,635
125,305	Coles Group, Ltd.	1,308,442
6,698	Colruyt SA	349,591
41,500	Dairy Farm International Holdings, Ltd.	236,716
26,800	FamilyMart Co., Ltd.	641,985
10,375	ICA Gruppen AB	484,682
201,493	J Sainsbury plc	617,586
29,931	Jeronimo Martins SGPS SA	492,922
132,465	Koninklijke Ahold Delhaize NV	3,319,537
5,100	LAWSON, Inc.	288,866
22,671	METRO AG	365,407
84,100	Seven & I Holdings Co., Ltd.	3,077,539

See accompanying notes to the financial statements.

7

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
8,500	Sundrug Co., Ltd.	$307,231
1,091,935	Tesco plc	3,698,386
4,200	Tsuruha Holdings, Inc.	538,924
5,700	Welcia Holdings Co., Ltd.	363,129
126,883	Wesfarmers, Ltd.	3,695,814
272,382	William Morrison Supermarkets plc	725,015
139,772	Woolworths Group, Ltd.	3,555,692

		27,066,463

Food Products (3.4%):
84,391	A2 Milk Co., Ltd.*	853,955
50,700	Ajinomoto Co., Inc.	843,052
39,506	Associated British Foods plc	1,368,396
347	Barry Callebaut AG, Registered Shares	767,272
8,800	Calbee, Inc.	286,242
11	Chocoladefabriken Lindt & Spruengli AG	972,044
69,101	Danone SA	5,735,145
17,944	Kerry Group plc, Class A	2,233,857
16,800	Kikkoman Corp.	821,987
117	Lindt & Spruengli AG	908,450
12,452	Meiji Holdings Co., Ltd.	841,112
50,692	Mowi ASA	1,318,883
333,030	Nestle SA, Registered Shares	36,086,776
8,300	NH Foods, Ltd.	343,845
23,345	Nisshin Seifun Group, Inc.	406,938
6,500	Nissin Foods Holdings Co., Ltd.	482,552
82,673	Orkla ASA, Class A	838,171
10,100	Toyo Suisan Kaisha, Ltd.	429,635
88,000	Vitasoy International Holdings, Ltd.	319,193
1,058,388	WH Group, Ltd.	1,096,715
213,000	Wilmar International, Ltd.	653,435
12,900	Yakult Honsha Co., Ltd.	710,180
13,600	Yamazaki Baking Co., Ltd.	243,036

		58,560,871

Gas Utilities (0.4%):
138,653	APA Group	1,082,632
32,681	Gas Natural SDG SA	822,644
1,150,477	Hong Kong & China Gas Co., Ltd.	2,248,034
41,600	Osaka Gas Co., Ltd.	794,962
8,300	Toho Gas Co., Ltd.	337,995
41,400	Tokyo Gas Co., Ltd.	1,004,559

		6,290,826

Health Care Equipment & Supplies (2.0%):
46,271	Alcon, Inc.*	2,621,781
20,600	Asahi Intecc Co., Ltd.	606,621
4,660	BioMerieux	415,082
4,816	Carl Zeiss Meditec AG	614,179
6,716	Cochlear, Ltd.	1,061,417
13,204	Coloplast A/S, Class B	1,641,793
12,129	Demant A/S*^	382,264
31,719	EssilorLuxottica SA	4,844,906
65,199	Fisher & Paykel Healthcare Corp., Ltd.	978,092
42,700	HOYA Corp.	4,077,565
101,305	Koninklijke Philips NV	4,952,295
131,500	Olympus Corp.	2,025,269
3,930	Sartorius AG	841,295
17,297	Siemens Healthineers AG	830,516

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
97,004	Smith & Nephew plc	$2,342,926
6,131	Sonova Holding AG, Registered Shares	1,402,976
1,141	Straumann Holding AG, Registered Shares	1,120,176
18,400	Sysmex Corp.	1,250,846
73,000	Terumo Corp.	2,579,414

		34,589,413

Health Care Providers & Services (0.5%):
21,700	Alfresa Holdings Corp.	443,103
24,312	Fresenius Medical Care AG & Co., KGaA	1,803,017
45,974	Fresenius SE & Co. KGaA	2,594,834
20,100	Medipal Holdings Corp.	443,447
11,212	NMC Health plc	263,166
17,336	Ramsay Health Care, Ltd.	884,331
44,167	Ryman Healthcare, Ltd.	486,228
52,054	Sonic Healthcare, Ltd.	1,052,194
8,570	Suzuken Co., Ltd.	348,790

		8,319,110

Health Care Technology (0.1%):
49,800	M3, Inc.	1,504,055

Hotels, Restaurants & Leisure (1.4%):
19,564	Accor SA	918,324
65,400	Aristocrat Leisure, Ltd.	1,550,735
17,779	Carnival plc	848,859
177,526	Compass Group plc	4,446,501
42,677	Crown Resorts, Ltd.	360,175
6,425	Flight Centre Travel Group, Ltd.	198,700
8,595	Flutter Entertainment plc	1,049,532
246,000	Galaxy Entertainment Group, Ltd.	1,813,336
635,657	Genting Singapore, Ltd.	435,291
62,988	GVC Holdings plc	738,585
19,118	InterContinental Hotels Group plc	1,316,726
7,129	McDonald’s Holdings Co., Ltd.^	343,603
24,767	Melco Resorts & Entertainment, Ltd., ADR	598,618
22,400	Oriental Land Co., Ltd.	3,057,607
273,132	Sands China, Ltd.	1,464,787
220,987	SJM Holdings, Ltd.	252,272
9,852	Sodexo SA	1,168,393
226,584	Tabcorp Holdings, Ltd.	721,230
50,001	TUI AG	632,069
14,662	Whitbread plc	943,397
156,400	Wynn Macau, Ltd.	386,902

		23,245,642

Household Durables (1.3%):
111,766	Barratt Developments plc	1,107,667
12,890	Berkeley Group Holdings plc (The)	835,733
19,600	Casio Computer Co., Ltd.	393,913
23,949	Electrolux AB, Series B, Class B	587,953
49,568	Husqvarna AB, Class B	397,037
16,200	Iida Group Holdings Co., Ltd.	283,605
36,700	Nikon Corp.	448,651
250,400	Panasonic Corp.	2,348,907
35,262	Persimmon plc	1,270,088
3,700	Rinnai Corp.	288,988
2,674	SEB SA	397,674
42,100	Sekisui Chemical Co., Ltd.	728,842
70,200	Sekisui House, Ltd.	1,499,405

See accompanying notes to the financial statements.

8

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
25,700	Sharp Corp.	$392,772
142,300	Sony Corp.	9,687,241
358,199	Taylor Wimpey plc	926,873
151,500	Techtronic Industries Co., Ltd.	1,239,774

		22,835,123

Household Products (0.7%):
67,925	Essity AB, Class B	2,190,463
11,363	Henkel AG & Co. KGaA	1,069,869
25,400	Lion Corp.	495,833
11,700	Pigeon Corp.	431,458
79,377	Reckitt Benckiser Group plc	6,444,906
46,000	Unicharm Corp.	1,553,982

		12,186,511

Independent Power and Renewable Electricity Producers (0.1%):
16,500	Electric Power Development Co., Ltd.	401,023
146,817	Meridian Energy, Ltd.	494,265
23,752	Uniper SE	786,073

		1,681,361

Industrial Conglomerates (1.3%):
306,244	CK Hutchison Holdings, Ltd.	2,926,454
11,295	DCC plc	983,028
24,500	Jardine Matheson Holdings, Ltd.	1,362,333
23,200	Jardine Strategic Holdings, Ltd.	711,327
10,900	Keihan Holdings Co., Ltd.	530,641
154,500	Keppel Corp., Ltd.	778,621
173,834	NWS Holdings, Ltd.	244,012
24,600	Seibu Holdings, Inc.	405,875
89,100	SembCorp Industries, Ltd.	151,987
85,608	Siemens AG, Registered Shares	11,189,715
43,341	Smiths Group plc	968,840
56,200	Toshiba Corp.	1,904,227

		22,157,060

Insurance (5.5%):
21,768	Admiral Group plc	666,532
191,375	AEGON NV	875,919
19,592	Ageas NV	1,158,945
1,352,800	AIA Group, Ltd.	14,234,608
47,499	Allianz SE, Registered Shares+	11,646,273
124,525	Assicurazioni Generali SpA	2,570,371
433,421	Aviva plc	2,417,502
216,218	AXA SA	6,099,536
5,562	Baloise Holding AG, Registered Shares	1,005,458
20,161	CNP Assurances SA	401,651
123,000	Dai-ichi Life Holdings, Inc.	2,025,961
142,533	Direct Line Insurance Group plc	593,794
22,933	Gjensidige Forsikring ASA	482,052
6,727	Hannover Rueck SE	1,300,482
254,535	Insurance Australia Group, Ltd.	1,370,976
178,400	Japan Post Holdings Co., Ltd.	1,675,757
25,800	Japan Post Insurance Co., Ltd.	441,681
671,923	Legal & General Group plc	2,706,610
124,272	Mapfre SA	330,549
298,241	Medibank Private, Ltd.	661,627
53,111	MS&AD Insurance Group Holdings, Inc.	1,748,982
16,092	Muenchener Rueckversicherungs-Gesellschaft AG	4,746,968
33,248	NN Group NV	1,264,150

Shares		Fair Value
Common Stocks, continued
Insurance, continued
57,201	Poste Italiane SpA	$649,155
290,932	Prudential plc	5,597,097
145,004	QBE Insurance Group, Ltd.	1,313,933
122,220	RSA Insurance Group plc	922,432
48,756	Sampo Oyj, Class A	2,127,072
17,331	SCOR SA	728,059
38,525	Sompo Holdings, Inc.	1,509,783
17,300	Sony Financial Holdings, Inc.	414,159
142,401	Suncorp Group, Ltd.	1,297,180
3,824	Swiss Life Holding AG, Registered Shares	1,918,902
32,975	Swiss Re AG	3,706,961
58,236	T&D Holdings, Inc.	735,133
71,500	Tokio Marine Holdings, Inc.	3,992,813
14,463	Tryg A/S	428,794
16,742	Zurich Insurance Group AG	6,867,985

		92,635,842

Interactive Media & Services (0.2%):
106,399	Auto Trader Group plc	840,749
16,000	Kakaku.com, Inc.	411,369
7,200	Line Corp.*	354,176
6,156	REA Group, Ltd.	448,708
297,900	Z Holdings Corp.	1,248,284

		3,303,286

Internet & Direct Marketing Retail (0.5%):
12,315	Delivery Hero AG*	974,633
8,900	Mercari, Inc.*	182,772
49,298	Ocado Group plc*	836,914
55,163	Prosus NV*	4,127,346
100,700	Rakuten, Inc.	863,827
15,859	Zalando SE*	803,510
10,400	ZOZO, Inc.	198,995

		7,987,997

IT Services (1.0%):
1,131	Adyen NV*	930,567
47,834	Amadeus IT Group SA	3,919,032
10,532	Atos SE	880,524
17,886	Capgemini SA	2,190,801
54,245	Computershare, Ltd.	639,272
22,300	Fujitsu, Ltd.	2,104,583
4,900	GMO Payment Gateway, Inc.	337,149
11,500	Itochu Techno-Solutions Corp.	324,707
37,638	Nomura Research Institute, Ltd.	809,922
73,200	NTT Data Corp.	978,680
6,900	OBIC Co., Ltd.	932,198
12,400	Otsuka Corp.	495,319
13,353	Wirecard AG^	1,613,223
5,248	Wix.com, Ltd.*	642,250
11,507	Worldline SA*	816,612

		17,614,839

Leisure Products (0.2%):
22,000	Bandai Namco Holdings, Inc.	1,335,151
6,300	Sankyo Co., Ltd.	208,843
18,400	Sega Sammy Holdings, Inc.	268,036
8,400	Shimano, Inc.	1,364,013
16,500	Yamaha Corp.	909,668

		4,085,711

See accompanying notes to the financial statements.

9

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services (0.3%):
1,232	Eurofins Scientific SE^	$684,119
8,238	Lonza Group AG, Registered Shares	3,005,143
24,572	Qiagen NV*	839,934
3,335	Sartorius Stedim Biotech	552,922

		5,082,118

Machinery (2.7%):
34,262	Alfa Laval AB	863,434
20,709	Alstom SA	980,966
40,500	Amada Holdings Co., Ltd.	460,015
7,942	Andritz AG	341,898
43,280	Atlas Copco AB	1,502,086
74,583	Atlas Copco AB, Class A	2,974,007
112,687	CNH Industrial NV	1,236,903
10,800	Daifuku Co., Ltd.	653,172
41,260	Epiroc AB	489,874
77,275	Epiroc AB, Class A	944,682
21,400	FANUC Corp.	3,952,872
18,423	GEA Group AG	609,079
29,600	Hino Motors, Ltd.	312,803
12,300	Hitachi Construction Machinery Co., Ltd.	365,995
6,200	Hoshizaki Corp.	552,127
18,100	IHI Corp.	424,267
23,100	JTEKT Corp.	272,500
17,100	Kawasaki Heavy Industries, Ltd.	373,908
7,772	Kion Group AG	536,596
5,787	Knorr-Bremse AG	588,991
102,400	Komatsu, Ltd.	2,455,417
37,639	Kone OYJ, Class B	2,460,489
120,000	Kubota Corp.	1,880,159
9,900	Kurita Water Industries, Ltd.	293,352
26,100	Makita Corp.	903,682
11,910	Metso Oyj	470,164
39,400	MINEBEA MITSUMI, Inc.	813,192
32,900	Misumi Group, Inc.	813,686
36,600	Mitsubishi Heavy Industries, Ltd.	1,415,708
10,900	Nabtesco Corp.	321,679
30,200	NGK Insulators, Ltd.	523,955
42,400	NSK, Ltd.	399,944
125,375	Sandvik AB	2,451,183
4,418	Schindler Holding AG	1,124,322
2,413	Schindler Holding AG, Registered Shares	591,308
41,858	SKF AB, Class B	848,309
6,400	SMC Corp.	2,925,897
7,969	Spirax-Sarco Engineering plc	943,502
13,500	Sumitomo Heavy Industries, Ltd.	382,737
12,100	THK Co., Ltd.	324,815
165,543	Volvo AB, Class B	2,778,934
53,665	Wartsila OYJ Abp, Class B	592,544
27,770	Weir Group plc (The)	555,593
306,850	Yangzijiang Shipbuilding Holdings, Ltd.	256,437

		44,963,183

Marine (0.2%):
381	A.P. Moeller — Maersk A/S, Class A	516,650
726	A.P. Moeller — Maersk A/S, Class B	1,047,731
5,987	Kuehne & Nagel International AG, Registered Shares	1,009,420

Shares		Fair Value
Common Stocks, continued
Marine, continued
13,700	Mitsui O.S.K. Lines, Ltd.	$376,273
17,000	Nippon Yusen KK	306,327

		3,256,401

Media (0.6%):
77,350	Altice Europe NV, Class A*	499,816
10,000	Cyberagent, Inc.	348,196
23,477	Dentsu Group, Inc.	808,502
19,566	Eutelsat Communications SA	318,233
23,800	Hakuhodo DY Holdings, Inc.	382,843
138,611	Informa plc	1,575,399
390,353	ITV plc	783,386
8,903	JCDecaux SA	274,737
91,786	Pearson plc	776,304
24,874	Publicis Groupe SA	1,126,165
11,652	Schibsted ASA, Class B	334,454
40,089	SES Global, Class A	563,609
126,768	Singapore Press Holdings, Ltd.	205,597
5,630	Telenet Group Holding NV	253,576
141,236	WPP plc	1,987,376

		10,238,193

Metals & Mining (2.7%):
293,204	Alumina, Ltd.	473,446
117,134	Anglo American plc	3,380,188
44,246	Antofagasta plc	539,022
73,727	ArcelorMittal	1,302,227
236,137	BHP Group plc	5,576,691
329,657	BHP Group, Ltd.	9,027,534
61,180	BlueScope Steel, Ltd.	648,112
31,794	Boliden AB	845,944
60,439	EVRAZ plc	324,341
157,884	Fortescue Metals Group, Ltd.	1,189,733
1,223,317	Glencore plc	3,824,639
23,000	Hitachi Metals, Ltd.	337,946
53,100	JFE Holdings, Inc.	680,333
7,500	Maruichi Steel Tube, Ltd.	210,399
12,800	Mitsubishi Materials Corp.	347,118
86,736	Newcrest Mining, Ltd.	1,835,685
90,948	Nippon Steel Corp.	1,368,509
139,087	Norsk Hydro ASA	519,427
126,453	Rio Tinto plc	7,512,310
40,932	Rio Tinto, Ltd.	2,894,179
556,728	South32, Ltd.	1,059,692
25,900	Sumitomo Metal & Mining Co., Ltd.	835,478
42,248	ThyssenKrupp AG	570,428
14,170	Voestalpine AG	394,816

		45,698,197

Multiline Retail (0.3%):
63,114	Harvey Norman Holdings, Ltd.	180,562
37,900	Isetan Mitsukoshi Holdings, Ltd.^	340,836
27,000	J. Front Retailing Co., Ltd.	376,653
223,612	Marks & Spencer Group plc	634,043
20,200	Marui Group Co., Ltd.	491,772
14,906	Next plc	1,387,695
51,700	Pan Pacific International Holdings Corp.	858,230
25,400	Ryohin Keikaku Co., Ltd.	592,517

		4,862,308

See accompanying notes to the financial statements.

10

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Multi-Utilities (1.0%):
72,811	AGL Energy, Ltd.	$1,050,766
681,724	Centrica plc	812,368
250,903	E.ON SE	2,683,151
203,978	Engie Group	3,296,002
389,482	National Grid plc	4,893,850
64,133	RWE AG	1,970,271
35,451	Suez	536,486
60,656	Veolia Environnement SA	1,615,559

		16,858,453

Oil, Gas & Consumable Fuels (4.8%):
13,248	Aker BP ASA	434,789
2,279,688	BP plc	14,308,213
29,171	Caltex Australia, Ltd.	696,662
22,895	Enagas SA	584,831
284,679	ENI SpA	4,423,199
114,178	Equinor ASA	2,284,168
55,758	Galp Energia SGPS SA	932,493
22,887	Idemitsu Kosan Co., Ltd.	636,822
112,800	INPEX Corp.	1,176,830
346,520	JXTG Holdings, Inc.	1,584,713
8,360	Koninklijke Vopak NV	453,817
20,139	Lundin Petroleum AB	684,642
46,397	Neste Oyj	1,614,294
160,365	Oil Search, Ltd.	817,905
15,669	OMV AG	880,167
191,223	Origin Energy, Ltd.	1,136,426
161,728	Repsol SA	2,536,869
478,799	Royal Dutch Shell plc, Class A	14,229,892
418,054	Royal Dutch Shell plc, Class B	12,455,099
191,220	Santos, Ltd.	1,100,327
222,790	Snam SpA	1,173,795
268,579	Total SA	14,841,015
12,993	Washington H. Soul Pattinson & Co., Ltd.	196,540
104,136	Woodside Petroleum, Ltd.	2,517,832

		81,701,340

Paper & Forest Products (0.3%):
54,128	Mondi plc	1,277,581
87,300	Oji Holdings Corp.	471,229
67,076	Stora Enso OYJ, Registered Shares, Class R	974,662
60,225	UPM-Kymmene OYJ	2,087,067

		4,810,539

Personal Products (2.1%):
11,047	Beiersdorf AG	1,321,752
53,600	Kao Corp.	4,421,429
6,000	Kobayashi Pharmaceutical Co., Ltd.	508,153
3,600	Kose Corp.	526,233
28,278	L’Oreal SA	8,397,113
10,700	Pola Orbis Holdings, Inc.	255,652
44,300	Shiseido Co., Ltd.	3,168,081
164,220	Unilever NV	9,447,776
124,197	Unilever plc	7,109,103

		35,155,292

Pharmaceuticals (8.4%):
211,400	Astellas Pharma, Inc.	3,611,614
146,807	AstraZeneca plc	14,685,599
104,358	Bayer AG, Registered Shares	8,529,495

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
25,100	Chugai Pharmaceutical Co., Ltd.	$2,312,131
64,000	Daiichi Sankyo Co., Ltd.	4,226,687
27,700	Eisai Co., Ltd.	2,063,431
558,245	GlaxoSmithKline plc	13,131,158
7,816	H. Lundbeck A/S	299,648
6,300	Hisamitsu Pharmaceutical Co., Inc.	306,515
4,528	Ipsen SA	401,170
25,300	Kyowa Kirin Co., Ltd.	594,532
14,371	Merck KGaA	1,700,469
22,400	Mitsubishi Tanabe Pharma Corp.	413,170
5,200	Nippon Shinyaku Co., Ltd.	452,260
240,403	Novartis AG, Registered Shares	22,781,057
198,009	Novo Nordisk A/S, Class B	11,486,097
40,900	Ono Pharmaceutical Co., Ltd.	934,121
12,002	Orion OYJ, Class B	555,441
44,300	Otsuka Holdings Co., Ltd.	1,970,391
11,679	Recordati SpA	492,381
78,621	Roche Holding AG	25,498,761
126,102	Sanofi	12,664,250
41,500	Santen Pharmaceutical Co., Ltd.	791,387
30,700	Shionogi & Co., Ltd.	1,897,006
17,800	Sumitomo Dainippon Pharma Co., Ltd.	347,323
3,300	Taisho Pharmaceutical Holdings Co., Ltd.	243,867
167,573	Takeda Pharmacuetical Co., Ltd.	6,639,800
120,195	Teva Pharmaceutical Industries, Ltd., ADR*	1,177,911
13,991	UCB SA	1,113,188
5,368	Vifor Pharma AG	980,775

		142,301,635

Professional Services (1.5%):
17,109	Adecco SA, Registered Shares	1,081,857
31,529	Bureau Veritas SA	823,808
101,762	Experian plc	3,441,333
17,966	Intertek Group plc	1,394,178
21,200	Persol Holdings Co., Ltd.	398,534
13,659	Randstad NV	836,375
151,800	Recruit Holdings Co., Ltd.	5,713,073
217,542	RELX plc	5,487,134
39,701	Seek, Ltd.	629,827
591	SGS SA, Registered Shares	1,618,168
6,586	Teleperformance	1,609,049
31,007	Wolters Kluwer NV	2,266,206

		25,299,542

Real Estate Management & Development (1.8%):
10,760	AEON Mall Co., Ltd.	190,775
95,627	Aroundtown SA	856,285
5,609	Azrieli Group	410,471
74,028	BGP Holdings plc*(a)	108
296,300	CapitaLand, Ltd.	826,633
47,400	City Developments, Ltd.	386,649
290,744	CK Asset Holdings, Ltd.	2,107,257
7,700	Daito Trust Construction Co., Ltd.	953,783
64,500	Daiwa House Industry Co., Ltd.	1,998,584
40,463	Deutsche Wohnen SE	1,653,440
235,000	Hang Lung Properties, Ltd.	513,776
152,956	Henderson Land Development Co., Ltd.	751,180
126,900	Hongkong Land Holdings, Ltd.	730,281
32,500	Hulic Co., Ltd.	391,265

See accompanying notes to the financial statements.

11

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
75,775	Kerry Properties, Ltd.	$241,493
60,898	Lend Lease Group	753,528
131,700	Mitsubishi Estate Co., Ltd.	2,518,085
99,500	Mitsui Fudosan Co., Ltd.	2,430,517
670,623	New World Development Co., Ltd.	919,799
12,600	Nomura Real Estate Holdings, Inc.	303,251
364,601	Sino Land Co., Ltd.	531,256
37,600	Sumitomo Realty & Development Co., Ltd.	1,311,634
180,500	Sun Hung Kai Properties, Ltd.	2,768,909
57,964	Swire Pacific, Ltd., Class A	540,247
120,400	Swire Properties, Ltd.	400,115
8,817	Swiss Prime Site AG	1,022,316
73,400	Tokyu Fudosan Holdings Corp.	506,879
51,296	UOL Group, Ltd.	317,778
57,426	Vonovia SE	3,091,328
130,300	Wharf Real Estate Investment Co., Ltd.	799,036
95,897	Wheelock & Co., Ltd.	639,541

		30,866,199

Road & Rail (1.2%):
214,136	Aurizon Holdings, Ltd.	787,602
16,000	Central Japan Railway Co.	3,215,683
243,600	ComfortDelGro Corp., Ltd.	431,582
24,057	DSV PANALPINA A/S	2,785,201
34,213	East Japan Railway Co.	3,088,625
25,700	Hankyu Hanshin Holdings, Inc.	1,099,159
22,500	Keikyu Corp.	433,725
11,100	Keio Corp.	670,725
13,700	Keisei Electric Railway Co., Ltd.	531,372
19,800	Kintetsu Group Holdings Co., Ltd.	1,073,164
18,800	Kyushu Railway Co.	630,376
163,494	MTR Corp., Ltd.	969,213
21,400	Nagoya Railroad Co., Ltd.	664,261
9,500	Nippon Express Co., Ltd.	555,917
34,200	Odakyu Electric Railway Co., Ltd.	797,759
22,000	Tobu Railway Co., Ltd.	799,628
54,800	Tokyu Corp.	1,012,682
18,200	West Japan Railway Co.	1,571,805

		21,118,479

Semiconductors & Semiconductor Equipment (1.9%):
22,200	Advantest Corp.	1,256,211
35,900	ASM Pacific Technology, Ltd.	499,123
47,634	ASML Holding NV	14,184,681
3,100	Disco Corp.	738,001
139,377	Infineon Technologies AG	3,195,904
31,194	NXP Semiconductors NV	3,969,748
81,500	Renesas Electronics Corp.*	561,278
10,200	ROHM Co., Ltd.	822,253
76,903	STMicroelectronics NV	2,075,385
27,200	SUMCO Corp.	455,644
17,500	Tokyo Electron, Ltd.	3,846,206

		31,604,434

Software (1.5%):
7,404	AVEVA Group plc	457,644
13,580	Check Point Software Technologies, Ltd.*	1,506,837
4,451	CyberArk Software, Ltd.*	518,898
14,552	Dassault Systemes SA	2,400,080

Shares		Fair Value
Common Stocks, continued
Software, continued
41,003	Micro Focus International plc	$578,851
6,869	NICE Systems, Ltd.*	1,065,245
4,600	Oracle Corp.	418,266
118,344	Sage Group plc	1,175,735
109,981	SAP SE	14,820,854
7,241	Temenos AG	1,145,052
14,300	Trend Micro, Inc.	731,877
16,409	WiseTech Global, Ltd.	269,332

		25,088,671

Specialty Retail (0.9%):
3,700	ABC-Mart, Inc.	252,250
4,318	Dufry AG, Registered Shares	428,144
6,400	Fast Retailing Co., Ltd.	3,794,048
92,277	Hennes & Mauritz AB, Class B	1,876,376
2,400	Hikari Tsushin, Inc.	602,559
122,979	Industria de Diseno Textil SA	4,355,907
50,176	JD Sports Fashion plc	560,339
225,729	Kingfisher plc	654,529
9,200	Nitori Co., Ltd.	1,453,911
2,400	Shimamura Co., Ltd.	183,168
24,400	USS Co., Ltd.	460,832
69,100	Yamada Denki Co., Ltd.	365,794

		14,987,857

Technology Hardware, Storage & Peripherals (0.5%):
26,700	Brother Industries, Ltd.	549,844
110,300	Canon, Inc.	3,008,410
39,400	FUJIFILM Holdings Corp.	1,878,931
54,700	Konica Minolta, Inc.	358,062
26,900	NEC Corp.	1,117,887
77,200	Ricoh Co., Ltd.	836,659
33,400	Seiko Epson Corp.	504,335

		8,254,128

Textiles, Apparel & Luxury Goods (2.3%):
20,185	Adidas AG	6,559,705
45,682	Burberry Group plc	1,336,712
58,072	Cie Financiere Richemont SA	4,559,448
3,521	Hermes International SA	2,634,693
8,476	Kering	5,583,271
31,108	LVMH Moet Hennessy Louis Vuitton SA	14,486,728
20,784	Moncler SpA	934,745
11,747	Pandora A/S	511,065
9,070	Puma SE	695,375
3,207	Swatch Group AG (The), Class B	894,121
6,517	Swatch Group AG (The), Registered Shares	344,181
74,486	Yue Yuen Industrial Holdings, Ltd.	220,217

		38,760,261

Tobacco (1.0%):
256,690	British American Tobacco plc	10,934,671
108,887	Imperial Brands plc, Class A	2,697,641
133,700	Japan Tobacco, Inc.	2,980,999
18,890	Swedish Match AB, Class B	974,158

		17,587,469

Trading Companies & Distributors (1.3%):
13,353	AerCap Holdings NV*	820,809
52,000	Ashtead Group plc	1,663,779

See accompanying notes to the financial statements.

12

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
17,044	Brenntag AG	$926,673
38,813	Bunzl plc	1,061,782
26,085	Ferguson plc	2,369,632
149,200	Itochu Corp.	3,455,708
174,100	Marubeni Corp.	1,286,677
151,200	Mitsubishi Corp.	4,011,862
187,300	Mitsui & Co., Ltd.	3,331,026
15,100	MonotaRo Co., Ltd.	404,810
133,600	Sumitomo Corp.	1,992,117
23,400	Toyota Tsushu Corp.	820,299

		22,145,174

Transportation Infrastructure (0.6%):
7,610	Aena SME SA	1,460,082
3,180	Aeroports de Paris	629,378
56,368	Atlantia SpA	1,314,789
107,595	Auckland International Airport, Ltd.	633,715
4,779	Fraport AG	406,157
47,764	Getlink SE	831,160
5,100	Japan Airport Terminal Co., Ltd.	282,286
12,000	Kamigumi Co., Ltd.	262,949
74,000	SATS, Ltd.	278,797
131,398	Sydney Airport	800,412
303,036	Transurban Group	3,176,795

		10,076,520

Water Utilities (0.1%):
27,491	Severn Trent plc	917,333
74,252	United Utilities Group plc	932,513

		1,849,846

Wireless Telecommunication Services (1.6%):
197,700	KDDI Corp.	5,882,346
11,503	Millicom International Cellular SA, SDR	551,508
150,500	NTT DoCoMo, Inc.	4,206,356
184,400	Softbank Corp.	2,471,496
175,400	SoftBank Group Corp.	7,637,360
53,082	Tele2 AB	770,240

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Wireless Telecommunication Services, continued
2,995,512	Vodafone Group plc	$5,814,517

		27,333,823

Total Common Stocks (Cost $1,258,924,414)		1,654,308,244

Preferred Stocks (0.5%):
Automobiles (0.4%):
6,667	Bayerische Motoren Werke AG (BMW), 6.39%, 5/15/20	411,635
17,033	Porsche Automobil Holding SE, 3.31%, 5/20/20	1,274,047
20,768	Volkswagen AG, 2.76%, 5/8/20	4,105,106

		5,790,788

Household Products (0.1%):
20,150	Henkel AG & Co. KGaA, 2.01%, 4/21/20	2,083,586

Total Preferred Stocks (Cost $5,842,484)		7,874,374

Rights (0.0%†):
Aerospace & Defense (0.0%†):
9,287,952	Rolls-Royce Holdings plc, Expires on 1/6/20*	12,301

Oil, Gas & Consumable Fuels (0.0%†):
161,728	Repsol SA, Expires on 1/8/20*	76,730

Total Rights (Cost $88,453)		89,031

Short-Term Securities Held as Collateral for Securities on Loan (0.4%):
7,283,334	BlackRock Liquidity FedFund, Institutional Class, 2.00%(b)(c)	7,283,334

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $7,283,334)		7,283,334

Total Investment Securities
(Cost $1,272,138,685) — 98.3%(d)		1,669,554,983
Net other assets (liabilities) — 1.7%		28,334,938

Net Assets — 100.0%		$1,697,889,921

Percentages indicated are based on net assets as of December 31, 2019.

ADR—American Depository Receipt

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $6,906,243.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2019. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(c)	The rate represents the effective yield at December 31, 2019.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

13

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2019

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2019:

(Unaudited)

Country	Percentage

Australia	7.1%

Austria	0.2%

Belgium	1.0%

Bermuda	0.1%

China	0.1%

Denmark	1.8%

Finland	1.1%

France	10.6%

Germany	8.6%

Hong Kong	3.3%

Ireland	1.0%

Isle of Man	— %†

Israel	0.6%

Italy	2.2%

Japan	24.2%

Luxembourg	0.2%

Netherlands	4.2%

New Zealand	0.3%

Norway	0.6%

Portugal	0.2%

Singapore	1.3%

Spain	2.8%

Sweden	2.5%

Switzerland	9.6%

United Arab Emirates	— %†

United Kingdom	16.0%

United States	0.4%

100.0%

†	Represents less than 0.05%.

Futures Contracts

Cash of $1,787,364 has been segregated to cover margin requirements for the following open contracts as of December 31, 2019:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

ASX SPI 200 Index March Futures (Australian Dollar)	3/19/20	31	$3,590,324	$(87,383)
DJ EURO STOXX 50 March Futures (Euro)	3/20/20	336	14,053,074	(17,730)
FTSE 100 Index March Futures (British Pounds)	3/20/20	83	8,243,279	(13,999)
SGX Nikkei 225 Index March Futures (Japanese Yen)	3/12/20	55	5,916,904	(73,708)

				$(192,820)

See accompanying notes to the financial statements.

14

AZL International Index Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in non-affiliates, at cost	$1,265,581,271
Investments in affiliates, at cost	6,557,414

Investments in non-affiliates, at value(a)	$1,657,908,710
Investments in affiliates, at value	11,646,273
Segregated cash for collateral for futures contracts	1,787,364
Interest and dividends receivable	1,594,612
Foreign currency, at value (cost $28,457,142)	28,834,249
Receivable for investments sold	849,200
Reclaims receivable	5,926,605
Prepaid expenses	6,036

Total Assets	1,708,553,049

Liabilities:
Cash overdraft	688,442
Payable for investments purchased	849,481
Payable for capital shares redeemed	527,461
Payable for collateral received on loaned securities	7,283,334
Payable for variation margin on futures contracts	227,326
Manager fees payable	501,541
Administration fees payable	7,913
Distribution fees payable	335,817
Custodian fees payable	37,590
Administrative and compliance services fees payable	5,833
Transfer agent fees payable	2,001
Trustee fees payable	1,435
Other accrued liabilities	194,954

Total Liabilities	10,663,128

Net Assets	$1,697,889,921

Net Assets Consist of:
Paid in capital	$1,288,610,352
Total distributable earnings	409,279,569

Net Assets	$1,697,889,921

Class 1
Net Assets	$106,657,180
Shares of beneficial interest (unlimited number of shares authorized, no par value)	9,248,335
Net Asset Value (offering and redemption price per share)	$11.53

Class 2
Net Assets	$1,591,232,741
Shares of beneficial interest (unlimited number of shares authorized, no par value)	94,769,421
Net Asset Value (offering and redemption price per share)	$16.79

(a)	Includes securities on loan of $6,906,243.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$58,863,848
Dividends from affiliates	513,853
Income from securities lending	429,879
Foreign withholding tax	(4,942,091)

Total Investment Income	54,865,489

Expenses:
Manager fees	5,769,442
Administration fees	451,320
Distribution fees — Class 2	3,861,094
Custodian fees	231,592
Administrative and compliance services fees	27,612
Transfer agent fees	11,642
Trustee fees	86,005
Professional fees	77,843
Licensing fees	513,611
Shareholder reports	46,720
Other expenses	62,906

Total expenses	11,139,787

Net Investment Income/(Loss)	43,725,702

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	3,789,332
Net realized gains/(losses) on affiliated transactions	391,652
Net realized gains/(losses) on futures contracts	2,836,424
Change in net unrealized appreciation/depreciation on securities and foreign currencies	263,540,738
Change in net unrealized appreciation/depreciation on affiliated transactions	1,854,039
Change in net unrealized appreciation/depreciation on futures contracts	21,937

Net realized and Change in net unrealized gains/losses on investments	272,434,122

Change in Net Assets Resulting From Operations	$316,159,824

See accompanying notes to the financial statements.

15

AZL International Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$43,725,702	$43,172,322
Net realized gains/(losses) on investments	7,017,408	14,028,068
Change in unrealized appreciation/depreciation on investments	265,416,714	(308,519,079)

Change in net assets resulting from operations	316,159,824	(251,318,689)

Distributions to Shareholders:
Class 1	(4,671,747)	(6,939,175)
Class 2	(45,310,584)	(66,270,138)

Change in net assets resulting from distributions to shareholders	(49,982,331)	(73,209,313)

Capital Transactions:
Class 1
Proceeds from shares issued	277,487	126,848
Proceeds from dividends reinvested	4,671,747	6,939,175
Value of shares redeemed	(12,887,802)	(17,191,782)

Total Class 1 Shares	(7,938,568)	(10,125,759)

Class 2
Proceeds from shares issued	45,976,347	39,282,271
Proceeds from dividends reinvested	45,310,584	66,270,138
Value of shares redeemed	(173,248,705)	(244,059,352)

Total Class 2 Shares	(81,961,774)	(138,506,943)

Change in net assets resulting from capital transactions	(89,900,342)	(148,632,702)

Change in net assets	176,277,151	(473,160,704)
Net Assets:
Beginning of period	1,521,612,770	1,994,773,474

End of period	$1,697,889,921	$1,521,612,770

Share Transactions:
Class 1
Shares issued	24,903	10,697
Dividends reinvested	441,564	643,708
Shares redeemed	(1,169,990)	(1,460,097)

Total Class 1 Shares	(703,523)	(805,692)

Class 2
Shares issued	2,878,245	2,427,714
Dividends reinvested	2,940,336	4,283,784
Shares redeemed	(10,864,598)	(14,584,666)

Total Class 2 Shares	(5,046,017)	(7,873,168)

Change in shares	(5,749,540)	(8,678,860)

See accompanying notes to the financial statements.

16

AZL International Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016^		2015

Class 1

Net Asset Value, Beginning of Period	$9.94	$12.30	$10.07	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.32 (a)	0.36	0.37	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	1.79	(2.00)	2.15	(0.05)

Total from Investment Activities	2.11	(1.64)	2.52	0.07

Distributions to Shareholders From:
Net Investment Income	(0.42)	(0.50)	(0.16)	—
Net Realized Gains	(0.10)	(0.22)	(0.13)	—

Total Dividends	(0.52)	(0.72)	(0.29)	—

Net Asset Value, End of Period	$11.53	$9.94	$12.30	$10.07

Total Return(b)	21.67%	(13.80)%	25.12%	0.70	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$106,657	$98,902	$132,265	$123,158
Net Investment Income/(Loss)(d)	2.89%	2.62%	2.48%	1.19%
Expenses Before Reductions(d)(e)	0.44%	0.45%	0.48%	0.40%
Expenses Net of Reductions(d)	0.44%	0.45%	0.48%	0.40%
Portfolio Turnover Rate(f)	4%	2%	8%	55	%(g)

Class 2

Net Asset Value, Beginning of Period	$14.25	$17.30	$14.10	$14.42		$15.28

Investment Activities:
Net Investment Income/(Loss)	0.42 (a)	0.43	0.36	0.15		0.58
Net Realized and Unrealized Gains/(Losses) on Investments	2.60	(2.81)	3.12	(0.10)		(0.79)

Total from Investment Activities	3.02	(2.38)	3.48	0.05		(0.21)

Distributions to Shareholders From:
Net Investment Income	(0.38)	(0.45)	(0.15)	(0.37)		(0.65)
Net Realized Gains	(0.10)	(0.22)	(0.13)	—		—

Total Dividends	(0.48)	(0.67)	(0.28)	(0.37)		(0.65)

Net Asset Value, End of Period	$16.79	$14.25	$17.30	$14.10		$14.42

Total Return(b)	21.44%	(14.04)%	24.77%	0.37%		(1.39)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,591,233	$1,422,711	$1,862,508	$1,605,552		$576,330
Net Investment Income/(Loss)	2.64%	2.36%	2.21%	2.11%		2.16%
Expenses Before Reductions(e)	0.69%	0.70%	0.73%	0.71%		0.75%
Expenses Net of Reductions	0.69%	0.70%	0.73%	0.71%		0.74%
Portfolio Turnover Rate(f)	4%	2%	8%	55	%(g)	13%

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(g)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 55%.

See accompanying notes to the financial statements.

17

AZL International Index Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL International Index Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

18

AZL International Index Fund

Notes to the Financial Statements

December 31, 2019

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $42,119 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $7,283,334 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2019, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for long contracts was $20.6 million for the year ended December 31, 2019. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$192,820

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

19

AZL International Index Fund

Notes to the Financial Statements

December 31, 2019

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$2,836,424	$21,937

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL International Index Fund Class 1	0.35%	0.52%

AZL International Index Fund Class 2	0.35%	0.77%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2019, there were no voluntary waivers.

At December 31, 2019, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Shares as of 12/31/2019	Dividend Income

Allianz SE, Registered Shares	$10,402,532	$186,844	$(1,188,795)	$391,652	$1,854,040	$11,646,273	47,499	$513,853

	$10,402,532	$186,844	$(1,188,795)	$391,652	$1,854,040	$11,646,273	47,499	$513,853

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

20

AZL International Index Fund

Notes to the Financial Statements

December 31, 2019

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $12,298 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$9,887,336	$1,644,420,800	$108	$1,654,308,244
Preferred Stocks	—	7,874,374	—	7,874,374
Rights	—	89,031	—	89,031
Short-Term Securities Held as Collateral for Securities on Loan	7,283,334	—	—	7,283,334

Total Investment Securities	17,170,670	1,652,384,205	108	1,669,554,983

Other Financial Instruments:*
Futures Contracts	(192,820)	—	—	(192,820)

Total Investments	$16,977,850	$1,652,384,205	$108	$1,669,362,163

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL International Index Fund	$61,631,835	$169,216,884

21

AZL International Index Fund

Notes to the Financial Statements

December 31, 2019

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $1,311,386,440. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$413,829,267
Unrealized (depreciation)	(55,660,724)

Net unrealized appreciation/(depreciation)	$358,168,543

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL International Index Fund	$39,883,140	$10,099,191	$49,982,331

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL International Index Fund	$53,411,357	$19,797,956	$73,209,313

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL International Index Fund	$49,683,624	$1,147,318	$—	$358,448,627	$409,279,569

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies and mark-to-market of futures contracts and other miscellaneous differences.

22

AZL International Index Fund

Notes to the Financial Statements

December 31, 2019

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 60% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL International Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $10,099,191.

25

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

27

the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

28

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

29

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® MetWest Total Return Bond Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MetWest Total Return Bond Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MetWest Total Return Bond Fund and Metropolitan West Asset Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® MetWest Total Return Bond Fund (the “Fund”) returned 8.49%. That compared to a 8.72% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1 (“Index”).

Interest rate cuts by the U.S. Federal Reserve drove strong gains among fixed income securities in 2019. Falling rates on U.S. Treasury securities generated rising demand for investment-grade and high-yield corporate bonds, as investors sought greater returns from relatively riskier securities. Securitized debt products, such as non-agency mortgage-backed securities (MBS), collateralized mortgage-backed securities and asset-backed securities, also performed well in the period’s risk-on environment.

The Fund held underweight positions in investment-grade credit securities and securities from non-U.S. markets, both of which detracted from returns relative to the Index. An overweight position in student loans also detracted slightly from relative returns, as the sector’s performance trailed that of broader fixed income markets.*

In contrast, security selection in corporate credit drove significant returns during the period, particularly among the Fund’s higher-conviction allocations among consumer non-cyclicals, communications, capital goods and autos. In addition, an overweight position in non-agency MBS also benefited relative performance during the period.*

The Fund held derivatives in the form of futures and currency swaps during the 12-month period. Neither of these holdings materially affected performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MetWest Total Return Bond Fund (Unaudited)

Fund Objective

The Fund’s investment objective is to maximize long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade fixed income securities or unrated securities that are determined by the Subadvisor to be of similar quality.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	1 Year	3 Year	5 Year	Since Inception (11/17/14)
AZL® MetWest Total Return Bond Fund	8.49%	3.74%	2.65%	2.73%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MetWest Total Return Bond Fund	0.91%

The above expense ratio is based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.50% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.91% through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MetWest Total Return Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MetWest Total Return Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL MetWest Total Return Bond Fund	$1,000.00	$1,024.30	$4.08	0.80%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL MetWest Total Return Bond Fund	$1,000.00	$1,021.17	$4.08	0.80%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

U.S. Government Agency Mortgages	32.9%

U.S. Treasury Obligations	29.4

Corporate Bonds	17.2

Collateralized Mortgage Obligations	9.2

Asset Backed Securities	5.3

Yankee Dollars	4.2

Foreign Bonds	1.5

Unaffiliated Investment Companies	1.2

Municipal Bonds	0.5

Commercial Paper	0.3

Short-Term Securities Held as Collateral for Securities on Loan	0.1

Total Investment Securities	101.8

Net other assets (liabilities)	(1.8)

Net Assets	100.0%

3

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Asset Backed Securities (5.3%):
$1,487,057	Ajax Mortgage Loan Trust, Class A1, Series 2019-F, 2.86%, 7/25/59, Callable 11/25/22 @ 100(a)(b)	$1,482,998
551,951	Navient Student Loan Trust, Class A, Series 2014-2, 2.43%(US0001M+64bps), 3/25/83, Callable 8/25/33 @ 100	537,137
950,000	Navient Student Loan Trust, Class A3, Series 2017-3A, 2.84%(US0001M+105bps), 7/26/66, Callable 6/25/34 @ 100(a)	947,951
965,000	Navient Student Loan Trust, Class A3, Series 2016-2, 3.29%(US0001M+150bps), 6/25/65, Callable 8/25/31 @ 100(a)	987,612
796,146	Nelnet Student Loan Trust, Class A, Series 2019-4A, 2.66%(US0001M+87bps), 9/26/67, Callable 7/25/32 @ 100(a)	794,948
996,479	SLC Student Loan Trust, Class 2A3, Series 2008-1, 3.49%(US0003M+160bps), 12/15/32, Callable 12/15/27 @ 100	1,016,661
2,615,000	SLC Student Loan Trust, Class 2A3, Series 2006-1, 2.05%(US0003M+16bps), 3/15/55, Callable 9/15/30 @ 100	2,449,205
399,480	SLM Student Loan Trust, Class A, Series 2008-9, 3.44%(US0003M+150bps), 4/25/23, Callable 4/25/22 @ 100	400,393
618,357	SLM Student Loan Trust, Class 2A3, Series 2003-7, 2.46%(US0003M+57bps), 9/15/39, Callable 12/15/28 @ 100	585,621
940,000	SLM Student Loan Trust, Class A6A, Series 2004-3A, 2.49%(US0003M+55bps), 10/25/64, Callable 4/25/29 @ 100(a)	927,814
691,448	SLM Student Loan Trust, Class A3, Series 2012-1, 2.74%(US0001M+95bps), 9/25/28, Callable 5/25/27 @ 100	683,565
1,220,000	SLM Student Loan Trust, Class 2A3, Series 2008-5, 3.79%(US0003M+185bps), 7/25/73, Callable 4/25/22 @ 100	1,197,012
240,000	SLM Student Loan Trust, Class 2A3, Series 2008-9, 4.19%(US0003M+225bps), 10/25/83, Callable 4/25/22 @ 100	241,855
1,233,162	SLM Student Loan Trust, Class A, Series 2009-3, 2.54%(US0001M+75bps), 1/25/45, Callable 2/25/34 @ 100(a)	1,210,730
1,045,046	SLM Student Loan Trust, Class A4, Series 2008-6, 3.04%(US0003M+110bps), 7/25/23, Callable 1/25/24 @ 100	1,040,439
684,400	SLM Student Loan Trust, Class A4, Series 2007-7, 2.27%(US0003M+33bps), 1/25/22, Callable 1/25/23 @ 100	664,821
1,831,722	Wachovia Student Loan Trust, Class 2A3, Series 2006-1, 2.11%(US0003M+17bps), 4/25/40, Callable 1/25/26 @ 100(a)	1,757,156

Total Asset Backed Securities (Cost $16,916,037)		16,925,918

Collateralized Mortgage Obligations (9.2%):
850,000	AIMCO CLO, Class AR, Series 2015-AA, 2.85%(US0003M+85bps), 1/15/28, Callable 1/15/20 @ 100(a)	849,993
1,457,686	Alternative Loan Trust, Class 4A1, Series 2005-56, 2.10%(US0001M+31bps), 11/25/35, Callable 1/25/20 @ 100	1,363,285

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$936,416	America Home Mortgage Investment Trust, Class 6A, Series 2005-1, 3.89%(US0006M+200bps), 6/25/45, Callable 1/25/20 @ 100	$954,091
23,958	Ameriquest Mortgage Securities, Inc., Class M2, Series 2005-R5, 2.48%(US0001M+46bps), 7/25/35, Callable 1/25/20 @ 100	23,961
515,000	Bank of America Merrill Lynch Large Loan, Inc., Class A, Series 2018-PARK, 4.09%, 8/10/38(a)(b)	566,830
381,012	Bank of America Mortgage Securities, Inc., Class 2A3, Series 2005-F, 4.34%, 7/25/35, Callable 1/25/20 @ 100(b)	379,805
340,000	Barclays Commercial Mortgages Securities, Class A2, Series 2013-TYSNC, 3.76%, 9/5/32(a)	342,370
155,000	BX Trust, Class A, Series 2019-OC11, 3.20%, 12/9/41(a)	158,905
355,000	CALI Mortgage Trust, Class A, Series 2019-101C, 3.96%, 3/10/39(a)	387,085
938,008	Citigroup Mortgage Loan Trust, Inc., Class 1A1A, Series 2007-AR5, 4.44%, 4/25/37, Callable 11/25/24 @ 100(b)	960,343
500,000	Cityline Commercial Mortgage Trust, Class A, Series 2016-CLNE, 2.78%, 11/10/31(a)(b)	509,250
390,000	Commercial Mortgage Trust, Class A, Series 2014-277P, 3.61%, 8/10/49(a)(b)	411,618
360,000	Commercial Mortgage Trust, Class A1, Series 2013-300P, 4.35%, 8/10/30(a)	384,397
365,000	Commercial Mortgage Trust, Class A, Series 2016-787S, 3.55%, 2/10/36(a)(b)	384,400
300,000	CPT Mortgage Trust, Class A, Series 2019-CPT, 2.87%, 11/13/39(a)	301,113
958,810	Credit Suisse Mortgage Capital Certificates, Class A2E, Series 2007-CB2, 3.96%, 2/25/37, Callable 2/25/23 @ 100(b)	744,007
325,000	DC Office Trust, Class A, Series 2019-MTC, 2.97%, 9/15/45(a)	329,348
353,327	First Franklin Mortgage Loan Trust, Class M1, Series 2005-FF8, 2.53%(US0001M+49bps), 9/25/35, Callable 1/25/20 @ 100	350,332
897,552	First Horizon Alternative Mortgage Securities Trust, Class 1A1, Series 2006-AA1, 4.13%, 3/25/36, Callable 1/25/20 @ 100(b)	792,749
763,233	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2006-AA1, 3.91%, 4/25/36, Callable 1/25/20 @ 100(b)	712,396
689,986	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AA12, 3.88%, 2/25/36, Callable 1/25/20 @ 100(b)	602,410
389,769	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AR3, 4.66%, 8/25/35, Callable 1/25/20 @ 100(b)	325,308
761,772	GMAC Mortgage Corp. Loan Trust, Class 1A1, Series 2006-AR1, 4.16%, 4/19/36, Callable 1/19/20 @ 100(b)	707,335
611,777	GMAC Mortgage Corp. Loan Trust, Class 3A1, Series 2005-AR5, 3.98%, 9/19/35, Callable 1/19/20 @ 100(b)	577,832

See accompanying notes to the financial statements.

4

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$850,000	GoldenTree Loan Opportunities IX, Ltd., Class AR2, Series 2014-9A, 3.04%(US0003M+111bps), 10/29/29, Callable 10/29/20 @ 100(a)	$847,776
1,438,986	GreenPoint Mortgage Funding Trust, Class A1A, Series 2006-AR1, 2.37%(US0001M+58bps), 2/25/36, Callable 1/25/20 @ 100	1,391,399
147,500	GS Mortgage Securities Trust, Class A, Series 2012-ALOH, 3.55%, 4/10/34(a)	151,817
1,531,580	HarborView Mortgage Loan Trust, Class 1A1A, Series 2006-10, 1.96%(US0001M+20bps), 11/19/36, Callable 11/19/22 @ 100	1,330,333
325,000	Hudson Yards Mortgage Trust, Class A, Series 2019-55HY, 3.04%, 12/10/41(a)	330,161
330,000	Hudson Yards Mortgage Trust, Class A, Series 2019-30HY, 3.23%, 6/10/37(a)	339,943
325,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class A, Series 2019-OSB, 3.40%, 6/5/39(a)	340,009
820,000	LCM LP, Class ARR, Series 13A, 3.11%(US0003M+114bps), 7/19/27, Callable 7/19/20 @ 100(a)	818,094
860,363	Merrill Lynch First Franklin Mortgage Loan Trust, Class 2A2, Series 2007-4, 1.91%(US0001M+12bps), 7/25/37, Callable 6/25/22 @ 100	558,794
529,925	Morgan Stanley Resecuritization Trust, Class 3A, Series 2014-R8, 2.74%(12MTA+75bps), 6/26/47(a)	522,389
475,698	MortgageIT Trust, Class 2A3, Series 2005-2, 3.36%(US0001M+165bps), 5/25/35, Callable 1/25/20 @ 100	464,680
470,465	Nomura Asset Acceptance Corp., Class 3A1, Series 2005-AR3, 5.69%, 7/25/35, Callable 1/25/20 @ 100(b)	464,804
768,278	Nomura Resecuritization Trust, Class 2A3, Series 2014-7R, 1.91%(US0001M+20bps), 12/26/35(a)	765,163
210,000	Octagon Investment Partners 25, Class AR, Series 2015-1A, 2.77%(US0003M+80bps), 10/20/26, Callable 1/20/20 @ 100(a)	209,751
415,000	One Bryant Park Trust, Class A, Series 2019-OBP, 2.52%, 9/13/49(a)	402,861
385,000	RBSCF Trust, Class A, Series 2013-GSP, 3.83%, 1/13/32(a)(b)	404,158
696,672	Recette Clo, Ltd., Class AR, Series 2015-1A, 2.89%(US0003M+92bps), 10/20/27, Callable 1/20/20 @ 100(a)	696,460
1,346,678	Residential Accredit Loans, Inc., Class A2, Series 2006-QA10, 1.97%(US0001M+18bps), 12/25/36, Callable 3/25/26 @ 100	1,210,865
1,499,095	Structured Asset Mortgage Investments II Trust, Class 3A1, Series 2006-AR1, 2.02%(US0001M+23bps), 2/25/36, Callable 1/25/20 @ 100	1,321,202
550,000	TCI-Flatiron CLO, Ltd., Class AR, Series 2016-1, 3.22%(US0003M+122bps), 7/17/28, Callable 4/17/20 @ 100(a)	549,012
821,778	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR8, 2.37%(US0001M+29bps), 7/25/45, Callable 1/25/20 @ 100	822,665

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$631,373	WaMu Mortgage Pass-Through Certificates, Class A2, Series 2005-AR3, 4.42%, 3/25/35, Callable 1/25/20 @ 100(b)	$622,872
296,476	WaMu Mortgage Pass-Through Certificates, Class A1A, Series 2004-AR10, 2.23%(US0001M+44bps), 7/25/44, Callable 1/25/20 @ 100	294,030
687,410	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR6, 2.25%(US0001M+23bps), 4/25/45, Callable 1/25/20 @ 100	680,597
526,303	Wells Fargo Mortgage Backed Securities Trust, Class 1A1, Series 2006-AR12, 4.72%, 9/25/36, Callable 1/25/20 @ 100(b)	519,942

Total Collateralized Mortgage Obligations (Cost $28,718,622)		29,178,940

Corporate Bonds (17.2%):
Airlines (0.3%):
110,980	U.S. Airways Group, Inc., Series 2001-1G PTT, 7.08%, 9/20/22	115,468
631,746	U.S. Airways Group, Inc., Series 2010-1A, 6.25%, 10/22/24	687,483

		802,951

Banks (0.9%):
910,000	Bank of America Corp., 2.74%(US0003M+37bps), 1/23/22, Callable 1/23/21 @ 100	916,679
165,000	Bank of America Corp., 3.00%(US0003M+79bps), 12/20/23, Callable 12/20/22 @ 100	168,686
730,000	JPMorgan Chase & Co., 4.02%(US0003M+100bps), 12/5/24, Callable 12/5/23 @ 100	778,116
265,000	Wells Fargo & Co., 2.41%(US0003M+83bps), 10/30/25, Callable 10/30/24 @ 100, MTN	264,338
410,000	Wells Fargo & Co., 3.00%, 4/22/26	421,978
165,000	Wells Fargo Bank NA, 2.08%(US0003M+65bps), 9/9/22, Callable 9/9/21 @ 100	165,069

		2,714,866

Beverages (0.1%):
320,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46, Callable 8/1/45 @ 100	379,590

Biotechnology (0.4%):
300,000	AbbVie, Inc., 4.45%, 5/14/46, Callable 11/14/45 @ 100	323,528
150,000	AbbVie, Inc., 4.88%, 11/14/48, Callable 5/14/48 @ 100	172,547
665,000	AbbVie, Inc., 4.25%, 11/21/49, Callable 5/21/49 @ 100(a)	701,458

		1,197,533

Capital Markets (0.5%):
950,000	Goldman Sachs Group, Inc., 3.27%(US0003M+120bps), 9/29/25, Callable 9/29/24 @ 100	980,417
255,000	Raymond James Financial, 4.95%, 7/15/46	302,771
250,000	SL Green Operating Partnership LP, 3.25%, 10/15/22, Callable 9/15/22 @ 100	255,667

		1,538,855

See accompanying notes to the financial statements.

5

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Chemicals (0.2%):
$475,000	International Flavors & Fragrances, Inc., 5.00%, 9/26/48, Callable 3/26/48 @ 100	$532,756

Commercial Services & Supplies (0.1%):
267,000	Clean Harbors, Inc., 5.13%, 7/15/29, Callable 7/15/24 @ 102.56(a)	286,024
100,000	Matthews International Corp., 5.25%, 12/1/25, Callable 12/1/20 @ 103.94(a)	100,000

		386,024

Consumer Finance (1.3%):
200,000	Ford Motor Credit Co. LLC, 8.13%, 1/15/20	200,379
310,000	Ford Motor Credit Co. LLC, 2.43%, 6/12/20	309,617
650,000	Ford Motor Credit Co. LLC, 3.20%, 1/15/21	652,228
295,000	Ford Motor Credit Co. LLC, 5.88%, 8/2/21	308,466
255,000	Ford Motor Credit Co. LLC, 3.81%, 10/12/21	259,269
150,000	Ford Motor Credit Co. LLC, 2.88%(US0003M+88bps), 10/12/21	148,516
1,246,000	Ford Motor Credit Co. LLC, 5.60%, 1/7/22	1,311,372
455,000	Ford Motor Credit Co. LLC, 3.34%, 3/28/22, Callable 2/28/22 @ 100	458,711
465,000	General Motors Financial Co, Inc., 4.20%, 11/6/21	480,843

		4,129,401

Containers & Packaging (0.3%):
200,000	Ball Corp., 4.00%, 11/15/23	210,250
70,000	Berry Global Escrow Corp., 4.88%, 7/15/26, Callable 7/15/22 @ 102.44(a)	74,298
110,000	Graphic Packaging International LLC, 4.75%, 7/15/27, Callable 4/15/27 @ 100(a)	118,250
494,245	Reynolds Group Issuer, Inc., 5.75%, 10/15/20, Callable 2/10/20 @ 100	494,245

		897,043

Diversified Financial Services (0.2%):
600,000	Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100(a)	618,526
35,000	Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/10/20 @ 101.34	35,525
66,000	Level 3 Financing, Inc., 4.63%, 9/15/27, Callable 9/15/22 @ 102.31(a)	67,568

		721,619

Diversified Telecommunication Services (0.8%):
375,000	AT&T, Inc., 3.07%(US0003M+118bps), 6/12/24	381,129
700,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	778,476
255,000	AT&T, Inc., 4.30%, 12/15/42, Callable 6/15/42 @ 100	272,996
390,000	AT&T, Inc., 4.80%, 6/15/44, Callable 12/15/43 @ 100	443,846
500,000	AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100	596,244
175,000	Qwest Corp., 7.25%, 9/15/25	200,794

		2,673,485

Electric Utilities (1.9%):
280,000	American Transmission Systems, Inc., 5.00%, 9/1/44, Callable 3/1/44 @ 100(a)	349,541
500,000	Appalachian Power Co., Series H, 5.95%, 5/15/33	631,674

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$400,000	Cleco Power LLC, 6.00%, 12/1/40	$504,896
1,000,000	Duke Energy Progress, Inc., 4.15%, 12/1/44, Callable 6/1/44 @ 100	1,122,227
936,000	Duquesne Light Holdings, Inc., 6.40%, 9/15/20(a)	961,703
750,000	Jersey Central Power & Light Co., 6.40%, 5/15/36	961,758
1,250,000	NextEra Energy Capital Holdings, Inc., 2.46%(US0003M+55bps), 8/28/21, Callable 2/10/20 @ 100	1,247,733
700,000	Public Service Oklahoma, 4.40%, 2/1/21	716,211

		6,495,743

Equity Real Estate Investment Trusts (1.4%):
590,000	American Campus Communities Operating Partnership LP, 3.63%, 11/15/27, Callable 8/15/27 @ 100	613,954
205,000	GLP Capital LP, 5.25%, 6/1/25, Callable 3/1/25 @ 100	223,597
105,000	GLP Capital LP, 5.75%, 6/1/28, Callable 3/3/28 @ 100	118,726
290,000	GLP Capital LP, 5.30%, 1/15/29, Callable 10/15/28 @ 100	323,313
245,000	GLP Capital LP, 4.00%, 1/15/30, Callable 10/15/29 @ 100	249,602
440,000	GLP Capital LP/GLP Financing II, Inc., 5.38%, 4/15/26, Callable 1/15/26 @ 100	481,229
411,000	HCP, Inc., 4.25%, 11/15/23, Callable 8/15/23 @ 100	438,680
265,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/17/24 @ 100	281,653
100,000	MGM Growth/MGM Finance, 5.63%, 5/1/24, Callable 2/1/24 @ 100	109,125
112,000	SBA Communications Corp., 4.88%, 9/1/24, Callable 2/10/20 @ 103.66	116,480
1,440,000	Welltower, Inc., 3.75%, 3/15/23, Callable 12/15/22 @ 100	1,499,294

		4,455,653

Food & Staples Retailing (0.5%):
322,000	Rite Aid Corp., 6.13%, 4/1/23, Callable 2/10/20 @ 103.06(a)	295,435
190,000	The Kroger Co., 5.40%, 1/15/49, Callable 7/15/48 @ 100	231,083
790,000	Walgreens Boots Alliance, Inc., 3.80%, 11/18/24, Callable 8/18/24 @ 100	822,339
300,000	Walgreens Boots Alliance, Inc., 4.80%, 11/18/44, Callable 5/18/44 @ 100	305,748

		1,654,605

Food Products (0.6%):
415,000	Kraft Heinz Foods Co., 5.20%, 7/15/45, Callable 1/15/45 @ 100	448,827
375,000	Kraft Heinz Foods Co., 4.38%, 6/1/46, Callable 12/1/45 @ 100	369,813
820,000	Kraft Heinz Foods Co., 4.88%, 10/1/49, Callable 4/1/49 @ 100(a)	855,433
199,000	Post Holdings, Inc., 5.50%, 12/15/29, Callable 12/15/24 @ 102.75(a)	212,184

		1,886,257

See accompanying notes to the financial statements.

6

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Equipment & Supplies (0.3%):
$360,000	Becton Dickinson & Co., 2.40%, 6/5/20	$360,325
375,000	Becton Dickinson & Co., 2.84%(US0003M+88bps), 12/29/20, Callable 2/10/20 @ 100	375,434
92,000	Teleflex, Inc., 4.63%, 11/15/27, Callable 11/15/22 @ 102.31	97,520

		833,279

Health Care Providers & Services (1.9%):
200,000	Aetna, Inc., 3.50%, 11/15/24, Callable 8/15/24 @ 100	208,951
500,000	Anthem, Inc., 3.50%, 8/15/24, Callable 5/15/24 @ 100	523,858
1,300,000	Cigna Corp., 4.13%, 11/15/25, Callable 9/15/25 @ 100	1,407,505
500,000	Cigna Corp., 3.05%, 10/15/27, Callable 7/15/27 @ 100(a)	502,478
50,000	Community Health Systems, Inc., 8.63%, 1/15/24, Callable 1/15/21 @ 104.31(a)	52,875
69,000	Community Health Systems, Inc., 8.00%, 3/15/26, Callable 3/15/22 @ 104(a)	71,588
1,250,000	CVS Health Corp., 5.05%, 3/25/48, Callable 9/25/47 @ 100	1,480,994
164,000	Encompass Health Corp., 4.75%, 2/1/30, Callable 2/1/25 @ 102.38	170,150
93,000	HCA, Inc., 5.25%, 4/15/25	103,928
160,000	HCA, Inc., 5.88%, 2/1/29, Callable 8/1/28 @ 100	184,800
320,000	HCA, Inc., 5.13%, 6/15/39, Callable 12/15/38 @ 100	354,400
145,000	HCA, Inc., 5.25%, 6/15/49, Callable 12/15/48 @ 100	163,125
75,000	Humana, Inc., 4.95%, 10/1/44, Callable 4/1/44 @ 100	88,782
300,000	Humana, Inc., 3.95%, 8/15/49, Callable 2/15/49 @ 100	315,567
170,000	Molina Healthcare, Inc., 5.38%, 11/15/22, Callable 8/15/22 @ 100	181,050
156,000	Tenet Healthcare Corp., 4.63%, 7/15/24, Callable 7/15/20 @ 102.31	160,290
30,000	Tenet Healthcare Corp., 5.13%, 11/1/27, Callable 11/1/22 @ 102.56(a)	31,575

		6,001,916

Hotels, Restaurants & Leisure (0.1%):
137,000	Churchill Downs, Inc., 5.50%, 4/1/27, Callable 4/1/22 @ 102.75(a)	144,878
100,000	Churchill Downs, Inc., 4.75%, 1/15/28, Callable 1/15/23 @ 102.38(a)	103,250

		248,128

Household Products (0.1%):
200,000	Spectrum Brands, Inc., 5.75%, 7/15/25, Callable 7/15/20 @ 102.88	209,000

Industrial Conglomerates (0.6%):
735,000	General Electric Capital Corp., 5.50%, 1/8/20, MTN	735,348
150,000	General Electric Capital Corp., 4.65%, 10/17/21	156,284
190,000	General Electric Capital Corp., Series A, 6.75%, 3/15/32, MTN	243,595
273,000	General Electric Capital Corp., 5.88%, 1/14/38, MTN	329,447
300,000	General Electric Co., 4.63%, 1/7/21, MTN	306,859
150,000	General Electric Co., 4.13%, 10/9/42	155,483

		1,927,016

Principal Amount		Fair Value
Corporate Bonds, continued
Insurance (0.5%):
$900,000	Farmers Exchange Capital III, 5.45%(US0003M+345bps), 10/15/54, Callable 10/15/34 @ 100(a)	$1,016,540
670,000	Farmers Insurance Exchange, 4.75%(US0003M+323bps), 11/1/57, Callable 11/1/37 @ 100(a)	679,647

		1,696,187

Life Sciences Tools & Services (0.1%):
200,000	IQVIA, Inc., 5.00%, 5/15/27, Callable 5/15/22 @ 102.5(a)	211,500

Media (0.3%):
125,000	CCO Holdings LLC, 5.38%, 6/1/29, Callable 6/1/24 @ 102.69(a)	133,438
250,000	Charter Communications Operating LLC, 6.48%, 10/23/45, Callable 4/23/45 @ 100	312,054
200,000	CSC Holdings LLC, 5.50%, 5/15/26, Callable 5/15/21 @ 102.75(a)	211,500
290,000	Time Warner Cable, Inc., 5.88%, 11/15/40, Callable 5/15/40 @ 100	332,662

		989,654

Oil, Gas & Consumable Fuels (1.4%):
146,000	Antero Resources Corp., 5.13%, 12/1/22, Callable 2/10/20 @ 101.28	130,670
40,000	Antero Resources Corp., 5.63%, 6/1/23, Callable 2/10/20 @ 102.81	32,100
304,000	Antero Resources Corp., 5.00%, 3/1/25, Callable 3/1/20 @ 103.75	229,520
35,000	Endeavor Energy Resources LP, 5.75%, 1/30/28, Callable 1/30/23 @ 102.88(a)	36,750
500,000	Energy Transfer Operating LP, 5.88%, 1/15/24, Callable 10/15/23 @ 100	553,534
210,000	Energy Transfer Operating LP, 5.50%, 6/1/27, Callable 3/1/27 @ 100	235,998
700,000	Energy Transfer Partners LP, 5.95%, 10/1/43, Callable 4/1/43 @ 100	776,751
160,000	EQT Corp., 3.90%, 10/1/27, Callable 7/1/27 @ 100^	148,836
400,000	Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	474,082
60,000	Matador Resources Co., 5.88%, 9/15/26, Callable 9/15/21 @ 104.41	60,300
200,000	Occidental Petroleum Corp., 4.50%, 7/15/44, Callable 1/15/44 @ 100	200,214
70,000	Parsley Energy LLC, 5.38%, 1/15/25, Callable 2/10/20 @ 104.03(a)	71,925
150,000	Plains All American Pipeline LP, 4.65%, 10/15/25, Callable 7/15/25 @ 100	160,522
154,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100^	132,825
200,000	Rockies Express Pipeline LLC, 5.63%, 4/15/20(a)	201,500
250,000	Rockies Express Pipeline LLC, 4.95%, 7/15/29, Callable 4/15/29 @ 100(a)	249,375
60,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.88%, 1/15/29, Callable 1/15/24 @ 103.44(a)	66,450
600,000	TC PipeLines LP, 3.90%, 5/25/27, Callable 2/25/27 @ 100	626,557
350,000	Williams Partners LP, 6.30%, 4/15/40	434,425

		4,822,334

See accompanying notes to the financial statements.

7

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Corporate Bonds, continued
Pharmaceuticals (0.8%):
$64,000	Bausch Health Cos., Inc., 5.75%, 8/15/27, Callable 8/15/22 @ 102.88(a)	$69,520
830,000	Bayer US Finance II LLC, 4.38%, 12/15/28, Callable 9/15/28 @ 100(a)	905,377
410,000	Bayer US Finance II LLC, 4.63%, 6/25/38, Callable 12/25/37 @ 100(a)	449,031
680,000	Bayer US Finance II LLC, 4.88%, 6/25/48, Callable 12/25/47 @ 100(a)	777,092
200,000	Catalent Pharma Solutions, Inc., 4.88%, 1/15/26, Callable 10/15/20 @ 102.44(a)	207,000

		2,408,020

Semiconductors & Semiconductor Equipment (0.3%):
880,000	Broadcom Cayman Finance, Ltd., 3.00%, 1/15/22, Callable 12/15/21 @ 100	893,997

Software (0.0%†):
91,000	SS&C Technologies, Inc., 5.50%, 9/30/27, Callable 3/30/22 @ 104.13(a)	97,143

Textiles, Apparel & Luxury Goods (0.0%†):
81,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 9/1/27, Callable 9/1/22 @ 105.16	84,341

Tobacco (0.4%):
615,000	BAT Capital Corp., 4.54%, 8/15/47, Callable 2/15/47 @ 100	615,974
580,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	665,079

		1,281,053

Trading Companies & Distributors (0.4%):
545,000	Air Lease Corp., 4.75%, 3/1/20	547,342
655,000	Air Lease Corp., 3.50%, 1/15/22	671,527

		1,218,869

Wireless Telecommunication Services (0.5%):
220,000	Sprint Nextel Corp., 7.00%, 3/1/20(a)	221,100
453,250	Sprint Spectrum Co. LLC, 3.36%, 3/20/23(a)	456,868
715,000	Sprint Spectrum Co. LLC, 4.74%, 3/20/25(a)	756,104

		1,434,072

Total Corporate Bonds (Cost $51,889,490)		54,822,890

Foreign Bonds (1.5%):
Sovereign Bond (1.5%):
170,000,000	Japan Treasury Discount Bill, 1/14/20+(c)	1,564,856
175,000,000	Japan Treasury Discount Bill, 1/20/20+(c)	1,610,923
175,000,000	Japan Treasury Discount Bill, 1/27/20+(c)	1,610,973

		4,786,752

Total Foreign Bonds (Cost $4,819,257)		4,786,752

Yankee Dollars (4.2%):
Banks (0.4%):
485,000	Lloyds Banking Group plc, 2.86%(US0003M+125bps), 3/17/23, Callable 3/17/22 @ 100	489,851
425,000	Lloyds Banking Group plc, 2.91%(US0003M+81bps), 11/7/23, Callable 11/7/22 @ 100	431,365
500,000	Santander UK Group Holdings plc, 2.88%, 8/5/21	504,850

		1,426,066

Principal Amount		Fair Value
Yankee Dollars, continued
Beverages (0.1%):
$165,000	Bacardi, Ltd., 4.70%, 5/15/28, Callable 2/15/28 @ 100(a)	$179,616
175,000	Bacardi, Ltd., 5.30%, 5/15/48, Callable 11/15/47 @ 100(a)	201,396

		381,012

Containers & Packaging (0.1%):
200,000	Trivium Packaging Finance BV, 5.50%, 8/15/26, Callable 8/15/22 @ 102.75(a)	211,750

Diversified Financial Services (1.3%):
625,000	GE Capital International Funding, 2.34%, 11/15/20	625,776
1,631,000	GE Capital International Funding, 4.42%, 11/15/35	1,734,488
111,000	Intelsat Jackson Holdings SA, 8.50%, 10/15/24, Callable 10/15/20 @ 106.38(a)	101,288
540,000	Intelsat Jackson Holdings SA, 9.75%, 7/15/25, Callable 7/15/21 @ 104.88(a)	499,499
200,000	NXP BV/NXP Funding LLC, 4.13%, 6/1/21(a)	205,000
29,000	OI European Group BV, 4.00%, 3/15/23, Callable 12/15/22 @ 100(a)	29,218
325,000	Park Aerospace Holdings, 5.25%, 8/15/22, Callable 7/15/22 @ 100(a)	346,034
150,000	Park Aerospace Holdings, 4.50%, 3/15/23, Callable 2/15/23 @ 100(a)	157,313
150,000	Park Aerospace Holdings, 5.50%, 2/15/24(a)	164,754
175,000	Virgin Media Secured Finance plc, 5.50%, 5/15/29, Callable 5/15/24 @ 102.75(a)	185,281

		4,048,651

Energy Equipment & Services (0.1%):
67,900	Transocean Phoenix 2, Ltd., 7.75%, 10/15/24, Callable 10/15/20 @ 103.88(a)	71,974
134,390	Transocean Pontus, Ltd., 6.13%, 8/1/25, Callable 8/1/21 @ 104.59(a)	138,086
121,000	Transocean Poseidon, Ltd., 6.88%, 2/1/27, Callable 2/1/22 @ 105.16(a)	127,958
48,300	Transocean Proteus, Ltd., 6.25%, 12/1/24, Callable 12/1/20 @ 103.13(a)	49,809

		387,827

Food & Staples Retailing (0.2%):
475,000	Alimentation Couche-Tard, Inc., 3.55%, 7/26/27, Callable 4/26/27 @ 100(a)	487,034

Industrial Conglomerates (0.1%):
465,000	Siemens Financieringsmat, 1.70%, 9/15/21(a)	464,134

Metals & Mining (0.1%):
200,000	Indonesia Asahan Aluminium Persero PT, 6.53%, 11/15/28(a)	245,750

Oil, Gas & Consumable Fuels (0.5%):
151,000	Petrobras Global Finance BV, 5.09%, 1/15/30(a)	162,325
135,000	Petroleos Mexicanos, 6.50%, 1/23/29	141,656
365,000	Petroleos Mexicanos, 6.63%, 6/15/35	371,290
710,000	Petroleos Mexicanos, 6.75%, 9/21/47	711,493
255,000	Petroleos Mexicanos, 7.69%, 1/23/50, Callable 7/23/49 @ 100(a)	278,762

		1,665,526

See accompanying notes to the financial statements.

8

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
Yankee Dollars, continued
Pharmaceuticals (0.2%):
$428,000	Actavis Funding SCS, 4.55%, 3/15/35, Callable 9/15/34 @ 100	$455,071
215,000	Bausch Health Cos., Inc., 7.00%, 3/15/24, Callable 3/15/20 @ 103.5(a)	223,600

		678,671

Professional Services (0.2%):
121,000	IHS Markit, Ltd., 5.00%, 11/1/22, Callable 8/1/22 @ 100(a)	128,411
125,000	IHS Markit, Ltd., 4.75%, 2/15/25, Callable 11/15/24 @ 100(a)	135,938
104,000	IHS Markit, Ltd., 4.00%, 3/1/26, Callable 12/1/25 @ 100(a)	109,460
295,000	IHS Markit, Ltd., 4.75%, 8/1/28, Callable 5/1/28 @ 100	328,188

		701,997

Sovereign Bond (0.1%):
200,000	Oman Government International Bond, 5.63%, 1/17/28(a)	206,990
200,000	Russian Federation, 4.75%, 5/27/26	223,290

		430,280

Thrifts & Mortgage Finance (0.1%):
230,000	Nationwide Building Society, 3.62%(US0003M+118bps), 4/26/23, Callable 4/26/22 @ 100(a)	236,325

Trading Companies & Distributors (0.4%):
530,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.50%, 5/15/21	546,563
555,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95%, 2/1/22, Callable 1/1/22 @ 100	573,037

		1,119,600

Wireless Telecommunication Services (0.3%):
868,000	Vodafone Group plc, 4.88%, 6/19/49	1,000,762

Total Yankee Dollars (Cost $12,823,286)		13,485,385

Municipal Bonds (0.5%):
California (0.5%):
800,000	California State, Build America Bonds, GO, 7.95%, 3/1/36, Continuously Callable @100	807,584
700,000	Los Angeles Unified School District, Build America Bonds, GO, 5.76%, 7/1/29	847,357

		1,654,941

Total Municipal Bonds (Cost $1,646,924)		1,654,941

U.S. Government Agency Mortgages (32.9%):
Federal Home Loan Mortgage Corporation (14.8%):
860,000	Class A3, Series K151, 3.51%, 4/25/30	916,554
458,026	3.00%, 3/1/31, Pool #G18592	471,563
1,019,460	2.50%, 12/1/31, Pool #G16598	1,035,191
531,808	2.50%, 7/1/32, Pool #G16660	540,756
665,000	Class A3, Series K158, 3.90%, 10/25/33	745,152
1,402,566	3.50%, 1/1/34, Pool #G16756	1,465,641
1,580,441	3.50%, 4/1/44, Pool #G07848	1,688,502
2,253,571	3.50%, 4/1/45, Pool #G60023	2,387,425
1,990,065	4.00%, 12/1/45, Pool #G60344	2,133,837
1,903,655	3.50%, 6/1/46, Pool #G08711	1,995,652

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$2,159,673	3.00%, 6/1/46, Pool #G08710	$2,211,728
1,065,288	3.00%, 8/1/46, Pool #G08715	1,090,957
1,293,886	3.50%, 8/1/46, Pool #G08716	1,356,464
508,093	3.50%, 9/1/46, Pool #G08722	532,651
284,292	3.00%, 9/1/46, Pool #G08721	291,141
1,415,222	3.00%, 10/1/46, Pool #G08726	1,449,318
1,540,518	3.00%, 11/1/46, Pool #G08732	1,577,652
1,789,843	3.00%, 1/1/47, Pool #G08741	1,834,451
1,277,412	3.50%, 4/1/47, Pool #G67703	1,348,785
693,781	Class PA, Series 4846, 4.00%, 6/15/47	748,555
548,515	3.00%, 12/1/47, Pool #G08791	563,801
1,038,031	3.50%, 12/1/47, Pool #G08792	1,076,717
1,778,976	3.50%, 12/1/47, Pool #G67706	1,870,827
2,889,645	3.50%, 1/1/48, Pool #G67707	3,077,589
1,276,213	3.50%, 2/1/48, Pool #G08800	1,325,914
1,807,574	4.00%, 3/1/48, Pool #G67711	1,934,103
1,000,365	3.50%, 3/1/48, Pool #G67710	1,036,838
3,346,832	3.50%, 3/1/48, Pool #G67708	3,507,666
345,621	Class CA, Series 4818, 3.00%, 4/15/48	351,772
1,588,695	3.50%, 6/1/48, Pool #G08816	1,650,342
642,201	4.00%, 6/1/48, Pool #G67713	687,059
330,625	5.00%, 7/1/48, Pool #G08833	353,638
957,001	4.50%, 10/1/48, Pool #G08843	1,012,619
1,371,867	4.00%, 1/1/49, Pool #G67718	1,456,029
1,260,106	Class HZ, Series 4639, 3.25%, 4/15/53	1,327,600

		47,054,489

Federal National Mortgage Association (10.9%):
1,245,000	3.06%, 5/1/22, Pool #471258	1,273,700
1,820,000	Class A2, Series 2018-M1, 2.99%, 12/25/27	1,899,752
1,000,000	Class A2, Series 2018-M14, 3.58%, 8/25/28, Pool #A2	1,082,430
1,050,000	3.85%, 7/1/30, Pool #AN9776	1,161,418
850,000	3.82%, 11/1/30, Pool #BL0242	939,982
682,304	3.53%, 12/1/30, Pool #AN0475	737,166
722,194	3.17%, 5/1/31, Pool #AN6553	760,539
796,536	3.50%, 1/1/32, Pool #AB4262	831,279
149,998	3.00%, 7/1/32, Pool #MA3060	154,638
534,910	3.00%, 10/1/33, Pool #MA1676	552,036
3,235,000	2.50%, 12/1/34, Pool #MA3896	3,264,882
3,044,860	2.50%, 12/1/34, Pool #MA3864	3,072,986
847,822	3.21%, 11/1/37, Pool #AN7345	899,076
66,565	4.00%, 8/1/42, Pool #MA1146	70,455
1,110,312	3.50%, 4/1/43, Pool #MA1404	1,167,604
673,383	4.50%, 2/1/46, Pool #AL9106	725,556
510,677	Class QA, Series 2018-57, 3.50%, 5/25/46	535,238
1,344,617	Class PA, Series 2018-55, 3.50%, 1/25/47	1,414,632
786,417	4.00%, 6/1/47, Pool #AS9830	825,532
676,283	4.00%, 7/1/47, Pool #AS9972	709,920
37,950	4.00%, 8/1/47, Pool #MA3088	39,768
1,717,860	3.50%, 1/1/48, Pool #CA0996	1,791,589
133,126	3.50%, 1/1/48, Pool # MA3238	138,169
1,585,846	4.50%, 5/1/48, Pool #CA1710	1,683,965
144,283	4.50%, 5/1/48, Pool #CA1711	153,210
1,473,110	Class CT, Series 2018-43, 3.00%, 6/25/48	1,487,823
1,083,413	4.50%, 8/1/48, Pool #CA2208	1,144,286
2,025,000	3.00%, 1/25/49, TBA	2,053,477

See accompanying notes to the financial statements.

9

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$1,587,971	3.00%, 10/1/49, Pool# MA3811	$1,598,507
470,000	3.00%, 1/1/50, Pool #MA3905	476,781
700,000	2.50%, 1/25/50, TBA	692,234
1,275,000	5.00%, 1/25/50, TBA	1,363,055

		34,701,685

Government National Mortgage Association (7.2%):
776,300	3.50%, 3/20/46, Pool #MA3521	807,547
807,880	3.50%, 4/20/46, Pool #MA3597	837,672
156,417	3.50%, 5/20/46, Pool #MA3663	162,958
331,209	3.50%, 9/20/46, Pool #MA3937	344,306
1,815,260	3.00%, 12/20/46, Pool #MA4126	1,873,866
1,383,465	3.50%, 1/20/47, Pool #MA4196	1,438,525
220,989	5.00%, 3/20/47, Pool #MA4324	239,492
314,903	3.50%, 6/20/47, Pool #MA4510	327,542
568,474	5.00%, 6/20/47, Pool #MA4513	602,054
882,332	4.00%, 9/20/47, Pool #MA4720	923,770
419,077	5.00%, 9/20/47, Pool #MA4722	450,932
609,732	4.00%, 11/20/47, Pool #MA4838	638,368
374,332	3.50%, 11/20/47, Pool #MA4837	389,345
1,530,411	3.00%, 11/20/47, Pool #MA4836	1,573,575
293,934	4.00%, 12/20/47, Pool #MA4901	307,739
3,135,069	3.50%, 12/20/47, Pool #MA4900	3,260,785
1,115,984	4.00%, 3/20/48, Pool #MA5078	1,159,623
2,317,768	4.50%, 8/20/48, Pool #MA5399	2,439,681
623,887	4.00%, 9/20/48, Pool #MA5466	646,961
615,176	Class NW, Series 2018-124, 3.50%, 9/20/48	654,419
2,100,000	3.00%, 1/20/49, TBA	2,156,766
1,578,143	3.00%, 10/20/49, Pool# MA6209	1,597,051

		22,832,977

Total U.S. Government Agency Mortgages (Cost $102,208,576)		104,589,151

U.S. Treasury Obligations (29.4%):
U.S. Treasury Bills (0.1%):
405,000	1.45%, 3/19/20(c)(d)	403,718

Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Bonds (5.5%):
$17,430,000	2.38%, 11/15/49	$17,421,830

U.S. Treasury Inflation Index Bonds (1.2%):
3,456,456	1.00%, 2/15/49	3,842,329

U.S. Treasury Inflation Index Notes (2.1%):
466,004	0.13%, 7/15/24	468,805
2,768,197	0.13%, 10/15/24	2,783,097
3,540,079	0.25%, 7/15/29	3,573,551

		6,825,453

U.S. Treasury Notes (20.5%):
6,586,000	1.50%, 10/31/21	6,576,738
6,435,000	1.50%, 11/30/21	6,425,951
14,252,000	1.50%, 10/31/24	14,131,750
30,370,000	1.50%, 11/30/24	30,118,499
7,970,000	1.75%, 11/15/29	7,855,431

		65,108,369

Total U.S. Treasury Obligations (Cost $93,901,835)		93,601,699

Commercial Paper (0.3%):
1,035,000	Ford Motor Credit Co., 3.02%(a)(c)(d)	1,011,110

Total Commercial Paper (Cost $1,009,956)		1,011,110

Short-Term Securities Held as Collateral for Securities on Loan (0.1%):
289,338	BlackRock Liquidity FedFund, Institutional Class, 2.00%(d)(e)	289,338

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $289,338)		289,338

Unaffiliated Investment Companies (1.2%):
Money Markets (1.2%):
3,861,731	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(d)	3,861,731

Total Unaffiliated Investment Companies (Cost $3,861,731)		3,861,731

Total Investment Securities (Cost $318,085,052) — 101.8%(f)		324,207,855
Net other assets (liabilities) — (1.8)%		(5,800,856)

Net Assets — 100.0%		$318,406,999

Percentages indicated are based on net assets as of December 31, 2019.

12MTA—12 Month Treasury Average

GO—General Obligation

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

US0006M—6 Month US Dollar LIBOR

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $278,845.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2019.

(c)	All or a portion of this security has been pledged as collateral for open derivative positions.

(d)	The rate represents the effective yield at December 31, 2019.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2019

Futures Contracts

At December 31, 2019, the Fund’s open futures contracts were as follows:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Euro-Bobl March Futures (Euro)	3/6/20	44	$(6,594,719)	$26,099

				$26,099

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

U.S. Treasury 2-Year Note March Futures (U.S. Dollar)	3/31/20	101	21,765,500	$(10,890)
U.S. Treasury 5-Year Note March Futures (U.S. Dollar)	3/31/20	320	37,955,000	(23,093)

				$(33,983)

Total Net Futures Contracts				$(7,884)

Forward Currency Contracts

At December 31, 2019, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)

U.S. Dollar	1,593,917	Japanese Yen	170,000,000	Goldman Sachs	1/14/20	$27,806
U.S. Dollar	1,637,105	Japanese Yen	175,000,000	Goldman Sachs	1/21/20	24,258
U.S. Dollar	1,623,776	Japanese Yen	175,000,000	Bank of America	1/27/20	10,351

						$62,415

Total Net Forward Currency Contracts						$62,415

Swap Agreements

Cash of $75,099 has been segregated to cover margin requirements for the following open centrally cleared interest rate swap agreements as of December 31, 2019:

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Expiration Date	Notional Amount	Upfront Premiums Paid/ (Received)		Value	Unrealized Appreciation/ (Depreciation)
3-Month U.S. Dollar LIBOR	Quarterly	2.26%	Semi-annually	4/11/22	17,660,000	USD	$—	$214,679	$214,679
3-Month U.S. Dollar LIBOR	Quarterly	2.28%	Semi-annually	5/8/22	8,555,000	USD	—	107,774	107,774
2.34%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	4/11/25	7,260,000	USD	—	(213,917)	(213,917)
2.37%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	5/8/25	3,505,000	USD	—	(108,266)	(108,266)

								$270	$270

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts and Swap Agreements

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Forward currency contracts	$—	$—	$62,415	$—

Centrally cleared swap agreements(a)	$—	$—	$322,453	$(322,183)

(a)

Includes cumulative unrealized appreciation (depreciation) on these swap agreements as reported in the Schedule of Portfolio Investments. Only current day’s variation margin for centrally cleared swap agreements is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

See accompanying notes to the financial statements.

11

AZL MetWest Total Return Bond Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$318,085,052

Investment securities, at value(a)	$324,207,855
Cash	28,291
Segregated cash for collateral on centrally cleared swap agreements	75,099
Interest and dividends receivable	1,374,032
Unrealized appreciation on forward currency contracts	62,415
Receivable for capital shares issued	291
Receivable for investments sold	80,157
Receivable for TBA investments sold	4,469,232
Receivable for variation margin on centrally cleared swap agreements	3,353
Prepaid expenses	1,132

Total Assets	330,301,857

Liabilities:
Payable for investments purchased	516,223
Payable for TBA investments purchased	10,768,911
Payable for capital shares redeemed	93,364
Payable for collateral received on loaned securities	289,338
Payable for variation margin on futures contracts	2,776
Manager fees payable	135,587
Administration fees payable	4,668
Distribution fees payable	67,793
Custodian fees payable	2,819
Administrative and compliance services fees payable	1,181
Transfer agent fees payable	974
Trustee fees payable	291
Other accrued liabilities	10,933

Total Liabilities	11,894,858

Net Assets	$318,406,999

Net Assets Consist of:
Paid in capital	$299,700,559
Total distributable earnings	18,706,440

Net Assets	$318,406,999

Shares of beneficial interest (unlimited number of shares authorized, no par value)	30,170,818
Net Asset Value (offering and redemption price per share)	$10.55

(a)	Includes securities on loan of $278,845.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Interest	$10,135,820
Dividends	153,822
Income from securities lending	7,565

Total Investment Income	10,297,207

Expenses:
Manager fees	1,941,573
Administration fees	127,644
Distribution fees	808,985
Custodian fees	15,945
Administrative and compliance services fees	6,077
Transfer agent fees	5,922
Trustee fees	19,399
Professional fees	16,810
Shareholder reports	5,489
Other expenses	10,203

Total expenses before reductions	2,958,047
Less expenses voluntarily waived/reimbursed by the Manager	(323,592)

Net expenses	2,634,455

Net Investment Income/(Loss)	7,662,752

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	10,060,090
Net realized gains/(losses) on forward currency contracts	(91,373)
Net realized gains/(losses) on futures contracts	1,784,636
Net realized gains/(losses) on swap agreements	1,219
Change in net unrealized appreciation/depreciation on securities and foreign currencies	8,046,697
Change in net unrealized appreciation/depreciation on forward currency contracts	160,237
Change in net unrealized appreciation/depreciation on futures contracts	(798,293)
Change in net unrealized appreciation/depreciation on swap agreements	(10,453)

Net realized and Change in net unrealized gains/losses on investments	19,152,760

Change in Net Assets Resulting From Operations	$26,815,512

See accompanying notes to the financial statements.

12

AZL MetWest Total Return Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$7,662,752	$7,801,955
Net realized gains/(losses) on investments	11,754,572	(6,061,067)
Change in unrealized appreciation/depreciation on investments	7,398,188	(3,320,936)

Change in net assets resulting from operations	26,815,512	(1,580,048)

Distributions to Shareholders:
Distributions	(7,861,474)	(6,944,494)

Change in net assets resulting from distributions to shareholders	(7,861,474)	(6,944,494)

Capital Transactions:
Proceeds from shares issued	8,208,805	12,184,164
Proceeds from dividends reinvested	7,861,474	6,944,494
Value of shares redeemed	(37,961,471)	(55,834,436)

Change in net assets resulting from capital transactions	(21,891,192)	(36,705,778)

Change in net assets	(2,937,154)	(45,230,320)
Net Assets:
Beginning of period	321,344,153	366,574,473

End of period	$318,406,999	$321,344,153

Share Transactions:
Shares issued	787,407	1,225,472
Dividends reinvested	745,871	713,720
Shares redeemed	(3,603,464)	(5,639,247)

Change in shares	(2,070,186)	(3,700,055)

See accompanying notes to the financial statements.

13

AZL MetWest Total Return Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$9.97	$10.20	$10.07	$10.01	$10.07

Investment Activities:
Net Investment Income/(Loss)	0.25 (a)	0.26	0.17	0.16	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	0.60	(0.29)	0.15	0.07	(0.13)

Total from Investment Activities	0.85	(0.03)	0.32	0.23	(0.02)

Distributions to Shareholders From:
Net Investment Income	(0.27)	(0.20)	(0.16)	(0.11)	(0.01)
Net Realized Gains	—	—	(0.03)	(0.06)	(0.03)

Total Dividends	(0.27)	(0.20)	(0.19)	(0.17)	(0.04)

Net Asset Value, End of Period	$10.55	$9.97	$10.20	$10.07	$10.01

Total Return(b)	8.49%	(0.21)%	3.14%	2.30%	(0.20)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$318,407	$321,344	$366,574	$359,253	$392,669
Net Investment Income/(Loss)	2.37%	2.25%	1.63%	1.45%	1.02%
Expenses Before Reductions(c)	0.91%	0.91%	0.91%	0.91%	0.89%
Expenses Net of Reductions	0.81%	0.85%	0.86%	0.86%	0.84%
Portfolio Turnover Rate	203%	184%	198%	185%	256%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

14

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MetWest Total Return Bond Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2019

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $748 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $289,338 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2019, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized Gain/(Loss)

AZL MetWest Total Return Bond Fund	$1,276,800	$—	$—

Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 changed the amortization period for non-contingently callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. The Fund has adopted ASU 2017-08 on a modified retrospective basis as of January 1, 2019. The adoption of ASU 2017-08 did not have a significant impact on the amortized cost of investments as of January 1, 2019, and had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

16

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2019

Forward Currency Contracts

During the year ended December 31, 2019, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2019, the monthly average notional amount for short contracts was $1.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Futures Contracts

During the year ended December 31, 2019, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for long contracts was $57.0 million and the monthly average notional amount for short contracts was $7.6 million for the year ended December 31, 2019. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are reported as “Payable/Receivable for variation margin on centrally cleared swap agreements” on the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments. The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2019, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The monthly average gross notional amount for interest rate swaps was $33 million for the year ended December 31, 2019.

17

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2019

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$26,099	Payable for variation margin on futures contracts*	$33,983

Centrally Cleared Interest Rate Swap Agreements	Receivable for variation margin on centrally cleared swap agreements*	322,453	Payable for variation margin on centrally cleared swap agreements*	322,183

Foreign Exchange Rate Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	62,415	Unrealized depreciation on forward currency contracts	—

*

Includes cumulative appreciation/depreciation of futures contracts and cumulative unrealized gain (loss) on these swap agreements as reported in the Schedule of Portfolio Investments. Only current day’s variation margin for both futures contracts and these centrally cleared swap agreements are reported within the Statement of Assets and Liabilities.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$1,784,636	$(798,293)

Centrally Cleared Interest Rate Swap Agreements	Net realized gains/(losses) on swap agreements/ Change in net unrealized appreciation/depreciation on swap agreements	1,219	(10,453)

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	(91,373)	160,237

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2019. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019.

As of December 31, 2019, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$62,415	$—
Futures contracts	—	2,776
Swap agreements	3,353	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	65,768	2,776
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(3,353)	(2,776)

Total assets and liabilities subject to a MNA	$62,415	$—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2019:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets

Bank of America	$10,351	$—	$—	$—	$10,351
Goldman Sachs	52,064	—	—	—	52,064

Total	$62,415	$—	$—	$—	$62,415

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

18

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2019

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Metropolitan West Asset Management, LLC (“MetWest”), MetWest provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MetWest Total Return Bond Fund	0.60%	0.91%

*	The Manager voluntarily reduced the management fee to 0.50% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $2,429 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2019

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$16,925,918	$—	$16,925,918
Collateralized Mortgage Obligations	—	29,178,940	—	29,178,940
Corporate Bonds+	—	54,822,890	—	54,822,890
Foreign Bonds+	—	4,786,752	—	4,786,752
Yankee Dollars+	—	13,485,385	—	13,485,385
Municipal Bonds	—	1,654,941	—	1,654,941
U.S. Government Agency Mortgages	—	104,589,151	—	104,589,151
U.S. Treasury Obligations	—	93,601,699	—	93,601,699
Commercial Paper	—	1,011,110	—	1,011,110
Short-Term Securities Held as Collateral for Securities on Loan	289,338	—	—	289,338
Unaffiliated Investment Companies	3,861,731	—	—	3,861,731

Total Investment Securities	4,151,069	320,056,786	—	324,207,855

Other Financial Instruments:*
Futures Contracts	(7,884)	—	—	(7,884)
Forward Currency Contracts	—	62,415	—	62,415
Interest Rate Swaps	—	270	—	270

Total Investments	$4,143,185	$320,119,471	$—	$324,262,656

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as futures contracts, forward currency contracts, and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment, except futures contracts and centrally cleared interest rate swaps, which are presented at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MetWest Total Return Bond Fund	$637,653,831	$658,163,734

For the year ended December 31, 2019, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL MetWest Total Return Bond Fund	$592,760,344	$563,596,201

20

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2019

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $318,146,666. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$7,603,202
Unrealized (depreciation)	(1,541,743)

Net unrealized appreciation/(depreciation)	$6,061,459

As of the end of its tax year ended December 31, 2019, the Fund did not have capital loss carry forwards (“CLCFs”).

During the year ended December 31, 2019, the Fund utilized $6,088,635 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MetWest Total Return Bond Fund	$7,861,474	$—	$7,861,474

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MetWest Total Return Bond Fund	$6,944,494	$—	$6,944,494

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

21

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2019

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MetWest Total Return Bond Fund	$11,386,474	$1,258,505	$—	$6,061,461	$18,706,440

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and mark-to-market of futures contracts.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 80% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL MetWest Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MetWest Total Return Bond Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

23

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

25

the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

26

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

27

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

28

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® Mid Cap Index Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

   AZL® Mid Cap Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® Mid Cap Index Fund (Class 2 Shares) (the “Fund”) returned 25.28%†. That compared to a 26.20% total return for its benchmark, the S&P MidCap 400 Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap stock performance.*

Equities rebounded in the first quarter as U.S. trade negotiations with China and relatively strong corporate earnings growth helped investor sentiment recover from steep losses at the end of 2018. Stocks and bonds both received a boost from the Federal Reserve Board’s (the Fed) shift to a more dovish tone in January, as it announced it would refrain from interest rate hikes for the near future. Despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation and slowing but stable economic growth.

In the second quarter, the prospect of lower interest rates generally provided a boost to equities. Renewed trade concerns contributed to volatility during the quarter, however, with the S&P 500 Index2 dropping -6.4% after President Trump threatened to increase tariffs against China and Mexico. The 10-year U.S. Treasury yield declined 50 basis points (0.50%) to 2%—the lowest level since 2016—and the resulting negative spread between three-month and 10-year yields added to uncertainty.

Trade tensions were a key focus for domestic and global investors in the third quarter. The Fed lowered interest rates again in July and September to offset that potential risk as well as weak global growth. U.S. manufacturing and consumer sectors showed signs of weakness. The closely monitored two-year, 10-year Treasury yield spread inverted for the first time since the global financial crisis, but ended the quarter in positive territory.

In the fourth quarter, expectations of a U.S.-China trade deal, strong economic growth and easy monetary policy boosted investors’ appetite for risk, although there were still signs of weakness, including in manufacturing. Despite the strength of the U.S. economy, the Fed cut federal fund rates by 25 basis points (0.25%) to 1.75%, marking the third rate cut of the year.

From a sector perspective, the largest positive contributors in the S&P MidCap 400 Index came from the information technology, industrials, and consumer discretionary sectors. The only negative contributor was the energy sector.

The Fund uses derivatives for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2019. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.*

Past performance does not guarantee future results.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Mid Cap Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400 Index (“S&P 400”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Mid Cap Index Fund (Class 1 Shares)	10/14/16	25.47%†	9.03%	—	—	11.35%
AZL® Mid Cap Index Fund (Class 2 Shares)	5/1/09	25.28%	8.76%	8.40%	11.97%	14.02%
S&P MidCap 400 Index	5/1/09	26.20%	9.26%	9.03%	12.72%	14.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Mid Cap Index Fund (Class 1 Shares)	0.31%
AZL® Mid Cap Index Fund (Class 2 Shares)	0.56%

The above expense ratios are based on the current Fund prospectus dated April 29, 2019. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratios can be found in the Financial Highlights.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P 400”), which is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Mid Cap Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Mid Cap Index Fund, Class 1	$1,000.00	$1,065.40	$1.61	0.31%

AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,064.50	$2.91	0.56%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Mid Cap Index Fund, Class 1	$1,000.00	$1,023.64	$1.58	0.31%

AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,022.38	$2.85	0.56%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	16.1%

Information Technology	15.3

Industrials	15.2

Consumer Discretionary	13.9

Real Estate	10.9

Health Care	9.4

Materials	5.9

Utilities	4.4

Consumer Staples	2.8

Energy	2.0

Communication Services	1.9

Total Common Stocks and Private Placements	97.8

Unaffiliated Investment Companies	2.0

Short-Term Securities Held as Collateral for Securities on Loan	1.5

Total Investment Securities	101.3

Net other assets (liabilities)	(1.3)

Net Assets	100.0%

3

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (96.9%):
Aerospace & Defense (1.4%):
37,793	Axon Enterprise, Inc.*	$2,769,471
27,188	Curtiss-Wright Corp.	3,830,517
35,371	Mercury Systems, Inc.*	2,444,490
23,227	Teledyne Technologies, Inc.*	8,049,085

		17,093,563

Air Freight & Logistics (0.4%):
58,785	XPO Logistics, Inc.*	4,685,165

Airlines (0.3%):
183,865	JetBlue Airways Corp.*	3,441,953

Auto Components (1.4%):
55,440	Adient plc*	1,178,100
91,665	Dana, Inc.	1,668,303
55,549	Delphi Technologies plc*	712,694
161,114	Gentex Corp.	4,669,084
148,117	Goodyear Tire & Rubber Co.	2,303,960
35,046	Lear Corp.	4,808,311
17,810	Visteon Corp.*	1,542,168

		16,882,620

Automobiles (0.2%):
35,155	Thor Industries, Inc.	2,611,665

Banks (7.0%):
101,483	Associated Banc-Corp.	2,236,685
60,428	BancorpSouth Bank	1,898,043
25,650	Bank of Hawaii Corp.	2,440,854
76,990	Bank OZK	2,348,580
48,226	Cathay General Bancorp	1,834,999
66,051	Commerce Bancshares, Inc.^	4,487,505
36,261	Cullen/Frost Bankers, Inc.	3,545,601
92,746	East West Bancorp, Inc.	4,516,730
206,940	F.N.B. Corp.	2,628,138
86,518	First Financial Bankshares, Inc.	3,036,782
198,186	First Horizon National Corp.	3,281,960
104,527	Fulton Financial Corp.	1,821,906
55,545	Hancock Whitney Corp.	2,437,315
98,818	Home Bancshares, Inc.	1,942,762
36,539	International Bancshares Corp.	1,573,735
76,305	PacWest Bancorp	2,920,192
45,837	Pinnacle Financial Partners, Inc.	2,933,568
60,125	Prosperity Bancshares, Inc.	4,322,386
34,385	Signature Bank	4,697,335
128,680	Sterling Bancorp	2,712,574
93,332	Synovus Financial Corp.	3,658,614
97,703	TCF Financial Corp.	4,572,500
32,049	Texas Capital Bancshares, Inc.*	1,819,422
40,927	Trustmark Corp.	1,412,391
27,514	UMB Financial Corp.	1,888,561
140,253	Umpqua Holdings Corp.	2,482,478
64,664	United Bankshares, Inc.	2,499,910
249,460	Valley National Bancorp	2,856,317
58,614	Webster Financial Corp.	3,127,643
36,575	Wintrust Financial Corp.	2,593,168

		84,528,654

Shares		Fair Value
Common Stocks, continued
Beverages (0.2%):
5,870	Boston Beer Co., Inc. (The), Class A*	$2,217,980

Biotechnology (1.2%):
63,756	Arrowhead Pharmaceuticals, Inc.*	4,044,043
193,515	Exelixis, Inc.*	3,409,734
11,186	Ligand Pharmaceuticals, Inc., Class B*	1,166,588
29,925	Repligen Corp.*	2,768,063
27,947	United Therapeutics Corp.*	2,461,572

		13,850,000

Building Products (1.2%):
22,332	Lennox International, Inc.	5,448,337
69,285	Owens Corning, Inc.	4,511,839
78,221	Resideo Technologies, Inc.*	933,177
37,154	Trex Co., Inc.*	3,339,402

		14,232,755

Capital Markets (2.6%):
29,455	Affiliated Managers Group, Inc.	2,496,017
72,060	Eaton Vance Corp.	3,364,481
24,893	Evercore, Inc., Class A	1,861,001
24,167	FactSet Research Systems, Inc.	6,484,005
61,188	Federated Investors, Inc., Class B	1,994,117
48,880	Interactive Brokers Group, Inc., Class A	2,278,786
99,108	Janus Henderson Group plc	2,423,191
51,967	Legg Mason, Inc.	1,866,135
80,385	SEI Investments Co.	5,263,610
43,546	Stifel Financial Corp.	2,641,065

		30,672,408

Chemicals (2.5%):
38,358	Ashland Global Holdings, Inc.	2,935,538
36,288	Cabot Corp.	1,724,406
104,131	Chemours Co. (The)	1,883,730
26,637	Ingevity Corp.*	2,327,541
22,199	Minerals Technologies, Inc.	1,279,328
4,703	NewMarket Corp.	2,288,104
101,692	Olin Corp.	1,754,187
48,986	PolyOne Corp.	1,802,195
82,591	RPM International, Inc.	6,339,684
25,234	Scotts Miracle-Gro Co. (The)	2,679,346
26,952	Sensient Technologies Corp.	1,781,258
119,987	Valvoline, Inc.	2,568,922

		29,364,239

Commercial Services & Supplies (1.8%):
31,860	Brink’s Co. (The)	2,889,065
32,700	Clean Harbors, Inc.*	2,804,025
26,814	Deluxe Corp.	1,338,555
47,205	Healthcare Services Group, Inc.	1,148,026
37,613	Herman Miller, Inc.	1,566,581
27,274	HNI Corp.	1,021,684
82,014	KAR Auction Services, Inc.	1,787,085
22,698	MSA Safety, Inc.	2,868,119
58,038	Stericycle, Inc.*	3,703,404
34,766	Tetra Tech, Inc.	2,995,439

		22,121,983

See accompanying notes to the financial statements.

4

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Communications Equipment (1.1%):
98,524	Ciena Corp.*	$4,205,990
19,828	InterDigital, Inc.	1,080,428
49,168	Lumentum Holdings, Inc.*	3,899,022
41,944	NetScout Systems, Inc.*	1,009,592
36,730	ViaSat, Inc.*	2,688,452

		12,883,484

Construction & Engineering (1.2%):
100,046	AECOM*	4,314,983
20,239	Dycom Industries, Inc.*	954,269
35,763	EMCOR Group, Inc.	3,086,347
89,275	Fluor Corp.	1,685,512
38,406	MasTec, Inc.*	2,464,129
13,710	Valmont Industries, Inc.	2,053,484

		14,558,724

Construction Materials (0.2%):
26,514	Eagle Materials, Inc., Class A	2,403,759

Consumer Finance (0.6%):
27,182	Firstcash, Inc.	2,191,685
30,467	Green Dot Corp., Class A*	709,881
123,882	Navient Corp.	1,694,706
268,873	SLM Corp.	2,395,658

		6,991,930

Containers & Packaging (1.0%):
40,714	AptarGroup, Inc.	4,707,352
16,675	Greif, Inc., Class A	737,035
99,917	O-I Glass, Inc.	1,192,010
49,383	Silgan Holdings, Inc.	1,534,824
63,751	Sonoco Products Co.	3,934,712

		12,105,933

Distributors (0.5%):
25,500	Pool Corp.	5,415,690

Diversified Consumer Services (1.0%):
34,389	Adtalem Global Education, Inc.*	1,202,583
2,770	Graham Holdings Co., Class B	1,770,002
30,714	Grand Canyon Education, Inc.*	2,942,094
116,412	Service Corp. International	5,358,445
29,585	WW International, Inc.*	1,130,443

		12,403,567

Diversified Financial Services (0.3%):
160,427	Jefferies Financial Group, Inc.	3,428,325

Electric Utilities (1.5%):
32,907	ALLETE, Inc.	2,671,061
69,403	Hawaiian Electric Industries, Inc.	3,252,225
32,097	IDA Corp., Inc.	3,427,960
127,489	OGE Energy Corp.	5,669,436
50,730	PNM Resources, Inc.	2,572,518

		17,593,200

Electrical Equipment (1.3%):
25,235	Acuity Brands, Inc.	3,482,430
26,931	EnerSys	2,015,247

Shares		Fair Value
Common Stocks, continued
Electrical Equipment, continued
34,638	Hubbell, Inc.	$5,120,189
99,111	nVent Electric plc	2,535,258
26,075	Regal-Beloit Corp.	2,232,281

		15,385,405

Electronic Equipment, Instruments & Components (3.7%):
51,874	Arrow Electronics, Inc.*	4,395,803
64,301	Avnet, Inc.	2,728,934
24,609	Belden, Inc.	1,353,495
108,842	Cognex Corp.	6,099,506
15,382	Coherent, Inc.*	2,558,796
55,546	II-VI, Inc.*	1,870,234
88,474	Jabil, Inc.	3,656,630
15,513	Littlelfuse, Inc.	2,967,637
75,123	National Instruments Corp.	3,180,708
26,023	SYNNEX Corp.	3,351,762
22,560	Tech Data Corp.*	3,239,616
158,670	Trimble, Inc.*	6,614,952
84,290	Vishay Intertechnology, Inc.	1,794,534

		43,812,607

Energy Equipment & Services (0.5%):
49,333	Apergy Corp.*	1,666,468
28,262	Core Laboratories NV	1,064,630
123,901	Patterson-UTI Energy, Inc.	1,300,961
366,305	Transocean, Ltd.*	2,520,178

		6,552,237

Entertainment (0.4%):
67,896	Cinemark Holdings, Inc.	2,298,279
30,225	World Wrestling Entertainment, Inc., Class A^	1,960,696

		4,258,975

Equity Real Estate Investment Trusts (10.4%):
43,259	Alexander & Baldwin, Inc.	906,709
87,511	American Campus Communities, Inc.	4,115,642
189,694	Brixmor Property Group, Inc.	4,099,287
61,671	Camden Property Trust	6,543,293
75,850	Corecivic, Inc.	1,318,273
23,802	Coresite Realty Corp.	2,668,680
71,369	Corporate Office Properties Trust	2,096,821
93,471	Cousins Properties, Inc.	3,851,005
72,095	Cyrusone, Inc.	4,717,176
104,977	Douglas Emmett, Inc.	4,608,490
24,215	EastGroup Properties, Inc.	3,212,604
50,042	EPR Properties	3,534,967
81,584	First Industrial Realty Trust, Inc.	3,386,552
78,320	Geo Group, Inc. (The)	1,300,895
83,401	Healthcare Realty Trust, Inc.	2,783,091
66,073	Highwoods Properties, Inc.	3,231,630
75,173	JBG SMITH Properties	2,998,651
62,116	Kilroy Realty Corp.	5,211,532
54,779	Lamar Advertising Co., Class A	4,889,574
100,483	Liberty Property Trust	6,034,004
29,711	Life Storage, Inc.	3,217,107

See accompanying notes to the financial statements.

5

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
57,673	Mack-Cali Realty Corp.	$1,333,976
329,550	Medical Properties Trust, Inc.	6,956,802
109,314	National Retail Properties, Inc.	5,861,417
139,730	Omega Healthcare Investors, Inc.	5,917,566
152,462	Parks Hotels & Resorts, Inc.	3,944,192
83,199	Pebblebrook Hotel Trust	2,230,565
42,812	PotlatchDeltic Corp.	1,852,475
12,756	PS Business Parks, Inc.	2,103,082
82,358	Rayonier, Inc.	2,698,048
122,321	Sabra Health Care REIT, Inc.	2,610,330
153,500	Senior Housing Properties Trust	1,295,540
104,809	Service Properties Trust	2,550,003
63,517	Spirit Realty Capital, Inc.	3,123,766
59,163	Tanger Factory Outlet Centers, Inc.^	871,471
38,990	Taubman Centers, Inc.	1,212,199
70,176	The Macerich Co.	1,889,138
73,345	Urban Edge Properties	1,406,757
77,033	Weingarten Realty Investors	2,406,511

		124,989,821

Food & Staples Retailing (0.6%):
77,806	BJ’s Wholesale Club Holdings, Inc.*	1,769,308
23,427	Casey’s General Stores, Inc.	3,724,660
75,241	Sprouts Farmers Market, Inc.*	1,455,913

		6,949,881

Food Products (1.7%):
122,586	Flowers Foods, Inc.	2,665,020
51,166	Hain Celestial Group, Inc.*	1,328,014
42,521	Ingredion, Inc.	3,952,326
12,603	Lancaster Colony Corp.	2,017,740
33,379	Pilgrim’s Pride Corp.*	1,091,994
42,330	Post Holdings, Inc.*	4,618,202
12,557	Sanderson Farms, Inc.	2,212,795
10,686	Tootsie Roll Industries, Inc.	364,820
35,801	TreeHouse Foods, Inc.*	1,736,349

		19,987,260

Gas Utilities (1.6%):
54,979	National Fuel Gas Co.	2,558,723
60,824	New Jersey Resources Corp.	2,710,926
33,587	ONE Gas, Inc.	3,142,736
34,790	Southwest Gas Holdings, Inc.	2,642,996
32,467	Spire, Inc.	2,704,826
133,116	UGI Corp.	6,011,518

		19,771,725

Health Care Equipment & Supplies (3.3%):
30,807	Avanos Medical, Inc.*	1,038,196
23,719	Cantel Medical Corp.	1,681,677
49,023	Globus Medical, Inc., Class A*	2,886,474
32,279	Haemonetics Corp.*	3,708,857
42,520	Hill-Rom Holdings, Inc.	4,827,296
12,245	ICU Medical, Inc.*	2,291,284
45,390	Integra LifeSciences Holdings Corp.*	2,645,329

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
30,825	LivaNova plc*	$2,325,130
31,246	Masimo Corp.*	4,938,743
33,165	NuVasive, Inc.*	2,564,981
20,457	Penumbra, Inc.*	3,360,471
47,124	West Pharmaceutical Services, Inc.	7,084,152

		39,352,590

Health Care Providers & Services (2.3%):
56,409	Acadia Healthcare Co., Inc.*	1,873,907
20,543	Amedisys, Inc.*	3,429,038
10,196	Chemed Corp.	4,478,695
62,797	Encompass Health Corp.	4,349,948
45,142	HealthEquity, Inc.*	3,343,668
53,688	MEDNAX, Inc.*	1,491,990
39,933	Molina Healthcare, Inc.*	5,418,508
55,275	Patterson Cos., Inc.	1,132,032
66,169	Tenet Healthcare Corp.*	2,516,407

		28,034,193

Health Care Technology (0.1%):
103,409	Allscripts Healthcare Solutions, Inc.*	1,014,959

Hotels, Restaurants & Leisure (4.3%):
50,976	Boyd Gaming Corp.	1,526,221
23,801	Brinker International, Inc.	999,642
355,469	Caesars Entertainment Corp.*	4,834,378
26,153	Cheesecake Factory, Inc. (The)	1,016,306
20,219	Choice Hotels International, Inc.	2,091,251
22,578	Churchill Downs, Inc.	3,097,702
15,323	Cracker Barrel Old Country Store, Inc.^	2,355,758
26,049	Domino’s Pizza, Inc.	7,652,674
52,761	Dunkin’ Brands Group, Inc.	3,985,566
41,606	Eldorado Resorts, Inc.*	2,481,382
15,064	Jack in the Box, Inc.	1,175,444
23,831	Marriott Vacations Worldwide Corp.	3,068,480
14,031	Papa John’s International, Inc.	886,058
69,394	Penn National Gaming, Inc.*	1,773,711
34,473	Scientific Games Corp., Class A*	923,187
50,064	Six Flags Entertainment Corp.	2,258,387
41,553	Texas Roadhouse, Inc., Class A	2,340,265
117,211	Wendy’s Co. (The)	2,603,256
57,768	Wyndham Destinations, Inc.	2,986,028
60,610	Wyndham Hotels & Resorts, Inc.	3,806,914

		51,862,610

Household Durables (1.0%):
16,027	Helen of Troy, Ltd.*	2,881,494
54,562	KB Home	1,869,840
28,937	Tempur Sealy International, Inc.*	2,519,255
82,282	Toll Brothers, Inc.	3,250,962
88,679	TRI Pointe Group, Inc.*	1,381,619

		11,903,170

Household Products (0.2%):
40,974	Energizer Holdings, Inc.	2,057,714

See accompanying notes to the financial statements.

6

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates (0.5%):
36,094	Carlisle Cos., Inc.	$5,841,453

Insurance (5.0%):
9,167	Alleghany Corp.*	7,329,658
47,702	American Financial Group, Inc.	5,230,524
69,589	Brighthouse Financial, Inc.*	2,729,976
148,935	Brown & Brown, Inc.	5,879,954
96,259	CNO Financial Group, Inc.	1,745,176
71,545	First American Financial Corp.	4,172,504
320,553	Genworth Financial, Inc., Class A*	1,410,433
25,088	Hanover Insurance Group, Inc. (The)	3,428,777
39,900	Kemper Corp.	3,092,250
17,438	Mercury General Corp.	849,754
181,739	Old Republic International Corp.	4,065,501
26,342	Primerica, Inc.	3,439,212
39,876	Reinsurance Group of America, Inc.	6,502,181
28,126	RenaissanceRe Holdings, Ltd.	5,513,259
25,414	RLI Corp.	2,287,768
37,832	Selective Insurance Group, Inc.	2,466,268

		60,143,195

Interactive Media & Services (0.3%):
66,918	TripAdvisor, Inc.	2,032,969
40,687	Yelp, Inc.*	1,417,128

		3,450,097

Internet & Direct Marketing Retail (0.5%):
75,464	Etsy, Inc.*	3,343,055
58,243	Grubhub, Inc.*^	2,832,940

		6,175,995

IT Services (2.6%):
15,949	CACI International, Inc., Class A*	3,987,091
50,644	CoreLogic, Inc.*	2,213,649
90,256	KBR, Inc.	2,752,808
43,115	LiveRamp Holdings, Inc.*	2,072,538
40,747	Maximus, Inc.	3,031,169
87,577	Perspecta, Inc.	2,315,536
174,434	Sabre Corp.	3,914,299
31,249	Science Applications International Corp.	2,719,288
71,650	Teradata Corp.*	1,918,071
27,571	WEX, Inc.*	5,775,021

		30,699,470

Leisure Products (0.8%):
51,953	Brunswick Corp.	3,116,141
220,818	Mattel, Inc.*^	2,992,084
36,623	Polaris, Inc.	3,724,559

		9,832,784

Life Sciences Tools & Services (1.8%):
13,761	Bio-Rad Laboratories, Inc., Class A*	5,091,983
24,273	Bio-Techne Corp.	5,328,167
31,105	Charles River Laboratories International, Inc.*	4,751,600
40,282	PRA Health Sciences, Inc.*	4,477,344
39,664	Syneos Health, Inc.*	2,359,016

		22,008,110

Shares		Fair Value
Common Stocks, continued
Machinery (4.3%):
39,922	AGCO Corp.	$3,083,975
53,248	Colfax Corp.*^	1,937,162
32,470	Crane Co.	2,804,759
80,605	Donaldson Co., Inc.	4,644,460
106,220	Graco, Inc.	5,523,441
55,855	ITT, Inc.	4,128,243
52,770	Kennametal, Inc.	1,946,685
38,945	Lincoln Electric Holdings, Inc.	3,767,150
32,587	Nordson Corp.	5,306,467
43,345	Oshkosh Corp.	4,102,604
41,777	Terex Corp.	1,244,119
43,175	Timken Co.	2,431,184
67,893	Toro Co.	5,409,035
62,509	Trinity Industries, Inc.	1,384,574
35,913	Woodward, Inc.	4,253,536

		51,967,394

Marine (0.3%):
38,179	Kirby Corp.*	3,418,166

Media (1.1%):
28,070	AMC Networks, Inc., Class A*	1,108,765
3,201	Cable One, Inc.	4,764,592
27,863	John Wiley & Sons, Inc., Class A	1,351,913
25,733	Meredith Corp.	835,551
91,555	New York Times Co. (The), Class A	2,945,324
138,143	Tegna, Inc.	2,305,607

		13,311,752

Metals & Mining (1.9%):
80,302	Allegheny Technologies, Inc.*	1,659,039
30,392	Carpenter Technology Corp.	1,512,914
75,566	Commercial Metals Co.	1,682,855
21,580	Compass Minerals International, Inc.	1,315,517
42,453	Reliance Steel & Aluminum Co.	5,084,171
41,775	Royal Gold, Inc.	5,106,994
137,218	Steel Dynamics, Inc.	4,670,901
108,295	United States Steel Corp.^	1,235,646
23,507	Worthington Industries, Inc.	991,525

		23,259,562

Multiline Retail (0.2%):
6,278	Dillard’s, Inc., Class A^	461,307
34,829	Ollie’s Bargain Outlet Holdings, Inc.*^	2,274,682

		2,735,989

Multi-Utilities (0.8%):
39,139	Black Hills Corp.	3,073,977
127,622	MDU Resources Group, Inc.	3,791,650
32,129	NorthWestern Corp.	2,302,685

		9,168,312

Oil, Gas & Consumable Fuels (1.5%):
189,166	Antero Midstream Corp.^	1,435,770
725,951	Chesapeake Energy Corp.*	599,345
120,705	CNX Resources Corp.*	1,068,239
162,815	EQT Corp.	1,774,684

See accompanying notes to the financial statements.

7

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
129,794	Equitrans Midstream Corp.	$1,734,048
69,830	Matador Resources Co.*	1,254,845
95,131	Murphy Oil Corp.	2,549,511
64,878	PBF Energy, Inc., Class A	2,035,223
41,647	World Fuel Services Corp.	1,808,313
265,416	WPX Energy, Inc.*	3,646,815

		17,906,793

Paper & Forest Products (0.3%):
36,476	Domtar Corp.	1,394,842
74,804	Louisiana-Pacific Corp.	2,219,435

		3,614,277

Personal Products (0.2%):
34,524	Edgewell Personal Care Co.*	1,068,863
35,377	Nu Skin Enterprises, Inc., Class A	1,449,750

		2,518,613

Pharmaceuticals (0.7%):
93,182	Catalent, Inc.*	5,246,146
112,042	Nektar Therapeutics*	2,418,427
31,993	Prestige Consumer Healthcare, Inc.*	1,295,717

		8,960,290

Professional Services (0.9%):
33,628	ASGN, Inc.*	2,386,579
23,967	FTI Consulting, Inc.*	2,652,188
23,946	Insperity, Inc.	2,060,314
37,552	ManpowerGroup, Inc.	3,646,299

		10,745,380

Real Estate Management & Development (0.5%):
32,822	Jones Lang LaSalle, Inc.	5,713,982

Road & Rail (0.8%):
36,204	Avis Budget Group, Inc.*	1,167,217
78,251	Knight-Swift Transportation Holdings, Inc.	2,804,516
25,133	Landstar System, Inc.	2,861,894
33,941	Ryder System, Inc.	1,843,336
28,364	Werner Enterprises, Inc.	1,032,166

		9,709,129

Semiconductors & Semiconductor Equipment (4.0%):
18,536	Cabot Microelectronics Corp.	2,675,116
36,811	Cirrus Logic, Inc.*	3,033,595
68,599	Cree, Inc.*	3,165,844
235,211	Cypress Semiconductor Corp.	5,487,473
48,335	First Solar, Inc.*	2,704,827
34,717	MKS Instruments, Inc.	3,819,217
25,729	Monolithic Power Systems, Inc.	4,580,277
42,191	Semtech Corp.*	2,231,904
27,624	Silicon Laboratories, Inc.*	3,203,832
30,900	SolarEdge Technologies, Inc.*	2,938,281
21,157	Synaptics, Inc.*	1,391,496
106,728	Teradyne, Inc.	7,277,781
27,004	Universal Display Corp.	5,564,713

		48,074,356

Shares		Fair Value
Common Stocks, continued
Software (3.6%):
73,623	ACI Worldwide, Inc.*	$2,789,207
31,326	Blackbaud, Inc.	2,493,550
77,317	CDK Global, Inc.	4,227,694
63,872	Ceridian HCM Holding, Inc.*	4,335,631
26,836	CommVault Systems, Inc.*	1,197,959
18,445	Fair Isaac Corp.*	6,910,972
29,484	J2 Global, Inc.	2,762,946
31,090	LogMeIn, Inc.	2,665,657
40,698	Manhattan Associates, Inc.*	3,245,666
66,200	PTC, Inc.*	4,957,718
24,891	Tyler Technologies, Inc.*	7,467,797

		43,054,797

Specialty Retail (2.2%):
42,768	Aaron’s, Inc.	2,442,480
101,153	American Eagle Outfitters, Inc.	1,486,949
37,500	AutoNation, Inc.*	1,823,625
80,608	Bed Bath & Beyond, Inc.	1,394,518
40,503	Dick’s Sporting Goods, Inc.	2,004,493
35,457	Five Below, Inc.*	4,533,533
68,172	Foot Locker, Inc.	2,658,026
18,415	Murphy U.S.A., Inc.*	2,154,555
10,420	RH*	2,224,670
74,086	Sally Beauty Holdings, Inc.*	1,352,070
44,927	Urban Outfitters, Inc.*	1,247,623
49,430	Williams-Sonoma, Inc.	3,630,139

		26,952,681

Technology Hardware, Storage & Peripherals (0.2%):
81,267	NCR Corp.*	2,857,348

Textiles, Apparel & Luxury Goods (1.0%):
28,117	Carter’s, Inc.	3,074,313
18,465	Columbia Sportswear Co.	1,850,008
17,818	Deckers Outdoor Corp.*	3,008,747
85,288	Skechers U.S.A., Inc., Class A*	3,683,589

		11,616,657

Thrifts & Mortgage Finance (0.6%):
4,885	LendingTree, Inc.*	1,482,304
297,649	New York Community Bancorp, Inc.	3,577,741
49,897	Washington Federal, Inc.	1,828,725

		6,888,770

Trading Companies & Distributors (0.7%):
22,355	GATX Corp.	1,852,112
28,688	MSC Industrial Direct Co., Inc., Class A	2,251,147
69,405	NOW, Inc.*	780,112
20,793	Watsco, Inc.	3,745,859

		8,629,230

Water Utilities (0.5%):
137,466	Aqua America, Inc.	6,452,654

Wireless Telecommunication Services (0.1%):
62,289	Telephone & Data Systems, Inc.	1,584,009

Total Common Stocks (Cost $911,671,123)		1,162,711,989

See accompanying notes to the financial statements.

8

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Private Placements (0.9%):
Internet & Direct Marketing Retail (0.7%):
76,914	Airbnb, Inc., Series D, 0.00%(a)(b)	$8,952,020

Software (0.2%):
229,712	Palantir Technologies, Inc., Series G, 0.00%*(a)(b)	1,359,896
67,672	Palantir Technologies, Inc., Series H, 0.00%(a)(b)	400,618
67,672	Palantir Technologies, Inc., Series H1, 0.00%(a)(b)	400,618

		2,161,132

Total Private Placements (Cost $4,309,378)		11,113,152

Short-Term Securities Held as Collateral for Securities on Loan (1.5%):
18,299,777	BlackRock Liquidity FedFund, Institutional Class, 2.00%(c)(d)	18,299,777

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $18,299,777)		18,299,777

Unaffiliated Investment Companies (2.0%):
Money Markets (2.0%):
24,067,117	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(d)	24,067,117

Total Unaffiliated Investment Companies (Cost $24,067,117)		24,067,117

Total Investment Securities (Cost $958,347,395) — 101.3%(e)		1,216,192,035
Net other assets (liabilities) — (1.3)%		(16,037,743)

Net Assets — 100.0%		$1,200,154,292

Percentages indicated are based on net assets as of December 31, 2019.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $17,958,965.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2019. The total of all such securities represent 0.93% of the net assets of the fund.

(b)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent 0.93% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(d)	The rate represents the effective yield at December 31, 2019.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $924,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2019:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P MidCap 400 E-Mini March Futures (U.S Dollar)	3/20/20	134	$27,668,320	$45,067

				$45,067

See accompanying notes to the financial statements.

9

AZL Mid Cap Index Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$958,347,395

Investment securities, at value(a)	$1,216,192,035
Cash	4,068,624
Segregated cash for collateral for futures contracts	924,000
Interest and dividends receivable	1,346,563
Receivable for variation margin on futures contracts	24,008
Reclaims receivable	7,922
Prepaid expenses	4,178

Total Assets	1,222,567,330

Liabilities:
Payable for investments purchased	2,224,753
Payable for capital shares redeemed	1,265,581
Payable for collateral received on loaned securities	18,299,777
Manager fees payable	252,905
Administration fees payable	7,411
Distribution fees payable	242,372
Custodian fees payable	6,640
Administrative and compliance services fees payable	4,237
Transfer agent fees payable	1,958
Trustee fees payable	1,042
Other accrued liabilities	106,362

Total Liabilities	22,413,038

Net Assets	$1,200,154,292

Net Assets Consist of:
Paid in capital	$899,850,272
Total distributable earnings	300,304,020

Net Assets	$1,200,154,292

Class 1
Net Assets	$50,096,550
Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,049,874
Net Asset Value (offering and redemption price per share)	$8.28

Class 2
Net Assets	$1,150,057,742
Shares of beneficial interest (unlimited number of shares authorized, no par value)	52,494,258
Net Asset Value (offering and redemption price per share)	$21.91

(a)	Includes securities on loan of $17,958,965.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$18,847,776
Interest	13,254
Income from securities lending	298,893
Foreign withholding tax	(5,972)

Total Investment Income	19,153,951

Expenses:
Manager fees	2,946,101
Administration fees	317,654
Distribution fees — Class 2	2,823,400
Custodian fees	35,742
Administrative and compliance services fees	20,397
Transfer agent fees	11,473
Trustee fees	63,489
Professional fees	57,193
Shareholder reports	34,548
Other expenses	267,840

Total expenses	6,577,837

Net Investment Income/(Loss)	12,576,114

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	29,384,338
Net realized gains/(losses) on futures contracts	3,499,155
Change in net unrealized appreciation/depreciation on securities	215,670,335
Change in net unrealized appreciation/depreciation on futures contracts	125,322

Net realized and Change in net unrealized gains/losses on investments	248,679,150

Change in Net Assets Resulting From Operations	$261,255,264

See accompanying notes to the financial statements.

10

AZL Mid Cap Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$12,576,114	$13,575,806
Net realized gains/(losses) on investments	32,883,493	84,980,232
Change in unrealized appreciation/depreciation on investments	215,795,657	(233,799,508)

Change in net assets resulting from operations	261,255,264	(135,243,470)

Distributions to Shareholders:
Class 1	(8,975,429)	(9,683,057)
Class 2	(86,015,224)	(101,907,745)

Change in net assets resulting from distributions to shareholders	(94,990,653)	(111,590,802)

Capital Transactions:
Class 1
Proceeds from shares issued	92,252	21,928
Proceeds from dividends reinvested	8,975,429	9,683,057
Value of shares redeemed	(5,774,892)	(5,556,511)

Total Class 1 Shares	3,292,789	4,148,474

Class 2
Proceeds from shares issued	11,787,126	107,730,060
Proceeds from dividends reinvested	86,015,225	101,907,744
Value of shares redeemed	(132,133,299)	(166,722,565)

Total Class 2 Shares	(34,330,948)	42,915,239

Change in net assets resulting from capital transactions	(31,038,159)	47,063,713

Change in net assets	135,226,452	(199,770,559)
Net Assets:
Beginning of period	1,064,927,840	1,264,698,399

End of period	$1,200,154,292	$1,064,927,840

Share Transactions:
Class 1
Shares issued	10,059	2,559
Dividends reinvested	1,188,799	1,040,071
Shares redeemed	(640,518)	(507,788)

Total Class 1 Shares	558,340	534,842

Class 2
Shares issued	564,844	4,469,475
Dividends reinvested	4,305,066	4,694,046
Shares redeemed	(6,051,749)	(7,047,273)

Total Class 2 Shares	(1,181,839)	2,116,248

Change in shares	(623,499)	2,651,090

See accompanying notes to the financial statements.

11

AZL Mid Cap Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016^		2015

Class 1

Net Asset Value, Beginning of Period	$8.16	$11.25	$10.90	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.12 (a)	0.15	0.25	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	1.79	(1.13)	1.41	0.78

Total from Investment Activities	1.91	(0.98)	1.66	0.90

Distributions to Shareholders From:
Net Investment Income	(0.30)	(0.28)	(0.12)	—
Net Realized Gains	(1.49)	(1.83)	(1.19)	—

Total Dividends	(1.79)	(2.11)	(1.31)	—

Net Asset Value, End of Period	$8.28	$8.16	$11.25	$10.90

Total Return(b)	25.47%	(11.01)%	16.08%	9.00	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$50,096	$44,788	$55,764	$54,300
Net Investment Income/(Loss)(d)	1.31%	1.32%	1.27%	1.26%
Expenses Before Reductions(d)(e)	0.32%	0.31%	0.31%	0.31%
Expenses Net of Reductions(d)	0.32%	0.31%	0.31%	0.31%
Portfolio Turnover Rate(f)	14%	18%	21%	86	%(g)

Class 2

Net Asset Value, Beginning of Period	$19.00	$23.45	$21.45	$21.10		$23.49

Investment Activities:
Net Investment Income/(Loss)	0.23 (a)	0.25	0.24	0.13		0.30
Net Realized and Unrealized Gains/(Losses) on Investments	4.41	(2.65)	3.06	3.67		(0.91)

Total from Investment Activities	4.64	(2.40)	3.30	3.80		(0.61)

Distributions to Shareholders From:
Net Investment Income	(0.24)	(0.22)	(0.11)	(0.24)		(0.27)
Net Realized Gains	(1.49)	(1.83)	(1.19)	(3.21)		(1.51)

Total Dividends	(1.73)	(2.05)	(1.30)	(3.45)		(1.78)

Net Asset Value, End of Period	$21.91	$19.00	$23.45	$21.45		$21.10

Total Return(b)	25.28%	(11.35)%	15.80%	19.52%		(2.67)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,150,058	$1,020,140	$1,208,935	$1,222,550		$406,092
Net Investment Income/(Loss)	1.06%	1.08%	1.02%	1.14%		0.95%
Expenses Before Reductions(e)	0.57%	0.56%	0.56%	0.57%		0.57%
Expenses Net of Reductions	0.57%	0.56%	0.56%	0.57%		0.57%
Portfolio Turnover Rate(f)	14%	18%	21%	86	%(g)	26%

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(g)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

See accompanying notes to the financial statements.

12

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Mid Cap Index Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Private Placements

The Fund may invest in private placement securities which are securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on a “private placement” exemption. These unregistered securities may be restricted and generally are sold to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not with a view to public distribution. Unregistered securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such securities.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

13

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2019

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $29,383 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $18,299,777 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2019, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for long contracts was $17.6 million for the year ended December 31, 2019. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

14

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2019

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts*	$45,067	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$3,499,155	$125,322

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Mid Cap Index Fund Class 1	0.25%	0.46%

AZL Mid Cap Index Fund Class 2	0.25%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2019, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

15

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2019

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $8,854 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$1,162,711,989	$—	$—	$1,162,711,989
Private Placements+	—	—	11,113,152	11,113,152
Short-Term Securities Held as Collateral for Securities on Loan	18,299,777	—	—	18,299,777
Unaffiliated Investment Companies	24,067,117	—	—	24,067,117

Total Investment Securities	1,205,078,883	—	11,113,152	1,216,192,035

Other Financial Instruments:*
Futures Contracts	45,067	—	—	45,067

Total Investments	$1,205,123,950	$—	$11,113,152	$1,216,237,102

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

16

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2019

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Mid Cap Index Fund	$163,081,393	$288,147,235

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2019 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Airbnb, Inc., Series D, 0.00%	4/16/14	$3,131,402	$76,914	$8,952,020	0.76%

Palantir Technologies, Inc., Series H1, 0.00%	10/25/13	237,529	67,672	400,618	0.03%

Palantir Technologies, Inc., Series G, 0.00%	7/19/12	702,919	229,712	1,359,896	0.11%

Palantir Technologies, Inc., Series H, 0.00%	10/25/13	237,529	67,672	400,618	0.03%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $961,329,223. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$314,976,203
Unrealized (depreciation)	(60,113,391)

Net unrealized appreciation/(depreciation)	$254,862,812

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Mid Cap Index Fund	$20,013,506	$74,977,147	$94,990,653

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Mid Cap Index Fund	$34,030,891	$77,559,911	$111,590,802

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

17

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2019

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Mid Cap Index Fund	$13,125,873	$32,315,337	$—	$254,862,810	$300,304,020

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and other miscellaneous differences.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 40% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL Mid Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Mid Cap Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

19

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 43.43% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2019, the Fund declared net short-term capital gain distributions of $6,691,892.

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $74,977,147.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

22

the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3)The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

23

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

25

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® Moderate Index Strategy Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Moderate Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Moderate Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® Moderate Index Strategy Fund (the “Fund”) returned 19.33%. That compared to a 31.49%, 8.72% and 22.11% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1 and the Moderate Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four underlying equity portfolios and one fixed income portfolio. The four equity portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index (S&P 500), the S&P MidCap 400 Index2, the S&P SmallCap 600 Index3 and the MSCI EAFE4 Index. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity portfolios and between 30% and 50% to the underlying fixed income portfolio.*

U.S. equities rebounded strongly in the first quarter of 2019, gaining 13.65% (S&P 500) while reacting positively to the dovish stance taken by the Federal Reserve Board (the Fed). U.S. equities continued to rise throughout the year, gaining in each of the four quarters. U.S. equities reacted favorably to the Fed’s dovish stance and a generally encouraging earnings environment, while mostly shrugging off international trade tensions and stagnating global growth. The S&P 500 Index returned 31.49% for the year, while the S&P 400 Index returned 26.20% and the S&P 600 Index returned 22.78%. Growth stocks continued a longer-term trend, outperforming value stocks for the year.

International developed market equities, as measured by the MSCI EAFE, returned 22.01% for the year. International equities failed to keep pace with U.S. equities, grappling with trade tensions and slowing global growth. U.S. bonds gained during the year, as the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%. Yields mostly fell throughout the year. In particular, September saw 10-year Treasury yield fall to levels last seen in July 2016. The Fed cut interest rates three times. Although the Treasury yield curve was partially inverted at the beginning of the year, the curve continued to flatten during the first three quarters, with the 2-year Treasury briefly out-yielding the

10-year Treasury in August. The curve steepened in the fourth quarter. Meanwhile, credit spreads tightened during the year, leading corporate bonds and other credit-sensitive bonds to outperform U.S. Government bonds.

The Fund, which invests in both U.S. and international markets, underperformed its blended benchmark during the 12-month period. The Fund’s strategic allocation to developed international equities was the primary detractor from relative results, as U.S. equities outperformed during the year. In addition, a strategic allocation to mid- and small-cap U.S. equities detracted, as these stocks underperformed large-cap equities.*

Within the Fund’s fixed income holdings, an underweight to duration kept the Fund from fully benefiting from the decline in interest rates during the year, which caused the Fund’s fixed income allocation to modestly lag its fixed income benchmark.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (S&P 400) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (S&P 600) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]	MSCI EAFE Index (MSCI EAFE) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® Moderate Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a combination of five underlying index funds (the ”Index Strategy Underlying Funds”), allocating 50%–70% of its assets in the underlying equity index funds and 30%–50% of its assets in the underlying bond index fund.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indexes because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by the Fund may decline in value due to rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	1 Year	3 Year	5 Year	10 Year
AZL® Moderate Index Strategy Fund	19.33%	8.63%	6.37%	8.46%
S&P 500 Index	31.49%	15.27%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.75%
Moderate Composite Index	22.11%	10.89%	8.35%	9.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Moderate Index Strategy Fund	1.01%

The above expense ratio is based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.05% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.42%.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Moderate Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Moderate Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Moderate Index Strategy Fund	$1,000.00	$1,062.80	$0.42	0.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Moderate Index Strategy Fund	$1,000.00	$1,024.80	$0.41	0.08%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	45.5%

Fixed Income Funds	39.3

International Equity Funds	15.2

Total Investment Securities	100.0

Net other assets (liabilities)	— †

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Moderate Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Affiliated Investment Companies (100.0%):
Domestic Equity Funds (45.5%):
10,644,430	AZL S&P 500 Index Fund, Class 2	$194,154,397
2,558,963	AZL Mid Cap Index Fund, Class 2	56,066,872
2,141,433	AZL Small Cap Stock Index Fund, Class 2	28,331,154

		278,552,423

Fixed Income Funds (39.3%):
21,462,737	AZL Enhanced Bond Index Fund	240,597,281

		240,597,281

International Equity Funds (15.2%):
5,535,451	AZL International Index Fund, Class 2	92,940,215

		92,940,215

Total Affiliated Investment Companies (Cost $531,924,028)		612,089,919

Total Investment Securities (Cost $531,924,028) — 100.0%(a)		612,089,919
Net other assets (liabilities) — 0.0%†		(105,722)

Net Assets — 100.0%		$611,984,197

Percentages indicated are based on net assets as of December 31, 2019.

†	Represents less than 0.05%.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Moderate Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in affiliates, at cost	$531,924,028

Investments in affiliates, at value	$612,089,919
Interest and dividends receivable	180
Foreign currency, at value (cost $109,648)	108,895
Receivable for affiliated investments sold	395,125
Reclaims receivable	54,363
Prepaid expenses	2,088

Total Assets	612,650,570

Liabilities:
Cash overdraft	395,125
Payable for capital shares redeemed	209,539
Manager fees payable	25,855
Administration fees payable	5,360
Custodian fees payable	1,486
Administrative and compliance services fees payable	2,212
Transfer agent fees payable	1,010
Trustee fees payable	544
Other accrued liabilities	25,242

Total Liabilities	666,373

Net Assets	$611,984,197

Net Assets Consist of:
Paid in capital	$500,115,308
Total distributable earnings	111,868,889

Net Assets	$611,984,197

Shares of beneficial interest (unlimited number of shares authorized, no par value)	45,953,816
Net Asset Value (offering and redemption price per share)	$13.32

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends from affiliates	$11,417,845
Dividends from non-affiliates	153

Total Investment Income	11,417,998

Expenses:
Manager fees	2,447,307
Administration fees	67,089
Custodian fees	9,605
Administrative and compliance services fees	11,368
Transfer agent fees	6,211
Trustee fees	35,909
Professional fees	31,604
Shareholder reports	19,417
Other expenses	20,039

Total expenses before reductions	2,648,549
Less expenses voluntarily waived/reimbursed by the Manager	(2,141,386)

Net expenses	507,163

Net Investment Income/(Loss)	10,910,835

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	180,195
Net realized gains/(losses) on affiliated underlying funds	8,354,770
Net realized gains distributions from affiliated underlying funds	12,608,034
Change in net unrealized appreciation/depreciation on securities and foreign currencies	195
Change in net unrealized appreciation/depreciation on affiliated transactions	75,300,193

Net realized and Change in net unrealized gains/losses on investments	96,443,387

Change in Net Assets Resulting From Operations	$107,354,222

See accompanying notes to the financial statements.

5

AZL Moderate Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$10,910,835	$11,980,523
Net realized gains/(losses) on investments	21,142,999	28,325,365
Change in unrealized appreciation/depreciation on investments	75,300,388	(72,403,125)

Change in net assets resulting from operations	107,354,222	(32,097,237)

Distributions to Shareholders:
Distributions	(40,584,497)	(32,709,295)

Change in net assets resulting from distributions to shareholders	(40,584,497)	(32,709,295)

Capital Transactions:
Proceeds from shares issued	9,874,464	4,831,098
Proceeds from dividends reinvested	40,584,497	32,709,295
Value of shares redeemed	(95,336,967)	(123,600,657)

Change in net assets resulting from capital transactions	(44,878,006)	(86,060,264)

Change in net assets	21,891,719	(150,866,796)
Net Assets:
Beginning of period	590,092,478	740,959,274

End of period	$611,984,197	$590,092,478

Share Transactions:
Shares issued	756,832	361,486
Dividends reinvested	3,228,679	2,589,810
Shares redeemed	(7,273,028)	(9,401,786)

Change in shares	(3,287,517)	(6,450,490)

See accompanying notes to the financial statements.

6

AZL Moderate Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017		2016	2015

Net Asset Value, Beginning of Period	$11.98	$13.30	$15.54		$15.03	$16.50

Investment Activities:
Net Investment Income/(Loss)	0.23 (a)	0.26	0.12		0.32	0.19
Net Realized and Unrealized Gains/(Losses) on Investments	2.03	(0.92)	1.78		1.00	(0.61)

Total from Investment Activities	2.26	(0.66)	1.90		1.32	(0.42)

Distributions to Shareholders From:
Net Investment Income	(0.32)	(0.13)	(0.35)		(0.30)	(0.36)
Net Realized Gains	(0.60)	(0.53)	(3.79)		(0.51)	(0.69)

Total Dividends	(0.92)	(0.66)	(4.14)		(0.81)	(1.05)

Net Asset Value, End of Period	$13.32	$11.98	$13.30		$15.54	$15.03

Total Return(b)	19.33%	(5.17)%	13.30%		8.91%	(2.47)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$611,984	$590,092	$740,959		$720,934	$1,282,506
Net Investment Income/(Loss)	1.78%	1.75%	0.77%		1.25%	1.22%
Expenses Before Reductions*(c)	0.43%	0.42%	0.43%		0.96%	1.05%
Expenses Net of Reductions*	0.08%	0.07%	0.08%		0.83%	0.96%
Portfolio Turnover Rate	5%	4%	7	%(d)	190%	117%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)

The Fund’s purchase and sales of securities and, accordingly, portfolio turnover ratio decreased during 2017 as a result of a change in the Fund’s investment strategy which became effective October 14, 2016.

See accompanying notes to the financial statements.

7

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Moderate Index Strategy Fund (the “Fund”), and 20 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

8

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2019

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Moderate Index Strategy Fund	0.40%	0.20%

*	The Manager voluntarily reduced the management fee to 0.05% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2019, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2019 is as follows:

	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Shares as of 12/31/2019	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$244,879,958	$12,151,010	$(30,738,693)	$718,746	$13,586,260	$240,597,281	21,462,737	$5,549,418	$—

AZL International Index Fund, Class 2	88,598,148	2,828,978	(13,774,134)	851,811	14,435,412	92,940,215	5,535,451	2,127,053	544,060

AZL Mid Cap Index Fund, Class 2	50,637,521	4,256,098	(6,969,885)	307,578	7,835,560	56,066,872	2,558,963	579,745	3,636,350

AZL Small Cap Stock Index Fund, Class 2	24,401,994	3,123,407	(1,639,224)	(129,173)	2,574,150	28,331,154	2,141,433	261,473	2,661,919

AZL S&P 500 Index Fund, Class 2	181,690,174	10,409,865	(41,420,261)	6,605,808	36,868,811	194,154,397	10,644,430	2,900,156	5,765,705

	$590,207,795	$32,769,358	$(94,542,197)	$8,354,770	$75,300,193	$612,089,919	42,343,014	$11,417,845	$12,608,034

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $4,599 was paid from the Fund relating to these fees and expenses.

9

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2019

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies+	$612,089,919	$—	$—	$612,089,919

Total Investments	$612,089,919	$—	$—	$612,089,919

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Moderate Index Strategy Fund	$32,769,358	$94,542,196

6. Investment Risks

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $ 532,300,814. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$79,789,105
Unrealized (depreciation)	—

Net unrealized appreciation/(depreciation)	$79,789,105

10

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2019

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Moderate Index Strategy Fund	$14,322,026	$26,262,471	$40,584,497

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Moderate Index Strategy Fund	$14,303,056	$18,406,239	$32,709,295

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Moderate Index Strategy Fund	$11,245,078	$20,833,793	$—	$79,790,018	$111,868,889

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL Moderate Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Moderate Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 26.91% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2019, the Fund declared net short-term capital gain distributions of $793.

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $26,262,471.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of the Fund, which is a series of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Fund by Allianz Investment Management LLC (the “Manager”). The Manager manages the Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of the Fund. For management services, the Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of the Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Fund is offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Fund is offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to the Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Fund.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Fund and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of the Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Fund and the companies that service them; and relevant developments in the mutual fund industry and how the Fund and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Fund. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Fund. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Fund.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of the Management Agreement was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Management Agreement was approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of the Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to the Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers the Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Fund) and executive and other personnel as are necessary for the operation of the Trust and the Fund. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

15

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to the Fund under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with every in-person quarterly Board meeting and the summer and fall 2019 contract review process, Trustees received extensive information on the performance results of the Fund. However, the Board also considered the fact that prior to October 14, 2016, the Fund was subadvised by Invesco Advisers, Inc., and managed pursuant to a different strategy. Accordingly, the investment performance of the Fund during the period prior to October 14, 2016, was not deemed relevant to the Board’s assessment of the continuance of the Management Agreement in 2019. The performance information considered included performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Fund for the one-year period ended December 31, 2018, for which period the Fund ranked in the top 40% against peers.

At the Board meeting held September 18, 2019, the Trustees determined that the investment performance of the Fund was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Fund. The Board considered that the Manager receives an advisory fee from the Fund. The Manager reported that the advisory fee paid by the Fund put it in the 7th percentile of its customized peer group. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Fund and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Fund.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to the Fund.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the Fund. The Board also noted that the total assets in the Fund, as of December 31, 2018, were approximately $590 million.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Fund’s advisory fee rate schedules was acceptable under the Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Fund.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None
Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® Morgan Stanley Global Real Estate Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Global Real Estate Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Global Real Estate Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® Morgan Stanley Global Real Estate Fund (Class 2 Shares) (the “Fund”) returned 18.10%. That compared to a 23.06% total return for its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index1.

Despite strong overall returns for global real estate equities, performance varied widely from sector to sector. Growing concern about a potential economic slowdown or recession, coupled with declining bond yields, increased investor demand for equities in market segments that feature predictable cash flows, such as U.S. net lease and health care real estate investment trusts2 (REITs). As a result, investors were willing to pay a premium for securities in these sectors, in some cases pushing their prices more than 50% higher than the actual current value of these equities’ underlying assets. Meanwhile, share prices declined for securities in segments investors see as vulnerable in a slowing economy, such as real estate stocks in the office, retail and hotel segments.

Property stocks in Europe saw the largest gains, led by positive performance in the U.K. due to the strength of the pound and a further extension of the agreed-upon date for the country’s exit from the European Union. U.S. property stocks also rose as strength in data centers and net lease agreements offset weakness in New York City office space and large malls. Property stocks in Asia gained at a moderately slower clip, with strength in Japanese REITs partially offset by investor concerns related to political protests in Hong Kong and the ongoing U.S.-China trade war.

The Fund’s Asian portfolio detracted from relative performance during the period. Strength in Chinese real estate operating companies (REOCs) was more than offset by adverse stock selection in Japan and Hong Kong. An overweight position in Hong Kong and an underweight position in

Singapore also detracted from relative results.*

The Fund’s North American portfolio also weighed on relative performance. Primary detractors included stock selection and an overweight position in the U.S. mall sector, stock selection in the U.S. primary central business district (CBD) office sector, and underweight positions in the U.S. net lease and U.S. industrial sectors. These negative impacts more than offset the benefits from an overweight position in the U.S. primary CBD office sector.*

The European portfolio boosted the Fund’s relative performance, helped by stock selection in Continental retail, an underweight position in the German residential sector, and overweight positions in the London office specialist and U.K. Majors sectors. These gains helped the portfolio overcome the negative impact of an overweight position in Continental retail and underweight positions in Switzerland and the Nordic markets.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® Morgan Stanley Global Real Estate Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of the Fund’s assets, plus any borrowings for investment purposes, in equity securities of companies in the real estate industry, including real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	Inception	1	3	5	10	Since
	Date	Year	Year	Year	Year	Inception
AZL® Morgan Stanley Global Real Estate Fund (Class 1 Shares)	10/14/16	18.53%	6.28%	—	—	6.02%
AZL® Morgan Stanley Global Real Estate Fund (Class 2 Shares)	5/1/06	18.10%	6.01%	3.92%	7.22%	3.93%
FTSE EPRA/NAREIT Developed Real Estate Index (gross of withholding taxes)	5/1/06	23.06%	9.31%	6.53%	9.25%	5.40%
FTSE EPRA/NAREIT Developed Real Estate Index (net of withholding taxes)	5/1/06	21.91%	8.28%	5.56%	8.37%	4.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Morgan Stanley Global Real Estate Fund (Class 1 Shares)	1.02%
AZL® Morgan Stanley Global Real Estate Fund (Class 2 Shares)	1.27%

The above expense ratios are based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.10% for Class 1 Shares and 1.35% for Class 2 Shares through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Developed Real Estate Index series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposal and development of income-producing real estate. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Morgan Stanley Global Real Estate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Morgan Stanley Global Real Estate Fund, Class 1	$1,000.00	$1,051.40	$5.07	0.98%

AZL Morgan Stanley Global Real Estate Fund, Class 2	$1,000.00	$1,050.80	$6.36	1.23%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Morgan Stanley Global Real Estate Fund, Class 1	$1,000.00	$1,020.27	$4.99	0.98%

AZL Morgan Stanley Global Real Estate Fund, Class 2	$1,000.00	$1,019.00	$6.26	1.23%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

United States	54.3%

Japan	10.1

Hong Kong	7.9

France	5.4

United Kingdom	5.2

Germany	3.2

Australia	2.8

Canada	1.9

Singapore	1.7

Bermuda	1.3

All other countries	4.6

Total Common Stocks	98.4

Short-Term Securities Held as Collateral for Securities on Loan	1.4

Unaffiliated Investment Companies	0.4

Total Investment Securities	100.2

Net other assets (liabilities)	(0.2)

Net Assets	100.0%

3

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (98.4%):
Diversified Banks (0.1%):
180,630	China Merchants Commercial Real Estate Investment Trust*	$77,196

Diversified Real Estate Activities (7.1%):
20,800	CapitaLand, Ltd.	58,029
131,000	Hang Lung Properties, Ltd.	286,403
90,811	Mitsubishi Estate Co., Ltd.	1,736,293
68,498	Mitsui Fudosan Co., Ltd.	1,673,221
283,801	New World Development Co., Ltd.	389,250
33,631	Sumitomo Realty & Development Co., Ltd.	1,173,179
131,971	Sun Hung Kai Properties, Ltd.	2,024,464
2,400	Tokyo Tatemono Co., Ltd.	37,449
36,315	UOL Group, Ltd.	224,971

		7,603,259

Diversified REITs (6.6%):
43	Activia Properties, Inc.	215,667
2,783	Covivio	316,086
6,213	Gecina SA	1,113,566
95,214	GPT Group	374,729
9,149	H&R Real Estate Investment Trust	148,678
83	Hulic REIT, Inc.	150,650
2,117	Icade	230,772
18	Kenedix Office Investment Corp.	139,086
98,450	Land Securities Group plc	1,293,468
21,340	Lexington Realty Trust	226,631
7,931	Liberty Property Trust	476,257
54,711	Merlin Properties Socimi SA	786,182
191,276	Mirvac Group	427,713
311	Nomura Real Estate Master Fund, Inc.	531,555
62	Premier Investment Corp.	87,738
3,938	Stockland	12,789
280	United Urban Investment Corp.	525,477

		7,057,044

Health Care REITs (3.2%):
44,178	Healthcare Realty Trust, Inc.	1,474,220
16,034	Healthcare Trust of America, Inc., Class A	485,510
11,288	Healthpeak Properties, Inc.	389,097
14,780	Senior Housing Properties Trust	124,743
4,290	Ventas, Inc.	247,705
8,265	Welltower, Inc.	675,912

		3,397,187

Hotel & Resort REITs (5.6%):
137,876	DiamondRock Hospitality Co.	1,527,666
153,496	Host Hotels & Resorts, Inc.	2,847,351
180	Invincible Investment Corp.	102,553
458	Japan Hotel REIT Investment Corp.	342,284
80,687	Sunstone Hotel Investors, Inc.	1,123,163

		5,943,017

Industrial REITs (5.2%):
204,538	Ascendas Real Estate Investment Trust	452,001
10,370	Duke Realty Corp.	359,528
181,600	Frasers Logistics & Industrial Trust	167,490
277	GLP J-REIT	344,703
10	Industrial & Infrastructure Fund Investment Corp.	15,260
96,000	Mapletree Logistics Trust	124,313
64	Nippon Prologis REIT, Inc.	163,066

Shares		Fair Value
Common Stocks, continued
Industrial REITs, continued
40,853	ProLogis, Inc.	$3,641,636
20,171	SERGO plc	240,741

		5,508,738

Office REITs (21.9%):
4,951	Alexandria Real Estate Equities, Inc.	799,983
17,951	Alstria Office REIT-AG	337,331
28,389	Boston Properties, Inc.	3,913,707
205,344	CapitaLand Commercial Trust	304,107
20,335	Cousins Properties, Inc.	837,802
20	Daiwa Office Investment Corp.	153,657
12,134	Derwent Valley Holdings plc	648,002
98,901	Dexus	813,648
49,576	Great Portland Estates plc	565,352
319,810	Hibernia REIT plc	506,691
4,650	Highwoods Properties, Inc.	227,432
35,547	Hudson Pacific Properties, Inc.	1,338,345
33,267	Inmobiliaria Colonial Socimi SA	424,455
47	Japan Excellent, Inc.	76,126
137	Japan Real Estate Investment Corp.	909,014
16,382	JBG SMITH Properties	653,478
6,305	Kilroy Realty Corp.	528,990
22,101	Mack-Cali Realty Corp.	511,196
91	Mori Trust Sogo REIT, Inc.	163,412
164	Nippon Building Fund, Inc.	1,201,899
4,646	NSI NV	226,408
42	Orix JREIT, Inc.	91,082
63,456	Paramount Group, Inc.	883,308
59,626	SL Green Realty Corp.	5,478,436
28,599	Vornado Realty Trust	1,901,834

		23,495,695

Real Estate Development (2.6%):
121,925	China Overseas Land & Investment, Ltd.	476,214
92,000	China Resources Land, Ltd.	458,435
82,540	CK Asset Holdings, Ltd.	598,234
87,500	Longfor Group Holdings, Ltd.	410,973
23,800	Midea Real Estate Holding, Ltd.	73,079
1,600	Poly Property Development Co., Ltd., Class H*	9,600
77,073	Sino Land Co., Ltd.	112,302
33,598	St. Modwen Properties plc	221,885
85,746	Urban & Civic plc	392,025

		2,752,747

Real Estate Operating Companies (9.1%):
3,578	ADO Properties SA	128,966
19,751	Atrium European Real Estate, Ltd.	76,402
7,427	Atrium Ljungberg AB, Class B	178,892
2,485,087	BGP Holdings plc*(a)	3,623
58,834	Capital & Counties Properties plc	204,912
7,446	Carmila	167,580
6,104	Castellum AB	143,473
26,107	Deutsche Wohnen SE	1,066,810
23,236	Entra ASA	384,157
5,787	Fabege AB	96,276
43,872	First Capital Real Estate Investment Trust	698,424
27,311	Grainger plc	113,368
235,052	Hongkong Land Holdings, Ltd.	1,352,672
19,174	Hufvudstaden AB	379,189

See accompanying notes to the financial statements.

4

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Real Estate Operating Companies, continued
15,256	Hulic Co., Ltd.	$183,666
27,669	Hysan Development Co., Ltd.	108,873
16,110	Kojamo Oyj	293,827
8,463	Kungsleden AB	88,955
3,294	LEG Immobilien AG	390,101
33,959	Norwegian Property ASA	54,147
1,878	PSP Swiss Property AG	259,409
350,729	Swire Properties, Ltd.	1,165,547
27,528	Vonovia SE	1,481,874
120,710	Wharf Real Estate Investment Co., Ltd.	740,228

		9,761,371

Residential REITs (11.8%):
117	Advance Residence Investment	370,938
11,530	American Campus Communities, Inc.	542,256
24,291	American Homes 4 Rent, Class A	636,667
10,101	Apartment Investment & Management Co.	521,717
19,220	AvalonBay Communities, Inc.	4,030,433
3,608	Boardwalk REIT	127,631
12,875	Camden Property Trust	1,366,038
26,062	Equity Residential	2,108,937
2,775	Essex Property Trust, Inc.	834,887
29,077	Invitation Homes, Inc.	871,438
4,916	Mid-America Apartment Communities, Inc.	648,224
10,982	UDR, Inc.	512,859

		12,572,025

Retail REITs (20.5%):
143,180	British Land Co. plc	1,218,903
128,152	CapitaLand Mall Trust	234,506
13,870	Crombie REIT	170,277
15,050	Eurocommercial Properties NV	421,930
12	Frontier Real Estate Investment Corp.	50,464
130,574	Hammerson plc	538,197
58,020	Intu Properties plc*	26,190
148	Japan Retail Fund Investment Corp.	318,234
50,484	Klepierre	1,918,868
189,884	Link REIT (The)	2,016,019
115,499	Mapletree Commercial Trust	205,321
29,534	Mercialys SA	409,388
17,989	Regency Centers Corp.	1,134,926
37,399	RioCan REIT	770,793

Shares or Principal Amount		Fair Value
Common Stocks, continued
Retail REITs, continued
415,005	Scentre Group	$1,117,048
8,327	Shaftesbury plc	104,749
42,288	Simon Property Group, Inc.	6,299,219
4,065	Smart Real Estate Investment Trust	97,712
79,301	The Macerich Co.^	2,134,783
9,962	Unibail-Rodamco-Westfield	1,573,799
157,918	Vicinity Centres	276,393
25,630	Weingarten Realty Investors	800,681
3,192	Wereldhave NV^	72,115

		21,910,515

Specialized REITs (4.7%):
31,112	CubeSmart	979,406
11,235	Digital Realty Trust, Inc.	1,345,279
5,420	Extra Space Storage, Inc.	572,460
13,517	Gaming and Leisure Properties, Inc.	581,907
2,200	Life Storage, Inc.	238,216
5,846	Public Storage, Inc.	1,244,964
11	QTS Realty Trust, Inc., Class A	597

		4,962,829

Total Common Stocks (Cost $91,410,485)		105,041,623

Short-Term Securities Held as Collateral for Securities on Loan (1.4%):
1,469,742	BlackRock Liquidity FedFund, Institutional Class, 2.00%(b)(c)	1,469,742

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $1,469,742)		1,469,742

Unaffiliated Investment Companies (0.4%):
Money Markets (0.4%):
435,974	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(c)	435,974

Total Unaffiliated Investment Companies (Cost $435,974)		435,974

Total Investment Securities (Cost $93,316,201) — 100.2%(d)		106,947,339
Net other assets (liabilities) — (0.2)%		(238,276)

Net Assets — 100.0%		$106,709,063

Percentages indicated are based on net assets as of December 31, 2019.

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $1,468,067.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2019. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(c)	The rate represents the effective yield at December 31, 2019.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2019

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2019:

(Unaudited)

Country	Percentage

Australia	2.8%
Bermuda	1.3%
Canada	1.9%
China	0.5%
Finland	0.3%
France	5.4%
Germany	3.2%
Hong Kong	7.9%
Ireland	0.5%
Japan	10.0%
Jersey	0.1%
Netherlands	0.7%
Norway	0.4%
Singapore	1.7%
Spain	1.1%
Sweden	0.8%
Switzerland	0.2%
United Kingdom	5.2%
United States	56.0%

100.0%

See accompanying notes to the financial statements.

6

AZL Morgan Stanley Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$93,316,201

Investment securities, at value(a)	$106,947,339
Interest and dividends receivable	484,616
Foreign currency, at value (cost $789,504)	801,390
Receivable for investments sold	460
Reclaims receivable	146,715
Prepaid expenses	347

Total Assets	108,380,867

Liabilities:
Payable for capital shares redeemed	84,506
Payable for collateral received on loaned securities	1,469,742
Manager fees payable	75,881
Administration fees payable	2,501
Distribution fees payable	17,841
Custodian fees payable	9,293
Administrative and compliance services fees payable	366
Transfer agent fees payable	1,732
Trustee fees payable	90
Other accrued liabilities	9,852

Total Liabilities	1,671,804

Net Assets	$106,709,063

Net Assets Consist of:
Paid in capital	$93,009,063
Total distributable earnings	13,700,000

Net Assets	$106,709,063

Class 1
Net Assets	$21,342,052
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,323,208
Net Asset Value (offering and redemption price per share)	$9.19

Class 2
Net Assets	$85,367,011
Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,598,932
Net Asset Value (offering and redemption price per share)	$9.93

(a)	Includes securities on loan of $1,468,067.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$3,794,596
Income from securities lending	16,331
Foreign withholding tax	(188,441)

Total Investment Income	3,622,486

Expenses:
Manager fees	979,217
Administration fees	51,945
Distribution fees — Class 2	217,354
Custodian fees	57,205
Administrative and compliance services fees	2,041
Transfer agent fees	11,095
Trustee fees	6,443
Professional fees	5,548
Shareholder reports	12,497
Other expenses	6,030

Total expenses before reductions	1,349,375
Less expenses voluntarily waived/reimbursed by the Manager	(54,402)

Net expenses	1,294,973

Net Investment Income/(Loss)	2,327,513

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	2,041,825
Change in net unrealized appreciation/depreciation on securities and foreign currencies	13,722,205

Net realized and Change in net unrealized gains/losses on investments	15,764,030

Change in Net Assets Resulting From Operations	$18,091,543

See accompanying notes to the financial statements.

7

AZL Morgan Stanley Global Real Estate Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$2,327,513	$3,010,670
Net realized gains/(losses) on investments	2,041,825	936,538
Change in unrealized appreciation/depreciation on investments	13,722,205	(13,639,310)

Change in net assets resulting from operations	18,091,543	(9,692,102)

Distributions to Shareholders:
Class 1	(682,097)	(2,324,054)
Class 2	(2,244,874)	(8,873,299)

Change in net assets resulting from distributions to shareholders	(2,926,971)	(11,197,353)

Capital Transactions:
Class 1
Proceeds from shares issued	44,075	34,084
Proceeds from dividends reinvested	682,097	2,324,054
Value of shares redeemed	(2,827,294)	(3,513,877)

Total Class 1 Shares	(2,101,122)	(1,155,739)

Class 2
Proceeds from shares issued	1,121,131	416,028
Proceeds from dividends reinvested	2,244,874	8,873,299
Value of shares redeemed	(12,924,267)	(19,760,081)

Total Class 2 Shares	(9,558,262)	(10,470,754)

Change in net assets resulting from capital transactions	(11,659,384)	(11,626,493)

Change in net assets	3,505,188	(32,515,948)
Net Assets:
Beginning of period	103,203,875	135,719,823

End of period	$106,709,063	$103,203,875

Share Transactions:
Class 1
Shares issued	4,859	3,531
Dividends reinvested	77,687	277,997
Shares redeemed	(315,353)	(379,772)

Total Class 1 Shares	(232,807)	(98,244)

Class 2
Shares issued	117,495	42,675
Dividends reinvested	236,551	983,736
Shares redeemed	(1,333,969)	(2,031,552)

Total Class 2 Shares	(979,923)	(1,005,141)

Change in shares	(1,212,730)	(1,103,385)

See accompanying notes to the financial statements.

8

AZL Morgan Stanley Global Real Estate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016^		2015

Class 1

Net Asset Value, Beginning of Period	$8.01	$9.72	$10.05	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.21 (a)	0.29	0.28	—	(a)(b)
Net Realized and Unrealized Gains/(Losses) on Investments	1.26	(1.02)	0.67	0.05

Total from Investment Activities	1.47	(0.73)	0.95	0.05

Distributions to Shareholders From:
Net Investment Income	(0.29)	(0.42)	(0.43)	—
Net Realized Gains	—	(0.56)	(0.85)	—

Total Dividends	(0.29)	(0.98)	(1.28)	—

Net Asset Value, End of Period	$9.19	$8.01	$9.72	$10.05

Total Return(c)	18.53%	(7.91)%	10.00%	0.50	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$21,342	$20,484	$25,794	$27,302
Net Investment Income/(Loss)(e)	2.34%	2.67%	2.38%	0.13%
Expenses Before Reductions(e)(f)	1.04%	1.02%	1.03%	1.04%
Expenses Net of Reductions(e)	0.99%	0.97%	0.98%	1.03%
Portfolio Turnover Rate(g)	24%	34%	33%	52%

Class 2

Net Asset Value, Beginning of Period	$8.64	$10.39	$10.68	$10.51		$11.11

Investment Activities:
Net Investment Income/(Loss)	0.20 (a)	0.29	0.27	0.20		0.22
Net Realized and Unrealized Gains/(Losses) on Investments	1.35	(1.09)	0.71	0.13		(0.39)

Total from Investment Activities	1.55	(0.80)	0.98	0.33		(0.17)

Distributions to Shareholders From:
Net Investment Income	(0.26)	(0.39)	(0.42)	(0.16)		(0.43)
Net Realized Gains	—	(0.56)	(0.85)	—		—

Total Dividends	(0.26)	(0.95)	(1.27)	(0.16)		(0.43)

Net Asset Value, End of Period	$9.93	$8.64	$10.39	$10.68		$10.51

Total Return(c)	18.10%	(8.07)%	9.72%	3.14%		(1.34)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$85,367	$82,720	$109,926	$115,339		$159,821
Net Investment Income/(Loss)	2.09%	2.41%	2.17%	1.84%		1.70%
Expenses Before Reductions(f)	1.29%	1.27%	1.28%	1.29%		1.29%
Expenses Net of Reductions	1.24%	1.22%	1.23%	1.29%		1.29%
Portfolio Turnover Rate(g)	24%	34%	33%	52%		25%

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

9

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears

10

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2019

expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,610 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,469,742 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Morgan Stanley Investment Management Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Morgan Stanley Global Real Estate Fund Class 1	0.90%	1.10%

AZL Morgan Stanley Global Real Estate Fund Class 2	0.90%	1.35%

*	The Manager voluntarily reduced the management fee to 0.85% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

11

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2019

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $826 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

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AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2019

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	60,180,135	44,857,865	3,623	105,041,623
Short-Term Securities Held as Collateral for Securities on Loan	1,469,742	—	—	1,469,742
Unaffiliated Investment Companies	435,974	—	—	435,974

Total Investments	$62,085,851	$44,857,865	$3,623	$106,947,339

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Morgan Stanley Global Real Estate Fund	$25,763,242	$38,050,871

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Real Estate Investments Risk: The performance of REITs depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $96,718,739. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$13,531,808
Unrealized (depreciation)	(3,303,208)

Net unrealized appreciation/(depreciation)	$10,228,600

As of the end of its tax year ended December 31, 2019, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

During the year ended December 31, 2019, the Fund utilized $572,504 in CLCFs to offset capital gains.

CLCF’s not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Morgan Stanley Global Real Estate Fund	$—	$250,198	$250,198

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Morgan Stanley Global Real Estate Fund	$2,926,971	$—	$2,926,971

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2019

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Morgan Stanley Global Real Estate Fund	$4,691,715	$6,505,638	$11,197,353

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Morgan Stanley Global Real Estate Fund	$3,709,438	$—	$(250,198)	$10,240,760	$13,700,000

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies and other miscellaneous differences.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 95% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL Morgan Stanley Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Morgan Stanley Global Real Estate Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 0.02% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

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the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

19

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

20

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

21

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® MSCI Emerging Markets Equity Index Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MSCI Emerging Markets Equity Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MSCI Emerging Markets Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares) (the “Fund”) returned 17.18%. That compared to a 18.90% total return for its benchmark, the MSCI Emerging Markets Index1.

The Fund seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI Emerging Markets Index (“Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of emerging markets equities.*

In the first quarter of 2019, all sectors of the benchmark advanced as improved U.S.-China trade relations and relief from tightening financial conditions helped improve investor sentiment. An extended pause in the tariff hikes helped China gain strongly in the quarter, contributing to more than half of the benchmark’s total return for the start of the year. China’s pivot toward stimulus also gave that nation’s equities a boost. Elsewhere, Taiwan and South Korea underperformed other emerging markets equities due to lower exports. In Latin America, Colombian equities outperformed, leading all emerging markets countries in the quarter. However, Colombian stocks were still below their 2012 highs.

A weaker U.S. dollar generally supported the overall Index in the second quarter, with some added volatility provided by global trade tensions. Weakness was particularly evident in the Asia Pacific region, with China and South Korea markets declining over the quarter. Mexico declined 7% in May after the U.S. targeted the country with import tariffs, only to rebound later in the quarter after the administration reneged on its threats. Eastern Europe outperformed other regions for the quarter, and Russia outperformed due to a relatively stable economic backdrop and favourable crude oil conditions.

The third quarter saw an overall decline in emerging markets stocks, with China contributing nearly a third of the Index’s losses. Geopolitical tensions, including escalating trade war rhetoric from President Trump, continued to drive China’s underperformance. A slowing economy and protests in Hong Kong also added to investor unease. Turkey was the Index’s top performer, as investors ignored President Erdogan’s removal of central bank management, focusing instead on his promise to return to fast-growth economic conditions.

By the fourth quarter, investors’ appetite for risk returned due to easing global trade tensions, stable economic growth, and easy monetary policies. Chinese stocks rose on progress in trade deal negotiations with the U.S. Taiwan was the Index’s top gainer for the quarter on a rebound in the semiconductor industry, while Russia posted robust gains on strengthening oil prices.

All sectors of the Index posted positive returns, with the largest gains in the information technology, consumer discretionary, and real estate sectors. The smallest returns were in the healthcare, materials, and industrials sectors.

The Fund underperformed its benchmark primarily due to the impacts of fair value pricing and expenses incurred by the Fund.*

The Fund uses derivatives for the purpose of efficient portfolio management. Derivatives did not have a significant impact on the Fund’s return in 2019. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to cover all outstanding futures positions fully. The Fund uses futures contracts to access immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MSCI Emerging Markets Equity Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI Emerging Markets Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets in the securities of the MSCI Emerging Markets Index (the “Underlying Index”) and in depositary receipts representing securities in its Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	Inception Date	1 Year	3 Year	5 Year	10 Year
AZL® MSCI Emerging Markets Equity Index Fund (Class 1 Shares)	5/6/07	17.55%	10.89%	5.58%	3.33%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares)	5/1/06	17.18%	10.62%	5.32%	3.07%
MSCI Emerging Markets Index (gross of withholding taxes)	5/1/06	18.90%	11.99%	6.01%	4.04%
MSCI Emerging Markets Index (net of withholding taxes)	5/1/06	18.42%	11.57%	5.61%	3.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® MSCI Emerging Markets Equity Index Fund (Class 1 Shares)	1.03%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares)	1.28%

The above expense ratios are based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.85% for Class 1 Shares and 1.10% for Class 2 Shares through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MSCI Emerging Markets Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MSCI Emerging Markets Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL MSCI Emerging Markets Equity Index Fund, Class 1	$1,000.00	$1,065.70	$3.91	0.75%

AZL MSCI Emerging Markets Equity Index Fund, Class 2	$1,000.00	$1,063.80	$5.20	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL MSCI Emerging Markets Equity Index Fund, Class 1	$1,000.00	$1,021.42	$3.82	0.75%

AZL MSCI Emerging Markets Equity Index Fund, Class 2	$1,000.00	$1,020.16	$5.09	1.00%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	24.4%

Information Technology	15.6

Consumer Discretionary	12.9

Communication Services	12.1

Energy	7.4

Materials	7.3

Consumer Staples	6.3

Industrials	5.2

Real Estate	3.0

Health Care	2.8

Utilities	2.5

Total Common and Preferred Stocks	99.5

Warrants	— †

Rights	— †

Securities Held as Collateral for Securities on Loan	0.7

Unaffiliated Investment Companies	0.2

Total Investment Securities	100.4

Net other assets (liabilities)	(0.4)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (97.5%):
Aerospace & Defense (0.2%):
19,599	Aecc Aviation Power Co., Ltd.	$61,006
15,085	Aselsan Elektronik Sanayi Ve Ticaret AS	53,220
20,300	Avic Aircraft Co., Ltd.	47,751
139,000	AviChina Industry & Technology Co., Ltd., Class H	62,690
32,295	Embraer SA*	158,424
3,628	Korea Aerospace Industries, Ltd.	106,667

		489,758

Air Freight & Logistics (0.2%):
9,054	BEST, Inc., ADR*^	50,340
1,014	Hyundai Glovis Co., Ltd.	125,132
10,500	SF Holding Co., Ltd., Class A	56,080
211,000	Sinotrans, Ltd.	71,879
10,700	Yunda Holding Co., Ltd., Class A	51,159
15,645	ZTO Express Cayman, Inc., ADR	365,312

		719,902

Airlines (0.3%):
98,000	Air China, Ltd.	99,836
89,500	AirAsia Berhad	37,223
200,000	China Airlines, Ltd.	60,460
39,299	China Eastern Airlines Corp., Ltd.*	32,795
110,000	China Eastern Airlines Corp., Ltd., Class H*	61,006
132,000	China Southern Airlines Co., Ltd., Class H	89,072
170,676	Eva Airways Corp.	78,349
4,189	InterGlobe Aviation, Ltd.	78,398
2,231	Korean Air Lines Co., Ltd.	54,865
14,767	Latam Airlines Group SA	148,260
28,736	Turk Hava Yollari Anonim Ortakligi*	70,012

		810,276

Auto Components (0.5%):
10,860	Bharat Forge, Ltd.	73,527
395	Bosch, Ltd.	85,019
109,000	Cheng Shin Rubber Industry Co., Ltd.	152,031
182,000	China First Capital Group, Ltd.*	6,310
37,600	Fuyao Glass Industry Group Co., Ltd., Class H	115,272
4,407	Hankook Tire & Technology Co., Ltd.	127,520
9,990	Hanon Systems	96,228
10,400	Huayu Automotive Systems Co., Ltd.	38,816
3,398	Hyundai Mobis Co., Ltd.	751,512
51,252	Motherson Sumi Systems, Ltd.	105,463
45,000	Nexteer Automotive Group, Ltd.	40,849

		1,592,547

Automobiles (1.6%):
1,060,900	Astra International Tbk PT	526,997
37,800	BAIC BluePark New Energy Technology Co., Ltd., Class A*	31,722
91,500	BAIC Motor Corp., Ltd., Class H	51,958
4,208	Bajaj Auto, Ltd.	187,811
146,000	Brilliance China Automotive Holdings, Ltd.	151,821
7,533	BYD Co., Ltd.	51,558
28,500	BYD Co., Ltd., Class H^	142,163
25,400	Chongqing Changan Automobile Co., Ltd., Class A	36,576
146,000	Dongfeng Motor Group Co., Ltd., Class H	137,562
710	Eicher Motors, Ltd.	224,205
2,009	Ford Otomotiv Sanayi AS	23,986
265,000	Geely Automobile Holdings, Ltd.	519,786
165,500	Great Wall Motor Co., Ltd., Class H	122,663

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
151,200	Guangzhou Automobile Group Co., Ltd.	$188,510
5,310	Hero MotoCorp, Ltd.	181,896
1,155	Hyundai Motor Co., Ltd.	71,599
7,765	Hyundai Motor Co., Ltd.	807,515
13,113	Kia Motors Corp.	499,555
40,951	Mahindra & Mahindra, Ltd.	305,383
5,620	Maruti Suzuki India, Ltd.	580,462
33,235	NIO, Inc., ADR*^	133,605
26,000	SAIC Motor Corp., Ltd.	89,117
86,420	Tata Motors, Ltd.*	224,385

		5,290,835

Banks (15.3%):
38,057	Absa Group, Ltd.	406,626
143,767	Abu Dhabi Commercial Bank	310,107
194,200	Agricultural Bank of China, Ltd.	102,950
1,582,000	Agricultural Bank of China, Ltd., Class A	697,677
139,318	Akbank T.A.S.*	190,388
63,193	Al Rajhi Bank	1,102,064
40,604	Alinma Bank	274,535
66,493	Alpha Bank SA*	143,725
89,500	AMMB Holdings Berhad	85,618
32,502	Arab National Bank	237,549
111,115	Axis Bank, Ltd.	1,175,030
63,797	Banco Bradesco SA	540,419
2,458,910	Banco de Chile	260,778
2,424	Banco de Credito e Inversiones	109,991
46,074	Banco do Brasil SA	605,079
2,358	Banco Macro SA, ADR	85,478
22,408	Banco Santander Brasil SA	275,894
2,964,227	Banco Santander Chile	169,610
12,806	Bancolombia SA	171,514
24,317	Bancolombia SA	339,008
19,119	Bandhan Bank, Ltd.	136,241
23,500	Bangkok Bank Public Co., Ltd.	125,518
18,699	Bank AlBilad	134,260
19,448	Bank Al-Jazira	78,016
987,400	Bank Mandiri Persero Tbk PT	544,444
30,133	Bank Millennium SA*	46,576
35,300	Bank of Beijing Co., Ltd., Class A	28,804
4,145,000	Bank of China, Ltd.	1,774,980
57,900	Bank of China, Ltd., Class A	30,677
202,799	Bank of Communications Co., Ltd., Class A	164,007
356,000	Bank of Communications Co., Ltd., Class H	253,762
55,800	Bank of Jiangsu Co., Ltd.	58,026
39,000	Bank of Nanjing Co., Ltd.	49,147
17,600	Bank of Ningbo Co., Ltd.	71,100
55,170	Bank of Shanghai Co., Ltd., Class A	75,210
43,656	Bank of the Philippine Islands	75,775
8,099	Bank Pekao SA	214,685
26,150	Banque Saudi Fransi	264,369
102,044	BDO Unibank, Inc.	318,177
15,577	BNK Financial Group, Inc.	102,931
2,445	Capitec Bank Holdings, Ltd.	252,803
293,090	Chang Hwa Commercial Bank	221,983
298,000	China Citic Bank Co., Ltd.	178,998
121,100	China Citic Bank Corp., Ltd.	107,349
5,042,000	China Construction Bank	4,365,337

See accompanying notes to the financial statements.

4

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Banks, continued
32,600	China Construction Bank Corp.	$33,844
688,000	China Development Financial Holding Corp.	223,393
175,600	China Everbright Bank Co., Ltd.	111,273
67,000	China Everbright Bank Co., Ltd., Class H	31,139
63,244	China Merchants Bank Co., Ltd.	341,380
202,000	China Merchants Bank Co., Ltd.	1,041,238
387,800	China Minsheng Banking Corp., Ltd.	293,715
104,500	China Minsheng Banking Corp., Ltd., Class A	94,620
125,000	Chongqing Rural Commercial Bank Co., Ltd.	63,825
259,100	CIMB Group Holdings Berhad	326,370
97,915	Commercial Bank of Qatar Qsc (The)	126,483
70,902	Commercial International Bank Egypt SAE	367,894
3,434	Credicorp, Ltd.	731,888
938,000	CTBC Financial Holding Co., Ltd.	701,470
88,063	Dubai Islamic Bank	132,041
550,502	E.Sun Financial Holding Co., Ltd.	512,876
149,206	Eurobank Ergasias SA*	154,463
141,078	First Abu Dhabi Bank PJSC	581,559
527,417	First Financial Holdings Co., Ltd.	417,081
190,023	Grupo Aval Acciones y Valores	84,449
138,083	Grupo Financiero Banorte SAB de C.V.	771,746
5,271	Grupo Financiero Galicia SA, ADR	85,548
116,556	Grupo Financiero Inbursa SAB de C.V., Class O	142,988
42,000	Habib Bank, Ltd.	42,693
16,035	Hana Financial Holdings Group, Inc.	509,049
34,500	Hong Leong Bank Berhad	145,977
15,800	Hong Leong Financial Group Berhad	65,310
411,160	Hua Nan Financial Holdings Co., Ltd.	301,829
26,900	Huaxia Bank Co., Ltd., Class A	29,634
250,239	ICICI Bank, Ltd.	1,895,829
173,500	Industrial & Commercial Bank of China, Ltd., Class A	146,492
3,380,000	Industrial & Commercial Bank of China, Ltd., Class H	2,609,194
70,400	Industrial Bank Co., Ltd.	200,198
13,164	Industrial Bank of Korea (IBK)	134,306
7,398,237	Itau Corpbanca	42,923
238,912	Itausa — Investimentos Itau S.A.	836,964
71,200	Kasikornbank Public Co., Ltd.	356,894
37,100	Kasikornbank Public Co., Ltd.	185,966
20,386	KB Financial Group, Inc.	841,871
4,795	Komercni Banka AS	175,640
186,800	Krung Thai Bank	101,915
210,601	Malayan Banking Bhd	445,226
195,841	Masraf Al Rayan	213,050
792	mBank SA*	81,337
5,710	MCB Bank, Ltd.	7,561
572,000	Mega Financial Holdings Co., Ltd.	584,322
89,092	Metropolitan Bank & Trust	116,296
24,321	Moneta Money Bank AS	91,279
27,526	National Bank of Greece*	93,490
64,284	National Commercial Bank	844,372
18,910	Nedcor, Ltd.	289,762
11,383	OTP Bank Nyrt	596,388
51,000	Ping An Bank Co., Ltd., Class A	120,494
423,000	Postal Savings Bank of China Co., Ltd., Class H	287,823
47,327	Powszechna Kasa Oszczednosci Bank Polski SA	430,403
518,400	PT Bank Central Asia Tbk	1,245,613
405,100	PT Bank Negara Indonesia Tbk	228,499

Shares		Fair Value
Common Stocks, continued
Banks, continued
2,936,500	PT Bank Rakyat Indonesia Tbk	$926,921
159,700	PT Bank Tabungan Negara Tbk	24,302
166,000	Public Bank Berhad	789,823
36,809	Qatar International Islamic Bank QSC	97,887
61,890	Qatar Islamic Bank	261,202
234,503	Qatar National Bank	1,326,328
84,100	RHB Bank Bhd	118,885
59,632	Riyad Bank	381,610
52,608	Samba Financial Group	455,336
1,858	Santander Bank Polska SA	150,710
337,533	Sberbank of Russia	1,388,485
56,886	Sberbank of Russia, ADR	932,930
15,760	Security Bank Corp.	60,696
174,724	Shanghai Commercial & Savings Bank, Ltd. (The)	303,337
106,500	Shanghai Pudong Development Bank Co., Ltd.	188,877
23,160	Shinhan Financial Group Co., Ltd.	866,289
39,600	Siam Commercial Bank Public Co., Ltd.	160,374
572,800	SinoPac Financial Holdings Co., Ltd.	248,478
68,923	Standard Bank Group, Ltd.	829,927
95,098	State Bank of India*	446,394
516,580	Taishin Financial Holding Co., Ltd.	249,884
315,863	Taiwan Business Bank	132,796
471,876	Taiwan Cooperative Financial Holding Co., Ltd.	326,719
38,586	The Saudi British Bank	357,194
858,486	TMB Bank PCL	47,825
117,261	Turkiye Garanti Bankasi AS*	220,130
75,100	Turkiye Is Bankasi AS, Class C*	81,107
47,619	VTB Bank OJSC, GDR	69,916
46,456,639	VTB Bank PJSC	34,433
22,157	Woori Financial Group, Inc.*	222,172

		50,328,064

Beverages (1.4%):
244,587	Ambev SA Com Npv	1,135,365
14,344	Anadolu Efes Biracilik ve Malt Sanayii AS	55,767
1,900	Anhui Gujing Distillery Co., Ltd., Class A	37,081
4,100	Anhui Kouzi Distillery Co., Ltd., Class A	32,326
23,155	Arca Continental SAB de C.V.	122,468
3,700	Beijing Shunxin Agriculture Co., Ltd., Class A	27,985
78,000	China Resources Beer Holdings Co., Ltd.	432,057
200	Chongqing Brewery Co., Ltd., Class A	1,492
28,683	Coca-Cola Femsa S.A.B de C.V.	174,315
7,901	Compania Cervecerias Unidas SA	77,486
29,393	Embotelladora Andina SA	85,226
99,964	Fomento Economico Mexicano S.A.B. de C.V.	944,843
6,500	Fraser & Neave Holdings Bhd	55,358
7,100	Jiangsu King’s Luck Brewery JSC, Ltd., Class A	33,353
4,900	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	77,777
3,972	Kweichow Moutai Co., Ltd.	675,312
5,200	Luzhou Laojiao Co., Ltd.	64,711
42,900	Osotspa PCL	57,823
3,300	Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A	42,498
22,000	Tsingtao Brewery Co., Ltd., Class H	147,846
15,186	United Spirits, Ltd.*	127,799
11,600	Wuliangye Yibin Co., Ltd., Class A	221,537

		4,630,425

See accompanying notes to the financial statements.

5

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Biotechnology (0.4%):
68,000	3SBio, Inc.*^	$88,213
4,998	Celltrion, Inc.*	776,611
5,400	Chongqing Zhifei Biological Products Co., Ltd., Class A	38,503
922	Helixmith Co., Ltd.*	73,309
9,300	Hualan Biological Engineering, Inc., Class A	46,950
42,500	Innovent Biologics, Inc.*	144,983
241	Medy-Tox, Inc.	62,579
2,500	Shenzhen Kangtai Biological Products Co., Ltd., Class A	31,424
8,400	Walvax Biotechnology Co., Ltd., Class A	39,166

		1,301,738

Building Products (0.1%):
9,700	Beijing New Building Materials plc, Class A	35,451
70,000	China Lesso Group Holdings, Ltd.	89,872
310	KCC Corp.	62,949

		188,272

Capital Markets (1.6%):
4,300	Anxin Trust Co., Ltd., Class A*	2,742
109,538	B3 SA- Brasil Bolsa Balcao	1,170,275
12,108	Banco BTG Pactual SA	229,185
410,000	China Cinda Asset Management Co., Ltd., Class H	93,171
56,000	China Ding Yi Feng Holdings, Ltd.	575
48,000	China Everbright, Ltd.	89,884
164,000	China Galaxy Securities Co.	96,831
535,000	China Huarong Asset Management Co., Ltd., Class H	84,491
77,200	China International Capital Corp., Ltd.	149,295
24,800	China Merchants Securities Co., Ltd.	65,233
29,100	Citic Securities Co., Ltd., Class A	105,756
112,000	Citic Securities Co., Ltd., Class A	256,430
8,700	CSC Financial Co., Ltd., Class A	37,984
28,200	East Money Information Co., Ltd., Class A	63,883
53,600	Founder Securities Co., Ltd., Class A	66,801
77,400	GF Securities Co., Ltd.	94,309
15,400	GF Securities Co., Ltd., Class A	33,599
34,899	Guosen Securities Co., Ltd., Class A	62,968
38,000	Guotai Junan Securities Co., Ltd.	67,414
30,400	Guotai Junan Securities Co., Ltd.	80,738
28,600	Haitong Securities Co., Ltd.	63,597
149,200	Haitong Securities Co., Ltd.	176,486
1,835	HDFC Asset Management Co., Ltd.	82,391
2,100	Hithink RoyalFlush Information Network Co., Ltd., Class A	32,926
23,600	Huatai Securities Co., Ltd., Class A	68,850
100,800	Huatai Securities Co., Ltd., Class H	178,608
15,336	Investec, Ltd.	91,065
2,234	Korea Investment Holdings Co., Ltd.	139,579
10,139	Meritz Securities Co., Ltd.*	33,187
22,454	Mirae Asset Daewoo Co., Ltd.	146,193
6,300	Nanjing Securities Co., Ltd., Class A	11,684
7,349	NH Investment & Securities Co., Ltd.	80,478
1,631	Noah Holdings, Ltd., ADR*^	57,688
20,500	Orient Securities Co., Ltd./China	31,678
63,900	Pacific Securities Co. Ltd/The, Class A*	34,775
8,013	Reinet Investments SCA	158,855
3,512	Samsung Securities Co., Ltd.	117,013
26,100	SDIC Capital Co., Ltd., Class A	56,822

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
129,100	Shenwan Hongyuan Group Co., Ltd.	$94,914
73,012	The Moscow Exchange	127,040
520,000	Yuanta Financial Holding Co., Ltd.	350,522

		4,985,915

Chemicals (2.4%):
6,959	Advanced Petrochemical Co.	91,655
15,321	Asian Paints, Ltd.	383,273
9,301	Berger Paints India, Ltd.	67,240
185,000	Formosa Chemicals & Fibre Corp.	540,567
235,000	Formosa Plastics Corp.	783,311
6,038	Hanwha Chemical Corp.	98,042
24,900	Hengli Petrochemical Co., Ltd.	57,524
16,379	Hengyi Petrochemical Co., Ltd., Class A	32,763
85,200	Indorama Ventures PCL	98,545
940	Kumho Petrochemical Co., Ltd.	62,827
379	LG Chem, Ltd.	56,598
2,435	LG Chem, Ltd.	666,120
949	Lotte Chemical Corp.	183,079
237,213	Mesaieed Petrochemical Holding Co.	163,473
270,000	Nan Ya Plastics Corp.	656,330
16,206	National Industrialization Co.*	59,134
825	OCI Co., Ltd.	44,740
56,129	Orbia Advance Corp SAB de CV	119,722
131,000	Petronas Chemicals Group Berhad	235,493
6,230	Phosagro OAO, GDR	79,200
6,288	Pidilite Industries, Ltd.	122,428
1,233,300	PT Barito Pacific Tbk*	134,075
120,700	PTT Global Chemical Public Co., Ltd.	228,367
37,100	Rongsheng Petro Chemical Co., Ltd., Class A	66,021
16,532	Sahara International Petrochemical Co.	79,199
29,759	Sasol, Ltd.	647,845
8,038	Saudi Arabian Fertilizer Co.	166,150
40,483	Saudi Basic Industries Corp.	1,013,648
9,924	Saudi Industrial Investment Group	63,536
47,991	Saudi Kayan Petrochemical Co.*	142,061
240,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H	72,445
5,640	Sociedad Quimica y Minera de Chile SA	150,925
9,360	Tianqi Lithium Corp., Class A	40,487
28,733	UPL, Ltd.	235,398
9,000	Wanhua Chemical Group Co., Ltd.	72,596
11,140	Yanbu National Petrochemical Co.	166,084
14,800	Zhejiang Longsheng Group Co., Ltd., Class A	30,751

		7,911,652

Commercial Services & Supplies (0.2%):
16,500	A-Living Services Co., Ltd., Class H	57,118
221,222	China Everbright International, Ltd.	177,660
58,000	Country Garden Services Holdings Co., Ltd.	195,691
44,000	Greentown Service Group Co., Ltd.	48,069
929	S1 Corp.	75,289
5,700	Shanghai M&G Stationery, Inc., Class A	39,890

		593,717

Communications Equipment (0.2%):
28,000	Accton Technology Corp.	156,986
35,000	BYD Electronic International Co., Ltd.	67,267
1,175	KMW Co., Ltd.*	51,859
4,900	Shenzhen Sunway Communication Co., Ltd., Class A*	31,983

See accompanying notes to the financial statements.

6

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
3,100	Yealink Network Technology Corp., Ltd., Class A	$32,245
8,300	ZTE Corp.*	42,187
40,400	ZTE Corp., Class H*	123,785

		506,312

Construction & Engineering (0.7%):
261,000	China Communications Construction Co., Ltd.	212,770
42,098	China Railway Construction Corp., Ltd., Class A	61,303
94,000	China Railway Construction Corp., Ltd., Class H	103,067
210,000	China Railway Group, Ltd.	129,696
85,500	China Railway Group, Ltd., Class A	72,961
134,200	China State Construction Engineering Corp., Ltd.	108,303
90,000	China State Construction International Holdings, Ltd.	81,976
1,453	Daelim Industrial Co., Ltd.	113,350
9,015	Daewoo Engineering & Construct*	36,726
75,400	Gamuda Berhad	71,928
3,761	GS Engineering & Construction Corp.	100,428
1,359	HDC Hyundai Development Co.-Engineering & Construction	30,104
4,352	Hyundai Engineering & Construction Co., Ltd.	158,219
114,300	IJM Corporation Berhad	60,670
25,493	Larsen & Toubro, Ltd.	464,175
149,000	Metallurgical Corp of China, Ltd., Class H	33,483
71,700	Metallurgical Corp. of China, Ltd.	28,829
91,700	Power Construction Corp. of China, Ltd.	57,162
8,382	Samsung Engineering Co., Ltd.*	138,829
67,500	Sinopec Engineering Group Co., Ltd.	40,433

		2,104,412

Construction Materials (1.1%):
31,843	Ambuja Cements, Ltd.	87,656
23,700	Anhui Conch Cement Co., Ltd., Class A	186,758
52,500	Anhui Conch Cement Co., Ltd., Class H	383,653
114,000	Asia Cement Corp.	182,497
99,900	BBMG Corp.	53,556
113,000	BBMG Corp., Class H	34,725
9,100	Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	34,398
833,802	Cemex SAB de C.V.	312,292
200,000	China National Buildings Material Co., Ltd.	223,444
130,000	China Resources Cement Holdings, Ltd.	165,610
17,906	Grasim Industries, Ltd.	186,843
14,963	Grupo Argos SA	81,072
995	POSCO Chemical Co., Ltd.	42,263
99,700	PT Indocement Tunggal Prakarsa Tbk	136,830
158,500	PT Semen Indonesia (Persero) Tbk	136,778
3,423	Saudi Cement Co.	63,980
447	Shree Cement, Ltd.	127,748
8,700	Siam Cement PCL	113,430
245,925	Taiwan Cement Corp.	358,883
30,800	The Siam Cement Public Co., Ltd.	401,568
1,679	Titan Cement International SA*	35,962
5,328	Ultra Tech Cement, Ltd.	302,146

		3,652,092

Consumer Finance (0.3%):
9,199	Bajaj Finance, Ltd.	546,495
13,812	Mahindra & Mahindra Financial Services	62,571
28,300	Muangthai Capital PCL, Class R	60,128

Shares		Fair Value
Common Stocks, continued
Consumer Finance, continued
6,884	Qudian, Inc., ADR*	$32,424
1,493	Samsung Card Co., Ltd.	49,801
8,554	Shriram Transport Finance	140,360
41,700	Srisawad Corp PCL	95,026

		986,805

Containers & Packaging (0.1%):
35,728	Klabin SA	163,539
5,000	Yunnan Energy New Material Co., Ltd.	36,260

		199,799

Diversified Consumer Services (0.6%):
19,000	China East Education Holdings, Ltd.*	39,812
25,000	China Education Group Holdings, Ltd.^	32,782
73,999	Cogna Educacao	210,296
7,324	New Oriental Education & Technology Group, Inc., ADR*	888,035
19,797	TAL Education Group, ADR*	954,215

		2,125,140

Diversified Financial Services (1.0%):
15,390	Ayala Corp.	238,407
63,292	Chailease Holding Co., Ltd.	291,858
142,000	Far East Horizon, Ltd.	133,268
179,198	FirstRand, Ltd.	806,352
356,000	Fubon Financial Holdings Co., Ltd.	551,573
12,163	Grupo de Inversiones Suramericana SA	125,879
5,763	GT Capital Holdings, Inc.	96,486
50,558	Haci Omer Sabanci Holding AS	81,263
757,800	Metro Pacific Investments Corp.	51,643
8,314	PSG Group, Ltd.	139,123
31,853	REC, Ltd.	63,920
28,668	Remgro, Ltd.	400,010
43,522	RMB Holdings, Ltd.	250,498

		3,230,280

Diversified Telecommunication Services (1.4%):
16,641	Bharti Infratel, Ltd.	58,979
132,000	China Communications Services Corp., Ltd.	96,488
672,000	China Telecom Corp., Ltd., Class H	275,819
2,218,000	China Tower Corp., Ltd., Class H	490,617
326,000	China Unicom Hong Kong, Ltd.	307,761
190,000	Chunghwa Telecom Co., Ltd.	697,391
91,867	Emirates Telecommunications Group Co. PJSC	408,776
14,100	Hellenic Telecommunications Organization SA (OTE)	225,517
4,921	LG Uplus Corp.	60,377
51,410	Ooredoo Qsc	100,002
23,636	Orange Polska SA*	44,362
2,601,900	PT Telekomunikasi Indonesia Tbk	741,380
21,370	Saudi Telecom Co.	580,127
5,248	Telecom Argentina SA, ADR	59,565
23,998	Telefonica Brasil	345,948
37,200	Telekom Malaysia Berhad	34,760
13,265	Telkom SA SOC, Ltd.^	32,978
494,000	True Corp. PCL	75,643

		4,636,490

Electric Utilities (1.0%):
8,687	Centrais Eletricas Brasileiras S.A	82,593
14,511	Centrais Eletricas Brasileiras S.A	136,379

See accompanying notes to the financial statements.

7

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
9,117	CEZ AS	$205,029
52,447	Companhia Energetica de Minas Gerais	179,822
2,019,012	ENEL Americas SA	448,669
1,498,988	ENEL Chile SA	140,624
9,765	Energisa SA	129,965
44,655	Equatorial Energia SA	253,031
2,070,329	Inter Rao Ues PJSC	168,566
24,459	Interconexion Electrica SA ESP	145,925
13,649	Korea Electric Power Corp., Ltd.*	327,319
13,430	Manila Electric Co.	83,904
38,674	PGE SA*	81,086
98,266	Power Grid Corp. of India, Ltd.	262,159
45,490	Saudi Electricity Co.	244,988
45,696	Tata Power Co., Ltd.	36,244
164,700	Tenega Nasional Berhad	533,954

		3,460,257

Electrical Equipment (0.2%):
7,500	Contemporary Amperex Technology Co., Ltd., Class A	114,679
33,350	Elswedy Cables Holding Co.	23,970
4,900	Eve Energy Co., Ltd., Class A*	35,282
11,329	Havells India, Ltd.	102,767
20,300	Luxshare Precision Industry Co., Ltd.	106,339
12,400	Nari Technology Co., Ltd.	37,765
272,000	Shanghai Electric Group Co., Ltd., Class H	89,480
27,400	Xinjiang Goldwind Science & Technology Co., Ltd.	31,840
16,541	Xinjiang Goldwind Science & Technology Co., Ltd.	28,384
17,400	Zhejiang Chint Electrics Co., Ltd., Class A	66,980
27,100	Zhuzhou CRRC Times Electric Co., Ltd., Class H	98,224

		735,710

Electronic Equipment, Instruments & Components (2.3%):
39,000	AAC Technologies Holdings, Inc.^	340,687
463,000	AU Optronics Corp.	155,502
9,200	AVIC Jonhon Optronic Technology Co., Ltd., Class A	51,585
10,800	Chaozhou Three-Circle Group Co., Ltd., Class A	34,589
54,000	China Railway Signal & Communication Corp., Ltd.	30,192
103,000	Delta Electronics, Inc.	520,813
20,899	Foxconn Industrial Internet Co., Ltd., Class A	54,840
46,000	Foxconn Technology Co., Ltd.	101,717
12,300	GoerTek, Inc., Class A	35,168
32,700	Hangzhou Hikvision Digital	153,972
652,000	Hon Hai Precision Industry Co., Ltd.	1,976,045
428,000	Innolux Corp.	119,154
34,500	Kingboard Holdings, Ltd.	109,534
55,500	Kingboard Laminates Holdings, Ltd.	69,008
5,000	Largan Precision Co., Ltd.	835,503
15,100	Lens Technology Co., Ltd., Class A	30,042
12,433	LG Display Co., Ltd.*	173,846
732	LG Innotek Co., Ltd.	88,346
19,600	Lingyi iTech Guangdong Co., Class A*	30,551
2,500	NAURA Technology Group Co., Ltd., Class A	31,573
15,000	OFILM Group Co., Ltd., Class A*	33,641
2,956	Samsung Electro-Mechanics Co., Ltd., Series L	318,277
2,911	Samsung SDI Co., Ltd.	591,901
9,500	Shengyi Technology Co., Ltd., Class A	28,540
1,300	Shennan Circuits Co., Ltd., Class A	26,537
37,700	Sunny Optical Technology Group Co., Ltd.	654,236

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
76,000	Synnex Technology International Corp.	$95,183
14,000	Tianma Microelectronics Co., Ltd., Class A	32,780
11,100	Unisplendour Corp., Ltd., Class A	50,373
13,000	Walsin Technology Corp.	103,677
69,960	WPG Holdings, Ltd.	91,271
8,300	WUS Printed Circuit Kunshan Co., Ltd., Class A	26,492
5,600	Wuxi Lead Intelligent Equipment Co., Ltd., Class A	36,100
13,377	Yageo Corp.	195,221
19,900	Zhejiang Dahua Technology Co., Ltd., Class A	56,892
26,000	Zhen Ding Technology Holding, Ltd.	124,341

		7,408,129

Energy Equipment & Services (0.1%):
74,000	China Oilfield Services, Ltd.	116,182
185,100	Dialog Group Berhad	156,201

		272,383

Entertainment (0.7%):
700,000	Alibaba Pictures Group, Ltd.*	123,255
3,545	CD Projekt SA	261,104
2,611	HUYA, Inc., ADR*	46,867
6,238	IQIYI, Inc., ADR*	131,684
8,100	Mango Excellent Media Co., Ltd., Class A*	40,669
873	Ncsoft Corp.	407,104
3,674	NetEase, Inc., ADR	1,126,596
953	Netmarble Corp.*	75,999
281	Pearl Abyss Corp.*	44,997
4,700	Perfect World Co., Ltd., Class A	29,782
4,452	Tencent Music Entertainment Group, ADR*	52,266
10,700	Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd., Class A	41,401

		2,381,724

Equity Real Estate Investment Trusts (0.2%):
158,965	Fibra UNO Amdinistracion SA	246,312
65,874	Fortress REIT, Ltd., Class A	90,764
147,566	Growthpoint Properties, Ltd.	233,648
278,872	Redefine Properties, Ltd.	150,861

		721,585

Food & Staples Retailing (1.5%):
21,197	Atacadao Distribuicao Comercio e Industria, Ltd.	123,061
6,822	Avenue Supermarts, Ltd.*	175,936
51,500	Berli Jucker PCL	71,937
376	BGF Retail Co., Ltd.	54,912
16,616	Bid Corp., Ltd.	392,148
19,206	BIM Birlesik Magazalar AS	150,988
71,473	Cencosud SA	94,156
8,122	Cia Brasileira de Distribuicao*	179,484
13,004	Clicks Group, Ltd.	238,589
298,100	CP All PCL	717,067
2,270	Dino Polska SA*	86,156
1,085	E-Mart Co., Ltd.	119,417
1,004	GS Retail Co., Ltd.	34,034
19,582	Magnit OJSC, Registered Shares, GDR	236,691
19,599	Pickn Pay Stores, Ltd.	89,374
31,000	President Chain Store Corp.	314,736
12,234	Raia Drogasil SA	339,583
25,126	Shoprite Holdings, Ltd.	226,320

See accompanying notes to the financial statements.

8

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
117,500	Sun Art Retail Group, Ltd.	$142,603
10,296	The Spar Group, Ltd.	145,456
277,598	Wal-Mart de Mexico SAB de C.V.	795,206
6,668	X5 Retail Group NV, GDR	230,134
2,900	Yifeng Pharmacy Chain Co., Ltd., Class A	30,479
25,700	Yonghui Superstores Co., Ltd.	27,823

		5,016,290

Food Products (1.9%):
14,779	Almarai Co. JSC	195,083
26,946	BRF SA*	235,828
2,599	Britannia Industries, Ltd.	110,386
217,700	Charoen Pokphand Foods Public Co., Ltd.	199,249
86,000	China Agri-Industries Holdings, Ltd.	45,594
280,000	China Huishan Dairy Holdings Co., Ltd.*^	539
145,000	China Mengniu Dairy Co., Ltd.	587,640
461	CJ CheilJedang Corp.	100,259
111,500	Dali Foods Group Co., Ltd.	82,447
7,700	Foshan Haitian Flavouring & Food Co., Ltd.	118,882
15,800	Genting Plantations Berhad	40,900
10,900	Gruma, SAB de C.V., Class B	111,940
85,224	Grupo Bimbo SAB de C.V., Series A, Class A	155,225
9,500	Guangdong Haid Group Co., Ltd., Class A	49,097
8,700	Henan Shuanghui Investment & Development Co., Ltd.	36,296
17,800	Inner Mongolia Yili Indsutrial Group Co., Ltd.	79,076
100,800	IOI Corp. Berhad	113,660
58,755	JBS SA	376,897
12,700	Jiangxi Zhengbang Technology Co., Ltd., Class A	29,553
23,900	Kuala Lumpur Kepong Berhad	144,888
5,500	Muyuan Foodstuff Co., Ltd.	70,115
1,155	Nestle India, Ltd.	239,699
4,000	Nestle Malaysia Bhd	143,800
10,200	New Hope Liuhe Co., Ltd., Class A	29,228
1,128	Orion Corp./ Republic of Korea	102,849
84	Ottogi Corp.	40,224
30,380	PPB Group Berhad	140,069
402,600	PT Charoen Pokphand Indonesia Tbk	188,028
116,600	PT Indofood CBP Sukses Makmur Tbk	93,715
265,500	PT Indofood Sukses Makmur Tbk	151,542
34,300	QL Resources Berhad	68,202
98,600	Sime Darby Plantation Bhd	131,130
17,000	Standard Foods Corp.	39,509
169,500	Thai Union Frozen Products PCL	76,074
15,268	The Savola Group*	139,998
8,059	Tiger Brands, Ltd.	121,242
94,000	Tingyi (Caymen Is) Holding Corp.	160,636
17,800	Tongwei Co., Ltd., Class A	33,556
67,000	Uni-President China Holdings, Ltd.	70,398
254,000	Uni-President Enterprises Corp.	628,751
45,370	Universal Robina Corp.	130,076
268,000	Want Want China Holdings, Ltd.	250,988
18,300	Wens Foodstuffs Group Co., Ltd.	88,284
23,000	Yihai International Holding, Ltd.	134,737

		6,086,289

Gas Utilities (0.6%):
27,000	Beijing Enterprises Holdings, Ltd.	124,048
96,600	China Gas Holdings, Ltd.	362,132

Shares		Fair Value
Common Stocks, continued
Gas Utilities, continued
48,000	China Resources Gas Group, Ltd.	$263,853
41,500	ENN Energy Holdings, Ltd.	453,776
101,101	GAIL India, Ltd.	171,726
27,034	Infraestructura Energetica Nova, SAB de C.V.	127,181
1,191	Korea Gas Corp.	38,901
29,700	Petronas Gas Berhad	120,551
548,900	PT Perusahaan Gas Negara Tbk	85,409
39,000	Towngas China Co., Ltd.	27,060

		1,774,637

Health Care Equipment & Supplies (0.1%):
92,300	Hartalega Holdings Berhad	123,700
3,200	Jafron Biomedical Co., Ltd., Class A	33,007
7,700	Lepu Medical Technology Beijing Co., Ltd., Class A	36,592
4,400	Ovctek China, Inc., Class A	29,902
104,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	124,780
1,200	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	31,266
70,800	Top Glove Corp. Berhad	81,419

		460,666

Health Care Providers & Services (0.6%):
10,010	Aier Eye Hospital Group Co., Ltd., Class A	56,907
505,900	Bangkok Dusit Medical Services Public Co., Ltd.	437,783
26,800	Bumrungrad Hospital PCL	131,340
2,762	Celltrion Healthcare Co., Ltd.*	125,404
11,550	Hapvida Participacoes e Investimentos SA	183,502
10,500	Huadong Medicine Co., Ltd., Class A	36,760
128,800	IHH Healthcare Berhad	172,283
70,595	Life Healthcare Group Holdings Pte, Ltd.	123,930
15,300	Meinian Onehealth Healthcare Holdings Co., Ltd., Class A	32,744
18,077	Notre Dame Intermedica Participacoes SA	306,752
1,900	Shanghai Pharmaceuticals Holding Co., Ltd.	5,015
60,300	Shanghai Pharmaceuticals Holding Co., Ltd.	117,348
64,800	Sinopharm Group Co., Series H	237,028
2,100	Topchoice Medical Corp., Class A*	30,917

		1,997,713

Health Care Technology (0.1%):
190,000	Alibaba Health Information Technology, Ltd.*	219,570
15,000	Ping An Healthcare and Technology Co., Ltd.*	109,561

		329,131

Hotels, Restaurants & Leisure (0.8%):
25,194	Alsea SAB de C.V.*	66,413
4,914	AmRest Holdings SE*	56,128
7,600	China International Travel Service Corp., Ltd., Class A	97,193
114,000	Genting Berhard	168,826
167,600	Genting Malaysia Berhad	134,882
18,000	Haidilao International Holding, Ltd.	72,326
7,102	Huazhu Group, Ltd., ADR	284,578
23,260	Jollibee Foods Corp.	99,061
5,881	Kangwon Land, Inc.	150,324
167,200	Minor International PCL	200,735
9,175	OPAP SA	119,351
1,987	Saudi Airlines Catering Co.	54,471
64,500	Shenzhen Overseas Chinese Town Co., Ltd., Class A	72,155

See accompanying notes to the financial statements.

9

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
11,300	Songcheng Performance Development Co., Ltd., Class A	$50,148
19,077	Yum China Holdings, Inc.	915,887

		2,542,478

Household Durables (0.4%):
7,079	Arcelik AS*	24,850
11,199	Gree Electric Appliances, Inc. of Zhuhai, Class A	105,232
67,000	Haier Electronics Group Co., Ltd.	209,699
5,768	LG Electronics, Inc.	357,740
10,900	Midea Group Co., Ltd., Class A	90,925
13,100	NavInfo Co., Ltd., Class A	30,291
7,000	Nien Made Enterprise Co., Ltd.	64,770
17,100	Qingdao Haier Co., Ltd.	47,955
104,000	Tatung Co., Ltd.*	72,901
72,600	TCL Corp., Class A	46,606
2,799	Woongjin Coway Co., Ltd.	224,912
4,700	Zhejiang Supor Co., Ltd., Class A	51,817

		1,327,698

Household Products (0.4%):
33,339	Hindustan Unilever, Ltd.	898,434
89,529	Kimberl- Clark de Mexico SAB de C.V.	177,607
78,100	PT Unilever Indonesia Tbk	236,187

		1,312,228

Independent Power and Renewable Electricity Producers (0.6%):
57,800	Aboitiz Power Corp.	39,169
41,700	B Grimm Power PCL	72,876
534,000	Cgn Power Co., Ltd., Class H	142,677
170,000	China Longyuan Power Group Corp.	107,635
41,500	China National Nuclear Power Co., Ltd.	29,800
185,000	China Power International Develpoment, Ltd.	39,678
90,000	China Resources Power Holdings Co.	126,400
71,400	China Yangtze Power Co., Ltd.	188,420
415,329	Colbun SA	66,320
15,900	Electricity Genera PCL	173,747
10,904	Engie Brasil Energia SA	137,723
191,500	GD Power Development Co., Ltd.	64,335
40,700	Global Power Synergy PCL	116,473
25,500	Gulf Energy Development PCL, Class R	140,814
56,200	Huadian Power International Corp, Ltd., Class A	29,614
84,000	Huadian Power International Corp., Ltd., Class H	31,915
226,000	Huaneng Power International, Inc., Class H	114,198
256,000	Huaneng Renewables Corp., Ltd.	99,569
110,072	NTPC, Ltd.	183,673
33,400	Ratch Group PCL	76,488
50,900	SDIC Power Holdings Co., Ltd., Class A	67,124
21,900	Sichuan Chuantou Energy Co., Ltd., Class A	30,969

		2,079,617

Industrial Conglomerates (1.2%):
105,390	Aboitiz Equity Ventures, Inc.	107,001
147,446	Alfa SAB de C.V., Class A	122,305
14,751	Bidvest Group, Ltd.	216,069
316,000	Citic, Ltd.	423,586
713	CJ Corp.	59,514
154,000	Far Eastern New Century Corp.	153,513
137,000	Fosun International, Ltd.	200,209
24,392	Grupo Carso SAB de C.V.	90,093

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
2,181	Hanwha Corp.	$47,018
28,800	Hap Seng Consolidated Berhad	70,281
96,889	Industries Qatar Q.S.C.	273,742
153,160	JG Summit Holdings, Inc.	244,617
35,708	KOC Holdings AS	122,246
5,080	LG Corp.	323,413
1,672	Lotte Corp.	56,246
4,534	Samsung C&T Corp.	424,607
32,000	Shanghai Industrial Holdings, Ltd.	61,617
2,872	Siemens, Ltd.	60,255
111,900	Sime Darby Berhad	60,801
1,878	SK Holdings Co., Ltd.	424,316
12,880	SM Investments Corp.	265,174

		3,806,623

Insurance (3.9%):
2,066	Bajaj Finserv, Ltd.	272,570
38,189	BB Seguridade Participacoes SA	357,963
1,459	Bupa Arabia For Cooperative Insurance Co.	39,840
420,137	Cathay Financial Holding Co., Ltd.	596,900
170,088	China Life Insurance Co., Ltd.*	145,309
10,000	China Life Insurance Co., Ltd.	50,057
381,000	China Life Insurance Co., Ltd.	1,061,490
23,600	China Pacific Insurance Group Co., Ltd., Class A	128,260
135,600	China Pacific Insurance Group Co., Ltd., Class H	535,498
210,000	China Reinsurance Group Corp.	34,508
86,200	China Taiping Insurance Holdings Co., Ltd.	214,367
2,649	DB Insurance Co., Ltd.	119,640
18,715	Discovery, Ltd.	161,472
15,367	Hanwha Life Insurance Co., Ltd.	30,638
27,089	HDFC Life Insurance Co., Ltd.	237,669
3,542	Hyundai Marine & Fire Insurance Co., Ltd.	82,443
9,682	ICICI Lombard General Insurance Co., Ltd.	188,093
14,231	ICICI Prudential Life Insurance Co., Ltd.	96,262
37,252	IRB Brasil Resseguros SA	360,757
7,924	Liberty Holding, Ltd.	62,698
50,823	Momentum Metropolitan Holdings	79,073
46,600	New China Life Insurance Co., Ltd.	200,850
4,500	New China Life Insurance Co., Ltd., Class A	31,763
237,809	Old Mutual, Ltd.	333,716
1,520	Orange Life Insurance, Ltd.	36,998
454,000	People’s Insurance Co. Group of China, Ltd. (The)	189,044
364,000	Picc Property & Casuality Co., Ltd., Class H	438,926
293,500	Ping An Insurance Group Co. of China, Ltd.	3,477,100
33,300	Ping An Insurance Group Co. of China, Ltd.	408,737
5,556	Porto Seguro SA	86,669
33,349	Powszechny Zaklad Ubezpieczen SA	352,184
98,280	Qatar Insurance Co.	85,350
52,518	Rand Merchant Investment Holdings, Ltd.	115,579
1,536	Samsung Fire & Marine Insurance Co., Ltd.	323,266
3,843	Samsung Life Insurance Co., Ltd.	246,986
101,315	Sanlam, Ltd.	573,150
18,759	SBI Life Insurance Co., Ltd.	252,514
542,991	Shin Kong Financial Holdings Co., Ltd.	187,692
15,379	Sul America SA	229,117
2,914	The Co. for Cooperative Insurance*	59,625
11,700	Zhongan Online P&c Insurance Co., Ltd.*^	42,407

		12,527,180

See accompanying notes to the financial statements.

10

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Interactive Media & Services (5.9%):
5,106	58.com, Inc., ADR*	$330,511
2,908	Autohome, Inc., ADR*^	232,669
14,475	Baidu, Inc., ADR*	1,829,640
3,552	Info Edge India, Ltd.	125,983
3,144	JOYY, Inc., ADR*	165,972
2,654	Kakao Corp.	351,495
7,938	Momo, Inc., ADR	265,923
7,240	NAVER Corp.	1,166,465
3,404	Sina Corp.*	135,922
299,600	Tencent Holdings, Ltd.	14,453,195
2,832	Weibo Corp., ADR*^	131,263

		19,189,038

Internet & Direct Marketing Retail (7.0%):
88,405	Alibaba Group Holding, Ltd., ADR*	18,750,700
11,315	B2W Cia Digital*	176,843
2,123	Baozun, Inc., ADR*^	70,314
574	CJ ENM Co., Ltd.	79,064
38,249	JD.com, Inc., ADR*	1,347,511
53,600	Meituan Dianping*	701,978
10,245	Pinduoduo, Inc., ADR*	387,466
25,003	Trip.com Group, Ltd., ADR*	838,601
23,233	Vipshop Holdings, Ltd., ADR*	329,212

		22,681,689

IT Services (1.5%):
63,154	Cielo SA	131,427
21,500	DHC Software Co., Ltd., Class A	31,869
3,409	GDS Holdings, Ltd., ADR*^	175,837
57,866	HCL Technologies, Ltd.	460,786
178,252	Infosys, Ltd.	1,832,962
1,832	Samsung SDS Co., Ltd.	307,685
46,909	Tata Consultancy Services, Ltd.	1,420,252
24,701	Tech Mahindra, Ltd.	263,979
50,000	Travelsky Technology, Ltd., Series H	122,193
500	Wangsu Science & Technology Co., Ltd., Class A	684
61,036	Wipro, Ltd.	210,320

		4,957,994

Leisure Products (0.1%):
14,000	Giant Manufacturing Co., Ltd.	99,458
1,777	HLB, Inc.*	175,298

		274,756

Life Sciences Tools & Services (0.3%):
4,215	Divi’s Laboratories, Ltd.	109,035
44,000	Genscript Biotech Corp.*	100,060
3,400	Hangzhou Tigermed Consulting Co., Ltd., Class A	30,838
872	Samsung Biologics Co., Ltd.*	325,241
5,800	WuXi AppTec Co., Ltd., Class A	76,764
7,200	WuXi AppTec Co., Ltd., Class H	89,353
29,500	Wuxi Biologics Cayman, Inc.*	374,187

		1,105,478

Machinery (0.8%):
7,000	AirTac International Group	109,292
56,569	Ashok Leyland, Ltd.	64,717
87,000	China Conch Venture Holdings, Ltd.	379,661
72,200	China Shipbuilding Industry Co., Ltd., Class A	54,323
82,899	CRRC Corp., Ltd., Class A	84,996

Shares		Fair Value
Common Stocks, continued
Machinery, continued
241,000	CRRC Corp., Ltd., Class H	$175,762
1,406	Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	33,792
2,359	Doosan Bobcat, Inc.	69,859
32,000	Haitian International Holdings, Ltd.	77,591
14,482	Hiwin Technologies Corp.	136,002
462	Hyundai Heavy Industries Holdings Co., Ltd.	134,732
5,200	Jiangsu Hengli Hydraulic Co., Ltd., Class A	37,147
2,061	Korea Shipbuilding & Offshore*	223,665
21,663	Samsung Heavy Industries Co., Ltd., Class R*	135,839
26,100	Sany Heavy Industry Co., Ltd.	63,947
35,500	Sinotruk Hong Kong, Ltd.	75,757
44,410	WEG SA	382,708
15,600	Weichai Power Co., Ltd., Class A	35,581
104,000	Weichai Power Co., Ltd., Class H	220,057
19,700	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	49,063
4,800	Zhongji Innolight Co., Ltd., Class A	35,950
80,400	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	67,502

		2,647,943

Marine (0.1%):
134,000	Cosco Shipping Holdings Co., Ltd.*	54,440
158,835	Evergreen Marine Corp., Ltd.*	65,731
53,100	MISC Berhad	108,793
10,292	Pan Ocean Co., Ltd.*	40,379

		269,343

Media (1.4%):
3,550	Cheil Worldwide, Inc.	73,812
14,200	China Literature, Ltd.*	59,361
15,055	Cyfrowy Polsat SA	110,834
127,011	Grupo Televisa SAB	298,123
13,390	Megacable Holdings SAB de C.V.	54,854
23,699	MultiChoice Group, Ltd.*	197,173
22,909	Naspers, Ltd.	3,746,527
33,057	ZEE Entertainment Enterprises, Ltd.	135,492

		4,676,176

Metals & Mining (3.4%):
141,114	Alrosa PAO	192,144
312,000	Aluminum Corp. of China, Ltd.*	106,977
2,653	Anglo American Platinum, Ltd.	247,862
21,810	AngloGold Ashanti, Ltd.	489,071
109,900	Baoshan Iron & Steel Co., Ltd., Class A	90,582
83,500	China Hongqiao Group, Ltd.	50,447
58,500	China Molybdenum Co., Ltd., Class A	36,650
210,000	China Molybdenum Co., Ltd., Class H	90,216
21,400	China Northern Rare Earth Group High-Tech Co., Ltd., Class A	33,302
588,000	China Steel Corp.	469,327
96,400	China Zhongwang Holdings, Ltd.	38,496
12,956	Cia de Minas Buenaventura SA, ADR	195,636
33,377	Companhia Siderurgica Nacional SA (CSN)	117,093
74,572	Eregli Demir ve Celik Fabrikalari T.A.S.	113,559
43,056	Gold Fields	289,476
184,317	Grupo Mexico SAB de C.V., Series B, Class B	505,665
58,675	Hindalco Industries, Ltd.	178,000
4,280	Hyundai Steel Co.	116,569
42,293	Impala Platinum Holdings, Ltd.*	434,130

See accompanying notes to the financial statements.

11

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
6,828	Industrias Penoles SAB de C.V.	$71,595
226,900	Inner Mongolia Baotou Steel Union Co., Ltd.	43,004
29,000	Jiangxi Copper Co., Ltd.	39,974
26,000	Jiangxi Copper Co., Ltd., Class A	63,248
45,225	JSW Steel, Ltd.	171,205
7,548	KGHM Polska Miedz SA*	190,053
456	Korea Zinc Co.	167,884
3,443	Kumba Iron Ore, Ltd.	102,523
64,500	Maanshan Iron & Steel Co., Ltd., Class A	28,431
158,384	Magnitogorsk Iron & Steel Works PJSC	107,294
3,216	MMC Norilsk Nickel PJSC	992,019
18,811	Northam Platinum, Ltd.*	166,082
64,536	Novolipetsk Steel PJSC	149,775
10,448	Polymetal International plc	163,762
1,230	Polyus PJSC	141,097
4,127	POSCO	840,951
92,100	Press Metal Aluminium Holdings Bhd	104,972
23,267	Saudi Arabian Mining Co.*	275,540
9,611	Severstal	145,515
5,800	Shandong Gold Mining Co., Ltd.	27,060
119,193	Sibanye Gold, Ltd.*	301,119
4,407	Southern Copper Corp.	187,209
16,508	Tata Steel, Ltd.	109,523
201,900	Tongling Nonferrous Metals Group Co., Ltd., Class A	67,542
166,093	Vale SA	2,201,083
105,510	Vedanta, Ltd.	225,661
48,000	Zhaojin Mining Industry Co., Ltd., Class H	52,937
70,100	Zijin Mining Group Co., Ltd.	46,215
292,000	Zijin Mining Group Co., Ltd.	145,613

		11,124,088

Multiline Retail (0.5%):
8,526	El Puerto de Liverpool SAb de C.V.	42,361
805	Hyundai Department Store Co., Ltd.	57,762
42,154	Lojas Renner SA	588,919
497	Lotte Shopping Co., Ltd.	58,152
38,738	Magazine Luiza SA	459,424
18,300	Robinson Department Store Public Co., Ltd.	40,272
40,580	S.A.C.I. Falabella	175,010
417	Shinsegae Department Store Co.	104,038
49,121	Woolworths Holdings, Ltd.	170,625

		1,696,563

Multi-Utilities (0.0%†):
28,020	Qatar Electricity & Water Co.	123,831
131,264	YTL Corporation Berhad	31,476

		155,307

Oil, Gas & Consumable Fuels (7.3%):
231,200	Banpu Public Co., Ltd.	91,563
34,664	Bharat Pertoleum Corp., Ltd.	239,316
135,100	Bukit Asam Tbk PT	25,754
78,000	China Coal Energy Co., Ltd., Class H	30,962
37,400	China Merchants Energy Shipping Co., Ltd., Class A	44,378
30,900	China Petroleum & Chemical Corp., Class A	22,681
1,404,000	China Petroleum & Chemical Corp., Class H	846,322
10,100	China Shenhua Energy Co., Ltd.	26,484
185,000	China Shenhua Energy Co., Ltd.	387,207
948,000	CNOOC, Ltd.	1,580,112

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
68,459	Coal India, Ltd.	$202,902
9,332	Cosan sa industria e Comercio	161,419
65,300	COSCO SHIPPING Energy Transportation Co., Ltd., Class A	59,974
259,471	Ecopetrol SA	261,822
21,441	Empresas Copec SA	192,584
86,000	Energy Absolute Public Co., Ltd.	125,035
11,936	Exxaro Resources, Ltd.	111,761
66,000	Formosa Petrochemical Corp.	214,911
550,673	Gazprom PJSC	2,280,222
4,941	Grupa Lotos SA	108,857
2,690	GS Holdings	119,616
25,893	Hindustan Petroleum Corp., Ltd.	96,002
94,230	Indian Oil Corp., Ltd.	165,885
56,800	Inner Mongolia Yitai Coal Co., Ltd.	46,033
572,300	IRPC PCL	69,930
172,000	Kunlun Energy Co., Ltd.	151,798
20,574	LUKOIL PJSC	2,049,551
23,887	MOL Hungarian Oil And Gas PLC	238,845
2,388	Motor Oil (Hellas) Corinth Refineries SA	55,367
4,818	NovaTek OAO, Registered Shares, GDR	978,395
46,100	Oil & Gas Development Co., Ltd.	42,393
139,854	Oil & Natural Gas Corp., Ltd.	252,927
45,900	PetroChina Co., Ltd., Class A	38,432
1,114,000	PetroChina Co., Ltd., Class H	559,272
157,799	Petroleo Brasileiro SA	1,255,487
215,910	Petroleo Brasileiro SA	1,620,129
10,500	Petronas Dagangan Berhad	59,312
32,190	Petronet LNG, Ltd.	120,972
16,175	Polski Koncern Naftowy Orlen SA	365,929
88,731	Polskie Gornictwo Naftowe i Gazownictwo SA	101,210
639,600	PT Adaro Energy Tbk	71,218
82,200	PT United Tractors Tbk	126,937
75,800	PTT Exploration & Production PCL	313,428
616,600	PTT PCL	902,500
18,380	Qatar Fuel QSC	115,564
10,829	Rabigh Refining & Petrochemical Co.*	62,544
148,938	Reliance Industries, Ltd.	3,163,957
10,376	Rosneft Oil Co. PJSC	75,356
49,466	Rosneft Oil Co., Registered Shares, GDR	356,992
46,518	Saudi Arabian Oil Co.*	437,176
26,100	Shaanxi Coal Industry Co., Ltd.	33,697
2,000	Shanxi Meijin Energy Co., Ltd., Class A*	2,710
2,940	SK Innovation Co., Ltd.	379,293
2,441	S-Oil Corp.	199,910
355,190	Surgutneftegas PJSC	289,471
398,301	Surgutneftegas Prefernce	242,644
81,138	Tatneft PJSC	995,888
54,400	Thai Oil Public Co., Ltd.	125,800
6,354	Tupras-Turkiye Petrol Rafine	135,722
38,971	Ultrapar Participacoes SA	246,887
102,000	Yanzhou Coal Mining Co.	91,668
8,881	YPF Sociedad Anonima, ADR	102,842

		23,873,955

Paper & Forest Products (0.2%):
56,497	Empresas CMPC SA	138,329
124,900	Indah Kiat Pulp & Paper Corp Tbk PT	68,919

See accompanying notes to the financial statements.

12

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products, continued
82,000	Lee & Man Paper Manufacturing, Ltd.	$62,264
91,000	Nine Dragons Paper Holdings, Ltd.	94,833
70,200	Pabrik Kertas Tjiwi Kimia Tbk PT	51,790
28,968	Suzano SA	285,791

		701,926

Personal Products (0.6%):
1,739	Amorepacific Corp.	299,941
378	Amorepacific Corp.	29,176
1,469	Amorepacific Group	104,947
2,395	Colgate-Palmolive India, Ltd.	49,166
28,768	Dabur India, Ltd.	184,876
18,132	Godrej Consumer Products, Ltd.	174,100
40,000	Hengan International Group Co., Ltd.	285,606
498	LG Household & Health Care, Ltd.	542,572
101	LG Household & Health Care, Ltd.	67,337
22,094	Marico, Ltd.	105,797
19,188	Natura & Co. Holding SA*	184,485

		2,028,003

Pharmaceuticals (1.2%):
19,303	Aspen Pharmacare Holdings, Ltd.*	164,788
14,897	Aurobindo Pharma, Ltd.	95,394
3,100	Betta Pharmaceuticals Co., Ltd., Class A	29,252
600	Changchun High & New Technology Industry Group, Inc., Class A	38,539
5,600	Chengdu Kanghong Pharmaceutical Group Co., Ltd., Class A	29,701
73,000	China Medical System Holdings, Ltd.	105,229
234,000	China Pharmaceutical Enterprise & Investment Corp.	558,572
80,500	China Resources Pharmaceutical	74,756
100,000	China Traditional Chinese Medicine Holdings Co., Ltd.	48,270
18,510	Cipla, Ltd.	124,049
6,165	Dr Reddy’s Laboratories, Ltd.	248,343
9,600	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class A	49,108
395	Hanmi Pharm Co., Ltd.*	101,083
22,000	Hansoh Pharmaceutical Group Co., Ltd.*	73,225
2,844	Hutchison China MediTech, Ltd., ADR*	71,299
18,735	Hypera SA	166,249
14,080	Jiangsu Hengrui Medicine Co., Ltd.	177,053
11,544	Lupin, Ltd.	123,687
61,500	Luye Pharma Group, Ltd.	46,192
5,300	Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd.	31,585
5,325	Piramal Enterprises, Ltd.	113,920
1,171,200	PT Kalbe Farma Tbk	136,379
7,472	Richter Gedeon Nyrt	162,627
42,000	Shanghai Fosun Pharmaceutical Group Co., Ltd.	126,812
365,500	Sino Biopharmaceutical, Ltd.	512,043
82,000	SSY Group, Ltd.	66,496
44,370	Sun Pharmaceutical Industries, Ltd.	268,952
516	Yuhan Corp.*	105,304
3,600	Yunnan Baiyao Group Co., Ltd.	46,258
2,000	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd.	31,552
35,100	Zhejiang Conba Pharmaceutical Co., Ltd., Class A	31,026
300	Zhejiang Huahai Pharmaceutical Co., Ltd., Class A*	744
14,500	Zhejiang NHU Co., Ltd., Class A	48,415

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
4,700	Zhejiang Wolwo Bio-Pharmaceutical Co., Ltd., Class A	$29,802

		4,036,704

Professional Services (0.0%†):
1,532	51job, Inc., ADR*	130,067

Real Estate Management & Development (2.8%):
74,000	Agile Group Holdings, Ltd.	111,480
170,399	Aldar Properties PJSC	100,242
364,200	Ayala Land, Inc.	326,680
101,480	Barwa Real Estate Co.	98,727
45,659	BR Malls Participacoes SA	205,023
570,800	Bumi Serpong Damai Tbk PT*	51,476
116,000	Central Pattana PCL	239,831
59,000	China Aoyuan Group, Ltd.	96,434
97,000	China Evergrande Group*	269,884
9,500	China Fortune Land Development Co., Ltd.	39,167
278,000	China Jinmao Holdings Group, Ltd.	216,789
38,700	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	110,447
204,000	China Overseas Land & Investment, Ltd.	796,783
146,000	China Resources Land, Ltd.	727,516
34,300	China Vanke Co., Ltd., Class A	158,513
71,800	China Vanke Co., Ltd., Class H	306,524
148,000	CIFI Holdings Group Co., Ltd.	125,247
400,000	Country Garden Holdings Co., Ltd.	642,795
25,313	Dar Al Arkan Real Estate Development Co.*	74,297
25,715	DLF, Ltd.	83,243
18,917	Emaar Economic City*	48,160
100,129	Emaar Malls PJSC	49,863
176,570	Emaar Properties PJSC	193,312
6,000	Future Land Holdings Co., Ltd.	33,392
27,400	Gemdale Corp., Class A	57,054
54,400	Greenland Holdings Corp., Ltd.	54,289
52,000	Guangzhou R&F Properties Co., Ltd., Class H^	96,017
42,000	Highwealth Construction Corp.	64,902
31,800	Jinke Properties Group Co., Ltd., Class A	35,104
116,000	Kaisa Group Holdings, Ltd.	55,525
69,500	KWG Group Holdings, Ltd.	97,601
466,300	Land & Houses Public Co., Ltd.	152,376
76,000	Logan Property Holdings Co., Ltd.	127,859
93,000	Longfor Group Holdings, Ltd.	436,805
770,000	Megaworld Corp.	60,618
15,106	Multiplan Empreendimentos Imobiliarios SA	124,318
18,566	NEPI Rockcastle plc	164,183
43,700	Poly Real Estate Group Co., Ltd., Class A	101,534
482,400	PT Pakuwon Jati Tbk	19,763
61,100	Robinsons Land Corp.	33,253
41,040	Ruentex Development Co., Ltd.	61,938
78,000	Seazen Group, Ltd.	95,176
70,800	Shanghai Lujiazue	68,482
156,000	Shenzhen Investment, Ltd.	62,499
61,000	Shimao Property Holdings, Ltd.	236,899
175,500	Shui On Land, Ltd.	38,526
214,000	Sino-Ocean Group Holding, Ltd.	86,104
514,800	SM Prime Holdings, Inc.	427,070
118,500	Soho China, Ltd.	44,738
129,000	Sunac China Holdings, Ltd.	773,116

See accompanying notes to the financial statements.

13

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
59,000	The Wharf Holdings, Ltd.	$150,111
56,700	Xinhu Zhongbao Co., Ltd., Class A	30,788
372,000	Yuexiu Property Co., Ltd.	86,081
89,000	Yuzhou Properties Co., Ltd.	49,073
103,000	Zhenro Properties Group, Ltd.	74,079

		9,071,706

Road & Rail (0.4%):
359,600	BTS Group Holdings PCL	158,078
417	CJ Logistics Corp.*	55,817
10,239	Container Corp. of India, Ltd.	82,183
80,999	Daqin Railway Co., Ltd., Class A	95,478
31,819	Localiza Rent a Car SA	375,072
57,572	Rumo SA*	373,602

		1,140,230

Semiconductors & Semiconductor Equipment (6.3%):
182,465	ASE Technology Holding Co., Ltd.	507,712
1,100	Gigadevice Semiconductor Beijing, Inc., Class A	32,366
11,000	Globalwafers Co., Ltd.	140,494
18,000	Hua Hong Semiconductor, Ltd.	41,077
7,800	Longi Green Energy Technology Co., Ltd.	27,815
78,000	MediaTek, Inc.	1,154,542
58,000	Nanya Technology Corp.	161,075
31,000	Novatek Microelectronics Corp.	226,474
9,000	Phison Electronics Corp.	102,284
42,000	Powertech Technology, Inc.	140,084
25,000	Realtek Semiconductor Corp.	196,108
15,900	Sanan Optoelectronics Co., Ltd., Class A	41,941
164,300	Semiconductor Manufacturing International Corp.*^	251,930
1,400	Shenzhen Goodix Technology Co., Ltd., Class A	41,432
28,555	SK Hynix, Inc.	2,321,006
1,287,000	Taiwan Semiconductor Manufacturing Co., Ltd.	14,253,795
20,900	Tianjin Zhonghuan Semiconductor Co., Ltd., Class A	35,425
596,000	United Microelectronics Corp.	327,563
48,000	Vanguard International Semiconductor Corp.	127,042
2,000	Will Semiconductor, Ltd., Class A	41,140
18,000	Win Semiconductors Corp.	176,707
146,000	Winbond Electronics Corp.	95,292
164,000	Xinyi Solar Holdings, Ltd.	116,790

		20,560,094

Software (0.2%):
5,300	Beijing Shiji Information Technology Co., Ltd., Class A	29,683
2,700	China National Software & Service Co., Ltd., Class A	27,783
1,643	Globant SA*	174,240
10,300	Glodon Co., Ltd., Class A	50,279
4,300	Hundsun Technologies, Inc.	48,049
8,500	Iflytek Co., Ltd.	42,094
123,000	Kingdee International Software Group Co., Ltd.	123,081
36,000	Kingsoft Corp., Ltd.*	93,374
1,500	Sangfor Technologies, Inc., Class A	24,638
10,500	Yonyou Network Technology Co., Ltd.	42,876

		656,097

Specialty Retail (0.6%):
509,600	Ace Hardware Indonesia Tbk PT	54,855
2,316	FF Group*	26
651,000	GOME Retail Holdings, Ltd.*^	60,172
28,700	HLA Corp., Ltd., Class A	31,648

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
296,700	Home Product Center Public Co., Ltd.	$157,147
16,000	Hotai Motor Co., Ltd.	364,772
1,618	Hotel Shilla Co., Ltd.	126,879
3,483	Jarir Marketing Co.	153,797
5,135	Jumbo SA	106,874
13,097	Mr Price Group, Ltd.	170,947
24,851	Pepkor Holdings, Ltd.	32,019
35,639	Petrobras Distribuidora SA	266,451
17,100	Suning.com Co., Ltd., Class A	24,826
12,023	The Foschini Group, Ltd.	128,329
29,500	Zhongsheng Group Holdings, Ltd.	119,982

		1,798,724

Technology Hardware, Storage & Peripherals (4.7%):
156,000	Acer, Inc.	92,930
18,199	Advantech Co., Ltd.	183,642
38,000	Asustek Computer, Inc.	293,530
135,600	BOE Technology Group Co., Ltd., Class A	88,414
35,000	Catcher Technology Co., Ltd.	265,255
36,360	Chicony Electronics Co., Ltd.	108,075
12,500	China Greatwall Technology Group Co., Ltd., Class A	27,974
216,000	Compal Electronics, Inc.	135,968
60,599	Focus Media Information Technology Co., Ltd., Class A	54,515
6,300	Inspur Electronic Information Industry Co., Ltd., Class A	27,241
134,000	Inventec Corp.	102,175
17,400	Legend Holdings Corp., Class H	39,497
384,000	Lenovo Group, Ltd.	258,349
113,000	Lite-On Technology Corp.	186,178
31,000	Micro-Star International Co., Ltd.	89,707
95,000	Pegatron Corp.	217,241
139,000	Quanta Computer, Inc.	298,562
250,010	Samsung Electronics Co., Ltd.	12,048,127
149,863	Wistron Corp.	141,801
3,000	Wiwynn Corp.	63,580
413,800	Xiaomi Corp., Class B*	573,372

		15,296,133

Textiles, Apparel & Luxury Goods (0.8%):
57,000	Anta Sports Products, Ltd.	510,498
116,000	Bosideng International Holdings, Ltd.	41,679
1,274	CCC SA	36,952
8,220	Eclat Textile Co., Ltd.	110,557
16,500	Feng Tay Enterprise Co., Ltd.	107,382
2,419	Fila Korea, Ltd.	110,629
49,000	Formosta Taffeta Co., Ltd.	55,918
96,500	Li Ning Co., Ltd.	289,270
67	LPP SA	156,052
236	Page Industries, Ltd.	77,433
129,000	Pou Chen Corp.	168,745
12,400	Ruentex Industries, Ltd.	30,414
39,000	Shenzhou International Group	570,537
16,480	Titan Co., Ltd.	274,861

		2,540,927

Thrifts & Mortgage Finance (0.9%):
85,287	Housing Development Finance Corp., Ltd.	2,888,477
17,013	LIC Housing Finance, Ltd.	103,814

		2,992,291

See accompanying notes to the financial statements.

14

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Tobacco (0.4%):
6,500	British American Tobacco Malaysia Berhad	$23,991
43,949	Eastern Co. SAE	42,797
533,100	Hanjaya Mandala Sampoerna Tbk PT	80,283
183,427	ITC, Ltd.	611,675
6,220	KT&G Corp.	504,295
23,300	PT Gudang Garam Tbk	88,760

		1,351,801

Trading Companies & Distributors (0.0%†):
11,100	BOC Aviation, Ltd.	112,771
2,050	Posco International Corp.	32,986

		145,757

Transportation Infrastructure (1.0%):
33,661	Adani Ports & Special Economic Zone, Ltd.	172,719
228,000	Airports of Thailand Public Co., Ltd.	563,523
398,600	Bangkok Expressway & Metro	144,795
106,000	Beijing Capital International Airport Co., Ltd.	102,788
64,237	CCR SA	303,137
73,228	China Merchants Port Holdings Co., Ltd.	124,070
80,000	COSCO SHIPPING Ports, Ltd.	65,600
8,874	DP World plc	116,134
10,749	Grupo Aeroportuario de Sur	201,319
18,458	Grupo Aeroporturaio del Pacifico SAB de C.V.	219,378
11,100	Guangzhou Baiyun International Airport Co., Ltd., Class A	27,824
58,420	International Container Terminal Services, Inc.	148,199
64,000	Jiangsu Expressway Co., Ltd., Series H, Class H	87,823
54,700	Malaysia Airports Holdings Berhad	101,671
12,192	Promotora Y Operadora de Infraestructura SAB de CV	124,828
79,507	PT Jasa Marga Persero Tbk	29,560
3,000	Shanghai International Air	33,936
35,399	Shanghai International Port Group Co., Ltd.	29,334
44,000	Shenzhen Expressway Co., Ltd., Class H	63,170
51,000	Shenzhen International Holdings, Ltd.	112,107
112,000	Taiwan High Speed Rail Corp.	143,530
11,315	TAV Havalimanlari Holding AS	55,603
33,400	Westports Holding Berhad	34,525
76,000	Zhejiang Expressway Co., Ltd.	69,370

		3,074,943

Water Utilities (0.2%):
130,347	Aguas Andinas SA, Class A	55,330
288,000	Beijing Enterprises Water Group, Ltd.	145,779
17,048	Cia Saneamento Basico Do Estado de Sao Paulo	256,695
154,000	Guangdong Investment, Ltd.	322,631

		780,435

Wireless Telecommunication Services (2.6%):
63,200	Advanced Info Service Public Co., Ltd.	447,394
1,744,749	America Movil SAB de C.V., Series L	1,393,718
155,700	Axiata Group Berhad	157,653
104,168	Bharti Airtel, Ltd.*	665,585
323,000	China Mobile, Ltd.	2,727,519
98,000	China United Network Communications, Ltd.	82,885
160,100	DIGI.com Berhad	174,655
8,615	Empresa Nacional de Telecomunicaciones SA*	61,308
17,521	Etihad Etisalat Co.*	116,776
82,000	Far EasTone Telecommunications Co., Ltd.	197,292

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Wireless Telecommunication Services, continued
1,585	Globe Telecom, Inc.	$63,148
120,900	Intouch Holdings Public Co., Ltd.	230,652
125,400	Maxis Berhad	163,161
26,186	Mobile TeleSystems PJSC, ADR	265,788
90,053	MTN Group, Ltd.^	530,564
4,620	PLDT, Inc.	89,775
1,086	SK Telecom Co., Ltd.	223,421
77,000	Taiwan Mobile Co., Ltd.	287,787
38,843	Tim Participacoes SA	151,335
36,500	Total Access Communication Public Co., Ltd.	64,803
50,484	Turkcell Iletisim Hizmetleri AS	117,350
33,735	Vodacom Group, Ltd.	278,274
145,200	XL Axiata Tbk PT*	32,906

		8,523,749

Total Common Stocks (Cost $244,758,685)		318,006,686

Preferred Stocks (2.0%):
Automobiles (0.0%†):
1,950	Hyundai Motor Co., Ltd., 1.26%, 6/29/20	133,881

Banks (1.3%):
212,018	Banco Bradesco SA, 5.54%, 1/3/20	1,906,686
252,070	Itau Unibanco Holding SA, Series S, 2.81%, 1/5/21	2,325,161

		4,231,847

Chemicals (0.0%†):
8,754	Braskem SA, Class A, 2.81%, 10/7/20	64,969

Metals & Mining (0.1%):
57,157	Gerdau SA, 1.40%, 3/6/20	284,222

Multiline Retail (0.1%):
39,890	Lojas Americanas SA, 0.94%, 1/11/21	256,974

Oil, Gas & Consumable Fuels (0.0%†):
26	Transneft PJSC, 6.06%, 7/16/20	74,212

Technology Hardware, Storage & Peripherals (0.5%):
42,636	Samsung Electronics Co., Ltd., 2.34%, 3/30/20	1,663,630

Total Preferred Stocks (Cost $5,275,083)		6,709,735

Warrants (0.0%†):
Road & Rail (0.0%†):
35,960	BTS Group Holdings	—

Total Warrants (Cost $—)		—

Rights (0.0%†):
Multiline Retail (0.0%†):
384	Lojas Americanas SA, Expires on 1/9/20*	935

Pharmaceuticals (0.0%†):
705	Piramal Enterprises, Ltd., Expires on 1/22/20*	2,207

Total Rights (Cost $—)		3,142

Securities Held as Collateral for Securities on Loan (0.7%):
2,234,607	BlackRock Liquidity FedFund, Institutional Class, 2.00%(a)(b)	2,234,607

Total Securities Held as Collateral for Securities on Loan (Cost $2,234,607)		2,234,607

See accompanying notes to the financial statements.

15

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Companies (0.2%):
Money Markets (0.2%):
$644,062	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(b)	$644,062

Total Unaffiliated Investment Companies (Cost $644,062)		644,062

Total Investment Securities (Cost $252,912,437) — 100.4%(c)		327,598,232
Net other assets (liabilities) — (0.4)%		(1,354,932)

Net Assets — 100.0%		$326,243,300

Amount shown as “—“ are $0 or round to less than $1.

Percentages indicated are based on net assets as of December 31, 2019.

ADR—American Depository Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $2,046,470.

†	Represents less than 0.05%.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(b)	The rate represents the effective yield at December 31, 2019.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2019:

(Unaudited)

Country	Percentage

Argentina	0.1%
Belgium	— %†
Bermuda	0.2%
Brazil	7.4%
Cayman Islands	1.1%
Chile	0.7%
China	27.4%
Colombia	0.4%
Czech Republic	0.1%
Egypt	0.1%
Greece	0.3%
Hong Kong	5.2%
Hungary	0.3%
India	8.6%
Indonesia	1.9%
Luxembourg	0.1%
Malaysia	1.8%
Mexico	2.3%
Pakistan	— %†

Country	Percentage
Peru	0.1%
Philippines	0.9%
Poland	0.9%
Qatar	0.9%
Republic of Korea (South)	11.5%
Romania	0.1%
Russian Federation	3.9%
Saudi Arabia	2.6%
Singapore	— %†
South Africa	4.6%
Spain	— %†
Switzerland	0.2%
Taiwan, Province Of China	11.5%
Thailand	2.5%
Turkey	0.5%
United Arab Emirates	0.6%
United States	1.2%

100.0%

†	Represents less than 0.05%.

See accompanying notes to the financial statements.

16

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Futures Contracts

Cash of $155,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2019:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Mini MSCI Emerging Markets Index March Futures (U.S. Dollar)	3/20/20	49	$2,744,490	$14,578

				$14,578

See accompanying notes to the financial statements.

17

AZL MSCI Emerging Markets Equity Index Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$252,912,437

Investment securities, at value(a)	$327,598,232
Cash	30,614
Segregated cash for collateral for futures contracts	155,000
Interest and dividends receivable	782,297
Foreign currency, at value (cost $1,403,070)	1,410,701
Receivable for investments sold	132,138
Receivable for variation margin on futures contracts	7,318
Reclaims receivable	89,263
Prepaid expenses	781

Total Assets	330,206,344

Liabilities:
Payable for investments purchased	102,422
Payable for capital shares redeemed	856,340
Payable for collateral received on loaned securities	2,234,607
Accrued foreign taxes	393,941
Manager fees payable	119,085
Administration fees payable	5,509
Distribution fees payable	62,446
Custodian fees payable	31,337
Administrative and compliance services fees payable	1,192
Transfer agent fees payable	1,841
Trustee fees payable	293
Other accrued liabilities	154,031

Total Liabilities	3,963,044

Net Assets	$326,243,300

Net Assets Consist of:
Paid in capital	$241,100,421
Total distributable earnings	85,142,879

Net Assets	$326,243,300

Class 1
Net Assets	$17,995,348
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,293,013
Net Asset Value (offering and redemption price per share)	$7.85

Class 2
Net Assets	$308,247,952
Shares of beneficial interest (unlimited number of shares authorized, no par value)	39,271,771
Net Asset Value (offering and redemption price per share)	$7.85

(a)	Includes securities on loan of $2,046,470.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$8,602,420
Income from securities lending	50,434
Foreign withholding tax	(955,942)

Total Investment Income	7,696,912

Expenses:
Manager fees	2,510,676
Administration fees	118,959
Distribution fees — Class 2	694,556
Custodian fees	260,968
Administrative and compliance services fees	6,359
Transfer agent fees	12,642
Trustee fees	19,614
Professional fees	25,598
Licensing fees	162,819
Shareholder reports	23,497
Other expenses	100,152

Total expenses before reductions	3,935,840
Less expenses voluntarily waived/reimbursed by the Manager	(1,181,493)

Net expenses	2,754,347

Net Investment Income/(Loss)	4,942,565

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	8,006,770
Net realized gains/(losses) on futures contracts	432,253
Change in net unrealized appreciation/depreciation on securities and foreign currencies	39,262,956
Change in net unrealized appreciation/depreciation on futures contracts	27,062
Change in net unrealized appreciation/depreciation on foreign taxes	(223,357)

Net realized and Change in net unrealized gains/losses on investments	47,505,684

Change in Net Assets Resulting From Operations	$52,448,249

See accompanying notes to the financial statements.

18

AZL MSCI Emerging Markets Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$4,942,565	$5,374,748
Net realized gains/(losses) on investments	8,439,023	5,870,234
Change in unrealized appreciation/depreciation on investments	39,066,661	(62,751,116)

Change in net assets resulting from operations	52,448,249	(51,506,134)

Distributions to Shareholders:
Class 1	(737,246)	(1,073,981)
Class 2	(10,511,678)	(15,015,765)

Change in net assets resulting from distributions to shareholders	(11,248,924)	(16,089,746)

Capital Transactions:
Class 1
Proceeds from shares issued	152,178	45,086
Proceeds from dividends reinvested	737,246	1,073,981
Value of shares redeemed	(2,052,200)	(2,620,722)

Total Class 1 Shares	(1,162,776)	(1,501,655)

Class 2
Proceeds from shares issued	41,510,756	50,226,543
Proceeds from dividends reinvested	10,511,678	15,015,765
Value of shares redeemed	(80,726,885)	(56,003,214)

Total Class 2 Shares	(28,704,451)	9,239,094

Change in net assets resulting from capital transactions	(29,867,227)	7,737,439

Change in net assets	11,332,098	(59,858,441)
Net Assets:
Beginning of period	314,911,202	374,769,643

End of period	$326,243,300	$314,911,202

Share Transactions:
Class 1
Shares issued	21,160	5,252
Dividends reinvested	104,872	152,989
Shares redeemed	(274,606)	(324,306)

Total Class 1 Shares	(148,574)	(166,065)

Class 2
Shares issued	5,610,295	6,909,538
Dividends reinvested	1,493,136	2,138,998
Shares redeemed	(10,446,070)	(6,567,090)

Total Class 2 Shares	(3,342,639)	2,481,446

Change in shares	(3,491,213)	2,315,381

See accompanying notes to the financial statements.

19

AZL MSCI Emerging Markets Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Class 1

Net Asset Value, Beginning of Period	$6.99	$8.78	$6.60	$6.04	$7.35

Investment Activities:
Net Investment Income/(Loss)	0.15 (a)	0.16	0.12	0.06	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.04	(1.50)	2.30	0.56	(1.00)

Total from Investment Activities	1.19	(1.34)	2.42	0.62	(0.93)

Distributions to Shareholders From:
Net Investment Income	(0.15)	(0.16)	(0.04)	(0.06)	(0.10)
Net Realized Gains	(0.18)	(0.29)	(0.20)	—	(0.28)

Total Dividends	(0.33)	(0.45)	(0.24)	(0.06)	(0.38)

Net Asset Value, End of Period	$7.85	$6.99	$8.78	$6.60	$6.04

Total Return(b)	17.55%	(15.31)%	36.97%	10.21%	(12.69)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$17,995	$17,072	$22,883	$19,006	$20,505
Net Investment Income/(Loss)	1.97%	1.89%	1.56%	1.05%	0.86%
Expenses Before Reductions(c)	1.10%	1.03%	1.11%	1.41%	1.49%
Expenses Net of Reductions	0.70%	0.63%	0.71%	1.14%	1.33%
Portfolio Turnover Rate(d)	25%	20%	19%	115%	45%

Class 2

Net Asset Value, Beginning of Period	$6.99	$8.77	$6.60	$6.04	$7.34

Investment Activities:
Net Investment Income/(Loss)	0.12 (a)	0.14	0.10	0.04	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	1.05	(1.49)	2.30	0.56	(1.00)

Total from Investment Activities	1.17	(1.35)	2.40	0.60	(0.95)

Distributions to Shareholders From:
Net Investment Income	(0.13)	(0.14)	(0.03)	(0.04)	(0.07)
Net Realized Gains	(0.18)	(0.29)	(0.20)	—	(0.28)

Total Dividends	(0.31)	(0.43)	(0.23)	(0.04)	(0.35)

Net Asset Value, End of Period	$7.85	$6.99	$8.77	$6.60	$6.04

Total Return(b)	17.18%	(15.46)%	36.63%	9.89%	(12.88)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$308,248	$297,839	$351,886	$248,872	$172,238
Net Investment Income/(Loss)	1.65%	1.61%	1.35%	0.80%	0.60%
Expenses Before Reductions(c)	1.35%	1.28%	1.36%	1.64%	1.74%
Expenses Net of Reductions	0.95%	0.88%	0.96%	1.36%	1.58%
Portfolio Turnover Rate(d)	25%	20%	19%	115%	45%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

20

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MSCI Emerging Markets Equity Index Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance

21

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2019

Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $5,006 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $2,234,607 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2019, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for long contracts was $3.4 million for the year ended December 31, 2019. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts*	$14,578	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

22

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2019

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$432,253	$27,062

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MSCI Emerging Markets Equity Index Fund Class 1	0.85%	0.85%
AZL MSCI Emerging Markets Equity Index Fund Class 2	0.85%	1.10%

*	The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $2,249 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate

23

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2019

Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2		Level 3	Total

Common Stocks+	$71,130,001	$246,876,685		$—	$318,006,686
Preferred Stocks+	4,838,012	1,871,723		—	6,709,735
Warrants+	—	—	#	—	—
Rights	—	3,142		—	3,142
Short-Term Securities Held as Collateral for Securities on Loan	2,234,607	—		—	2,234,607
Unaffiliated Investment Companies	644,062	—		—	644,062

Total Investment Securities	78,846,682	248,751,550		—	327,598,232

Other Financial Instruments:*
Futures Contracts	14,578	—		—	14,578

Total Investments	$78,861,260	$248,751,550		$—	$327,612,810

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MSCI Emerging Markets Equity Index Fund	$73,044,317	$108,631,628

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives

24

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2019

also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $258,744,529. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$83,764,344
Unrealized (depreciation)	(14,910,641)

Net unrealized appreciation/(depreciation)	$68,853,703

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Emerging Markets Equity Index Fund	$4,738,622	$6,510,302	$11,248,924

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Emerging Markets Equity Index Fund	$6,718,515	$9,371,231	$16,089,746

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Accumulated Earnings/ (Deficit)

AZL MSCI Emerging Markets Equity Index Fund	$7,095,741	$9,574,688	$—	$68,472,450	$85,142,879

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies mark-to-market of futures contracts and other miscellaneous differences.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL MSCI Emerging Markets Equity Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MSCI Emerging Markets Equity Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 0.21% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $6,510,302.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

29

the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

30

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

33

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® MSCI Global Equity Index Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MSCI Global Equity Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MSCI Global Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019 the AZL® MSCI Global Equity Index Fund (the “Fund”) returned 27.25%†. That compared to a 28.40% for its benchmark the MSCI World Index1.

The Fund seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI World Index. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of global equity markets.*

Global equities posted strong gains over the course of 2019. In the first quarter, while every eurozone equity market advanced, they did so to varying degrees as they rebounded from low investor sentiment in 2018. The European Central Bank’s accommodative policies also helped offset slowing economic activity across the region. For instance, Germany underperformed amid continued weakness in the manufacturing and export sectors and a negative yield on the 10-year German bund. Meanwhile, Italy outperformed on positive trends in its macroeconomic outlook, despite contraction in gross domestic product2 (GDP) growth, ongoing political uncertainty. Uncertainty around U.S. trade protectionism, an upcoming sales tax hike, and slower growth weighed on Japanese equities.

Meanwhile, the U.S. economy rallied to its strongest quarterly gain since 2009. All sectors advanced during the first quarter on positive headlines regarding U.S.-China trade relations, relatively strong corporate earnings growth, and the Federal Reserve Board’s change to a dovish tone as it announced it would hold off on another interest rate hike for the near future.

In the second quarter, European markets gained on better-than-expected GDP growth and increased expectations of further stimulus and accommodative policies. Elsewhere, Australian markets outperformed despite declining economic growth, as the Reserve Bank of Australia cut interest rates. Meanwhile, U.S. equities experienced intra-quarter volatility (as measured by the S&P 500 Index3) on U.S.-China trade rhetoric, although the prospect of easy monetary policy broadly buoyed stocks. U.S. macroeconomic indicators were mixed, with a slowdown in manufacturing, a drop in overall unemployment, and uncertainty about the yield curve.

In the third quarter, Japanese equities outperformed other non-U.S. developed markets due to a limited trade agreement with the U.S., which helped markets despite Japan’s deteriorating economic conditions. Meanwhile, Hong Kong markets underperformed amid mounting political unrest. Eurozone economic activity showed signs of slowing, notably in manufacturing, and the European Central Bank responded with an aggressive stimulus package. U.K. markets declined over a volatile quarter due to continued Brexit uncertainty and the release of second-quarter data showing the first quarterly contraction in GDP in seven years. In the U.S., trade tensions with China were a key focus, particularly after a threat of an additional 10% tariff on Chinese imports that were not already subject to the 25% tariff. Continued softening in U.S. macro-economic indicators, such as manufacturing and consumer sentiment, also weighed on equities.

By the fourth quarter, developed markets largely regained momentum. In the U.K., the election of Prime Minister Boris Johnson provided greater clarity to the Brexit process and helped the value of the sterling rebound, while economic activity in Europe improved on the perception of improving U.S.-China trade relations. Improving trade rhetoric, helped by improving macroeconomic indicators, boosted sentiment in the U.S. as well.

All sectors in the MSCI World Index generated positive returns for the period. The information and technology, industrials, and communication services sectors were the top contributors. Energy, utilities, and healthcare were the bottom contributors.

The Fund underperformed its benchmark primarily due to the impacts of fair value pricing and expenses incurred by the Fund.*

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a negative impact on relative results.*

Past performance does not guarantee future results.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019. Investors cannot invest directly in an index.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	Gross domestic product (GDP) is the measure of the market value of the goods and services produced in a period of time.
[3]

Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

1

AZL® MSCI Global Equity Index Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI World Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World Index (the “Underlying Index”) and in depositary receipts representing securities of the Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	1 Year	3 Year	5 Year	10 Year
AZL® MSCI Global Equity Index Fund	27.25%†	12.29%	4.17%	4.33%
MSCI World Index (gross of withholding taxes)	28.40%	13.20%	9.36%	10.08%
MSCI World Index (net of withholding taxes)	27.67%	12.57%	8.74%	9.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MSCI Global Equity Index Fund (Class 2 Shares)	1.14%

The above expense ratio is based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.31% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.80% for Class 2 Shares through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratio can be found in the Financial Highlights.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International World Index (“MSCI World Index”), an unmanaged broad equity benchmark that represents large- and mid-cap equity performance across 23 developed markets countries. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MSCI Global Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MSCI Global Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL MSCI Global Equity Index Fund	$1,000.00	$1,089.00	$3.95	0.75%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL MSCI Global Equity Index Fund	$1,000.00	$1,021.42	$3.82	0.75%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	17.3%

Financials	15.7

Health Care	13.1

Industrials	10.9

Consumer Discretionary	10.1

Consumer Staples	8.3

Communication Services	8.3

Energy	4.9

Materials	4.4

Utilities	3.4

Real Estate	3.3

Total Common and Preferred Stocks	99.7

Rights	— †

Securities Held as Collateral for Securities on Loan	0.5

Total Investment Securities	100.2

Net other assets (liabilities)	(0.2)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (99.6%):
Aerospace & Defense (2.1%):
4,323	Airbus SE	$634,206
2,939	Arconic, Inc.	90,433
23,705	BAE Systems plc	177,584
3,952	Boeing Co. (The)	1,287,404
17,671	Bombardier, Inc., Class B*	26,267
1,996	CAE, Inc.	52,852
22	Dassault Aviation SA	28,974
203	Elbit Systems, Ltd.	31,622
1,818	General Dynamics Corp.	320,604
333	HEICO Corp.	38,012
551	HEICO Corp., Class A	49,331
307	Huntington Ingalls Industries, Inc.	77,020
1,654	L3harris Technologies, Inc.	327,277
401	Leonardo SpA	4,699
1,875	Lockheed Martin Corp.	730,088
5,798	Meggitt plc	50,516
387	MTU Aero Engines AG	110,501
1,188	Northrop Grumman Corp.	408,636
2,058	Raytheon Co.	452,225
12,899	Rolls-Royce Holdings plc	116,785
2,406	Safran SA	372,933
13,200	Singapore Technologies Engineering, Ltd.	38,718
773	Spirit AeroSystems Holdings, Inc., Class A	56,336
281	Teledyne Technologies, Inc.*	97,378
1,734	Textron, Inc.	77,336
787	Thales SA	81,872
357	TransDigm Group, Inc.	199,920
6,055	United Technologies Corp.	906,797

		6,846,326

Air Freight & Logistics (0.5%):
6,608	Bollore, Inc.	28,840
1,012	C.H. Robinson Worldwide, Inc.^	79,138
7,335	Deutsche Post AG	280,023
1,288	Expeditors International of Washington, Inc.	100,490
1,844	FedEx Corp.	278,831
1,100	SG Holdings Co., Ltd.	24,833
5,163	United Parcel Service, Inc., Class B	604,381
691	XPO Logistics, Inc.*	55,073
2,400	Yamato Holdings Co., Ltd.	41,048

		1,492,657

Airlines (0.1%):
990	Air Canada*	36,988
468	American Airlines Group, Inc.^	13,422
1,000	ANA Holdings, Inc.	33,462
1,221	Delta Air Lines, Inc.	71,404
1,823	Deutsche Lufthansa AG, Registered Shares	33,545
585	easyJet plc	11,126
1,000	Japan Airlines Co., Ltd.	31,210
4,700	Singapore Airlines, Ltd.	31,629
1,013	Southwest Airlines Co.	54,682
503	United Airlines Holdings, Inc.*	44,309

		361,777

Auto Components (0.5%):
1,200	Aisin Sieki Co., Ltd.	44,388
1,904	Aptiv plc	180,823
624	Autoliv, Inc.	52,672

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
1,542	BorgWarner, Inc.	$66,892
4,300	Bridgestone Corp.	159,735
1,267	Compagnie Generale des Establissements Michelin SCA, Class B	155,403
845	Continental AG	109,721
3,200	Denso Corp.	144,370
608	Faurecia SA	32,963
800	Koito Manufacturing Co., Ltd.	37,032
442	Lear Corp.	60,642
2,242	Magna Internationl, Inc.	122,944
700	NGK Spark Plug Co., Ltd.	13,581
1,058	Nokian Renkaat OYJ	30,493
4,305	Pirelli & C SpA	24,812
600	Stanley Electric Co., Ltd.	17,349
5,700	Sumitomo Electric Industries, Ltd.	85,535
700	Sumitomo Rubber Industries, Ltd.	8,517
300	Toyoda Gosei Co., Ltd.	7,488
1,100	Toyota Industries Corp.	63,398
1,787	Valeo SA	63,267
1,100	Yokohama Rubber Co., Ltd. (The)	21,289

		1,503,314

Automobiles (1.2%):
2,659	Bayerische Motoren Werke AG (BMW)	218,874
6,786	Daimler AG, Registered Shares	376,205
913	Ferrari NV	151,424
8,107	Fiat Chrysler Automobiles NV	120,056
28,710	Ford Motor Co.	267,003
9,491	General Motors Co.	347,371
1,197	Harley-Davidson, Inc.^	44,516
12,000	Honda Motor Co., Ltd.	338,533
4,200	Isuzu Motors, Ltd.	49,486
4,500	Mazda Motor Corp.	38,305
2,700	Mitsubishi Motors Corp.	11,241
17,900	Nissan Motor Co., Ltd.	104,045
4,372	PSA Peugeot Citroen SA	104,697
1,438	Renault SA	68,213
4,600	Subaru Corp.	113,753
2,700	Suzuki Motor Corp.	113,110
996	Tesla, Inc.*	416,657
16,800	Toyota Motor Corp.	1,183,047
236	Volkswagen AG	45,860
2,100	Yamaha Motor Co., Ltd.	41,983

		4,154,379

Banks (7.5%):
3,369	ABN AMRO Group NV	61,530
6,416	AIB Group plc	22,469
1,000	Aozora Bank, Ltd.	26,417
21,093	Australia & New Zealand Banking Group, Ltd.	365,350
51,029	Banco Bilbao Vizcaya Argentaria SA	287,547
43,482	Banco de Sabadell SA	50,928
124,132	Banco Santander SA	524,093
8,123	Bank Hapoalim BM	67,503
10,693	Bank Leumi Le-Israel Corp.	77,959
65,257	Bank of America Corp.	2,298,352
4,800	Bank of East Asia, Ltd. (The)	10,726
6,656	Bank of Ireland Group plc	36,700

See accompanying notes to the financial statements.

4

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Banks, continued
200	Bank of Kyoto, Ltd. (The)	$8,528
4,799	Bank of Montreal	371,974
9,063	Bank of Nova Scotia	511,992
4,962	Bankia SA	10,621
5,419	Bankinter SA	39,839
127,630	Barclays plc	304,741
4,092	Bendigo & Adelaide Bank, Ltd.	28,134
8,271	BNP Paribas SA	492,307
28,500	BOC Hong Kong Holdings, Ltd.	99,253
27,832	CaixaBank SA	87,764
3,344	Canadian Imperial Bank of Commerce	278,306
5,000	Chiba Bank, Ltd. (The)	28,753
16,685	Citigroup, Inc.	1,332,965
3,309	Citizens Financial Group, Inc.	134,378
1,127	Comerica, Inc.	80,862
7,814	Commerzbank AG	48,383
13,107	Commonwealth Bank of Australia	736,703
8,400	Concordia Financial Group, Ltd.	34,461
8,466	Credit Agricole SA	123,331
4,961	Danske Bank A/S	80,243
13,200	DBS Group Holdings, Ltd.	254,500
7,167	DNB ASA	134,355
1,112	East West Bancorp, Inc.	54,154
2,326	Erste Group Bank AG	87,479
5,357	Fifth Third Bancorp	164,674
2,040	Finecobank Banca Fineco SpA	24,484
1,240	First Republic Bank	145,638
1,400	Fukuoka Financial Group, Inc.	26,727
5,800	Hang Seng Bank, Ltd.	120,032
149,039	HSBC Holdings plc	1,170,248
7,393	Huntington Bancshares, Inc.	111,486
29,131	ING Groep NV	350,068
111,459	Intesa Sanpaolo SpA	293,796
7,707	Isreal Discount Bank	35,782
3,400	Japan Post Bank Co., Ltd.	32,590
23,597	JPMorgan Chase & Co.	3,289,421
1,874	KBC Group NV	141,298
7,278	KeyCorp	147,307
517,992	Lloyds Banking Group plc	432,264
942	M&T Bank Corp.	159,905
3,600	Mebuki Financial Group, Inc.	9,186
4,869	Mediobanca SpA	53,627
91,500	Mitsubishi UFJ Financial Group, Inc.	494,590
1,110	Mizrahi Tefahot Bank, Ltd.	29,612
180,100	Mizuho Financial Group, Inc.	277,025
21,450	National Australia Bank, Ltd.	371,593
2,547	National Bank of Canada^	141,395
23,853	Nordea Bank AB	193,013
23,900	Oversea-Chinese Banking Corp., Ltd.	195,474
3,096	People’s United Financial, Inc.	52,322
3,255	PNC Financial Services Group, Inc.	519,596
1,228	Raiffeisen International Bank-Holding AG	30,802
7,243	Regions Financial Corp.	124,290
16,000	Resona Holdings, Inc.	69,776
10,665	Royal Bank of Canada	843,984
35,797	Royal Bank of Scotland Group plc	114,717
2,100	Seven Bank, Ltd.	6,902

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,500	Shinsei Bank, Ltd.	$22,901
3,700	Shizuoka Bank, Ltd. (The)	27,549
416	Signature Bank	56,830
12,169	Skandinaviska Enskilda Banken AB, Class A	114,511
5,992	Societe Generale	209,347
20,235	Standard Chartered plc	191,083
9,900	Sumitomo Mitsui Financial Group, Inc.	364,491
2,500	Sumitomo Mitsui Trust Holdings, Inc.	98,669
387	SVB Financial Group*	97,152
11,379	Svenska Handelsbanken AB, Class A	122,560
6,836	Swedbank AB, Class A	101,981
13,495	Toronto-Dominion Bank (The)	756,963
9,907	Truist Financial Corp.	557,962
11,000	U.S. Bancorp	652,190
15,035	Unicredit SpA	219,797
9,304	United Overseas Bank, Ltd.	183,057
30,896	Wells Fargo & Co.	1,662,205
25,948	Westpac Banking Corp.	442,090
1,310	Zions Bancorp	68,015

		25,316,577

Beverages (1.9%):
5,638	Anheuser-Busch InBev NV	462,285
2,700	Asahi Breweries, Ltd.	123,352
2,273	Brown-Forman Corp., Class B	153,655
10,000	Budweiser Brewing Co. APAC, Ltd.*	33,766
801	Carlsberg A/S, Class B	119,507
3,938	Coca-Cola Amatil, Ltd.	30,614
500	Coca-Cola Bottlers Japan Holdings, Inc.	12,841
29,978	Coca-Cola Co. (The)	1,659,282
993	Coca-Cola European Partners plc	50,524
782	Coca-Cola European Partners plc	39,250
1,353	Coca-Cola HBC AG	46,139
1,238	Constellation Brands, Inc., Class C	234,911
4,404	Davide Campari — Milano SpA	40,217
17,400	Diageo plc	733,118
892	Heineken Holding NV	86,603
1,915	Heineken NV	204,259
6,100	Kirin Holdings Co., Ltd.	133,063
1,411	Molson Coors Brewing Co., Class B	76,053
3,040	Monster Beverage Corp.*	193,192
10,321	PepsiCo, Inc.	1,410,571
1,557	Pernod Ricard SA	278,688
201	Remy Cointreau SA	24,719
1,100	Suntory Beverage & Food, Ltd.	46,007
5,399	Treasury Wine Estates, Ltd.	61,685

		6,254,301

Biotechnology (1.7%):
10,942	AbbVie, Inc.	968,805
1,666	Alexion Pharmaceuticals, Inc.*	180,178
825	Alnylam Pharmaceuticals, Inc.*	95,015
4,428	Amgen, Inc.	1,067,458
272	BeiGene, Ltd., ADR*	45,086
1,365	Biogen, Inc.*	405,036
1,348	BioMarin Pharmaceutical, Inc.*	113,973
3,340	CSL, Ltd.	648,061
1,091	Exact Sciences Corp.*	100,896

See accompanying notes to the financial statements.

5

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
324	Galapagos NV*^	$67,432
486	Genmab A/S*	108,191
9,338	Gilead Sciences, Inc.	606,783
2,239	Grifols SA^	79,048
1,359	Incyte Corp.*	118,668
994	Ionis Pharmaceuticals, Inc.*	60,048
650	Neurocrine Biosciences, Inc.*	69,869
700	Peptidream, Inc.*	35,847
600	Regeneron Pharmaceuticals, Inc.*	225,288
554	Sarepta Therapeutics, Inc.*	71,488
877	Seattle Genetics, Inc.*	100,206
1,901	Vertex Pharmaceuticals, Inc.*	416,224

		5,583,600

Building Products (0.5%):
1,044	A.O. Smith Corp.	49,736
1,400	AGC, Inc.	49,963
699	Allegion plc	87,053
7,396	ASSA Abloy AB, Class B	172,883
3,630	Compagnie de Saint-Gobain SA	149,143
1,800	Daikin Industries, Ltd.	253,170
1,050	Fortune Brands Home & Security, Inc.	68,607
275	Geberit AG, Registered Shares	154,413
5,881	Johnson Controls International plc	239,417
963	Kingspan Group plc	59,305
259	Lennox International, Inc.	63,188
2,000	Lixil Group Corp.	34,474
2,171	Masco Corp.	104,186
811	Owens Corning, Inc.	52,812
1,100	TOTO, Ltd.	46,364

		1,584,714

Capital Markets (2.8%):
7,282	3i Group plc	106,120
971	Ameriprise Financial, Inc.	161,749
558	Amundi SA	43,861
1,497	ASX, Ltd.	82,541
6,266	Bank of New York Mellon Corp. (The)	315,368
857	BlackRock, Inc., Class A+	430,814
6,666	Brookfield Asset Management, Inc., Class A	385,205
829	Cboe Global Markets, Inc.	99,480
8,699	Charles Schwab Corp. (The)	413,724
879	CI Financial Corp.	14,697
2,645	CME Group, Inc.	530,904
19,090	Credit Suisse Group AG	259,123
11,900	Daiwa Securities Group, Inc.	60,377
14,957	Deutsche Bank AG, Registered Shares	116,024
1,414	Deutsche Boerse AG	222,359
1,807	E*TRADE Financial Corp.	81,984
874	Eaton Vance Corp.	40,807
289	FactSet Research Systems, Inc.	77,539
2,272	Franklin Resources, Inc.	59,027
2,394	Goldman Sachs Group, Inc.	550,451
2,126	Hargreaves Lansdown plc	54,733
8,800	Hong Kong Exchanges & Clearing, Ltd.	285,240
310	IGM Financial, Inc.	8,901
4,137	Intercontinental Exchange, Inc.	382,879
2,923	Invesco, Ltd.	52,556
3,800	Japan Exchange Group, Inc.	66,900

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
1,701	Julius Baer Group, Ltd.	$87,865
3,609	KKR & Co., Inc., Class A	105,275
2,330	London Stock Exchange Group plc	240,634
2,417	Macquarie Group, Ltd.	234,382
973	Magellan Financial Group, Ltd.	39,035
281	MarketAxess Holdings, Inc.	106,530
1,260	Moody’s Corp.	299,137
9,143	Morgan Stanley	467,390
630	MSCI, Inc.	162,653
857	Nasdaq, Inc.	91,785
7,385	Natixis	32,911
24,800	Nomura Holdings, Inc.	127,409
1,514	Northern Trust Corp.	160,847
141	Partners Group Holding AG	129,249
942	Raymond James Financial, Inc.	84,271
1,821	S&P Global, Inc.	497,224
1,800	SBI Holdings, Inc.	37,922
935	Schroders plc	41,573
981	SEI Investments Co.	64,236
3,200	Singapore Exchange, Ltd.	21,115
3,996	St. James Place plc	61,823
2,766	State Street Corp.	218,791
1,755	T. Rowe Price Group, Inc.	213,829
2,034	TD Ameritrade Holding Corp.	101,090
4,908	The Blackstone Group, Inc., Class A	274,554
28,856	UBS Group AG	364,263

		9,169,156

Chemicals (2.4%):
3,425	Air Liquide SA	486,742
1,625	Air Products & Chemicals, Inc.	381,858
700	Air Water, Inc.	10,322
1,686	Akzo Nobel NV	171,887
805	Albemarle Corp.^	58,797
508	Arkema SA	54,182
9,400	Asahi Kasei Corp.	105,488
1,522	Axalta Coating Systems, Ltd.*	46,269
6,808	BASF SE	516,252
917	Celanese Corp., Series A	112,901
1,625	CF Industries Holdings, Inc.	77,578
796	Christian Hansen Holding A/S	63,243
1,528	Clariant AG	34,199
5,550	Corteva, Inc.	164,058
1,332	Covestro AG	61,914
925	Croda International plc	62,815
1,000	Daicel Corp.	9,541
5,487	Dow, Inc.	300,304
5,534	DuPont de Nemours, Inc.	355,283
1,034	Eastman Chemical Co.	81,955
1,909	Ecolab, Inc.	368,417
66	EMS-Chemie Holding AG	43,443
1,423	Evonik Industries AG	43,614
973	FMC Corp.	97,125
638	Fuchs Petrolub AG	31,739
68	Givaudan SA, Registered Shares	212,865
800	Hitachi Chemical Co., Ltd.	33,488
14,075	Incitec Pivot, Ltd.	31,484
753	International Flavors & Fragrances, Inc.	97,130

See accompanying notes to the financial statements.

6

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
5,617	Israel Chemicals, Ltd.	$26,511
1,443	Johnson Matthey plc	57,406
800	JSR Corp.	14,624
1,300	Kansai Paint Co., Ltd.	31,777
1,351	Koninklijke DSM NV	176,340
2,600	Kuraray Co., Ltd.	31,888
629	Lanxess AG	42,264
3,985	Linde plc	848,407
1,988	LyondellBasell Industries NV, Class A	187,825
244	Methanex Corp.	9,424
9,900	Mitsubishi Chemical Holdings Corp.	73,768
1,400	Mitsubishi Gas Chemical Co., Inc.	21,278
1,400	Mitsui Chemicals, Inc.	34,032
2,751	Mosaic Co. (The)	59,532
1,100	Nippon Paint Holdings Co., Ltd.	56,918
1,000	Nissan Chemical Corp.	41,811
1,200	Nitto Denko Corp.	67,335
1,616	Novozymes A/S, Class B	79,131
4,218	Nutrien, Ltd.	201,967
2,876	Orica, Ltd.	44,440
1,732	PPG Industries, Inc.	231,205
960	RPM International, Inc.	73,690
613	Sherwin Williams Co.	357,709
2,700	Shin-Etsu Chemical Co., Ltd.	296,056
1,100	Showa Denko K.K.	28,979
948	Sika AG	178,563
574	Solvay SA	66,744
11,600	Sumitomo Chemical Co., Ltd.	52,580
963	Symrise AG	101,303
1,100	Taiyo Nippon Sanso Corp.	24,372
1,500	Teijin, Ltd.	27,993
10,400	Toray Industries, Inc.	71,064
2,000	Tosoh Corp.	30,784
1,478	Umicore SA^	72,050
141	Westlake Chemical Corp.	9,891
1,353	Yara International ASA	56,397

		7,900,951

Commercial Services & Supplies (0.5%):
11,809	Brambles, Ltd.	97,316
648	Cintas Corp.	174,364
1,530	Copart, Inc.*	139,138
1,800	Dai Nippon Printing Co., Ltd.	48,858
1,794	Edenred	92,823
11,921	G4S plc	34,663
1,231	ISS A/S	29,565
400	Park24 Co., Ltd.	9,800
13,647	Rentokil Initial plc	82,142
1,618	Republic Services, Inc., Class A	145,021
1,110	Rollins, Inc.	36,808
1,600	SECOM Co., Ltd.	142,806
2,224	Securitas AB, Class B	38,385
600	Sohgo Security Services Co., Ltd.	32,499
2,100	Toppan Printing Co., Ltd.	43,298
2,002	Waste Connections, Inc.	181,762
3,111	Waste Management, Inc.	354,530

		1,683,778

Shares		Fair Value
Common Stocks, continued
Communications Equipment (0.7%):
403	Arista Networks, Inc.*	$81,970
31,657	Cisco Systems, Inc.	1,518,270
467	F5 Networks, Inc.*	65,217
2,592	Juniper Networks, Inc.	63,841
1,238	Motorola Solutions, Inc.	199,491
41,875	Nokia OYJ	155,337
715	Palo Alto Networks, Inc.*	165,344
22,750	Telefonaktiebolaget LM Ericsson, Class B	199,405

		2,448,875

Construction & Engineering (0.4%):
2,073	ACS Actividades de Construccion y Servicios SA	83,092
1,662	Bouygues SA	70,746
349	Cimic Group, Ltd.	8,141
582	Eiffage SA	66,685
3,858	Ferrovial SA	117,030
206	Hochtief AG	26,364
1,024	Jacobs Engineering Group, Inc.	91,986
1,800	JGC Holdings Corp.	28,969
3,500	Kajima Corp.	46,781
4,900	Obayashi Corp.	54,338
4,500	Shimizu Corp.	45,790
2,540	Skanska AB, Class B	57,453
1,500	Taisei Corp.	62,112
3,741	Vinci SA	415,573
820	WSP Global, Inc.^	55,999

		1,231,059

Construction Materials (0.3%):
9,118	Boral, Ltd.	28,750
5,510	CRH plc	220,998
3,025	Fletcher Building, Ltd.	10,376
1,143	HeidelbergCement AG	83,306
3,272	James Hardie Industries SE	64,135
3,689	LafargeHolcim, Ltd., Registered Shares	204,604
465	Martin Marietta Materials, Inc.	130,033
1,000	Taiheiyo Cement Corp.	29,263
984	Vulcan Materials Co.	141,686

		913,151

Consumer Finance (0.5%):
1,300	ACOM Co., Ltd.	5,902
400	AEON Financial Service Co., Ltd.	6,292
2,899	Ally Financial, Inc.	88,593
5,231	American Express Co.	651,208
3,508	Capital One Financial Corp.	361,008
700	Credit Saison Co., Ltd.	12,135
2,378	Discover Financial Services	201,702
4,440	Synchrony Financial	159,884

		1,486,724

Containers & Packaging (0.3%):
11,794	Amcor PLC	127,847
635	Avery Dennison Corp.	83,071
2,346	Ball Corp.	151,715
1,153	CCL Industries, Inc.	49,125
1,014	Crown Holdings, Inc.*	73,556
2,785	International Paper Co.	128,249
733	Packaging Corp. of America	82,089
1,174	Sealed Air Corp.	46,760

See accompanying notes to the financial statements.

7

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Containers & Packaging, continued
1,518	Smurfit Kappa Group plc	$58,468
600	Toyo Seikan Group Holdings, Ltd.	10,402
1,959	WestRock Co.	84,061

		895,343

Distributors (0.1%):
1,092	Genuine Parts Co.	116,004
400	Jardine Cycle & Carriage, Ltd.	8,955
2,302	LKQ Corp.*	82,181

		207,140

Diversified Consumer Services (0.0%†):
200	Benesse Holdings, Inc.	5,260

Diversified Financial Services (1.0%):
25,594	AMP, Ltd.	34,406
3,088	AXA Equitable Holdings, Inc.	76,521
9,710	Berkshire Hathaway, Inc., Class B*	2,199,315
2,251	Challenger, Ltd.	12,818
159	Eurazeo Se	10,898
818	EXOR NV	63,432
612	Groupe Bruxelles Lambert SA	64,561
1,380	Industrivarden AB, Class C	33,336
3,400	Investor AB, Class B	185,823
1,840	Jefferies Financial Group, Inc.	39,321
1,817	Kinnevik AB, Class B	44,477
342	L E Lundbergforetagen AB	15,029
19,143	M&G plc*	60,222
1,300	Mitsubishi UFJ Lease & Finance Co., Ltd.	8,368
662	Onex Corp.	41,895
9,900	ORIX Corp.	164,812
288	Pargesa Holding SA	23,931
17,859	Standard Life Aberdeen plc	77,805
200	Tokyo Century Corp.	10,740
1,044	Voya Financial, Inc.	63,663
105	Wendel	13,974

		3,245,347

Diversified Telecommunication Services (2.0%):
53,946	AT&T, Inc.	2,108,210
1,206	BCE, Inc.	55,879
62,428	BT Group plc	159,967
1,933	Cellnex Telecom SAU	83,304
7,272	CenturyLink, Inc.	96,063
24,673	Deutsche Telekom AG, Registered Shares	403,162
1,031	Elisa OYJ	56,966
29,000	HKT Trust & HKT, Ltd.	40,886
228	Iliad SA^	29,582
26,879	Koninklijke KPN NV	79,412
9,400	Nippon Telegraph & Telephone Corp.	238,133
14,615	Orange SA	214,739
32,000	PCCW, Ltd.	18,896
1,146	Proximus SADP	32,815
62,100	Singapore Telecommunications, Ltd.	155,770
13,956	Spark New Zealand, Ltd.	40,696
193	Swisscom AG, Registered Shares^	102,230
48,285	Telecom Italia SpA	29,554
64,844	Telecom Italia SpA*	40,458
8,284	Telefonica Deutschland Holding AG	24,008
34,954	Telefonica SA	244,282

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
5,403	Telenor ASA	$96,939
20,247	Telia Co AB	87,000
31,200	Telstra Corp., Ltd.	77,712
1,510	TELUS Corp.	58,474
838	TPG Telecom, Ltd.	3,953
951	United Internet AG, Registered Shares	31,250
30,503	Verizon Communications, Inc.	1,872,884
1,759	Zayo Group Holdings, Inc.*	60,949

		6,544,173

Electric Utilities (2.0%):
1,790	Alliant Energy Corp.	97,949
3,635	American Electric Power Co., Inc.	343,544
6,654	AusNet Services	7,933
5,000	Chubu Electric Power Co., Inc.	70,535
2,400	Chugoku Electric Power Co., Inc. (The)	31,654
5,500	CK Infrastructure Holdings, Ltd.	39,227
12,500	CLP Holdings, Ltd.	131,630
5,376	Duke Energy Corp.	490,345
2,649	Edison International	199,761
20,651	EDP — Energias de Portugal SA	89,517
4,565	Electricite de France	50,920
1,852	Emera, Inc.	79,577
2,724	Endesa SA	72,719
60,346	Enel SpA	480,035
1,488	Entergy Corp.	178,262
1,767	Evergy, Inc.	115,014
2,389	Eversource Energy	203,232
7,151	Exelon Corp.	326,014
3,966	FirstEnergy Corp.	192,748
3,431	Fortis, Inc.	142,377
3,320	Fortum OYJ	81,896
7,500	HK Electric Investments, Ltd.	7,392
2,309	Hydro One, Ltd.	44,601
45,188	Iberdrola SA	465,354
5,400	Kansai Electric Power Co., Inc. (The)	62,451
3,000	Kyushu Electric Power Co., Inc.	25,919
3,523	NextEra Energy, Inc.	853,129
1,470	OGE Energy Corp.	65,371
1,421	Orsted A/S	147,244
846	Pinnacle West Capital Corp.	76,081
10,500	Power Assets Holdings, Ltd.	76,778
5,325	PPL Corp.	191,061
1,396	Red Electrica Corp SA	28,078
7,581	Scottish & Southern Energy plc	145,229
7,674	Southern Co. (The)	488,834
11,051	Terna SpA	73,936
3,500	Tohoku Electric Power Co., Inc.	34,622
11,600	Tokyo Electric Power Co. Holdings, Inc.*	49,541
561	Verbund AG, Class A	28,168
3,784	Xcel Energy, Inc.	240,246

		6,528,924

Electrical Equipment (0.8%):
13,587	ABB, Ltd.	328,070
307	Acuity Brands, Inc.	42,366
1,680	AMETEK, Inc.	167,563
3,091	Eaton Corp. plc	292,780
4,506	Emerson Electric Co.	343,628

See accompanying notes to the financial statements.

8

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Electrical Equipment, continued
1,000	Fuji Electric Co., Ltd.	$30,563
1,911	Legrand SA	155,912
36,347	Melrose Industries plc	116,161
13,500	Mitsubishi Electric Corp.	183,587
1,700	Nidec Corp.	232,260
1,821	Prysmian SpA	43,878
864	Rockwell Automation, Inc.	175,107
4,011	Schneider Electric SA	412,568
1,223	Sensata Technologies Holding plc*	65,883
1,975	Siemens Gamesa Renewable Energy	34,702
1,400	Vestas Wind Systems A/S	141,555

		2,766,583

Electronic Equipment, Instruments & Components (1.0%):
1,600	Alps Alpine Co., Ltd.	36,148
2,191	Amphenol Corp., Class A	237,133
592	Arrow Electronics, Inc.*	50,166
1,082	CDW Corp.	154,553
1,272	Cognex Corp.	71,283
5,777	Corning, Inc.	168,168
3,831	Flex, Ltd.*	48,347
1,007	FLIR Systems, Inc.	52,434
2,792	Halma plc	78,370
1,000	Hamamatsu Photonics KK	40,981
1,952	Hexagon AB, Class B	109,402
205	Hirose Electric Co., Ltd.	26,211
500	Hitachi High-Technologies Corp.	35,337
7,100	Hitachi, Ltd.	299,108
447	Ingenico Group	48,592
287	IPG Photonics Corp.*	41,592
1,300	Keyence Corp.	460,203
1,398	Keysight Technologies, Inc.*	143,477
2,400	Kyocera Corp.	163,574
4,300	Murata Manufacturing Co., Ltd.	265,884
1,500	Omron Corp.	87,397
1,600	Shimadzu Corp.	50,048
1,000	TDK Corp.	112,409
2,479	TE Connectivity, Ltd.	237,587
1,871	Trimble, Inc.*	78,002
2,400	Venture Corp., Ltd.	28,966
1,800	Yaskawa Electric Corp.	67,931
1,800	Yokogawa Electric Corp.	31,885
403	Zebra Technologies Corp., Class A*	102,942

		3,328,130

Energy Equipment & Services (0.3%):
4,638	Baker Hughes Co.	118,872
6,497	Halliburton Co.	158,982
2,885	National-Oilwell Varco, Inc.	72,269
10,233	Schlumberger, Ltd.	411,367
3,249	Technipfmc plc	69,659
3,492	Tenaris SA	39,488
2,773	Worley, Ltd.	29,910

		900,547

Entertainment (1.4%):
5,681	Activision Blizzard, Inc.	337,565
2,188	Electronic Arts, Inc.*	235,232
700	Konami Holdings Corp.	28,868

Shares		Fair Value
Common Stocks, continued
Entertainment, continued
1,491	Liberty Media Corp-Liberty Formula One, Class C*	$68,534
1,117	Live Nation Entertainment, Inc.*	79,832
3,240	Netflix, Inc.*	1,048,367
3,700	Nexon Co., Ltd.*	48,946
800	Nintendo Co., Ltd.	322,962
700	Square Enix Holdings Co., Ltd.	34,979
845	Take-Two Interactive Software, Inc.*	103,453
900	Toho Co., Ltd.	37,482
632	UbiSoft Entertainment SA*	43,716
6,293	Vivendi Universal SA	182,388
13,311	Walt Disney Co. (The)	1,925,170

		4,497,494

Equity Real Estate Investment Trusts (2.6%):
874	Alexandria Real Estate Equities, Inc.	141,221
3,265	American Tower Corp.	750,362
27,204	Ascendas Real Estate Investment Trust	60,117
1,029	AvalonBay Communities, Inc.	215,781
1,156	Boston Properties, Inc.	159,366
6,602	British Land Co. plc	56,203
716	Camden Property Trust	75,968
23,100	CapitaLand Commercial Trust	34,210
22,600	CapitaLand Mall Trust	41,356
316	Covivio	35,891
3,067	Crown Castle International Corp.	435,974
15	Daiwahouse Residential Investment Corp.	39,192
8,284	Dexus	68,152
1,549	Digital Realty Trust, Inc.	185,477
2,668	Duke Realty Corp.	92,500
626	Equinix, Inc.	365,396
1,298	Equity Lifestyle Properties, Inc.	91,366
2,736	Equity Residential	221,397
490	Essex Property Trust, Inc.	147,421
968	Extra Space Storage, Inc.	102,240
570	Federal Realty Investment Trust	73,376
330	Gecina SA	59,146
12,265	Goodman Group	115,268
14,718	GPT Group	57,925
290	H&R Real Estate Investment Trust	4,713
3,615	Healthpeak Properties, Inc.	124,609
5,272	Host Hotels & Resorts, Inc.	97,796
246	Icade	26,816
3,933	Invitation Homes, Inc.	117,872
2,122	Iron Mountain, Inc.	67,628
7	Japan Prime Realty Investment Corp.	30,748
10	Japan Real Estate Investment Corp.	66,351
21	Japan Retail Fund Investment Corp.	45,155
3,092	Kimco Realty Corp.	64,035
1,471	Klepierre	55,912
5,201	Land Securities Group plc	68,332
1,168	Liberty Property Trust	70,138
15,500	Link REIT (The)	164,565
3,728	Medical Properties Trust, Inc.	78,698
879	Mid-America Apartment Communities, Inc.	115,905
29,366	Mirvac Group	65,665
1,209	National Retail Properties, Inc.	64,827
11	Nippon Building Fund, Inc.	80,615
16	Nippon Prologis REIT, Inc.	40,767

See accompanying notes to the financial statements.

9

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
31	Nomura Real Estate Master Fund, Inc.	$52,985
1,633	Omega Healthcare Investors, Inc.	69,158
22	Orix JREIT, Inc.	47,709
4,669	ProLogis, Inc.	416,195
1,164	Public Storage, Inc.	247,885
2,371	Realty Income Corp.	174,577
1,274	Regency Centers Corp.	80,377
626	RioCan REIT	12,902
835	SBA Communications Corp.	201,227
40,088	Scentre Group	107,903
7,900	SERGO plc	94,287
2,289	Simon Property Group, Inc.	340,969
635	SL Green Realty Corp.	58,344
240	Smart Real Estate Investment Trust	5,769
17,840	Stockland	57,937
693	Sun Communities, Inc.	104,019
20,700	Suntec Real Estate Investment Trust	28,338
2,194	UDR, Inc.	102,460
1,022	Unibail-Rodamco-Westfield	161,456
24	United Urban Investment Corp.	45,041
2,759	Ventas, Inc.	159,305
7,239	VEREIT, Inc.	66,888
3,403	VICI Properties, Inc.	86,947
24,703	Vicinity Centres	43,236
1,304	Vornado Realty Trust	86,716
3,001	Welltower, Inc.	245,422
5,497	Weyerhaeuser Co.	166,009
1,297	WP Carey, Inc.	103,812

		8,444,325

Food & Staples Retailing (1.6%):
5,000	AEON Co., Ltd.	103,021
6,502	Alimentation Couche-Tard, Inc.	206,368
4,504	Carrefour SA	75,652
240	Casino Guichard-Perrachon SA^	11,250
8,604	Coles Group, Ltd.	89,843
214	Colruyt SA	11,169
3,251	Costco Wholesale Corp.	955,534
1,200	Dairy Farm International Holdings, Ltd.	6,845
1,286	Empire Co., Ltd., Class A	30,169
1,900	FamilyMart Co., Ltd.	45,514
686	ICA Gruppen AB	32,047
13,541	J Sainsbury plc	41,504
1,994	Jeronimo Martins SGPS SA	32,838
8,799	Koninklijke Ahold Delhaize NV	220,501
5,903	Kroger Co. (The)	171,128
200	LAWSON, Inc.	11,328
1,424	Loblaw Cos., Ltd.	73,481
706	METRO AG	11,379
1,955	Metro, Inc.	80,690
5,600	Seven & I Holdings Co., Ltd.	204,925
600	Sundrug Co., Ltd.	21,687
3,600	Sysco Corp.	307,944
72,691	Tesco plc	246,204
300	Tsuruha Holdings, Inc.	38,495
5,696	Walgreens Boots Alliance, Inc.	335,836
10,534	Walmart, Inc.	1,251,861
200	Welcia Holdings Co., Ltd.	12,741

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
8,467	Wesfarmers, Ltd.	$246,625
632	Weston (George), Ltd.	50,145
18,535	William Morrison Supermarkets plc	49,336
9,415	Woolworths Group, Ltd.	239,510

		5,215,570

Food Products (1.9%):
5,472	A2 Milk Co., Ltd.*	55,371
3,300	Ajinomoto Co., Inc.	54,873
4,127	Archer-Daniels-Midland Co.	191,286
2,641	Associated British Foods plc	91,478
24	Barry Callebaut AG, Registered Shares	53,068
1,070	Bunge, Ltd.	61,579
300	Calbee, Inc.	9,758
1,241	Campbell Soup Co.	61,330
3,606	Conagra Brands, Inc.	123,469
4,546	Danone SA	377,302
4,468	General Mills, Inc.	239,306
1,107	Hershey Co. (The)	162,707
2,172	Hormel Foods Corp.	97,979
528	Ingredion, Inc.	49,078
856	JM Smucker Co. (The)	89,135
1,901	Kellogg Co.	131,473
1,078	Kerry Group plc, Class A	134,201
1,100	Kikkoman Corp.	53,821
4,989	Kraft Heinz Co. (The)	160,297
1,080	Lamb Weston Holdings, Inc.	92,912
15	Lindt & Spruengli AG	116,468
916	McCormick & Co.	155,473
900	Meiji Holdings Co., Ltd.	60,794
10,652	Mondelez International, Inc., Class A	586,713
3,323	Mowi ASA	86,457
21,987	Nestle SA, Registered Shares	2,382,489
700	NH Foods, Ltd.	28,999
1,700	Nisshin Seifun Group, Inc.	29,634
500	Nissin Foods Holdings Co., Ltd.	37,119
5,748	Orkla ASA, Class A	58,275
1,784	Saputo, Inc.	55,235
700	Toyo Suisan Kaisha, Ltd.	29,777
2,183	Tyson Foods, Inc., Class A	198,740
72,000	WH Group, Ltd.	74,607
15,200	Wilmar International, Ltd.	46,630
900	Yakult Honsha Co., Ltd.	49,547
500	Yamazaki Baking Co., Ltd.	8,935

		6,296,315

Gas Utilities (0.2%):
2,016	AltaGas, Ltd.	30,712
8,921	APA Group	69,657
922	Atmos Energy Corp.	103,135
2,302	Gas Natural SDG SA	57,946
75,574	Hong Kong & China Gas Co., Ltd.	147,672
2,900	Osaka Gas Co., Ltd.	55,418
300	Toho Gas Co., Ltd.	12,217
2,900	Tokyo Gas Co., Ltd.	70,367
1,581	UGI Corp.	71,398

		618,522

See accompanying notes to the financial statements.

10

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies (2.9%):
13,008	Abbott Laboratories	$1,129,874
342	ABIOMED, Inc.*	58,342
3,097	Alcon, Inc.*	175,480
562	Align Technology, Inc.*	156,820
1,400	Asahi Intecc Co., Ltd.	41,227
3,575	Baxter International, Inc.	298,942
1,989	Becton Dickinson & Co.	540,948
333	BioMerieux	29,661
10,228	Boston Scientific Corp.*	462,510
302	Carl Zeiss Meditec AG	38,514
426	Cochlear, Ltd.	67,326
903	Coloplast A/S, Class B	112,279
367	Cooper Cos., Inc. (The)	117,913
4,760	Danaher Corp.	730,565
896	Demant A/S*	28,239
1,659	Dentsply Sirona, Inc.	93,883
675	DexCom, Inc.*	147,650
1,537	Edwards Lifesciences Corp.*	358,567
2,096	EssilorLuxottica SA	320,153
4,257	Fisher & Paykel Healthcare Corp., Ltd.	63,862
1,967	Hologic, Inc.*	102,697
2,800	HOYA Corp.	267,381
642	IDEXX Laboratories, Inc.*	167,645
449	Insulet Corp.*	76,869
853	Intuitive Surgical, Inc.*	504,251
6,698	Koninklijke Philips NV	327,432
9,886	Medtronic plc	1,121,567
8,600	Olympus Corp.	132,451
1,067	ResMed, Inc.	165,353
265	Sartorius AG	56,728
1,111	Siemens Healthineers AG	53,345
6,444	Smith & Nephew plc	155,641
415	Sonova Holding AG, Registered Shares	94,966
637	Steris plc	97,092
77	Straumann Holding AG, Registered Shares	75,595
2,483	Stryker Corp.	521,281
1,200	Sysmex Corp.	81,577
343	Teleflex, Inc.	129,119
4,800	Terumo Corp.	169,605
676	Varian Medical Systems, Inc.*	95,999
551	West Pharmaceutical Services, Inc.	82,832
1,511	Zimmer Biomet Holdings, Inc.	226,166

		9,678,347

Health Care Providers & Services (1.9%):
1,500	Alfresa Holdings Corp.	30,629
1,158	AmerisourceBergen Corp.	98,453
1,891	Anthem, Inc.	571,139
2,224	Cardinal Health, Inc.	112,490
3,072	Centene Corp.*	193,137
2,794	Cigna Corp.	571,345
9,619	CVS Health Corp.	714,596
774	DaVita, Inc.*	58,073
1,605	Fresenius Medical Care AG & Co., KGaA	119,029
3,115	Fresenius SE & Co. KGaA	175,815
2,019	HCA Healthcare, Inc.	298,428
1,103	Henry Schein, Inc.*	73,592
998	Humana, Inc.	365,787

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
734	Laboratory Corp. of America Holdings*	$124,171
1,375	McKesson Corp.	190,190
1,400	Medipal Holdings Corp.	30,887
378	NMC Health plc^	8,872
1,008	Quest Diagnostics, Inc.	107,644
1,215	Ramsay Health Care, Ltd.	61,979
3,006	Ryman Healthcare, Ltd.	33,093
3,471	Sonic Healthcare, Ltd.	70,161
300	Suzuken Co., Ltd.	12,210
7,001	UnitedHealth Group, Inc.	2,058,153
606	Universal Health Services, Inc., Class B	86,937
374	WellCare Health Plans, Inc.*	123,499

		6,290,309

Health Care Technology (0.1%):
2,363	Cerner Corp.	173,421
3,300	M3, Inc.	99,666
973	Veeva Systems, Inc., Class A*	136,862

		409,949

Hotels, Restaurants & Leisure (1.7%):
1,331	Accor SA	62,476
1,845	Aramark	80,073
4,307	Aristocrat Leisure, Ltd.	102,125
3,095	Carnival Corp., Class A	157,319
1,233	Carnival plc	58,870
196	Chipotle Mexican Grill, Inc.*	164,074
11,718	Compass Group plc	293,500
1,460	Crown Resorts, Ltd.	12,322
911	Darden Restaurants, Inc.	99,308
293	Domino’s Pizza, Inc.	86,078
207	Flight Centre Travel Group, Ltd.	6,402
557	Flutter Entertainment plc	68,015
16,000	Galaxy Entertainment Group, Ltd.	117,941
50,400	Genting Singapore, Ltd.	34,513
4,348	GVC Holdings plc	50,984
2,021	Hilton Worldwide Holdings, Inc.	224,149
1,299	InterContinental Hotels Group plc	89,467
2,583	Las Vegas Sands Corp.	178,330
2,074	Marriott International, Inc., Class A	314,066
5,607	McDonald’s Corp.	1,107,999
600	McDonald’s Holdings Co., Ltd.^	28,919
1,773	Melco Resorts & Entertainment, Ltd., ADR	42,853
3,693	MGM Resorts International	122,866
1,615	Norwegian Cruise Line Holdings, Ltd.*	94,332
1,500	Oriental Land Co., Ltd.	204,750
2,031	Restaurant Brands International, Inc.	129,488
1,327	Royal Caribbean Cruises, Ltd.	177,168
18,400	Sands China, Ltd.	98,678
10,000	SJM Holdings, Ltd.	11,416
646	Sodexo SA	76,613
8,849	Starbucks Corp.	778,004
1,721	Stars Group, Inc. (The)*	44,920
15,654	Tabcorp Holdings, Ltd.	49,828
3,033	TUI AG	38,341
304	Vail Resorts, Inc.	72,908
987	Whitbread plc	63,507
12,400	Wynn Macau, Ltd.	30,675
732	Wynn Resorts, Ltd.	101,653

See accompanying notes to the financial statements.

11

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
2,251	Yum! Brands, Inc.	$226,743

		5,701,673

Household Durables (0.7%):
7,598	Barratt Developments plc	75,301
898	Berkeley Group Holdings plc (The)	58,223
900	Casio Computer Co., Ltd.	18,088
2,606	D.R. Horton, Inc.	137,468
1,708	Electrolux AB, Series B, Class B	41,932
999	Garmin, Ltd.	97,462
3,756	Husqvarna AB, Class B	30,085
600	Iida Group Holdings Co., Ltd.	10,504
986	Leggett & Platt, Inc.	50,118
2,112	Lennar Corp., Class A	117,828
459	Mohawk Industries, Inc.*	62,598
3,000	Newell Brands, Inc.	57,660
2,500	Nikon Corp.	30,562
26	NVR, Inc.*	99,019
16,500	Panasonic Corp.	154,780
2,384	Persimmon plc	85,868
1,929	PulteGroup, Inc.	74,845
300	Rinnai Corp.	23,431
635	Roku, Inc.*	85,027
92	SEB SA	13,682
2,800	Sekisui Chemical Co., Ltd.	48,474
4,700	Sekisui House, Ltd.	100,388
1,800	Sharp Corp.	27,509
9,400	Sony Corp.	639,916
24,626	Taylor Wimpey plc	63,722
10,500	Techtronic Industries Co., Ltd.	85,925
481	Whirlpool Corp.	70,962

		2,361,377

Household Products (1.3%):
1,837	Church & Dwight Co., Inc.	129,215
945	Clorox Co. (The)	145,095
6,019	Colgate-Palmolive Co.	414,348
4,527	Essity AB, Class B	145,988
733	Henkel AG & Co. KGaA	69,015
2,548	Kimberly-Clark Corp.	350,477
1,700	Lion Corp.	33,186
900	Pigeon Corp.	33,189
18,467	Procter & Gamble Co. (The)	2,306,529
5,242	Reckitt Benckiser Group plc	425,617
3,100	Unicharm Corp.	104,725

		4,157,384

Independent Power and Renewable Electricity Producers (0.1%):
4,853	AES Corp. (The)	96,575
1,200	Electric Power Development Co., Ltd.	29,165
9,703	Meridian Energy, Ltd.	32,666
1,907	NRG Energy, Inc.	75,803
1,518	Uniper SE	50,238
2,743	Vistra Energy Corp.	63,062

		347,509

Industrial Conglomerates (1.3%):
4,255	3M Co.	750,667
20,000	CK Hutchison Holdings, Ltd.	191,119

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
782	DCC plc	$68,059
64,429	General Electric Co.	719,028
5,293	Honeywell International, Inc.	936,861
1,700	Jardine Matheson Holdings, Ltd.	94,529
1,700	Jardine Strategic Holdings, Ltd.	52,123
700	Keihan Holdings Co., Ltd.	34,078
11,300	Keppel Corp., Ltd.	56,948
5,370	NWS Holdings, Ltd.	7,538
770	Roper Technologies, Inc.	272,757
1,600	Seibu Holdings, Inc.	26,398
3,000	SembCorp Industries, Ltd.	5,117
5,648	Siemens AG, Registered Shares	738,243
2,929	Smiths Group plc	65,475
3,700	Toshiba Corp.	125,368

		4,144,308

Insurance (3.8%):
1,398	Admiral Group plc	42,806
13,732	AEGON NV	62,851
5,419	Aflac, Inc.	286,665
1,358	Ageas NV	80,331
89,200	AIA Group, Ltd.	938,592
107	Alleghany Corp.*	85,554
3,131	Allianz SE, Registered Shares+	767,690
2,420	Allstate Corp. (The)	272,129
572	American Financial Group, Inc.	62,720
6,428	American International Group, Inc.	329,949
1,739	Aon plc	362,216
2,992	Arch Capital Group, Ltd.*	128,326
1,387	Arthur J. Gallagher & Co.	132,084
8,142	Assicurazioni Generali SpA	168,062
457	Assurant, Inc.	59,904
1,146	Athene Holding, Ltd.*	53,896
29,152	Aviva plc	162,602
14,102	AXA SA	397,820
364	Baloise Holding AG, Registered Shares	65,801
1,048	Brown & Brown, Inc.	41,375
3,351	Chubb, Ltd.	521,618
1,147	Cincinnati Financial Corp.	120,607
1,241	CNP Assurances SA	24,723
8,100	Dai-ichi Life Holdings, Inc.	133,417
10,156	Direct Line Insurance Group plc	42,310
195	Erie Indemnity Co., Class A	32,370
307	Everest Re Group, Ltd.	84,990
207	Fairfax Financial Holdings, Ltd.	97,209
2,017	FNF Group	91,471
1,553	Gjensidige Forsikring ASA	32,644
776	Globe Life, Inc.	81,674
2,031	Great-West Lifeco, Inc.	52,026
455	Hannover Rueck SE	87,962
2,646	Hartford Financial Services Group, Inc. (The)	160,797
826	IA Financial Corp., Inc.	45,378
17,468	Insurance Australia Group, Ltd.	94,087
1,062	Intact Financial Corp.	114,854
11,800	Japan Post Holdings Co., Ltd.	110,840
1,700	Japan Post Insurance Co., Ltd.	29,103
44,020	Legal & General Group plc	177,319
1,508	Lincoln National Corp.	88,987

See accompanying notes to the financial statements.

12

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Insurance, continued
2,069	Loews Corp.	$108,602
14,363	Manulife Financial Corp.	291,595
9,659	Mapfre SA	25,692
104	Markel Corp.*	118,890
3,731	Marsh & McLennan Cos., Inc.	415,671
21,022	Medibank Private, Ltd.	46,636
5,853	MetLife, Inc.	298,327
3,600	MS&AD Insurance Group Holdings, Inc.	118,551
1,063	Muenchener Rueckversicherungs-Gesellschaft AG	313,574
2,381	NN Group NV	90,530
4,357	Poste Italiane SpA	49,446
2,174	Power Corp. of Canada	56,008
1,950	Power Financial Corp.	52,475
2,068	Principal Financial Group, Inc.	113,740
4,328	Progressive Corp. (The)	313,304
2,980	Prudential Financial, Inc.	279,345
19,243	Prudential plc	370,207
10,015	QBE Insurance Group, Ltd.	90,749
473	Reinsurance Group of America, Inc.	77,127
329	RenaissanceRe Holdings, Ltd.	64,491
7,571	RSA Insurance Group plc	57,141
3,307	Sampo Oyj, Class A	144,274
1,146	SCOR SA	48,142
2,500	Sompo Holdings, Inc.	97,974
1,200	Sony Financial Holdings, Inc.	28,728
4,445	Sun Life Financial, Inc.	202,702
9,576	Suncorp Group, Ltd.	87,231
254	Swiss Life Holding AG, Registered Shares	127,458
2,179	Swiss Re AG	244,957
4,200	T&D Holdings, Inc.	53,018
4,800	Tokio Marine Holdings, Inc.	268,049
1,926	Travelers Cos., Inc. (The)	263,766
983	Tryg A/S	29,144
1,543	Unum Group	44,994
954	Willis Towers Watson plc	192,651
1,116	WR Berkley Corp.	77,116
1,100	Zurich Insurance Group AG	451,247

		12,439,311

Interactive Media & Services (3.2%):
2,221	Alphabet, Inc., Class A*	2,974,785
2,304	Alphabet, Inc., Class C*	3,080,494
6,934	Auto Trader Group plc	54,791
17,786	Facebook, Inc., Class A*	3,650,576
587	IAC/InterActiveCorp.*	146,228
1,100	Kakaku.com, Inc.	28,282
500	Line Corp.*	24,596
411	REA Group, Ltd.	29,958
5,334	Snap, Inc., Class A*	87,104
892	TripAdvisor, Inc.	27,099
5,443	Twitter, Inc.*	174,448
19,900	Z Holdings Corp.	83,386
950	Zillow Group, Inc., Class C*^	43,643

		10,405,390

Internet & Direct Marketing Retail (2.3%):
3,109	Amazon.com, Inc.*	5,744,935
315	Booking Holdings, Inc.*	646,925
857	Delivery Hero AG*	67,824

Shares		Fair Value
Common Stocks, continued
Internet & Direct Marketing Retail, continued
5,906	eBay, Inc.	$213,266
1,044	Expedia Group, Inc.	112,898
721	Grubhub, Inc.*^	35,069
331	MercadoLibre, Inc.*	189,312
3,446	Ocado Group plc*	58,501
3,641	Prosus NV*	272,423
6,500	Rakuten, Inc.	55,758
465	Wayfair, Inc., Class A*^	42,022
1,045	Zalando SE*	52,946
400	ZOZO, Inc.	7,654

		7,499,533

IT Services (4.0%):
4,705	Accenture plc, Class C	990,731
78	Adyen NV*	64,177
1,247	Akamai Technologies, Inc.*	107,716
338	Alliance Data Systems Corp.	37,924
3,235	Amadeus IT Group SA	265,043
735	Atos SE	61,449
3,222	Automatic Data Processing, Inc.	549,351
1,131	Black Knight, Inc.*	72,927
1,083	Booz Allen Hamilton Holding Corp.	77,034
854	Broadridge Financial Solutions, Inc.	105,503
1,180	Capgemini SA	144,535
1,910	CGI, Inc.*	159,858
4,105	Cognizant Technology Solutions Corp., Class A	254,592
3,761	Computershare, Ltd.	44,323
1,950	DXC Technology Co.	73,301
412	Epam Systems, Inc.*	87,410
4,540	Fidelity National Information Services, Inc.	631,469
4,269	Fiserv, Inc.*	493,624
645	FleetCor Technologies, Inc.*	185,579
1,500	Fujitsu, Ltd.	141,563
676	Gartner, Inc.*	104,172
2,231	Global Payments, Inc.	407,291
300	GMO Payment Gateway, Inc.	20,642
1,342	GoDaddy, Inc., Class A*	91,149
6,556	International Business Machines Corp.	878,766
582	Jack Henry & Associates, Inc.	84,780
1,034	Leidos Holdings, Inc.	101,218
6,661	MasterCard, Inc., Class A	1,988,907
317	MongoDB, Inc.*^	41,720
2,620	Nomura Research Institute, Ltd.	56,379
4,700	NTT Data Corp.	62,839
500	OBIC Co., Ltd.	67,551
800	Okta, Inc.*	92,296
800	Otsuka Corp.	31,956
2,419	Paychex, Inc.	205,760
8,275	PayPal Holdings, Inc.*	895,107
2,054	Sabre Corp.	46,092
748	Shopify, Inc., Class A*	297,437
2,552	Square, Inc., Class A*	159,653
869	Twilio, Inc., Series A*	85,405
819	VeriSign, Inc.*	157,805
12,732	Visa, Inc., Class A	2,392,342
3,142	Western Union Co.	84,143
874	Wirecard AG^	105,591
365	Wix.com, Ltd.*	44,669

See accompanying notes to the financial statements.

13

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
IT Services, continued
800	Worldline SA*	$56,773

		13,108,552

Leisure Products (0.1%):
1,500	Bandai Namco Holdings, Inc.	91,033
962	Hasbro, Inc.	101,597
453	Polaris, Inc.	46,070
200	Sankyo Co., Ltd.	6,630
800	Sega Sammy Holdings, Inc.	11,654
600	Shimano, Inc.	97,429
1,100	Yamaha Corp.	60,645

		415,058

Life Sciences Tools & Services (0.7%):
2,286	Agilent Technologies, Inc.	195,019
170	Bio-Rad Laboratories, Inc., Class A*	62,905
89	Eurofins Scientific SE^	49,421
1,088	Illumina, Inc.*	360,933
1,240	IQVIA Holdings, Inc.*	191,592
553	Lonza Group AG, Registered Shares	201,729
183	Mettler-Toledo International, Inc.*	145,170
829	PerkinElmer, Inc.	80,496
1,680	Qiagen NV*	57,427
198	Sartorius Stedim Biotech	32,827
2,954	Thermo Fisher Scientific, Inc.	959,667
496	Waters Corp.*	115,890

		2,453,076

Machinery (1.9%):
2,355	Alfa Laval AB	59,348
1,388	Alstom SA	65,748
2,700	Amada Holdings Co., Ltd.	30,668
291	Andritz AG	12,527
2,661	Atlas Copco AB	92,353
5,162	Atlas Copco AB, Class A	205,836
4,164	Caterpillar, Inc.	614,940
7,639	CNH Industrial NV	83,849
1,116	Cummins, Inc.	199,719
800	Daifuku Co., Ltd.	48,383
2,212	Deere & Co.	383,251
1,082	Dover Corp.	124,711
2,845	Epiroc AB	33,778
4,832	Epiroc AB, Class A	59,071
1,400	FANUC Corp.	258,600
991	Flowserve Corp.	49,322
2,242	Fortive Corp.	171,266
1,149	GEA Group AG	37,987
1,200	Hino Motors, Ltd.	12,681
800	Hitachi Construction Machinery Co., Ltd.	23,805
400	Hoshizaki Corp.	35,621
567	IDEX Corp.	97,524
1,300	IHI Corp.	30,472
2,389	Illinois Tool Works, Inc.	429,136
1,787	Ingersoll-Rand plc	237,528
800	JTEKT Corp.	9,437
1,200	Kawasaki Heavy Industries, Ltd.	26,239
523	Kion Group AG	36,109
373	Knorr-Bremse AG	37,963
6,900	Komatsu, Ltd.	165,453
2,507	Kone OYJ, Class B	163,884

Shares		Fair Value
Common Stocks, continued
Machinery, continued
7,800	Kubota Corp.	$122,210
800	Kurita Water Industries, Ltd.	23,705
1,700	Makita Corp.	58,861
811	Metso Oyj	32,015
424	Middleby Corp. (The)*	46,436
2,700	MINEBEA MITSUMI, Inc.	55,726
2,100	Misumi Group, Inc.	51,937
2,400	Mitsubishi Heavy Industries, Ltd.	92,833
900	Nabtesco Corp.	26,561
2,000	NGK Insulators, Ltd.	34,699
2,800	NSK, Ltd.	26,411
2,556	PACCAR, Inc.	202,180
955	Parker Hannifin Corp.	196,558
1,179	Pentair plc	54,081
8,359	Sandvik AB	163,425
309	Schindler Holding AG	78,636
153	Schindler Holding AG, Registered Shares	37,493
2,827	SKF AB, Class B	57,293
400	SMC Corp.	182,869
417	Snap-On, Inc.	70,640
541	Spirax-Sarco Engineering plc	64,053
1,132	Stanley Black & Decker, Inc.	187,618
1,000	Sumitomo Heavy Industries, Ltd.	28,351
1,000	THK Co., Ltd.	26,844
11,075	Volvo AB, Class B	185,915
383	WABCO Holdings, Inc.*	51,897
1,362	Wabtec Corp.	105,964
3,440	Wartsila OYJ Abp, Class B	37,983
2,017	Weir Group plc (The)	40,354
1,346	Xylem, Inc.	106,051
8,500	Yangzijiang Shipbuilding Holdings, Ltd.	7,104

		6,293,912

Marine (0.1%):
23	A.P. Moeller — Maersk A/S, Class A	31,189
54	A.P. Moeller — Maersk A/S, Class B	77,930
412	Kuehne & Nagel International AG, Registered Shares	69,464
500	Mitsui O.S.K. Lines, Ltd.	13,732
600	Nippon Yusen KK	10,812

		203,127

Media (1.2%):
1,140	Altice USA, Inc., Class A*	31,168
1,148	Charter Communications, Inc., Class A*	556,871
33,481	Comcast Corp., Class A	1,505,640
800	Cyberagent, Inc.	27,856
1,600	Dentsu Group, Inc.	55,101
2,675	Discovery Communications, Inc., Class C*	81,561
1,273	Discovery, Inc., Class A*^	41,678
1,860	DISH Network Corp., Class A*	65,974
678	Eutelsat Communications SA	11,027
2,737	Fox Corp., Class A	101,461
1,218	Fox Corp., Class B	44,335
1,700	Hakuhodo DY Holdings, Inc.	27,346
9,592	Informa plc	109,019
2,836	Interpublic Group of Cos., Inc. (The)	65,512
27,380	ITV plc	54,948
729	JCDecaux SA	22,496
825	Liberty Broadband Corp., Class C*	103,744

See accompanying notes to the financial statements.

14

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Media, continued
2,949	Liberty Global plc, Series C*	$64,273
1,690	Liberty Global plc, Class A*	38,431
654	Liberty SiriusXM Group, Class A*	31,614
1,220	Liberty SiriusXM Group, Class C*	58,731
2,841	News Corp., Class A	40,172
1,621	Omnicom Group, Inc.	131,333
5,988	Pearson plc	50,645
1,618	Publicis Groupe SA	73,255
1,296	Quebecor, Inc., Class B	33,079
351	Schibsted ASA, Class B	10,075
2,741	SES Global, Class A	38,536
3,498	Shaw Communications, Inc., Class B	70,989
1,500	Singapore Press Holdings, Ltd.	2,433
10,938	Sirius XM Holdings, Inc.^	78,207
452	Telenet Group Holding NV	20,358
4,209	ViacomCBS, Inc., B	176,652
9,366	WPP plc	131,792

		3,956,312

Metals & Mining (1.4%):
1,784	Agnico Eagle Mines, Ltd.	109,892
20,581	Alumina, Ltd.	33,233
7,663	Anglo American plc	221,135
2,725	Antofagasta plc	33,197
5,066	ArcelorMittal	89,480
13,114	Barrick Gold Corp.	243,614
15,459	BHP Group plc	365,084
21,914	BHP Group, Ltd.	600,106
3,893	BlueScope Steel, Ltd.	41,241
2,044	Boliden AB	54,385
5,056	First Quantum Minerals, Ltd.	51,284
10,418	Fortescue Metals Group, Ltd.	78,505
1,409	Franco-Nevada Corp.	145,512
10,638	Freeport-McMoRan, Inc.	139,571
80,599	Glencore plc	251,989
1,100	Hitachi Metals, Ltd.	16,163
3,900	JFE Holdings, Inc.	49,968
8,402	Kinross Gold Corp.*	39,862
1,502	Kirkland Lake Gold, Ltd.	66,216
4,863	Lundin Mining Corp.	29,064
100	Maruichi Steel Tube, Ltd.	2,805
400	Mitsubishi Materials Corp.	10,847
5,747	Newcrest Mining, Ltd.	121,630
6,048	Newmont Goldcorp Corp.	262,786
6,400	Nippon Steel Corp.	96,302
10,475	Norsk Hydro ASA	39,119
2,287	Nucor Corp.	128,712
7,842	Rio Tinto plc	465,877
3,100	Rio Tinto, Ltd.	219,192
37,662	South32, Ltd.	71,687
1,636	Steel Dynamics, Inc.	55,689
1,800	Sumitomo Metal & Mining Co., Ltd.	58,064
3,681	Teck Cominco, Ltd., Class B	63,845
3,097	ThyssenKrupp AG	41,815
1,012	Voestalpine AG	28,197
3,312	Wheaton Precious Metals Corp.	98,564

		4,424,632

Shares		Fair Value
Common Stocks, continued
Mortgage Real Estate Investment Trusts (0.1%):
3,904	AGNC Investment Corp.	$69,023
10,341	Annaly Capital Management, Inc.	97,412

		166,435

Multiline Retail (0.5%):
466	Canadian Tire Corp., Class A	50,157
1,907	Dollar General Corp.	297,454
1,756	Dollar Tree, Inc.*	165,152
2,254	Dollarama, Inc.	77,477
2,114	Harvey Norman Holdings, Ltd.	6,048
1,300	Isetan Mitsukoshi Holdings, Ltd.^	11,691
900	J. Front Retailing Co., Ltd.	12,555
1,220	Kohl’s Corp.	62,159
15,026	Marks & Spencer Group plc	42,606
1,500	Marui Group Co., Ltd.	36,518
996	Next plc	92,724
828	Nordstrom, Inc.^	33,890
3,400	Pan Pacific International Holdings Corp.	56,441
1,800	Ryohin Keikaku Co., Ltd.	41,989
3,779	Target Corp.	484,505

		1,471,366

Multi-Utilities (1.0%):
4,906	AGL Energy, Ltd.	70,801
3,383	Algonquin Power & Utilities Corp.^	47,863
1,844	Ameren Corp.	141,619
348	Atco, Ltd.	13,339
993	Canadian Utilities, Ltd., Class A	29,957
3,724	CenterPoint Energy, Inc.	101,553
43,930	Centrica plc	52,349
2,091	CMS Energy Corp.	131,398
2,457	Consolidated Edison, Inc.	222,285
6,070	Dominion Energy, Inc.	502,718
1,360	DTE Energy Co.	176,623
16,783	E.ON SE	179,477
13,429	Engie Group	216,993
25,641	National Grid plc	322,179
2,700	NiSource, Inc.	75,168
3,729	Public Service Enterprise Group, Inc.	220,197
4,385	RWE AG	134,714
2,029	Sempra Energy	307,354
2,567	Suez	38,847
3,963	Veolia Environnement SA	105,554
2,330	WEC Energy Group, Inc.	214,896

		3,305,884

Oil, Gas & Consumable Fuels (4.5%):
972	Aker BP ASA	31,900
2,820	Apache Corp.	72,164
150,184	BP plc	942,614
3,109	Cabot Oil & Gas Corp.	54,128
1,849	Caltex Australia, Ltd.	44,158
3,160	Cameco Corp.	28,086
8,787	Canadian Natural Resources, Ltd.	284,238
7,554	Cenovus Energy, Inc.	76,797
1,732	Cheniere Energy, Inc.*	105,773
14,010	Chevron Corp.	1,688,345
1,504	Concho Resources, Inc.	131,705
8,189	ConocoPhillips Co.	532,531

See accompanying notes to the financial statements.

15

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
370	Continental Resources, Inc.	$12,691
3,010	Devon Energy Corp.	78,170
1,162	Diamondback Energy, Inc.	107,903
595	Enagas SA	15,199
14,989	Enbridge, Inc.	596,026
8,986	EnCana Corp.	42,079
18,797	ENI SpA	292,059
4,311	EOG Resources, Inc.	361,089
7,537	Equinor ASA	150,781
31,230	Exxon Mobil Corp.	2,179,228
3,919	Galp Energia SGPS SA	65,541
2,044	Hess Corp.	136,560
1,179	HollyFrontier Corp.	59,787
1,272	Husky Energy, Inc.	10,208
1,482	Idemitsu Kosan Co., Ltd.	41,236
2,002	Imperial Oil, Ltd.	52,964
7,700	INPEX Corp.	80,333
3,047	Inter Pipeline, Ltd.^	52,895
23,950	JXTG Holdings, Inc.	109,529
1,625	Keyera Corp.^	42,577
14,919	Kinder Morgan, Inc.	315,835
589	Koninklijke Vopak NV	31,974
1,394	Lundin Petroleum AB	47,390
5,873	Marathon Oil Corp.	79,755
4,878	Marathon Petroleum Corp.	293,900
3,141	Neste Oyj	109,285
3,559	Noble Energy, Inc.	88,406
6,660	Occidental Petroleum Corp.	274,459
10,558	Oil Search, Ltd.	53,849
1,126	OMV AG	63,250
3,059	ONEOK, Inc.	231,475
13,304	Origin Energy, Ltd.	79,065
1,132	Parkland Fuel Corp.	41,596
4,009	Pembina Pipeline Corp.	148,608
3,317	Phillips 66	369,547
1,244	Pioneer Natural Resources Co.	188,304
775	Prairiesky Royalty, Ltd.	9,091
11,057	Repsol SA	173,440
32,063	Royal Dutch Shell plc, Class A	952,910
27,131	Royal Dutch Shell plc, Class B	808,315
13,592	Santos, Ltd.	78,212
15,864	Snam SpA	83,581
11,551	Suncor Energy, Inc.	378,628
1,783	Targa Resources Corp.	72,800
6,941	TC Energy Corp.	369,716
17,495	Total SA	966,731
3,069	Valero Energy Corp.	287,412
386	Washington H. Soul Pattinson & Co., Ltd.	5,839
9,014	Williams Cos., Inc.	213,812
6,998	Woodside Petroleum, Ltd.	169,199

		15,465,678

Paper & Forest Products (0.1%):
3,676	Mondi plc	86,765
6,500	Oji Holdings Corp.	35,086
4,496	Stora Enso OYJ, Registered Shares, Class R	65,330
4,009	UPM-Kymmene OYJ	138,930

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products, continued
230	West Fraser Timber Co., Ltd.^	$10,147

		336,258

Personal Products (0.8%):
766	Beiersdorf AG	91,650
2,226	Coty, Inc., Class A	25,043
1,639	Estee Lauder Co., Inc. (The), Class A	338,519
3,600	Kao Corp.	296,961
400	Kobayashi Pharmaceutical Co., Ltd.	33,877
300	Kose Corp.	43,853
1,861	L’Oreal SA	552,621
400	Pola Orbis Holdings, Inc.	9,557
3,000	Shiseido Co., Ltd.	214,543
11,091	Unilever NV	638,078
7,993	Unilever plc	457,524

		2,702,226

Pharmaceuticals (5.5%):
2,427	Allergan plc	463,970
14,000	Astellas Pharma, Inc.	239,180
9,694	AstraZeneca plc	969,724
2,375	Aurora Cannabis, Inc.*^	5,103
2,374	Bausch Health Cos., Inc.*	71,070
6,907	Bayer AG, Registered Shares	564,530
17,346	Bristol-Myers Squibb Co.	1,113,440
1,580	Canopy Growth Corp.*^	33,234
1,700	Chugai Pharmaceutical Co., Ltd.	156,599
647	Cronos Group, Inc.*	4,968
4,200	Daiichi Sankyo Co., Ltd.	277,375
1,900	Eisai Co., Ltd.	141,535
2,648	Elanco Animal Health, Inc.*	77,984
6,417	Eli Lilly & Co.	843,386
36,786	GlaxoSmithKline plc	865,288
268	H. Lundbeck A/S	10,275
200	Hisamitsu Pharmaceutical Co., Inc.	9,731
283	Ipsen SA	25,073
421	Jazz Pharmaceuticals plc*	62,847
19,494	Johnson & Johnson Co.	2,843,589
1,800	Kyowa Kirin Co., Ltd.	42,299
18,911	Merck & Co., Inc.	1,719,954
969	Merck KGaA	114,658
1,800	Mitsubishi Tanabe Pharma Corp.	33,201
3,851	Mylan NV*	77,405
400	Nippon Shinyaku Co., Ltd.	34,789
15,866	Novartis AG, Registered Shares	1,503,493
13,108	Novo Nordisk A/S, Class B	760,368
2,900	Ono Pharmaceutical Co., Ltd.	66,234
791	Orion OYJ, Class B	36,607
2,900	Otsuka Holdings Co., Ltd.	128,987
974	Perrigo Co. plc	50,317
40,881	Pfizer, Inc.	1,601,718
820	Recordati SpA	34,571
5,185	Roche Holding AG	1,681,626
8,294	Sanofi	832,955
2,700	Santen Pharmaceutical Co., Ltd.	51,488
2,100	Shionogi & Co., Ltd.	129,763
1,300	Sumitomo Dainippon Pharma Co., Ltd.	25,366
300	Taisho Pharmaceutical Holdings Co., Ltd.	22,170

See accompanying notes to the financial statements.

16

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
11,050	Takeda Pharmacuetical Co., Ltd.	$437,837
8,108	Teva Pharmaceutical Industries, Ltd., ADR*	79,458
960	UCB SA	76,382
343	Vifor Pharma AG	62,669
3,540	Zoetis, Inc.	468,519

		18,851,735

Professional Services (0.8%):
1,182	Adecco SA, Registered Shares	74,742
2,096	Bureau Veritas SA	54,766
274	CoStar Group, Inc.*	163,934
901	Equifax, Inc.	126,248
6,680	Experian plc	225,901
2,780	IHS Markit, Ltd.*	209,473
1,187	Intertek Group plc	92,112
453	ManpowerGroup, Inc.	43,986
2,656	Nielsen Holdings plc	53,917
1,300	Persol Holdings Co., Ltd.	24,438
912	Randstad NV	55,844
10,000	Recruit Holdings Co., Ltd.	376,356
14,283	RELX plc	360,265
889	Robert Half International, Inc.	56,140
2,550	Seek, Ltd.	40,454
39	SGS SA, Registered Shares	106,782
423	Teleperformance	103,344
1,476	Thomson Reuters Corp.	105,596
1,393	TransUnion	119,255
1,149	Verisk Analytics, Inc.	171,592
2,100	Wolters Kluwer NV	153,483

		2,718,628

Real Estate Management & Development (0.7%):
400	AEON Mall Co., Ltd.	7,092
7,695	Aroundtown SA	68,904
372	Azrieli Group	27,223
21,800	CapitaLand, Ltd.	60,819
2,368	CBRE Group, Inc., Class A*	145,134
3,700	City Developments, Ltd.	30,181
19,500	CK Asset Holdings, Ltd.	141,332
500	Daito Trust Construction Co., Ltd.	61,934
4,200	Daiwa House Industry Co., Ltd.	130,140
2,681	Deutsche Wohnen SE	109,554
338	First Capital Real Estate Investment Trust	5,381
16,000	Hang Lung Properties, Ltd.	34,981
11,324	Henderson Land Development Co., Ltd.	55,613
10,400	Hongkong Land Holdings, Ltd.	59,850
2,400	Hulic Co., Ltd.	28,893
384	Jones Lang LaSalle, Inc.	66,851
2,500	Kerry Properties, Ltd.	7,967
4,194	Lend Lease Group	51,895
8,800	Mitsubishi Estate Co., Ltd.	168,255
6,600	Mitsui Fudosan Co., Ltd.	161,220
47,308	New World Development Co., Ltd.	64,886
1,000	Nomura Real Estate Holdings, Inc.	24,068
24,117	Sino Land Co., Ltd.	35,141
2,500	Sumitomo Realty & Development Co., Ltd.	87,210
12,000	Sun Hung Kai Properties, Ltd.	184,082
4,000	Swire Pacific, Ltd., Class A	37,282

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
9,800	Swire Properties, Ltd.	$32,567
556	Swiss Prime Site AG	64,467
4,600	Tokyu Fudosan Holdings Corp.	31,766
4,569	UOL Group, Ltd.	28,305
3,833	Vonovia SE	206,336
10,000	Wharf Real Estate Investment Co., Ltd.	61,323
6,000	Wheelock & Co., Ltd.	40,014

		2,320,666

Road & Rail (1.3%):
68	AMERCO, Inc.	25,556
15,355	Aurizon Holdings, Ltd.	56,476
5,350	Canadian National Railway Co.	484,030
1,037	Canadian Pacific Railway, Ltd., Class 1	264,385
1,100	Central Japan Railway Co.	221,079
17,900	ComfortDelGro Corp., Ltd.	31,713
5,611	CSX Corp.	406,012
1,625	DSV PANALPINA A/S	188,134
2,200	East Japan Railway Co.	198,608
1,700	Hankyu Hanshin Holdings, Inc.	72,707
643	J.B. Hunt Transport Services, Inc.	75,090
746	Kansas City Southern	114,257
1,700	Keikyu Corp.	32,770
800	Keio Corp.	48,341
1,000	Keisei Electric Railway Co., Ltd.	38,786
1,300	Kintetsu Group Holdings Co., Ltd.	70,460
980	Knight-Swift Transportation Holdings, Inc.	35,123
1,200	Kyushu Railway Co.	40,237
11,500	MTR Corp., Ltd.	68,173
1,400	Nagoya Railroad Co., Ltd.	43,456
600	Nippon Express Co., Ltd.	35,111
1,952	Norfolk Southern Corp.	378,942
2,200	Odakyu Electric Railway Co., Ltd.	51,318
482	Old Dominion Freight Line, Inc.	91,474
1,500	Tobu Railway Co., Ltd.	54,520
3,800	Tokyu Corp.	70,222
1,409	Uber Technologies, Inc.*	41,904
5,205	Union Pacific Corp.	941,011
1,200	West Japan Railway Co.	103,635

		4,283,530

Semiconductors & Semiconductor Equipment (3.1%):
7,626	Advanced Micro Devices, Inc.*	349,728
1,500	Advantest Corp.	84,879
2,711	Analog Devices, Inc.	322,175
6,811	Applied Materials, Inc.	415,743
2,200	ASM Pacific Technology, Ltd.	30,587
3,140	ASML Holding NV	935,044
2,937	Broadcom, Inc.	928,151
200	Disco Corp.	47,613
9,247	Infineon Technologies AG	212,033
32,699	Intel Corp.	1,957,036
1,180	KLA Corp.	210,241
1,069	Lam Research Corp.	312,576
4,625	Marvell Technology Group, Ltd.	122,840
1,997	Maxim Integrated Products, Inc.	122,835
1,758	Microchip Technology, Inc.^	184,098
8,158	Micron Technology, Inc.*	438,737

See accompanying notes to the financial statements.

17

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
4,277	NVIDIA Corp.	$1,006,378
2,071	NXP Semiconductors NV	263,555
2,979	ON Semiconductor Corp.*	72,628
871	Qorvo, Inc.*	101,236
8,985	Qualcomm, Inc.	792,747
5,800	Renesas Electronics Corp.*	39,944
700	ROHM Co., Ltd.	56,429
1,267	Skyworks Solutions, Inc.	153,155
5,222	STMicroelectronics NV	140,926
1,900	SUMCO Corp.	31,828
1,262	Teradyne, Inc.	86,056
6,884	Texas Instruments, Inc.	883,148
1,200	Tokyo Electron, Ltd.	263,740
1,869	Xilinx, Inc.	182,732

		10,748,818

Software (4.9%):
3,595	Adobe, Inc.*	1,185,666
633	ANSYS, Inc.*	162,941
1,630	Autodesk, Inc.*	299,040
1,801	BlackBerry, Ltd.*	11,582
2,101	Cadence Design Systems, Inc.*	145,725
922	CDK Global, Inc.	50,415
920	Check Point Software Technologies, Ltd.*	102,082
988	Citrix Systems, Inc.	109,569
154	Constellation Software, Inc.	149,584
289	CyberArk Software, Ltd.*	33,692
975	Dassault Systemes SA	160,808
782	DocuSign, Inc.*	57,954
1,830	Dropbox, Inc., Class A*	32,775
1,081	Fortinet, Inc.*	115,408
626	Guidewire Software, Inc.*	68,716
1,931	Intuit, Inc.	505,787
2,560	Micro Focus International plc	36,140
53,589	Microsoft Corp.	8,450,984
456	NICE Systems, Ltd.*	70,717
4,582	NortonLifeLock, Inc.	116,933
2,075	Open Text Corp.	91,444
17,251	Oracle Corp.	913,958
300	Oracle Corp.	27,278
371	Paycom Software, Inc.*	98,226
824	PTC, Inc.*	61,709
536	RingCentral, Inc., Class A*	90,407
8,232	Sage Group plc	81,784
6,169	Salesforce.com, Inc.*	1,003,326
7,274	SAP SE	980,233
1,393	ServiceNow, Inc.*	393,272
1,115	Splunk, Inc.*	166,994
1,704	SS&C Technologies Holdings, Inc.	104,626
1,137	Synopsys, Inc.*	158,270
496	Temenos AG	78,435
1,000	Trend Micro, Inc.	51,180
292	Tyler Technologies, Inc.*	87,606
611	VMware, Inc., Class A*	92,744
1,224	Workday, Inc., Class A*	201,287

		16,549,297

Shares		Fair Value
Common Stocks, continued
Specialty Retail (1.7%):
100	ABC-Mart, Inc.	$6,818
538	Advance Auto Parts, Inc.	86,166
182	AutoZone, Inc.*	216,818
1,789	Best Buy Co, Inc.	157,074
494	Burlington Stores, Inc.*	112,647
1,237	CarMax, Inc.*	108,448
322	Dufry AG, Registered Shares	31,927
400	Fast Retailing Co., Ltd.^	237,128
1,914	Gap, Inc. (The)	33,840
5,968	Hennes & Mauritz AB, Class B	121,354
200	Hikari Tsushin, Inc.	50,213
8,098	Home Depot, Inc. (The)	1,768,441
8,211	Industria de Diseno Textil SA	290,833
3,319	JD Sports Fashion plc	37,065
16,302	Kingfisher plc	47,270
5,738	Lowe’s Cos., Inc.	687,183
600	Nitori Co., Ltd.	94,820
568	O’Reilly Automotive, Inc.*	248,932
2,701	Ross Stores, Inc.	314,450
100	Shimamura Co., Ltd.	7,632
809	Tiffany & Co.	108,123
8,929	TJX Cos., Inc. (The)	545,205
902	Tractor Supply Co.	84,283
416	Ulta Beauty, Inc.*	105,306
1,700	USS Co., Ltd.	32,107
5,400	Yamada Denki Co., Ltd.	28,586

		5,562,669

Technology Hardware, Storage & Peripherals (3.2%):
33,402	Apple, Inc.	9,808,496
1,800	Brother Industries, Ltd.	37,068
7,500	Canon, Inc.	204,560
1,173	Dell Technologies, Inc., Class C*	60,280
2,700	FUJIFILM Holdings Corp.	128,759
9,550	Hewlett Packard Enterprise Co.	151,463
10,922	HP, Inc.	224,447
1,800	Konica Minolta, Inc.	11,783
1,900	NEC Corp.	78,959
1,782	NetApp, Inc.	110,930
5,000	Ricoh Co., Ltd.	54,188
1,811	Seagate Technology plc	107,755
2,200	Seiko Epson Corp.	33,220
2,200	Western Digital Corp.	139,634
1,488	Xerox Holdings Corp.	54,863

		11,206,405

Textiles, Apparel & Luxury Goods (1.3%):
1,338	Adidas AG	434,822
3,081	Burberry Group plc	90,153
1,144	Capri Holdings, Ltd.*	43,644
3,899	Cie Financiere Richemont SA	306,124
1,539	Gildan Activewear, Inc.	45,504
2,704	Hanesbrands, Inc.	40,154
231	Hermes International SA	172,853
560	Kering	368,881
825	Lululemon Athletica, Inc.*	191,128
2,053	LVMH Moet Hennessy Louis Vuitton SA	956,064
1,454	Moncler SpA	65,393

See accompanying notes to the financial statements.

18

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
9,253	Nike, Inc., Class B	$937,422
779	Pandora A/S	33,891
629	Puma SE	48,224
567	PVH Corp.	59,620
400	Ralph Lauren Corp.	46,888
256	Swatch Group AG (The), Class B	71,374
210	Swatch Group AG (The), Registered Shares	11,091
2,162	Tapestry, Inc.	58,309
2,068	Under Armour, Inc., Class A*^	44,669
702	Under Armour, Inc., Class C*	13,464
2,516	VF Corp.	250,745
3,000	Yue Yuen Industrial Holdings, Ltd.	8,869

		4,299,286

Tobacco (0.9%):
13,801	Altria Group, Inc.	688,808
16,940	British American Tobacco plc	721,623
7,073	Imperial Brands plc, Class A	175,231
8,900	Japan Tobacco, Inc.	198,436
11,499	Philip Morris International, Inc.	978,450
1,251	Swedish Match AB, Class B	64,514

		2,827,062

Trading Companies & Distributors (0.6%):
941	AerCap Holdings NV*	57,843
3,435	Ashtead Group plc	109,905
1,146	Brenntag AG	62,307
2,478	Bunzl plc	67,789
4,254	Fastenal Co.	157,186
1,687	Ferguson plc	153,252
1,243	HD Supply Holdings, Inc.*	49,993
9,900	Itochu Corp.	229,300
11,800	Marubeni Corp.	87,207
10,000	Mitsubishi Corp.	265,335
12,200	Mitsui & Co., Ltd.	216,970
1,000	MonotaRo Co., Ltd.	26,809
8,900	Sumitomo Corp.	132,708
1,600	Toyota Tsushu Corp.	56,089
576	United Rentals, Inc.*	96,060
345	W.W. Grainger, Inc.	116,789

		1,885,542

Transportation Infrastructure (0.2%):
534	Aena SME SA	102,455
215	Aeroports de Paris	42,552
3,733	Atlantia SpA	87,073
7,444	Auckland International Airport, Ltd.	43,844
182	Fraport AG	15,468
3,224	Getlink SE	56,102
400	Japan Airport Terminal Co., Ltd.	22,140
500	Kamigumi Co., Ltd.	10,956
3,000	SATS, Ltd.	11,303
8,491	Sydney Airport	51,723
20,297	Transurban Group	212,778

		656,394

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Water Utilities (0.1%):
1,339	American Water Works Co., Inc.	$164,496
1,615	Aqua America, Inc.	75,808
1,771	Severn Trent plc	59,096
5,043	United Utilities Group plc	63,333

		362,733

Wireless Telecommunication Services (0.7%):
13,000	KDDI Corp.	386,801
769	Millicom International Cellular SA, SDR	36,869
9,800	NTT DoCoMo, Inc.	273,902
2,731	Rogers Communications, Inc.	135,625
12,400	Softbank Corp.	166,196
11,600	SoftBank Group Corp.	505,093
6,028	Sprint Corp.*	31,406
3,627	Tele2 AB	52,629
2,519	T-Mobile US, Inc.*	197,540
198,131	Vodafone Group plc	384,587

		2,170,648

Total Common Stocks (Cost $283,556,747)		329,606,031

Preferred Stocks (0.1%):
Automobiles (0.1%):
150	Bayerische Motoren Werke AG (BMW), 6.39%, 5/15/20	9,261
1,199	Porsche Automobil Holding SE, 3.31%, 5/20/20	89,684
1,392	Volkswagen AG, 2.76%, 5/8/20	275,150

		374,095

Household Products (0.0%†):
1,385	Henkel AG & Co. KGaA, 2.01%, 4/21/20	143,214

Total Preferred Stocks (Cost $484,209)		517,309

Rights (0.0%†):
Aerospace & Defense (0.0%†):
274,620	Rolls-Royce Holdings plc, Expires on 1/6/20*	364

Oil, Gas & Consumable Fuels (0.0%†):
11,057	Repsol SA, Expires on 1/8/20*	5,246

Total Rights (Cost $5,581)		5,610

Securities Held as Collateral for Securities on Loan (0.5%):
1,526,015	BlackRock Liquidity FedFund, Institutional Class, 2.00%(a)(b)	1,526,015

Total Securities Held as Collateral for Securities on Loan (Cost $1,526,015)		1,526,015

Total Investment Securities (Cost $285,572,552) — 100.2%(c)		331,654,965
Net other assets (liabilities) — (0.2)%		(516,916)

Net Assets — 100.0%		$331,138,049

See accompanying notes to the financial statements.

19

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2019

Percentages indicated are based on net assets as of December 31, 2019.

ADR—American Depository Receipt

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $1,470,533.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(b)	The rate represents the effective yield at December 31, 2019.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2019:

(Unaudited)

Country	Percentage

Argentina	0.1%
Australia	2.3%
Austria	0.1%
Belgium	0.3%
Bermuda	0.3%
Canada	3.4%
China	— %†
Denmark	0.6%
Finland	0.4%
France	3.5%
Germany	2.9%
Hong Kong	1.1%
Ireland	0.9%
Isle of Man	— %†
Israel	0.2%
Italy	0.7%

Country	Percentage
Japan	8.1%
Liberia	0.1%
Luxembourg	0.1%
Netherlands	1.6%
New Zealand	0.1%
Norway	0.2%
Panama	— %†
Portugal	0.1%
Singapore	0.4%
Spain	0.9%
Sweden	0.8%
Switzerland	3.4%
United Arab Emirates	— %†
United Kingdom	5.8%
United States	61.6%

100.0%

†	Represents less than 0.05%.

Futures Contracts

Cash of $53,846 has been segregated to cover margin requirements for the following open contracts as of December 31, 2019:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

DJ EURO STOXX 50 March Futures (Euro)	3/20/20	6	$250,948	$(1,096)
FTSE 100 Index March Futures (British Pounds)	3/20/20	1	99,316	642
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/20/20	4	646,220	6,559
SGX Nikkei 225 Index March Futures (Japanese Yen)	3/12/20	1	107,580	(22)

				$6,083

See accompanying notes to the financial statements.

20

AZL MSCI Global Equity Index Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$284,579,472
Investments in affiliates, at cost	993,080

Investment securities, at value(a)	$330,456,461
Investments in affiliates, at value	1,198,504
Segregated cash for collateral for futures contracts	53,846
Interest and dividends receivable	316,177
Foreign currency, at value (cost $650,987)	661,641
Receivable for capital shares issued	31,232
Reclaims receivable	180,492
Prepaid expenses	240

Total Assets	332,898,593

Liabilities:
Cash overdraft	8,500
Payable for investments purchased	286
Payable for capital shares redeemed	19
Payable for collateral received on loaned securities	1,526,015
Payable for variation margin on futures contracts	1,063
Manager fees payable	74,300
Administration fees payable	6,797
Distribution fees payable	59,919
Custodian fees payable	4,102
Administrative and compliance services fees payable	1,165
Transfer agent fees payable	892
Trustee fees payable	286
Other accrued liabilities	77,200

Total Liabilities	1,760,544

Net Assets	$331,138,049

Net Assets Consist of:
Paid in capital	$291,091,752
Total distributable earnings	40,046,297

Net Assets	$331,138,049

Shares of beneficial interest (unlimited number of shares authorized, no par value)	26,394,509
Net Asset Value (offering and redemption price per share)	$12.55

(a)	Includes securities on loan of $1,470,533.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends from non-affiliates	$3,817,340
Dividends from affiliates	20,025
Income from securities lending	20,666
Foreign withholding tax	(194,502)

Total Investment Income	3,663,529

Expenses:
Manager fees	1,063,884
Administration fees	78,504
Distribution fees	379,958
Custodian fees	28,145
Administrative and compliance services fees	3,203
Transfer agent fees	5,439
Trustee fees	8,037
Professional fees	13,061
Licensing fees	100,781
Shareholder reports	3,592
Other expenses	24,162

Total expenses before reductions	1,708,766
Less expenses voluntarily waived/reimbursed by the Manager	(592,733)

Net expenses	1,116,033

Net Investment Income/(Loss)	2,547,496

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	1,956,095
Net realized gains/(losses) on affiliated transactions	7,246
Net realized gains/(losses) on futures contracts	285,295
Change in net unrealized appreciation/depreciation on securities and foreign currencies	33,298,476
Change in net unrealized appreciation/depreciation on affiliated transactions	117,990
Change in net unrealized appreciation/depreciation on futures contracts	53,431

Net realized and Change in net unrealized gains/losses on investments	35,718,533

Change in Net Assets Resulting From Operations	$38,266,029

See accompanying notes to the financial statements.

21

AZL MSCI Global Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,547,496	$2,474,901
Net realized gains/(losses) on investments	2,248,636	3,468,483
Change in unrealized appreciation/depreciation on investments	33,469,897	(18,181,855)

Change in net assets resulting from operations	38,266,029	(12,238,471)

Distributions to Shareholders:
Distributions	(2,286,543)	(2,612,915)

Change in net assets resulting from distributions to shareholders	(2,286,543)	(2,612,915)

Capital Transactions:
Proceeds from shares issued	183,461,714	4,803,640
Proceeds from dividends reinvested	2,286,544	2,612,915
Value of shares redeemed	(18,449,808)	(18,562,321)

Change in net assets resulting from capital transactions	167,298,450	(11,145,766)

Change in net assets	203,277,936	(25,997,152)
Net Assets:
Beginning of period	127,860,113	153,857,265

End of period	$331,138,049	$127,860,113

Share Transactions:
Shares issued	15,006,552	427,508
Dividends reinvested	200,048	236,677
Shares redeemed	(1,563,140)	(1,626,064)

Change in shares	13,643,460	(961,879)

See accompanying notes to the financial statements.

22

AZL MSCI Global Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net Asset Value, Beginning of Period	$10.03	$11.22	$9.36	$9.71		$11.51

Investment Activities:
Net Investment Income/(Loss)	0.19 (a)	0.21	0.20	0.20		0.23
Net Realized and Unrealized Gains/(Losses) on Investments	2.52	(1.19)	1.86	(0.30)		(1.66)

Total from Investment Activities	2.71	(0.98)	2.06	(0.10)		(1.43)

Distributions to Shareholders From:
Net Investment Income	(0.19)	(0.21)	(0.20)	(0.25)		(0.31)
Net Realized Gains	—	—	—	—		(0.06)

Total Dividends	(0.19)	(0.21)	(0.20)	(0.25)		(0.37)

Net Asset Value, End of Period	$12.55	$10.03	$11.22	$9.36		$9.71

Total Return(b)	27.25%	(8.94)%	22.18%	(0.93)%		(12.57)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$331,138	$127,860	$153,857	$147,265		$117,211
Net Investment Income/(Loss)	1.68%	1.67%	1.62%	2.75%		1.80%
Expenses Before Reductions(c)	1.12%	1.14%	1.16%	1.20%		1.24%
Expenses Net of Reductions	0.73%	0.75%	0.77%	1.10%		1.24%
Portfolio Turnover Rate	9%	4%	4%	135	%(d)	50%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)

Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

See accompanying notes to the financial statements.

23

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MSCI Global Equity Index Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

24

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2019

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,025 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,526,015 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2019, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for long contracts was $1.2 million for the year ended December 31, 2019. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts*	$7,201	Payable for variation margin on futures contracts*	$1,118

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

25

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2019

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$285,295	$53,431

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MSCI Global Equity Index Fund	0.70%	0.80%

*	The Manager voluntarily reduced the management fee to 0.31% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

At December 31, 2019, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Change in Net Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Shares as of 12/31/2019	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

Allianz SE, Registered Shares	$309,184	$413,549	$(31,371)	$5,779	$70,549	$767,690	3,131	$14,689	$—
BlackRock Inc., Class A	167,734	231,116	(16,944)	1,467	47,441	430,814	857	5,336	—

	$476,918	$644,665	$(48,315)	$7,246	$117,990	$1,198,504	3,988	$20,025	$—

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

26

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2019

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $1,047 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$221,057,181	$108,548,850	$—	$329,606,031
Preferred Stocks+	—	517,309	—	517,309
Rights+	—	5,610	—	5,610
Short-Term Securities Held as Collateral for Securities on Loan	1,526,015	—	—	1,526,015

Total Investment Securities	222,583,196	109,071,769	—	331,654,965

Other Financial Instruments:*
Futures Contracts	6,083	—	—	6,083

Total Investments	$222,589,279	$109,071,769	$—	$331,661,048

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MSCI Global Equity Index Fund	$182,094,370	$13,404,809

27

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2019

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $286,091,150. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$50,143,927
Unrealized (depreciation)	(4,580,112)

Net unrealized appreciation/(depreciation)	$45,563,815

As of the end of its tax year ended December 31, 2019, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

During the year ended December 31, 2019, the Fund utilized $2,293,539 in CLCFs to offset capital gains.

CLCF’s not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL MSCI Global Equity Index Fund	$8,203,889	$—	$8,203,889

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Global Equity Index Fund	$2,286,544	$—	$2,286,544

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Global Equity Index Fund	$2,612,915	$—	$2,612,915

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2019

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MSCI Global Equity Index Fund	$2,672,796	$—	$(8,203,889)	$45,577,390	$40,046,297

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies, mark-to-market of futures contracts and other miscellaneous differences.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 95% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL MSCI Global Equity Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MSCI Global Equity Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 68.78% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

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the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

36

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

37

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® Russell 1000 Growth Index Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® Russell 1000 Growth Index Fund (Class 2 Shares) (the “Fund”) returned 35.28%†. That compared to a 36.39% total return for its benchmark, the Russell 1000® Growth Index (“Index“)1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of growth stocks’ performance.*

Equities rebounded in the first quarter as U.S. trade negotiations with China and relatively strong corporate earnings growth helped investor sentiment recover from steep losses at the end of 2018. Stocks and bonds both received a boost from the Federal Reserve Board’s (the Fed) shift to a more dovish tone in January, as it announced it would refrain from interest rate hikes for the near future. Despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation, and slowing but stable economic growth.

In the second quarter, the prospect of lower interest rates generally provided a boost to equities. Renewed trade concerns contributed to volatility during the quarter, however, with the S&P 500 Index2 dropping -6.4% after President Trump threatened to increase tariffs against China and Mexico. The 10-year U.S. Treasury yield declined 50 basis points (0.50%) to 2%—the lowest level since 2016—and the resulting negative spread between three-month and 10-year yields added to uncertainty.

Trade tensions were a key focus for domestic and global investors in the third quarter. The Fed lowered interest rates again in July and September to offset that potential risk as well as weak global growth. U.S. manufacturing and consumer sectors showed signs of weakness. The closely monitored two-year, 10-year Treasury yield spread inverted for the first time since the global financial crisis, but ended the quarter in positive territory.

In the fourth quarter, expectations of a U.S.-China trade deal, strong economic growth and easy monetary policy boosted investors’ appetite for risk, although there were still signs of weakness, including in manufacturing. Despite the strength of the U.S. economy, the Fed cut federal fund rates by 25 basis points (0.25%) to 1.75%, marking the third rate cut of the year.

From a sector perspective, all sectors in the Index had positive returns. The largest positive returns came from the information technology, financials, and communications services sectors.

The Fund uses derivatives for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2019. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.*

Past performance does not guarantee future results.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Growth Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	Inception Date	1 Year		3 Year	5 Year	Since Inception
AZL® Russell 1000 Growth Index Fund (Class 1 Shares )	10/14/16	35.53	%†	19.78%	—	19.37%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	4/30/10	35.28	%†	19.49%	13.75%	14.20%
Russell 1000® Growth Index	4/30/10	36.39%		20.49%	14.63%	15.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Russell 1000 Growth Index Fund (Class 1 Shares)	0.50%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	0.75%

The above expense ratios are based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.36% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratios can be found in the Financial Highlights.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Growth Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$1,117.80	$2.24	0.42%

AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$1,116.70	$3.57	0.67%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$1,023.09	$2.14	0.42%

AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$1,021.83	$3.41	0.67%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	38.4%

Health Care	14.4

Consumer Discretionary	13.6

Communication Services	11.2

Industrials	9.1

Consumer Staples	4.6

Financials	3.1

Real Estate	2.3

Materials	1.3

Energy	0.3

Total Common Stocks and Preferred Stocks	98.3

Unaffiliated Investment Companies	1.6

Short-Term Securities Held as Collateral for Securities on Loan	0.4

Total Investment Securities	100.3

Net other assets (liabilities)	(0.3)

Net Assets	100.0%

3

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (97.8%):
Aerospace & Defense (2.8%):
31,458	Boeing Co. (The)	$10,247,758
4,284	BWX Technologies, Inc.	265,951
1,016	General Dynamics Corp.	179,172
2,244	HEICO Corp.	256,153
4,454	HEICO Corp., Class A	398,767
4,662	Hexcel Corp.	341,771
1,905	Huntington Ingalls Industries, Inc.	477,926
6,597	L3harris Technologies, Inc.	1,305,348
14,696	Lockheed Martin Corp.	5,722,328
9,404	Northrop Grumman Corp.	3,234,694
10,304	Raytheon Co.	2,264,201
5,439	Spirit AeroSystems Holdings, Inc., Class A	396,394
2,371	TransDigm Group, Inc.	1,327,760

		26,418,223

Air Freight & Logistics (0.7%):
6,116	C.H. Robinson Worldwide, Inc.^	478,271
7,311	Expeditors International of Washington, Inc.	570,404
41,499	United Parcel Service, Inc., Class B	4,857,873
3,188	XPO Logistics, Inc.*	254,084

		6,160,632

Airlines (0.2%):
3,260	Alaska Air Group, Inc.	220,865
2,565	American Airlines Group, Inc.^	73,564
6,830	Delta Air Lines, Inc.	399,418
1,683	JetBlue Airways Corp.*	31,506
16,607	Southwest Airlines Co.	896,446
2,977	United Airlines Holdings, Inc.*	262,244

		1,884,043

Auto Components (0.0%†):
1,117	Aptiv plc	106,081

Automobiles (0.4%):
8,448	Tesla, Inc.*	3,534,052

Banks (0.1%):
502	CIT Group, Inc.	22,906
561	Comerica, Inc.	40,252
1,762	First Republic Bank	206,947
364	Prosperity Bancshares, Inc.	26,168
1,549	Signature Bank	211,609
249	SVB Financial Group*	62,509
730	Synovus Financial Corp.	28,616
663	Western Alliance Bancorp	37,791

		636,798

Beverages (2.2%):
2,609	Brown-Forman Corp., Class A	163,767
9,649	Brown-Forman Corp., Class B	652,272
155,391	Coca-Cola Co. (The)	8,600,892
22,690	Monster Beverage Corp.*	1,441,950
69,932	PepsiCo, Inc.	9,557,606

		20,416,487

Biotechnology (3.1%):
87,890	AbbVie, Inc.	7,781,782
480	Agios Pharmaceuticals, Inc.*	22,920

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
9,571	Alexion Pharmaceuticals, Inc.*	$1,035,104
5,326	Alnylam Pharmaceuticals, Inc.*	613,395
32,785	Amgen, Inc.	7,903,481
3,668	Biogen, Inc.*	1,088,406
10,697	BioMarin Pharmaceutical, Inc.*	904,431
8,290	Exact Sciences Corp.*	766,659
6,921	Exelixis, Inc.*	121,948
10,947	Gilead Sciences, Inc.	711,336
10,464	Incyte Corp.*	913,716
7,689	Ionis Pharmaceuticals, Inc.*	464,492
11,407	Moderna, Inc.*^	223,121
5,361	Neurocrine Biosciences, Inc.*	576,254
980	Regeneron Pharmaceuticals, Inc.*	367,970
3,104	Sage Therapeutics, Inc.*^	224,078
4,130	Sarepta Therapeutics, Inc.*	532,935
6,817	Seattle Genetics, Inc.*	778,910
15,232	Vertex Pharmaceuticals, Inc.*	3,335,046

		28,365,984

Building Products (0.2%):
1,469	A.O. Smith Corp.	69,983
4,187	Allegion plc	521,449
2,834	Armstrong World Industries, Inc.	266,311
2,600	Fortune Brands Home & Security, Inc.	169,884
1,896	Lennox International, Inc.	462,567

		1,490,194

Capital Markets (1.6%):
1,074	Ameriprise Financial, Inc.	178,907
1,625	Cboe Global Markets, Inc.	195,000
40,890	Charles Schwab Corp. (The)	1,944,728
2,310	E*TRADE Financial Corp.	104,805
702	Evercore, Inc., Class A	52,482
2,224	FactSet Research Systems, Inc.	596,699
1,273	Interactive Brokers Group, Inc., Class A	59,347
12,989	Intercontinental Exchange, Inc.	1,202,132
2,117	Lazard, Ltd., Class A	84,595
4,851	LPL Financial Holdings, Inc.	447,505
2,185	MarketAxess Holdings, Inc.	828,355
9,759	Moody’s Corp.	2,316,884
1,220	Morningstar, Inc.	184,598
4,883	MSCI, Inc., Class A	1,260,693
1,697	Raymond James Financial, Inc.	151,814
14,616	S&P Global, Inc.	3,990,899
3,672	SEI Investments Co.	240,443
3,916	T. Rowe Price Group, Inc.	477,125
13,756	TD Ameritrade Holding Corp.	683,673
1,309	Virtu Financial, Inc., Class A	20,931

		15,021,615

Chemicals (0.8%):
1,839	Air Products & Chemicals, Inc.	432,147
3,509	Axalta Coating Systems, Ltd.*	106,674
1,392	CF Industries Holdings, Inc.	66,454
14,979	Ecolab, Inc.	2,890,797
5,597	Element Solutions, Inc.*	65,373

See accompanying notes to the financial statements.

4

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
366	NewMarket Corp.	$178,066
4,552	PPG Industries, Inc.	607,646
1,296	RPM International, Inc.	99,481
2,263	Scotts Miracle-Gro Co. (The)	240,285
4,925	Sherwin Williams Co.	2,873,935
3,228	W.R. Grace & Co.	225,476

		7,786,334

Commercial Services & Supplies (0.6%):
4,967	Cintas Corp.	1,336,520
11,930	Copart, Inc.*	1,084,914
7,362	IAA, Inc.*	346,456
6,707	KAR Auction Services, Inc.	146,146
871	Republic Services, Inc., Class A	78,068
8,643	Rollins, Inc.	286,602
19,736	Waste Management, Inc.	2,249,114

		5,527,820

Communications Equipment (1.7%):
3,519	Arista Networks, Inc.*	715,765
254,638	Cisco Systems, Inc.	12,212,439
3,276	F5 Networks, Inc.*	457,493
7,510	Motorola Solutions, Inc.	1,210,161
5,625	Palo Alto Networks, Inc.*	1,300,781
521	Ubiquiti, Inc.	98,459

		15,995,098

Construction & Engineering (0.0%†):
2,095	Quanta Services, Inc.	85,287

Construction Materials (0.2%):
2,141	Eagle Materials, Inc., Class A	194,103
1,107	Martin Marietta Materials, Inc.	309,561
7,142	Vulcan Materials Co.	1,028,377

		1,532,041

Consumer Finance (0.4%):
22,228	American Express Co.	2,767,164
561	Credit Acceptance Corp.*	248,147
6,599	Discover Financial Services	559,727
10,518	Synchrony Financial	378,753

		3,953,791

Containers & Packaging (0.3%):
1,455	AptarGroup, Inc.	168,227
4,604	Avery Dennison Corp.	602,295
19,165	Ball Corp.	1,239,401
2,893	Berry Global Group, Inc.*	137,389
4,565	Crown Holdings, Inc.*	331,145
734	Sealed Air Corp.	29,235

		2,507,692

Distributors (0.1%):
2,783	LKQ Corp.*	99,353
2,284	Pool Corp.	485,076

		584,429

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services (0.1%):
3,408	Bright Horizons Family Solutions, Inc.*	$512,188
285	Grand Canyon Education, Inc.*	27,300
1,799	H&R Block, Inc.	42,241
3,530	Service Corp. International	162,486
1,393	ServiceMaster Global Holdings, Inc.*	53,853

		798,068

Diversified Financial Services (0.0%†):
672	Voya Financial, Inc.	40,979

Diversified Telecommunication Services (0.0%†):
13,228	Zayo Group Holdings, Inc.*	458,350

Electrical Equipment (0.3%):
665	Acuity Brands, Inc.	91,770
10,712	AMETEK, Inc.	1,068,415
3,072	Emerson Electric Co.	234,271
1,799	Hubbell, Inc.	265,928
6,831	Rockwell Automation, Inc.	1,384,439
3,800	Sensata Technologies Holding plc*	204,706

		3,249,529

Electronic Equipment, Instruments & Components (0.7%):
17,311	Amphenol Corp., Class A	1,873,569
8,459	CDW Corp.	1,208,283
9,795	Cognex Corp.	548,912
14,198	Corning, Inc.	413,304
532	Dolby Laboratories, Inc., Class A	36,602
652	FLIR Systems, Inc.	33,950
163	IPG Photonics Corp.*	23,622
2,038	Jabil, Inc.	84,231
11,130	Keysight Technologies, Inc.*	1,142,272
463	National Instruments Corp.	19,603
2,738	Trimble, Inc.*	114,147
3,172	Zebra Technologies Corp., Class A*	810,256

		6,308,751

Entertainment (1.3%):
2,345	Activision Blizzard, Inc.	139,340
15,560	Electronic Arts, Inc.*	1,672,856
7,670	Live Nation Entertainment, Inc.*	548,175
109	Madison Square Garden Co. (The), Class A*	32,067
25,033	Netflix, Inc.*	8,099,928
7,003	Spotify Technology SA*	1,047,299
3,061	Take-Two Interactive Software, Inc.*	374,758
2,489	World Wrestling Entertainment, Inc., Class A	161,461
11,768	Zynga, Inc.*	72,020

		12,147,904

Equity Real Estate Investment Trusts (2.2%):
6,321	American Homes 4 Rent, Class A	165,673
26,103	American Tower Corp.	5,998,992
11,200	Americold Realty Trust	392,672
3,579	Brookfield Property REIT, Inc., Class A	66,015
246	Colony Capital, Inc.	1,169
1,704	Coresite Realty Corp.	191,052

See accompanying notes to the financial statements.

5

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
24,634	Crown Castle International Corp.	$3,501,724
5,050	Equinix, Inc.	2,947,685
10,181	Equity Lifestyle Properties, Inc.	716,641
5,990	Extra Space Storage, Inc.	632,664
2,032	Iron Mountain, Inc.	64,760
5,044	Lamar Advertising Co., Class A	450,227
1,392	Outfront Media, Inc.	37,333
6,654	Public Storage, Inc.	1,417,036
6,656	SBA Communications Corp.	1,604,029
16,172	Simon Property Group, Inc.	2,408,981
1,291	Sun Communities, Inc.	193,779
942	UDR, Inc.	43,991

		20,834,423

Food & Staples Retailing (1.1%):
587	Casey’s General Stores, Inc.	93,327
26,115	Costco Wholesale Corp.	7,675,721
3,588	Sprouts Farmers Market, Inc.*	69,428
28,319	Sysco Corp.	2,422,407

		10,260,883

Food Products (0.3%):
5,770	Campbell Soup Co.	285,153
7,483	Hershey Co. (The)	1,099,852
5,509	Kellogg Co.	381,002
2,200	Lamb Weston Holdings, Inc.	189,266
4,713	McCormick & Co.	799,937
1,200	Pilgrim’s Pride Corp.*	39,258
1,807	Post Holdings, Inc.*	197,144
597	TreeHouse Foods, Inc.*	28,955

		3,020,567

Health Care Equipment & Supplies (3.3%):
44,318	Abbott Laboratories	3,849,461
2,598	ABIOMED, Inc.*	443,193
4,628	Align Technology, Inc.*	1,291,397
13,468	Baxter International, Inc.	1,126,194
1,333	Becton Dickinson & Co.	362,536
82,496	Boston Scientific Corp.*	3,730,469
1,359	Cantel Medical Corp.	96,353
371	Cooper Cos., Inc. (The)	119,199
1,907	Danaher Corp.	292,686
5,373	DexCom, Inc.*	1,175,290
12,328	Edwards Lifesciences Corp.*	2,875,999
5,648	Envista Holdings Corp.*	167,407
2,071	Hill-Rom Holdings, Inc.	235,121
12,708	Hologic, Inc.*	663,485
379	ICU Medical, Inc.*	70,918
5,043	IDEXX Laboratories, Inc.*	1,316,879
3,562	Insulet Corp.*	609,814
6,807	Intuitive Surgical, Inc.*	4,023,959
2,788	Masimo Corp.*	440,671
1,835	Penumbra, Inc.*	301,435
8,425	ResMed, Inc.	1,305,622
310	Steris plc	47,250

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
20,381	Stryker Corp.	$4,278,788
2,726	Teleflex, Inc.	1,026,175
5,353	Varian Medical Systems, Inc.*	760,180
3,262	West Pharmaceutical Services, Inc.	490,376

		31,100,857

Health Care Providers & Services (2.8%):
9,007	AmerisourceBergen Corp.	765,775
4,402	Anthem, Inc.	1,329,536
20,298	Centene Corp.*	1,276,135
922	Chemed Corp.	404,998
6,663	Cigna Corp.	1,362,517
2,822	Encompass Health Corp.	195,480
2,182	Guardant Health, Inc.*	170,501
9,568	HCA Healthcare, Inc.	1,414,246
1,222	Henry Schein, Inc.*	81,532
3,372	Humana, Inc.	1,235,905
382	Laboratory Corp. of America Holdings*	64,623
1,110	McKesson Corp.	153,535
2,875	Molina Healthcare, Inc.*	390,109
56,175	UnitedHealth Group, Inc.	16,514,327
2,693	WellCare Health Plans, Inc.*	889,256

		26,248,475

Health Care Technology (0.3%):
18,547	Cerner Corp.	1,361,164
1,543	Change Healthcare, Inc.*^	25,290
7,776	Veeva Systems, Inc., Class A*	1,093,772

		2,480,226

Hotels, Restaurants & Leisure (2.2%):
1,518	Chipotle Mexican Grill, Inc.*	1,270,733
939	Choice Hotels International, Inc.^	97,121
7,375	Darden Restaurants, Inc.	803,949
2,431	Domino’s Pizza, Inc.	714,179
4,524	Dunkin’ Brands Group, Inc.	341,743
809	Hilton Grand Vacations, Inc.*	27,822
16,534	Hilton Worldwide Holdings, Inc.	1,833,786
9,574	Las Vegas Sands Corp.	660,989
16,297	Marriott International, Inc., Class A	2,467,855
7,211	McDonald’s Corp.	1,424,966
2,391	MGM Resorts International	79,549
2,460	Norwegian Cruise Line Holdings, Ltd.*	143,689
4,887	Planet Fitness, Inc.*	364,961
478	Six Flags Entertainment Corp.	21,563
70,173	Starbucks Corp.	6,169,609
2,130	Vail Resorts, Inc.	510,838
10,863	Wendy’s Co. (The)	241,267
1,546	Wyndham Hotels & Resorts, Inc.	97,104
4,805	Wynn Resorts, Ltd.	667,270
17,342	Yum China Holdings, Inc.	832,589
15,977	Yum! Brands, Inc.	1,609,363

		20,380,945

See accompanying notes to the financial statements.

6

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Household Durables (0.2%):
6,671	Lennar Corp., Class A	$372,175
551	Lennar Corp., Class B	24,630
194	NVR, Inc.*	738,831
5,061	Roku, Inc.*	677,668
2,744	Tempur Sealy International, Inc.*	238,893

		2,052,197

Household Products (0.3%):
14,559	Church & Dwight Co., Inc.	1,024,080
6,091	Clorox Co. (The)	935,212
8,509	Procter & Gamble Co. (The)	1,062,774

		3,022,066

Industrial Conglomerates (1.0%):
25,436	3M Co.	4,487,419
2,864	Carlisle Cos., Inc.	463,510
20,856	Honeywell International, Inc.	3,691,512
928	Roper Technologies, Inc.	328,725

		8,971,166

Insurance (0.9%):
79	Alleghany Corp.*	63,166
13,902	Aon plc	2,895,648
2,948	Arch Capital Group, Ltd.*	126,440
2,293	Arthur J. Gallagher & Co.	218,362
3,528	Athene Holding, Ltd.*	165,922
385	Axis Capital Holdings, Ltd.	22,884
970	Brown & Brown, Inc.	38,296
975	Erie Indemnity Co., Class A	161,850
755	Everest Re Group, Ltd.	209,015
736	Kemper Corp.	57,040
60	Markel Corp.*	68,590
26,444	Marsh & McLennan Cos., Inc.	2,946,126
1,794	Primerica, Inc.	234,225
11,429	Progressive Corp. (The)	827,345
968	RenaissanceRe Holdings, Ltd.	189,747
2,481	Travelers Cos., Inc. (The)	339,773

		8,564,429

Interactive Media & Services (8.5%):
17,796	Alphabet, Inc., Class A*	23,835,784
17,821	Alphabet, Inc., Class C*	23,827,033
142,045	Facebook, Inc., Class A*	29,154,737
2,562	IAC/InterActiveCorp.*	638,220
3,129	Match Group, Inc.*^	256,922
5,687	TripAdvisor, Inc.	172,771
45,150	Twitter, Inc.*	1,447,058

		79,332,525

Internet & Direct Marketing Retail (5.8%):
24,583	Amazon.com, Inc.*	45,425,452
2,482	Booking Holdings, Inc.*	5,097,358
45,740	eBay, Inc.	1,651,671
7,073	Etsy, Inc.*	313,334
7,124	Expedia Group, Inc.	770,389

Shares		Fair Value
Common Stocks, continued
Internet & Direct Marketing Retail, continued
5,541	Grubhub, Inc.*^	$269,514
3,644	Wayfair, Inc., Class A*^	329,308

		53,857,026

IT Services (9.0%):
37,881	Accenture plc, Class C	7,976,602
8,563	Akamai Technologies, Inc.*	739,672
308	Alliance Data Systems Corp.	34,558
25,856	Automatic Data Processing, Inc.	4,408,448
8,517	Black Knight, Inc.*	549,176
8,088	Booz Allen Hamilton Holding Corp.	575,299
6,748	Broadridge Financial Solutions, Inc.	833,648
2,591	Cognizant Technology Solutions Corp., Class A	160,694
291	CoreLogic, Inc.*	12,720
3,115	Epam Systems, Inc.*	660,878
2,954	Euronet Worldwide, Inc.*	465,432
22,180	Fidelity National Information Services, Inc.	3,085,016
33,508	Fiserv, Inc.*	3,874,530
5,060	FleetCor Technologies, Inc.*	1,455,863
5,184	Gartner, Inc.*	798,854
10,901	Genpact, Ltd.	459,695
17,703	Global Payments, Inc.	3,231,860
10,143	GoDaddy, Inc., Class A*	688,913
31,893	International Business Machines Corp.	4,274,938
4,081	Jack Henry & Associates, Inc.	594,479
52,696	MasterCard, Inc., Class A	15,734,499
2,449	MongoDB, Inc.*	322,313
6,201	Okta, Inc.*	715,409
19,062	Paychex, Inc.	1,621,414
69,828	PayPal Holdings, Inc.*	7,553,295
3,112	Sabre Corp.	69,833
20,401	Square, Inc., Class A*	1,276,287
3,937	Switch, Inc., Class A	58,346
6,875	Teradata Corp.*	184,044
7,233	Twilio, Inc., Series A*	710,859
4,227	VeriSign, Inc.*	814,458
101,837	Visa, Inc., Class A	19,135,172
5,424	Western Union Co.	145,255
2,552	WEX, Inc.*	534,542

		83,757,001

Leisure Products (0.1%):
7,460	Hasbro, Inc.	787,850
13,710	Mattel, Inc.*^	185,771
3,118	Polaris, Inc.	317,101

		1,290,722

Life Sciences Tools & Services (1.4%):
723	Adaptive Biotechnologies*^	21,632
1,730	Agilent Technologies, Inc.	147,586
13,477	Avantor, Inc.*	244,608
2,212	Bio-Techne Corp.	485,556
6,183	Bruker Corp.	315,148
2,815	Charles River Laboratories International, Inc.*	430,019
8,716	Illumina, Inc.*	2,891,446

See accompanying notes to the financial statements.

7

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services, continued
4,458	IQVIA Holdings, Inc.*	$688,806
1,425	Mettler-Toledo International, Inc.*	1,130,424
1,357	PerkinElmer, Inc.	131,765
3,683	PRA Health Sciences, Inc.*	409,365
16,138	Thermo Fisher Scientific, Inc.	5,242,751
3,790	Waters Corp.*	885,534

		13,024,640

Machinery (1.3%):
6,346	Allison Transmission Holdings, Inc.	306,639
2,490	Caterpillar, Inc.	367,723
2,050	Deere & Co.	355,183
7,567	Donaldson Co., Inc.	436,011
3,765	Dover Corp.	433,954
1,803	Flowserve Corp.	89,735
4,034	Fortive Corp.	308,157
9,817	Graco, Inc.	510,484
2,232	IDEX Corp.	383,904
19,018	Illinois Tool Works, Inc.	3,416,203
13,451	Ingersoll-Rand plc	1,787,907
3,276	Lincoln Electric Holdings, Inc.	316,887
3,205	Middleby Corp. (The)*	351,012
3,079	Nordson Corp.	501,384
6,263	Toro Co.	498,973
2,508	WABCO Holdings, Inc.*	339,834
2,867	Wabtec Corp.	223,053
2,624	Woodward, Inc.	310,787
10,726	Xylem, Inc.	845,102

		11,782,932

Media (1.3%):
17,596	Altice USA, Inc., Class A*	481,075
2,511	AMC Networks, Inc., Class A*	99,185
256	Cable One, Inc.	381,048
5,362	Charter Communications, Inc., Class A*	2,600,999
125,816	Comcast Corp., Class A	5,657,946
2,168	Fox Corp., Class A	80,368
1,007	Fox Corp., Class B	36,655
2,400	Interpublic Group of Cos., Inc. (The)	55,440
1,938	New York Times Co. (The), Class A	62,345
2,120	Nexstar Media Group, Inc., Class A	248,570
6,807	Omnicom Group, Inc.	551,503
3,594	Sinclair Broadcast Group, Inc., Class A	119,824
81,195	Sirius XM Holdings, Inc.^	580,544
17,684	ViacomCBS, Inc., B	742,197

		11,697,699

Metals & Mining (0.0%†):
1,181	Royal Gold, Inc.	144,377
3,428	Southern Copper Corp.	145,622

		289,999

Multiline Retail (0.4%):
14,479	Dollar General Corp.	2,258,435
7,664	Dollar Tree, Inc.*	720,800

Shares		Fair Value
Common Stocks, continued
Multiline Retail, continued
6,296	Nordstrom, Inc.^	$257,695
3,079	Ollie’s Bargain Outlet Holdings, Inc.*^	201,089
1,544	Target Corp.	197,956

		3,635,975

Oil, Gas & Consumable Fuels (0.3%):
14,818	Cabot Oil & Gas Corp.	257,981
7,978	Cheniere Energy, Inc.*	487,216
1,968	Diamondback Energy, Inc.	182,748
1,324	Equitrans Midstream Corp.	17,689
7,849	ONEOK, Inc.	593,934
9,474	Parsley Energy, Inc., Class A	179,153
4,163	Pioneer Natural Resources Co.	630,154

		2,348,875

Personal Products (0.3%):
12,947	Estee Lauder Co., Inc. (The), Class A	2,674,073
888	Herbalife Nutrition, Ltd.*	42,331

		2,716,404

Pharmaceuticals (3.5%):
81,580	Bristol-Myers Squibb Co.	5,236,620
50,552	Eli Lilly & Co.	6,644,049
1,344	Horizon Therapeutics plc*	48,653
2,916	Jazz Pharmaceuticals plc*	435,300
23,842	Johnson & Johnson Co.	3,477,833
143,521	Merck & Co., Inc.	13,053,235
1,661	Nektar Therapeutics*	35,853
28,453	Zoetis, Inc.	3,765,755

		32,697,298

Professional Services (0.7%):
2,135	CoStar Group, Inc.*	1,277,370
6,048	Equifax, Inc.	847,446
14,775	IHS Markit, Ltd.*	1,113,296
2,830	Nielsen Holdings plc	57,449
6,817	Robert Half International, Inc.	430,494
11,024	TransUnion	943,765
9,473	Verisk Analytics, Inc.	1,414,697

		6,084,517

Real Estate Management & Development (0.1%):
7,329	CBRE Group, Inc., Class A*	449,195
808	Howard Hughes Corp. (The)*	102,454
356	Jones Lang LaSalle, Inc.	61,976

		613,625

Road & Rail (1.1%):
15,951	CSX Corp.	1,154,214
1,564	J.B. Hunt Transport Services, Inc.	182,644
2,040	Landstar System, Inc.	232,295
1,208	Lyft, Inc., Class A*	51,968
2,076	Norfolk Southern Corp.	403,014
1,592	Old Dominion Freight Line, Inc.	302,130
6,163	Uber Technologies, Inc.*	183,288
41,272	Union Pacific Corp.	7,461,564

		9,971,117

See accompanying notes to the financial statements.

8

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (4.5%):
61,249	Advanced Micro Devices, Inc.*	$2,808,879
2,905	Analog Devices, Inc.	345,230
29,366	Applied Materials, Inc.	1,792,501
22,956	Broadcom, Inc.	7,254,555
509	Cree, Inc.*	23,490
7,810	Entegris, Inc.	391,203
9,461	KLA Corp.	1,685,666
7,526	Lam Research Corp.	2,200,602
6,016	Maxim Integrated Products, Inc.	370,044
3,855	Microchip Technology, Inc.^	403,696
2,444	Monolithic Power Systems, Inc.	435,081
34,678	NVIDIA Corp.	8,159,734
67,881	Qualcomm, Inc.	5,989,141
558	Skyworks Solutions, Inc.	67,451
9,867	Teradyne, Inc.	672,831
55,721	Texas Instruments, Inc.	7,148,447
2,519	Universal Display Corp.	519,090
15,091	Xilinx, Inc.	1,475,447

		41,743,088

Software (13.5%):
1,331	2u, Inc.*	31,931
28,942	Adobe, Inc.*	9,545,361
2,773	Alteryx, Inc.*	277,494
5,221	Anaplan, Inc.*	273,580
4,961	ANSYS, Inc.*	1,277,011
4,107	Aspen Technology, Inc.*	496,660
6,964	Atlassian Corp. plc, Class A*	838,048
10,101	Autodesk, Inc.*	1,853,129
2,703	Avalara, Inc.*	197,995
16,509	Cadence Design Systems, Inc.*	1,145,064
7,208	CDK Global, Inc.	394,133
4,576	Ceridian HCM Holding, Inc.*	310,619
6,622	Citrix Systems, Inc.	734,380
3,718	Coupa Software, Inc.*	543,758
9,173	DocuSign, Inc.*	679,811
12,214	Dropbox, Inc., Class A*	218,753
3,067	Dynatrace, Inc.*	77,595
2,745	Elastic NV*	176,504
1,680	Fair Isaac Corp.*	629,462
11,583	FireEye, Inc.*	191,467
8,495	Fortinet, Inc.*	906,926
4,974	Guidewire Software, Inc.*	545,996
2,429	HubSpot, Inc.*	384,997
14,790	Intuit, Inc.	3,873,945
3,731	Manhattan Associates, Inc.*	297,547
786	Medallia, Inc.*^	24,452
449,569	Microsoft Corp.	70,897,032
2,980	New Relic, Inc.*	195,816
10,222	Nutanix, Inc., Class A*	319,540
122,047	Oracle Corp.	6,466,050
2,457	Pagerduty, Inc.*^	57,469
2,921	Paycom Software, Inc.*	773,364

Shares		Fair Value
Common Stocks, continued
Software, continued
2,064	Paylocity Holding Corp.*	$249,372
2,262	Pegasystems, Inc.	180,168
3,963	Pluralsight, Inc., Class A*	68,203
3,349	Proofpoint, Inc.*	384,398
6,163	PTC, Inc.*	461,547
4,782	RealPage, Inc.*	257,033
4,413	RingCentral, Inc., Class A*	744,341
49,342	Salesforce.com, Inc.*	8,024,983
11,068	ServiceNow, Inc.*	3,124,718
5,011	Smartsheet, Inc.*	225,094
728	SolarWinds Corp.*	13,504
9,151	Splunk, Inc.*	1,370,545
11,746	SS&C Technologies Holdings, Inc.	721,204
8,845	Synopsys, Inc.*	1,231,224
2,325	The Trade Desk, Inc.*	603,989
2,270	Tyler Technologies, Inc.*	681,045
4,512	VMware, Inc., Class A*	684,876
9,648	Workday, Inc., Class A*	1,586,614
6,464	Zendesk, Inc.*	495,336
3,912	Zscaler, Inc.*^	181,908

		125,925,991

Specialty Retail (3.0%):
926	Advance Auto Parts, Inc.	148,308
1,408	AutoZone, Inc.*	1,677,364
2,681	Best Buy Co, Inc.	235,392
3,878	Burlington Stores, Inc.*	884,300
4,599	CarMax, Inc.*	403,194
2,764	Carvana Co.*	254,426
3,195	Five Below, Inc.*	408,513
4,037	Floor & Decor Holdings, Inc., Class A*	205,120
37,340	Home Depot, Inc. (The)	8,154,309
2,133	L Brands, Inc.	38,650
45,908	Lowe’s Cos., Inc.	5,497,942
4,424	O’Reilly Automotive, Inc.*	1,938,862
21,028	Ross Stores, Inc.	2,448,080
72,146	TJX Cos., Inc. (The)	4,405,235
6,974	Tractor Supply Co.	651,651
3,347	Ulta Beauty, Inc.*	847,260
930	Williams-Sonoma, Inc.	68,299

		28,266,905

Technology Hardware, Storage & Peripherals (8.6%):
264,227	Apple, Inc.	77,590,259
6,655	Dell Technologies, Inc., Class C*	342,000
4,126	HP, Inc.	84,789
7,634	NCR Corp.*	268,411
14,090	NetApp, Inc.	877,103
14,254	Pure Storage, Inc., Class A*	243,886

		79,406,448

Textiles, Apparel & Luxury Goods (1.3%):
3,346	Capri Holdings, Ltd.*	127,650
1,123	Carter’s, Inc.	122,789

See accompanying notes to the financial statements.

9

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
1,064	Columbia Sportswear Co.	$106,602
16,737	Hanesbrands, Inc.	248,544
7,005	Lululemon Athletica, Inc.*	1,622,848
73,310	Nike, Inc., Class C	7,427,037
2,668	Skechers U.S.A., Inc., Class A*	115,231
7,633	Under Armour, Inc., Class A*^	164,873
7,307	Under Armour, Inc., Class C*	140,148
18,264	VF Corp.	1,820,190

		11,895,912

Thrifts & Mortgage Finance (0.0%†):
429	LendingTree, Inc.*^	130,176

Tobacco (0.3%):
54,263	Altria Group, Inc.	2,708,266

Trading Companies & Distributors (0.3%):
280	Air Lease Corp.	13,306
30,710	Fastenal Co.	1,134,734
3,207	United Rentals, Inc.*	534,831
2,551	W.W. Grainger, Inc.	863,565

		2,546,436

Contracts, Shares, Notional, Amount or Principal Amount		Fair Value
Common Stocks, continued
Wireless Telecommunication Services (0.1%):
9,730	T-Mobile US, Inc.*	$763,027

Total Common Stocks (Cost $506,677,393)		908,433,020

Preferred Stock (0.5%):
Software (0.5%):
841,419	Palantir Technologies, Inc., Series I*(a)(b)	4,981,200

Total Preferred Stock (Cost $5,157,898)		4,981,200

Short-Term Securities Held as Collateral for Securities on Loan (0.4%):
4,135,249	BlackRock Liquidity FedFund, Institutional Class, 2.00%(c)(d)	4,135,249

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $4,135,249)		4,135,249

Unaffiliated Investment Companies (1.6%):
Money Markets (1.6%):
14,935,039	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(d)	14,935,039

Total Unaffiliated Investment Companies (Cost $14,935,039)		14,935,039

Total Investment Securities (Cost $530,905,579) — 100.3%(e)		932,484,508
Net other assets (liabilities) — (0.3)%		(4,008,541)

Net Assets — 100.0%		$928,475,967

Percentages indicated are based on net assets as of December 31, 2019.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $4,054,737.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent 0.54% of the net assets of the fund.

(b)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2019. The total of all such securities represent 0.54% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(d)	The rate represents the effective yield at December 31, 2019.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.
Futures Contracts

Cash of $665,200 has been segregated to cover margin requirements for the following open contracts as of December 31, 2019:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Nasdaq 100 E-Mini March Futures (U.S. Dollar)	3/20/20	51	$8,927,295	$58,300
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/20/20	43	6,946,865	39,397

				$97,697

See accompanying notes to the financial statements.

10

AZL Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in non-affiliates, at cost	$530,905,579

Investments in non-affiliates, at value(a)	$932,484,508
Cash	71,542
Segregated cash for collateral for futures contracts	665,200
Interest and dividends receivable	488,324
Receivable for variation margin on futures contracts	34,396
Reclaims receivable	1,464
Prepaid expenses	3,205

Total Assets	933,748,639

Liabilities:
Payable for capital shares redeemed	573,542
Payable for collateral received on loaned securities	4,135,249
Manager fees payable	274,361
Administration fees payable	4,286
Distribution fees payable	183,942
Custodian fees payable	3,811
Administrative and compliance services fees payable	3,378
Transfer agent fees payable	1,960
Trustee fees payable	831
Other accrued liabilities	91,312

Total Liabilities	5,272,672

Net Assets	$928,475,967

Net Assets Consist of:
Paid in capital	$473,762,095
Total distributable earnings	454,713,872

Net Assets	$928,475,967

Class 1
Net Assets	$57,430,430
Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,010,956
Net Asset Value (offering and redemption price per share)	$11.46

Class 2
Net Assets	$871,045,537
Shares of beneficial interest (unlimited number of shares authorized, no par value)	54,117,649
Net Asset Value (offering and redemption price per share)	$16.10

(a)	Includes securities on loan of $4,054,737.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$11,566,066
Interest	12,643
Income from securities lending	128,896
Foreign withholding tax	(2,144)

Total Investment Income	11,705,461

Expenses:
Manager fees	3,983,622
Administration fees	254,247
Distribution fees — Class 2	2,127,535
Custodian fees	29,816
Administrative and compliance services fees	16,311
Transfer agent fees	11,597
Trustee fees	50,842
Professional fees	45,931
Shareholder reports	32,894
Other expenses	214,989

Total expenses before reductions	6,767,784
Less expenses voluntarily waived/reimbursed by the Manager	(747,161)

Net expenses	6,020,623

Net Investment Income/(Loss)	5,684,838

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	47,747,538
Net realized gains/(losses) on futures contracts	3,195,144
Change in net unrealized appreciation/depreciation on securities	214,625,906
Change in net unrealized appreciation/depreciation on futures contracts	12,468

Net realized and Change in net unrealized gains/losses on investments	265,581,056

Change in Net Assets Resulting From Operations	$271,265,894

See accompanying notes to the financial statements.

11

AZL Russell 1000 Growth Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$5,684,838	$7,258,773
Net realized gains/(losses) on investments	50,942,682	101,140,025
Change in unrealized appreciation/depreciation on investments	214,638,374	(103,967,431)

Change in net assets resulting from operations	271,265,894	4,431,367

Distributions to Shareholders:
Class 1	(8,764,900)	(6,742,081)
Class 2	(99,221,220)	(80,249,124)

Change in net assets resulting from distributions to shareholders	(107,986,120)	(86,991,205)

Capital Transactions:
Class 1
Proceeds from shares issued	149,155	20,832
Proceeds from dividends reinvested	8,764,900	6,742,081
Value of shares redeemed	(7,700,670)	(6,120,493)

Total Class 1 Shares	1,213,385	642,420

Class 2
Proceeds from shares issued	42,366,134	45,892,002
Proceeds from dividends reinvested	99,221,220	80,249,124
Value of shares redeemed	(201,891,268)	(321,402,155)

Total Class 2 Shares	(60,303,914)	(195,261,029)

Change in net assets resulting from capital transactions	(59,090,529)	(194,618,609)

Change in net assets	104,189,245	(277,178,447)
Net Assets:
Beginning of period	824,286,722	1,101,465,169

End of period	$928,475,967	$824,286,722

Share Transactions:
Class 1
Shares issued	12,270	1,674
Dividends reinvested	848,490	601,435
Shares redeemed	(658,639)	(505,673)

Total Class 1 Shares	202,121	97,436

Class 2
Shares issued	2,600,227	3,002,476
Dividends reinvested	6,838,127	5,349,942
Shares redeemed	(12,630,974)	(19,834,691)

Total Class 2 Shares	(3,192,620)	(11,482,273)

Change in shares	(2,990,499)	(11,384,837)

See accompanying notes to the financial statements.

12

AZL Russell 1000 Growth Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016^		2015

Class 1

Net Asset Value, Beginning of Period	$10.12	$11.74	$10.28	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10 (a)	0.13	0.14	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	3.28	(0.20)	2.73	0.25

Total from Investment Activities	3.38	(0.07)	2.87	0.28

Distributions to Shareholders From:
Net Investment Income	(0.18)	(0.20)	(0.05)	—
Net Realized Gains	(1.86)	(1.35)	(1.36)	—

Total Dividends	(2.04)	(1.55)	(1.41)	—

Net Asset Value, End of Period	$11.46	$10.12	$11.74	$10.28

Total Return(b)	35.53%	(1.86)%	29.19%	2.80	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$57,430	$48,665	$55,307	$49,297
Net Investment Income/(Loss)(d)	0.86%	0.96%	1.04%	1.26%
Expenses Before Reductions(d)(e)	0.51%	0.50%	0.50%	0.50%
Expenses Net of Reductions(d)	0.43%	0.43%	0.45%	0.45%
Portfolio Turnover Rate(f)	15%	17%	12%	158	%(g)
Class 2

Net Asset Value, Beginning of Period	$13.53	$15.21	$12.99	$15.32		$17.11

Investment Activities:
Net Investment Income/(Loss)	0.10 (a)	0.15	0.13	0.04		0.19
Net Realized and Unrealized Gains/(Losses) on Investments	4.46	(0.33)	3.49	0.84		0.54

Total from Investment Activities	4.56	(0.18)	3.62	0.88		0.73

Distributions to Shareholders From:
Net Investment Income	(0.13)	(0.15)	(0.04)	(0.16)		(0.19)
Net Realized Gains	(1.86)	(1.35)	(1.36)	(3.05)		(2.33)

Total Dividends	(1.99)	(1.50)	(1.40)	(3.21)		(2.52)

Net Asset Value, End of Period	$16.10	$13.53	$15.21	$12.99		$15.32

Total Return(b)	35.28%	(2.14)%	28.89%	6.43%		4.86%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$871,046	$775,621	$1,046,158	$1,065,322		$101,530
Net Investment Income/(Loss)	0.61%	0.71%	0.79%	0.99%		0.86%
Expenses Before Reductions(e)	0.76%	0.75%	0.75%	0.77%		0.78%
Expenses Net of Reductions	0.68%	0.68%	0.70%	0.72%		0.78%
Portfolio Turnover Rate(f)	15%	17%	12%	158	%(g)	14%

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(g)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 158%.

See accompanying notes to the financial statements.

13

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Growth Index Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance

14

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2019

Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $12,645 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $4,135,249 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2019, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for long contracts was $13.7 million for the year ended December 31, 2019. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts*	$97,697	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

15

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2019

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$3,195,144	$12,468

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Russell 1000 Growth Index Fund Class 1	0.44%	0.59%

AZL Russell 1000 Growth Index Fund Class 2	0.44%	0.84%

*	The Manager voluntarily reduced the management fee to 0.36% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $6,777 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance

16

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2019

Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$908,433,020	$—	$—	$908,433,020
Preferred Stocks	—	—	4,981,200	4,981,200
Short-Term Securities Held as Collateral for Securities on Loan	4,135,249	—	—	4,135,249
Unaffiliated Investment Companies	14,935,039	—	—	14,935,039

Total Investment Securities	927,503,308	—	4,981,200	932,484,508

Other Financial Instruments:*
Futures Contracts	97,697	—	—	97,697

Total Investments	$927,601,005	$—	$4,981,200	$932,582,205

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Russell 1000 Growth Index Fund	$130,579,518	$281,816,917

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2019 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Palantir Technologies, Inc., Series I	2/7/14	$5,157,898	$841,419	$4,981,200	0.54%

(a)	Acquisition date represents the initial purchase date of the security.

17

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2019

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $533,750,873. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$407,760,611
Unrealized (depreciation)	(9,026,976)

Net unrealized appreciation/(depreciation)	$398,733,635

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$10,376,759	$97,609,361	$107,986,120

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$18,689,900	$68,301,305	$86,991,205

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Growth Index Fund	$7,879,922	$48,100,316	$—	$398,733,634	$454,713,872

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and other miscellaneous differences.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL Russell 1000 Growth Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Russell 1000 Growth Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2019, the Fund declared net short-term capital gain distributions of $3,231,571.

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $97,609,361.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

22

the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

23

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL ® Russell 1000 Value Index Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® Russell 1000 Value Index Fund (Class 2 Shares) (the “Fund”) returned 25.86%†. That compared to a 26.54% total return for its benchmark, the Russell 1000® Value Index (“Index“)1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of value stocks’ performance.*

Equities rebounded in the first quarter as U.S. trade negotiations with China and relatively strong corporate earnings growth helped investor sentiment recover from steep losses at the end of 2018. Stocks and bonds both received a boost from the Federal Reserve Board’s (the Fed) shift to a more dovish tone in January, as it announced it would refrain from interest rate hikes for the near future. Despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation and slowing but stable economic growth.

In the second quarter, the prospect of lower interest rates generally provided a boost to equities. Renewed trade concerns contributed to volatility during the quarter, however, with the S&P 500 Index2 dropping -6.4% after President Trump threatened to increase tariffs against China and Mexico. The 10-year U.S. Treasury yield declined 50 basis points (0.50%) to 2%—the lowest level since 2016—and the resulting negative spread between three-month and

10-year yields added to uncertainty.

Trade tensions were a key focus for domestic and global investors in the third quarter. The Fed lowered interest rates again in July and September to offset that potential risk as well as weak global growth. U.S. manufacturing and consumer sectors showed signs of weakness. The closely monitored two-year, 10-year Treasury yield spread inverted for the first time since the global financial crisis, but ended the quarter in positive territory.

In the fourth quarter, expectations of a U.S.-China trade deal, strong economic growth and easy monetary policy boosted investors’ appetite for risk, although there were still signs of weakness, including in manufacturing. Despite the strength of the U.S. economy, the Fed cut federal fund rates by 25 basis points (0.25%) to 1.75%, marking the third rate cut of the year.

From a sector perspective, all sectors in the Index had positive returns. The largest positive returns came from the information technology, industrials, and financials sectors. The lowest contributors were the energy, healthcare, and materials sectors.

The Fund uses derivatives for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2019. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.*

Past performance does not guarantee future results.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Value Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	Inception Date	1 Year		3 Year	5 Year	Since Inception
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	10/14/16	26.13	%†	9.38%	—	11.33%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	4/30/10	25.86	%†	9.10%	7.59%	10.40%
Russell 1000® Value Index	4/30/10	26.54%		9.68%	8.29%	11.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	0.50%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	0.75%

The above expense ratios are based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.36% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1

Shares and 0.84% for Class 2 Shares through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratios can be found in the Financial Highlights.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Value Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$1,086.00	$2.21	0.42%

AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,085.50	$3.52	0.67%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$1,023.09	$2.14	0.42%

AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,021.83	$3.41	0.67%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	23.7%

Health Care	12.8

Industrials	9.6

Consumer Staples	8.7

Energy	8.1

Communication Services	8.0

Utilities	6.5

Information Technology	6.2

Consumer Discretionary	5.8

Real Estate	5.1

Materials	4.2

Total Common Stocks	98.7

Unaffiliated Investment Companies	1.2

Short-Term Securities Held as Collateral for Securities on Loan	0.4

Total Investment Securities	100.3

Net other assets (liabilities)	(0.3)

Net Assets	100.0%

3

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (98.7%):
Aerospace & Defense (1.8%):
25,206	Arconic, Inc.	$775,589
1,691	BWX Technologies, Inc.	104,977
2,676	Curtiss-Wright Corp.	377,022
15,455	General Dynamics Corp.	2,725,490
395	Hexcel Corp.	28,957
571	Huntington Ingalls Industries, Inc.	143,252
7,143	L3harris Technologies, Inc.	1,413,385
6,912	Raytheon Co.	1,518,843
715	Spirit AeroSystems Holdings, Inc., Class A	52,109
2,362	Teledyne Technologies, Inc.*	818,527
14,729	Textron, Inc.	656,913
600	TransDigm Group, Inc.	336,000
52,970	United Technologies Corp.	7,932,788

		16,883,852

Air Freight & Logistics (0.3%):
2,200	C.H. Robinson Worldwide, Inc.^	172,040
3,123	Expeditors International of Washington, Inc.	243,656
15,677	FedEx Corp.	2,370,520
2,557	XPO Logistics, Inc.*	203,793

		2,990,009

Airlines (0.5%):
4,142	Alaska Air Group, Inc.	280,621
22,841	American Airlines Group, Inc.^	655,080
2,077	Copa Holdings SA, Class A	224,482
29,904	Delta Air Lines, Inc.	1,748,785
17,166	JetBlue Airways Corp.*	321,348
12,581	Southwest Airlines Co.	679,122
11,839	United Airlines Holdings, Inc.*	1,042,898

		4,952,336

Auto Components (0.3%):
15,626	Aptiv plc	1,484,001
13,366	BorgWarner, Inc.	579,817
16,942	Gentex Corp.	490,979
14,914	Goodyear Tire & Rubber Co.	231,987
3,918	Lear Corp.	537,550

		3,324,334

Automobiles (0.6%):
254,285	Ford Motor Co.	2,364,851
80,600	General Motors Co.	2,949,959
10,119	Harley-Davidson, Inc.	376,326
3,520	Thor Industries, Inc.	261,501

		5,952,637

Banks (11.1%):
10,719	Associated Banc-Corp.	236,247
531,400	Bank of America Corp.	18,715,908
2,655	Bank of Hawaii Corp.	252,650
7,745	Bank OZK	236,261
5,921	BankUnited, Inc.	216,472
2,173	BOK Financial Corp.	189,920
5,498	CIT Group, Inc.	250,874
142,480	Citigroup, Inc.	11,382,727
28,413	Citizens Financial Group, Inc.	1,153,852
8,843	Comerica, Inc.	634,485
6,669	Commerce Bancshares, Inc.^	453,092
3,835	Cullen/Frost Bankers, Inc.^	374,986

Shares		Fair Value
Common Stocks, continued
Banks, continued
9,473	East West Bancorp, Inc.	$461,335
21,392	F.N.B. Corp.	271,678
46,366	Fifth Third Bancorp	1,425,291
458	First Citizens BancShares, Inc., Class A	243,752
9,016	First Hawaiian, Inc.	260,112
20,065	First Horizon National Corp.	332,276
8,770	First Republic Bank	1,030,037
67,324	Huntington Bancshares, Inc.	1,015,246
203,615	JPMorgan Chase & Co.	28,383,932
64,070	KeyCorp	1,296,777
8,655	M&T Bank Corp.	1,469,186
8,003	PacWest Bancorp	306,275
26,853	People’s United Financial, Inc.	453,816
4,833	Pinnacle Financial Partners, Inc.	309,312
28,578	PNC Financial Services Group, Inc.	4,561,906
5,970	Popular, Inc.	350,738
5,238	Prosperity Bancshares, Inc.	376,560
63,086	Regions Financial Corp.	1,082,556
1,753	Signature Bank	239,477
12,876	Sterling Bancorp	271,426
3,137	SVB Financial Group*	787,512
8,447	Synovus Financial Corp.	331,122
9,741	TCF Financial Corp.	455,879
3,179	Texas Capital Bancshares, Inc.*	180,472
87,014	Truist Financial Corp.	4,900,628
92,948	U.S. Bancorp	5,510,887
14,148	Umpqua Holdings Corp.	250,420
5,984	Webster Financial Corp.	319,306
248,859	Wells Fargo & Co.	13,388,614
5,485	Western Alliance Bancorp	312,645
3,601	Wintrust Financial Corp.	255,311
10,889	Zions Bancorp	565,357

		105,497,315

Beverages (1.0%):
312	Brown-Forman Corp., Class A	19,584
604	Brown-Forman Corp., Class B	40,830
79,492	Coca-Cola Co. (The)	4,399,882
10,326	Constellation Brands, Inc., Class C	1,959,359
13,284	Keurig Dr Pepper, Inc.	384,572
11,435	Molson Coors Brewing Co., Class B	616,347
14,644	PepsiCo, Inc.	2,001,395

		9,421,969

Biotechnology (1.2%):
3,597	Agios Pharmaceuticals, Inc.*	171,757
3,421	Alexion Pharmaceuticals, Inc.*	369,981
9,497	Alkermes plc*	193,739
1,176	Alnylam Pharmaceuticals, Inc.*	135,440
3,140	Amgen, Inc.	756,960
7,717	Biogen, Inc.*	2,289,865
3,577	Bluebird Bio, Inc.*	313,882
11,222	Exelixis, Inc.*	197,732
71,310	Gilead Sciences, Inc.	4,633,723
1,256	Moderna, Inc.*^	24,567
4,222	Regeneron Pharmaceuticals, Inc.*	1,585,277
2,765	United Therapeutics Corp.*	243,541

		10,916,464

See accompanying notes to the financial statements.

4

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Building Products (0.5%):
7,559	A.O. Smith Corp.	$360,111
1,525	Allegion plc	189,924
6,023	Fortune Brands Home & Security, Inc.	393,543
50,921	Johnson Controls International plc	2,072,993
167	Lennox International, Inc.	40,743
18,630	Masco Corp.	894,054
6,884	Owens Corning, Inc.	448,286
8,547	Resideo Technologies, Inc.*	101,966

		4,501,620

Capital Markets (3.6%):
3,126	Affiliated Managers Group, Inc.	264,897
7,125	Ameriprise Financial, Inc.	1,186,883
53,677	Bank of New York Mellon Corp. (The)	2,701,563
19,529	BGC Partners, Inc., Class A	116,002
7,699	BlackRock, Inc., Class A+	3,870,287
5,336	Cboe Global Markets, Inc.	640,320
30,087	Charles Schwab Corp. (The)	1,430,938
23,112	CME Group, Inc.	4,639,041
12,078	E*TRADE Financial Corp.	547,979
7,242	Eaton Vance Corp.	338,129
1,572	Evercore, Inc., Class A	117,523
18,103	Franklin Resources, Inc.	470,316
20,809	Goldman Sachs Group, Inc.	4,784,613
3,699	Interactive Brokers Group, Inc., Class A	172,447
21,556	Intercontinental Exchange, Inc.	1,995,008
25,179	Invesco, Ltd.	452,718
10,211	Janus Henderson Group plc	249,659
4,022	Lazard, Ltd., Class A	160,719
5,744	Legg Mason, Inc.	206,267
76,087	Morgan Stanley	3,889,567
7,390	Nasdaq, Inc.	791,469
12,671	Northern Trust Corp.	1,346,167
6,271	Raymond James Financial, Inc.	561,004
4,307	SEI Investments Co.	282,022
23,687	State Street Corp.	1,873,642
10,651	T. Rowe Price Group, Inc.	1,297,718
2,086	TD Ameritrade Holding Corp.	103,674
1,848	Virtu Financial, Inc., Class A	29,550

		34,520,122

Chemicals (3.0%):
12,280	Air Products & Chemicals, Inc.	2,885,676
6,721	Albemarle Corp.^	490,902
3,746	Ashland Global Holdings, Inc.	286,681
8,809	Axalta Coating Systems, Ltd.*	267,794
3,795	Cabot Corp.	180,338
7,980	Celanese Corp., Series A	982,498
12,981	CF Industries Holdings, Inc.	619,713
10,297	Chemours Co. (The)	186,273
48,857	Corteva, Inc.	1,444,213
48,701	Dow, Inc.	2,665,406
48,470	DuPont de Nemours, Inc.	3,111,773
8,783	Eastman Chemical Co.	696,141
8,646	Element Solutions, Inc.*	100,985
8,469	FMC Corp.	845,376
14,471	Huntsman Corp.	349,619
6,877	International Flavors & Fragrances, Inc.^	887,271

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
35,117	Linde plc	$7,476,409
17,269	LyondellBasell Industries NV, Class A	1,631,575
22,451	Mosaic Co. (The)	485,840
29	NewMarket Corp.	14,109
10,836	Olin Corp.	186,921
10,338	PPG Industries, Inc.	1,380,020
6,943	RPM International, Inc.	532,945
12,501	Valvoline, Inc.	267,646
2,454	Westlake Chemical Corp.	172,148

		28,148,272

Commercial Services & Supplies (0.3%):
8,460	ADT, Inc.^	67,088
3,352	Clean Harbors, Inc.*	287,434
682	IAA, Inc.*	32,095
682	KAR Auction Services, Inc.	14,861
12,995	Republic Services, Inc., Class A	1,164,741
5,878	Stericycle, Inc.*^	375,075
6,056	Waste Management, Inc.	690,142

		2,631,436

Communications Equipment (0.2%):
10,175	Ciena Corp.*	434,371
12,724	CommScope Holding Co., Inc.*	180,554
3,220	EchoStar Corp., Class A*	139,458
253	F5 Networks, Inc.*	35,331
22,108	Juniper Networks, Inc.	544,520
2,857	Motorola Solutions, Inc.	460,377
3,607	ViaSat, Inc.*	264,014

		2,058,625

Construction & Engineering (0.2%):
9,949	AECOM*	429,100
8,737	Fluor Corp.	164,955
8,445	Jacobs Engineering Group, Inc.	758,614
7,349	Quanta Services, Inc.	299,178
1,368	Valmont Industries, Inc.	204,899

		1,856,746

Construction Materials (0.1%):
470	Eagle Materials, Inc., Class A	42,610
2,853	Martin Marietta Materials, Inc.	797,814
754	Vulcan Materials Co.	108,568

		948,992

Consumer Finance (1.0%):
25,043	Ally Financial, Inc.	765,314
19,358	American Express Co.	2,409,877
30,339	Capital One Financial Corp.	3,122,186
69	Credit Acceptance Corp.*	30,521
13,391	Discover Financial Services	1,135,825
12,342	Navient Corp.	168,839
4,428	Onemain Holdings, Inc.	186,640
6,487	Santander Consumer USA Holdings, Inc.	151,601
26,825	SLM Corp.	239,011
30,757	Synchrony Financial	1,107,560

		9,317,374

Containers & Packaging (0.5%):
2,388	AptarGroup, Inc.	276,101
1,027	Ardagh Group SA	20,109

See accompanying notes to the financial statements.

5

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Containers & Packaging, continued
340	Avery Dennison Corp.	$44,479
5,510	Berry Global Group, Inc.*	261,670
3,468	Crown Holdings, Inc.*	251,569
18,848	Graphic Packaging Holding Co.	313,819
25,575	International Paper Co.	1,177,728
10,515	O-I Glass, Inc.	125,444
6,034	Packaging Corp. of America	675,748
9,460	Sealed Air Corp.	376,792
5,199	Silgan Holdings, Inc.	161,585
6,584	Sonoco Products Co.	406,364
16,640	WestRock Co.	714,022

		4,805,430

Distributors (0.2%):
9,061	Genuine Parts Co.	962,550
16,793	LKQ Corp.*	599,510

		1,562,060

Diversified Consumer Services (0.2%):
5,449	Frontdoor, Inc.*	258,392
268	Graham Holdings Co., Class B	171,249
2,873	Grand Canyon Education, Inc.*	275,205
10,796	H&R Block, Inc.	253,490
7,410	Service Corp. International	341,082
7,577	ServiceMaster Global Holdings, Inc.*	292,927

		1,592,345

Diversified Financial Services (3.2%):
26,820	AXA Equitable Holdings, Inc.	664,600
127,719	Berkshire Hathaway, Inc., Class B*	28,928,353
17,465	Jefferies Financial Group, Inc.	373,227
8,117	Voya Financial, Inc.	494,975

		30,461,155

Diversified Telecommunication Services (3.8%):
476,736	AT&T, Inc.	18,630,843
70,186	CenturyLink, Inc.	927,157
270,357	Verizon Communications, Inc.	16,599,920

		36,157,920

Electric Utilities (3.9%):
15,617	Alliant Energy Corp.	854,562
32,290	American Electric Power Co., Inc.	3,051,728
3,549	Avangrid, Inc.	181,567
47,615	Duke Energy Corp.	4,342,964
22,765	Edison International	1,716,709
12,930	Entergy Corp.	1,549,014
15,227	Evergy, Inc.	991,125
21,071	Eversource Energy	1,792,510
63,402	Exelon Corp.	2,890,497
34,999	FirstEnergy Corp.	1,700,951
7,055	Hawaiian Electric Industries, Inc.	330,597
3,298	IDA Corp., Inc.	352,226
31,879	NextEra Energy, Inc.	7,719,819
12,930	OGE Energy Corp.	574,997
34,657	PG&E Corp.*	376,722
7,357	Pinnacle West Capital Corp.	661,615
46,994	PPL Corp.	1,686,145
67,898	Southern Co. (The)	4,325,103
34,147	Xcel Energy, Inc.	2,167,993

		37,266,844

Shares		Fair Value
Common Stocks, continued
Electrical Equipment (0.8%):
1,813	Acuity Brands, Inc.	$250,194
2,960	AMETEK, Inc.	295,230
27,082	Eaton Corp. plc	2,565,206
36,372	Emerson Electric Co.	2,773,729
4,490	GrafTech International, Ltd.	52,174
1,673	Hubbell, Inc.	247,303
9,505	nVent Electric plc	243,138
2,816	Regal-Beloit Corp.	241,078
5,940	Sensata Technologies Holding plc*	319,988

		6,988,040

Electronic Equipment, Instruments & Components (0.5%):
5,269	Arrow Electronics, Inc.*	446,495
6,379	Avnet, Inc.	270,725
1,545	Coherent, Inc.*	257,011
34,155	Corning, Inc.	994,252
3,624	Dolby Laboratories, Inc., Class A	249,331
8,254	FLIR Systems, Inc.	429,786
2,122	IPG Photonics Corp.*	307,520
7,659	Jabil, Inc.	316,546
1,539	Littlelfuse, Inc.	294,411
7,991	National Instruments Corp.	338,339
2,670	SYNNEX Corp.	343,896
13,906	Trimble, Inc.*	579,741

		4,828,053

Energy Equipment & Services (0.8%):
5,007	Apergy Corp.*	169,136
42,341	Baker Hughes Co.	1,085,200
56,377	Halliburton Co.	1,379,545
6,950	Helmerich & Payne, Inc.	315,739
25,722	National-Oilwell Varco, Inc.	644,336
13,309	Patterson-UTI Energy, Inc.	139,745
90,379	Schlumberger, Ltd.	3,633,236
37,211	Transocean, Ltd.*	256,012

		7,622,949

Entertainment (2.3%):
46,656	Activision Blizzard, Inc.	2,772,300
7,001	Cinemark Holdings, Inc.	236,984
1,808	Electronic Arts, Inc.*	194,378
1,716	Liberty Media Corp-Liberty Formula One, Class A*	75,126
12,807	Liberty Media Corp-Liberty Formula One, Class C*	588,674
3,570	Lions Gate Entertainment Corp., Class A*	38,056
6,558	Lions Gate Entertainment Corp., Class B*	65,121
1,093	Madison Square Garden Co. (The), Class A*	321,550
4,011	Take-Two Interactive Software, Inc.*	491,067
114,016	Walt Disney Co. (The)	16,490,133
45,041	Zynga, Inc.*	275,651

		21,549,040

Equity Real Estate Investment Trusts (4.9%):
7,394	Alexandria Real Estate Equities, Inc.	1,194,723
8,719	American Campus Communities, Inc.	410,055
9,181	American Homes 4 Rent, Class A	240,634
9,550	Apartment Investment & Management Co.	493,258
14,261	Apple Hospitality REIT, Inc.	231,741
9,033	AvalonBay Communities, Inc.	1,894,220
10,052	Boston Properties, Inc.	1,385,769
10,946	Brandywine Realty Trust	172,400

See accompanying notes to the financial statements.

6

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
18,906	Brixmor Property Group, Inc.	$408,559
6,101	Camden Property Trust	647,316
28,433	Colony Capital, Inc.	135,057
7,316	Columbia Property Trust, Inc.	152,978
560	Coresite Realty Corp.	62,787
7,444	Corporate Office Properties Trust	218,705
9,524	Cousins Properties, Inc.	392,389
12,265	CubeSmart	386,102
7,424	Cyrusone, Inc.	485,752
13,500	Digital Realty Trust, Inc.	1,616,490
10,945	Douglas Emmett, Inc.	480,486
23,876	Duke Realty Corp.	827,781
10,249	Empire State Realty Trust, Inc., Class A	143,076
4,841	EPR Properties	341,968
7,616	Equity Commonwealth	250,033
23,749	Equity Residential	1,921,769
4,256	Essex Property Trust, Inc.	1,280,460
1,616	Extra Space Storage, Inc.	170,682
4,931	Federal Realty Investment Trust	634,768
13,475	Gaming and Leisure Properties, Inc.	580,099
12,943	Healthcare Trust of America, Inc., Class A	391,914
31,947	Healthpeak Properties, Inc.	1,101,213
6,796	Highwoods Properties, Inc.	332,392
46,512	Host Hotels & Resorts, Inc.	862,798
10,255	Hudson Pacific Properties, Inc.	386,101
34,701	Invitation Homes, Inc.	1,039,989
16,502	Iron Mountain, Inc.	525,919
8,265	JBG SMITH Properties	329,691
6,727	Kilroy Realty Corp.	564,395
26,335	Kimco Realty Corp.	545,398
10,110	Liberty Property Trust	607,106
3,069	Life Storage, Inc.	332,311
33,438	Medical Properties Trust, Inc.	705,876
7,355	Mid-America Apartment Communities, Inc.	969,830
11,081	National Retail Properties, Inc.	594,163
14,148	Omega Healthcare Investors, Inc.	599,168
8,098	Outfront Media, Inc.	217,188
12,807	Paramount Group, Inc.	178,273
15,789	Parks Hotels & Resorts, Inc.	408,461
40,839	ProLogis, Inc.	3,640,389
2,367	Public Storage, Inc.	504,076
8,353	Rayonier, Inc.	273,644
21,197	Realty Income Corp.	1,560,735
10,977	Regency Centers Corp.	692,539
13,478	Retail Properties of America, Inc., Class A	180,605
10,658	Service Properties Trust	259,309
2,288	Simon Property Group, Inc.	340,820
9,487	SITE Centers Corp.	133,008
5,256	SL Green Realty Corp.	482,921
6,428	Spirit Realty Capital, Inc.	316,129
13,828	STORE Capital Corp.	514,955
4,443	Sun Communities, Inc.	666,894
4,058	Taubman Centers, Inc.^	126,163
9,648	The Macerich Co.^	259,724
17,744	UDR, Inc.	828,645
24,191	Ventas, Inc.	1,396,788
68,435	VEREIT, Inc.	632,339

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
30,467	VICI Properties, Inc.	$778,432
11,284	Vornado Realty Trust	750,386
8,093	Weingarten Realty Investors	252,825
26,319	Welltower, Inc.	2,152,368
48,472	Weyerhaeuser Co.	1,463,854
11,144	WP Carey, Inc.	891,966

		46,951,757

Food & Staples Retailing (1.7%):
1,766	Casey’s General Stores, Inc.	280,776
1,721	Grocery Outlet Holding Corp.*	55,846
51,652	Kroger Co. (The)	1,497,391
4,312	Sprouts Farmers Market, Inc.*	83,437
14,159	US Foods Holding Corp.*	593,121
49,181	Walgreens Boots Alliance, Inc.	2,899,712
91,645	Walmart, Inc.	10,891,093

		16,301,376

Food Products (2.0%):
36,265	Archer-Daniels-Midland Co.	1,680,883
3,084	Beyond Meat, Inc.*^	233,150
8,957	Bunge, Ltd.	515,475
4,939	Campbell Soup Co.	244,085
31,595	Conagra Brands, Inc.	1,081,813
12,720	Flowers Foods, Inc.	276,533
39,006	General Mills, Inc.	2,089,160
5,407	Hain Celestial Group, Inc.*	140,339
1,273	Hershey Co. (The)	187,106
18,254	Hormel Foods Corp.	823,438
4,210	Ingredion, Inc.	391,320
7,219	JM Smucker Co. (The)	751,714
9,860	Kellogg Co.	681,918
40,633	Kraft Heinz Co. (The)	1,305,538
6,957	Lamb Weston Holdings, Inc.	598,511
2,879	McCormick & Co.	488,653
92,548	Mondelez International, Inc., Class A	5,097,543
2,336	Pilgrim’s Pride Corp.*	76,422
2,270	Post Holdings, Inc.*	247,657
18	Seaboard Corp.	76,510
3,133	TreeHouse Foods, Inc.*	151,951
18,715	Tyson Foods, Inc., Class A	1,703,814

		18,843,533

Gas Utilities (0.2%):
7,714	Atmos Energy Corp.	862,888
5,266	National Fuel Gas Co.	245,080
13,703	UGI Corp.	618,827

		1,726,795

Health Care Equipment & Supplies (3.4%):
63,520	Abbott Laboratories	5,517,347
16,629	Baxter International, Inc.	1,390,517
15,937	Becton Dickinson & Co.	4,334,386
1,111	Cantel Medical Corp.	78,770
2,696	Cooper Cos., Inc. (The)	866,198
38,010	Danaher Corp.	5,833,775
14,705	Dentsply Sirona, Inc.	832,156
5,544	Envista Holdings Corp.*	164,324
2,244	Hill-Rom Holdings, Inc.	254,761
3,630	Hologic, Inc.*	189,522

See accompanying notes to the financial statements.

7

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
827	ICU Medical, Inc.*	$154,748
4,554	Integra LifeSciences Holdings Corp.*	265,407
87,499	Medtronic plc	9,926,762
5,171	Steris plc	788,164
1,236	West Pharmaceutical Services, Inc.	185,808
13,345	Zimmer Biomet Holdings, Inc.	1,997,480

		32,780,125

Health Care Providers & Services (2.5%):
5,852	Acadia Healthcare Co., Inc.*	194,403
11,724	Anthem, Inc.	3,541,000
19,307	Cardinal Health, Inc.	976,548
4,214	Centene Corp.*	264,934
16,584	Cigna Corp.	3,391,262
6,734	Covetrus, Inc.*^	88,889
84,710	CVS Health Corp.	6,293,107
6,430	DaVita, Inc.*	482,443
2,977	Encompass Health Corp.	206,217
6,982	HCA Healthcare, Inc.	1,032,009
8,271	Henry Schein, Inc.*	551,841
4,930	Humana, Inc.	1,806,944
5,979	Laboratory Corp. of America Holdings*	1,011,467
10,447	McKesson Corp.	1,445,029
5,207	MEDNAX, Inc.*	144,703
939	Molina Healthcare, Inc.*	127,413
4,026	Premier, Inc., Class A*	152,505
8,912	Quest Diagnostics, Inc.	951,712
5,081	Universal Health Services, Inc., Class B	728,920
329	WellCare Health Plans, Inc.*	108,639

		23,499,985

Health Care Technology (0.0%†):
1,313	Change Healthcare, Inc.*^	21,520

Hotels, Restaurants & Leisure (1.8%):
16,108	Aramark	699,087
36,573	Caesars Entertainment Corp.*	497,393
25,819	Carnival Corp., Class A	1,312,380
1,321	Choice Hotels International, Inc.	136,631
11,676	Extended Stay America, Inc.	173,505
4,874	Hilton Grand Vacations, Inc.*	167,617
2,563	Hyatt Hotels Corp., Class A	229,927
6,892	International Game Technology plc	103,173
11,669	Las Vegas Sands Corp.	805,628
41,351	McDonald’s Corp.	8,171,371
29,767	MGM Resorts International	990,348
10,824	Norwegian Cruise Line Holdings, Ltd.*	632,230
11,130	Royal Caribbean Cruises, Ltd.	1,485,966
4,783	Six Flags Entertainment Corp.	215,761
299	Vail Resorts, Inc.	71,709
5,923	Wyndham Destinations, Inc.	306,160
4,195	Wyndham Hotels & Resorts, Inc.	263,488
1,170	Wynn Resorts, Ltd.	162,478
4,469	Yum China Holdings, Inc.	214,557
2,092	Yum! Brands, Inc.	210,727

		16,850,136

Household Durables (0.6%):
21,976	D.R. Horton, Inc.	1,159,234
9,407	Garmin, Ltd.	917,747

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
8,676	Leggett & Platt, Inc.	$441,001
10,650	Lennar Corp., Class A	594,164
523	Lennar Corp., Class B	23,378
3,844	Mohawk Industries, Inc.*	524,245
24,332	Newell Brands, Inc.	467,661
16,290	PulteGroup, Inc.	632,052
8,324	Toll Brothers, Inc.	328,881
3,981	Whirlpool Corp.	587,317

		5,675,680

Household Products (2.8%):
1,494	Clorox Co. (The)	229,389
54,918	Colgate-Palmolive Co.	3,780,555
3,886	Energizer Holdings, Inc.^	195,155
22,202	Kimberly-Clark Corp.	3,053,885
152,047	Procter & Gamble Co. (The)	18,990,670
2,731	Spectrum Brands Holdings, Inc.	175,576

		26,425,230

Independent Power and Renewable Electricity Producers (0.2%):
43,701	AES Corp. (The)	869,650
16,624	NRG Energy, Inc.	660,804
27,763	Vistra Energy Corp.	638,271

		2,168,725

Industrial Conglomerates (1.5%):
8,540	3M Co.	1,506,627
523	Carlisle Cos., Inc.	84,642
564,778	General Electric Co.	6,302,923
23,904	Honeywell International, Inc.	4,231,008
5,631	Roper Technologies, Inc.	1,994,669

		14,119,869

Insurance (4.3%):
47,458	Aflac, Inc.	2,510,528
828	Alleghany Corp.*	662,044
21,006	Allstate Corp. (The)	2,362,125
4,603	American Financial Group, Inc.	504,719
56,595	American International Group, Inc.	2,905,020
545	American National Insurance Co.	64,136
21,304	Arch Capital Group, Ltd.*	913,729
9,300	Arthur J. Gallagher & Co.	885,639
3,874	Assurant, Inc.	507,804
6,232	Assured Guaranty, Ltd.	305,493
5,330	Athene Holding, Ltd.*	250,670
4,853	Axis Capital Holdings, Ltd.	288,462
6,972	Brighthouse Financial, Inc.*	273,512
14,920	Brown & Brown, Inc.	589,042
29,585	Chubb, Ltd.	4,605,201
9,895	Cincinnati Financial Corp.	1,040,459
2,066	CNA Financial Corp.	92,577
568	Erie Indemnity Co., Class A	94,288
1,859	Everest Re Group, Ltd.	514,646
6,943	First American Financial Corp.	404,916
17,454	FNF Group	791,539
7,111	Globe Life, Inc.	748,433
2,593	Hanover Insurance Group, Inc. (The)	354,385
23,374	Hartford Financial Services Group, Inc. (The)	1,420,438
3,468	Kemper Corp.	268,770
12,825	Lincoln National Corp.	756,803

See accompanying notes to the financial statements.

8

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Insurance, continued
16,835	Loews Corp.	$883,669
802	Markel Corp.*	916,822
4,080	Marsh & McLennan Cos., Inc.	454,553
1,950	Mercury General Corp.	95,024
50,991	MetLife, Inc.	2,599,011
17,929	Old Republic International Corp.	401,072
814	Primerica, Inc.	106,276
17,814	Principal Financial Group, Inc.	979,770
25,499	Progressive Corp. (The)	1,845,873
26,356	Prudential Financial, Inc.	2,470,611
4,119	Reinsurance Group of America, Inc.	671,644
1,758	RenaissanceRe Holdings, Ltd.	344,603
14,242	Travelers Cos., Inc. (The)	1,950,442
13,699	Unum Group	399,463
198	White Mountains Insurance Group, Ltd.	220,871
8,392	Willis Towers Watson plc	1,694,680
9,371	WR Berkley Corp.	647,536

		40,797,298

Interactive Media & Services (0.1%):
2,064	IAC/InterActiveCorp.*	514,163
638	TripAdvisor, Inc.	19,382
3,917	Zillow Group, Inc., Class A*	179,164
7,843	Zillow Group, Inc., Class C*^	360,307

		1,073,016

Internet & Direct Marketing Retail (0.0%†):
1,241	Expedia Group, Inc.	134,202
24,486	Qurate Retail, Inc., Class A*	206,417

		340,619

IT Services (1.2%):
968	Akamai Technologies, Inc.*	83,616
2,277	Alliance Data Systems Corp.	255,479
8,996	Amdocs, Ltd.	649,421
1,611	CACI International, Inc., Class A*	402,734
33,006	Cognizant Technology Solutions Corp., Class A	2,047,032
4,612	CoreLogic, Inc.*	201,591
16,526	DXC Technology Co.	621,212
15,472	Fidelity National Information Services, Inc.	2,152,000
22,795	International Business Machines Corp.	3,055,442
625	Jack Henry & Associates, Inc.	91,044
8,655	Leidos Holdings, Inc.	847,238
14,556	Sabre Corp.	326,637
2,159	VeriSign, Inc.*	415,996
21,250	Western Union Co.	569,075

		11,718,517

Leisure Products (0.0%†):
5,241	Brunswick Corp.	314,355
7,420	Mattel, Inc.*^	100,541
369	Polaris, Inc.	37,527

		452,423

Life Sciences Tools & Services (0.7%):
18,224	Agilent Technologies, Inc.	1,554,689
5,709	Avantor, Inc.*	103,618
1,370	Bio-Rad Laboratories, Inc., Class A*	506,941
6,658	IQVIA Holdings, Inc.*	1,028,728
5,720	PerkinElmer, Inc.	555,412

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services, continued
14,383	Qiagen NV*	$486,145
8,279	Thermo Fisher Scientific, Inc.	2,689,599

		6,925,132

Machinery (2.3%):
3,965	AGCO Corp.	306,296
32,325	Caterpillar, Inc.	4,773,755
6,001	Colfax Corp.*	218,316
3,259	Crane Co.	281,512
9,836	Cummins, Inc.	1,760,251
18,297	Deere & Co.	3,170,138
5,180	Dover Corp.	597,047
6,643	Flowserve Corp.	330,622
14,867	Fortive Corp.	1,135,690
8,243	Gardner Denver Holdings, Inc.*	302,353
3,502	Gates Industrial Corp. plc*	48,188
2,487	IDEX Corp.	427,764
988	Ingersoll-Rand plc	131,325
5,894	ITT, Inc.	435,626
311	Nordson Corp.	50,643
4,412	Oshkosh Corp.	417,596
22,039	PACCAR, Inc.	1,743,285
8,325	Parker Hannifin Corp.	1,713,452
10,581	Pentair plc	485,350
3,617	Snap-On, Inc.	612,720
9,862	Stanley Black & Decker, Inc.	1,634,528
4,445	Timken Co.	250,298
6,398	Trinity Industries, Inc.^	141,716
575	WABCO Holdings, Inc.*	77,913
8,488	Wabtec Corp.	660,366
692	Woodward, Inc.	81,960

		21,788,710

Marine (0.0%†):
3,908	Kirby Corp.*	349,883

Media (1.8%):
4,133	Charter Communications, Inc., Class A*	2,004,836
155,486	Comcast Corp., Class A	6,992,204
22,203	Discovery Communications, Inc., Class C*	676,969
9,957	Discovery, Inc., Class A*^	325,992
16,993	DISH Network Corp., Class A*	602,742
20,038	Fox Corp., Class A	742,809
10,002	Fox Corp., Class B	364,073
6,281	GCI Liberty, Inc., Class A*	445,009
22,543	Interpublic Group of Cos., Inc. (The)	520,743
2,946	John Wiley & Sons, Inc., Class A	142,940
1,810	Liberty Broadband Corp., Class A*	225,454
6,632	Liberty Broadband Corp., Class C*	833,974
5,448	Liberty SiriusXM Group, Class A*	263,356
10,068	Liberty SiriusXM Group, Class C*	484,674
8,269	New York Times Co. (The), Class A	266,014
25,737	News Corp., Class A	363,921
6,593	News Corp., Class B	95,664
703	Nexstar Media Group, Inc., Class A	82,427
6,643	Omnicom Group, Inc.	538,216
15,586	ViacomCBS, Inc., B	654,144
519	ViacomCBS, Inc., Class A	23,288

		16,649,449

See accompanying notes to the financial statements.

9

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Metals & Mining (0.7%):
12,114	Alcoa Corp.*	$260,572
93,774	Freeport-McMoRan, Inc.	1,230,315
53,121	Newmont Goldcorp Corp.	2,308,106
19,664	Nucor Corp.	1,106,690
4,193	Reliance Steel & Aluminum Co.	502,154
2,838	Royal Gold, Inc.	346,946
1,587	Southern Copper Corp.	67,416
13,626	Steel Dynamics, Inc.	463,829
11,673	United States Steel Corp.^	133,189

		6,419,217

Mortgage Real Estate Investment Trusts (0.3%):
35,839	AGNC Investment Corp.	633,634
95,992	Annaly Capital Management, Inc.	904,245
12,060	Chimera Investment Corp.^	247,954
28,148	MFA Financial, Inc.	215,332
27,102	New Residential Investment Corp.	436,613
17,083	Starwood Property Trust, Inc.	424,683
17,949	Two Harbors Investment Corp.	262,414

		3,124,875

Multiline Retail (0.6%):
1,083	Dollar General Corp.	168,926
7,149	Dollar Tree, Inc.*	672,363
10,375	Kohl’s Corp.	528,606
19,830	Macy’s, Inc.	337,110
30,844	Target Corp.	3,954,510

		5,661,515

Multi-Utilities (2.0%):
15,886	Ameren Corp.	1,220,045
32,310	CenterPoint Energy, Inc.	881,094
18,382	CMS Energy Corp.	1,155,125
21,583	Consolidated Edison, Inc.	1,952,614
53,661	Dominion Energy, Inc.	4,444,203
12,131	DTE Energy Co.	1,575,453
12,967	MDU Resources Group, Inc.	385,250
24,247	NiSource, Inc.	675,036
32,793	Public Service Enterprise Group, Inc.	1,936,427
18,364	Sempra Energy	2,781,779
20,532	WEC Energy Group, Inc.	1,893,666

		18,900,692

Oil, Gas & Consumable Fuels (7.3%):
15,671	Antero Midstream Corp.^	118,943
18,347	Antero Resources Corp.*	52,289
24,633	Apache Corp.	630,358
9,083	Cabot Oil & Gas Corp.	158,135
13,812	Centennial Resource Development, Inc., Class A*	63,811
6,526	Cheniere Energy, Inc.*	398,543
88,352	Chesapeake Energy Corp.*	72,943
124,487	Chevron Corp.	15,001,928
6,588	Cimarex Energy Co.	345,804
13,023	Concho Resources, Inc.	1,140,424
71,766	ConocoPhillips Co.	4,666,943
5,161	Continental Resources, Inc.	177,022
25,187	Devon Energy Corp.	654,106
8,275	Diamondback Energy, Inc.	768,417
37,708	EOG Resources, Inc.	3,158,422
15,769	EQT Corp.	171,882

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
12,435	Equitrans Midstream Corp.	$166,132
276,446	Exxon Mobil Corp.	19,290,403
17,479	Hess Corp.	1,167,772
9,625	HollyFrontier Corp.	488,084
126,897	Kinder Morgan, Inc.	2,686,409
25,143	Kosmos Energy, Ltd.	143,315
52,873	Marathon Oil Corp.	718,015
41,970	Marathon Petroleum Corp.	2,528,693
9,754	Murphy Oil Corp.	261,407
30,649	Noble Energy, Inc.	761,321
58,201	Occidental Petroleum Corp.	2,398,463
18,203	ONEOK, Inc.	1,377,421
7,865	Parsley Energy, Inc., Class A	148,727
7,621	PBF Energy, Inc., Class A	239,071
29,150	Phillips 66	3,247,602
6,138	Pioneer Natural Resources Co.	929,109
14,958	Range Resources Corp.^	72,546
15,126	Targa Resources Corp.	617,595
26,749	Valero Energy Corp.	2,505,044
79,015	Williams Cos., Inc.	1,874,236
26,689	WPX Energy, Inc.*	366,707

		69,568,042

Paper & Forest Products (0.0%†):
3,700	Domtar Corp.	141,488

Personal Products (0.1%):
19,611	Coty, Inc., Class A	220,624
5,490	Herbalife Nutrition, Ltd.*	261,708
3,729	Nu Skin Enterprises, Inc., Class A	152,814

		635,146

Pharmaceuticals (5.0%):
21,434	Allergan plc	4,097,538
63,125	Bristol-Myers Squibb Co.	4,051,994
9,625	Catalent, Inc.*	541,888
23,918	Elanco Animal Health, Inc.*	704,385
10,448	Horizon Therapeutics plc*	378,218
387	Jazz Pharmaceuticals plc*	57,771
147,210	Johnson & Johnson Co.	21,473,522
8,716	Merck & Co., Inc.	792,720
33,859	Mylan NV*	680,566
9,010	Nektar Therapeutics*	194,481
8,025	Perrigo Co. plc	414,572
363,144	Pfizer, Inc.	14,227,982

		47,615,637

Professional Services (0.2%):
1,280	Equifax, Inc.	179,354
9,512	IHS Markit, Ltd.*	716,729
3,749	ManpowerGroup, Inc.	364,028
19,745	Nielsen Holdings plc	400,823

		1,660,934

Real Estate Management & Development (0.2%):
13,916	CBRE Group, Inc., Class A*	852,912
1,873	Howard Hughes Corp. (The)*	237,496
2,933	Jones Lang LaSalle, Inc.	510,606

		1,601,014

See accompanying notes to the financial statements.

10

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Road & Rail (1.0%):
604	AMERCO, Inc.	$226,995
31,223	CSX Corp.	2,259,296
3,943	J.B. Hunt Transport Services, Inc.	460,464
6,461	Kansas City Southern	989,567
7,918	Knight-Swift Transportation Holdings, Inc.	283,781
11,003	Lyft, Inc., Class A*	473,349
14,769	Norfolk Southern Corp.	2,867,106
2,496	Old Dominion Freight Line, Inc.	473,691
3,446	Ryder System, Inc.	187,152
3,160	Schneider National, Inc.	68,951
55,051	Uber Technologies, Inc.*	1,637,217

		9,927,569

Semiconductors & Semiconductor Equipment (3.4%):
20,657	Analog Devices, Inc.	2,454,878
27,873	Applied Materials, Inc.	1,701,368
6,306	Cree, Inc.*	291,022
24,389	Cypress Semiconductor Corp.	568,995
5,518	First Solar, Inc.*	308,787
284,260	Intel Corp.	17,012,961
1,128	Lam Research Corp.	329,827
43,297	Marvell Technology Group, Ltd.	1,149,968
10,952	Maxim Integrated Products, Inc.	673,658
10,832	Microchip Technology, Inc.	1,134,327
72,266	Micron Technology, Inc.*	3,886,465
3,513	MKS Instruments, Inc.	386,465
26,086	ON Semiconductor Corp.*	635,977
7,555	Qorvo, Inc.*	878,118
10,581	Skyworks Solutions, Inc.	1,279,031

		32,691,847

Software (0.3%):
2,445	2u, Inc.*	58,656
3,345	Autodesk, Inc.*	613,673
2,531	Cerence, Inc.*	57,277
1,076	Ceridian HCM Holding, Inc.*	73,039
960	Citrix Systems, Inc.	106,464
757	Dynatrace, Inc.*	19,152
3,069	LogMeIn, Inc.	263,136
37,530	NortonLifeLock, Inc.	957,765
18,736	Nuance Communications, Inc.*	334,063
1,643	SolarWinds Corp.*	30,478
1,505	SS&C Technologies Holdings, Inc.	92,407

		2,606,110

Specialty Retail (1.2%):
3,298	Advance Auto Parts, Inc.	528,208
3,507	AutoNation, Inc.*	170,545
11,706	Best Buy Co, Inc.	1,027,787
5,635	CarMax, Inc.*	494,020
4,037	Dick’s Sporting Goods, Inc.	199,791
7,080	Foot Locker, Inc.	276,049
14,377	Gap, Inc. (The)	254,185
30,952	Home Depot, Inc. (The)	6,759,299
12,149	L Brands, Inc.	220,140
2,152	Penske Automotive Group, Inc.	108,073
7,889	Tiffany & Co.	1,054,365
4,252	Urban Outfitters, Inc.*	118,078
3,988	Williams-Sonoma, Inc.	292,879

		11,503,419

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (0.5%):
2,910	Dell Technologies, Inc., Class C*	$149,545
84,934	Hewlett Packard Enterprise Co.	1,347,053
91,735	HP, Inc.	1,885,155
19,368	Western Digital Corp.	1,229,287
11,897	Xerox Holdings Corp.	438,642

		5,049,682

Textiles, Apparel & Luxury Goods (0.2%):
5,697	Capri Holdings, Ltd.*	217,341
1,535	Carter’s, Inc.	167,837
721	Columbia Sportswear Co.	72,237
5,597	Hanesbrands, Inc.	83,115
4,701	PVH Corp.	494,310
3,296	Ralph Lauren Corp.	386,357
5,302	Skechers U.S.A., Inc., Class A*	228,993
18,366	Tapestry, Inc.	495,332
4,477	Under Armour, Inc., Class A*	96,703
4,455	Under Armour, Inc., Class C*	85,447

		2,327,672

Thrifts & Mortgage Finance (0.1%):
22,867	MGIC Investment Corp.	324,025
29,313	New York Community Bancorp, Inc.	352,343
3,447	TFS Financial Corp.	67,837

		744,205

Tobacco (1.2%):
62,380	Altria Group, Inc.	3,113,386
101,459	Philip Morris International, Inc.	8,633,146

		11,746,532

Trading Companies & Distributors (0.2%):
5,975	Air Lease Corp.	283,932
3,778	Fastenal Co.	139,597
10,812	HD Supply Holdings, Inc.*	434,859
3,034	MSC Industrial Direct Co., Inc., Class A	238,078
1,399	United Rentals, Inc.*	233,311
11,021	Univar Solutions, Inc.*	267,149
2,091	Watsco, Inc.	376,694
2,692	WESCO International, Inc.*	159,878

		2,133,498

Transportation Infrastructure (0.0%†):
4,985	Macquarie Infrastructure Corp.	213,557

Water Utilities (0.2%):
11,787	American Water Works Co., Inc.	1,448,033
13,850	Aqua America, Inc.	650,119

		2,098,152

Wireless Telecommunication Services (0.1%):
38,497	Sprint Corp.*	200,569
6,710	Telephone & Data Systems, Inc.	170,635
9,888	T-Mobile US, Inc.*	775,418
870	United States Cellular Corp.*	31,520

		1,178,142

Total Common Stocks (Cost $745,474,702)		939,764,662

See accompanying notes to the financial statements.

11

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan (0.4%):
4,234,593	BlackRock Liquidity FedFund, Institutional Class, 2.00%(a)(b)	$4,234,593

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $4,234,593)		4,234,593

Unaffiliated Investment Companies (1.2%):
Money Markets (1.2%):
11,273,485	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(b)	11,273,485

Total Unaffiliated Investment Companies (Cost $11,273,485)		11,273,485

Total Investment Securities (Cost $760,982,780) — 100.3%(c)		955,272,740
Net other assets (liabilities) — (0.3)%		(2,533,155)

Net Assets — 100.0%		$952,739,585

Percentages indicated are based on net assets as of December 31, 2019.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $4,169,476.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(b)	The rate represents the effective yield at December 31, 2019.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $530,200 has been segregated to cover margin requirements for the following open contracts as of December 31, 2019:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/20/20	82	$13,247,510	$240,354

				$240,354

See accompanying notes to the financial statements.

12

AZL Russell 1000 Value Index Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in non-affiliates, at cost	$758,573,433
Investments in affiliates, at cost	2,409,347

Investments in non-affiliates, at value(a)	$951,402,453
Investments in affiliates, at value	3,870,287
Cash	324,166
Segregated cash for collateral for futures contracts	530,200
Interest and dividends receivable	1,571,648
Receivable for variation margin on futures contracts	30,883
Reclaims receivable	97,632
Prepaid expenses	3,306

Total Assets	957,830,575

Liabilities:
Payable for investments purchased	27
Payable for capital shares redeemed	298,757
Payable for collateral received on loaned securities	4,234,593
Manager fees payable	281,618
Administration fees payable	8,125
Distribution fees payable	166,324
Custodian fees payable	5,440
Administrative and compliance services fees payable	3,380
Transfer agent fees payable	1,921
Trustee fees payable	831
Other accrued liabilities	89,974

Total Liabilities	5,090,990

Net Assets	$952,739,585

Net Assets Consist of:
Paid in capital	$702,507,955
Total distributable earnings	250,231,630

Net Assets	$952,739,585

Class 1
Net Assets	$165,336,562
Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,955,260
Net Asset Value (offering and redemption price per share)	$9.75

Class 2
Net Assets	$787,403,023
Shares of beneficial interest (unlimited number of shares authorized, no par value)	59,968,245
Net Asset Value (offering and redemption price per share)	$13.13

(a)	Includes securities on loan of $4,169,476.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$24,422,379
Dividends from affiliates	109,171
Interest	11,292
Income from securities lending	165,475
Foreign withholding tax	(2,611)

Total Investment Income	24,705,706

Expenses:
Manager fees	4,118,839
Administration fees	262,891
Distribution fees — Class 2	1,939,809
Custodian fees	33,501
Administrative and compliance services fees	16,746
Transfer agent fees	11,553
Trustee fees	52,280
Professional fees	46,877
Shareholder reports	32,222
Other expenses	221,810

Total expenses before reductions	6,736,528
Less expenses voluntarily waived/reimbursed by the Manager	(772,498)

Net expenses	5,964,030

Net Investment Income/(Loss)	18,741,676

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	39,743,270
Net realized gains/(losses) on affiliated transactions	(52,162)
Net realized gains/(losses) on futures contracts	3,678,485
Change in net unrealized appreciation/depreciation on securities	150,562,590
Change in net unrealized appreciation/depreciation on affiliated transactions	977,423
Change in net unrealized appreciation/depreciation on futures contracts	344,544

Net realized and Change in net unrealized gains/losses on investments	195,254,150

Change in Net Assets Resulting From Operations	$213,995,826

See accompanying notes to the financial statements.

13

AZL Russell 1000 Value Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$18,741,676	$20,052,675
Net realized gains/(losses) on investments	43,369,593	48,302,278
Change in unrealized appreciation/depreciation on investments	151,884,557	(152,587,636)

Change in net assets resulting from operations	213,995,826	(84,232,683)

Distributions to Shareholders:
Class 1	(14,937,853)	(20,762,804)
Class 2	(52,687,956)	(77,533,827)

Change in net assets resulting from distributions to shareholders	(67,625,809)	(98,296,631)

Capital Transactions:
Class 1
Proceeds from shares issued	41,842	55,192
Proceeds from dividends reinvested	14,937,853	20,762,804
Value of shares redeemed	(20,385,177)	(23,297,110)

Total Class 1 Shares	(5,405,482)	(2,479,114)

Class 2
Proceeds from shares issued	8,176,828	121,859,508
Proceeds from dividends reinvested	52,687,956	77,533,827
Value of shares redeemed	(118,250,607)	(224,526,648)

Total Class 2 Shares	(57,385,823)	(25,133,313)

Change in net assets resulting from capital transactions	(62,791,305)	(27,612,427)

Change in net assets	83,578,712	(210,141,741)
Net Assets:
Beginning of period	869,160,873	1,079,302,614

End of period	$952,739,585	$869,160,873

Share Transactions:
Class 1
Shares issued	4,308	5,211
Dividends reinvested	1,678,410	2,194,799
Shares redeemed	(2,129,392)	(2,254,717)

Total Class 1 Shares	(446,674)	(54,707)

Class 2
Shares issued	662,245	8,832,225
Dividends reinvested	4,394,325	6,237,637
Shares redeemed	(9,270,354)	(16,752,274)

Total Class 2 Shares	(4,213,784)	(1,682,412)

Change in shares	(4,660,458)	(1,737,119)

See accompanying notes to the financial statements.

14

AZL Russell 1000 Value Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016^		2015

Class 1

Net Asset Value, Beginning of Period	$8.55	$10.65	$10.79	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.21 (a)	0.24	0.27	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	1.94	(1.02)	1.08	0.71

Total from Investment Activities	2.15	(0.78)	1.35	0.79

Distributions to Shareholders From:
Net Investment Income	(0.30)	(0.30)	(0.10)	—
Net Realized Gains	(0.65)	(1.02)	(1.39)	—

Total Dividends	(0.95)	(1.32)	(1.49)	—

Net Asset Value, End of Period	$9.75	$8.55	$10.65	$10.79

Total Return(b)	26.13%	(8.50)%	13.38%	7.90	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$165,337	$148,796	$185,903	$187,248
Net Investment Income/(Loss)(d)	2.21%	2.10%	2.07%	2.11%
Expenses Before Reductions(d)(e)	0.51%	0.50%	0.50%	0.51%
Expenses Net of Reductions(d)	0.43%	0.43%	0.45%	0.46%
Portfolio Turnover Rate(f)	15%	22%	12%	131	%(g)

Class 2

Net Asset Value, Beginning of Period	$11.22	$13.56	$13.39	$12.91		$14.82

Investment Activities:
Net Investment Income/(Loss)	0.25 (a)	0.28	0.24	0.11		0.22
Net Realized and Unrealized Gains/(Losses) on Investments	2.57	(1.34)	1.42	1.85		(0.92)

Total from Investment Activities	2.82	(1.06)	1.66	1.96		(0.70)

Distributions to Shareholders From:
Net Investment Income	(0.26)	(0.26)	(0.10)	(0.25)		(0.23)
Net Realized Gains	(0.65)	(1.02)	(1.39)	(1.23)		(0.98)

Total Dividends	(0.91)	(1.28)	(1.49)	(1.48)		(1.21)

Net Asset Value, End of Period	$13.13	$11.22	$13.56	$13.39		$12.91

Total Return(b)	25.86%	(8.72)%	13.02%	16.15%		(4.42)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$787,403	$720,365	$893,400	$991,296		$193,094
Net Investment Income/(Loss)	1.96%	1.85%	1.81%	2.05%		1.54%
Expenses Before Reductions(e)	0.76%	0.75%	0.75%	0.77%		0.77%
Expenses Net of Reductions	0.68%	0.68%	0.70%	0.72%		0.77%
Portfolio Turnover Rate(f)	15%	22%	12%	131	%(g)	16%

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(g)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 131%.

See accompanying notes to the financial statements.

15

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Value Index Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

16

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2019

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $16,250 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $4,234,593 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2019, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for long contracts was $12.6 million for the year ended December 31, 2019. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

17

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2019

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts*	$240,354	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$3,678,485	$344,544

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Russell 1000 Value Index Fund Class 1	0.44%	0.59%

AZL Russell 1000 Value Index Fund Class 2	0.44%	0.84%

*	The Manager voluntarily reduced the management fee to 0.36% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

At December 31, 2019, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Shares as of 12/31/2019	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

BlackRock Inc., Class A	$3,490,599	$—	$(545,573)	$(52,162)	$977,423	$3,870,287	7,699	$109,171	$—

	$3,490,599	$—	$(545,573)	$(52,162)	$977,423	$3,870,287	7,699	$109,171	$—

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the

18

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2019

individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $7,022 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

19

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2019

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$939,764,662	$—	$—	$939,764,662
Short-Term Securities Held as Collateral for Securities on Loan	4,234,593	—	—	4,234,593
Unaffiliated Investment Companies	11,273,485	—	—	11,273,485

Total Investment Securities	955,272,740	—	—	955,272,740

Other Financial Instruments:*
Futures Contracts	240,354	—	—	240,354

Total Investments	$955,513,094	$—	$—	$955,513,094

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Russell 1000 Value Index Fund	$141,364,627	$246,969,701

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $767,951,311. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$232,083,400
Unrealized (depreciation)	(44,761,971)

Net unrealized appreciation/(depreciation)	$187,321,429

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Value Index Fund	$24,694,840	$42,930,969	$67,625,809

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Value Index Fund	$37,419,832	$60,876,799	$98,296,631

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

20

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2019

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Russell 1000 Value Index Fund	$20,996,388	$41,912,650	$—	$187,322,600	$250,231,638

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, futures contracts, mark-to-market on futures contracts and other miscellaneous differences.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 60% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL Russell 1000 Value Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Russell 1000 Value Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

22

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 51.95% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2019, the Fund declared net short-term capital gain distributions of $4,991,200.

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $42,930,969.

23

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

(not including AZL Moderate Index Strategy Fund)

***

Approval of Investment Advisory and Subadvisory Agreements — September 18, 2019 (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

25

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

26

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

27

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

28

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® S&P 500 Index Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® S&P 500 Index Fund (Class 2 Shares) (the “Fund”) returned 30.89%†. That compared to a 31.49% total return for its benchmark, the S&P 500® Index (“Index”)1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of the U.S. Stock market as a whole.*

Equities rebounded in the first quarter as U.S. trade negotiations with China and relatively strong corporate earnings growth helped investor sentiment recover from steep losses at the end of 2018. Stocks and bonds both received a boost from the Federal Reserve Board’s (the Fed) shift to a more dovish tone in January, as it announced it would refrain from interest rate hikes for the near future. Despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation and slowing but stable economic growth.

In the second quarter, the prospect of lower interest rates generally provided a boost to equities. Renewed trade concerns contributed to volatility during the quarter, however, with the Index dropping -6.4% after President Trump threatened to increase tariffs against China and Mexico. The 10-year U.S. Treasury yield declined 50 basis points (0.50%) to 2%—the lowest level since 2016—and the resulting negative spread between three-month and 10-year yields added to uncertainty.

Trade tensions were a key focus for domestic and global investors in the third quarter. The Fed lowered interest rates again in July and September to offset that potential risk as well as weak global growth. U.S. manufacturing and consumer sectors showed signs of weakness. The closely monitored two-year, 10-year Treasury yield spread inverted for the first time since the global financial crisis, but ended the quarter in positive territory.

In the fourth quarter, expectations of a U.S.-China trade deal, strong economic growth and easy monetary policy boosted investors’ appetite for risk, although there were still signs of weakness, including in manufacturing. Despite the strength of the U.S. economy, the Fed cut federal fund rates by 25 basis points (0.25%) to 1.75%, marking the third rate cut of the year.

From a sector perspective, all sectors in the Index had positive returns. The largest positive returns came from the information technology, communication services, and financials sectors. The lowest contributors for the year were the energy, healthcare, and materials sectors.

The Fund uses derivatives for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2019. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.*

Past performance does not guarantee future results.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® S&P 500 Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	1		3	5	10
	Year		Year	Year	Year
AZL® S&P 500 Index Fund (Class 1 Shares)	31.27	%†	15.04%	11.48%	13.30%
AZL® S&P 500 Index Fund (Class 2 Shares)	30.89	%†	14.77%	11.20%	13.02%
S&P 500® Index	31.49%		15.27%	11.70%	13.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® S&P 500 Index Fund (Class 1 Shares)	0.23%
AZL® S&P 500 Index Fund (Class 2 Shares)	0.48%

The above expense ratios are based on the current Fund prospectus dated April 29, 2019. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratios can be found in the Financial Highlights.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500®”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL S&P 500 Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,108.00	$1.22	0.23%

AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,106.60	$2.55	0.48%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,024.05	$1.17	0.23%

AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,022.79	$2.45	0.48%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	23.0%

Health Care	14.1

Financials	12.9

Communication Services	10.3

Consumer Discretionary	9.7

Industrials	9.0

Consumer Staples	7.2

Energy	4.3

Utilities	3.3

Real Estate	3.0

Materials	2.6

Total Common Stocks	99.4

Unaffiliated Investment Companies	0.6

Short-Term Securities Held as Collateral for Securities on Loan	0.1

Total Investment Securities	100.1

Net other assets (liabilities)	(0.1)

Net Assets	100.0%

3

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (99.4%):
Aerospace & Defense (2.4%):
39,988	Arconic, Inc.	$1,230,431
55,393	Boeing Co. (The)	18,044,825
24,279	General Dynamics Corp.	4,281,602
4,192	Huntington Ingalls Industries, Inc.	1,051,689
22,904	L3harris Technologies, Inc.	4,532,014
25,717	Lockheed Martin Corp.	10,013,685
16,239	Northrop Grumman Corp.	5,585,729
28,852	Raytheon Co.	6,339,938
23,664	Textron, Inc.	1,055,414
5,146	TransDigm Group, Inc.	2,881,760
84,057	United Technologies Corp.	12,588,376

		67,605,463

Air Freight & Logistics (0.5%):
14,171	C.H. Robinson Worldwide, Inc.^	1,108,172
17,683	Expeditors International of Washington, Inc.	1,379,628
24,785	FedEx Corp.	3,747,740
72,602	United Parcel Service, Inc., Class B	8,498,790

		14,734,330

Airlines (0.4%):
12,826	Alaska Air Group, Inc.	868,962
40,282	American Airlines Group, Inc.	1,155,288
59,636	Delta Air Lines, Inc.	3,487,512
48,972	Southwest Airlines Co.	2,643,509
22,512	United Airlines Holdings, Inc.*	1,983,082

		10,138,353

Auto Components (0.1%):
26,370	Aptiv plc	2,504,359
21,626	BorgWarner, Inc.	938,136

		3,442,495

Automobiles (0.3%):
403,445	Ford Motor Co.	3,752,039
129,985	General Motors Co.	4,757,450
16,308	Harley-Davidson, Inc.	606,495

		9,115,984

Banks (5.6%):
838,750	Bank of America Corp.	29,540,775
226,191	Citigroup, Inc.	18,070,399
44,730	Citizens Financial Group, Inc.	1,816,485
14,935	Comerica, Inc.	1,071,586
73,246	Fifth Third Bancorp	2,251,582
17,430	First Republic Bank	2,047,154
106,619	Huntington Bancshares, Inc.	1,607,815
324,958	JPMorgan Chase & Co.	45,299,144
102,047	KeyCorp	2,065,431
13,672	M&T Bank Corp.	2,320,822
46,395	People’s United Financial, Inc.	784,076
45,397	PNC Financial Services Group, Inc.	7,246,723
99,166	Regions Financial Corp.	1,701,689
5,387	SVB Financial Group*	1,352,352
138,942	Truist Financial Corp.	7,825,213
147,254	U.S. Bancorp	8,730,690
398,749	Wells Fargo & Co.	21,452,696
17,661	Zions Bancorp	916,959

		156,101,591

Shares		Fair Value
Common Stocks, continued
Beverages (1.8%):
18,939	Brown-Forman Corp., Class B	$1,280,276
399,508	Coca-Cola Co. (The)	22,112,768
17,354	Constellation Brands, Inc., Class C	3,292,922
19,446	Molson Coors Brewing Co., Class B	1,048,139
39,552	Monster Beverage Corp.*	2,513,530
144,471	PepsiCo, Inc.	19,744,852

		49,992,487

Biotechnology (2.0%):
153,214	AbbVie, Inc.	13,565,568
22,865	Alexion Pharmaceuticals, Inc.*	2,472,850
61,561	Amgen, Inc.	14,840,511
18,695	Biogen, Inc.*	5,547,367
131,076	Gilead Sciences, Inc.	8,517,318
18,573	Incyte Corp.*	1,621,794
8,267	Regeneron Pharmaceuticals, Inc.*	3,104,093
26,642	Vertex Pharmaceuticals, Inc.*	5,833,266

		55,502,767

Building Products (0.3%):
13,847	A.O. Smith Corp.	659,671
9,612	Allegion plc	1,197,078
14,472	Fortune Brands Home & Security, Inc.	945,600
79,914	Johnson Controls International plc	3,253,300
29,136	Masco Corp.	1,398,237

		7,453,886

Capital Markets (2.7%):
13,070	Ameriprise Financial, Inc.	2,177,201
86,946	Bank of New York Mellon Corp. (The)	4,375,992
12,219	BlackRock, Inc., Class A+	6,142,491
11,592	Cboe Global Markets, Inc.	1,391,040
118,450	Charles Schwab Corp. (The)	5,633,482
37,128	CME Group, Inc.	7,452,332
23,600	E*TRADE Financial Corp.	1,070,732
28,731	Franklin Resources, Inc.	746,431
33,017	Goldman Sachs Group, Inc.	7,591,600
57,693	Intercontinental Exchange, Inc.	5,339,487
39,268	Invesco, Ltd.	706,039
3,939	MarketAxess Holdings, Inc.	1,493,314
16,813	Moody’s Corp.	3,991,574
127,449	Morgan Stanley	6,515,193
8,820	MSCI, Inc.	2,277,148
11,995	Nasdaq, Inc.	1,284,665
21,952	Northern Trust Corp.	2,332,180
12,851	Raymond James Financial, Inc.	1,149,650
25,321	S&P Global, Inc.	6,913,899
37,636	State Street Corp.	2,977,008
24,210	T. Rowe Price Group, Inc.	2,949,746

		74,511,204

Chemicals (1.9%):
22,810	Air Products & Chemicals, Inc.	5,360,122
11,028	Albemarle Corp.	805,485
12,627	Celanese Corp., Series A	1,554,636
22,502	CF Industries Holdings, Inc.	1,074,245
77,759	Corteva, Inc.	2,298,556
76,823	Dow, Inc.	4,204,523
76,752	DuPont de Nemours, Inc.	4,927,478

See accompanying notes to the financial statements.

4

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
14,083	Eastman Chemical Co.	$1,116,219
25,981	Ecolab, Inc.	5,014,073
13,558	FMC Corp.	1,353,360
10,957	International Flavors & Fragrances, Inc.^	1,413,672
55,654	Linde plc	11,848,738
26,598	LyondellBasell Industries NV, Class A	2,512,979
36,525	Mosaic Co. (The)	790,401
24,557	PPG Industries, Inc.	3,278,114
8,495	Sherwin Williams Co.	4,957,172

		52,509,773

Commercial Services & Supplies (0.4%):
8,656	Cintas Corp.	2,329,156
21,064	Copart, Inc.*	1,915,560
21,823	Republic Services, Inc., Class A	1,955,995
14,362	Rollins, Inc.	476,244
40,365	Waste Management, Inc.	4,599,996

		11,276,951

Communications Equipment (1.0%):
5,669	Arista Networks, Inc.*	1,153,075
439,523	Cisco Systems, Inc.	21,079,522
6,389	F5 Networks, Inc.*	892,224
34,678	Juniper Networks, Inc.	854,119
17,726	Motorola Solutions, Inc.	2,856,368

		26,835,308

Construction & Engineering (0.1%):
14,099	Jacobs Engineering Group, Inc.	1,266,514
14,695	Quanta Services, Inc.	598,233

		1,864,747

Construction Materials (0.1%):
6,443	Martin Marietta Materials, Inc.	1,801,721
13,693	Vulcan Materials Co.	1,971,655

		3,773,376

Consumer Finance (0.7%):
69,518	American Express Co.	8,654,296
48,251	Capital One Financial Corp.	4,965,510
32,427	Discover Financial Services	2,750,458
61,350	Synchrony Financial	2,209,214

		18,579,478

Containers & Packaging (0.4%):
169,029	Amcor plc	1,832,274
8,550	Avery Dennison Corp.	1,118,511
33,893	Ball Corp.	2,191,860
40,710	International Paper Co.	1,874,696
9,779	Packaging Corp. of America	1,095,150
15,649	Sealed Air Corp.	623,300
26,776	WestRock Co.	1,148,958

		9,884,749

Distributors (0.1%):
14,938	Genuine Parts Co.	1,586,864
31,774	LKQ Corp.*	1,134,332

		2,721,196

Diversified Consumer Services (0.0%†):
19,715	H&R Block, Inc.	462,908

Shares		Fair Value
Common Stocks, continued
Diversified Financial Services (1.6%):
202,657	Berkshire Hathaway, Inc., Class B*	$45,901,811

Diversified Telecommunication Services (2.1%):
756,839	AT&T, Inc.	29,577,268
101,585	CenturyLink, Inc.	1,341,938
428,491	Verizon Communications, Inc.	26,309,347

		57,228,553

Electric Utilities (2.0%):
25,108	Alliant Energy Corp.	1,373,910
51,087	American Electric Power Co., Inc.	4,828,232
75,532	Duke Energy Corp.	6,889,274
37,259	Edison International	2,809,701
20,734	Entergy Corp.	2,483,933
23,808	Evergy, Inc.	1,549,663
33,671	Eversource Energy	2,864,392
100,484	Exelon Corp.	4,581,066
55,979	FirstEnergy Corp.	2,720,579
50,640	NextEra Energy, Inc.	12,262,981
11,685	Pinnacle West Capital Corp.	1,050,832
74,790	PPL Corp.	2,683,465
108,655	Southern Co. (The)	6,921,324
54,130	Xcel Energy, Inc.	3,436,714

		56,456,066

Electrical Equipment (0.5%):
23,557	AMETEK, Inc.	2,349,575
42,831	Eaton Corp. plc	4,056,952
63,112	Emerson Electric Co.	4,812,921
11,971	Rockwell Automation, Inc.	2,426,163

		13,645,611

Electronic Equipment, Instruments & Components (0.6%):
30,718	Amphenol Corp., Class A	3,324,609
14,886	CDW Corp.	2,126,316
79,391	Corning, Inc.	2,311,072
14,014	FLIR Systems, Inc.	729,709
3,684	IPG Photonics Corp.*	533,885
19,402	Keysight Technologies, Inc.*	1,991,227
34,651	TE Connectivity, Ltd.	3,320,952
5,633	Zebra Technologies Corp., Class A*	1,438,894

		15,776,664

Energy Equipment & Services (0.4%):
67,507	Baker Hughes Co.	1,730,204
91,066	Halliburton Co.	2,228,385
11,329	Helmerich & Payne, Inc.	514,676
40,152	National-Oilwell Varco, Inc.	1,005,808
143,431	Schlumberger, Ltd.	5,765,927
43,669	Technipfmc plc	936,263

		12,181,263

Entertainment (1.9%):
79,596	Activision Blizzard, Inc.	4,729,594
30,251	Electronic Arts, Inc.*	3,252,285
14,721	Live Nation Entertainment, Inc.*	1,052,110
45,405	Netflix, Inc.*	14,691,696
11,722	Take-Two Interactive Software, Inc.*	1,435,124
186,739	Walt Disney Co. (The)	27,008,062

		52,168,871

See accompanying notes to the financial statements.

5

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts (2.8%):
11,855	Alexandria Real Estate Equities, Inc.	$1,915,531
45,891	American Tower Corp.	10,546,670
15,407	Apartment Investment & Management Co.	795,772
14,531	AvalonBay Communities, Inc.	3,047,151
14,880	Boston Properties, Inc.	2,051,357
43,064	Crown Castle International Corp.	6,121,548
21,625	Digital Realty Trust, Inc.	2,589,378
38,410	Duke Realty Corp.	1,331,675
8,835	Equinix, Inc.	5,156,990
36,272	Equity Residential	2,935,130
6,828	Essex Property Trust, Inc.	2,054,272
13,534	Extra Space Storage, Inc.	1,429,461
7,253	Federal Realty Investment Trust	933,679
51,248	Healthpeak Properties, Inc.	1,766,519
74,304	Host Hotels & Resorts, Inc.	1,378,339
29,692	Iron Mountain, Inc.	946,284
43,919	Kimco Realty Corp.	909,562
11,916	Mid-America Apartment Communities, Inc.	1,571,244
65,453	ProLogis, Inc.	5,834,480
15,564	Public Storage, Inc.	3,314,509
33,665	Realty Income Corp.	2,478,754
17,504	Regency Centers Corp.	1,104,327
11,654	SBA Communications Corp.	2,808,497
31,793	Simon Property Group, Inc.	4,735,885
8,515	SL Green Realty Corp.	782,358
30,470	UDR, Inc.	1,422,949
38,508	Ventas, Inc.	2,223,452
16,278	Vornado Realty Trust	1,082,487
42,039	Welltower, Inc.	3,437,949
76,872	Weyerhaeuser Co.	2,321,534

		79,027,743

Food & Staples Retailing (1.5%):
45,771	Costco Wholesale Corp.	13,453,012
83,241	Kroger Co. (The)	2,413,157
52,862	Sysco Corp.	4,521,815
77,677	Walgreens Boots Alliance, Inc.	4,579,836
146,974	Walmart, Inc.	17,466,390

		42,434,210

Food Products (1.1%):
57,953	Archer-Daniels-Midland Co.	2,686,122
17,547	Campbell Soup Co.	867,173
50,049	Conagra Brands, Inc.	1,713,678
62,619	General Mills, Inc.	3,353,874
15,366	Hershey Co. (The)	2,258,495
28,891	Hormel Foods Corp.	1,303,273
11,897	JM Smucker Co. (The)	1,238,835
25,627	Kellogg Co.	1,772,363
64,793	Kraft Heinz Co. (The)	2,081,799
15,277	Lamb Weston Holdings, Inc.	1,314,280
12,744	McCormick & Co.	2,163,039
149,174	Mondelez International, Inc., Class A	8,216,503
30,560	Tyson Foods, Inc., Class A	2,782,182

		31,751,616

Gas Utilities (0.0%†):
12,467	Atmos Energy Corp.	1,394,559

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies (3.6%):
183,112	Abbott Laboratories	$15,905,107
4,645	ABIOMED, Inc.*	792,391
7,390	Align Technology, Inc.*	2,062,106
52,896	Baxter International, Inc.	4,423,164
28,021	Becton Dickinson & Co.	7,620,871
144,408	Boston Scientific Corp.*	6,530,130
5,158	Cooper Cos., Inc. (The)	1,657,214
66,232	Danaher Corp.	10,165,287
22,839	Dentsply Sirona, Inc.	1,292,459
21,609	Edwards Lifesciences Corp.*	5,041,164
27,533	Hologic, Inc.*	1,437,498
8,852	IDEXX Laboratories, Inc.*	2,311,523
11,974	Intuitive Surgical, Inc.*	7,078,430
138,871	Medtronic plc	15,754,913
14,943	ResMed, Inc.	2,315,717
8,857	Steris plc	1,349,984
33,359	Stryker Corp.	7,003,388
4,761	Teleflex, Inc.	1,792,231
9,475	Varian Medical Systems, Inc.*	1,345,545
21,310	Zimmer Biomet Holdings, Inc.	3,189,681

		99,068,803

Health Care Providers & Services (2.9%):
15,430	AmerisourceBergen Corp.	1,311,859
26,271	Anthem, Inc.	7,934,630
30,303	Cardinal Health, Inc.	1,532,726
42,920	Centene Corp.*	2,698,380
38,689	Cigna Corp.	7,911,514
134,787	CVS Health Corp.	10,013,326
9,447	DaVita, Inc.*	708,808
27,410	HCA Healthcare, Inc.	4,051,472
15,011	Henry Schein, Inc.*	1,001,534
13,721	Humana, Inc.	5,029,021
10,002	Laboratory Corp. of America Holdings*	1,692,038
18,622	McKesson Corp.	2,575,795
13,891	Quest Diagnostics, Inc.	1,483,420
98,158	UnitedHealth Group, Inc.	28,856,489
8,308	Universal Health Services, Inc., Class B	1,191,866
5,224	WellCare Health Plans, Inc.*	1,725,017

		79,717,895

Health Care Technology (0.1%):
32,542	Cerner Corp.	2,388,257

Hotels, Restaurants & Leisure (1.9%):
41,675	Carnival Corp., Class A	2,118,340
2,638	Chipotle Mexican Grill, Inc.*	2,208,296
12,779	Darden Restaurants, Inc.	1,393,039
29,227	Hilton Worldwide Holdings, Inc.	3,241,567
35,012	Las Vegas Sands Corp.	2,417,228
28,114	Marriott International, Inc., Class A	4,257,303
78,025	McDonald’s Corp.	15,418,520
53,355	MGM Resorts International	1,775,121
21,952	Norwegian Cruise Line Holdings, Ltd.*	1,282,216
17,862	Royal Caribbean Cruises, Ltd.	2,384,756
122,358	Starbucks Corp.	10,757,715
9,925	Wynn Resorts, Ltd.	1,378,285
31,337	Yum! Brands, Inc.	3,156,576

		51,788,962

See accompanying notes to the financial statements.

6

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Household Durables (0.4%):
34,822	D.R. Horton, Inc.	$1,836,861
14,995	Garmin, Ltd.	1,462,912
13,620	Leggett & Platt, Inc.	692,305
28,997	Lennar Corp., Class A	1,617,743
6,185	Mohawk Industries, Inc.*	843,510
38,779	Newell Brands, Inc.	745,332
363	NVR, Inc.*	1,382,453
26,393	PulteGroup, Inc.	1,024,048
6,602	Whirlpool Corp.	973,993

		10,579,157

Household Products (1.7%):
25,396	Church & Dwight Co., Inc.	1,786,355
13,003	Clorox Co. (The)	1,996,481
88,795	Colgate-Palmolive Co.	6,112,648
35,517	Kimberly-Clark Corp.	4,885,363
258,373	Procter & Gamble Co. (The)	32,270,787

		47,051,634

Independent Power and Renewable Electricity Producers (0.1%):
69,073	AES Corp. (The)	1,374,553
26,323	NRG Energy, Inc.	1,046,339

		2,420,892

Industrial Conglomerates (1.3%):
59,579	3M Co.	10,510,927
904,845	General Electric Co.	10,098,070
74,030	Honeywell International, Inc.	13,103,310
10,742	Roper Technologies, Inc.	3,805,139

		37,517,446

Insurance (2.3%):
76,048	Aflac, Inc.	4,022,939
33,564	Allstate Corp. (The)	3,774,272
90,132	American International Group, Inc.	4,626,476
24,258	Aon plc	5,052,699
19,458	Arthur J. Gallagher & Co.	1,852,985
6,361	Assurant, Inc.	833,800
46,954	Chubb, Ltd.	7,308,861
15,806	Cincinnati Financial Corp.	1,662,001
4,260	Everest Re Group, Ltd.	1,179,338
10,184	Globe Life, Inc.	1,071,866
37,342	Hartford Financial Services Group, Inc. (The)	2,269,273
20,745	Lincoln National Corp.	1,224,162
26,502	Loews Corp.	1,391,090
52,286	Marsh & McLennan Cos., Inc.	5,825,183
80,987	MetLife, Inc.	4,127,907
26,978	Principal Financial Group, Inc.	1,483,790
60,446	Progressive Corp. (The)	4,375,686
41,649	Prudential Financial, Inc.	3,904,177
26,742	Travelers Cos., Inc. (The)	3,662,317
21,708	Unum Group	633,005
13,321	Willis Towers Watson plc	2,690,043
15,170	WR Berkley Corp.	1,048,247

		64,020,117

Interactive Media & Services (4.9%):
31,043	Alphabet, Inc., Class A*	41,578,684
30,967	Alphabet, Inc., Class C*	41,403,498
249,324	Facebook, Inc., Class A*	51,173,752

Shares		Fair Value
Common Stocks, continued
Interactive Media & Services, continued
80,274	Twitter, Inc.*	$2,572,782

		136,728,716

Internet & Direct Marketing Retail (3.3%):
43,149	Amazon.com, Inc.*	79,732,449
4,337	Booking Holdings, Inc.*	8,907,027
79,121	eBay, Inc.	2,857,059
14,551	Expedia Group, Inc.	1,573,545

		93,070,080

IT Services (5.4%):
65,796	Accenture plc, Class C	13,854,664
16,743	Akamai Technologies, Inc.*	1,446,260
4,244	Alliance Data Systems Corp.	476,177
44,830	Automatic Data Processing, Inc.	7,643,515
11,794	Broadridge Financial Solutions, Inc.	1,457,031
56,731	Cognizant Technology Solutions Corp., Class A	3,518,457
26,656	DXC Technology Co.	1,001,999
63,676	Fidelity National Information Services, Inc.	8,856,695
59,170	Fiserv, Inc.*	6,841,827
9,007	FleetCor Technologies, Inc.*	2,591,494
9,198	Gartner, Inc.*	1,417,412
31,138	Global Payments, Inc.	5,684,553
91,757	International Business Machines Corp.	12,299,108
8,012	Jack Henry & Associates, Inc.	1,167,108
13,782	Leidos Holdings, Inc.	1,349,120
91,974	MasterCard, Inc., Class A	27,462,517
32,953	Paychex, Inc.	2,802,982
121,653	PayPal Holdings, Inc.*	13,159,205
10,705	VeriSign, Inc.*	2,062,639
177,356	Visa, Inc., Class A	33,325,192
43,109	Western Union Co.	1,154,459

		149,572,414

Leisure Products (0.1%):
13,293	Hasbro, Inc.	1,403,874

Life Sciences Tools & Services (1.0%):
32,018	Agilent Technologies, Inc.	2,731,456
15,211	Illumina, Inc.*	5,046,097
18,673	IQVIA Holdings, Inc.*	2,885,165
2,509	Mettler-Toledo International, Inc.*	1,990,340
11,557	PerkinElmer, Inc.	1,122,185
41,545	Thermo Fisher Scientific, Inc.	13,496,723
6,612	Waters Corp.*	1,544,894

		28,816,860

Machinery (1.6%):
57,259	Caterpillar, Inc.	8,456,008
15,851	Cummins, Inc.	2,836,695
32,603	Deere & Co.	5,648,796
15,133	Dover Corp.	1,744,230
13,648	Flowserve Corp.	679,261
30,763	Fortive Corp.	2,349,986
7,945	IDEX Corp.	1,366,540
30,303	Illinois Tool Works, Inc.	5,443,328
24,824	Ingersoll-Rand plc	3,299,606
35,835	PACCAR, Inc.	2,834,549
13,364	Parker Hannifin Corp.	2,750,578
17,093	Pentair plc	784,056

See accompanying notes to the financial statements.

7

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Machinery, continued
5,745	Snap-On, Inc.	$973,203
15,694	Stanley Black & Decker, Inc.	2,601,124
18,920	Wabtec Corp.	1,471,976
18,812	Xylem, Inc.	1,482,197

		44,722,133

Media (1.4%):
16,244	Charter Communications, Inc., Class A*	7,879,639
470,350	Comcast Corp., Class A	21,151,639
35,039	Discovery Communications, Inc., Class C*	1,068,339
16,444	Discovery, Inc., Class A*^	538,377
26,637	DISH Network Corp., Class A*	944,814
37,033	Fox Corp., Class A	1,372,813
16,894	Fox Corp., Class B	614,942
40,171	Interpublic Group of Cos., Inc. (The)	927,950
39,647	News Corp., Class A	560,609
13,127	News Corp., Class B	190,473
22,545	Omnicom Group, Inc.	1,826,596
55,799	ViacomCBS, Inc., B	2,341,884

		39,418,075

Metals & Mining (0.3%):
149,391	Freeport-McMoRan, Inc.	1,960,010
84,634	Newmont Goldcorp Corp.	3,677,347
31,415	Nucor Corp.	1,768,036

		7,405,393

Multiline Retail (0.5%):
26,378	Dollar General Corp.	4,114,440
24,621	Dollar Tree, Inc.*	2,315,605
16,142	Kohl’s Corp.	822,435
32,142	Macy’s, Inc.	546,414
11,220	Nordstrom, Inc.	459,235
52,501	Target Corp.	6,731,153

		14,989,282

Multi-Utilities (1.1%):
25,420	Ameren Corp.	1,952,256
51,626	CenterPoint Energy, Inc.	1,407,841
29,411	CMS Energy Corp.	1,848,187
34,559	Consolidated Edison, Inc.	3,126,553
85,277	Dominion Energy, Inc.	7,062,641
19,855	DTE Energy Co.	2,578,569
39,022	NiSource, Inc.	1,086,372
52,611	Public Service Enterprise Group, Inc.	3,106,680
29,206	Sempra Energy	4,424,125
32,523	WEC Energy Group, Inc.	2,999,596

		29,592,820

Oil, Gas & Consumable Fuels (3.9%):
38,959	Apache Corp.	996,961
41,945	Cabot Oil & Gas Corp.	730,262
195,905	Chevron Corp.	23,608,512
10,557	Cimarex Energy Co.	554,137
20,755	Concho Resources, Inc.	1,817,515
113,683	ConocoPhillips Co.	7,392,805
40,427	Devon Energy Corp.	1,049,889
16,654	Diamondback Energy, Inc.	1,546,490
60,274	EOG Resources, Inc.	5,048,550
438,367	Exxon Mobil Corp.	30,589,250

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
26,834	Hess Corp.	$1,792,780
15,275	HollyFrontier Corp.	774,595
201,252	Kinder Morgan, Inc.	4,260,505
83,660	Marathon Oil Corp.	1,136,103
67,273	Marathon Petroleum Corp.	4,053,198
49,965	Noble Energy, Inc.	1,241,131
92,553	Occidental Petroleum Corp.	3,814,109
42,969	ONEOK, Inc.	3,251,464
46,038	Phillips 66	5,129,094
17,162	Pioneer Natural Resources Co.	2,597,812
42,546	Valero Energy Corp.	3,984,433
126,110	Williams Cos., Inc.	2,991,329

		108,360,924

Personal Products (0.2%):
30,605	Coty, Inc., Class A	344,306
23,058	Estee Lauder Co., Inc. (The), Class A	4,762,400

		5,106,706

Pharmaceuticals (4.6%):
34,011	Allergan plc	6,501,883
242,871	Bristol-Myers Squibb Co.	15,589,889
87,538	Eli Lilly & Co.	11,505,119
272,677	Johnson & Johnson Co.	39,775,395
263,778	Merck & Co., Inc.	23,990,609
53,676	Mylan NV*	1,078,888
14,219	Perrigo Co. plc	734,554
573,366	Pfizer, Inc.	22,464,480
49,347	Zoetis, Inc.	6,531,075

		128,171,892

Professional Services (0.3%):
12,566	Equifax, Inc.	1,760,748
41,545	IHS Markit, Ltd.*	3,130,416
37,008	Nielsen Holdings plc	751,262
12,232	Robert Half International, Inc.	772,451
17,024	Verisk Analytics, Inc.	2,542,364

		8,957,241

Real Estate Management & Development (0.1%):
34,682	CBRE Group, Inc., Class A*	2,125,660

Road & Rail (1.0%):
80,568	CSX Corp.	5,829,900
8,858	J.B. Hunt Transport Services, Inc.	1,034,437
10,324	Kansas City Southern	1,581,224
27,015	Norfolk Southern Corp.	5,244,422
6,657	Old Dominion Freight Line, Inc.	1,263,365
71,923	Union Pacific Corp.	13,002,960

		27,956,308

Semiconductors & Semiconductor Equipment (4.2%):
115,378	Advanced Micro Devices, Inc.*	5,291,235
38,158	Analog Devices, Inc.	4,534,697
95,668	Applied Materials, Inc.	5,839,575
41,097	Broadcom, Inc.	12,987,474
450,685	Intel Corp.	26,973,497
16,348	KLA Corp.	2,912,723
15,031	Lam Research Corp.	4,395,064
28,232	Maxim Integrated Products, Inc.	1,736,550
24,651	Microchip Technology, Inc.	2,581,453

See accompanying notes to the financial statements.

8

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
114,697	Micron Technology, Inc.*	$6,168,405
63,407	NVIDIA Corp.	14,919,667
12,136	Qorvo, Inc.*	1,410,567
118,302	Qualcomm, Inc.	10,437,785
17,603	Skyworks Solutions, Inc.	2,127,851
96,848	Texas Instruments, Inc.	12,424,630
26,000	Xilinx, Inc.	2,542,020

		117,283,193

Software (7.0%):
50,153	Adobe, Inc.*	16,540,961
8,833	ANSYS, Inc.*	2,273,703
22,797	Autodesk, Inc.*	4,182,338
29,169	Cadence Design Systems, Inc.*	2,023,162
12,626	Citrix Systems, Inc.	1,400,223
14,678	Fortinet, Inc.*	1,567,023
26,969	Intuit, Inc.	7,063,990
790,388	Microsoft Corp.	124,644,187
59,007	NortonLifeLock, Inc.	1,505,859
224,458	Oracle Corp.	11,891,785
91,898	Salesforce.com, Inc.*	14,946,291
19,540	ServiceNow, Inc.*	5,516,533
15,575	Synopsys, Inc.*	2,168,040

		195,724,095

Specialty Retail (2.2%):
7,156	Advance Auto Parts, Inc.	1,146,105
2,466	AutoZone, Inc.*	2,937,770
23,473	Best Buy Co, Inc.	2,060,929
16,976	CarMax, Inc.*	1,488,286
22,015	Gap, Inc. (The)	389,225
113,016	Home Depot, Inc. (The)	24,680,435
23,412	L Brands, Inc.	424,225
79,411	Lowe’s Cos., Inc.	9,510,262
7,839	O’Reilly Automotive, Inc.*	3,435,520
37,477	Ross Stores, Inc.	4,363,072
11,104	Tiffany & Co.	1,484,050
125,639	TJX Cos., Inc. (The)	7,671,517
12,376	Tractor Supply Co.	1,156,413
5,890	Ulta Beauty, Inc.*	1,490,995

		62,238,804

Technology Hardware, Storage & Peripherals (4.9%):
432,727	Apple, Inc.	127,070,284
134,066	Hewlett Packard Enterprise Co.	2,126,287
153,535	HP, Inc.	3,155,144
23,841	NetApp, Inc.	1,484,102
23,952	Seagate Technology plc	1,425,144
30,799	Western Digital Corp.	1,954,813
19,535	Xerox Holdings Corp.	720,255

		137,936,029

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (0.7%):
15,772	Capri Holdings, Ltd.*	$601,702
37,618	Hanesbrands, Inc.	558,627
129,096	Nike, Inc., Class B	13,078,716
7,715	PVH Corp.	811,232
5,195	Ralph Lauren Corp.	608,958
28,540	Tapestry, Inc.	769,724
18,915	Under Armour, Inc., Class A*	408,564
19,502	Under Armour, Inc., Class C*	374,048
33,973	VF Corp.	3,385,749

		20,597,320

Tobacco (0.8%):
193,549	Altria Group, Inc.	9,660,031
161,197	Philip Morris International, Inc.	13,716,252

		23,376,283

Trading Companies & Distributors (0.2%):
59,081	Fastenal Co.	2,183,043
7,785	United Rentals, Inc.*	1,298,304
4,479	W.W. Grainger, Inc.	1,516,231

		4,997,578

Water Utilities (0.1%):
18,729	American Water Works Co., Inc.	2,300,858

Wireless Telecommunication Services (0.1%):
32,895	T-Mobile US, Inc.*	2,579,626

Total Common Stocks (Cost $1,326,407,528)		2,772,459,340

Short-Term Securities Held as Collateral for Securities on Loan (0.1%):
3,011,805	BlackRock Liquidity FedFund, Institutional Class, 2.00%(a)(b)	3,011,805

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $3,011,805)		3,011,805

Unaffiliated Investment Companies (0.6%):
Money Markets (0.6%):
18,012,242	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(b)	18,012,242

Total Unaffiliated Investment Companies (Cost $18,012,242)		18,012,242

Total Investment Securities (Cost $1,347,431,575) — 100.1%(c)		2,793,483,387
Net other assets (liabilities) — (0.1)%		(3,453,909)

Net Assets — 100.0%		$2,790,029,478

Percentages indicated are based on net assets as of December 31, 2019.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $2,969,697.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(b)	The rate represents the effective yield at December 31, 2019.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2019

Futures Contracts

Cash of $885,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2019:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/20/20	129	$20,840,595	$161,865

				$161,865

See accompanying notes to the financial statements.

10

AZL S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in non-affiliates, at cost	$1,344,901,983
Investments in affiliates, at cost	2,529,592

Investments in non-affiliates, at value(a)	$2,787,340,896
Investments in affiliates, at value	6,142,491
Cash	13,476
Segregated cash for collateral for futures contracts	885,000
Interest and dividends receivable	2,927,783
Receivable for variation margin on futures contracts	46,229
Reclaims receivable	28,713
Prepaid expenses	10,211

Total Assets	2,797,394,799

Liabilities:
Payable for capital shares redeemed	3,099,691
Payable for collateral received on loaned securities	3,011,805
Manager fees payable	399,567
Administration fees payable	16,289
Distribution fees payable	572,690
Custodian fees payable	13,257
Administrative and compliance services fees payable	9,881
Transfer agent fees payable	2,266
Trustee fees payable	2,430
Other accrued liabilities	237,445

Total Liabilities	7,365,321

Net Assets	$2,790,029,478

Net Assets Consist of:
Paid in capital	$1,231,022,375
Total distributable earnings	1,559,007,103

Net Assets	$2,790,029,478

Class 1
Net Assets	$70,738,132
Shares of beneficial interest (unlimited number of shares authorized, no par value)	3,847,262
Net Asset Value (offering and redemption price per share)	$18.39

Class 2
Net Assets	$2,719,291,346
Shares of beneficial interest (unlimited number of shares authorized, no par value)	149,112,915
Net Asset Value (offering and redemption price per share)	$18.24

(a)	Includes securities on loan of $2,969,697.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$54,495,842
Dividends from affiliates	173,435
Interest	16,837
Income from securities lending	304,615
Foreign withholding tax	(188)

Total Investment Income	54,990,541

Expenses:
Manager fees	4,568,807
Administration fees	704,894
Distribution fees — Class 2	6,548,609
Custodian fees	77,494
Administrative and compliance services fees	45,978
Transfer agent fees	13,052
Trustee fees	143,200
Professional fees	129,965
Shareholder reports	54,706
Other expenses	599,311

Total expenses	12,886,016

Net Investment Income/(Loss)	42,104,525

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	87,832,994
Net realized gains/(losses) on affiliated transactions	205,809
Net realized gains/(losses) on futures contracts	6,102,406
Change in net unrealized appreciation/depreciation on securities	579,840,378
Change in net unrealized appreciation/depreciation on affiliated transactions	1,258,953
Change in net unrealized appreciation/depreciation on futures contracts	107,863

Net realized and Change in net unrealized gains/losses on investments	675,348,403

Change in Net Assets Resulting From Operations	$717,452,928

See accompanying notes to the financial statements.

11

AZL S&P 500 Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$42,104,525	$41,761,267
Net realized gains/(losses) on investments	94,141,209	82,741,138
Change in unrealized appreciation/depreciation on investments	581,207,194	(234,835,380)

Change in net assets resulting from operations	717,452,928	(110,332,975)

Distributions to Shareholders:
Class 1	(3,214,142)	(3,603,867)
Class 2	(118,738,444)	(128,336,323)

Change in net assets resulting from distributions to shareholders	(121,952,586)	(131,940,190)

Capital Transactions:
Class 1
Proceeds from shares issued	612,585	21,167
Proceeds from dividends reinvested	3,214,143	3,603,867
Value of shares redeemed	(10,818,839)	(10,821,638)

Total Class 1 Shares	(6,992,111)	(7,196,604)

Class 2
Proceeds from shares issued	43,218,601	34,574,035
Proceeds from dividends reinvested	118,738,443	128,336,323
Value of shares redeemed	(393,581,816)	(344,688,784)

Total Class 2 Shares	(231,624,772)	(181,778,426)

Change in net assets resulting from capital transactions	(238,616,883)	(188,975,030)

Change in net assets	356,883,459	(431,248,195)
Net Assets:
Beginning of period	2,433,146,019	2,864,394,214

End of period	$2,790,029,478	$2,433,146,019

Share Transactions:
Class 1
Shares issued	35,976	1,308
Dividends reinvested	192,926	221,232
Shares redeemed	(633,051)	(651,499)

Total Class 1 Shares	(404,149)	(428,959)

Class 2
Shares issued	2,632,549	2,171,613
Dividends reinvested	7,183,209	7,936,693
Shares redeemed	(22,984,390)	(20,741,869)

Total Class 2 Shares	(13,168,632)	(10,633,563)

Change in shares	(13,572,781)	(11,062,522)

See accompanying notes to the financial statements.

12

AZL S&P 500 Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Class 1

Net Asset Value, Beginning of Period	$14.72	$16.25	$14.15	$14.31	$14.50

Investment Activities:
Net Investment Income/(Loss)	0.31 (a)	0.29 (a)	0.28	0.28	0.27
Net Realized and Unrealized Gains/(Losses) on Investments	4.20	(0.96)	2.71	1.30	(0.12)

Total from Investment Activities	4.51	(0.67)	2.99	1.58	0.15

Distributions to Shareholders From:
Net Investment Income	(0.31)	(0.31)	(0.17)	(0.31)	(0.34)
Net Realized Gains	(0.53)	(0.55)	(0.72)	(1.43)	—

Total Dividends	(0.84)	(0.86)	(0.89)	(1.74)	(0.34)

Net Asset Value, End of Period	$18.39	$14.72	$16.25	$14.15	$14.31

Total Return(b)	31.27%	(4.63)%	21.60%	11.79%	1.16%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$70,738	$62,599	$76,049	$72,604	$20,022
Net Investment Income/(Loss)	1.81%	1.74%	1.83%	1.98%	1.86%
Expenses Before Reductions (c)	0.24%	0.23%	0.23%	0.24%	0.24%
Expenses Net of Reductions	0.24%	0.23%	0.23%	0.24%	0.24%
Portfolio Turnover Rate(d)	3%	4%	2%	23%	8%

Class 2

Net Asset Value, Beginning of Period	$14.61	$16.13	$14.06	$14.23	$14.40

Investment Activities:
Net Investment Income/(Loss)	0.26 (a)	0.25 (a)	0.24	0.24	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	4.17	(0.95)	2.70	1.29	(0.11)

Total from Investment Activities	4.43	(0.70)	2.94	1.53	0.12

Distributions to Shareholders From:
Net Investment Income	(0.27)	(0.27)	(0.15)	(0.27)	(0.29)
Net Realized Gains	(0.53)	(0.55)	(0.72)	(1.43)	—

Total Dividends	(0.80)	(0.82)	(0.87)	(1.70)	(0.29)

Net Asset Value, End of Period	$18.24	$14.61	$16.13	$14.06	$14.23

Total Return(b)	30.89%	(4.84)%	21.36%	11.45%	0.95%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,719,291	$2,370,547	$2,788,345	$2,562,218	$1,223,566
Net Investment Income/(Loss)	1.56%	1.49%	1.58%	1.75%	1.58%
Expenses Before Reductions(c)	0.49%	0.48%	0.48%	0.49%	0.49%
Expenses Net of Reductions	0.49%	0.48%	0.48%	0.49%	0.49%
Portfolio Turnover Rate(d)	3%	4%	2%	23%	8%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

13

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL S&P 500 Index Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears

14

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2019

expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $29,991 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $3,011,805 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2019, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for long contracts was $21.5 million for the year ended December 31, 2019. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts*	$161,865	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

15

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2019

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$6,102,406	$107,863

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL S&P 500 Index Fund Class 1	0.17%	0.46%

AZL S&P 500 Index Fund Class 2	0.17%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2019, there were no voluntary waivers.

At December 31, 2019, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Shares as of 12/31/2019	Dividend Income	Capital Gains Distributions

BlackRock Inc., Class A	$5,481,410	$93,418	$(897,099)	$205,809	$1,258,953	$6,142,491	12,219	$173,435	$—

	$5,481,410	$93,418	$(897,099)	$205,809	$1,258,953	$6,142,491	12,219	$173,435	$—

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

16

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2019

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $20,043 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$2,772,459,340	$—	$—	$2,772,459,340
Short-Term Securities Held as Collateral for Securities on Loan	3,011,805	—	—	3,011,805
Unaffiliated Investment Companies	18,012,242	—	—	18,012,242

Total Investment Securities	2,793,483,387	—	—	2,793,483,387

Other Financial Instruments:*
Futures Contracts	161,865	—	—	161,865

Total Investments	$2,793,645,252	$—	$—	$2,793,645,252

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL S&P 500 Index Fund	$80,167,140	$387,471,721

17

AZL S&P 500 Index Fund

Notes to the Financial Statements, continued

December 31, 2019

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $1,369,450,540. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,464,064,600
Unrealized (depreciation)	(40,031,753)

Net unrealized appreciation/(depreciation)	$1,424,032,847

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL S&P 500 Index Fund	$40,928,869	$81,023,717	$121,952,586

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL S&P 500 Index Fund	$46,594,080	$85,346,110	$131,940,190

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL S&P 500 Index Fund	$44,219,928	$90,754,322	$—	$1,424,032,853	$1,559,007,103

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, futures contracts, mark-to-market on futures contracts, underlying investments and other miscellaneous differences.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 65% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL S&P 500 Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

19

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 93.89% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $81,023,717.

20

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

22

the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

23

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

25

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL® Small Cap Stock Index Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® Small Cap Stock Index Fund (Class 2 Shares) (the “Fund”) returned 22.19%†. That compared to a 22.78% total return for its benchmark, the S&P SmallCap 600 Index (“Index“)1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap stock performance.*

Equities rebounded in the first quarter as U.S. trade negotiations with China and relatively strong corporate earnings growth helped investor sentiment recover from steep losses at the end of 2018. Stocks and bonds both received a boost from the Federal Reserve Board’s (the Fed) shift to a more dovish tone in January, as it announced it would refrain from interest rate hikes for the near future. Despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation and slowing but stable economic growth.

In the second quarter, the prospect of lower interest rates generally provided a boost to equities. Renewed trade concerns contributed to volatility during the quarter, however, with the S&P 500 Index2 dropping -6.4% after President Trump threatened to increase tariffs against China and Mexico. The 10-year U.S. Treasury yield declined 50 basis points (0.50%) to 2%—the lowest level since 2016—and the resulting negative spread between three-month and 10-year yields added to uncertainty.

Trade tensions were a key focus for domestic and global investors in the third quarter. The Fed lowered interest rates again in July and September to offset that potential risk as well as weak global growth. U.S. manufacturing and consumer sectors showed signs of weakness. The closely monitored two-year, 10-year Treasury yield spread inverted for the first time since the global financial crisis, but ended the quarter in positive territory.

In the fourth quarter, expectations of a U.S.-China trade deal, strong economic growth and easy monetary policy boosted investors’ appetite for risk, although there were still signs of weakness, including in manufacturing. Despite the strength of the U.S. economy, the Fed cut federal fund rates by 25 basis points (0.25%) to 1.75%, marking the third rate cut of the year.

From a sector perspective, the largest contributions in the Index came from the information technology, industrials, and real estate sectors. The only negative contributor was the energy sector.

The Fund uses derivatives for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2019. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.*

Past performance does not guarantee future results.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Small Cap Stock Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600 Index (“S&P 600”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all of the stocks in the S&P 600 in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	Inception Date	1 Year		3 Year	5 Year	10 Year	Since Inception
AZL® Small Cap Stock Index Fund (Class 1 Shares)	10/14/16	22.42	%†	8.12%	—	—	11.97%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	5/1/07	22.19	%†	7.86%	8.99%	12.74%	8.13%
S&P SmallCap 600 Index	5/1/07	22.78%		8.36%	9.56%	13.35%	8.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Small Cap Stock Index Fund (Class 1 Shares)	0.33%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	0.58%

The above expense ratios are based on the current Fund prospectus dated April 29, 2019. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratios can be found in the Financial Highlights.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s SmallCap 600 Index, an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Small Cap Stock Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$1,078.60	$1.73	0.33%

AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,076.80	$3.04	0.58%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$1,023.54	$1.68	0.33%

AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,022.28	$2.96	0.58%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Industrials	17.5%

Financials	17.3

Information Technology	13.8

Consumer Discretionary	13.4

Health Care	11.9

Real Estate	7.3

Materials	4.9

Consumer Staples	4.2

Energy	4.1

Utilities	2.1

Communication Services	2.0

Total Common Stocks	98.5

Rights	— †

Short-Term Securities Held as Collateral for Securities on Loan	4.3

Unaffiliated Investment Companies	1.1

Total Investment Securities	103.9

Net other assets (liabilities)	(3.9)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (98.5%):
Aerospace & Defense (1.6%):
35,456	AAR Corp.	$1,599,066
77,520	Aerojet Rocketdyne Holdings, Inc.*	3,539,563
23,143	AeroVironment, Inc.*	1,428,849
33,415	Cubic Corp.	2,124,192
34,453	Moog, Inc., Class A	2,939,874
5,377	National Presto Industries, Inc.^	475,273
21,107	Park Aerospace Corp., Class C	343,411
53,963	Triumph Group, Inc.	1,363,645

		13,813,873

Air Freight & Logistics (0.6%):
27,382	Atlas Air Worldwide Holdings, Inc.*	754,922
28,398	Echo Global Logistics, Inc.*	587,839
30,234	Forward Air Corp.	2,114,868
35,590	Hub Group, Inc., Class A*	1,825,411

		5,283,040

Airlines (0.9%):
14,161	Allegiant Travel Co.	2,464,580
49,585	Hawaiian Holdings, Inc.	1,452,345
53,915	SkyWest, Inc.	3,484,527

		7,401,452

Auto Components (1.8%):
119,980	American Axle & Manufacturing Holdings, Inc.*	1,290,985
53,412	Cooper Tire & Rubber Co.	1,535,595
17,738	Cooper-Standard Holding, Inc.*	588,192
31,174	Dorman Products, Inc.*	2,360,495
41,245	Fox Factory Holding Corp.*^	2,869,415
78,957	Garrett Motion, Inc.*	788,780
34,894	Gentherm, Inc.*	1,548,945
26,859	LCI Industries	2,877,404
20,545	Motorcar Parts of America, Inc.*^	452,606
21,489	Standard Motor Products, Inc.	1,143,645

		15,456,062

Automobiles (0.2%):
36,039	Winnebago Industries, Inc.	1,909,346

Banks (9.4%):
20,619	Allegiance Bancshares, Inc.*	775,274
70,325	Ameris Bancorp	2,991,626
48,532	Banc of California, Inc.	833,780
34,100	Banner Corp.	1,929,719
46,173	Berkshire Hills Bancorp, Inc.	1,518,168
89,267	Boston Private Financial Holdings, Inc.	1,073,882
86,315	Brookline Bancorp, Inc.	1,420,745
132,423	Cadence Bancorp	2,400,829
30,964	Central Pacific Financial Corp.	915,915
17,795	City Holding Co.	1,458,300
77,360	Columbia Banking System, Inc.	3,147,392
55,536	Community Bank System, Inc.	3,939,724
31,181	Customers Bancorp, Inc.*	742,420
142,336	CVB Financial Corp.	3,071,611
35,849	Eagle Bancorp, Inc.	1,743,337
233,745	First Bancorp	2,475,360
106,970	First Commonwealth Financial Corp.	1,552,135
106,976	First Financial Bancorp	2,721,469
118,174	First Midwest Bancorp, Inc.	2,725,092
14,460	Franklin Financial Network, Inc.	496,412

Shares		Fair Value
Common Stocks, continued
Banks, continued
91,852	Glacier Bancorp, Inc.	$4,224,273
60,275	Great Western Bancorp, Inc.	2,093,954
33,146	Hanmi Financial Corp.	662,754
38,051	Heritage Financial Corp.	1,076,843
133,663	Hope BanCorp, Inc.	1,986,232
36,893	Independent Bank Corp.	3,071,342
32,662	National Bank Holdings Corp.	1,150,356
47,510	NBT Bancorp, Inc.	1,927,006
53,735	OFG Bancorp	1,268,683
182,358	Old National Bancorp	3,335,328
23,606	Opus Bank	610,687
63,935	Pacific Premier Bancorp, Inc.	2,084,601
15,087	Preferred Bank Los Angeles	906,578
41,547	S & T Bancorp, Inc.	1,673,929
55,664	Seacoast Banking Corp of Florida*	1,701,648
50,124	ServisFirst Bancshares, Inc.	1,888,672
121,846	Simmons First National Corp., Class A	3,264,254
34,434	Southside Bancshares, Inc.	1,278,879
13,431	Tompkins Financial Corp.^	1,228,937
25,527	Triumph BanCorp, Inc.*	970,537
85,080	United Community Banks, Inc.	2,627,270
51,462	Veritex Holdings, Inc.	1,499,088
29,250	Westamerica Bancorp^	1,982,273

		80,447,314

Beverages (0.3%):
4,981	Coca-Cola Consolidated, Inc.	1,414,852
14,079	MGP Ingredients, Inc.^	682,128
12,678	National Beverage Corp.*^	646,832

		2,743,812

Biotechnology (1.8%):
52,240	Acorda Therapeutics, Inc.*	106,570
36,500	AMAG Pharmaceuticals, Inc.*^	444,205
63,791	Cytokinetics, Inc.*^	676,823
10,976	Eagle Pharmaceuticals, Inc.*	659,438
46,912	Emergent Biosolutions, Inc.*	2,530,901
17,250	Enanta Pharmaceuticals, Inc.*	1,065,705
121,529	Momenta Pharmaceuticals, Inc.*	2,397,767
79,252	Myriad Genetics, Inc.*	2,158,032
90,755	Progenics Pharmaceuticals, Inc.*	461,943
33,569	Regenxbio, Inc.*	1,375,322
120,201	Spectrum Pharmaceuticals, Inc.*	437,532
56,706	Vanda Pharmaceuticals, Inc.*	930,545
52,850	Xencor, Inc.*^	1,817,512

		15,062,295

Building Products (2.0%):
43,731	AAON, Inc.	2,160,749
16,841	American Woodmark Corp.*	1,760,053
28,318	Apogee Enterprises, Inc.	920,335
34,663	Gibraltar Industries, Inc.*	1,748,402
45,998	Griffon Corp.	935,139
19,386	Insteel Industries, Inc.	416,605
23,955	Patrick Industries, Inc.	1,255,961
61,954	PGT Innovations, Inc.*	923,734
35,357	Quanex Building Products Corp.	603,898
43,240	Simpson Manufacturing Co., Inc.	3,469,144
65,807	Universal Forest Products, Inc.	3,138,994

		17,333,014

See accompanying notes to the financial statements.

4

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Capital Markets (0.8%):
52,288	Blucora, Inc.*	$1,366,808
32,423	Donnelley Financial Solutions, Inc.*	339,469
15,747	Greenhill & Co., Inc.	268,959
17,400	INTL FCStone, Inc.*	849,642
15,703	Piper Jaffray Cos., Inc.	1,255,298
7,049	Virtus Investment Partners, Inc.	858,004
74,844	Waddell & Reed Financial, Inc., Class A^	1,251,392
127,807	WisdomTree Investments, Inc.^	618,586

		6,808,158

Chemicals (2.9%):
29,244	AdvanSix, Inc.*	583,710
28,935	American Vanguard Corp.	563,364
34,465	Balchem Corp.	3,502,678
87,353	Ferro Corp.*	1,295,445
27,086	Futurefuel Corp.	335,596
57,296	GCP Applied Technologies, Inc.*	1,301,192
54,532	H.B. Fuller Co.^	2,812,215
10,292	Hawkins, Inc.	471,477
20,847	Innophos Holdings, Inc.	666,687
26,383	Innospec, Inc.	2,729,058
22,133	Koppers Holdings, Inc.*	845,923
33,734	Kraton Corp.*	854,145
156,040	Livent Corp.*	1,334,142
21,268	LSB Industries, Inc.*	89,326
13,833	Quaker Chemical Corp.	2,275,805
54,736	Rayonier Advanced Materials, Inc.	210,186
21,643	Stepan Co.	2,217,109
26,818	Tredegar Corp.	599,382
41,716	Trinseo SA	1,552,252

		24,239,692

Commercial Services & Supplies (2.1%):
71,209	ABM Industries, Inc.	2,685,291
53,355	Brady Corp., Class A	3,055,107
62,353	Interface, Inc.	1,034,436
33,334	Matthews International Corp., Class A	1,272,359
47,114	Mobile Mini, Inc.	1,786,092
180,496	Pitney Bowes, Inc.^	727,399
77,790	RR Donnelley & Sons Co.	307,271
32,285	Team, Inc.*^	515,591
16,438	UniFirst Corp.	3,320,147
27,190	US Ecology, Inc.	1,574,573
22,006	Viad Corp.	1,485,405

		17,763,671

Communications Equipment (1.1%):
50,654	ADTRAN, Inc.	500,968
19,738	Applied Optoelectronics, Inc.*^	234,487
35,599	CalAmp Corp.*	341,038
25,985	Comtech Telecommunications Corp.	922,208
30,714	Digi International, Inc.*	544,252
130,388	Extreme Networks, Inc.*	960,960
97,183	Harmonic, Inc.*	758,027
32,069	NETGEAR, Inc.*	786,011
35,068	Plantronics, Inc.	958,759
245,949	Viavi Solutions, Inc.*	3,689,236

		9,695,946

Shares		Fair Value
Common Stocks, continued
Construction & Engineering (0.8%):
32,840	Aegion Corp.*	$734,631
51,973	Arcosa, Inc.	2,315,396
39,247	Comfort Systems USA, Inc.	1,956,463
49,816	Granite Construction, Inc.	1,378,409
17,752	MYR Group, Inc.*	578,538

		6,963,437

Construction Materials (0.1%):
16,757	U.S. Concrete, Inc.*	698,097

Consumer Finance (0.5%):
29,458	Encore Capital Group, Inc.*	1,041,635
36,239	Enova International, Inc.*	871,910
56,896	EZCORP, Inc., Class A*	388,031
48,807	PRA Group, Inc.*	1,771,694
5,975	World Acceptance Corp.*	516,240

		4,589,510

Containers & Packaging (0.1%):
37,493	Myers Industries, Inc.	625,383

Distributors (0.2%):
48,676	Core Markt Holdngs Co., Inc.	1,323,500

Diversified Consumer Services (0.7%):
16,525	American Public Education, Inc.*	452,620
76,297	Career Education Corp.*	1,403,102
25,621	Regis Corp.*^	457,847
23,587	Strategic Education, Inc.	3,747,974

		6,061,543

Diversified Financial Services (0.2%):
141,741	FGL Holdings	1,509,542

Diversified Telecommunication Services (1.0%):
11,686	ATN International, Inc.	647,288
52,974	Cincinnati Bell, Inc.*	554,638
44,785	Cogent Communications Holdings, Inc.	2,947,300
78,924	Consolidated Communications Holdings, Inc.	306,225
10,554	Frontier Communications Corp.*^	9,389
103,842	Iridium Communications, Inc.*^	2,558,667
243,496	Vonage Holdings Corp.*^	1,804,305

		8,827,812

Electric Utilities (0.4%):
43,723	El Paso Electric Co.	2,968,354

Electrical Equipment (0.5%):
27,907	AZZ, Inc.	1,282,327
22,392	Encore Wire Corp.	1,285,300
9,641	Powell Industries, Inc.	472,313
19,748	Vicor Corp.*	922,627

		3,962,567

Electronic Equipment, Instruments & Components (4.4%):
32,250	Anixter International, Inc.*	2,970,225
82,334	Arlo Technologies, Inc.*	346,626
31,295	Badger Meter, Inc.	2,031,984
10,457	Bel Fuse, Inc., Class B	214,369
40,344	Benchmark Electronics, Inc.	1,386,220
34,817	CTS Corp.	1,044,858
37,932	Daktronics, Inc.^	231,006
14,453	ePlus, Inc.*	1,218,243
39,641	Fabrinet*	2,570,322

See accompanying notes to the financial statements.

5

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
18,722	FARO Technologies, Inc.*^	$942,653
38,499	Insight Enterprises, Inc.*	2,706,095
37,693	Itron, Inc.*	3,164,328
62,062	KEMET Corp.	1,678,777
92,483	Knowles Corp.*	1,956,015
4,285	Mesa Labs, Inc.	1,068,679
40,007	Methode Electronics, Inc., Class A	1,574,275
18,970	MTS Systems Corp.	911,129
18,340	OSI Systems, Inc.*	1,847,572
31,207	Plexus Corp.*	2,401,067
19,850	Rogers Corp.*	2,475,891
74,592	Sanmina Corp.*	2,554,030
27,011	ScanSource, Inc.*	998,056
104,580	TTM Technologies, Inc.*	1,573,929

		37,866,349

Energy Equipment & Services (1.8%):
135,542	Archrock, Inc.	1,360,842
70,235	Diamond Offshore Drilling, Inc.*^	504,990
38,642	Dril-Quip, Inc.*	1,812,696
21,440	Era Group, Inc.*	218,045
29,574	Exterran Corp.*	231,564
14,748	Geospace Technologies Corp.*	247,324
151,661	Helix Energy Solutions Group, Inc.*	1,460,495
22,840	KLX Energy Services Holdings, Inc.*	147,090
28,949	Matrix Service Co.*	662,353
196,231	McDermott International, Inc.*^	132,770
363,829	Nabors Industries, Ltd.	1,047,828
94,852	Newpark Resources, Inc.*	594,722
265,609	Noble Corp. plc*	324,043
105,348	Oceaneering International, Inc.*	1,570,739
65,166	Oil States International, Inc.*	1,062,857
87,538	Propetro Holding Corp.*	984,803
55,988	RPC, Inc.^	293,377
18,861	SEACOR Holdings, Inc.*	813,852
137,298	TETRA Technologies, Inc.*	269,104
79,506	U.S. Silica Holdings, Inc.	488,962
2,227	Unit Corp.*	1,549
210,661	Valaris plc^	1,381,936

		15,611,941

Entertainment (0.2%):
122,623	Glu Mobile, Inc.*	741,869
24,361	Marcus Corp.	773,949

		1,515,818

Equity Real Estate Investment Trusts (6.6%):
91,369	Acadia Realty Trust	2,369,198
45,546	Agree Realty Corp.	3,195,963
51,084	American Assets Trust, Inc.	2,344,756
60,876	Armada Hoffler Properties, Inc.	1,117,075
102,510	CareTrust REIT, Inc.	2,114,781
185,044	CBL & Associates Properties, Inc.^	194,296
87,508	Cedar Realty Trust, Inc.	258,149
49,273	Chatham Lodging Trust	903,667
21,229	Community Healthcare Trust, Inc.	909,875
212,662	DiamondRock Hospitality Co.	2,356,295
81,017	Easterly Government Properties, Inc.	1,922,533
73,567	Four Corners Property Trust, Inc.	2,073,854

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
114,473	Franklin Street Properties Corp.	$979,889
36,903	Getty Realty Corp.	1,213,002
95,806	Global Net Lease, Inc.	1,942,946
36,805	Hersha Hospitality Trust	535,513
99,776	Independence Realty Trust, Inc.	1,404,846
60,442	Industrial Logistics Properties Trust	1,355,110
12,713	Innovative Industrial Properties, Inc.^	964,535
63,771	iStar, Inc.^	925,317
89,873	Kite Realty Group Trust	1,755,220
265,001	Lexington Realty Trust	2,814,311
42,275	LTC Properties, Inc.	1,892,652
63,837	National Storage Affiliates	2,146,200
51,593	Office Properties Income Trust	1,658,199
62,446	Pennsylvania Real Estate Investment Trust^	332,837
122,572	Retail Opportunity Investments Corp.	2,164,622
85,708	Rpt Realty	1,289,048
13,723	Safehold, Inc.^	553,037
12,302	Saul Centers, Inc.	649,300
111,498	Summit Hotel Properties, Inc.	1,375,885
206,358	Uniti Group, Inc.^	1,694,199
13,751	Universal Health Realty Income Trust	1,613,817
32,441	Urstadt Biddle Properties, Inc., Class A	805,834
195,063	Washington Prime Group, Inc.^	710,029
85,997	Washington Real Estate	2,509,392
42,783	Whitestone REIT	582,704
120,039	Xenia Hotels & Resorts, Inc.	2,594,043

		56,222,929

Food & Staples Retailing (0.6%):
23,812	PriceSmart, Inc.	1,691,128
39,332	SpartanNash Co.	560,088
34,549	The Andersons, Inc.	873,399
27,528	The Chefs’ Warehouse, Inc.*	1,049,092
56,717	United Natural Foods, Inc.*	496,841

		4,670,548

Food Products (1.7%):
68,082	B&G Foods, Inc.^	1,220,710
17,513	Calavo Growers, Inc.	1,586,503
32,322	Cal-Maine Foods, Inc.^	1,381,766
175,146	Darling Ingredients, Inc.*	4,918,099
32,414	Fresh Del Monte Produce, Inc.	1,133,842
16,047	J & J Snack Foods Corp.	2,956,980
9,542	John B Sanfilippo And Son, Inc.	870,994
7,330	Seneca Foods Corp., Class A*	298,991

		14,367,885

Gas Utilities (0.7%):
32,692	Northwest Natural Holding Co.	2,410,381
98,887	South Jersey Industries, Inc.	3,261,293

		5,671,674

Health Care Equipment & Supplies (3.2%):
39,875	AngioDynamics, Inc.*	638,399
15,299	Anika Therapeutics, Inc.*	793,253
37,826	Cardiovascular Systems, Inc.*	1,837,965
30,526	CONMED Corp.	3,413,722
39,931	CryoLife, Inc.*	1,081,731
15,122	Cutera, Inc.*	541,519
7,609	Heska Corp.*	730,007

See accompanying notes to the financial statements.

6

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
19,536	Inogen, Inc.*	$1,334,895
34,934	Integer Holdings Corp.*	2,809,742
36,545	Invacare Corp.	329,636
42,372	Lantheus Holdings, Inc.*	869,050
17,565	LeMaitre Vascular, Inc.	631,462
44,601	Meridian Bioscience, Inc.	435,752
59,017	Merit Medical Systems, Inc.*	1,842,511
36,279	Natus Medical, Inc.*	1,196,844
56,106	Neogen Corp.*	3,661,477
64,975	OraSure Technologies, Inc.*	521,749
20,300	Orthofix Medical, Inc.*	937,454
14,414	Surmodics, Inc.*	597,172
20,521	Tactile Systems Technology, Inc.*	1,385,373
40,774	Varex Imaging Corp.*	1,215,473

		26,805,186

Health Care Providers & Services (3.2%):
14,593	Addus HomeCare Corp.*	1,418,731
49,890	AMN Healthcare Services, Inc.*	3,108,646
36,302	BioTelemetry, Inc.*	1,680,783
127,920	Community Health Systems, Inc.*	370,968
9,824	CorVel Corp.*	858,225
103,929	Covetrus, Inc.*	1,371,863
40,344	Cross Country Healthcare, Inc.*	468,797
62,487	Diplomat Pharmacy, Inc.*	249,948
53,607	Ensign Group, Inc. (The)	2,432,150
40,347	Hanger, Inc.*	1,113,981
31,699	LHC Group, Inc.*	4,366,853
23,223	Magellan Health, Inc.*	1,817,200
68,326	Owens & Minor, Inc.	353,245
12,060	Providence Service Corp.*	713,711
44,903	RadNet, Inc.*	911,531
114,825	Select Medical Holdings Corp.*	2,680,016
28,138	The Pennant Group, Inc.*	930,524
46,485	Tivity Health, Inc.*	945,737
13,663	U.S. Physical Therapy, Inc.	1,562,364

		27,355,273

Health Care Technology (1.1%):
12,992	Computer Programs & Systems, Inc.	342,989
27,756	HealthStream, Inc.*	754,963
94,181	HMS Holdings Corp.*	2,787,758
51,487	NextGen Healthcare, Inc.*	827,396
44,907	Omnicell, Inc.*	3,669,800
20,869	Tabula Rasa Healthcare, Inc.*^	1,015,903

		9,398,809

Hotels, Restaurants & Leisure (1.5%):
20,367	BJ’s Restaurants, Inc.	773,131
92,971	Bloomin’ Brands, Inc.	2,051,870
18,032	Chuy’s Holdings, Inc.*	467,389
32,915	Dave & Buster’s Entertainment, Inc.^	1,322,196
18,013	Dine Brands Global, Inc.^	1,504,446
21,072	El Pollo Loco Holdings, Inc.*	319,030
23,287	Fiesta Restaurant Group, Inc.*	230,308
12,929	Monarch Casino & Resort, Inc.*	627,703
13,516	Red Robin Gourmet Burgers*	446,298
29,117	Ruth’s Hospitality Group, Inc.	633,732
33,165	Shake Shack, Inc., Class A*	1,975,639

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
31,741	Wingstop, Inc.	$2,737,027

		13,088,769

Household Durables (2.4%):
9,199	Cavco Industries, Inc.*	1,797,301
28,879	Century Communities, Inc.*	789,841
25,372	Ethan Allen Interiors, Inc.^	483,590
22,863	Installed Building Products, Inc.*	1,574,575
30,177	iRobot Corp.*^	1,527,862
49,584	La-Z-Boy, Inc.^	1,560,904
21,592	LGI Homes, Inc.*	1,525,475
53,683	M.D.C. Holdings, Inc.	2,048,543
30,326	M/I Homes, Inc.*	1,193,328
38,632	Meritage Corp.*	2,360,802
36,429	TopBuild Corp.*	3,755,101
52,686	Tupperware Brands Corp.	452,046
15,047	Universal Electronics, Inc.*	786,356
35,529	William Lyon Homes, Class A*	709,869

		20,565,593

Household Products (0.5%):
10,256	Central Garden & Pet Co.*	318,654
43,231	Central Garden & Pet Co., Class A*	1,269,262
14,760	WD-40 Co.	2,865,506

		4,453,422

Industrial Conglomerates (0.2%):
38,183	Raven Industries, Inc.	1,315,786

Insurance (2.5%):
50,686	AMBAC Financial Group, Inc.*	1,093,297
98,104	American Equity Investment Life Holding Co.	2,936,252
20,918	Amerisafe, Inc.	1,381,216
21,883	eHealth, Inc.*	2,102,519
34,636	Employers Holdings, Inc.	1,446,053
7,740	HCI Group, Inc.^	353,331
44,757	Horace Mann Educators Corp.	1,954,091
32,841	James River Group Holdings	1,353,377
8,750	Kinsale Capital Group, Inc.	889,525
58,453	ProAssurance Corp.	2,112,491
15,899	Safety Insurance Group, Inc.	1,471,134
25,534	Stewart Information Services Corp.	1,041,532
89,782	Third Point Reinsurance, Ltd.*	944,506
23,678	United Fire Group, Inc.	1,035,439
23,837	United Insurance Holdings Co.	300,585
33,597	Universal Insurance Holdings, Inc.	940,380

		21,355,728

Interactive Media & Services (0.1%):
29,804	Care.com, Inc.*	447,954
49,627	QuinStreet, Inc.*	759,789

		1,207,743

Internet & Direct Marketing Retail (0.4%):
29,160	Liquidity Services, Inc.*	173,794
21,374	PetMed Express, Inc.^	502,716
20,469	Shutterstock, Inc.*^	877,711
17,332	Stamps.com, Inc.*^	1,447,568

		3,001,789

See accompanying notes to the financial statements.

7

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
IT Services (2.2%):
38,706	Cardtronics plc*^	$1,728,223
35,521	CSG Systems International, Inc.	1,839,277
64,019	Evertec, Inc.	2,179,207
36,706	Exlservice Holdings, Inc.*	2,549,599
29,028	ManTech International Corp., Class A	2,318,757
72,326	NIC, Inc.	1,616,486
35,779	Perficient, Inc.*	1,648,339
41,332	Sykes Enterprises, Inc.*	1,528,871
18,954	TTEC Holdings, Inc.	750,957
55,219	Unisys Corp.*	654,897
31,980	Virtusa Corp.*	1,449,653

		18,264,266

Leisure Products (0.4%):
101,005	Callaway Golf Co.	2,141,306
17,661	Sturm, Ruger & Co., Inc.	830,597
62,573	Vista Outdoor, Inc.*	468,046

		3,439,949

Life Sciences Tools & Services (0.8%):
44,414	Luminex Corp.	1,028,628
29,351	Medpace Holdings, Inc.*	2,467,245
112,210	Neogenomics, Inc.*	3,282,143

		6,778,016

Machinery (5.8%):
57,237	Actuant Corp., Class A	1,489,879
10,419	Alamo Group, Inc.	1,308,105
32,845	Albany International Corp., Class A	2,493,592
24,066	Astec Industries, Inc.	1,010,772
50,892	Barnes Group, Inc.	3,153,269
46,018	Briggs & Stratton Corp.^	306,480
38,245	Chart Industries, Inc.*	2,581,155
21,447	CIRCOR International, Inc.*	991,709
15,632	DMC Global, Inc.^	702,502
22,065	EnPro Industries, Inc.	1,475,707
27,962	ESCO Technologies, Inc.	2,586,485
65,440	Federal Signal Corp.	2,110,440
41,441	Franklin Electric Co., Inc.	2,375,398
83,997	Harsco Corp.*	1,932,771
78,668	Hillenbrand, Inc.	2,620,431
33,915	John Bean Technologies Corp.	3,820,865
11,532	Lindsay Corp.	1,106,957
18,204	Lydall, Inc.*	373,546
60,906	Mueller Industries, Inc.	1,933,766
28,597	Proto Labs, Inc.*	2,904,025
47,781	SPX Corp.*	2,431,097
45,648	SPX FLOW, Inc.*	2,230,818
13,274	Standex International Corp.	1,053,292
19,687	Tennant Co.	1,534,011
34,435	The Greenbrier Cos., Inc.	1,116,727
51,332	Titan International, Inc.	185,822
57,445	Wabash National Corp.^	843,867
29,639	Watts Water Technologies, Inc., Class A	2,956,787

		49,630,275

Marine (0.2%):
45,569	Matson, Inc.	1,859,215

Shares		Fair Value
Common Stocks, continued
Media (0.4%):
58,138	E.W. Scripps Co. (The), Class A	$913,348
130,321	Gannett Co, Inc.^	831,448
32,608	Scholastic Corp.	1,253,777
24,937	TechTarget, Inc.*	650,856

		3,649,429

Metals & Mining (1.2%):
337,188	AK Steel Holding Corp.*	1,109,349
52,650	Century Aluminum Co.*	395,665
288,197	Cleveland-Cliffs, Inc.^	2,420,856
13,131	Haynes International, Inc.^	469,827
16,952	Kaiser Aluminum Corp.	1,879,807
21,834	Materion Corp.	1,298,031
9,334	Olympic Steel, Inc.	167,265
91,576	SunCoke Energy, Inc.	570,518
42,676	TimkenSteel Corp.*	335,433
54,860	Warrior Met Coal, Inc.	1,159,192

		9,805,943

Mortgage Real Estate Investment Trusts (1.9%):
152,712	Apollo Commercial Real Estate Finance, Inc.	2,793,101
62,050	Armour Residential REIT, Inc.	1,108,834
100,599	Capstead Mortgage Corp.	796,744
59,065	Granite Point Mortgage Trust, Inc.	1,085,615
154,834	Invesco Mortgage Capital, Inc.	2,577,986
25,280	KKR Real Estate Finance Trust, Inc.	516,218
312,937	New York Mortgage Trust, Inc.	1,949,598
107,130	Pennymac Mortgage Investment Trust	2,387,928
37,060	Ready Capital Corp.	571,465
120,798	Redwood Trust, Inc.	1,997,999

		15,785,488

Multiline Retail (0.2%):
41,641	Big Lots, Inc.	1,195,929
324,632	J.C. Penney Co., Inc.*^	363,588

		1,559,517

Multi-Utilities (0.4%):
71,138	Avista Corp.	3,421,026

Oil, Gas & Consumable Fuels (2.3%):
20,351	Bonanza Creek Energy, Inc.*	474,992
423,100	Callon Petroleum Co.*	2,043,572
27,388	CONSOL Energy, Inc.*	397,400
525,122	Denbury Resources, Inc.*	740,422
35,981	Green Plains, Inc.	555,187
157,419	Gulfport Energy Corp.*	478,554
118,383	HighPoint Resources Corp.*^	200,067
64,889	Jagged Peak Energy, Inc.*^	550,908
189,391	Laredo Petroleum, Inc.*	543,552
308,207	Oasis Petroleum, Inc.*	1,004,755
39,666	PAR Pacific Holdings, Inc.*	921,838
62,926	PDC Energy, Inc.*	1,646,773
14,619	Penn Virginia Corp.*	443,687
252,816	QEP Resources, Inc.	1,137,672
225,286	Range Resources Corp.^	1,092,637
41,337	Renewable Energy Group, Inc.*	1,114,032
5,873	REX American Resources Corp.*	481,351
66,821	Ring Energy, Inc.*	176,407
113,196	SM Energy Co.	1,272,323

See accompanying notes to the financial statements.

8

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
576,075	Southwestern Energy Co.*	$1,394,102
258,515	SRC Energy, Inc.*	1,065,082
21,732	Talos Energy, Inc.*	655,220
98,091	Whiting Petroleum Corp.*^	719,988

		19,110,521

Paper & Forest Products (0.7%):
41,797	Boise Cascade Co.	1,526,845
17,458	Clearwater Paper Corp.*	372,903
41,842	Mercer International, Inc.	514,657
17,936	Neenah, Inc.	1,263,232
47,937	P.H. Glatfelter Co.	877,247
33,066	Schweitzer-Mauduit International, Inc.	1,388,441

		5,943,325

Personal Products (0.8%):
475,235	Avon Products, Inc.	2,680,325
18,902	Inter Parfums, Inc.	1,374,364
12,467	Medifast, Inc.^	1,366,134
13,432	Usana Health Sciences, Inc.*	1,055,084

		6,475,907

Pharmaceuticals (1.9%):
102,866	Akorn, Inc.*	154,299
36,600	Amphastar Pharmaceuticals, Inc.*	706,014
10,058	ANI Pharmaceuticals, Inc.*	620,277
109,886	Corcept Therapeutics, Inc.*^	1,329,621
216,770	Endo International plc*	1,016,651
71,292	Innoviva, Inc.*	1,009,495
36,440	Lannett Co., Inc.*^	321,401
79,546	Medicines Co. (The)*^	6,756,636
44,693	Pacira BioSciences, Inc.*	2,024,592
21,479	Phibro Animal Health Corp., Class A	533,324
55,990	Supernus Pharmaceuticals, Inc.*^	1,328,083

		15,800,393

Professional Services (1.2%):
55,784	Exponent, Inc.	3,849,654
11,493	Forrester Research, Inc.*	479,258
20,413	Heidrick & Struggles International, Inc.	663,423
35,143	Kelly Services, Inc., Class A	793,529
59,115	Korn Ferry	2,506,476
32,489	Resources Connection, Inc.	530,545
41,404	Trueblue, Inc.*	996,180

		9,819,065

Real Estate Management & Development (0.7%):
88,162	Essential Properties Realty Trust, Inc.	2,187,300
25,375	Marcus & Millichap, Inc.*	945,219
19,066	RE/MAX Holdings, Inc., Class A^	733,850
122,558	Realogy Holdings Corp.^	1,186,361
33,765	The St Joe Co.*	669,560

		5,722,290

Road & Rail (0.6%):
26,584	ArcBest Corp.	733,718
49,672	Heartland Express, Inc.	1,045,596
41,856	Marten Transport, Ltd.	899,485
27,831	Saia, Inc.*	2,591,623

		5,270,422

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (3.5%):
41,086	Advanced Energy Industries, Inc.*	$2,925,323
34,407	Axcelis Technologies, Inc.*	829,037
77,391	Brooks Automation, Inc.	3,247,327
23,060	CEVA, Inc.*	621,698
44,026	Cohu, Inc.	1,005,994
44,293	Diodes, Inc.*	2,496,796
24,799	DSP Group, Inc.*	390,336
81,297	FormFactor, Inc.*	2,111,283
24,336	Ichor Holdings, Ltd.*	809,659
67,581	Kulicke & Soffa Industries, Inc.	1,838,203
69,124	MaxLinear, Inc., Class A*	1,466,811
52,188	Onto Innovation, Inc.*	1,906,950
29,726	PDF Solutions, Inc.*^	502,072
71,985	Photronics, Inc.*	1,134,484
31,607	Power Integrations, Inc.	3,126,248
119,599	Rambus, Inc.*	1,647,476
14,090	SMART Global Holdings, Inc.*	534,575
42,917	Ultra Clean Holdings, Inc.*	1,007,262
52,313	Veeco Instruments, Inc.*	768,216
53,124	Xperi Corp.	982,794

		29,352,544

Software (2.3%):
107,419	8x8, Inc.*	1,965,768
22,028	Agilysys, Inc.*	559,731
38,946	Alarm.com Holding, Inc.*	1,673,510
40,825	Bottomline Technologies, Inc.*	2,188,220
23,888	Ebix, Inc.^	798,098
66,365	LivePerson, Inc.*^	2,455,505
8,767	MicroStrategy, Inc., Class A*	1,250,437
34,536	OneSpan, Inc.*	591,256
48,021	Progress Software Corp.	1,995,273
35,805	Qualys, Inc.*	2,985,062
37,373	Sps Commerce, Inc.*	2,071,212
135,583	TiVo Corp.	1,149,744

		19,683,816

Specialty Retail (3.7%):
67,022	Abercrombie & Fitch Co., Class A	1,158,810
20,809	Asbury Automotive Group, Inc.*	2,326,239
39,564	Barnes & Noble Education, Inc.*	168,938
31,029	Boot Barn Holdings, Inc.*	1,381,721
43,363	Caleres, Inc.	1,029,871
23,745	Cato Corp., Class A	413,163
127,806	Chico’s FAS, Inc.	486,941
20,598	Conn’s, Inc.*	255,209
58,430	Designer Brands, Inc., Class A^	919,688
72,999	Express, Inc.*	355,505
63,181	GameStop Corp., Class A^	384,140
15,241	Genesco, Inc.*	730,349
18,786	Group 1 Automotive, Inc.	1,878,601
45,271	Guess?, Inc.	1,013,165
19,728	Haverty Furniture Cos., Inc.	397,716
18,805	Hibbett Sports, Inc.*	527,292
24,210	Lithia Motors, Inc., Class A^	3,558,871
29,850	Lumber Liquidators Holdings, Inc.*^	291,635
22,534	MarineMax, Inc.*	376,092
81,089	Michaels Cos., Inc. (The)*^	656,010

See accompanying notes to the financial statements.

9

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
35,580	Monro, Inc.^	$2,782,357
581,993	Office Depot, Inc.	1,594,661
52,843	Rent-A-Center, Inc.	1,523,992
9,605	Shoe Carnival, Inc.^	358,074
55,634	Signet Jewelers, Ltd.	1,209,483
30,497	Sleep Number Corp.*^	1,501,672
25,931	Sonic Automotive, Inc., Class A^	803,861
52,242	Tailored Brands, Inc.^	216,282
30,956	The Buckle, Inc.^	837,050
16,564	The Children’s Place, Inc.^	1,035,581
22,020	Zumiez, Inc.*	760,571

		30,933,540

Technology Hardware, Storage & Peripherals (0.2%):
126,562	3D Systems Corp.*	1,107,417
81,691	Diebold Nixdorf, Inc.*	862,657

		1,970,074

Textiles, Apparel & Luxury Goods (1.9%):
73,509	Crocs, Inc.*	3,079,292
50,368	Fossil Group, Inc.*	396,900
45,933	G-III Apparel Group, Ltd.*	1,538,756
49,892	Kontoor Brands, Inc.^	2,094,965
17,027	Movado Group, Inc.^	370,167
18,169	Oxford Industries, Inc.	1,370,306
82,866	Steven Madden, Ltd.^	3,564,066
15,279	Unifi, Inc.*	385,948
25,651	Vera Bradley, Inc.*	302,682
86,306	Wolverine World Wide, Inc.	2,911,964

		16,015,046

Thrifts & Mortgage Finance (1.9%):
57,059	Axos Financial, Inc.*	1,727,747
33,106	Dime Community Bancshares, Inc.	691,584
37,297	Flagstar Bancorp, Inc.	1,426,610
26,338	HomeStreet, Inc.*	895,492
37,162	Meta Financial Group, Inc.	1,356,785
73,502	NMI Holdings, Inc., Class A*	2,438,796
46,803	Northfield Bancorp, Inc.	793,779
108,244	Northwest Bancshares, Inc.	1,800,098
64,467	Provident Financial Services, Inc.	1,589,112
105,230	TrustCo Bank Corp NY	912,344
31,074	Wawlker & Dunlop, Inc.	2,009,866

		15,642,213

Tobacco (0.4%):
26,416	Universal Corp.	1,507,297
124,080	Vector Group, Ltd.^	1,661,431

		3,168,728

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Trading Companies & Distributors (0.9%):
41,230	Applied Industrial Technologies, Inc.	$2,749,628
17,142	DXP Enterprises, Inc.*	682,423
18,925	Foundation Building Materials, Inc.*	366,199
45,049	GMS, Inc.*	1,219,927
29,843	Kaman Corp., Class A	1,967,251
13,318	Veritiv Corp.*	261,965

		7,247,393

Water Utilities (0.7%):
39,654	American States Water Co.^	3,435,622
51,696	California Water Service Group^	2,665,446

		6,101,068

Wireless Telecommunication Services (0.2%):
43,668	Shenandoah Telecommunications Co.	1,817,026
18,505	Spok Holdings, Inc.	226,316

		2,043,342

Total Common Stocks (Cost $668,261,495)		834,455,473

Right (0.0%†):
Chemicals (0.0%†):
34,578	Schulman, Inc. CVR, Expires on 12/31/49*(a)	—

Total Right (Cost $—)		—

Short-Term Securities Held as Collateral for Securities on Loan (4.3%):
36,646,070	BlackRock Liquidity FedFund, Institutional Class, 2.00%(b)(c)	36,646,070

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $36,646,070)		36,646,070

Unaffiliated Investment Companies (1.1%):
Money Markets (1.1%):
9,232,738	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(c)	9,232,738

Total Unaffiliated Investment Companies (Cost $9,232,738)		9,232,738

Total Investment Securities (Cost $714,140,303) — 103.9%(d)		880,334,281
Net other assets (liabilities) — (3.9)%		(32,715,693)

Net Assets — 100.0%		$847,618,588

Amount shown as “—” are $0 or round to less than $1.

Percentages indicated are based on net assets as of December 31, 2019.

CVR—Contingency Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $35,820,152.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2019. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(c)	The rate represents the effective yield at December 31, 2019.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2019

Futures Contracts

Cash of $367,600 has been segregated to cover margin requirements for the following open contracts as of December 31, 2019:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index March Future (U.S. Dollar)	3/20/20	157	$13,114,210	$5,088

				$5,088

See accompanying notes to the financial statements.

11

AZL Small Cap Stock Index Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$714,140,303

Investment securities, at value(a)	$880,334,281
Segregated cash for collateral for futures contracts	367,600
Interest and dividends receivable	1,162,351
Receivable for investments sold	3,739,653
Receivable for variation margin on futures contracts	7,641
Reclaims receivable	5
Prepaid expenses	2,798

Total Assets	885,614,329

Liabilities:
Payable for investments purchased	583,554
Payable for capital shares redeemed	315,906
Payable for collateral received on loaned securities	36,646,070
Manager fees payable	185,618
Administration fees payable	6,446
Distribution fees payable	169,181
Custodian fees payable	4,629
Administrative and compliance services fees payable	3,017
Transfer agent fees payable	1,897
Trustee fees payable	742
Other accrued liabilities	78,681

Total Liabilities	37,995,741

Net Assets	$847,618,588

Net Assets Consist of:
Paid in capital	$641,054,049
Total distributable earnings	206,564,539

Net Assets	$847,618,588

Class 1
Net Assets	$44,097,737
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,569,394
Net Asset Value (offering and redemption price per share)	$9.65

Class 2
Net Assets	$803,520,851
Shares of beneficial interest (unlimited number of shares authorized, no par value)	60,729,952
Net Asset Value (offering and redemption price per share)	$13.23

(a)	Includes securities on loan of $35,820,152.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$12,135,318
Interest	7,484
Income from securities lending	574,224
Foreign withholding tax	(4,796)

Total Investment Income	12,712,230

Expenses:
Manager fees	2,145,408
Administration fees	233,412
Distribution fees — Class 2	1,953,691
Custodian fees	26,258
Administrative and compliance services fees	14,334
Transfer agent fees	11,096
Trustee fees	44,581
Professional fees	40,506
Shareholder reports	31,393
Other expenses	189,389

Total expenses	4,690,068

Net Investment Income/(Loss)	8,022,162

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	37,690,438
Net realized gains/(losses) on futures contracts	125,233
Change in net unrealized appreciation/depreciation on securities	117,062,129
Change in net unrealized appreciation/depreciation on affiliated securities	(148,073)
Change in net unrealized appreciation/depreciation on futures contracts	23,813

Net realized and Change in net unrealized gains/losses on investments	154,753,540

Change in Net Assets Resulting From Operations	$162,775,702

See accompanying notes to the financial statements.

12

AZL Small Cap Stock Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$8,022,162	$8,604,923
Net realized gains/(losses) on investments	37,815,671	79,905,096
Change in unrealized appreciation/depreciation on investments	116,937,869	(159,942,782)

Change in net assets resulting from operations	162,775,702	(71,432,763)

Distributions to Shareholders:
Class 1	(6,106,200)	(6,592,781)
Class 2	(81,746,245)	(86,898,788)

Change in net assets resulting from distributions to shareholders	(87,852,445)	(93,491,569)

Capital Transactions:
Class 1
Proceeds from shares issued	281,407	20,593
Proceeds from dividends reinvested	6,106,200	6,592,781
Value of shares redeemed	(6,263,508)	(8,576,640)

Total Class 1 Shares	124,099	(1,963,266)

Class 2
Proceeds from shares issued	10,475,140	55,470,879
Proceeds from dividends reinvested	81,746,245	86,898,788
Value of shares redeemed	(74,193,135)	(144,028,495)

Total Class 2 Shares	18,028,250	(1,658,828)

Change in net assets resulting from capital transactions	18,152,349	(3,622,094)

Change in net assets	93,075,606	(168,546,426)
Net Assets:
Beginning of period	754,542,982	923,089,408

End of period	$847,618,588	$754,542,982

Share Transactions:
Class 1
Shares issued	26,661	1,696
Dividends reinvested	705,919	611,575
Shares redeemed	(623,565)	(716,338)

Total Class 1 Shares	109,015	(103,067)

Class 2
Shares issued	787,490	3,377,911
Dividends reinvested	6,886,794	6,123,946
Shares redeemed	(5,537,516)	(9,375,471)

Total Class 2 Shares	2,136,768	126,386

Change in shares	2,245,783	23,319

See accompanying notes to the financial statements.

13

AZL Small Cap Stock Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016^		2015

Class 1

Net Asset Value, Beginning of Period	$9.26	$11.68	$11.38	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.12 (a)	0.16	0.16	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	1.78	(0.93)	1.24	1.32

Total from Investment Activities	1.90	(0.77)	1.40	1.38

Distributions to Shareholders From:
Net Investment Income	(0.17)	(0.18)	(0.08)	—
Net Realized Gains	(1.34)	(1.47)	(1.02)	—

Total Dividends	(1.51)	(1.65)	(1.10)	—

Net Asset Value, End of Period	$9.65	$9.26	$11.68	$11.38

Total Return(b)	22.42%	(8.59)%	12.94%	13.80	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$44,098	$41,285	$53,319	$54,672
Net Investment Income/(Loss)(d)	1.21%	1.17%	1.21%	1.46%
Expenses Before Reductions(d)(e)	0.33%	0.33%	0.32%	0.32%
Expenses Net of Reductions(d)	0.33%	0.33%	0.32%	0.32%
Portfolio Turnover Rate(f)	14%	19%	16%	86	%(g)

Class 2

Net Asset Value, Beginning of Period	$12.17	$14.88	$14.23	$13.49		$15.43

Investment Activities:
Net Investment Income/(Loss)	0.13 (a)	0.15	0.15	0.07		0.19
Net Realized and Unrealized Gains/(Losses) on Investments	2.40	(1.25)	1.59	3.06		(0.58)

Total from Investment Activities	2.53	(1.10)	1.74	3.13		(0.39)

Distributions to Shareholders From:
Net Investment Income	(0.13)	(0.14)	(0.07)	(0.16)		(0.17)
Net Realized Gains	(1.34)	(1.47)	(1.02)	(2.23)		(1.38)

Total Dividends	(1.47)	(1.61)	(1.09)	(2.39)		(1.55)

Net Asset Value, End of Period	$13.23	$12.17	$14.88	$14.23		$13.49

Total Return(b)	22.19%	(8.93)%	12.75%	25.71%		(2.49)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$803,521	$713,258	$869,770	$909,979		$276,006
Net Investment Income/(Loss)	0.96%	0.93%	0.96%	1.19%		0.96%
Expenses Before Reductions(e)	0.58%	0.58%	0.57%	0.58%		0.59%
Expenses Net of Reductions	0.58%	0.58%	0.57%	0.58%		0.59%
Portfolio Turnover Rate(f)	14%	19%	16%	86	%(g)	16%

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(g)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

See accompanying notes to the financial statements.

14

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Small Cap Stock Index Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance

15

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2019

Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $56,656 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $36,646,070 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2019, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for long contracts was $10.2 million for the year ended December 31, 2019. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts*	$5,088	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

16

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2019

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$125,233	$23,813

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Small Cap Stock Index Fund Class 1	0.26%	0.46%
AZL Small Cap Stock Index Fund Class 2	0.26%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2019, there were no voluntary waivers.

At December 31, 2018, the Fund’s Schedule of Portfolio Investments included Affiliated Securities valued at $1,271,988. At December 31, 2019 those securities are no longer affiliates to the Fund. The impact incurred by the Fund is reflected on Statement of Operations as “Change in net unrealized appreciation/depreciation on affiliated securities.”

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $6,205 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

17

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2019

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total
Common Stocks+	$834,455,473	$—	$—		$834,455,473
Rights	—	—	—	#	—
Short-Term Securities Held as Collateral for Securities on Loan	36,646,070	—	—		36,646,070
Unaffiliated Investment Companies	9,232,738	—	—		9,232,738

Total Investment Securities	880,334,281	—	—		880,334,281

Other Financial Instruments:*
Futures Contracts	5,088	—	—		5,088

Total Investments	$880,339,369	$—	$—		$880,339,369

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2019.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Small Cap Stock Index Fund	$114,701,551	$181,136,262

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives

18

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2019

also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $719,059,883. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$232,582,289
Unrealized (depreciation)	(71,307,891)

Net unrealized appreciation/(depreciation)	$161,274,398

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Small Cap Stock Index Fund	$9,043,377	$78,809,068	$87,852,445

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Small Cap Stock Index Fund	$35,593,192	$57,898,377	$93,491,569

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Small Cap Stock Index Fund	$11,392,438	$33,897,705	$—	$161,274,398	$206,564,541

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and other miscellaneous differences.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 60% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL Small Cap Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Small Cap Stock Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

20

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 95.82% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2019, the Fund declared net short-term capital gain distributions of $1,042,836.

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $78,809,068.

21

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

23

the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

24

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

26

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

AZL ® T. Rowe Price Capital Appreciation Fund

Annual Report

December 31, 2019

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® T. Rowe Price Capital Appreciation Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® T. Rowe Price Capital Appreciation Fund and T. Rowe Price Associates, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2019?

For the year ended December 31, 2019, the AZL® T. Rowe Price Capital Appreciation Fund (the “Fund”) returned

24.38%†. That compared to a 31.49%, 8.72% and 22.11% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Moderate Composite Index1, respectively.

U.S. stocks surged in 2019, as equities rebounded strongly from deep losses in the fourth quarter of 2018. Several major indexes hit new all-time highs in the latter part of the year under review. A major driver of U.S. market performance was the Federal Reserve Board’s (the Fed) decision to keep interest rates steady in the first half of the year and then reduce rates three times starting in late July. The Fed described this as a “mid-cycle adjustment” of its monetary policy, which previously included nine rate increases.

U.S.-China trade discussions were another major driver of market sentiment in 2019. At multiple times throughout the year, it appeared the two sides were close to reaching a trade agreement only to have tensions flare up and dampen the optimism. Markets often rose and fell in response. A preliminary “phase-one” trade deal was not officially struck until mid-December. As part of the agreement the U.S. would lower the tariff rate on about $120 billion in Chinese goods from 15% to 7.5%, while canceling the tariffs on $160 billion worth of Chinese goods that were scheduled to take effect. The deal was met with a muted reaction by equity markets to close out the period.

The equity portion of the Fund outperformed the S&P 500 Index while its fixed income holdings posted a positive return during the one-year period, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index. Within equities, stock selection in the financials and healthcare sectors contributed the most to relative performance. These benefits were partly offset by stock selection in the information technology sector which detracted from relative results.*

The Fund’s above-benchmark exposure to high-yield securities within its fixed income holdings helped drive its outperformance relative to its fixed income benchmark. The portfolio’s underweight position to Treasuries also contributed to relative results.*

Overall, the Fund’s exposure to equities decreased compared to the beginning of the period, as the Fund trimmed stocks in the financials and information technology sectors.*

The Fund’s overall weighting in fixed income decreased during the year, as the subadvisor selectively sold U.S. Treasuries and investment-grade corporate bonds. The cash position increased compared to the beginning of the period because of these shifts.*

The Fund maintained exposure to covered call options—a type of derivative that provided downside protection for the portfolio while offering the benefits of owning a stock, such as dividends and capital appreciation, so long as the stock remains below the option strike price. The covered call strategy for the Fund made a modestly positive contribution to the Funds return.*

Past performance does not guarantee future results.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2019.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® T. Rowe Price Capital Appreciation Fund (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 50% of its net assets in the common stock of established U.S. Companies that have above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by the Fund may decline in value due to rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2019

	1 Year	3 Year	5 Year	10 Year
AZL® T. Rowe Price Capital Appreciation Fund	24.38%†	12.83%	10.23%	11.04%
S&P 500 Index	31.49%	15.27%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.75%
Moderate Composite Index	22.11%	10.89%	8.35%	9.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® T. Rowe Price Capital Appreciation Fund	1.06%

The above expense ratio is based on the current Fund prospectus dated April 29, 2019. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses such as interest expense and acquired fund fees and expenses, to 1.20% through April 30, 2021. Additional information pertaining to the December 31, 2019 expense ratio can be found in the Financial Highlights.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 1.05%.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL T. Rowe Price Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL T Rowe Price Capital Appreciation Fund	$1,000.00	$1,060.80	$5.19	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 - 12/31/19*	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

AZL T Rowe Price Capital Appreciation Fund	$1,000.00	$1,020.16	$5.09	1.00%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Total Common Stocks and Total Preferred Stocks	67.6%

Corporate Bonds	17.0

Unaffiliated Investment Companies	10.1

Bank Loans	3.9

Convertible Preferred Stocks	1.2

Yankee Dollars	0.7

Asset Backed Securities	0.4

Short-Term Securities Held as Collateral for Securities on Loan	— †

Total Investment Securities	100.9

Net other assets (liabilities)	(0.9)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2019

Shares		Fair Value
Common Stocks (63.5%):
Auto Components (0.6%):
79,428	Aptiv plc	$7,543,277

Banks (0.3%):
21,700	PNC Financial Services Group, Inc.	3,463,971

Beverages (1.1%):
497,725	Keurig Dr Pepper, Inc.	14,409,139

Capital Markets (2.5%):
150,235	Intercontinental Exchange, Inc.	13,904,249
65,947	S&P Global, Inc.	18,006,829

		31,911,078

Commercial Services & Supplies (1.0%):
138,722	Waste Connections, Inc.	12,594,570

Electric Utilities (4.4%):
256,836	American Electric Power Co., Inc.	24,273,570
66,961	Eversource Energy	5,696,372
32,148	NextEra Energy, Inc.	7,784,960
306,665	Xcel Energy, Inc.	19,470,161

		57,225,063

Electronic Equipment, Instruments & Components (0.6%):
78,307	TE Connectivity, Ltd.	7,504,943

Equity Real Estate Investment Trusts (0.1%):
5,900	American Tower Corp.	1,355,938

Health Care Equipment & Supplies (7.7%):
445,113	Alcon, Inc.*	25,220,735
115,641	Becton Dickinson & Co.	31,450,884
216,065	Danaher Corp.	33,161,657
268,007	Envista Holdings Corp.*	7,943,727

		97,777,003

Health Care Providers & Services (1.0%):
42,300	UnitedHealth Group, Inc.	12,435,354

Hotels, Restaurants & Leisure (2.8%):
153,831	Hilton Worldwide Holdings, Inc.	17,061,396
20,000	McDonald’s Corp.	3,952,200
150,130	Yum! Brands, Inc.	15,122,595

		36,136,191

Industrial Conglomerates (5.7%):
4,057,482	General Electric Co.	45,281,500
77,476	Roper Technologies, Inc.	27,444,323

		72,725,823

Insurance (3.0%):
345,778	Marsh & McLennan Cos., Inc.	38,523,127

Interactive Media & Services (4.0%):
1,923	Alphabet, Inc., Class A*	2,575,647
22,288	Alphabet, Inc., Class C*	29,799,502
87,000	Facebook, Inc., Class A*	17,856,750

		50,231,899

Internet & Direct Marketing Retail (2.1%):
14,434	Amazon.com, Inc.*	26,671,723

Shares		Fair Value
Common Stocks, continued
IT Services (8.5%):
348,052	Fiserv, Inc.*	$40,245,253
116,455	Global Payments, Inc.	21,260,025
251,048	Visa, Inc., Class A	47,171,918

		108,677,196

Life Sciences Tools & Services (5.8%):
272,030	Avantor, Inc.*	4,937,345
415,584	PerkinElmer, Inc.	40,353,205
89,798	Thermo Fisher Scientific, Inc.	29,172,676

		74,463,226

Machinery (2.1%):
346,242	Fortive Corp.	26,449,426

Multi-Utilities (1.2%):
534,370	NiSource, Inc.	14,876,861

Oil, Gas & Consumable Fuels (0.3%):
39,800	Concho Resources, Inc.	3,485,286

Semiconductors & Semiconductor Equipment (3.7%):
248,693	Maxim Integrated Products, Inc.	15,297,106
124,646	NXP Semiconductors NV	15,862,450
122,600	Texas Instruments, Inc.	15,728,354

		46,887,910

Software (4.3%):
344,900	Microsoft Corp.	54,390,730

Water Utilities (0.7%):
74,435	American Water Works Co., Inc.	9,144,340

Total Common Stocks (Cost $588,258,258)		808,884,074

Preferred Stocks (4.1%):
Banks (1.5%):
100,000	JPMorgan Chase & Co., Series D, 5.26%, 10/31/19	2,733,000
7,099	U.S. Bancorp, Series F, 6.50%, 9/27/19	196,074
40,000	U.S. Bancorp, Series K, 5.50%, 12/30/19	1,096,800
10,313	Wells Fargo & Co., Series L, Class A, 5.17%, 11/27/19	14,953,850

		18,979,724

Capital Markets (0.1%):
55,900	Charles Schwab Corp. (The), Series C, 6.00%, 11/14/19	1,453,400
3,600	Charles Schwab Corp. (The), Series D, 5.62%, 11/14/19^	95,400

		1,548,800

Electric Utilities (0.5%):
30,000	Alabama Power Co., Series A	812,400
100,000	Duke Energy Corp., 5.63%, 9/15/78	2,705,000
5,180	SCE Trust III, Series H, 5.75%, 12/12/19, Perpetual Bond	126,340
99,331	SCE Trust IV, Series J, 5.38%, 12/31/49	2,434,603
7,868	SCE Trust V, Series K, 5.52%, 12/12/19	194,104

		6,272,447

Health Care Equipment & Supplies (0.8%):
151,708	Becton Dickinson & Co., Series A, 4.68%, 9/13/19	9,930,806

See accompanying notes to the financial statements.

4

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Preferred Stocks, continued
Multi-Utilities (1.2%):
150,000	CMS Energy Corp., 5.88%, 10/15/78	$4,015,500
200,000	CMS Energy Corp., 5.88%, 3/1/79	5,462,000
100,000	DTE Energy Co., Series E, 5.25%, 12/1/77	2,644,000
100,000	NiSource, Inc., Series B, 6.01%, 11/21/19	2,788,000

		14,909,500

Total Preferred Stocks (Cost $45,613,127)		51,641,277

Convertible Preferred Stocks (1.2%):
Electric Utilities (0.1%):
31,261	American Electric Power Co., Inc., 4.95%, 3/15/22	1,692,158

Life Sciences Tools & Services (0.8%):
160,617	Avantor, Inc., Series A, 6.25%, 5/15/22	10,118,871

Machinery (0.3%):
3,209	Fortive Corp., Series A, 0.03%, 7/1/21	3,121,587

Total Convertible Preferred Stocks (Cost $12,802,900)		14,932,616

Asset Backed Securities (0.4%):
$1,446,480	Dominos Pizza Master Issuer LLC, Class A23, Series 2018-1A, 4.12%, 7/25/47, Callable 7/25/24 @ 100(a)	1,494,870
1,372,625	Dominos Pizza Master Issuer LLC, Class A2I, Series 2018-1A, 4.12%, 7/25/48, Callable 10/25/22 @ 100(a)	1,410,716
645,000	Domino’s Pizza Master Issuer LLC, Class A2, Series 2019-1A, 3.67%, 10/25/49, Callable 10/25/26 @ 100(a)	645,110
913,360	Wendy’s Funding LLC, Class A2I, Series 2018-1A, 3.57%, 3/15/48, Callable 3/15/22 @ 100(a)	917,575

Total Asset Backed Securities (Cost $4,341,282)		4,468,271

Bank Loans (3.9%):
Airlines (0.1%):
1,250,000	Delta 2 Lux Sarl, 0.00%, 2/1/24	1,254,300

Chemicals (1.1%):
557,251	H.B. Fuller Co. Term Loan B-1, 3.83% (US0003M), 10/20/24, Callable 2/7/20 @ 100	558,527
13,098,281	Kronos, Inc./ M.A. Term Loan B-1, 4.93% (US0003M), 11/1/23, Callable 2/7/20 @ 100	13,156,437

		13,714,964

Diversified Telecommunication Services (0.2%):
691,117	Zayo Group LLC Term Loan B1-1, 3.83% (US0003M), 1/19/21, Callable 2/7/20 @ 100	692,091
1,250,000	Zayo Group LLC Term Loan B2-1, 4.08% (US0003M), 1/19/24, Callable 2/7/20 @ 100	1,253,188

		1,945,279

Health Care Providers & Services (0.1%):
1,400,638	NVA Holdings, Inc. Term Loan B3-1, 4.65% (US0003M), 2/2/25, Callable 2/7/20 @ 100	1,399,182

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Bank Loans, continued
Insurance (0.8%):
$355,000	AmWINS Group, Inc., 4.68% (US0003M), 1/25/24, Callable 2/7/20 @ 101	$357,485
9,715,735	HUB International, Ltd., 4.93% (US0003M), 4/25/25, Callable 2/7/20 @ 100	9,702,910

		10,060,395

IT Services (1.1%):
245,034	Gartner, Inc., 3.93% (US0003M), 3/20/22	245,647
14,566,833	Refinitiv US Holdings, Inc. Term Loan B-1, 4.93% (US0001M), 10/1/25	14,690,651

		14,936,298

Pharmaceuticals (0.0%†):
71,203	Prestige Brands, Inc. Term Loan B5-1, 3.93% (US0003M), 1/26/24, Callable 2/7/20 @ 100	71,613

Software (0.5%):
5,772,031	CCC Information Services, Inc. Term Loan B-1, 4.68% (US0003M), 4/29/24, Callable 2/7/20 @ 100	5,779,246
503,738	Ultimate Software Term Loan B-1l Bankdebt, 0.00%, 5/3/26	506,649

		6,285,895

Total Bank Loans (Cost $49,392,605)		49,667,926

Corporate Bonds (17.0%):
Aerospace & Defense (0.1%):
50,000	Moog, Inc., 5.25%, 12/1/22, Callable 1/13/20 @ 101.31(a)	50,675
1,730,000	Northrop Grumman Corp., 2.55%, 10/15/22, Callable 9/15/22 @ 100	1,756,126

		1,806,801

Airlines (0.0%†):
241,869	U.S. Airways Group, Inc., Series 2010-1A, 6.25%, 10/22/24	263,208

Banks (0.3%):
2,145,000	PNC Financial Services Group, Inc., Series S, 5.00% (US0003M+330 bps), 12/31/49, Callable 11/1/26 @ 100	2,303,194
875,000	US BanCorp, 5.30% (US0003M+291 bps), Callable 4/15/27 @ 100	961,406

		3,264,600

Building Products (0.0%†):
280,000	Lennox International, Inc., 3.00%, 11/15/23, Callable 9/15/23 @ 100	284,828

Capital Markets (0.3%):
1,060,000	Bank of New York Mellon Corp. (The), 4.62% (US0003M+313 bps), 12/29/49, Callable 9/20/26 @ 100	1,113,265

See accompanying notes to the financial statements.

5

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$1,865,000	Bank of New York Mellon Corp. (The), Series E, 4.95% (US0003M+342 bps), Callable 6/20/20 @ 100	$1,883,650
1,355,000	State Street Corp., Series F, 5.25% (US0003M+360 bps), Callable 9/15/20 @ 100	1,388,875

		4,385,790

Chemicals (0.0%†):
64,834	USI, Inc., 0.00% (US0003M), 5/16/24, Callable 2/7/20 @ 100	64,769

Containers & Packaging (0.6%):
4,807,743	Reynolds Group Issuer, Inc., 5.75%, 10/15/20, Callable 2/10/20 @ 100	4,807,743
1,560,000	Reynolds Group Issuer, Inc., 5.50% (US0003M+350 bps), 7/15/21, Callable 2/10/20 @ 100(a)	1,561,950
1,230,000	Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 2/10/20 @ 102.56(a)	1,259,213

		7,628,906

Diversified Consumer Services (0.1%):
1,075,000	Service Corp. International, 5.38%, 5/15/24, Callable 2/10/20 @ 102.69	1,107,250

Diversified Financial Services (0.1%):
815,000	Level 3 Communications, Inc., 5.38%, 8/15/22, Callable 2/10/20 @ 100	818,056

Diversified Telecommunication Services (0.3%):
1,225,000	Verizon Communications, 3.13%, 3/16/22	1,255,923
1,225,000	Verizon Communications, 2.89% (US0003M+100 bps), 3/16/22	1,245,449
1,789,000	Zayo Group LLC /Zayo Capital, Inc., 5.75%, 1/15/27, Callable 1/15/22 @ 102.88(a)	1,818,071

		4,319,443

Electric Utilities (0.2%):
230,000	American Electric Power Co., Inc., Series I, 3.65%, 12/1/21	237,065
300,000	Edison International, 2.13%, 4/15/20^	299,858
750,000	Eversource Energy, 2.75%, 3/15/22, Callable 2/15/22 @ 100	760,378
365,000	Eversource Energy, Series N, 3.80%, 12/1/23, Callable 11/1/23 @ 100	381,951
690,000	NextEra Energy Capital Holdings, Inc., 2.90%, 4/1/22	701,431
600,000	Wisconsin Public Service Corp., 3.35%, 11/21/21	617,210

		2,997,893

Electronic Equipment, Instruments & Components (0.1%):
750,000	Amphenol Corp., 2.20%, 4/1/20	750,554

Entertainment (2.6%):
805,000	Netflix, Inc., 5.38%, 2/1/21	829,150
590,000	Netflix, Inc., 5.50%, 2/15/22	623,925
1,690,000	Netflix, Inc., 5.88%, 2/15/25	1,886,463

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Entertainment, continued
$4,685,000	Netflix, Inc., 4.38%, 11/15/26	$4,790,413
8,498,000	Netflix, Inc., 4.88%, 4/15/28	8,837,920
8,400,000	Netflix, Inc., 5.88%, 11/15/28	9,292,500
4,980,000	Netflix, Inc., 6.38%, 5/15/29	5,621,175

		31,881,546

Equity Real Estate Investment Trusts (1.0%):
595,000	American Tower Corp., Series J, 3.30%, 2/15/21, Callable 1/15/21 @ 100	602,288
1,530,000	Crown Castle International Corp., 4.88%, 4/15/22	1,618,420
3,895,000	Crown Castle International Corp., 5.25%, 1/15/23	4,224,256
385,000	Equinix, Inc., 5.38%, 1/1/22	390,294
2,495,000	SBA Communications Corp., 4.88%, 7/15/22, Callable 2/10/20 @ 101.22	2,529,306
2,007,000	SBA Communications Corp., 4.00%, 10/1/22, Callable 2/10/20 @ 102	2,044,631
891,000	SBA Communications Corp., 4.88%, 9/1/24, Callable 2/10/20 @ 103.66	926,640

		12,335,835

Food Products (0.6%):
510,000	Conagra Brands, Inc., 2.70% (US0003M+75 bps), 10/22/20, Callable 1/21/20 @ 100	509,913
2,925,000	Conagra Brands, Inc., 3.80%, 10/22/21	3,014,154
4,220,000	Nestle Holdings, Inc., 3.10%, 9/24/21, Callable 8/24/21 @ 100(a)	4,304,936

		7,829,003

Health Care Equipment & Supplies (0.7%):
1,080,000	Becton Dickinson & Co., 2.92% (US0003M+103 bps), 6/6/22	1,086,610
2,455,000	Becton Dickinson & Co., 2.89%, 6/6/22, Callable 5/6/22 @ 100	2,494,930
1,690,000	Becton Dickinson & Co., 3.36%, 6/6/24, Callable 4/6/24 @ 100	1,757,355
1,340,000	Hologic, Inc., 4.38%, 10/15/25, Callable 10/15/20 @ 102.19(a)	1,383,550
1,260,000	Teleflex, Inc., 4.88%, 6/1/26, Callable 6/1/21 @ 102.44	1,318,275
1,085,000	Teleflex, Inc., 4.63%, 11/15/27, Callable 11/15/22 @ 102.31	1,150,100

		9,190,820

Health Care Providers & Services (0.3%):
305,000	Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21(a)	316,056
530,000	HCA Holdings, Inc., 6.25%, 2/15/21	553,188
2,600,000	NVA Holdings, 0.00%, 9/19/22	2,593,500

		3,462,744

Hotels, Restaurants & Leisure (2.0%):
1,401,000	Cedar Fair, LP /Canada’s Wonderland Co. /Magnum Management Corp., 5.38%, 6/1/24, Callable 2/10/20 @ 102.69	1,437,776

See accompanying notes to the financial statements.

6

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$1,718,000	Cedar Fair, LP /Canada’s Wonderland Co. /Magnum Management Corp., 5.38%, 4/15/27, Callable 4/15/22 @ 102.69	$1,840,408
690,000	Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24, Callable 1/31/20 @ 102.13	702,075
3,280,000	KFC Holding Co. /Pizza Hut Holdings LLC /Taco Bell of America LLC, 5.25%, 6/1/26, Callable 6/1/21 @ 102.63(a)	3,468,600
5,178,000	KFC Holding Co. /Pizza Hut Holdings LLC /Taco Bell of America LLC, 4.75%, 6/1/27, Callable 6/1/22 @ 102.38(a)	5,462,789
1,770,000	KFC Holding Co. /Pizza Hut Holdings LLC /Taco Bell Of America LLC, 5.00%, 6/1/24, Callable 2/10/20 @ 103.75(a)	1,836,375
415,000	Marriott International, Inc., 2.54% (US0003M+65 bps), 3/8/21	416,257
525,000	Six Flags Entertainment Corp., 4.88%, 7/31/24, Callable 2/10/20 @ 103.66(a)	544,031
190,000	Six Flags Entertainment Corp., 5.50%, 4/15/27, Callable 4/15/22 @ 102.75(a)	202,113
1,695,000	Yum! Brands, Inc., 3.88%, 11/1/20, Callable 8/1/20 @ 100	1,711,950
3,569,000	Yum! Brands, Inc., 3.75%, 11/1/21, Callable 8/1/21 @ 100	3,649,303
1,672,000	Yum! Brands, Inc., 3.88%, 11/1/23, Callable 8/1/23 @ 100	1,724,250
1,042,000	Yum! Brands, Inc., 6.88%, 11/15/37	1,208,720
1,834,000	Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	1,829,415

		26,034,062

Industrial Conglomerates (0.5%):
4,917,000	General Electric Co., Series D, 5.00% (US0003M+333 bps), Callable 1/21/21 @ 100	4,830,952
1,220,000	Roper Technologies, Inc., 3.65%, 9/15/23, Callable 8/15/23 @ 100	1,280,678

		6,111,630

Insurance (0.3%):
2,765,000	Hub International, Ltd., 0.00% (US0001M), 4/25/25, Callable 2/7/20 @ 101	2,790,383
530,000	Marsh & McLennan Cos., Inc., 2.35%, 3/6/20, Callable 2/10/20 @ 100	530,409
530,000	Marsh & McLennan Cos., Inc., 2.75%, 1/30/22, Callable 12/30/21 @ 100	538,471
200,000	Marsh & McLennan Cos., Inc., 3.30%, 3/14/23, Callable 1/14/23 @ 100	206,549

		4,065,812

IT Services (0.5%):
1,190,000	Fiserv, Inc., 2.70%, 6/1/20, Callable 5/1/20 @ 100	1,192,775
730,000	Fiserv, Inc., 3.80%, 10/1/23, Callable 9/1/23 @ 100	769,879
1,645,000	Refinitiv US Holdings, Inc., 6.25%, 5/15/26, Callable 11/15/21 @ 103.13(a)	1,795,106

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
IT Services, continued
$2,185,000	Refinitiv US Holdings, Inc., 8.25%, 11/15/26, Callable 11/15/21 @ 104.13(a)	$2,460,857

		6,218,617

Life Sciences Tools & Services (1.6%):
2,830,000	Avantor, Inc., 6.00%, 10/1/24, Callable 10/1/20 @ 104.5(a)	3,013,950
11,462,000	Avantor, Inc., 9.00%, 10/1/25, Callable 10/1/20 @ 106.75(a)	12,808,785
4,085,000	Sunshine Luxembourg VII SARL, 6.19%, 10/1/26	4,119,273

		19,942,008

Machinery (0.1%):
915,000	Manitowoc Foodservice, Inc., 9.50%, 2/15/24, Callable 2/10/20 @ 107.13	969,900
200,000	Xylem, Inc., 3.25%, 11/1/26, Callable 8/1/26 @ 100	207,475

		1,177,375

Media (2.3%):
2,035,000	CCO Holdings LLC, 5.25%, 9/30/22, Callable 2/10/20 @ 100.88	2,057,894
770,000	CCO Holdings LLC, 5.13%, 2/15/23, Callable 2/10/20 @ 101.71	779,625
1,605,000	CCO Holdings LLC, 4.00%, 3/1/23, Callable 1/24/20 @ 102(a)	1,627,069
2,220,000	CCO Holdings LLC, 5.13%, 5/1/23, Callable 2/10/20 @ 102.56(a)	2,261,624
970,000	CCO Holdings LLC, 5.75%, 9/1/23, Callable 2/10/20 @ 101.92	983,338
129,000	CCO Holdings LLC, 5.75%, 1/15/24, Callable 2/10/20 @ 101.92	131,419
1,755,000	CCO Holdings LLC, 5.88%, 4/1/24, Callable 2/10/20 @ 104.41(a)	1,814,231
5,149,000	CCO Holdings LLC, 5.13%, 5/1/27, Callable 5/1/22 @ 102.56(a)	5,432,194
6,921,000	CCO Holdings LLC, 5.00%, 2/1/28, Callable 8/1/22 @ 102.5(a)	7,258,398
720,000	Charter Communications Operating LLC, 3.58%, 7/23/20, Callable 6/23/20 @ 100	724,529
1,010,000	Comcast Corp., 2.43% (US0003M+33 bps), 10/1/20	1,011,884
935,000	Comcast Corp., 3.45%, 10/1/21	961,492
795,000	Comcast Corp., 2.54% (US0003M+44 bps), 10/1/21	798,903
1,411,000	Sirius XM Radio, Inc., 3.88%, 8/1/22, Callable 8/1/20 @ 101.94(a)	1,440,984
1,190,000	Sirius XM Radio, Inc., 4.63%, 5/15/23, Callable 2/10/20 @ 101.54(a)	1,209,338

		28,492,922

Multiline Retail (0.0%†):
380,000	Dollar Tree, Inc., 2.70% (US0003M+70 bps), 4/17/20, Callable 1/24/20 @ 100	380,073

See accompanying notes to the financial statements.

7

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2019

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Multi-Utilities (0.5%):
$1,020,000	Berkshire Hathaway Energy Co., 2.40%, 2/1/20	$1,020,132
615,000	DTE Energy Co., Series D, 3.70%, 8/1/23, Callable 7/1/23 @ 100	640,516
2,060,000	NiSource Finance Corp., 3.49%, 5/15/27, Callable 2/15/27 @ 100	2,163,026
945,000	NiSource Finance Corp., 4.38%, 5/15/47, Callable 11/15/46 @ 100	1,056,110
1,705,000	NiSource, Inc., 5.65% (H15T5Y+284 bps), 12/31/99, Callable 6/15/23 @ 100	1,752,442

		6,632,226

Oil, Gas & Consumable Fuels (0.1%):
1,020,000	Enterprise Products Operating LLC, 3.50%, 2/1/22	1,050,474
715,000	Nustar Logistics, LP, 4.80%, 9/1/20	720,363

		1,770,837

Personal Products (0.1%):
685,000	Unilever Capital Corp., 3.00%, 3/7/22	701,180

Pharmaceuticals (0.5%):
1,910,000	Bristol-Myers Squibb Co., 2.10% (US0003M+20 bps), 11/16/20(a)	1,911,816
2,925,000	Bristol-Myers Squibb Co., 2.55%, 5/14/21(a)	2,953,537
1,239,000	Elanco Animal Health, Inc., 3.91%, 8/27/21	1,269,788

		6,135,141

Professional Services (0.0%†):
270,000	Korn Ferry, 4.63%, 12/15/27, Callable 12/15/22 @ 102.31(a)	272,025

Software (0.8%):
1,246,875	Emerald Topco, Inc., 0.00% (US0001M), 7/23/26, Callable 1/26/20 @ 100	1,252,723
8,530,000	Solera LLC, 10.50%, 3/1/24, Callable 2/10/20 @ 107.88(a)	9,041,800

		10,294,523

Specialty Retail (0.1%):
540,000	AutoZone, Inc., 2.50%, 4/15/21, Callable 3/15/21 @ 100	542,559
600,000	Home Depot, Inc., 3.25%, 3/1/22	619,765
715,000	Home Depot, Inc., 2.22% (US0003M+31 bps), 3/1/22^	717,685

		1,880,009

Tobacco (0.2%):
1,000,000	Philip Morris International, Inc., 2.00%, 2/21/20	1,000,219
660,000	Philip Morris International, Inc., 2.31% (US0003M+42 bps), 2/21/20	660,352

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Tobacco, continued
$1,230,000	Philip Morris International, Inc., 2.63%, 2/18/22, Callable 1/18/22 @ 100	$1,245,122

		2,905,693

Wireless Telecommunication Services (0.1%):
515,000	T-Mobile USA, Inc., 6.00%, 3/1/23, Callable 1/21/20 @ 101.5	523,369
240,000	T-Mobile USA, Inc., 6.50%, 1/15/26, Callable 1/15/21 @ 103.25	256,200

		779,569

Total Corporate Bonds (Cost $208,237,930)		216,185,748

Yankee Dollars (0.7%):
Electrical Equipment (0.3%):
745,000	Sensata Technologies BV, 4.88%, 10/15/23(a)	792,494
260,000	Sensata Technologies BV, 5.63%, 11/1/24(a)	288,600
925,000	Sensata Technologies BV, 5.00%, 10/1/25(a)	1,002,468
975,000	Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26, Callable 2/15/21 @ 103.13(a)	1,053,000

		3,136,562

Household Products (0.3%):
1,450,000	Reckitt Benckiser Treasury Services plc, 2.49% (US0003M+56 bps), 6/24/22(a)	1,453,600
2,150,000	Reckitt Benckiser Treasury Services plc, 2.38%, 6/24/22, Callable 5/24/22 @ 100(a)	2,159,617

		3,613,217

Oil, Gas & Consumable Fuels (0.1%):
1,650,000	Shell International Finance BV, 2.35% (US0003M+45 bps), 5/11/20	1,649,979

Total Yankee Dollars (Cost $8,195,240)		8,399,758

Short-Term Securities Held as Collateral for Securities on Loan (0.0%†):
363,830	BlackRock Liquidity FedFund, Institutional Class, 2.00%(b)(c)	363,830

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $363,830)		363,830

Unaffiliated Investment Companies (10.1%):
Money Markets (10.1%):
129,051,484	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 1.44%(c)	129,051,484

Total Unaffiliated Investment Companies (Cost $129,051,484)		129,051,484

Total Investment Securities (Cost $1,046,256,656) — 100.9%(d)		1,283,594,984
Net other assets (liabilities) — (0.9)%		(12,084,695)

Net Assets — 100.0%		$1,271,510,289

See accompanying notes to the financial statements.

8

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2019

Percentages indicated are based on net assets as of December 31, 2019.

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2019. The total value of securities on loan as of December 31, 2019 was $354,104.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2019.

(c)	The rate represents the effective yield at December 31, 2019.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

At December 31, 2019, the Fund’s over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
Alphabet, Inc.	Goldman Sachs	Call	1270.00 USD	1/17/20	7	$8,890	$(51,360)
Alphabet, Inc.	Goldman Sachs	Call	1300.00 USD	1/17/20	6	7,800	(28,073)
Alphabet, Inc.	Citigroup	Call	1300.00 USD	1/17/20	58	75,400	(258,337)
Alphabet, Inc.	Citigroup	Call	1340.00 USD	1/17/20	14	18,760	(24,212)
Alphabet, Inc.	Goldman Sachs	Call	1350.00 USD	1/17/20	6	8,100	(8,374)
Alphabet, Inc.	Citigroup	Call	1350.00 USD	1/17/20	18	24,300	(22,794)
Alphabet, Inc.	Citigroup	Call	1400.00 USD	1/17/20	14	19,600	(2,497)
Alphabet, Inc.	Citigroup	Call	1500.00 USD	1/17/20	14	21,000	(57)
Alphabet, Inc.	Citigroup	Call	1500.00 USD	1/15/21	47	70,500	(308,666)
Amazon.com, Inc.	Citigroup	Call	1800.00 USD	1/17/20	11	19,800	(69,627)
Amazon.com, Inc.	Citigroup	Call	2000.00 USD	1/17/20	4	8,000	(1,379)
Amazon.com, Inc.	Citigroup	Call	2025.00 USD	1/17/20	4	8,100	(1,008)
Amazon.com, Inc.	Citigroup	Call	2100.00 USD	1/17/20	4	8,400	(463)
Amazon.com, Inc.	Citigroup	Call	2300.00 USD	1/17/20	17	39,100	(264)
Amazon.com, Inc.	Credit Suisse First Boston	Call	2500.00 USD	1/17/20	7	17,500	(15)
Amazon.com, Inc.	Credit Suisse First Boston	Call	2600.00 USD	1/17/20	7	18,200	(6)
Amazon.com, Inc.	Credit Suisse First Boston	Call	2700.00 USD	1/17/20	7	18,900	(2)
Amazon.com, Inc.	Credit Suisse First Boston	Call	2200.00 USD	1/15/21	36	79,200	(306,352)
American Electric Power Co., Inc.	Citigroup	Call	85.00 USD	1/17/20	469	39,865	(447,477)
American Electric Power Co., Inc.	Citigroup	Call	85.00 USD	1/17/20	10	850	(9,541)
American Electric Power Co., Inc.	Citigroup	Call	95.00 USD	1/17/20	335	31,825	(23,614)
American Electric Power Co., Inc.	Citigroup	Call	105.00 USD	1/15/21	341	35,805	(62,574)
American Tower Corp.	Citigroup	Call	175.00 USD	1/17/20	59	10,325	(324,458)
Becton Dickinson & Co.	Goldman Sachs	Call	300.00 USD	1/15/21	122	36,600	(146,078)
Danaher Corp.	Citigroup	Call	150.00 USD	1/17/20	57	8,550	(26,764)
Facebook, Inc.	JPMorgan Chase	Call	200.00 USD	1/17/20	166	33,200	(124,538)
Facebook, Inc.	JPMorgan Chase	Call	220.00 USD	1/17/20	283	62,260	(10,840)
Facebook, Inc.	JPMorgan Chase	Call	220.00 USD	1/17/20	11	2,420	(421)
General Electric Co.	JPMorgan Chase	Call	15.00 USD	1/15/21	2,139	32,085	(96,440)
McDonald’s Corp.	Citigroup	Call	195.00 USD	1/17/20	38	7,410	(15,004)
McDonald’s Corp.	Citigroup	Call	200.00 USD	1/17/20	38	7,600	(4,553)
McDonald’s Corp.	Credit Suisse First Boston	Call	200.00 USD	1/17/20	16	3,200	(1,917)
McDonald’s Corp.	Citigroup	Call	200.00 USD	1/17/20	38	7,600	(4,553)
McDonald’s Corp.	Credit Suisse First Boston	Call	195.00 USD	1/17/20	32	6,240	(12,635)
McDonald’s Corp.	Citigroup	Call	195.00 USD	1/17/20	38	7,410	(15,004)
Microsoft Corp.	Citigroup	Call	120.00 USD	1/17/20	157	18,840	(593,763)
Microsoft Corp.	Credit Suisse First Boston	Call	125.00 USD	1/17/20	340	42,500	(1,116,150)
Microsoft Corp.	Citigroup	Call	125.00 USD	1/17/20	278	34,750	(912,617)
Microsoft Corp.	Royal Bank of Canada	Call	130.00 USD	1/17/20	264	34,320	(735,078)
Microsoft Corp.	Citigroup	Call	130.00 USD	1/17/20	278	36,140	(774,059)
Microsoft Corp.	Credit Suisse First Boston	Call	130.00 USD	1/17/20	78	10,140	(217,182)

See accompanying notes to the financial statements.

9

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2019

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
Microsoft Corp.	Citigroup	Call	135.00 USD	1/17/20	284	$38,340	$(649,619)
Microsoft Corp.	Credit Suisse First Boston	Call	165.00 USD	1/15/21	421	69,465	(482,169)
NXP Semiconductors NV	Credit Suisse First Boston	Call	140.00 USD	1/15/21	267	37,380	(281,048)
PNC Financial Services Group, Inc.	Credit Suisse First Boston	Call	140.00 USD	1/17/20	217	30,380	(430,028)
S&P Global, Inc.	Citigroup	Call	220.00 USD	1/17/20	116	25,520	(616,862)
S&P Global, Inc.	Citigroup	Call	230.00 USD	1/17/20	115	26,450	(496,781)
Texas Instruments, Inc.	JPMorgan Chase	Call	120.00 USD	1/17/20	118	14,160	(102,741)
Texas Instruments, Inc.	Royal Bank of Canada	Call	125.00 USD	1/17/20	544	68,000	(235,008)
Texas Instruments, Inc.	JPMorgan Chase	Call	130.00 USD	1/17/20	125	16,250	(15,159)
Texas Instruments, Inc.	JPMorgan Chase	Call	130.00 USD	1/17/20	132	17,160	(16,008)
Texas Instruments, Inc.	Goldman Sachs	Call	130.00 USD	1/17/20	24	3,120	(2,911)
Texas Instruments, Inc.	Goldman Sachs	Call	135.00 USD	1/17/20	29	3,915	(470)
Texas Instruments, Inc.	Goldman Sachs	Call	140.00 USD	1/17/20	29	4,060	(71)
Texas Instruments, Inc.	Goldman Sachs	Call	135.00 USD	1/15/21	86	11,610	(79,034)
Texas Instruments, Inc.	Goldman Sachs	Call	140.00 USD	1/15/21	86	12,040	(62,709)
Thermo Fisher Scientific, Inc.	Royal Bank of Canada	Call	400.00 USD	1/15/21	99	39,600	(78,920)
UnitedHealth Group, Inc.	Citigroup	Call	270.00 USD	1/17/20	47	12,690	(116,795)
UnitedHealth Group, Inc.	Citigroup	Call	280.00 USD	1/17/20	47	13,160	(75,061)
UnitedHealth Group, Inc.	Goldman Sachs	Call	290.00 USD	1/17/20	28	8,120	(23,972)
UnitedHealth Group, Inc.	Citigroup	Call	290.00 USD	1/17/20	56	16,240	(47,944)
UnitedHealth Group, Inc.	Citigroup	Call	300.00 USD	1/17/20	60	18,000	(21,438)
UnitedHealth Group, Inc.	Goldman Sachs	Call	310.00 USD	1/17/20	6	1,860	(688)
Visa, Inc.	Credit Suisse First Boston	Call	150.00 USD	1/17/20	98	14,700	(372,757)
Visa, Inc.	Credit Suisse First Boston	Call	155.00 USD	1/17/20	99	15,345	(327,256)
Visa, Inc.	Credit Suisse First Boston	Call	160.00 USD	1/17/20	160	25,600	(449,390)
Visa, Inc.	Credit Suisse First Boston	Call	165.00 USD	1/17/20	136	22,440	(314,604)
Visa, Inc.	Goldman Sachs	Call	170.00 USD	1/17/20	134	22,780	(244,001)
Visa, Inc.	Credit Suisse First Boston	Call	170.00 USD	1/17/20	133	22,610	(242,180)
Visa, Inc.	Credit Suisse First Boston	Call	175.00 USD	1/17/20	133	23,275	(177,652)
Visa, Inc.	Goldman Sachs	Call	175.00 USD	1/17/20	321	56,175	(428,769)
Visa, Inc.	Goldman Sachs	Call	180.00 USD	1/17/20	107	19,260	(92,555)
Yum! Brands, Inc.	Citigroup	Call	100.00 USD	1/17/20	152	15,200	(30,299)
Yum! Brands, Inc.	Bank of America	Call	115.00 USD	1/17/20	53	6,095	(415)
Yum! Brands, Inc.	Citigroup	Call	115.00 USD	1/17/20	229	26,335	(1,792)
Yum! Brands, Inc.	Citigroup	Call	120.00 USD	1/17/20	229	27,480	(806)
Yum! Brands, Inc.	Bank of America	Call	120.00 USD	1/17/20	54	6,480	(190)

Total (Premiums $6,328,455)							$(13,276,848)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Statement of Assets and Liabilities for Options Written

Value
Options Written	$(13,276,848)

See accompanying notes to the financial statements.

10

AZL T. Rowe Price Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investment securities, at cost	$1,046,256,656

Investment securities, at value(a)	$1,283,594,984
Cash	294,664
Interest and dividends receivable	3,060,850
Receivable for investments sold	4,735,598
Reclaims receivable	221
Prepaid expenses	4,564

Total Assets	1,291,690,881

Liabilities:
Payable for investments purchased	5,311,080
Payable for capital shares redeemed	133,965
Written Options (Premiums received $6,328,455)	13,276,848
Payable for collateral received on loaned securities	363,830
Manager fees payable	751,089
Administration fees payable	11,703
Distribution fees payable	268,246
Custodian fees payable	7,818
Administrative and compliance services fees payable	4,532
Transfer agent fees payable	1,115
Trustee fees payable	1,115
Other accrued liabilities	49,251

Total Liabilities	20,180,592

Net Assets	$1,271,510,289

Net Assets Consist of:
Paid in capital	$945,171,678
Total distributable earnings	326,338,611

Net Assets	$1,271,510,289

Shares of beneficial interest (unlimited number of shares authorized, no par value)	64,690,741
Net Asset Value (offering and redemption price per share)	$19.66

(a)	Includes securities on loan of $354,104.

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$14,129,995
Interest	14,045,153
Income from securities lending	211,764
Foreign withholding tax	(32,548)

Total Investment Income	28,354,364

Expenses:
Manager fees	8,998,282
Administration fees	334,740
Distribution fees	2,999,427
Custodian fees	42,977
Administrative and compliance services fees	20,914
Transfer agent fees	6,478
Trustee fees	65,065
Professional fees	59,823
Shareholder reports	33,806
Other expenses	34,318

Total expenses before reductions	12,595,830
Less expenses voluntarily waived/reimbursed by the Manager	(599,903)

Net expenses	11,995,927

Net Investment Income/(Loss)	16,358,437

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	80,585,718
Net realized gains/(losses) on written options contracts	2,585,810
Change in net unrealized appreciation/depreciation on securities	166,999,850
Change in net unrealized appreciation/depreciation on written options contracts	(9,847,884)

Net realized and Change in net unrealized gains/losses on investments	240,323,494

Change in Net Assets Resulting From Operations	$256,681,931

See accompanying notes to the financial statements.

11

AZL T. Rowe Price Capital Appreciation Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Change In Net Assets:
Operations:
Net investment income/(loss)	$16,358,437	$25,857,530
Net realized gains/(losses) on investments	83,171,528	54,942,451
Change in unrealized appreciation/depreciation on investments	157,151,966	(75,497,531)

Change in net assets resulting from operations	256,681,931	5,302,450

Distributions to Shareholders:
Distributions	(79,892,987)	(73,943,574)

Change in net assets resulting from distributions to shareholders	(79,892,987)	(73,943,574)

Capital Transactions:
Proceeds from shares issued	27,854,993	32,612,882
Proceeds from dividends reinvested	79,892,987	73,943,574
Value of shares redeemed	(92,633,961)	(105,282,159)

Change in net assets resulting from capital transactions	15,114,019	1,274,297

Change in net assets	191,902,963	(67,366,827)
Net Assets:
Beginning of period	1,079,607,326	1,146,974,153

End of period	$1,271,510,289	$1,079,607,326

Share Transactions:
Shares issued	1,439,519	1,759,202
Dividends reinvested	4,332,592	4,227,763
Shares redeemed	(4,857,076)	(5,838,367)

Change in shares	915,035	148,598

See accompanying notes to the financial statements.

12

AZL T. Rowe Price Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$16.93	$18.03	$16.48	$16.04	$15.90

Investment Activities:
Net Investment Income/(Loss)	0.26 (a)	0.41	0.17	0.21	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	3.79	(0.31)	2.28	1.03	0.68

Total from Investment Activities	4.05	0.10	2.45	1.24	0.79

Distributions to Shareholders From:
Net Investment Income	(0.42)	(0.17)	(0.24)	(0.12)	(0.10)
Net Realized Gains	(0.90)	(1.03)	(0.66)	(0.68)	(0.55)

Total Dividends	(1.32)	(1.20)	(0.90)	(0.80)	(0.65)

Net Asset Value, End of Period	$19.66	$16.93	$18.03	$16.48	$16.04

Total Return(b)	24.38%	0.38%	15.04%	7.84%	5.07%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,271,510	$1,079,607	$1,146,974	$997,346	$1,150,906
Net Investment Income/(Loss)	1.36%	2.25%	0.97%	1.10%	0.98%
Expenses Before Reductions(c)	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses Net of Reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Portfolio Turnover Rate	45%	70%	65%	89%	73%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

13

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2019

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 21 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), and 20 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

14

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2019

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2019 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $20,822 during the year ended December 31, 2019. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $363,830 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2019. At December 31, 2019, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2019, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized Gain/Loss

AZL T. Rowe Price Capital Appreciation Fund	$518,774	$314,102	$(27,134)

Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 changed the amortization period for non-contingently callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. The Fund has adopted ASU 2017-08 on a modified retrospective basis as of January 1, 2019. The adoption of ASU 2017-08 did not have a significant impact on the amortized cost of investments as of January 1, 2019, and had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2019, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an

15

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2019

unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. For the year ended December 31, 2019, the monthly average notional amount for written options contracts was $1.6 million. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Equity Contracts		$—	Written Options contracts	$13,276,848

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net Realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written option contracts	$2,585,810	$(9,847,884)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2019. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019.

As of December 31, 2019, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:

Written option contracts	$—	$13,276,848

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	13,276,848
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total assets and liabilities subject to a MNA	$—	$13,276,848

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral pledged by the Fund as of December 31, 2019:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Bank of America	$605	$—	$—	$—	$605
Citigroup	5,960,682	—	—	—	5,960,682
Credit Suisse First Boston	4,731,343	—	—	—	4,731,343
Goldman Sachs	1,169,065	—	—	—	1,169,065
JPMorgan Chase	366,147	—	—	—	366,147
Royal Bank of Canada	1,049,006	—	—	—	1,049,006

Total	$13,276,848	$—	$—	$—	$13,276,848

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement, effective November 15, 2013, with T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and

16

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2019

management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2021.

For the year ended December 31, 2019, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL T. Rowe Price Capital Appreciation Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2019, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2019, $8,869 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625 annually, the Chair of the Nominating and Corporate Governance Committee receives an additional $10,000 annually and the Chair of the Audit Committee receives an additional $10,000 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2019, actual Trustee compensation was $1,343,125 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

17

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2019

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2019 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$783,663,339	$25,220,735	$—	$808,884,074
Preferred Stocks	51,641,277	—	—	51,641,277
Convertible Preferred Stocks	14,932,616	—	—	14,932,616
Asset Backed Securities	—	4,468,271	—	4,468,271
Bank Loans	—	49,667,926	—	49,667,926
Corporate Bonds+	—	216,185,748	—	216,185,748
Yankee Dollars+	—	8,399,758	—	8,399,758
Short-Term Securities Held as Collateral for Securities on Loan	363,830	—	—	363,830
Unaffiliated Investment Companies	129,051,484	—	—	129,051,484

Total Investment Securities	979,652,546	303,942,438	—	1,283,594,984

Other Financial Instruments:*
Written Options	(92,555)	(13,184,293)	—	(13,276,848)

Total Investments	$979,559,991	$290,758,145	$—	$1,270,318,136

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options.

5. Security Purchases and Sales

For the year ended December 31, 2019, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL T. Rowe Price Capital Appreciation Fund	$502,238,757	$657,969,758

For the year ended December 31, 2019, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL T. Rowe Price Capital Appreciation Fund	$39,425,218	$65,441,046

6. Investment Risks

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities

18

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2019

and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2019 is $1,047,027,645. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$237,494,877
Unrealized (depreciation)	(14,204,386)

Net unrealized appreciation/(depreciation)	$223,290,491

The tax character of dividends paid to shareholders during the year ended December 31, 2019 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL T. Rowe Price Capital Appreciation Fund	$49,574,951	$30,318,036	$79,892,987

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL T. Rowe Price Capital Appreciation Fund	$49,574,951	$30,318,036	$79,892,987

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

19

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2019

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL T. Rowe Price Capital Appreciation Fund	$78,724,092	$25,826,432	$—	$223,290,185	$327,840,709

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and straddles.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2019, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 95% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL T. Rowe Price Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL T. Rowe Price Capital Appreciation Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for the years ended December 31, 2019 and 2018, including the related notes, and the financial highlights for the years ended December 31, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year ended December 31, 2019, the changes in its net assets and the financial highlights for the years ended December 31, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

21

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, 41.33% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2019, the Fund declared net short-term capital gain distributions of $24,232,768.

During the year ended December 31, 2019, the Fund declared net long-term capital gain distributions of $30,318,036.

22

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2021 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the summer and fall of 2019. Information relevant to the approval of such Agreements was considered at in-person Board meetings held June 18, 2019, and September 18, 2019, as well as at various telephonic Board meetings preceding the two in-person meetings. The Agreements were approved at the Board meeting on September 18, 2019. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for

24

the period ending April 30, 2021. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting, as well as the summer and fall 2019 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 18 and September 18, 2019, the Manager reported that for the one-year period ended December 31, 2018, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended December 31, 2018, ten Funds were in the top 40%, three were in the middle 20% and five were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2018, seven Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Government Money Market Fund on September 12, 2018, and the AZL Morgan Stanley Global Real Estate Fund on September 17, 2019, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period; the Fund’s reimbursement of expenses previously waived ended December 31, 2019.

Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 20 Funds reviewed by the Board in the summer and fall of 2019, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 20 Funds was as follows: (1) 17 of the Funds had management fee rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability. For the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Index Fund, following discussions with the Board, and although the Funds’ management fee ranked below the 65th percentile, the Manager recommended increasing a temporary management fee waiver by one basis point, which the Board approved. Increasing the temporary management fee waivers by one basis point effectively decreases the management fee paid by a fund by one basis point.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger.

25

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2016 through December 31, 2018. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2018, were approximately $14.7 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Funds.

26

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chair, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chair Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	33

Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Sterling National Bank Advisory Board, Stellar Energy Foundation.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	33	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	33	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	33	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	33	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	33	None

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	33	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1219 2/20

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Tamara Lynn Fagely, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2019	2018
(a)	Audit Fees	$335,700	$359,200
(b)	Audit-Related Fees	$0	$0
	Related to the consent on Form N-1A for the annual registration statement.
		2019	2018
(c)	Tax Fees	$129,700	$135,800

Services include preparation of the U.S. Corporate Income Tax Return for Regulated Investment Companies, Form 1120 RIC, and extensions for the Funds for the year ended December 31, 2019. We will also prepare the Delaware information return, Form 1902(b), for the funds.

		2019	2018
(d)	All Other Fees	$0	$0

4(e)(1)	The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)	During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable

4(g)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were as follows:	2019	2018

4(h)	Not applicable	$129,700	$135,800

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are furnished herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Variable Insurance Products Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date February 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date February 20, 2020

By (Signature and Title)	/s/ Bashir C. Asad
Bashir C. Asad, Principal Financial Officer & Principal Accounting Officer
Date February 20, 2020